UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and General Counsel of Pacific Select Fund
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007–December 31, 2007

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2007

Annual
Report

Pacific Select Fund

TABLE OF CONTENTS

PACIFIC SELECT FUND

Chairman’s Letter	A-1
Performance Discussion	A-2
Disclosure of Fund Expenses	B-1
Schedules of Investments and Notes	C-1
Financial Statements:
Statements of Assets and Liabilities	D-1
Statements of Operations	D-7
Statements of Changes in Net Assets	D-13
Statement of Cash Flows	D-19
Financial Highlights	E-1
Notes to Financial Statements	F-1
Report of Independent Registered Public Accounting Firm	G-1
Trustees and Officers Information	H-1
Approval of Investment Advisory Agreement and Portfolio Management Agreements	H-4
Special Meetings of Shareholders	H-8
Where to Go for More Information	H-9

The 2007 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth-Income and American Funds Growth Portfolios of the Pacific Select Fund (“PSF”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2007. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.
     The Fund’s adviser supervises the management of all of the Fund’s portfolios and manages two of the portfolios directly. For the other portfolios, with the exception of the American Funds® Growth-Income Portfolio and the American Funds® Growth Portfolio, the adviser has retained other firms to serve as portfolio managers under its supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio (the master-feeder portfolios) each invests all of their assets in a master fund; and therefore, the adviser has not retained other portfolio managers to manage assets of these portfolios. Pacific Life Fund Advisors LLC (PLFA) became the Fund’s adviser effective May 1, 2007. (Prior to that time, its parent company, Pacific Life, served as the adviser). The portfolio managers as of December 31, 2007 are listed below:

Portfolio Manager	Portfolio
Fred Alger Management, Inc. (Alger)	Small-Cap Growth (formerly called Fasciano Small Equity)
AllianceBernstein L.P. (AllianceBernstein)	International Value
Batterymarch Financial Management, Inc. (Batterymarch)	International Small-Cap
BlackRock Investment Management, LLC (BlackRock)	Equity Index Small-Cap Index
Capital Guardian Trust Company (Capital Guardian)	Diversified Research Equity
Capital Research and Management Company (Capital Research) - adviser to the Master Growth-Income and Growth Funds	American Funds® Growth-Income American Funds® Growth
ClearBridge Advisors, LLC (ClearBridge)	Large-Cap Value
Columbia Management Advisors, LLC (Columbia)	Technology
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond
Highland Capital Management, L.P. (Highland Capital)	Floating Rate Loan
J.P. Morgan Investment Management, Inc. (JP Morgan)	Diversified Bond
Janus Capital Management LLC (Janus)	Growth LT Focus 30
Jennison Associates LLC (Jennison)	Health Sciences
Lazard Asset Management LLC (Lazard)	Mid-Cap Value
Loomis, Sayles & Company, L.P. (Loomis Sayles)	Large-Cap Growth
MFS Investment Management (MFS)	International Large-Cap
NFJ Investment Group L.P. (NFJ)	Small-Cap Value
OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy Main Street® Core Emerging Markets
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Inflation Managed
PLFA	Money Market High Yield Bond
Van Kampen	Comstock Mid-Cap Growth Real Estate
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)	Small-Cap Equity (formerly called VN Small-Cap Value)

     Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.
     We appreciate your confidence in the Fund and look forward to serving your financial needs in the years to come.
Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board and Chief Executive Officer	President
Pacific Select Fund	Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

     This report and financial statements contained herein are provided for the general information of investors with beneficial interests in the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.
     The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Money Market Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.
     This report shows you the performance of the Fund’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     The market commentaries are written by the portfolio managers and as such, are based on their opinions of how their portfolio(s) performed during the year. Any references to “we,” “I,” or “ours” are references to the portfolio manager. The portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus and Statement of Additional Information.
Small-Cap Growth Portfolio (formerly Fasciano Small Equity Portfolio)
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Small-Cap Growth Portfolio returned 15.10%, compared to a 7.05% return for its benchmark, the Russell 2000 Growth Index and a -1.57% return for the Russell 2000 Index. The portfolio’s benchmark changed to the Russell 2000 Growth Index due to the new portfolio manager’s style of investing in growth-oriented stocks. Alger assumed management of the Small-Cap Growth Portfolio on May 1, 2007.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Small-Cap Growth Portfolio	15.10%	14.48%	3.33%
Russell 2000 Growth Index	7.05%	16.50%	4.32%
Russell 2000 Index	-1.57%	16.25%	7.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Judging from the tenor of the news and the sentiment of investors and even with the bottom falling out of financial services stocks in the third and fourth quarters, one would think that the markets this year were either down 10% or flat. However, the major indices were up for the year, some more than others. The S&P 500 Index was up 5.5% and the Dow Jones Industrial Average (DJIA) Index registered a total return of 8.9% in the U.S. Large-capitalization stocks performed better than their smaller-capitalization counterparts; the Russell 1000 Index, a large-capitalization index, was up 5.8%, while the smaller-capitalization Russell 2000 Index posted a 1.6% decline. As a result of the problems in the financial services sector, value indices sharply underperformed growth counterparts. Because of the heavy weighting of banks, brokerage and insurance companies in the value indices, the Russell 3000 Value Index posted a loss of 1.0% while the broadly-based Russell 3000 Growth Index was up 11.4%. Within the small-capitalization universe, the disparity between growth and value was even greater as the Russell 2000 Value Index was down 9.8% and the Russell 2000 Growth Index was up 7.1%.
     We, at Alger, believe that many U.S. growth companies are deeply immersed in a global economy that is showing signs of “decoupling” from the U.S. and expanding at a much more rapid pace. Those companies are seeing robust growth from places as diverse as Latin America, the Gulf
See explanation of symbols on A-31

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
region, and especially China. These regions have been a source of new markets and new business for many companies that trade on U.S. exchanges. Yet, many of those companies have not seen multiple expansions commensurate with that growth. They have done well but have not overshot this year. That’s why we believe they have potential for the year ahead.
     During the past year, our investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing positive dynamic change. On the whole, management’s growth stock philosophy helped the portfolio’s performance as small-capitalization growth stocks, as measured by the Russell 2000 Growth Index, outperformed small-capitalization value stocks, as measured by the Russell 2000 Value Index.
     During this time period, the portfolio, relative to the benchmark, benefited from positive security selection in eight out of ten sectors, with the greatest impact coming from the industrials, health care, energy, consumer discretionary and information technology sectors. In terms of allocation, the portfolio’s underweight position in the strong health care sector detracted from relative performance of the portfolio. The top contributing securities were Petrobank Energy & Resources Ltd. (energy sector), SunPower Corp. (industrials sector), Bally Technologies, Inc. (consumer discretionary sector), priceline.com, Inc. (consumer discretionary sector) and FTI Consulting, Inc. (industrials sector). The top detractors were McCormick & Schmick’s Seafood Restaurants, Inc. (consumer discretionary sector), Tele Tech Holdings, Inc. (industrials sector), DSW, Inc. (consumer discretionary sector), Coldwater Creek, Inc., (consumer discretionary sector) and North American Energy Partners, Inc. (energy sector).
     As of December 31, 2007, the portfolio remained well diversified, consisting of investments in 100 equity securities across 40 industries. The top five industries were: biotechnology; semiconductors and semiconductor equipment; software; health care equipment and supplies; and oil, gas and consumable fuels.
     If we are correct in our view that big-picture statistics are of less and less use in steering investment decisions, then focusing on specific companies and specific business opportunities will become even more vital than ever. Already, many active investment managers (and growth managers in particular) who focus on fundamentals have outperformed their respective benchmarks simply because they have the flexibility to focus on the strengths and avoid some of the weaker areas of the economy and the markets. Given how the year ahead appears to be shaping up, that will be just as important going forward as it has been in 2007.
International Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the International Value Portfolio returned 6.24%, compared to a 11.17% return for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
International Value Portfolio	6.24%	16.79%	5.32%
MSCI EAFE Index	11.17%	21.59%	8.66%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. International equity markets remained volatile in the fourth quarter ended December 31, 2007, reflecting growing uncertainty about the potential economic fallout from the turmoil in credit markets. The portfolio’s benchmark fell 1.8% in U.S. dollars, trimming its gain for the year to 11.2%. These returns were boosted by the continued appreciation of most major foreign currencies versus the U.S. dollar. The market was led over the year by a mix of resource-related and defensive stocks. Industrial commodity and energy stocks benefited from robust demand for raw materials and high prices. Defensive telecommunications, consumer staples and utilities companies also generally did well. Not surprisingly, financials were the worst-performing stocks over the year and among the worst during the fourth quarter. Construction and housing stocks also lagged in both periods.
     Despite rising risk aversion, the best-performing regions during 2007 were the emerging markets, which benefited from secular growth in domestic demand and proved resilient to the disruption in credit markets. Europe posted modest returns, but Japanese equities fell amid rising concern about the outlook for its domestic economy.
     During the year, the portfolio underperformed its benchmark. An underweight position to the consumer staples sector detracted from the portfolio’s performance, as did an overweight position to the financials sector. Additionally, the portfolio’s financials sector holdings, including ORIX Corp., HBOS P.L.C. and Japanese bank, Sumitomo Mitsui Financial Group, Inc. ORIX, the Japanese leasing company, detracted from portfolio performance following two broker downgrades that cited slumping credit markets. Also negatively affecting the portfolio’s performance was the United Kingdom (U.K.) banking group, HBOS, which fell amid expectations of U.K. mortgage-sector profit headwinds in 2008. While the recent performance of these holdings has been very disappointing, we, at AllianceBernstein, believe that they have been punished excessively by concerns about the credit squeeze and that they continue to offer long-term value.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Contributors to the portfolio’s relative returns were diversified by sector and included steel producer, ArcelorMittal S.A., Germany’s largest utility company, E.ON A.G. and J. Sainsbury P.L.C., the U.K. supermarket. E.ON contributed to the portfolio’s relative returns as the company announced earnings which exceeded expectations and a share buyback based on improved margins due to higher electricity prices in Germany and Britain. An overweight position versus the benchmark to the industrial commodities sector contributed to the portfolio’s returns, as did an underweight position to the construction and housing sectors.
     Market volatility has surged recently but is still only modestly above long-term norms. Recent market anxieties are also evident in our measure of the value opportunity, the discount to fair value, which has widened to an average level from unusually low levels of the last several years. From our perspective as a value manager, anxiety ultimately creates opportunity. If stock valuation spreads continue to widen as they have recently, we are likely to adopt more concentrated positions in undervalued industries and companies whose share prices have fallen further than is justified by our forecasts of their cash flows. For now, however, we are maintaining relatively neutral risk exposures as our timing tools and judgment continue to suggest that caution is warranted. Measured adjustments will continue to be made to the portfolio exposures as identified by our fundamental and quantitative research.
International Small-Cap Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the International Small-Cap Portfolio returned 4.73%, compared to a 7.32% return for its benchmark, the S&P/Citigroup Extended Market Index (EMI) World Ex-US.
Average Annual Total Returns for the periods ended December 31, 2007

		Since
		Inception
	1 Year	(5/1/06)
International Small-Cap Portfolio	4.73%	4.70%
S&P/Citigroup EMI World Ex-US Index	7.32%	10.32%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Returns in the international small-capitalization market, as measured by the benchmark, were strongly positive in the first half of the year, despite a degree of contagion from the sub-prime lending concerns within the U.S. Through June, small-capitalization stock returns, as measured by the benchmark, outperformed large-capitalization stocks, as measured by the MSCI EAFE Index. This relationship was reversed in the second half of the year, as small-capitalization stocks gave back much of the previous gain. Nevertheless, the benchmark’s return was positive for the year.
     While the sub-prime mortgage problem impacted U.S. markets most dramatically beginning in the third quarter, its impact was felt by other markets, excluding the U.S., more in the last quarter of 2007. Many of the best performing stocks through October of 2007 were sold off in November, despite good fundamentals. Cyclical names, which may be perceived as the most susceptible to global recession were some of the hardest hit, suggesting that fear as well as profit taking were driving market activity. Not surprisingly given this environment, the value dimension of our stock selection model significantly underperformed in the fourth quarter. It was a challenging investment environment for a portfolio manager that seeks alpha through a balanced approach recognizing multiple dimensions.
     Again as reflected in the benchmark, the Asia market, excluding Japan (Asia ex-Japan) finished the year as the best performing region, with a return in U.S. dollars of over 40%. The Australia, New Zealand and Canada regions were also strong. In the major regions, continental Europe was the leader and the only positive performing region with the utilities and telecommunications services sectors posting the highest gains. Japan was the laggard from a region perspective, with U.K. banks being the poorest performing sector overall.
     We, at Batterymarch, employ an investment strategy that combines sophisticated quantitative techniques and fundamental investment disciplines. Our process focuses first on stock selection and second on the relative weighting of regions and sectors. We maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks.
     With respect to stock selection, we rank the relative attractiveness of the investable universe of stocks daily across a number of fundamental dimensions which are the same dimensions used by traditional investors. Through the third quarter, our stock selection model added relative value to the portfolio, but in the fourth quarter, when many stocks with good fundamentals did not perform well, our stock selection results were mixed at the region and sector level and detracted from overall portfolio performance.
     During the twelve month period ended December 31, 2007, the portfolio underperformed the benchmark. However, the impact of stock selection for the portfolio was positive for the period in the Asia ex-Japan and the Australia, New Zealand and Canada regions. On a sector level, the portfolio’s overweight position in the materials sector in the Australia, New Zealand and Canada regions contributed to portfolio performance, led by an overweight position in LionOre Mining International Ltd. and Incitec Pivot Ltd.
     An underweight position to the financial sectors in all the major regions benefited relative performance of the portfolio, especially in Japan and the U.K., given those sectors negative returns in the benchmark.
     Stock selection detracted from relative performance of the portfolio in continental Europe, primarily in the consumer discretionary and materials sectors. Not owning the industrials stock, Man A.G., and financials stock, Deutsche Boerse A.G. represented two of the biggest detractors from the portfolio’s performance given their returns were well in excess of the overall benchmark return for the year. Stock selection also detracted from portfolio performance in the U.K., most notably in the materials and industrials
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
sectors. Consumer discretionary stock, Next P.L.C. and energy stock, Venture Production P.L.C., were the laggards for the portfolio.
Equity Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Equity Index Portfolio returned 5.23%, compared to a 5.49% return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Equity Index Portfolio	5.23%	12.54%	5.64%
S&P 500 Index	5.49%	12.82%	5.91%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite losing ground in the second half of the year amid continued weakness in the housing markets and deterioration in financial conditions, U.S. equity markets ended 2007 in positive territory. Shares of mid-capitalization companies outperformed large- and small-capitalization stocks for the year, with the S&P MidCap 400 Index gaining 7.98% versus the 5.49% and -0.30% returns of the broad-market S&P 500 Index and the S&P SmallCap 600 Index, respectively.
     Eight of the ten sectors in the S&P 500 Index recorded positive returns for the twelve month period. The energy sector was a top performer followed by the materials and utilities sectors. However, the financials, consumer discretionary and health care sectors were the weakest-performing sectors.
     2007 began much like 2006 ended, with some slowing in U.S. economic growth, a Federal Reserve Board (Fed) that remained on hold and a generally positive investment environment. In the first half of 2007, solid earnings growth and continued high levels of merger-and-acquisition (M&A) activity allowed equities to move almost inevitably upward. However, the following six months were vastly different. The benign fundamentals that dominated from 2003 to 2006, namely, strong global growth, rising profitability levels and falling risk premiums were replaced by credit stress, pressures on the capital position of the financial system, question marks about the sustainability of the business cycle and rising food and energy prices. Reflecting these woes, U.S. government bond yields plummeted; the dollar’s decline intensified; equities became volatile and trendless; and the Fed’s focus shifted from inflation fighting to providing liquidity and reducing short-term interest rates in an effort to shore up the functioning of credit markets and fight economic weakness. During the year, the Fed lowered the target Federal Funds (Fed Funds) rate (the rate banks charge each other on overnight loans) by 100 basis points (bps) or 1.00%, bringing the target rate from 5.25% to 4.25%.
     In total, we, at BlackRock, believe that equity markets performed amazingly well in 2007. It was a year of intense market volatility, but still one that resulted in decent gains for most asset classes. Global equity markets benefited from the strong first half, which, in most cases, helped to generate positive performance for the year as a whole. In the U.S., the DJIA Index registered a total return of 8.9%. Larger-capitalization stocks noticeably outperformed in 2007, as the S&P 500 Index advanced 5.49%, while the smaller-capitalization stocks of the Russell 2000 Index lost 1.57%. Amid strong performance in the technology sector, the National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index posted an impressive 9.81% return for the year.
     The portfolio is positioned such that the risk characteristics are similar to those of the S&P 500 Index.
Small-Cap Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Small-Cap Index Portfolio returned -2.02%, compared to a -1.57% return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Small-Cap Index Portfolio	-2.02%	15.76%	7.50%
Russell 2000 Index	-1.57%	16.25%	8.21%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Most U.S. equity markets posted modest gains for the year, despite a widespread decline at the end of the period. The broad-market Russell 3000 Index gained 5.14%. Small-capitalization company shares, as measured by the Russell 2000 Index, trailed their large- and mid-
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
capitalization counterparts for the year, with the large-capitalization Russell 1000 Index advancing 5.77%, followed closely by the Russell Midcap Index, which gained 5.60%. Small-capitalization growth stocks significantly outperformed shares of value companies, with the Russell 2000 Growth Index advancing 7.05% versus the 9.78% decline of the Russell 2000 Value Index.
     2007 began much like 2006 ended, with some slowing in U.S. economic growth, a Fed that remained on hold and a generally positive investment environment. In the first half of 2007, solid earnings growth and continued high levels of M&A activity allowed equities to move almost inevitably upward. However, the following six months were vastly different. The benign fundamentals that dominated from 2003 to 2006, namely strong global growth, rising profitability levels and falling risk premiums were replaced by credit stress, pressures on the capital position of the financial system, question marks about the sustainability of the business cycle and rising food and energy prices. Reflecting these woes, U.S. government bond yields plummeted; the dollar’s decline intensified; equities became volatile and trendless; and the Fed’s focus shifted from inflation fighting to providing liquidity and reducing short-term interest rates in an effort to shore up the functioning of credit markets and fight economic weakness. During the year, the Fed lowered the target Fed Funds rate by 100 bps or 1.00%, bringing the target rate from 5.25% to 4.25%.
     In total, we, at BlackRock, believe that equity markets performed amazingly well in 2007. It was a year of intense market volatility, but still one that resulted in decent gains for most asset classes. Global equity markets benefited from the strong first half, which, in most cases, helped to generate positive performance for the year as a whole. In the U.S., the DJIA registered a total return of 8.9%. Larger-capitalization stocks noticeably outperformed in 2007, as the S&P 500 Index advanced 5.49%, while the smaller-capitalization, Russell 2000 Index, lost 1.57%. Amid strong performance in the technology sector, the NASDAQ Composite Index posted an impressive 9.81% return for the year.
     The portfolio is positioned such that the risk characteristics are similar to those of the Russell 2000 Index.
Diversified Research Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Diversified Research Portfolio returned 1.19%, compared to a 5.49% return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/3/00)~
Diversified Research Portfolio	1.19%	11.95%	4.56%
S&P 500 Index	5.49%	12.82%	1.66%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. equities made small gains in a year dominated by fluctuating liquidity levels and corporate profits. Stocks soared to new highs on record M&A activity and earnings, then dropped as the tap of cheap money dried up in the wake of the sub-prime mortgage crisis. By year’s end, earnings had begun to slide and investors grew concerned about the possibility of an economic recession.
     Although stocks soared for much of the year, ripples of sub-prime mortgage trouble appeared in February and June before bursting open in the third quarter. Though the Fed cut interest rates three times and worked with other central banks to inject liquidity into the system, earnings began to decline and the outlook for economic growth looked bleak by December, while 2007’s stock market gains were nearly erased. The S&P 500 Index ended the year up 5.49%.
     The sell-off was most acutely felt by companies in the financial sector, which had their worst year since 1990. Stocks in the consumer discretionary sector slid as concerns about the economy grew. However, other sectors posted double-digit gains. Stocks in the energy sector climbed as oil futures rose; the materials sector advanced on demand from the emerging markets; and the utilities stocks benefited both from the M&A boom and the flight to safety. Stocks in the information technology sector also jumped.
     We, at Capital Guardian, employ a strategy that invests in primarily U.S. companies with a total market capitalization of $1 billion or more and is typically represented by major industry sectors. The portfolio gained in 2007 but underperformed the benchmark for the year.
     The selection of information technology stocks, particularly among the portfolio’s computer and semiconductor-related holdings, was the leading detractor to the portfolio’s returns. Qimonda A.G., Jabil Circuit, Inc. and VeriFone Holdings, Inc. had weak results as well.
     Stocks in the health care sector also weighed on results. Large holdings in Forest Laboratories, Inc. and AstraZeneca P.L.C. were detrimental to portfolio performance, as was Sepracor, Inc., which was hurt by softer-than-expected growth for its sleep maintenance medication Lunesta.
     Four out of the top five stock detractors to the portfolio’s absolute returns were in the financials sector, specifically the consumer finance and thrifts and mortgage areas. SLM Corp. (Sallie Mae) fell after a $25 billion proposed takeover collapsed. Washington Mutual, Inc., Wachovia Corp. and AmeriCredit Corp. also felt the impact of ongoing turmoil in the credit markets.
     Stock selection in the materials sector was very beneficial to the portfolio’s performance for the year. Holding Potash Corp. of Saskatchewan, Inc. was the biggest contributor to the portfolio’s returns. The company, which is the world’s largest supplier of potash, a major ingredient in some fertilizers, benefited from an increase in global demand.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Holding Barrick Gold Corp. and Nucor Corp. also benefited portfolio returns.
     The selection of consumer discretionary stocks helped returns. Holding companies like Las Vegas Sands Corp., McDonald’s Corp. and Urban Outfitters, Inc. was additive. In August, Las Vegas Sands opened its newest casino in Asia, the Venetian Macau, which we at Capital Guardian, believe stands to benefit from the growing gaming market.
     Stock selection in the industrials sector aided results. Fluor Corp., Trane, Inc. and Illinois Tool Works, Inc. were among the top contributors to the portfolio’s performance in this area.
Equity Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Equity Portfolio returned 6.27%, compared to a 11.81% return for its benchmark, the Russell 1000 Growth Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Equity Portfolio	6.27%	9.97%	2.25%
Russell 1000 Growth Index	11.81%	12.11%	3.83%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. growth stocks posted double-digit returns, outperforming both value stocks and the broader market. Equities rose throughout much of the year on solid earnings and buyout activity, then slid as investors began to worry about the health of the U.S. economy in the wake of the sub-prime mortgage crisis. Overall, the benchmark gained 11.81% in 2007, its best year since 2003.
     Stocks rose for much of the year as easy money supported a record $4.7 trillion in worldwide M&A deals, and companies reported strong corporate earnings and the economy accelerated. Large information technology companies soared. Apple, Inc. jumped on sales of the iPhone and other products, while Google, Inc. and Microsoft Corp. gained on impressive earnings.
     But ripples of sub-prime mortgage trouble appeared in February and June before bursting open in the third quarter. The fallout incorporated two main elements: the lower value of sub-prime mortgages and related investments and the effect of the crisis on financial institutions that wrote down the value of their mortgage assets and subsequently faced severe financing constraints. Stocks pulled back at the end of the year as the full extent of the earnings losses and the subsequent possibility of economic weakness came into focus. The Fed cut interest rates three times and worked with other central banks to inject liquidity into the system, earnings began to decline and the outlook for economic growth looked bleak by December, and stock market gains for 2007 were nearly erased.
     Stocks in the consumer discretionary sector, which are sensitive to economic swings, were the hardest hit. Home improvement retailers, The Home Depot, Inc. and Lowe’s Cos., Inc., declined along with the housing market while cable operator Comcast Corp. sank on poor earnings.
     Economic data showed that while the housing market was at its weakest level in decades, other critical measures of the economy held up well throughout most of the year. Real Gross Domestic Product (GDP) accelerated to 4.9% in the third quarter, though by the end of 2007 durable goods data and other economic indicators showed signs of strain.
     We, at Capital Guardian, employ a strategy that invests in primarily U.S. companies with a total market capitalization of $1.5 billion or more and which possess one or more growth characteristics. The portfolio gained in 2007 but underperformed relative to the benchmark for the year.
     The portfolio’s underperformance was driven by stock selection in the information technology, financial and health care sectors. Most of the decline occurred in the fourth quarter. Rising concerns about the U.S. economy and capital spending negatively impacted some of the portfolio’s technology holdings, including contract manufacturers and semiconductor memory companies. SanDisk Corp., Micron Technology, Inc. and Jabil Circuit, Inc. were hurt by announcements of new manufacturing capacity and slight reductions of demand. That said, the portfolio’s overweight position versus the benchmark in the technology sector was additive, and Google was the biggest positive contributor to results.
     Though it was a small portion of the portfolio, financials sector stocks negatively impacted the portfolio’s returns. Throughout November and December concerns about the housing market, sub-prime mortgages, and default rates negatively affected the portfolio due to several of the holdings in the financial sector, including Wachovia Corp. The portfolio’s holdings were increased as valuations declined, but we did so too early as the credit crunch further intensified in the fourth quarter. In addition, SLM Corp. (Sallie Mae) sank after a $25 billion proposed takeover collapsed, which also weighed on returns.
     The portfolio’s holdings in the health care sector contributed negatively to the portfolio’s returns. Sepracor, Inc. was the biggest drag on the portfolio’s performance and Genentech, Inc. declined after a regulatory panel rejected the company’s Avastin treatment for breast cancer. The underweight position in the materials sector also hurt relative returns of the portfolio.
     While the underweight position in the strong energy sector detracted from relative returns of the portfolio, the impact of stock selection in the portfolio was more positive. Schlumberger Ltd. and Weatherford International Ltd. contributed to the portfolio’s performance.
     Selection in the consumer discretionary sector was beneficial, though gains were outweighed by the portfolio’s overweight position in the sector.
American Funds Growth-Income Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) returned 4.66%, compared to a 5.49% return for its benchmark, the S&P 500 Index. Effective May 1, 2007, the Feeder Growth-Income Portfolio began investing
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
all of its assets in Class 1 shares instead of Class 2 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Income Fund). The Master Growth-Income Fund returned 5.32% for the same period. The performance for the Feeder Growth-Income Portfolio was slightly lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.
Average Annual Total Returns for the periods ended December 31, 2007

		Since
		Inception
	1 Year	(5/2/05)~
American Funds Growth-Income Portfolio	4.66%	10.95%
S&P 500 Index	5.49%	11.42%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the Master Growth-Income Fund (master fund). For the year ended December 31, 2007, stock and bond markets around the globe observed a period of gains, but there was also uncertainty and turbulence. Indeed, in many ways, 2007 was a bifurcated year in the U.S. with markets earning solid returns during the first ten months of the year and losing ground during the final two months. The S&P 500 Index gained 5.49% in the period ended December 31, 2007. The NASDAQ Composite Index, home to many of the nation’s technology company stocks, gained 9.81%.
     Difficulties in the sub-prime mortgage market captured the headlines as the number of foreclosures jumped, prices of existing homes fell and construction of new homes declined. But the troubles in the credit markets were deeper and broader than just sub-prime mortgages. Bond prices, especially the prices of lower rated securities, fell as investors demanded higher rewards for taking more risk. The fallout quickly spread to the equity markets and cast a shadow over the U.S. economy. Stocks of companies in the financial industry, including some of the nation’s biggest banks and other lenders, were among the hardest hit.
     At the same time, signs emerged that the U.S. economy’s growth rate was beginning to slow. To help calm financial markets and to offset a slowing economy, the Fed lowered two key interest rates. In August, the Fed cut the discount rate (the rate it charges member banks for loans) by 0.5% to 5.75%. It followed in September with a 0.5% reduction in the Fed Funds rate to 4.75%, the first reduction in the Fed Funds rate since June 2003.
     Some economists predict the U.S. will slip into recession during 2008 citing the high price of oil and the shift in consumer spending from discretionary items, such as new cars, furniture and other durable goods, to consumables such as fuel and food. Still, growth outside the U.S., especially in China, Brazil and India, appears strong, and the dollar’s weakness will make U.S. made goods less expensive, which should boost exports.
     We, at Capital Research, believe this turbulence and uncertainty could create good long-term opportunities for investors who take a cautious approach. Depressed stock prices, such as we’ve seen in the financials sector recently, could create buying opportunities. However, a stock’s low price may simply be a way station on the path to even lower prices. Outside the U.S., the outlook is equally uncertain. Soaring markets, such as in China, may be a sign of strength or may indicate an overheated market. Facing this uncertainty, we will continue to rely on our fundamental global research, our experience and our long-term approach in making investment decisions.
     The master fund invests in high-quality, dividend-paying companies. This focus on dividends led to investments in banks and other financial institutions that typically pay healthy dividends. Those holdings were especially hard hit by the credit crunch. The impact of woes in the financial services industry can be seen in the master fund’s returns over the course of the year. During the first half of the year, the master fund rose in value during the period but underperformed the benchmark primarily due to troubles in the financial sector.
     Not surprisingly, the master fund’s investments in the stocks of consumer finance firms, thrifts and mortgage finance companies and in diversified financial services companies all undermined results. Offsetting these investments were gains from holdings in metals and mining, communications equipment and in energy equipment and services.
American Funds Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the American Funds Growth Portfolio (Feeder Growth Portfolio) returned 11.93%, compared to a 5.49% return for its benchmark, the S&P 500 Index. Effective May 1, 2007, the Feeder Growth Portfolio began investing all of its assets in Class 1 shares instead of Class 2 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 12.64% for the same period. The performance for the Feeder Growth Portfolio was slightly lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Returns for the periods ended December 31, 2007

		Since
		Inception
	1 Year	(5/2/05)~
American Funds Growth Portfolio	11.93%	15.56%
S&P 500 Index	5.49%	11.42%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the Master Growth Fund (master fund). For the year ended December 31, 2007, stock and bond markets around the globe observed a period of gains, but there was also uncertainty and turbulence. Indeed, in many ways, 2007 was a bifurcated year in the U.S. with markets earning solid returns during the first ten months of the year and losing ground during the final two months. The S&P 500 Index gained 5.49% in the period ended December 31, 2007. The NASDAQ Composite Index, home to many of the nation’s technology company stocks, gained 9.81%.
     Difficulties in the sub-prime mortgage market captured the headlines as the number of foreclosures jumped, prices of existing homes fell and construction of new homes declined. But the troubles in the credit markets were deeper and broader than just sub-prime mortgages. Bond prices, especially the prices of lower rated securities, fell as investors demanded higher rewards for taking more risk. The fallout quickly spread to the equity markets and cast a shadow over the U.S. economy. Stocks of companies in the financial industry, including some of the nation’s biggest banks and other lenders, were among the hardest hit.
     At the same time, signs emerged that the U.S. economy’s growth rate was beginning to slow. To help calm financial markets and to offset a slowing economy, the Fed lowered two key interest rates. In August, the Fed cut the discount rate by 0.5% to 5.75%. It followed in September with a 0.5% reduction in the Fed Funds rate to 4.75%, the first reduction in the Fed Funds rate since June 2003.
     Some economists predict the U.S. will slip into recession during 2008 citing the high price of oil and the shift in consumer spending from discretionary items, such as new cars, furniture and other durable goods, to consumables such as fuel and food. Still, growth outside the U.S., especially in China, Brazil and India, appears strong, and the dollar’s weakness will make U.S. made goods less expensive, which should boost exports. We expect that economies outside the U.S. will continue to grow. The master fund invests about 15% of its assets in markets outside the U.S.
     We, at Capital Research, believe this turbulence and uncertainty could create good long-term opportunities for investors who take a cautious approach. Depressed stock prices, such as we’ve seen in the financials sector recently, could create buying opportunities. However, a stock’s low price may simply be a way station on the path to even lower prices. Outside the U.S., the outlook is equally uncertain. Soaring markets, such as in China, may be a sign of strength or may indicate an overheated market. Facing this uncertainty, we will continue to rely on our fundamental global research, our experience and our long-term approach in making investment decisions.
     The master fund’s strong gains during the year can be traced not only to investments it made but also to investments it didn’t make. The master fund’s investments in energy and technology sectors helped its performance, and decisions to avoid the financials sector were also a major benefit to the master fund’s performance. The stocks of many companies in the financials sector lost value during 2007.
     During 2007, the master fund’s performance benefited by its holdings in the energy and materials sectors as well as its investments in technology companies. Its investments in diversified financials, thrifts and mortgage firms as well as in building products companies detracted from the master fund’s returns.
Large-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Large-Cap Value Portfolio returned 3.54%, compared to a -0.17% return for its benchmark, the Russell 1000 Value Index and a 5.49% return for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Value Index due to the portfolio’s style of investing in value-oriented stocks.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Large-Cap Value Portfolio	3.54%	13.27%	6.61%
Russell 1000 Value Index	-0.17%	14.63%	6.84%
S&P 500 Index	5.49%	12.82%	3.65%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The start of the year was marked by robust global growth, low unemployment and near record low interest rates. Ever-growing demand from China and India continued to push prices of oil and other commodities higher. Ample liquidity contributed to strong consumer spending, while providing low cost funding for private equity transactions. Buyouts supported equity valuations and generated substantial profits for some financial institutions.
     However, as the year progressed, a deteriorating housing market and slower domestic growth came into focus. These concerns led to a market sell-off in the summer. Fears that hundreds of billions of leveraged loan commitments would expose the banks to potential credit losses contributed to already deteriorating credit markets. In addition, structured products such as collateralized debt obligations, primarily based on sub-prime mortgages and intended to re-distribute the risk, may have exacerbated the problem. High credit ratings gave investors false comfort and masked the impact of weak underwriting standards and declining home prices. As a result of uncertainty, liquidity in these instruments has declined dramatically forcing financial institutions to recognize large mark-to-market losses. In the meantime, oil prices continued to rise, while the dollar sustained its slide against most major currencies, and the Fed grew increasingly concerned about inflation.
     Central banks responded by injecting massive amounts of liquidity, and the Fed reduced the Fed Funds rate by an aggressive 50 bps to 4.75% on September 18th. Balancing concerns about further economic deterioration with fears of inflation, the Fed further cut the Fed Funds rates by a more measured 25 bps in each of the last two meetings, ending the year at 4.25%. Oil finished the year at $95.98 a barrel, up 57% over the past twelve months, while the dollar weakened approximately 11% against the euro.
     Leading sectors of the S&P 500 Index during the period included the energy, materials and utilities sectors, respectively. The remaining sectors, with the exception of the financials and consumer discretionary sectors also posted positive returns.
     We, at ClearBridge, employ fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position. In selecting individual companies for investment, the portfolio manager looks for: company specific items such as competitive market position, competitive products and services, an experienced management team and stable financial situation; share prices that appear to be temporarily oversold or do not reflect the positive company developments; share prices that appear to undervalue the company’s assets; and special situations that include corporate events, changes in management, regulatory changes or turnaround situations.
     The portfolio’s outperformance relative to the Russell 1000 Value Index during the year was mainly attributable to security selection, which was strongest in the financials and information technology sectors and weakest in the telecommunication services and materials sectors. Sector allocation had a negative affect to the overall performance. An underweight position versus the Russell 1000 Value Index in the energy sector and an overweight position in the consumer discretionary sector detracted from performance. However, an underweight position in the financials sector and an overweight position in the industrials sector were overall contributors to the portfolio’s performance.
     Top absolute contributors to portfolio performance during the year included Nokia OYJ, Textron, Inc., McDonald’s Corp., GlobalSantaFe Corp. and Altria Group, Inc. The portfolio continues to hold these stocks. Stocks that detracted from absolute performance mostly came from the financials sector and included Freddie Mac, Merrill Lynch & Co., Inc., Capital One Financial Corp., as well as Sprint Nextel Corp. and Time Warner, Inc. Financial stocks remain under pressure due to sub-prime mortgage exposure and the concerns that this weakness will have a spillover effect into the broader economy.
     The portfolio’s holdings in the financials and telecommunication services sectors were reduced during the period and increased in the information technology and energy sector weightings. The portfolio is currently overweight in the consumer discretionary sector, information technology and industrials sectors and underweight in the energy, utilities and financials sectors versus the Russell 1000 Value Index.
Technology Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Technology Portfolio returned 23.03%, compared to a 5.49% return for its benchmark, the S&P 500 Index and a 9.47% return for the Merrill Lynch 100 Technology Index. The S&P 500 Index was added to provide a broad market-based benchmark instead of just a broad-based technology sector benchmark.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Technology Portfolio	23.03%	19.33%	-3.72%
S&P 500 Index	5.49%	12.82%	3.30%
Merrill Lynch 100 Technology Index	9.47%	18.35%	-1.25%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite the market’s volatility during the twelve month period ended December 31, 2007, it was still a good year for technology stocks. From an industry perspective, all of the industries within the technology sector (with the exception of two industries) relative to the Merrill Lynch 100 Technology Index finished in positive territory. Notable strength came from the software industry, led by Salesforce.com, Inc. and Business Objects S.A. The
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Internet software and services industry also performed well relative to the Merrill Lynch 100 Technology Index and relative to its benchmark, driven by companies such as Google, Inc. and VeriSign, Inc. The worst performing industry was office electronics. Returns in this industry were held back as a result of poor performance from Canon, Inc., the world’s largest digital camera maker. In 2007, the portfolio’s outperformance relative to its benchmark and relative to the Merrill Lynch 100 Technology Index can be primarily attributed to stock selection in the communications and equipment industries and its underweight position in the semiconductor industry.
     In the communications equipment industry, portfolio performance was aided by overweight positions versus the benchmark in wireless device maker Research in Motion Ltd. and Nokia OYJ, a Finnish cellular phone manufacturer. Research in Motion, makers of the popular Blackberry device, saw a significant pick-up in the non-corporate side of its customer base as the year came to a close. The timing of this more diversified customer mix could be good as a number of corporations are in the midst of deciding whether or not to cut back on internet technology (IT) spending. Broadly speaking, Nokia has benefited from increasing demand for wireless phones with greater functionality. The company has also benefited from the rapid use of wireless phones in emerging economies such as China and India.
     The portfolio also benefited from being underweight versus the benchmark in the poor performing semiconductor industry. This proved savvy as this was one of only two technology industries to finish in negative territory. In addition, positive stock selection within the industry also added to the portfolio’s relative returns. The portfolio benefited from an overweight position in MEMC Electronic Materials, Inc., a company most known for producing wafers for the semiconductor industry. The company also makes solar wafers, so MEMC has become a natural beneficiary of the rapidly increasing demand for solar energy.
     The portfolio’s performance was negatively impacted by stocks in the electronic equipment and instruments industry. One of the larger detractors from the portfolio’s relative returns was Mellanox Technologies Ltd., a company that designs and develops semiconductor-based, high-performance interconnect products. Shares of Mellanox fell as some investors became nervous about Mellanox’s level of customer concentration and the potential for increased competition.
     Broadly speaking, technology stocks have performed very well over the past twelve to eighteen months. Given this performance, valuations may not be as attractive as they once were. While the technology sector is not necessarily overvalued, a number of names in the sector are fairly valued. The more important factor to monitor as we look forward is capital spending on technology. As 2007 came to a close, overall corporate spending slowed. If this trend continues into 2008, it could have a material impact on technology companies. Of particular concern is spending from financial services companies. Financial companies are some of the largest spenders of the technology sector. As more of these companies experience woes tied to sub-prime related issues, the likelihood that they may cut their spending will increase. On a more positive note, should these sub-prime concerns lead to a material slowdown in the economy, companies will be looking for ways to cut costs and increase productivity. We, at Columbia, intend to monitor these trends closely and make portfolio adjustments as necessary. Our focus on companies that derive a significant portion of their revenues from overseas, including the emerging markets, remains. Companies such as these are poised to benefit from increasing global demand for hardware and software. As always, management will continue to apply its research-intensive, bottom-up fundamental strategy to identify themes and trends in the technology market.
Short Duration Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Short Duration Bond Portfolio returned 4.47%, compared to a 7.32% return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	3 Years	(5/1/03)
Short Duration Bond Portfolio	4.47%	3.43%	2.66%
Merrill Lynch 1-3 Year Treasury Index	7.32%	4.29%	3.18%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Following a volatile 2007, yields ended lower across the Treasury yield curve. The yield curve steepened as short-term rates fell over 175 bps in response to the Fed’s cumulative 100 bps rate cut that brought the Fed Funds target to 4.25%. The ten-year Treasury fell 68 bps, ending the period at 4.02%. The Treasury rally mostly resulted from a global flight to quality in the second half of the year, when demand for U.S. Treasuries soared to the detriment of all other asset classes. The financial markets reacted poorly to the dramatic increase in volatility following the sub-prime market meltdown and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global de-leveraging that ensued led to a severe re-pricing of assets across the risk spectrum with many high quality sectors trading at discounts that were not supported by fundamentals. Spreads widened across all markets with the collateralized sectors being hit the hardest as market participants’ efforts to de-leverage put significant technical pressure on high quality mortgage and asset-backed security (ABS) sectors. Within the corporate sector, financial issuers underperformed the most. They were disproportionately and adversely impacted by developments in the sub-prime market and mounting liquidity concerns. In an effort to prevent market turmoil from threatening economic growth, the Fed took several steps to inject liquidity into the market, culminating in a 50 bps cut to the Fed Funds rate at their September 18th meeting. This was followed by an additional 25 bps cuts at each of their October 31st and December 11th meetings. Despite these cuts and additional forms of liquidity injections, market volatility had not subsided heading into 2008.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     A combination of top-down and bottom-up strategies impacted returns. Tactical management of the portfolio’s duration and term structure yielded positive results over the period. The portfolio maintained a short duration bias for much of the period. This strategy benefited portfolio returns in the first half of the year as yields trended higher. A tactical shift to a long duration bias at the end of July was also a contributor to portfolio performance, as was our curve steepening trade in the fourth quarter.
     However, within our cross-sector strategies, increase spread volatility and wider swap spreads were a significant drag on portfolio returns. In particular, the collateralized sectors endured a difficult second half due to an increase in risk aversion and liquidity concerns sparked by developments in the sub-prime market. The portfolio’s exposure to the mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and corporate sectors underperformed significantly on the back of markedly increased volatility and liquidity concerns, particularly in the second half. Over the period, we favored bonds with less exposure to implied volatility and housing turnover. These included seasoned fifteen-year MBS and super-senior AAA adjustable rate mortgages (ARM) floaters. The portfolio’s holdings within these subsectors, as well as the ABS sector, underperformed as high quality MBS and ABS came under significant selling pressure on the back of de-leveraging by market participants. Within our bottom-up corporate strategies, the portfolio’s holdings within the financial sub-sector of the corporate market underperformed. The financial sub-sector has been disproportionately impacted by the sources of recent market volatility. Financials sector write-downs and the general lack of the transparency regarding sub-prime exposures of many financial issuers caused a wave of selling in the second half of the year. However, we, at Goldman Sachs, believe that the current market volatility has created attractive opportunities as all sectors have been indiscriminately punished. We continue to seek out ways to add value through active sector rotation and security selection strategies across the government, collateralized and corporate sectors.
     Heading into 2008, we believe that growth risks lie to the downside. Tighter credit conditions, high oil prices, weak U.S. consumption, and softer equity markets are likely to have a negative wealth effect that will weigh on the U.S. consumer and U.S. growth. We expect more rate cuts by the Fed over the next twelve months, broadly in line with market expectations. With respect to our top-down strategies, we have tactically adjusted the portfolio’s duration bias to be short as the market has moved to fully price in additional Fed rate cuts. Spread levels have widened from historical tights across fixed income sectors and attractive security selection and sub-sector opportunities have emerged as a result.
Floating Rate Loan Portfolio
Q. How did the portfolio perform over the period ended December 31, 2007?
A. The Floating Rate Loan Portfolio commenced operations on May 1, 2007. For the period since inception through December 31, 2007, the portfolio returned -1.86%, compared to a -0.74% return for its benchmark, the Credit Suisse Leveraged Loan Index.
Total Returns for the period ended December 31, 2007 (not annualized)

Since
Inception
(5/1/07)
Floating Rate Loan Portfolio	-1.86%
Credit Suisse Leveraged Loan Index	-0.74%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the first half of 2007, floating-rate securities benefited from a stable investment environment, with new issue bank loan volume reaching new highs. However, poor market conditions defined the second half of 2007. July was the worst month and November was the third worst month for loan performance on record as measured by the Standard and Poor’s Loan Syndication and Trading Association’s (S&P/LSTA Index). In our opinion, this market performance was technical in nature and driven by the contagion from the consumer sub-prime mortgage market. For most of the year, the leveraged loan market had been unaffected by the negative sentiment in the sub-prime market. However, starting in July some of the leveraged entities holding sub-prime assets were forced into liquidation to meet margin calls on their highly leveraged holdings. This caused a general repricing of other structured products and took enough demand out of the market to shut down collateralized loan obligation new issuance, which is a major source of liquidity in the loan market. That lack of loan demand, coupled with the large new issue supply, contributed to a repricing of corporate loans. These weak technical conditions drove the S&P/LSTA Index down to the 95 mark by the end of July. Since July, the loan market experienced unprecedented volatility with the S&P/LSTA Index recovering to approximately the 98 mark in October only to fall again in November to just under the 95 mark. This resulted in the index posting a record loss of 3.35% in July, followed by September’s largest one month gain of 1.95%, only to lose ground in November with the third worst month on record for the index, a 1.39% loss.
     We, at Highland Capital, believe that loan market performance, including the increased volatility, was driven by the aforementioned technical factors. Further reinforcing the technical versus fundamental nature of the repricing is the current default rate. During this summer’s repricing, the lagging twelve months default rate as reported by S&P remained near an all-time low of 0.42% by principal amount. At year’s end, the lagging twelve months default rate was 0.26%, which is well below the S&P/LSTA Index’s
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
historical average of 3.33%. These low default rates are an indication of the strength of the fundamentals that remains across the credit markets.
     The portfolio seeks to provide a high level of current income and intends to achieve its objective through investment in bank loans. Bank loans are business loans that have a senior right to payment to most other debts of the borrower. These loans have historically offered interest rates that offer a premium over prevailing market rates, such as the London Interbank Offered Rate (LIBOR) and are reset on a regular schedule. Our strategies were driven by our belief that the economy was healthy and that the leveraged loan markets represent a good long-term investment opportunity. The portfolio used available cash to add newly issued loans that we believed would trade higher in the secondary markets. As of December 31, 2007 the portfolio was well diversified with positions in 123 issuers across 35 industries.
     Approximately 4.83% of the portfolio was in second lien loans. The largest sector positions in the portfolio were the health care and media and telecommunications sectors. Some of the portfolio’s core positions included media companies (Charter Communications, Inc. and Tribune Co.) and health care companies (CCS Medical, Inc. and HCA, Inc.).
     The portfolio underperformed its benchmark since inception in May or the eight months period ending December 31, 2007. Examples of underperforming positions include Lake at Las Vegas Joint Venture/LLV-1, LLC, Realogy Corp. and Gainey Corp., Inc. Examples of positively performing positions during the period include WAICCS Las Vegas 3 LLC, Western Refining, Inc. and Nordic Cable Acquisition Company Sub-Holding AB (Com Hem).
     We believe the technical repricing in July was overdone. We are seeing loans that historically traded with coupons of LIBOR+250 days trading to an effective discount margin of over LIBOR+450 days. We view this as an incredible buying opportunity. For this reason, we believe the market is still oversold as the spreads are wide of historical norms and the market remains attractive given the fundamental credit environment.
Diversified Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Diversified Bond Portfolio returned 1.32%, compared to a 6.97% return for its benchmark, the Lehman Brothers Aggregate Bond Index.
Average Annual Total Returns for the periods ended December 31, 2007

		Since
		Inception
	1 Year	(5/1/06)
Diversified Bond Portfolio	1.32%	3.89%
Lehman Brothers Aggregate Bond Index	6.97%	7.34%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The markets experienced significant volatility in 2007, as economic reports released in the first half of the year demonstrated continued growth, pushing credit spreads tighter across fixed income sectors. By mid-June, interest rates had peaked. However, the good news stopped circa mid-year, as contagion related to the sub-prime mortgage lending market spread across all fixed income sectors and into global financial markets.
     Labor markets were tight in the first quarter, with consumer spending and manufacturing activity still strong. Non-farm payrolls increased a solid 146,000 in January, followed by a below-trend month for 97,000 in February, pushing down the three months average of the three months series to 156,000. Housing data was inconclusive, with existing home sales rising a cumulative 6.6% in the first two months of the year, while new home sales dropped 3.9%. February’s housing starts bounced back by 9.0%, partially offsetting January’s 14.3% decline, while Mortgage Bankers of America (MBA) purchase applications remained solid through the quarter. GDP for the quarter grew slowly, at a 0.6% annualized pace. Meanwhile, the Federal Open Market Committee (FOMC) again left the Fed Funds rate unchanged at 5.25%. However, in the accompanying statement, the FOMC dropped its tightening bias, causing yields to rally and the yield curve to steepen as the markets interpreted the change as an indication that a Fed easing was ahead.
     Economic reports released in the second quarter signaled a rebound in growth from the lackluster first quarter. The unemployment rate held steady at 4.5%, and payroll gains revealed that the labor markets remained relatively tight. Manufacturing activity was robust, and GDP recovered to 3.8% annualized. Inflation declined as the core consumer price index (CPI) moderated to 2.2% year-on-year, and the core personal consumption expenditures deflator, the Fed’s preferred measure, rose only 1.9% annualized. Nevertheless, housing reports were mixed throughout the quarter as new home sales, a leading indicator, rose in a cumulative 10.9% in April and May while existing home sales declined a cumulative 3.4% for the two months. Housing starts edged up 1.0% in April only to fall 2.1% in May. Among housing data, MBA purchase applications continued to exhibit the most strength. Meanwhile, the FOMC left its target Fed Funds rate unchanged at 5.25%, disappointing those anticipating a reduction. Yields increased significantly over the period as the market shifted from an expectation of easing to one of rate stability through the end of the year with the potential for additional tightening after that.
     The sub-prime mortgage meltdown that began in the summer expanded rapidly across fixed income markets in the third quarter, leading to exceptional volatility, illiquidity and spread widening, regardless of underlying fundamentals. Short-term fixed income markets and the portfolio were most severely affected, as the spread between the Fed Funds rate and the LIBOR rate (rate at which banks lend to each other on an unsecured basis) approached 100 bps in August and early September. In a series of unusual moves, the Fed and global central banks reversed their
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
tight monetary policies to intervene in an effort to help restore market confidence. In addition, the FOMC lowered both the Fed Funds target and discount rates by 50 bps on September 18th.
     After a brief reprieve early in the fourth quarter, fixed income markets as well as the portfolio experienced another wave of volatility, illiquidity and spread widening that was comparable in intensity to the previous quarter. However, several important developments differentiated this round of turmoil, as spread levels and rates not only reflected a sharply reduced appetite for credit risk and hoarding of liquidity, but also triggered market fears of a recession. Seasonal factors, including the approach of year-end financial reports at brokerages and banks, exacerbated fixed income market illiquidity as firms shored up their positions and were less likely to take on risk. As multi-billion dollar sub-prime-related write-downs at institutions dominated financial news, wild market conjecture was replaced, to some degree, by factual revelations that many banks took structured investment vehicle (SIV) exposure onto their balance sheets. This was seen as a positive step toward ultimately restoring market liquidity. To help stem the tide of foreclosures and take some pressure off home prices, the Treasury announced a program to freeze interest rates for sub-prime borrowers facing higher mortgage payments. Throughout the quarter, the FOMC continued to demonstrate a commitment to addressing a potential economic slowdown by reducing the Fed Funds and discount rates by 25 bps each in October and December as well as by providing liquidity to the market.
     The Treasury market was extremely volatile throughout the year, with two-, ten- and thirty-year rates peaking at 5.10%, 5.29% and 5.40%, respectively, in mid-June. By year-end, rates had fallen significantly due to a flight to quality and Fed Funds rate cuts in response to financial market turmoil and economic concerns. The yield curve steepened by 140 bps between two-year and thirty-year maturities.
     The home equity loan ABS sector experienced continued selling pressure and contributed to portfolio underperformance, as concerns about the extent of write-downs from sub-prime exposure and investment bank hedging continued to weigh on the market. We, at JP Morgan, remain confident in the portfolio’s AAA-rated holdings given our sector specialists’ analysis, which has included re-underwriting each position with particular attention to housing weakness, defaults and recoveries. The acute illiquidity of this market segment is resulting in valuations well below intrinsic or fundamental value, suggesting default rates and recovery values far in excess of all but the most pessimistic fundamental analyses. We continue to employ a three step process combining sector allocation, fundamental research and duration management.
     Prepayment-sensitive mortgage sector spreads widened due to liquidity concerns about year-end funding, agency selling and higher volatility which hurt the portfolio’s overweight basis position and detracted from portfolio performance. We believe that this sector has been oversold and will significantly tighten as funding concerns subside, volatility declines and, most importantly, capital that has remained on the sidelines is put to work in the first quarter of 2008.
     As with other spread sectors, the emerging market debt sector widened significantly since the third quarter, especially affecting more volatile credits. In the first half of the year, the portfolio benefited from the emerging market’s strong performance as a number of countries exhibited robust economic fundamentals and continued credit upgrades, most notably Brazil. The credit ratings of many countries continued to be buoyed by rising commodity prices and generally improving current and fiscal account balances. We maintain that the portfolio’s overweight position in the emerging markets sector given the continued credit improvements of many of the countries where we invest, but the portfolio’s exposure has been reduced to mitigate potential spillover from any continued credit market deterioration.
     The Fed continues to lower the Fed Funds rate, maintaining friendly language until either growth prospects pick up or labor market data change materially. With weaker-than-expected labor market conditions, the Fed can reasonably forecast a tempering of inflation in the intermediate term.
     Fourth-quarter GDP should be around 2.1%, boosted by still-solid growth in consumer spending, continued strength in net exports and strong government spending. Residential investment is expected to fall significantly further and business investment should soften, with a slower pace of inventory rebuilding. Therefore, our estimate for first quarter GDP is 2.0%. Our sector teams continue to monitor valuations closely in this unique environment, as spread volatility has created opportunities for identifying long-term value.
Growth LT Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Growth LT Portfolio returned 15.63%, compared to a 5.49% return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Growth LT Portfolio	15.63%	15.10%	9.52%
S&P 500 Index	5.49%	12.82%	5.91%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite volatility in the equity markets caused by poor credit markets, a weak housing market and questions about the health of consumer spending, during the twelve months ended December 31, 2007, the portfolio outperformed its benchmark. Amidst rising concern about an economic slowdown in the U.S. economy later in the year, we, at Janus, aimed to construct an all-weather portfolio that seeks to perform well in up markets and preserve capital in down markets.
     Within the portfolio, the sectors making the largest positive contribution to relative performance were consumer discretionary, health care, materials and industrials. Select utilities and energy sector holdings also aided
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
portfolio returns. In terms of detractors, certain financial names as well as an overweight position versus the benchmark to the group as a whole weighed on portfolio performance during the period.
     Within the technology sector, Apple, Inc. enjoyed success during the period with the launch of its iPhone mobile device. We view the iPod and the iPhone as the “Trojan horses” that introduce consumers to the Apple lifestyle. This, in turn, potentially draws consumers into Apple stores to purchase Apple computers, thereby benefiting the Apple ecosystem.
     Turning to energy stocks, Hess Corp. was also a top contributor. The portfolio’s position was increased based on what we see as an impressive number of exploitable opportunities around the globe that the company currently has in its pipeline. We believe the price of the stock does not fully reflect the upside potential of these projects.
     Department store leader Nordstrom, Inc. declined during the year on fears of a slowdown in consumer spending. While we were disappointed with the performance of the stock during the period, we continue to own it given our view of its growth prospects and industry-leading returns.
     Within the financials sector, home mortgage provider Fannie Mae lost ground over the period after it announced non-cash mark-to-market charges on its retained portfolio due to accounting principles generally accepted in the U.S. Given the potential ongoing risk of mortgage defaults and Fannie Mae’s accounting restrictions, the portfolio’s position was trimmed.
     There is rising concern about a housing and consumer-led slowdown in the U.S. economy. We are watching incremental data closely and stress-testing our financial models to take into account a range of potential outcomes. We continue to focus on our bottom-up approach in choosing investments in companies with earnings growth potential. Given the macro economic concern, more predictable business models have been added to the portfolio in areas such as the health care and consumer staples sectors; at the same time, the portfolio’s exposure to the financials sector has been reduced.
Focused 30 Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Focused 30 Portfolio returned 31.84%, compared to a 5.49% return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(10/2/00)~
Focused 30 Portfolio	31.84%	26.61%	7.09%
S&P 500 Index	5.49%	12.82%	2.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite volatility in the equity markets caused by poor credit markets, a weak housing market and questions about the health of consumer spending, for the twelve months ended December 31, 2007, the portfolio manager concentrated investments in the portfolio’s highest conviction names, searching the investment landscape for misunderstood growth companies trading at an attractive valuation relative to the portfolio’s internal estimates.
     Strong stock selection across a number of sectors drove portfolio outperformance during the period, with holdings in the health care, technology and consumer discretionary sectors posting strong returns. Select names within consumer discretionary and telecommunications sectors also bolstered results. On a negative note, a significant underweight position versus the benchmark to the energy sector was a main detractor during the period. Select names within the consumer staples sector, as well as an underweight position to the group as a whole, also weighed on portfolio performance.
     Within the health care sector, Dade Behring Holdings, Inc., a leader in the clinical diagnostics industry, was a huge contributor. We were very early in identifying Dade Behring’s opportunity to capture significant market share in the high-volume diagnostics lab market with its Dimension Vista product. As other investors began to understand the importance of the Dimension Vista, another leading company in the diagnostics industry realized the power of Dade Behring’s product offering and made an all-cash offer to acquire the company at a significant premium. After our analysis of Dade Behring’s competitive positioning was validated by another player in the industry, we sold the portfolio’s position allowing the portfolio to capture gains. Intuitive Surgical, Inc. was another important contributor to the portfolio’s performance. Intuitive Surgical’s da Vinci robotic surgery system is transforming how surgery is done in a variety of procedures. Rapid adoption of this technology by surgeons in cardiology, urology and gynecology began to validate our investment thesis that the market opportunity for the da Vinci products may be bigger than the market expected. Penetration of new hospitals and accelerated utilization growth at existing hospitals have been the two drivers of Intuitive Surgical’s business growth, both of which were strong at period end.
     Within the financials sector, CapitalSource, Inc., a middle-market commercial lender, was hit by concerns that its exposure to real estate lending and its portfolio of mortgage-backed securities could result in significant losses. We, at Janus, took advantage of this market fear to add to the portfolio’s position because we believe the market is missing the strength of CapitalSource’s balance sheet: access to liquidity and business positioning. We believe CapitalSource can take advantage of these challenging capital markets to build a portfolio of loans and investments at very attractive returns. CapitalSource’s management team had been shoring up its balance sheet to be able to be opportunistic in this credit
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
market dislocation and we continue to closely monitor how the company navigates this credit environment.
     Looking at the health care sector, biotechnology company Celgene Corp. was sold off modestly early in the year after experiencing strong gains for an extended period. The company also fell later in the year after confusing data was presented at a cancer conference regarding Revlimid, the company’s key drug, and its efficacy in patients with multiple myeloma. While questions about an approval timeline for Revlimid continue to weigh on performance, we believe adoption of the drug will drive results going forward so the portfolio’s position was increased.
     Going forward, we remain cautiously optimistic on the market and mindful of macroeconomic conditions. Above all, we remain committed to our stock selection process, relying on hands-on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that are in the early stages of transformational growth.
Health Sciences Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Health Sciences Portfolio returned 16.47%, compared to a 5.47% return for its benchmark, the S&P SuperComposite 1500 Index and a 8.02% return for the S&P SuperComposite Health Care (S&P Health Care) Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Health Sciences Portfolio	16.47%	14.82%	5.06%
S&P SuperComposite 1500 Index	5.47%	13.23%	3.92%
S&P SuperComposite Health Care Index	8.02%	8.59%	1.21%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed the benchmark and the S&P Health Care Index for the twelve month period ended December 31, 2007. Strong U.S. economic growth began to slow, but continued strength overseas, especially in emerging markets, helped drive U.S. expansion. Reflecting in part the rapid development of emerging economies, the prices of commodities, such as metals and agricultural products, hit new cycle highs. Oil prices rose to record highs and closed 2007 just shy of $100 a barrel. At the same time, the U.S. dollar weakened against most major currencies. Inflation, while largely contained through the year, remained a risk. Corporate earnings growth began to slow, with S&P 500 Index earnings growth failing to break into the double digits for the first time in several years in the third quarter of 2007. Negative earnings revisions became less uncommon, with companies in the financial, retail, and homebuilding sectors, along with some energy sector companies, bearing the brunt of the negative impact. Employment, however, remained essentially healthy. Problems in the sub-prime mortgage market, evident early in the year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility. Major financial institutions with balance sheets exposed to structured investment vehicles were forced to take write-offs, resulting in substantial losses, management changes, and moves to raise capital. In September, the FOMC began lowering the Fed Funds rate for the first time since June 2003. Rising energy prices, higher mortgage payments, and reduced home equity combined to help bring on a slowdown in consumer spending. Slowing economic growth and the prospect of recession in 2008 caused retail sales to tail off further into the important year-end holiday season. Health care sector returns during the fiscal year fell short of most other sectors’ returns but exceeded the gains of the broad market as represented by the S&P 500 Index.
     Life sciences tools and services, health care equipment and supplies, and health care providers and services sectors posted the largest gains relative to the S&P Health Care Index. The biotechnology and health care technology sectors lost ground. The portfolio earned positive returns in every sector with the strongest gains coming in life sciences tools and services, health care providers and services, health care equipment and supplies, and pharmaceuticals sectors.
     Stock selection, which benefited portfolio performance relative to the S&P Health Care Index in every sector, was especially strong in the biotechnology sector, where Onyx Pharmaceuticals, Inc., BioMarin Pharmaceutical, Inc., Incyte Corp., and Gilead Sciences, Inc. all posted solid returns for the portfolio. Onyx rose on the strength of its cancer drug, Nexavar, which went on sale early last year and is now marketed in more than 60 countries.
     In October, Onyx received approval from European regulators for Nexavar’s use in the treatment of liver cancer, supplementing its already approved use in the treatment of kidney cancer. Other pivotal Nexavar trials are being conducted in metastatic melanoma and non-small cell lung cancer. Nexavar is also being evaluated in single-agent Phase II clinical trials in lung, breast, and other cancers, and in several Phase I/II clinical trials studying the agent in combination with a range of standard chemotherapeutics and other anticancer agents. Also known as sorafenib, Nexavar blocks several kinases, or enzymes, involved in cell proliferation and in supplying blood to tumors, a process known as angiogenesis.
     Shares of BioMarin climbed as the company filed a new drug application with the Food and Drug Administration (FDA) for phenoptin in children with phenylketonuria, an inherited metabolic disease that can result in elevated levels of phenylalanine in the blood and ultimately lead to serious neurological damage. BioMarin’s two already marketed enzyme replacement therapies, aldurazyme and naglazyme, treat different forms of a progressive, debilitating, and often life-threatening disease that allows carbohydrates to accumulate and impair organ function.
     Incyte focuses on developing proprietary small molecule drugs to treat human immunodeficiency virus (HIV), diabetes, cancer, and inflammation diseases. Interim Phase I/II results of INCB18424, the company’s orally available janus-associated kinase (JAK) inhibitor, in patients with myelofibrosis (MF) showed rapid and significant clinical benefits. MF is a
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
serious condition characterized by varying degrees of bone marrow failure, life-threatening splenic enlargement, and marked constitutional symptoms, resulting in a significant loss in quality of life.
     Gilead’s products include antiviral treatments Atripla, Emtriva, Truvada, Viread, Vistide, and Hepsera; cardiovascular drugs Flolan and Letairis; and antifungal agent AmBisome. The company also receives royalties from other products, including flu treatment Tamiflu and macular degeneration drug Macugen. Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products.
     Security selection was also strong in the pharmaceuticals sector, where XenoPort, Inc., MGI Pharma, Inc., and Perrigo Co. were among the greatest contributors to the portfolio’s return. XenoPort climbed on positive results from a final-stage trial of XP13512 for the treatment of restless legs syndrome (RLS). The drug significantly improved symptoms of the neurological movement disorder, which include uncontrollable urges to move the legs and painful sensations that often lead to insomnia. A second product candidate, XP19986, showed positive preliminary results as a potential treatment for gastroesophageal reflux disease, a digestive disorder that causes persistent heartburn, chest pains, morning hoarseness, and difficult swallowing.
     MGI’s chemotherapy-related nausea treatment, Aloxi, gained market share but faces generic competition. Sales of leukemia treatment drug, Dacogen, grew, and data on Aquavan for procedural sedation were positive. The market for mild sedation in colonoscopy, endoscopy, and bronchoscopy procedures is substantial as more than 24 million such procedures were performed last year. We, at Jennison, sold MGI in part on uncertainty surrounding Aloxi in the face of generic competition. The stock’s rapid appreciation was also a factor.
     Perrigo is one of the country’s largest manufacturers of generic and private label over-the-counter pharmaceuticals and supplements. We like its solid revenue growth, margin expansion, and new omeprazole (gastroesophageal reflux disease) opportunity.
     In the health care providers and services sector, Medco Health Solutions, Inc. was a top performer. The strong cash earnings of the pharmacy-benefits manager reflected growth in generic and mail order prescriptions. We like the pharmacy-benefits management industry’s positive fundamental outlook and expect Medco’s future growth to be fueled by generics, specialty pharmacy, new business, and Medicare Part D opportunities.
     An underweight position in the pharmaceuticals sector relative to the S&P Health Care Index also worked to the portfolio’s advantage. Detracting from relative returns were an underweight position in health care providers and services, as well as overweight stances in biotechnology and health care technology.
     Biotechnology companies Vanda Pharmaceuticals, Inc. and InterMune, Inc. were the greatest individual detractors from returns. Vanda declined in part on concerns about its ability to find a partner or raise sufficient capital to market and produce VEC-162, its proposed treatment for insomnia and depression. In addition to VEC-162, the company has two other product candidates in clinical development: iloperidone for the treatment of schizophrenia and bipolar disorder, and TVSF-173, which seeks to alleviate excessive sleepiness. We like Vanda’s late-stage product pipeline, attractive markets, and strong intellectual property. Potential regulatory approval of iloperidone as well as potential partnerships could make 2008 a critical year for the company.
     InterMune fell on news of a delay in a clinical trial for its hepatitis C drug candidate, ITMN-191. Its sole approved product, Actimmune, is approved for the treatment of severe, malignant osteopetrosis (a life-threatening, congenital disorder that results in increased susceptibility to infection and an overgrowth of bony structures that can lead to blindness and deafness) and chronic granulomatous disease (a life-threatening congenital disorder that makes patients, mainly children, vulnerable to severe, recurrent bacterial and fungal infections that result in frequent and prolonged hospitalizations, and often death).
     Our strategy focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs and looks for companies with strong, commercially successful products as well as promising product pipelines.
Mid-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Mid-Cap Value Portfolio returned -2.15%, compared to a 5.60% return for its benchmark, the Russell Midcap Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Mid-Cap Value Portfolio	-2.15%	14.61%	10.81%
Russell Midcap Index	5.60%	18.21%	9.89%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Equity markets continued to rise in 2007, but the rise was more volatile and many trends in place in recent years reversed. After an extended period of easily available credit, increasing defaults among sub-prime U.S. mortgages led to a sharp rise in the yield spreads above Treasuries among a wide variety of debt instruments, including the LIBOR rates. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to a volatile market with sharp swings in market sentiment. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-adverse environment. More cyclical areas of the market, such as materials, energy, industrials and technology sectors outperformed the market during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the U.S. In addition, the aggressive cuts in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The utilities and consumer staples sectors also outperformed the market, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed the market and the consumer discretionary sector was weak due to the negative impact of declining housing prices on consumer confidence.
     Performance for the year 2007 can be broken down into two distinct periods, as the market environment changed dramatically midway through the year. The portfolio benefited from solid broad-based stock selection during the first half of the year, in some cases driven by robust corporate activity, as five of the portfolio’s holdings were acquired in the second quarter alone (Alltel Corp., CDW Corp., A.G. Edwards, Inc., Solectron Corp. and Avaya, Inc.). The majority of these acquisitions were made by private-equity firms. These buyers, similar to our investment style, focus on buying companies with high levels of free cash flow at attractive valuations. We, at Lazard, rotated capital away from these acquired holdings into areas we viewed as being inexpensive, such as the consumer discretionary sector. However, the market environment changed during the second half of the year, as volatility increased due to losses in sub-prime mortgages, significant write downs at some large financial institutions and an overall slowdown in housing. This period proved difficult for the portfolio, due to its exposure to companies whose businesses operate primarily in the U.S. and a lack of exposure to more highly valued companies exposed to non-U.S. growth.
     Overall, stock selection in the consumer discretionary sector accounted for a majority of the portfolio’s underperformance, due to uncertainty about the impact of the housing slowdown on consumer spending. The portfolio’s position in Liz Claiborne, Inc. declined due to generally weak consumer spending, as well as a decline in the number of department stores where the company’s traditional brands are sold. However, we believe that management’s strategy of using the cash flow from mature brands to fund expansion into faster-growing brands is sound.
     Holdings in J.C. Penney Co., Inc. also declined having a negative impact on portfolio performance, after the company reported disappointing earnings due to slower sales and warmer-than-expected weather. However, our long-term view for the company is still positive, as we believe it will benefit from supply chain improvements and a focus on exclusive brands. Other consumer discretionary sector holdings were weak, including restaurant operators Darden Restaurants, Inc. and Brinker International, Inc. as well as phone directory providers R.H. Donnelley Corp. and Idearc, Inc.
     Stock selection in the industrials sector also detracted from performance, due to the portfolio’s exposure to U.S.-centric industrials and a lack of exposure to more global areas such as construction and engineering. Shares of Pitney Bowes, Inc. declined after the company announced a disappointing quarter. Earnings for the most recent quarter were below estimates and lower than the same period a year ago, as sales were hurt by weakness in the financial-services industry.
     Industrial sector holdings with exposure to housing, such as Masco Corp. and USG Corp., also detracted from the portfolio’s performance. Despite the housing slow down, Masco continues to generate a significant amount of free cash flow, which it is using to buy back stock and pay an attractive dividend.
     The year 2007 was a challenging year for the portfolio, particularly in the second half of the year. Valuation measures in general, and free cash flow yield in particular, were not good predictors of stock performance for the portfolio this year. Amid uncertainty about U.S. economic growth, investors favored the strong-performing sectors expected to benefit from international growth, particularly in emerging markets, at the expense of valuation and the sectors more reliant on the U.S. economy. While the slump in housing prices has pressured U.S.-centric and consumer-related stocks, we believe that the recent volatility and extremely strong negative sentiment toward these groups has created opportunities among high-quality franchises that are attractively valued yet offer high returns on capital and strong levels of free cash flow. We will continue to invest in companies that are undervalued by using traditional measures of value. The portfolio’s free-cash-flow yield, compared to the market, has one of the widest premiums we have seen, and we believe that this will drive an improvement in relative portfolio performance over the next few quarters.
Large-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Large-Cap Growth Portfolio returned 21.63%, compared to a 11.81% return for its benchmark, the Russell 1000 Growth Index and a 5.49% return for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Growth Index due to the new portfolio manager’s style of investing in growth-oriented companies. Loomis Sayles began managing the portfolio on May 1, 2006.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Large-Cap Growth Portfolio	21.63%	9.58%	-0.69%
Russell 1000 Growth Index	11.81%	12.11%	0.23%
S&P 500 Index	5.49%	12.82%	3.30%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite volatility in the equity markets caused by poor credit markets, a weak housing market and questions about the health of consumer spending, the portfolio posted strong results for the one-year period ended December 31, 2007. Favorable performance was led by companies with
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
specialty product lines leveraged to global economic growth. For the period, the portfolio outperformed its benchmark due primarily to stock selection in the materials and processing and technology and financial services sectors. Partially detracting from the portfolio’s outperformance was stock selection in other sectors and an overweight position in the utilities sector.
     Apple, Inc., Monsanto Co. and MasterCard, Inc. were the largest contributors to the portfolio’s performance. Apple reported excellent growth throughout the year, resulting from continued strong iPod sales and accelerating sales of its iMac line-up of personal computers. Shares of Monsanto, the world’s largest seed producer, were up consistently during the year as the company reported strong quarterly profits due to increased demand for its disease resistant seeds. We, at Loomis Sayles, believe that the company is a direct beneficiary of the growing global demand for higher quality food and ethanol. Shares of MasterCard were up during the period as the company reported earnings growth of 67%. The company benefited from domestic and international growth and its lack of exposure to consumer credit.
     NII Holdings, Inc., Kohl’s Corp. and Network Appliance, Inc. were the largest detractors from portfolio performance. NII Holdings fell after the company reported mixed results. Revenues were greater than expected, but slower-than-expected subscriber growth in Mexico and Brazil caused the stock to suffer. Kohl’s declined after reporting comparable store sales that dropped more than expected. Shares of Network Appliance fell after the company met with analysts. Investors’ expectations were high, and they were disappointed when management announced a forecast of 28-30% growth.
     There were significant shifts to the portfolio’s active overweight/underweight positions versus the benchmark during the period. The portfolio shifted to an underweight position in the consumer discretionary sector as retail stocks came under pressure amidst concerns regarding the strength of the U.S. consumer. The portfolio remains overweight in materials and processing and producer durables sectors, as these companies are less exposed to an economic slowdown in the U.S. The portfolio’s position was reduced in the health care sector by decreasing exposure to the biotechnology and pharmaceuticals industries. As a result, the portfolio’s underweight position increased. The financial services sector remained the portfolio’s most overweight sector as we continued to own companies with minimal credit risk; however, the portfolio’s overweight position was reduced somewhat during the period.
     Stock selection for the portfolio will be paramount as the economy continues to digest factors that led to weakening in some sectors of the economy in 2007. However, amid these concerns, there are positive developments. Growth stocks in general posted moderate gains in 2007 and the global economy has remained healthy and inflation risks appear to be mostly in check. As we navigate through a potentially weaker economy in the first half of 2008, we continue to seek to position the portfolio in companies with the greatest ability to take advantage of the current market environment, emphasizing revenue growth and bottom line earnings execution.
International Large-Cap Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the International Large-Cap Portfolio returned 9.26%, compared to a 11.17% return for its benchmark, the MSCI EAFE Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/3/00)~
International Large-Cap Portfolio	9.26%	19.34%	3.12%
MSCI EAFE Index	11.17%	21.59%	5.25%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve month period ended December 31, 2007, the portfolio underperformed its benchmark. As 2007 drew to a close, global financial markets were enmeshed in another period of volatility driven by the ongoing credit crisis and the uncertainty about the effect that the slowing of the U.S. economy could have on the global economies. The crisis in the U.S. sub-prime market was in full force by year-end. The crisis erupted in the third quarter as rising interest rates spurred defaults on U.S. sub-prime loans. Fears of more bad loans, combined with the slowing in the U.S. housing market, sparked a global liquidity crunch. In response, central banks around the world injected billions of dollars to keep financial systems liquid and help ease investor worries.
     Investor fears were heightened in November as the severity of the credit crisis became more apparent as did the toll it had wrought on banks’ balance sheets. Globally, banks were hit by losses from mortgage bets gone bad, and some of the world’s largest banks, such as Citigroup, Inc. and UBS A.G., agreed to capital infusions from sovereign wealth funds in the Middle East.
     In mid-December several of the world’s central banks announced a joint plan to ease the liquidity squeeze in global markets by broadening the range of collateral against which banks can borrow. As part of the plan, the Fed introduced a monetary tool, the “term-auction facility,” and temporary swap lines with the European Central Bank and the Swiss National Bank.
     Investor fears and the ensuing volatility have also been driven by the possibility of an impending recession in the U.S. and the effect such a drastic slowdown could have on the rest of the world. Exporting countries are becoming especially concerned that a decline in U.S. consumer demand will cut into their own growth. In its annual report, the International Monetary Fund said that the risk of a severe global slowdown is stronger than at any time since the 2001 terror attacks in the U.S. Recession concerns have been exacerbated by the high cost of oil, bad mortgage
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
bets, and a glut of empty homes. Retail sales have stalled, corporate earnings likely have peaked, and consumer confidence is falling.
     Security selection in the technology sector dampened the portfolio’s performance relative to the benchmark over the reporting period. Several individual holdings within the technology sector were among the portfolio’s top detractors from performance including printer and computer peripherals maker, Canon, Inc. (Japan) and microchip and electronics manufacturer, Samsung Electronics Co. Ltd. (Korea). Not owning mobile phone maker Nokia OYJ (Finland), a strong-performing benchmark constituent, also held back the portfolio’s relative returns.
     The combination of stock selection and an overweight position of the leisure sector hurt portfolio results. The portfolio’s overweight position in gaming operator, William Hill P.L.C. (U.K.), was a drag on portfolio performance as the stock underperformed the benchmark. Additionally, investment management and banking firm UBS A.G. (Switzerland) and banking firm Credit Agricole S.A. (France) were among the portfolio’s top detractors. Positioning in pharmaceutical and diagnostic company Roche Holding A.G. (Switzerland) and the reinsurer Swiss Reinsurance Co. (Switzerland) also dampened the portfolio’s investment results. Also detracting from the portfolio’s performance was not owning strong-performing mining operator Rio Tinto P.L.C. (Australia).
     The portfolio’s cash position was also a detractor from the portfolio’s relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt portfolio performance versus the benchmark, which has no cash position. During the reporting period, currency exposure held back the fund’s relative performance. We, at MFS, drive our investment decisions by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.
     An underweight position in the financial services sector was the primary contributor to the portfolio’s performance relative to the benchmark. Key factors in the portfolio’s positive relative performance within the financial services sector were strong-performing wealth management firm Julius Baer Holding A.G. (Switzerland) and our decision not to hold poor-performing financial services firms, The Royal Bank of Scotland Group P.L.C. (U.K.) and Mitsubishi UFJ Financial Group, Inc. (Japan).
     An overweight position in the consumer staples sector was another contributor to the portfolio’s performance during the period. Within this sector, household products manufacturer Reckitt Benckiser Group P.L.C. (U.K.) was among the portfolio’s top contributors. Security selection in the health care sector also benefited the portfolio’s relative performance. In particular, holdings of health care products maker Bayer A.G. (Germany), which greatly outpaced the return of the benchmark, boosted results of the portfolio. In other sectors, holdings of power and gas company E.ON A.G. (Germany), electrical distribution equipment manufacturer Schneider Electric S.A. (France), video game console maker Nintendo Co. Ltd. (Japan), and industrial and medical gases producer Linde A.G. (Germany) all helped performance over the period.
     We use a bottom-up investment style involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities.
Small-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Small-Cap Value Portfolio returned 3.14%, compared to a -9.78% return for its benchmark, the Russell 2000 Value Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	3 Years	(5/1/03)
Small-Cap Value Portfolio	3.14%	11.97%	18.57%
Russell 2000 Value Index	-9.78%	5.27%	16.06%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. stocks tracked a volatile course in 2007, delivering modest advances on average for the year on the strength of returns for the energy, industrials and materials sectors. Growth stocks delivered positive returns in all market capitalization segments. Value stocks recorded losses for the year in all capitalization categories, most significantly in the small-capitalization group. Weakness in the financials and consumer discretionary sectors detracted most from broad market returns in every category for the year as concerns over sub-prime mortgage securities and the effects of a deflated price bubble in housing weighed on markets.
     The portfolio advanced for the period, significantly outperforming its benchmark, which fell on weakness in the consumer discretionary and financials sectors. Stock selection decisions and an underweight position relative to the benchmark in the financials sector contributed most significantly to the portfolio’s outperformance. An overweight position in the energy sector also benefited the portfolio’s relative returns. Stock selections in the materials and telecommunications sectors detracted from the portfolio’s relative performance.
     In the financials sector, the portfolio’s shares of LandAmerica Financial Group, Inc. rose early in the period after the title insurer’s earnings topped forecasts and the company said it would buy back up to 8.5% of its stock. The position was sold in July, locking in gains for the portfolio.
     Stock selection decisions in the industrials sector helped the portfolio’s performance relative to the benchmark. The portfolio’s shares of Harsco Corp. rose through the period as the company built on its record of solid sales and earnings growth, consistently in excess of analysts’ estimates.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance. The portfolio’s shares of Barnes Group, Inc. rose with strong earnings growth and higher guidance for the year. The company manufactures precisely cast metal parts for use in a variety of industries. Sales growth for the company’s aerospace division was credited with driving the positive earnings news in the period. However, stock selection decisions in the materials sector detracted from the portfolio’s performance relative to the benchmark. Westlake Chemical Corp. fell detracting from the portfolio’s performance, as the manufacturer and supplier of petrochemicals, polymers and fabricated products reported disappointing quarterly earnings due to weakness in its vinyls operation.
     In the telecommunications sector, shares of USA Mobility, Inc., the largest U.S. provider of paging services, detracted from portfolio performance. In addition to pagers, USA Mobility makes devices to track goods and read utility meters from a distance. Sales slowed during the year amid a high rate of subscriber cancellations in an increasingly competitive wireless industry.
     Global growth continues to provide opportunities for U.S. companies in the energy, industrials, materials and commodities sectors. We, at NFJ, believe that the structural imbalances in housing and the sub-prime mortgage market will present continuing headwinds for financials and consumer discretionary sectors. We expect a slowing domestic economy accompanied by a continuation of the kinds of market volatility encountered in 2007. We are focused on companies presenting solid balance sheets and visible future cash flows. We continue to invest in our best ideas, in companies that we believe are undervalued relative to the market across a broad range of industry groups and remain optimistic that global growth and development will continue to contribute to U.S. companies in the long-term.
Multi-Strategy Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Multi-Strategy Portfolio returned 4.34%, compared to a 5.49% return for its benchmark, the S&P 500 Index and a 6.97% return for the Lehman Brothers Aggregate Bond Index. Since this portfolio invests in a mix of debt and equity securities, it has two broad-based benchmarks.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Multi-Strategy Portfolio	4.34%	10.36%	6.01%
S&P 500 Index	5.49%	12.82%	5.91%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	5.97%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the fiscal year ended December 31, 2007, the portfolio underperformed its benchmarks. Several factors influenced the portfolio’s performance results during this period, especially the turbulent market conditions that were sparked by severe difficulties in the sub-prime mortgage market, which compressed returns in most non-Treasury areas of the bond markets and select areas of the equity markets.
     During 2007, the U.S. equity and bond markets struggled under the weight of the sub-prime mortgage crisis. Select areas of the market posted stellar gains against a generally dismal backdrop. While financial firms and consumer-discretionary companies suffered most, technology, energy and materials stocks rose. Likewise, a general flight to quality defined the broad U.S. fixed-income markets in 2007, where Treasury securities outperformed even domestic stocks, as investors sought a perceived safe haven in government debt. Conversely, most spread products (non-Treasury securities) fell. As uncertainty regarding the financial sector’s exposure to sub-prime mortgages mounted, financial bonds were hardest hit, regardless of credit quality or fundamentals. While the credit sector overall lost ground, comparatively, riskier high-yield bonds deteriorated most.
     One of the portfolio’s largest stock positions, Liberty Global, Inc., continued to post robust gains and was the portfolio’s best-performing stock. This large, consolidated, media, cable and telecommunications company has enjoyed strong, consistent growth thanks to its nearly unrivalled access to the lucrative Latin and South American markets, and as such, its stock has rallied steadily. The portfolio held two classes of shares of this strong performer which further added to portfolio returns.
     One of the portfolio’s largest industrial stocks, Siemens A.G., appreciated dramatically this year as global growth and demand remained strong. While the portfolio still owns this stock, formidable gains for the portfolio were harvested by selling off part of this position. Likewise, Companhia Vale do Rio Doce (CVRD), the leading Brazilian iron-ore company, posted stellar gains, as did Petroleo Brasileiro S.A., or Petrobras, one of the largest energy holdings and one of the best overall performers in the portfolio for the equity component this year. Meanwhile, considerable exposure to two consumer staples stocks, Altria Group, Inc. and Loews Corp.-Carolina Group, added to returns as these names rose in value on steady demand that is typically less vulnerable to economic ups and downs.
     On the negative side, two of the portfolio’s smaller positions dropped in value enough to negatively impact the portfolio’s full-year returns. E*TRADE FINANCIAL Corp., a company whose true exposure to sub-prime mortgages was revealed to investors, fell significantly and hurt portfolio returns. The portfolio’s position was sold. Similarly, one of the health care names, Vanda Pharmaceuticals, Inc., suffered as investors lost confidence in the current management team after a major drug launch fell through.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Although the bond portion of the portfolio underperformed its relevant benchmark for the year, the bulk of its difficulties occurred over a short, concentrated timeframe (from mid-October through November) when concerns about the sub-prime mortgage market collapse peaked. From January through early October, however, the bond component had posted positive, competitive portfolio performance. Unfortunately, subsequent, short-term market events pressured the bond holdings enough to impair final performance results for the portfolio.
     Although the portfolio’s mortgage holdings underperformed, they fell less severely than the overall market, thanks to our focus on highly rated, agency MBSs such as Fannie Mae and Freddie Mac securities, which fared better than the rest of the mortgage sector. On the other hand, our emphasis within the investment-grade portion of the portfolio’s credit exposure hurt. We had emphasized the financials sector at the expense of the industrials sector, based on our belief that the wider spreads associated with industrial-related names at that time indicated a higher level of leveraged buyout (LBO) or “event” risk. As such, we avoided this area of the market. Unfortunately, when the sub-prime crisis peaked in mid-October, industrial bonds rallied while spreads on the financials sectors widened out dramatically and their values dropped. Similarly, the portfolio’s increased allocation to high-yield bonds detracted from short-term returns after mid-October but fortunately imposed no defaults or permanent impairments to the portfolio.
     Despite the obstacles 2007 presented, we hold an optimistic outlook for the portfolio’s components. Regardless of macro shifts, we hold firm to our unwavering reliance on individual stock analysis and selection, which we believe remains the most viable path to long-term, consistent returns. In the bond arena, we believe select areas of the market have been unduly shunned despite still-sound fundamental underpinnings, such as highly rated CMBS, an allocation recently increased in the portfolio with regard to the bond component. Based on our longer-term perspective, we believe that despite this recent, brief period of difficulty, our overall positioning and strategy will serve our long-term competitive performance. We, at Oppenheimer, believe that while market conditions change, our focus on individual security selection remains a steadfast process that will enable the portfolio to weather adversity for the long term.
Main Street Core Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Main Street Core Portfolio returned 4.40%, compared to a 5.49% return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Main Street Core Portfolio	4.40%	12.13%	4.26%
S&P 500 Index	5.49%	12.82%	5.91%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve month period ended December 31, 2007, the portfolio provided a total return that was lower than its benchmark. We, at Oppenheimer, attribute the portfolio’s underperformance primarily to lagging results in the fourth quarter of the year, when investors turned away from the smaller, more volatile stocks that historically have fared relatively well toward year-end.
     Although we manage the portfolio according to the results of our quantitative models, and not in response to macroeconomic or market trends, it is important to note that the U.S. stock market encountered heightened volatility approximately mid-way through 2007, which persisted through year-end. The stock market experienced a fundamental shift in investor sentiment when credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets. An unexpectedly high level of sub-prime mortgage defaults and delinquencies, combined with declining home values and surging energy costs, led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years.
     As investors became increasingly averse to risks, the stock market gave up many of the gains it had achieved over the first half of 2007, when strong corporate profits and robust global economic growth had driven equity prices generally higher. In addition, investors shifted their focus over the second half of the year to large, growth-oriented companies with track records of consistent earnings even during economic downturns. The stocks of banks, broker-dealers and other financial services firms were particularly hard hit in the fourth quarter due to uncertainty regarding the full magnitude of these companies’ exposure to securities backed by troubled sub-prime loans. Conversely, stocks of large, multinational corporations with a robust presence in overseas markets fared relatively well. In fact, after producing relatively lackluster returns over the past several years, very large companies returned to favor among newly risk-averse investors in 2007.
     In this changing market environment, the portfolio benefited from its heavy exposure to mega-capitalization and large-capitalization companies compared to its benchmark. The portfolio also achieved positive results from its relatively light holdings of small- and mid-capitalization stocks. The portfolio’s “bottom-up” security selection strategies also worked well over the first three quarters of 2007. Unfortunately, our security selection models proved to be less effective during the fourth quarter, as the credit and liquidity crisis caused investors to shun the riskier and value-oriented shares that typically tend to outperform toward the end of the year. To a significant degree, the portfolio’s fourth-quarter results stemmed from the adoption of our “turn of the year” security selection model, which tends to emphasize the smaller, more speculative stocks that historically have tended to outperform due to seasonal factors.
     From a market sector perspective, the portfolio achieved particularly strong returns from the consumer staples sector, which is considered a
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
relatively defensive area that tends to hold up well during downturns. While the portfolio participated fully in the advance of information technology stocks over much of the reporting period, an overweight position versus the benchmark in this sector detracted from the portfolio’s relative performance in the fourth quarter, when information technology stocks gave back a portion of their previous gains. Nonetheless, the portfolio received relatively good results from large, well established technology companies with strong cash flows and a robust presence in international markets. An overweight position in the financials sector also represented one of the greater detractors from the portfolio’s performance during the fourth quarter.
     Over the course of the year, the results of our quantitative models caused us to increase the portfolio’s weightings in the information technology and financials sectors, due mainly to their relatively attractive valuations. Conversely, the size of the portfolio’s positions were reduced in the consumer discretionary sector, consumer staples and energy sectors, where a number of stocks had become more richly valued compared to historical averages. In addition, the portfolio ended 2007 broadly diversified, a strategy that helped cushion the effects of heightened market volatility.
Emerging Markets Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Emerging Markets Portfolio returned 33.09%, compared to 39.39% return for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Emerging Markets Portfolio	33.09%	39.66%	13.01%
MSCI EM Index	39.39%	37.02%	N/A

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The emerging markets posted yet another period of exceptional returns during the fiscal year ended December 31, 2007. The portfolio performed strongly during the reporting period, but the portfolio’s benchmark returned even higher results during the reporting period.
     Broad macroeconomic forces influencing market performance during the year included robust economic growth in emerging markets, generally low interest rates and sustained high commodity prices. A credit crisis emerged mid-year, which resulted in sharp across-asset class price deterioration and a rush from risk. Equities were marked down and credit spreads widened, catalyzed by difficulties in the U.S. mortgage market and broader leveraged asset segments.
     Growth ranged from good to spectacular across the developing world during the period. The most visible growth remained in the two largest economies (China and India) which both saw double digit expansion in nominal GDP.
     Brazil and Indonesia were two other large economies which observed a growth stimulus from declining nominal (and more importantly real) interest rates. We, at Oppenheimer, expect to see further growth associated with higher levels of investment and leverage as real interest rates decline in markets such as Brazil and Turkey in the intermediate term. Globalization, restructuring and concomitant productivity gains and capital deepening remained significant forces of growth in the developing world during the period. Korea and Taiwan, despite the large positions in the benchmark, recorded more mature economic growth levels.
     The commodity boom persisted alongside high levels of global expansion. A demand shock from the emerging markets (most notably China) over the past five-years coupled with supply inelasticity in the short term for energy (oil and gas) and industrial metals has sent commodity prices surging, widely ahead of marginal production costs. The strong revenue, tax and cash flow gains associated with high commodity prices have an obvious beneficial impact on the resource-blessed geographies of the developing world. Brazil and South Africa, among the larger economies, have been very large beneficiaries. By contrast, the resource poor economies, such as Turkey and Taiwan, have suffered somewhat.
     A large credit crisis began to unfold mid-year, which resulted in a meaningful correction in asset prices and a sharp rise in credit prices. Residual concerns about the magnitude of the de-leveraging and its impact on the global business cycle continue to cast clouds over world equities. These can be observed vividly in the retreat in U.S. bond prices, particularly in the second half of 2007.
     Two broad themes dominated the portfolio’s best performing shares during the period - commodity stocks and India. Petroleo Brasileiro S.A. (also known as Petrobras), the leading global offshore oil company, was among the largest contributors to portfolio performance during the period. During the year, significant new finds in both oil and gas drove the stock up. P.T. Aneka Tambang Tbk., the Indonesian nickel giant, and Comphania Vale do Rio Doce, the Brazilian iron ore miner, were also among the largest contributors to portfolio performance during the period.
     The portfolio’s Indian holdings continued to contribute to impressive portfolio performance. Larsen & Toubro Ltd., the engineering and construction major, and Bharti Airtel Ltd., the mobile operator, were also top performers in the portfolio.
     One of the worst performing stocks in the portfolio during the year was Surgutneftegaz O.J.S.C. (Surgut). Surgut is one of Russia’s leading energy companies. Surgut’s detraction from performance was a function of opaqueness and weak corporate governance. During the period, the company announced that a significant number of shares believed to be held in Treasury were actually owned by pensions whose beneficiaries were senior management. Upon the portfolio manager’s change of management in the portfolio, shares in Surgut were promptly sold as our tolerance for such abusive treatment of minority shareholders is zero. Unfortunately, we find much of the Russian equity landscape to be littered with such corporate governance challenges, hence, the meaningful underweight exposure relative to the benchmark.
     Gold stocks, broadly, were another area of disappointing returns. Although gold bullion traded higher through the year, many of the gold
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
mining companies faired poorly as they struggled with labor negotiations, rising equipment costs and mining accidents. AngloGold Ashanti Ltd., Highland Gold Mining Ltd. and Polymetal, were all drags on portfolio performance.
     We are increasingly cautious from a cyclical perspective but adamantly bullish on emerging market equities from a structural point of view. The cyclical caution derives from a clear-headed perspective that the asset class has witnessed nearly five-years of pervasive and stunning returns, and the fact that commodity prices, which dominate approximately a third of benchmark capitalization, are at uncommonly elevated levels in real terms. The global backdrop, showing visible signs of cyclical deterioration, is also not particularly encouraging.
     It is our opinion that markets will shift towards a focus on quality and durability, which is expressed heavily in the portfolio, against a backdrop of a more challenging cyclical environment.
     We, at Oppenheimer, are long-haul thematic investors in great companies with good, durable growth and high returns on invested capital. We believe quality growth companies, which have challenged to outperform their high octane cyclical peers (commodities, industrials), will re-emerge as leaders in the intermediate term.
     Following a manager change earlier in 2007, we have made notable structural changes in the portfolio. We have consolidated the portfolio holdings in a meaningful fashion and have repositioned the portfolio increasingly in long-haul growth stocks. These are companies which we believe will post durable growth in excess of nominal GDP and have durable global advantage (high returns on capital). We believe the portfolio is increasingly well-positioned for long term, solid performance.
Managed Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Managed Bond Portfolio returned 8.53%, compared to a 6.97% return for its benchmark, the Lehman Brothers Aggregate Bond Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Managed Bond Portfolio	8.53%	5.50%	6.40%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	5.97%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Fed remained on hold through most of the year after pausing in August 2006 with the Fed Funds rate at 5.25%. However, turmoil in the sub-prime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August of 2007, the Fed cut the discount rate by 50 bps, or one-half of a percentage point, to 5.75%, to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18th meeting, the Fed cut both the Fed Funds rate and discount rate, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial sub-prime-related downturn in August and September. Continued write downs of sub-prime assets by many of the world’s leading banks did little to assuage concerns about the soundness of their balance sheets.
     To deal with this crisis, the Fed cut the Fed Funds rate by another 50 bps during the fourth quarter, bringing its total rate reductions in 2007 to 100 bps. In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., European Union or Eurozone, which includes advanced European countries but excludes the U.K., and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007, the ten-year Treasury note yielded 4.03%, 68 bps lower than at the start of the year.
     For the first part of the year, the portfolio’s main detractors from portfolio performance were an above-benchmark duration, curve steepening strategies outside the U.S. (specifically in the U.K.), and an underweight position versus the benchmark to investment-grade corporate bonds. Strong monthly payroll and gross domestic readings in the U.S., a booming British economy, and strong earnings results meant higher yields in the U.S., expectations for rate increases in the U.K, and further tightening of investment-grade spreads. In the second part of this year, however, sub-prime mortgage headlines increased, the credit crunch took hold, and volatility soared. Investors sought the quality of Treasury bonds and heightened expectations of interest rate cuts by the Fed. In the U.K., investors cut expectations of rate hikes by the Bank of England. And, in July and August, corporate bonds sold off, driving spreads significantly higher. As a result, curve-steepening strategies in the U.S. and U.K. and an underweight position to corporate bonds proved valuable to the portfolio’s performance.
     The most likely outcome for the global economy in 2008 will continue to be a soft landing with some decoupling of growth across regions and generally stable inflation. However, we, at PIMCO, believe that the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the sub-prime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Fed and other central banks, as well as fiscal policymakers in the U.S. understand the gravity of these risks and will respond to them. Even so, heightened risk aversion and the sub-prime-induced squeeze on credit have increased the probability of a U.S. recession. The portfolio manager anticipates a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with sub-prime lending. The portfolio manager will employ strategies that look to truncate downside investment risk. At the same time, we will take advantage of opportunities created by the sub-prime-induced credit squeeze, especially among higher quality assets.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     In an environment marked by so much volatility, we plan to focus on select strategies that offer the highest potential reward relative to the potential risks incurred. One such strategy is to implement interest rate strategies. Since the U.S. economy is slowing, it is unlikely that interest rates will move higher, so we plan to target above-index duration. Much of this overweight position in the portfolio will come from exposure to the front end of the U.S. and U.K. yield curves, as we believe these central banks will have to cut short-term rates by more than the market now expects. The portfolio manager’s yield curve strategy will also include exposure to short maturity interest rate swaps, which offer attractive yield premiums amid concerns about liquidity and credit quality in the banking system.
     We will also continue to invest in high quality mortgage-backed bonds arranged by the major mortgage agencies which represent some of the most compelling values in the fixed income markets. We plan to maintain an overweight portfolio position in the high quality mortgage-backed bond sector to capture yield premiums well above historical averages. We will remain cautious in credit but look to opportunistically reduce our underweight portfolio position in select issues. We also plan to focus on higher grade bonds for the portfolio, especially in the banking and finance sector where the credit crisis has helped produce attractive valuations.
     A slowing U.S. economy, relatively low U.S. short-term rates and the longer term problem of a large trade deficit should continue to pressure the U.S. dollar. We plan to focus the portfolio’s investments on a basket of Asian and emerging market currencies to benefit from the softer dollar.
     We plan to maintain portfolio holdings of emerging market bonds near current levels. We believe the emerging markets (EM) asset class has the potential to add significant value to certain portfolios over the long run. High quality credits such as Mexico, Russia and Brazil could see upgrades given large and growing currency reserves and strong fiscal positions.
     With real yields lower after the 2007 rally and break-even inflation levels relatively high, Treasury Inflation Protected Securities (TIPS) are not attractive from a tactical standpoint at present. Municipal bonds are a different story, as their yields are at historically high levels versus comparable Treasuries. We will look to add municipals to the portfolio to benefit from gains as these yield relationships revert back to more typical levels.
Inflation Managed Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Inflation Managed Portfolio returned 10.14%, compared to a 11.63% return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index and a 8.66% return for the Lehman Brothers Government Bond Index.
Average Annual Total Return and Average Annual Total Return Since Change in Investment Objective on 5/1/01

			Since
	1 Year	5 Years	5/1/01
Inflation Managed Portfolio	10.14%	6.00%	7.19%
Lehman Brothers Global Real: U.S. TIPS Index	11.63%	6.27%	7.47%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Inflation Managed Portfolio	10.14%	6.00%	6.80%
Lehman Brothers Government Bond Index	8.66%	4.10%	5.92%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Yields on government bonds continued to fall worldwide in the fourth quarter, capping a year in which collapsing property markets and anxiety about sub-prime assets threatened to tip the U.S. economy into recession. A particularly sharp decline in yields characterized U.S. TIPS as investors sought protection from the sub-prime crisis. The Lehman Brothers U.S. TIPS Index gained 4.97% during the quarter and 11.63% for all of 2007. The ten-year TIPS yielded 1.70% at year-end, 57 bps lower than at the end
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
of the third quarter and 71 bps lower than at the start of 2007. The TIPS market rally was more pronounced for shorter maturities over the quarter as surging commodity prices, notably food and energy, increased demand for the inflation protection of these issues. Market inflation expectations increased as a result, which are measured by the breakeven inflation level, or simply the difference between nominal and real yields of similar maturity. TIPS outperformed nominal Treasury bonds of comparable maturity for the quarter and the full year with strong inflation accruals from higher commodity prices driving relative performance.
     The portfolio manager’s active management decisions, which positioned portfolios defensively before the sub-prime debacle, added substantial value once the crisis hit in the second half of 2007. The portfolio’s above-benchmark total duration contributed to portfolio performance as global interest rates fell. Favoring TIPS over U.S. nominal bonds was also beneficial to the portfolio as TIPS outpaced nominal bonds on strong inflation accruals driven by increasing food and energy prices. Other contributors to the portfolio’s performance were positions in short maturity nominal bonds in the U.S., U.K., and the European Union or Eurozone, which includes advanced European countries but excludes the U.K., as the yield curves in these countries steepened. Modest holdings of U.S. corporate securities detracted from returns as credit spreads widened following tighter lending conditions. A small allocation to mortgages was also a negative factor to the portfolio’s performance as mortgage spreads widened amid increased volatility across financial markets. Currency exposure, especially the EM currencies, benefited the portfolio as the U.S. dollar weakened amid slowing growth and falling rates.
     The most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we, at PIMCO, believe that the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the sub-prime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Fed and other central banks, as well as fiscal policymakers in the U.S., understand the gravity of these risks and should respond to them. Even so, heightened risk aversion and the sub-prime induced squeeze on credit have increased the probability of a U.S. recession. We anticipate a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with sub-prime lending.
     With respect to the portfolio strategy, we seek to: mitigate downside risk to the portfolio with a focus on high quality assets, many of which now offer compelling valuations amid the sub-prime-induced credit squeeze; target above-benchmark total duration outside of the U.S. where we believe growth should begin to taper and interest rate easing cycles will still be in their early stages; maintain a modest underweight position in the portfolio to U.S. TIPS vs. nominals which we believe should reflect expected slowing and likely cyclical disinflation; favor longer TIPS vs. shorter maturities given the likelihood for easier monetary policy and higher commodity prices to fuel secular inflation; emphasize short maturity nominal bonds in the U.S. and U.K., where central banks may cut rates by more than markets expect; hold short maturity interest rate swaps in an effort to capture relatively high yield premiums; hold short maturity interest rate swaps in an effort to capture relatively high yield premiums; maintain positions in high quality mortgages, which currently offer yield premiums above levels seen prior to the credit crisis; look to add modest corporate exposure as valuations have improved for higher quality names, especially in the financial sector.
Money Market Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Money Market Portfolio returned 4.99%, compared to a 5.00% return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, and a 4.77% return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ended December 31, 2007 was 4.22%.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Money Market Portfolio	4.99%	2.84%	3.58%
Merrill Lynch 3-Month U.S. T-Bill Index	5.00%	3.07%	3.77%
Lipper Money Market Funds Index	4.77%	2.65%	3.41%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the first two- and a half quarters of the year, the Fed left the Fed Funds rate unchanged at 5.25% citing improved inflation readings, moderate growth, mixed economic indicators, and the ongoing adjustment to the housing market. The portfolio focused on top-tier industrial and bank commercial paper as well as floating rate notes that were invested across the curve based on relative value and comparables.
     By mid-year, falling home prices and increasing delinquencies in the U.S. housing sector, and in particular the sub-prime mortgage loan market, weighed heavily on the market. By July, these pressures materialized in the financial markets raising concerns over the ratings and riskiness of securities backed by sub-prime mortgages. Concerns of sub-prime exposure quickly spread from the overall market to the cash market restraining liquidity, widening spreads, and sparking a “flight to quality” as investors looked to the safety of the Treasury market.
     In response, the Fed took steps to improve liquidity in August by injecting reserves into the banking system and easing the rate and restrictions at the discount window. Investors were still concerned about securities with underlying sub-prime exposure and started to reduce their exposure to asset backed commercial paper (ABCP). Citing tighter credit conditions and disruptions in the financial markets, the Fed lowered the Fed Funds rate in mid September by 50 bps to 4.75% in conjunction with another reduction of the discount rate. Concerns regarding SIVs and their underlying exposure and ability to find financing pushed spreads wider and further restrained
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
liquidity. In anticipation of future rate cuts and scarce asset availability, the portfolio purchased and benefited by adding longer dated commercial paper, floating rate notes and agency notes. During periods of low absolute yields, we, at PLFA, believe that the portfolio’s consistent investment strategy prevented stretching for additional yield and thus avoided higher risk assets such as ABCP and SIV paper.
     Negative news and deteriorating credit conditions continued into the third quarter. In late October, the Fed lowered the Fed Funds rate another 25 bps to 4.50% citing slower expected economic growth and easing credit conditions. Positive developments in the SIV sector as banks announced plans to balance sheet their programs, and an additional rate cut helped to improve the cash markets as commercial paper spreads and liquidity improved. In December, the Fed cut the Fed Funds rate by 25 bps to 4.25% and lowered the discount rate again. Approaching year end, the portfolio moved to a more barbell maturity structure (long and short maturities), by purchasing securities with short and long maturities, to lock in higher rates in anticipation of future rate cuts as well as remain liquid in anticipation of potential year end redemptions. The barbell structure limited the portfolio’s yield to a degree as it exchanged higher rates for greater liquidity.
     The portfolio’s investment style continues to emphasize industry and asset type diversification within this asset class. The portfolio remains weighted towards liquid top-tier industrial issuers, blended with financial and banking related commercial paper, as well as floating rate notes and certificates of deposits.
High Yield Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the High Yield Bond Portfolio returned 2.44%, compared to a 2.65% return for its benchmark, the Credit Suisse (CS) First Boston High Yield Index.
Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
High Yield Bond Portfolio	2.44%	8.60%	4.19%
CS First Boston High Yield Index	2.65%	10.97%	6.10%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve month period ended December 31, 2007, performance was a tale of two markets: record low spreads and strong performance by lower tier credits in the first six months were replaced by increased volatility, heightened risk aversion, and outperformance by higher rated credits in the last six months of 2007. The year began with a high level of investor demand, low volatility, inactive monetary policy, record low spreads and increasingly easy credit terms. However, by June, the high yield asset class began to struggle due to sub-prime mortgage problems, structured credit repricing, and a heavy LBO-related calendar. As returns turned negative, the market became increasingly unwilling to accept previously underwritten deals, which resulted in banks being forced to take an unprecedented amount of leveraged loans and bonds onto their balance sheets. For a brief period in the third quarter, there seemed to be an orderly market able to accept issuance of some of these transactions. However, as the sub-prime crisis deepened and banks began announcing record write-offs, the market’s acceptance of these deals withdrew, and spreads began to widen significantly, erasing most of the returns posted earlier in 2007. Lower tier credits were particularly hard hit.
     For the year, lower tier bonds returned -1.52% and underperformed middle and upper tier bonds, which returned 3.70% and 3.02%, respectively. The portfolio was underweight the benchmark in the lower tier sector which helped performance. Other positive factors included underweight positions in the housing and financial sectors, both of which underperformed the market and an overweight position in the health care sector which outperformed the market. Several portfolio holdings, including Dobson Communications Corp., Williams Scottsman International, Inc. and CBD Media LLC benefited from M&A activity and attractive tender premiums. Williams Partners LP and El Paso Corp. performed well on strong oil and gas fundamentals and ratings upgrades. On the negative side, E*TRADE FINANCIAL Corp. and Charter Communications, Inc. underperformed the market. The portfolio was underweight split BBB rated securities which hurt the portfolio’s performance as this sector outperformed.
     The top performing sectors in the portfolio for the year were health care, utility and metals/minerals sectors. The worst performing sectors were financial, housing and consumer durables sectors.
     We, at PLFA, continue to focus on high yields (while addressing risk) by looking for securities that offer the highest yields for their credit rating and on seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. We believe that there will be a sharp rise in the default rate in 2008. As a result, the portfolio will opportunistically decrease exposure to lower tier credits and will look to increase the quality of issues in the portfolio. In addition, we intend to increase the portfolio weightings in more defensive sectors such as energy, telecommunications and utilities and reduce and maintain low exposure to more economically vulnerable industries such as restaurants, homebuilders and discretionary consumer product.
Comstock Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Comstock Portfolio returned -3.01%, compared to a -0.17% return for its benchmark, the Russell 1000 Value Index and a 5.49% return for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Value Index due to the portfolio manager’s style of investing in value-oriented companies.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(10/2/00)~
Comstock Portfolio	-3.01%	12.63%	3.06%
Russell 1000 Value Index	-0.17%	14.63%	7.02%
S&P 500 Index	5.49%	12.82%	2.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite the strong performance of the broad stock market in the first half of the year, rising uncertainties about the economy dampened performance in the second half of the year. Investors worried about how well the U.S. economy would weather the ever-higher oil prices, a weakening housing market and decrease in consumer spending, as well as the effects of an economic slowdown on corporate profitability. In the twelve month period, stocks experienced several periods of significant volatility, such as in July and October-November, in which investors briefly rotated away from cyclical areas of the market (those with greater economic sensitivity such as materials and energy) that have driven performance for the past several years. During these periods, however, the portfolio’s holdings of undervalued stocks performed relatively well, as we at Van Kampen would expect the portfolio to do in this type of environment. Because of our emphasis on stocks with reasonable valuations relative to our assessment of fair value, the portfolio had no exposure to the richly valued cyclical stocks, which therefore minimized some of the damage to the portfolio caused by these sharp downdrafts.
     The primary detractor from the portfolio’s performance relative to the benchmark was the portfolio’s lack of exposure to the energy sector. Energy was the best-performing sector relative to the benchmark for the period as oil prices continued to soar. However, we believe energy stock valuations are too expensive based on our strict risk-reward criteria.
     Relative to the S&P 500 Index, an overweight allocation in the financials sector further dampened the portfolio’s relative performance, as the sector was among the weakest performing groups in the S&P 500 Index during the period. The health care sector was another area of relative weakness. Two pharmaceutical holdings declined in value after the FDA did not approve their late-stage drugs. Conversely, stock selection and a resulting overweight allocation in the consumer staples sector were chief contributors to the portfolio’s positive relative performance during the period. Stock selection in the telecommunication services sector also added to the portfolio’s relative performance.
     Relative to the Russell 1000 Value Index, other notable detractors from the portfolio’s performance were the utilities and industrials sectors. The portfolio had minimal utility stock exposure, given their expensive valuations, and the sector performed well owing to high energy prices. The portfolio also had minimal exposure to the industrials sector, which benefited from strong economic growth over the past several years. However, the portfolio’s largest positive contribution came from our stock selection and the resulting underweight allocation in the financials sector. Within the financials sector, the portfolio owned holdings in banks, brokerages, insurers, and government sponsored enterprises. Also bolstering the portfolio’s relative performance was strong stock selection and a resulting overweight position in the consumer staples sector.
     There were no significant changes to the portfolio’s positioning during the period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the portfolio’s positioning in its relatively unchanged state. Although at two points in the second half of 2007 the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction. Until the market leadership rotates away from favoring richly valued cyclicals, the portfolio will likely retain its current stance. As a result of our bottom-up stock-selection process, the portfolio’s largest sector weights at period end, in decreasing order, were the financials, consumer staples and health care sectors.
Mid-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Mid-Cap Growth Portfolio returned 22.92%, compared to a 11.43% return for its benchmark, the Russell Midcap Growth Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Mid-Cap Growth Portfolio	22.92%	20.14%	1.06%
Russell Midcap Growth Index	11.43%	17.90%	4.05%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The broad equity market made a modest gain for the twelve month period ended December 31, 2007, despite experiencing a decline in the second-half of the year as investors succumbed to the ongoing pressures caused by the deterioration of the housing and mortgage markets. In the first-half of the reporting period, a generally favorable economic environment of controlled inflation, solid consumer spending and the continued healthy pace of M&A and private equity activities bolstered stock prices. Investors were cautiously optimistic that contagion from the sub-prime mortgage market (i.e., loans given to less creditworthy customers) would be contained to a relatively small portion of the overall economy. By the third quarter, however, the sub-prime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures, which in turn led to the demise of several hedge funds invested in mortgage-backed securities and the bankruptcies of a number of mortgage lenders. Credit significantly tightened during this period and liquidity decreased, and consumer spending declined amid ever-higher oil and gasoline prices. In response to this rising volatility, the Fed began a series of cuts to the target Fed Funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in 2008.
     In this environment, investors generally favored growth stocks in their belief that these securities have greater potential for above-average growth in a slower paced economic environment. Investors also preferred mid- and large-capitalization securities, due to larger companies’ perceived earnings stability and their ability to tap into international markets for growth. As a result, mid-capitalization growth stocks, as represented by the benchmark, outperformed the broad market during the period under review.
     The portfolio outperformed the benchmark for the twelve month period ended December 31, 2007, due to stock selection, while sector allocations modestly detracted from the portfolio’s relative returns. The top contributing sectors to the portfolio relative to the benchmark were technology, consumer discretionary and health care. An underweight allocation and stock selection in the technology sector contributed most significantly to portfolio performance, and investment within the computer services software and systems segment was particularly beneficial to the portfolio’s performance. In the consumer discretionary sector, stock picking in the retail, education services, commercial services, consumer electronics, and communications and media areas, also had a positive effect on the portfolio’s relative returns. Additionally, the portfolio’s focus on medical and dental instruments in the health care sector was advantageous to the portfolio’s performance.
     The bottom contributing sectors to the portfolio’s performance were materials and processing, other energy and producer durables. Within the materials and processing sector, a modest underweight allocation together with investments in real estate companies and an engineering and contracting services firm, and a lack of exposure to the metal fabricating industry all detracted from the portfolio’s performance. In the other energy sector, an underweight allocation and an avoidance of oil well equipment firms and coal and offshore drilling companies offset the portfolio’s gains made through stock selection in crude oil producers. Stock selection in the producer durables sector further dampened the portfolio’s relative returns, due primarily to a lack of exposure to stocks in the identification control and filter device industry and the aerospace industry.
     We, at Van Kampen, use intensive fundamental research to seek high-quality growth companies. Our investment discipline favors companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because we emphasize secular growth, short-term market events are not as meaningful in the stock selection process. As a result of our management strategy, sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions.
     At the close of the period, the consumer discretionary sector represented the largest sector weight and overweight position in the portfolio, followed by the financial services and technology sectors. The portfolio’s holdings in the financial services and technology sectors were underweight versus the benchmark.
Real Estate Portfolio
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Real Estate Portfolio returned -16.16%, compared to a -15.69% return for its benchmark, the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index.
Average Annual Total Returns for the periods ended December 31, 2007

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Real Estate Portfolio	-16.16%	20.67%	15.57%
FTSE NAREIT Equity REITs Index	-15.69%	18.17%	14.13%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. This was a highly volatile year for the real estate investment trust (REIT) sector. REITs rallied strongly in January and through mid-February, peaking with a gain of more than 13%, primarily due to transactional evidence of continued strong underlying asset value growth, acquisition by private investors (known as “take-private activity”) and related speculation for additional take-private activity. The REIT sector subsequently posted modest declines and then suffered significant weakness in the May to July period as the credit crisis emerged and it became clear that asset values had peaked and that financing for take-private and other highly leveraged transactions was no longer available. Given a lack of transaction activity,
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
declines in REIT share prices appeared to reflect an attempt by the public markets to predict the magnitude of the prospective declines in underlying asset values. REITs rallied briefly from mid-August to mid-October but reversed course in the final months of the year as the credit crisis continued to worsen and investors began to adjust their expectations for asset values downward.
     The period featured a significant dispersion of returns. The key theme appeared to be investors estimating the impact on growth in cash flows of the various real estate sectors as a result of a weaker economy and a change in the financing environment. Generally, this resulted in sectors with assets with shorter-term leases underperforming those sectors with assets with longer-term leases that were viewed as more defensive on a relative basis. Among the three major sectors (apartment, retail, and office) the apartment stocks significantly underperformed; office stocks underperformed relative to the benchmark and retail stocks performed in-line with the benchmark.
     The apartment sector suffered large declines due to continued concerns with regard to the weakness in the economy. As the apartment sector features short-term leases, investors expected this sector to be the first of the major sectors to be impacted by a slowdown in demand. In addition, investors were concerned with regard to the new competitive rental supply from homes and condominiums. In contrast, advocates for the apartment sector noted the incremental benefit to demand from a dramatically lower propensity to purchase homes versus renting and pointed to the significant discounted share prices relative to underlying values for the majority of the stocks. The office sector underperformed the benchmark despite the longer-term nature of their leases. Investors were concerned that the impact of the sub-prime crisis on finance and mortgage related firms could negatively impact tenant demand, and that property prices in the office sector could face the most significant declines as they appeared to be the most affected by activity from highly leveraged investors. The mixed office-industrial REITs sector posted the weakest performance of any sector over the period as these companies have significant exposure to suburban office markets and investors were concerned that they wouldn’t be able to post earnings growth due to projections for a stagnation of rental growth in these markets. The retail sector performed in-line with the benchmark despite concerns with regard to a slowdown in consumer spending. Strip shopping centers modestly underperformed the malls and the rest of the retail sector. The shopping centers disappointed investors with weaker-than-expected earnings growth projections for 2008, when they will likely face headwinds as the housing market continues to feel a pullback, as their development pipelines rely on expansion plans of larger retailers primarily in growing housing markets. Among the smaller sectors, the lodging and storage REITs sectors significantly underperformed and the health care and industrial REITs sectors significantly outperformed the benchmark.
     The portfolio modestly underperformed the benchmark for the period. Sector allocation detracted from the portfolio’s performance, specifically the underweight positions in the health care and industrial sectors and an overweight position in the hotel sector. Stock selection overall boosted performance and was especially strong in the hotel, mall, shopping center and apartment sectors. This gain was partially offset by stock selection in the office and health care sectors. From a top-down perspective, the portfolio also benefited from an underweight position to the mixed office-industrial and storage sectors.
     We, at Van Kampen, have maintained our core investment philosophy as a real estate value investor which results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying real estate values. Given the continued shift in investor sentiment toward sectors perceived as more defensive, we believe that valuations for a number of stocks in sectors perceived as less defensive have become even more attractive relative to other sectors and versus underlying asset values, as share prices for these stocks appear to have more than priced in any prospective decline in underlying fundamentals and asset values. Our company specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of upscale urban hotels, apartments, and office properties and an underweighting in the portfolio to companies concentrated in the ownership of strip shopping centers, industrial properties and health care assets.
     We believe that over the medium and long-term, the best indicator for REIT valuations is private real estate values, although there may be periods when the performance of the equity or debt markets may influence short-term funds’ flows to the sector. While it is likely that investors may increase the required return and risk premium on real estate investments, we believe that longer-term investors will remain committed to maintaining a strategic allocation to the sector due to its potential returns and the diversification benefits from its lack of meaningful correlation to other asset classes.
Small-Cap Equity Portfolio (formerly VN Small-Cap Value Portfolio)
Q. How did the portfolio perform over the year ended December 31, 2007?
A. For the year ended December 31, 2007, the Small-Cap Equity Portfolio returned 6.04%, compared to a -9.78% return for its benchmark, the Russell 2000 Value Index.
Average Annual Total Returns for the periods ended December 31, 2007

		Since
		Inception
	1 Year	(5/2/05)~
Small-Cap Equity Portfolio	6.04%	14.99%
Russell 2000 Value Index	-9.78%	9.72%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio produced a positive return in 2007, despite a decline in the benchmark and an increasingly volatile market. After a strong performance in the first-half of 2007, the market for small-capitalization value stocks began to weaken, led by turmoil in the financials sector, which was the
See explanation of symbols on A-31

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
benchmark’s largest weighting, and weakness in the consumer discretionary sector. For the twelve month period, the materials, energy and health care sectors were the strongest performers, while the financials and consumer discretionary sectors were the weakest. The divergence in sector performance during the year reflected a slowdown in domestic growth, deterioration in credit quality, and stable international growth, which all led to a continued decline in the U.S. dollar.
     Concerns about a slowing economy on the heels of a severe contraction in housing, continued disarray in the credit markets, and questions regarding the Fed’s response to these issues led to significant volatility in the markets during the year. The meltdown in the sub-prime mortgage market and the repricing of risk in the ABS market eventually led to a liquidity strain that spread to the commercial paper market. By the fourth quarter, consumer confidence had deteriorated, retail sales were lackluster, oil neared $100 a barrel, and banks were reluctant to make loans. All of these issues led to increased risk aversion by investors. In order to ease investor concerns and provide needed liquidity to the markets, the Fed lowered the discount rate and the Fed Funds rate several times through the fall. The long-term risk reduction we are seeing in the market is positive, and this repricing of risk is happening during a time when corporate balance sheets are healthy, inflation remains at low levels, and the Fed has considerable flexibility to adjust policy as necessary. The market dislocations are creating opportunities, and we are taking advantage of those opportunities as they develop, particularly in the financial services and consumer areas which we, at Vaughan Nelson, expect to build on expected continued weakness over the next two quarters.
     Beginning in the fall of 2006 and into the first half of 2007, the portfolio’s positions in sub-prime mortgage companies, mortgage REITs, and other financial companies dependent on ABS issuance for growth were eliminated. This decision and an overall underweight position versus the benchmark in financials, particularly commercial banks, contributed strongly to the portfolios’ outperformance for the year. The industrial sector contributed the most to outperformance, followed by the energy and financials sectors. Stock selection was strong across the board. The consumer and telecommunications sectors detracted slightly from results.
     The strongest contributors to the portfolio’s performance were Arena Resources, Inc. and Continental Resources, Inc. in the energy exploration area, Cleveland-Cliffs, Inc. (iron ore producer) in the materials sector, and Alliant Techsystems, Inc. (defense munitions) in the industrial sector, all experiencing very strong results. Our investment philosophy is valuation driven, and when stocks are strong and rise in value, they become less attractive on a valuation basis and will be trimmed; therefore, the Arena and Alliant positions were trimmed due to their value.
     The biggest detractors to the portfolio’s performance, which reflected the concerns over a weakening consumer economy and a weaker economy, were Triarc Cos., Inc. (restaurants) and Aaron Rents, Inc. (appliance rent to own) in the consumer discretionary sector, First Cash Financial Services, Inc. in the financials sector, and WESCO International, Inc. in the industrial/distribution area. The portfolio continues to hold all of these stocks and we at Vaughan Nelson expect improved performance since stocks that are weak and decline in value become more attractive for purchase on a valuation basis, assuming the fundamentals remain intact. The weakness in Triarc and First Cash, therefore, provided a buying opportunity, and the portfolio’s positions have been increased.
     Our research work, which focuses on bottom-up stock selection, continues to lead us to a portfolio that underweights the consumer discretionary, utility, REIT’s and banking sectors, while emphasizing the industrial (primarily aerospace and defense and machinery) and energy sectors.
     We continue to believe that we are experiencing a mid-cycle slowdown, and as a result expect margins and earnings expectations to be difficult to achieve during 2008, which should cause the volatility of the markets to remain high. We expect credit markets to remain volatile with the overall bias towards rising credit spreads and deteriorating balance sheet metrics. As economic weakness has continued, however, it is incumbent upon the Fed to be increasingly aggressive in easing monetary policy to avoid a recession. If the Fed does not respond aggressively, we expect more weakness and increased volatility, and absolute returns will be more difficult to achieve in the short term. Later in the year we expect the U.S. economy to begin to reaccelerate commensurate with Fed action, and investors will begin to look toward 2009 earnings.

Explanation of Symbols and Terms for Pacific Select Fund Performance Discussion
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.
N/A Not available

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.
ACTUAL EXPENSES
     The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 3 to Financial Statements) and other expense reductions (Note 5 to Financial Statements). The “Ending Account Value at 12/31/07” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/07-12/31/07” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2007 to December 31, 2007.
     You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/07-12/31/07.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period*
Portfolio	07/01/07	12/31/07	Ratio	07/01/07-12/31/07

Small-Cap Growth (formerly Fasciano Small Equity)
Actual	$1,000.00	$1,052.20	0.82%	$4.24
Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

International Value
Actual	$1,000.00	$950.20	0.86%	$4.23
Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

International Small-Cap
Actual	$1,000.00	$926.90	1.07%	$5.20
Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Equity Index
Actual	$1,000.00	$985.40	0.26%	$1.30
Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33

Small-Cap Index
Actual	$1,000.00	$921.70	0.51%	$2.47
Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

Diversified Research
Actual	$1,000.00	$954.00	0.87%	$4.28
Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

Equity
Actual	$1,000.00	$999.30	0.67%	$3.38
Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

American Funds Growth-Income**
Actual	$1,000.00	$970.30	0.61%	$3.03
Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

American Funds Growth**
Actual	$1,000.00	$1,014.00	0.61%	$3.10
Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Large-Cap Value
Actual	$1,000.00	$970.90	0.81%	$4.02
Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Technology
Actual	$1,000.00	$1,092.80	1.13%	$5.96
Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Short Duration Bond
Actual	$1,000.00	$1,024.50	0.61%	$3.11
Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11
See explanation of symbols on B-2

B-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period*
Portfolio	07/01/07	12/31/07	Ratio	07/01/07-12/31/07

Floating Rate Loan
Actual	$1,000.00	$978.60	1.02%	$5.09
Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Diversified Bond
Actual	$1,000.00	$1,008.30	0.62%	$3.14
Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

Growth LT
Actual	$1,000.00	$1,051.80	0.77%	$3.98
Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Focused 30
Actual	$1,000.00	$1,144.70	0.94%	$5.08
Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Health Sciences
Actual	$1,000.00	$1,086.90	1.13%	$5.94
Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Mid-Cap Value
Actual	$1,000.00	$869.20	0.86%	$4.05
Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

Large-Cap Growth
Actual	$1,000.00	$1,128.00	0.93%	$4.99
Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

International Large-Cap
Actual	$1,000.00	$1,003.20	0.97%	$4.90
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

Small-Cap Value
Actual	$1,000.00	$932.30	0.97%	$4.72
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

Multi-Strategy
Actual	$1,000.00	$982.80	0.72%	$3.60
Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

Main Street Core
Actual	$1,000.00	$975.20	0.66%	$3.29
Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

Emerging Markets
Actual	$1,000.00	$1,141.40	1.03%	$5.56
Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Managed Bond
Actual	$1,000.00	$1,082.40	0.63%	$3.31
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Inflation Managed
Actual	$1,000.00	$1,092.40	0.62%	$3.27
Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

Money Market
Actual	$1,000.00	$1,024.20	0.35%	$1.79
Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

High Yield Bond
Actual	$1,000.00	$997.40	0.63%	$3.17
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Comstock
Actual	$1,000.00	$915.00	0.91%	$4.39
Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Mid-Cap Growth
Actual	$1,000.00	$1,094.90	0.91%	$4.81
Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Real Estate
Actual	$1,000.00	$864.60	1.04%	$4.89
Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

Small-Cap Equity (formerly VN Small-Cap Value)
Actual	$1,000.00	$975.60	0.97%	$4.83
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

*	Expenses paid during the period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

**	Expenses paid by the American Funds Growth-Income and American Funds Growth Portfolios during the period do not include expenses of the underlying Master Funds (see Note 1 to Financial Statements) in which the portfolios invested in.

B-2

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO (Formerly Fasciano Small Equity Portfolio)
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 98.32%

Autos & Transportation - 1.41%

AirTran Holdings Inc * †	624,700	$4,472,852
Tenneco Inc * †	283,000	7,377,810

		11,850,662

Consumer Discretionary - 17.33%

AnnTaylor Stores Corp *	180,900	4,623,804
Bally Technologies Inc * †	218,200	10,848,904
bebe Stores Inc †	472,300	6,073,778
Carter’s Inc * †	289,700	5,605,695
Central European Distribution Corp * †	109,400	6,353,952
Ctrip.com International Ltd ADR (Cayman)	191,800	11,022,746
DSW Inc ‘A’ * †	193,400	3,628,184
FTI Consulting Inc * †	205,200	12,648,528
GSI Commerce Inc * †	436,100	8,503,950
Iconix Brand Group Inc * †	470,600	9,251,996
Life Time Fitness Inc * †	194,000	9,637,920
LKQ Corp * †	571,100	12,004,522
McCormick & Schmick’s Seafood Restaurants Inc * †	298,936	3,566,307
Phillips-Van Heusen Corp	203,500	7,501,010
priceline.com Inc * †	98,000	11,256,280
Scientific Games Corp ‘A’ * †	176,700	5,875,275
TeleTech Holdings Inc * †	288,100	6,127,887
The Geo Group Inc * †	390,200	10,925,600

		145,456,338

Consumer Staples - 1.33%

The Hain Celestial Group Inc * †	348,400	11,148,800

Energy - 6.34%

Carrizo Oil & Gas Inc * †	134,000	7,336,500
Concho Resources Inc *	414,500	8,542,845
CVR Energy Inc * †	273,000	6,808,620
Dril-Quip Inc * †	173,300	9,645,878
Mariner Energy Inc * †	391,100	8,948,368
Petrobank Energy & Resources Ltd * (Canada)	205,200	11,946,744

		53,228,955

Financial Services - 8.71%

Affiliated Managers Group Inc * †	78,700	9,244,102
Boston Private Financial Holdings Inc †	279,700	7,574,276
DuPont Fabros Technology Inc REIT †	318,200	6,236,720
First Mercury Financial Corp *	422,000	10,296,800
First Midwest Bancorp Inc †	184,200	5,636,520
FirstFed Financial Corp * †	123,900	4,438,098
Greenhill & Co Inc †	140,700	9,353,736
Signature Bank * †	233,600	7,884,000
Wintrust Financial Corp †	101,300	3,356,069
Wright Express Corp * †	257,100	9,124,479

		73,144,800

Health Care - 18.80%

Acorda Therapeutics Inc *	344,200	7,558,632
Adams Respiratory Therapeutics Inc * †	206,000	12,306,440
Allscripts Healthcare Solutions Inc * †	262,900	5,105,518
ArthroCare Corp * †	150,700	7,241,135
BioMarin Pharmaceutical Inc * †	220,200	7,795,080
Cubist Pharmaceuticals Inc * †	204,300	4,190,193
DexCom Inc * †	644,800	5,693,584
Gen-Probe Inc * †	153,200	9,640,876
Hologic Inc * †	164,100	11,263,824
Illumina Inc * †	173,300	10,269,758
Inverness Medical Innovations Inc * †	155,800	8,752,844
Omrix Biopharmaceuticals Inc *	255,400	8,872,596
Onyx Pharmaceuticals Inc * †	161,600	8,988,192
PAREXEL International Corp * †	241,200	11,649,960
Progenics Pharmaceuticals Inc * †	278,000	5,023,460
Psychiatric Solutions Inc * †	213,500	6,938,750
Savient Pharmaceuticals Inc *	404,500	9,291,365
Thoratec Corp * †	401,913	7,310,797
United Therapeutics Corp * †	101,300	9,891,945

		157,784,949

Materials & Processing - 8.83%

CLARCOR Inc †	236,100	8,964,717
Greif Inc ‘A’	129,000	8,432,730
RBC Bearings Inc * †	261,300	11,356,098
RTI International Metals Inc *	73,700	5,080,141
Silgan Holdings Inc †	177,500	9,219,350
Thompson Creek Metals Co Inc (NYSE) * (Canada)	430,400	7,364,144
Uranium One Inc * (Canada)	571,100	5,109,492
URS Corp *	185,900	10,099,947
Zoltek Cos Inc *	197,600	8,471,112

		74,097,731

Producer Durables - 8.68%

Actuant Corp ‘A’	279,700	9,512,597
BE Aerospace Inc * †	225,300	11,918,370
Bucyrus International Inc ‘A’ †	118,900	11,817,471
Esterline Technologies Corp * †	206,800	10,701,900
Polycom Inc * †	371,800	10,328,604
SBA Communications Corp ‘A’ * †	322,400	10,910,016
Varian Semiconductor Equipment Associates Inc *	206,800	7,651,600

		72,840,558

Technology - 23.99%

Acme Packet Inc * †	499,900	6,293,741
ANSYS Inc * †	294,800	12,222,408
Atheros Communications Inc * †	289,700	8,847,438
Concur Technologies Inc *	191,800	6,945,078
Cypress Semiconductor Corp *	318,200	11,464,746
DealerTrack Holdings Inc * †	232,800	7,791,816
FormFactor Inc * †	181,700	6,014,270
Foundry Networks Inc * †	401,900	7,041,288
IHS Inc ‘A’ * †	160,800	9,738,048
Mellanox Technologies Ltd * (Israel)	474,800	8,650,856
NICE Systems Ltd ADR * (Israel)	288,100	9,887,592
Novatel Wireless Inc * †	361,800	5,861,160
Omniture Inc * †	194,300	6,468,247
ON Semiconductor Corp * †	939,500	8,342,760
SI International Inc * †	247,900	6,809,813
SiRF Technology Holdings Inc * †	245,400	6,166,902
Solera Holdings Inc *	490,700	12,159,546
Sonus Networks Inc * †	1,253,600	7,308,488
SunPower Corp ‘A’ * †	79,600	10,379,044
Synaptics Inc * †	201,000	8,273,160
Synchronoss Technologies Inc * †	228,600	8,101,584
Taleo Corp ‘A’ * †	169,100	5,035,798
Tessera Technologies Inc * †	257,100	10,695,360
TIBCO Software Inc *	707,600	5,710,332
VeriFone Holdings Inc * †	223,600	5,198,700

		201,408,175

Utilities - 2.90%

ITC Holdings Corp †	226,900	12,801,698
NeuStar Inc ‘A’ * †	266,300	7,637,484
Time Warner Telecom Inc ‘A’ * †	195,100	3,958,579

		24,397,761

Total Common Stocks (Cost $762,338,894)		825,358,729

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.38%

Time Deposit - 1.38%

State Street Bank 3.850% due 01/02/08	$11,565,000	$11,565,000

Total Short-Term Investment (Cost $11,565,000)		11,565,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.70% (Cost $773,903,894)		836,923,729

	Shares
SECURITIES LENDING COLLATERAL - 33.46%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $280,910,573)	280,910,573	280,910,573

TOTAL INVESTMENTS - 133.16% (Cost $1,054,814,467)		1,117,834,302

OTHER ASSETS & LIABILITIES, NET - (33.16%)		(278,383,128)

NET ASSETS - 100.00%		$839,451,174

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	34.84%
Technology	23.99%
Health Care	18.80%
Consumer Discretionary	17.33%
Materials & Processing	8.83%
Financial Services	8.71%
Producer Durables	8.68%
Energy	6.34%
Utilities	2.90%
Autos & Transportation	1.41%
Consumer Staples	1.33%

133.16%
Other Assets & Liabilities, Net	(33.16%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 97.07%

Australia - 4.13%

Australia & New Zealand Banking Group Ltd +	531,100	$12,709,997
BHP Billiton Ltd +	960,000	33,559,710
Commonwealth Bank of Australia +	361,673	18,647,417
Macquarie Airports Ltd +	7,809,679	27,583,709
National Australia Bank Ltd +	1,000,621	32,959,967
QBE Insurance Group Ltd +	2	48
Suncorp-Metway Ltd +	1,088,813	16,070,888
Zinifex Ltd +	2,104,600	22,575,467

		164,107,203

Austria - 0.85%

voestalpine AG +	469,800	33,669,962

Belgium - 1.51%

Fortis +	1,717,800	44,969,832
KBC Groep NV +	106,400	14,976,263

		59,946,095

Bermuda - 0.30%

Orient Overseas International Ltd +	1,623,000	11,890,536

Canada - 2.74%

Bombardier Inc ‘B’ *	2,060,100	12,440,545
Canadian Imperial Bank of Commerce	320,067	22,879,302
Gerdau Ameristeel Corp	1,491,300	21,320,475
HudBay Minerals Inc *	385,800	7,622,575
Husky Energy Inc	528,000	23,854,825
ING Canada Inc	23,815	956,026
Onex Corp	43,230	1,532,618
Petro-Canada	7,500	404,656
Teck Cominco Ltd ‘B’	502,162	18,026,850

		109,037,872

Denmark - 0.76%

Carlsberg AS ‘B’ +	252,700	30,421,676

Finland - 1.67%

Nokia OYJ +	1,007,600	38,709,331
Stora Enso OYJ ‘R’ +	1,852,100	27,647,932

		66,357,263

France - 11.29%

Air France-KLM +	287,400	10,044,208
Arkema * +	248,600	16,328,013
BNP Paribas +	459,700	49,877,494
Compagnie Generale des Etablissements Michelin ‘B’ +	346,600	39,626,262
Credit Agricole SA +	1,023,430	34,526,764
France Telecom SA +	745,500	26,741,660
Lagardere SCA +	446,800	33,461,022
Renault SA +	478,300	67,833,770
Sanofi-Aventis +	685,500	62,750,956
Societe Generale +	304,289	44,009,080
Total SA +	768,200	63,607,309

		448,806,538

Germany - 11.93%

Allianz SE +	291,300	62,812,729
BASF AG +	438,700	64,959,604
Deutsche Bank AG +	387,400	50,630,067
Deutsche Lufthansa AG +	1,276,100	33,960,349
Deutsche Telekom AG +	1,458,700	32,126,519
E.ON AG +	420,100	89,322,654
Epcos AG +	439,200	7,584,987
Muenchener Rueckversicherungs AG +	337,600	65,520,538
RWE AG +	400,000	56,347,089
Suedzucker AG † +	464,000	10,994,498

		474,259,034

Greece - 0.01%

Public Power Corp SA +	8,395	440,456

Italy - 2.96%

Banco Popolare SCARL * +	557,500	12,320,445
Buzzi Unicem SPA +	722,800	19,975,531
ENI SPA † +	1,648,000	60,146,055
Fondiaria-Sai SPA +	402,822	16,524,226
Fondiaria-Sai SPA RNC +	56,199	1,579,888
Italcementi SPA † +	325,000	6,958,735

		117,504,880

Japan - 21.52%

Aisin Seiki Co Ltd +	644,000	26,663,056
Alps Electric Co Ltd +	1,053,700	13,612,873
Astellas Pharma Inc +	288,400	12,508,086
Canon Inc +	285,100	13,048,054
Cosmo Oil Co Ltd +	1,063,000	3,929,264
Dainippon Ink & Chemicals Inc +	2,730,000	13,610,491
East Japan Railway Co +	1,927	15,850,604
EDION Corp +	770,200	8,241,012
Fujitsu Ltd +	5,478,000	36,644,937
Honda Motor Co Ltd +	626,600	20,699,635
Isuzu Motors Ltd +	4,716,000	21,172,278
Itochu Corp +	2,338,000	22,560,860
JFE Holdings Inc +	796,900	39,959,901
Kyushu Electric Power Co Inc +	1,143,000	28,059,399
Leopalace21 Corp +	344,400	9,253,251
Mitsubishi Chemical Holdings Corp +	4,339,500	33,109,001
Mitsubishi Corp +	901,800	24,406,935
Mitsubishi UFJ Financial Group Inc +	5,522,000	52,072,051
Mitsui & Co Ltd +	1,342,000	28,024,506
Mitsui Chemicals Inc +	791,000	5,135,051
Mitsui OSK Lines Ltd +	2,568,000	32,465,419
Namco Bandai Holdings Inc +	1,141,700	17,710,750
Nippon Mining Holdings Inc +	2,079,500	13,189,425
Nippon Steel Corp +	1,048,000	6,414,745
Nippon Telegraph & Telephone Corp +	8,673	43,112,883
Nippon Yusen Kabushiki Kaisha +	2,583,000	20,348,857
Nissan Motor Co Ltd +	3,685,500	40,225,370
Oki Electric Industry Co Ltd * † +	2,400,000	3,737,277
ORIX Corp +	188,400	31,686,471
Rengo Co Ltd † +	679,000	4,409,027
Sharp Corp +	2,243,000	40,010,992
Sumitomo Mitsui Financial Group Inc +	6,024	44,579,275
The Tokyo Electric Power Co Inc +	1,525,500	39,489,480
Toshiba Corp +	5,035,000	37,158,112
Tosoh Corp +	2,677,000	11,411,178
Toyota Motor Corp +	763,600	40,668,351

		855,178,857

Luxembourg - 1.48%

ArcelorMittal	759,900	58,905,943

Netherlands - 3.18%

ING Groep NV CVA +	1,589,000	61,916,056
Koninklijke Ahold NV +	2,413,120	33,418,956
Koninklijke BAM Groep NV +	424,600	9,889,727
Wolters Kluwer NV +	648,670	21,338,320

		126,563,059

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Norway - 0.45%

StatoilHydro ASA	572,000	$17,803,070

Singapore - 0.29%

Neptune Orient Lines Ltd +	4,256,000	11,440,879

Spain - 1.65%

Repsol YPF SA +	1,108,300	39,536,624
Telefonica SA +	799,900	25,929,828

		65,466,452

Sweden - 2.44%

Electrolux AB ‘B’ +	1,214,700	20,147,437
Nordea Bank AB +	1,256,800	21,062,591
Svenska Cellulosa AB ‘B’ +	1,869,700	33,020,427
Tele2 AB ‘B’ +	1,149,500	22,875,840

		97,106,295

Switzerland - 2.53%

Credit Suisse Group +	797,200	47,987,894
Novartis AG +	959,030	52,446,794

		100,434,688

United Kingdom - 25.38%

Antofagasta PLC +	361,000	5,117,943
Associated British Foods PLC +	1,546,200	27,581,578
AstraZeneca PLC +	1,105,200	47,570,981
Aviva PLC +	2,465,247	32,855,488
BAE Systems PLC +	4,185,000	41,531,555
Barclays PLC +	4,927,400	49,763,389
BP PLC +	2,611,600	31,914,413
British Airways PLC * +	1,705,700	10,426,329
British American Tobacco PLC +	822,200	32,142,362
British Energy Group PLC +	1,400,000	15,330,557
BT Group PLC +	1,396,300	7,542,896
Friends Provident PLC +	6,226,113	20,303,543
GlaxoSmithKline PLC +	2,477,500	62,920,020
Greene King PLC +	882,900	13,947,666
HBOS PLC +	2,766,620	40,229,554
Home Retail Group PLC +	3,378,000	21,953,961
HSBC Holdings PLC (LI) +	631,900	10,644,059
ITV PLC +	8,401,350	14,237,320
J. Sainsbury PLC	833,165	7,052,779
Kazakhmys PLC +	348,693	9,434,119
Lloyds TSB Group PLC +	3,387,900	31,902,856
Marston’s PLC +	2,039,600	13,380,213
Mitchells & Butlers PLC +	1,369,800	11,471,551
Pearson PLC +	1,206,500	17,472,396
Rio Tinto PLC +	280,929	29,565,658
Royal & Sun Alliance Insurance Group PLC +	5,672,729	16,570,555
Royal Dutch Shell PLC ‘A’ (XAMS) +	2,811,193	118,510,171
Taylor Wimpey PLC +	2,742,600	11,045,804
Tesco PLC +	2,160,100	20,548,045
The Royal Bank of Scotland Group PLC +	6,448,363	56,935,660
Trinity Mirror PLC +	1,786,000	12,296,125
Unilever PLC +	629,000	23,590,552
Vodafone Group PLC +	26,269,825	98,614,850
Xstrata PLC +	629,860	44,197,878

		1,008,602,826

Total Common Stocks (Cost $3,559,122,193)		3,857,943,584

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.55%

Time Deposit - 2.55%

State Street Bank 3.850% due 01/02/08	$101,276,000	101,276,000

Total Short-Term Investment (Cost $101,276,000)		101,276,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.62% (Cost $3,660,398,193)		3,959,219,584

	Shares
SECURITIES LENDING COLLATERAL - 1.01%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $40,388,000)	40,388,000	40,388,000

TOTAL INVESTMENTS - 100.63% (Cost $3,700,786,193)		3,999,607,584

OTHER ASSETS & LIABILITIES, NET - (0.63%)		(25,183,603)

NET ASSETS - 100.00%		$3,974,423,981

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	26.60%
Materials & Processing	12.63%
Utilities	12.23%
Autos & Transportation	10.15%
Integrated Oils	7.54%
Consumer Discretionary	6.15%
Health Care	5.99%
Consumer Staples	5.36%
Multi-Industry	4.15%
Short-Term Investment & Securities Lending Collateral	3.56%
Technology	2.85%
Energy	1.85%
Producer Durables	1.57%

100.63%
Other Assets & Liabilities, Net	(0.63%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(b)	As of December 31, 2007, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	25.38%
Japan	21.52%
Germany	11.93%
France	11.29%
Australia	4.13%
United States	3.56%
Netherlands	3.18%
Italy	2.96%
Canada	2.74%
Switzerland	2.53%
Sweden	2.44%
Finland	1.67%
Spain	1.65%
Belgium	1.51%
Luxembourg	1.48%
Austria	0.85%
Denmark	0.76%
Norway	0.45%
Bermuda	0.30%
Singapore	0.29%
Greece	0.01%

100.63%
Other Assets & Liabilities, Net	(0.63%)

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $3,665,143,920 or 92.22% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	The amount of $8,984,350 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Financial Times Stock Exchange 100 Index (03/08)	297	GBP 19,117,890	$90,821

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
PREFERRED STOCKS - 0.90%

Germany - 0.36%

Fresenius SE +	45,042	$3,736,414

Italy - 0.54%

Istituto Finanziario Industriale SPA * +	56,941	1,925,982
Unipol Gruppo Finanziario SPA +	1,194,900	3,777,689

		5,703,671

Total Preferred Stocks (Cost $9,059,487)		9,440,085

COMMON STOCKS - 95.12%

Australia - 6.65%

Ansell Ltd +	406,050	4,275,448
Australian Worldwide Exploration Ltd * +	1,134,136	3,305,170
Babcock & Brown Ltd † +	140,550	3,306,062
Boart Longyear Group * +	985,100	2,011,657
Bradken Ltd +	464,900	3,189,081
Challenger Financial Services Group Ltd † +	1,139,250	4,934,686
Consolidated Minerals Ltd † +	377,426	1,649,592
Corporate Express Australia Ltd +	37,000	204,086
David Jones Ltd † +	1,028,081	4,934,278
Flight Centre Ltd +	79,850	2,241,697
Goodman Fielder Ltd +	996,700	1,647,691
Incitec Pivot Ltd +	82,900	8,464,069
Jubilee Mines NL † +	286,900	5,656,197
Macmahon Holdings Ltd +	1,535,500	2,228,873
Mincor Resources NL +	518,500	1,882,994
OneSteel Ltd +	518,659	2,781,690
Pacific Brands Ltd +	987,000	2,803,008
Ramsay Health Care Ltd † +	137,600	1,317,237
Sally Malay Mining Ltd +	748,600	3,444,072
United Group Ltd † +	255,050	4,259,338
WorleyParsons Ltd +	117,850	5,309,071

		69,845,997

Austria - 0.41%

Andritz AG +	70,780	4,251,906

Belgium - 0.74%

Ackermans & Van Haaren NV +	18,700	1,829,206
D’ieteren SA +	7,980	2,867,642
Telenet Group Holding NV * +	105,000	3,062,357

		7,759,205

Bermuda - 1.38%

Jinhui Shipping & Transportation Ltd * † +	506,700	5,462,447
Kerry Properties Ltd +	74,000	588,405
Pacific Basin Shipping Ltd +	3,939,000	6,250,175
Peace Mark Holdings Ltd +	1,358,000	2,156,892

		14,457,919

Canada - 7.49%

Addax Petroleum Corp	81,900	3,564,117
Atco Ltd ‘I’	61,100	3,417,935
FNX Mining Co Inc *	151,700	4,649,602
Gerdau Ameristeel Corp	17,100	244,471
Home Capital Group Inc	77,400	3,285,942
Industrial Alliance Insurance & Financial Services Inc	108,200	4,668,074
Inmet Mining Corp	30,900	2,521,906
Laurentian Bank of Canada	87,600	2,951,213
Linamar Corp	125,700	2,596,913
Major Drilling Group International Inc *	79,500	5,042,505
Neo Material Technologies Inc *	893,800	4,546,204
Oilexco Inc *	309,400	4,131,812
Pacific Stratus Energy Ltd *	164,800	2,047,163
Pan Orient Energy Corp *	280,100	4,302,463
Pembina Pipeline Income Fund	294,950	5,241,829
Quadra Mining Ltd *	184,500	3,295,744
Rothmans Inc	89,200	2,286,600
Saputo Inc	11,400	344,558
ShawCor Ltd	109,500	3,920,898
Sierra Wireless Inc *	209,400	3,131,612
Superior Plus Income Fund	223,000	2,643,599
Teck Cominco Ltd ‘B’	21,588	774,969
Thompson Creek Metals Co Inc (TSE) *	161,700	2,781,971
WestJet Airlines Ltd *	277,800	6,335,962

		78,728,062

Cayman - 0.03%

Xinyi Glass Holding Co Ltd +	368,000	353,322

Cyprus - 0.50%

Deep Sea Supply PLC * +	1,154,800	5,191,915

Denmark - 1.27%

H Lundbeck AS +	222,400	5,976,228
NKT Holdings AS +	3,727	334,795
TrygVesta AS † +	93,100	7,059,540

		13,370,563

Finland - 1.66%

Konecranes OYJ +	130,700	4,452,230
Nokian Renkaat OYJ +	144,900	5,030,302
Outotec OYJ +	48,000	2,602,532
Rautaruukki OYJ +	57,027	2,437,407
Wartsila OYJ ‘B’ +	38,900	2,943,948

		17,466,419

France - 5.08%

Capgemini SA +	78,191	4,912,798
Casino Guichard Perrachon SA +	48,000	5,221,581
Compagnie Generale des Etablissements Michelin ‘B’ +	69,800	7,980,130
Eramet +	8,600	4,399,689
Euler Hermes SA +	30,200	3,743,178
IMS International Metal Service +	42,200	1,618,063
Neuf Cegetel +	105,800	5,351,167
SCOR SE +	285,400	7,302,927
SEB SA +	46,138	8,364,766
Technip SA +	3,500	278,395
Ubisoft Entertainment SA * +	40,800	4,141,933

		53,314,627

Germany - 8.93%

AMB Generali Holding AG +	963	150,575
Arcandor AG * † +	130,250	3,092,919
Arques Industries AG +	143,350	4,786,397
Bauer AG +	41,600	2,908,859
Comdirect Bank AG +	23,719	289,728
Deutsche Postbank AG +	73,150	6,526,400
Duerr AG * +	9,400	361,985
Epcos AG +	185,543	3,204,329
Fresenius Medical Care AG & Co KGaA +	78,132	4,160,016
GEA Group AG * +	69,872	2,393,936
Gildemeister AG +	267,329	7,230,759
Hannover Rueckversicherung AG +	61,450	2,861,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Kloeckner & Co AG +	105,300	$4,203,114
Kontron AG +	12,900	258,969
KUKA AG * +	87,900	3,351,160
Leoni AG +	134,585	6,644,962
MTU Aero Engines Holding AG +	53,750	3,074,137
Rheinmetall AG +	25,550	2,046,510
Roth & Rau AG * +	10,039	3,305,730
Salzgitter AG +	47,500	7,043,477
SGL Carbon AG * +	173,600	9,396,010
Stada Arzneimittel AG +	93,418	5,784,693
ThyssenKrupp AG +	60,349	3,397,635
TUI AG * +	123,450	3,455,262
Vossloh AG +	32,750	3,866,518

		93,795,390

Greece - 1.60%

Agricultural Bank of Greece +	609,213	3,383,458
Folli-Follie SA +	31,370	1,164,808
Intralot SA - Integrated Lottery Systems & Services +	167,410	3,292,269
Metka SA +	136,840	3,080,368
Sidenor Steel Products & Manufacturing Co SA +	395,969	5,854,884

		16,775,787

Hong Kong - 0.72%

CITIC International Financial Holdings Ltd +	4,847,000	2,997,943
Hang Lung Group Ltd +	844,000	4,560,533

		7,558,476

Ireland - 1.37%

Greencore Group PLC +	306,557	2,016,114
Kerry Group PLC ‘A’ +	199,100	6,357,729
Smurfit Kappa Group PLC * +	265,700	4,357,740
United Drug PLC +	292,300	1,686,724

		14,418,307

Italy - 3.80%

Azimut Holding SPA +	177,500	2,302,747
Banca Carige SPA +	482,600	2,472,208
Bolzoni SPA +	53,100	297,117
Brembo SPA +	482,299	7,532,356
Fondiaria-Sai SPA +	43,100	1,768,012
Gruppo Coin SPA * +	56,700	457,619
Indesit Co SPA † +	324,400	5,006,851
Prysmian SPA * +	221,200	5,473,780
Recordati SPA +	646,964	5,761,543
Sogefi SPA +	174,716	1,394,550
Trevi Finanziaria SPA +	415,939	7,453,698

		39,920,481

Japan - 13.36%

Ardepro Co Ltd +	8,508	1,826,963
Arisawa Manufacturing Co Ltd +	182,600	2,072,431
Denki Kagaku Kogyo Kabushiki Kaisha +	481,000	2,079,086
Eagle Industry Co Ltd +	147,000	1,666,217
Exedy Corp +	117,800	3,966,005
Fuji Machine Manufacturing Co Ltd +	120,300	2,571,292
Futaba Industrial Co Ltd †	141,900	3,975,715
Glory Ltd +	71,100	1,633,822
Hino Motors Ltd +	1,030,000	6,656,984
Hitachi Cable Ltd +	609,000	3,593,762
Hitachi Metals Ltd +	268,000	3,603,757
Hosiden Corp † +	254,500	3,933,640
Hosokawa Micron Corp † +	292,000	2,190,446
Juki Corp +	37,000	224,282
Kenedix Inc +	838	1,327,616
Kuroda Electric Co Ltd +	287,200	4,030,206
Kyorin Co Ltd +	16,000	174,695
Meitec Corp +	51,100	1,537,173
Miraca Holdings Inc +	118,700	2,839,067
Mitsubishi Tanabe Pharma Corp +	198,000	1,839,270
Nachi-Fujikoshi Corp +	197,000	770,507
Nichias Corp † +	54,000	200,735
Nifco Inc +	256,300	5,947,684
Nihon Dempa Kogyo Co Ltd +	78,900	3,823,898
Nippon Denko Co Ltd † +	688,000	4,008,231
Nipro Corp +	230,000	4,602,822
Nissin Kogyo Co Ltd +	154,800	3,575,448
Oiles Corp +	16,400	304,828
Okinawa Cellular Telephone Co +	801	1,748,034
Resorttrust Inc +	145,000	2,846,665
Roland DG Corp +	34,600	1,768,194
Sanden Corp +	422,000	2,149,583
Shima Seiki Manufacturing Ltd +	65,800	3,017,673
Shinko Plantech Co Ltd † +	358,800	4,799,738
Showa Corp +	65,200	600,725
Sintokogio Ltd +	139,900	1,456,853
Sumitomo Rubber Industries Inc +	21,300	186,578
Taiyo Yuden Co Ltd +	105,000	1,677,482
Takeuchi Manufacturing Co Ltd +	84,300	3,304,310
TBK Co Ltd	109,000	581,515
The 77 Bank Ltd +	323,000	2,009,769
The Nippon Synthetic Chemical Industry Co Ltd +	443,000	2,272,211
The Okinawa Electric Power Co Inc +	25,100	1,164,535
The Yokohama Rubber Co Ltd +	490,000	2,895,935
Toho Pharmaceutical Co Ltd † +	170,000	3,290,574
Tokai Rika Co Ltd +	78,300	2,414,059
Tokai Rubber Industries Inc +	108,100	1,849,646
Tosei Corp +	2,063	1,265,645
Toyo Suisan Kaisha Ltd +	175,000	3,147,648
Toyoda Gosei Co Ltd +	185,000	6,520,255
Tsubakimoto Chain Co +	921,000	5,167,953
Urban Corp +	340,100	4,488,623
Yaskawa Electric Corp +	352,000	4,748,481

		140,349,266

Liechtenstein - 0.05%

Liechtensteinische Landesbank AG +	6,000	528,823

Netherlands - 4.91%

Aalberts Industries NV +	105,324	2,078,279
ASM International NV † +	282,935	6,936,384
BinckBank NV +	236,600	3,494,309
Boskalis Westminster CVA +	11,838	717,066
Draka Holding NV † +	139,078	4,658,497
Fugro NV CVA +	39,200	3,027,530
Grontmij NV CVA +	80,845	2,856,255
Hunter Douglas NV +	72,654	5,368,094
Imtech NV +	148,590	3,695,185
Koninklijke BAM Groep NV +	184,100	4,288,033
Koninklijke Wessanen NV +	291,621	4,635,632
OPG Groep NV CVA +	54,100	1,511,372
SBM Offshore NV +	14,500	457,156
Smit Internationale NV +	22,988	2,365,743
Ten Cate NV +	177,262	5,512,799

		51,602,334

New Zealand - 0.04%

Air New Zealand Ltd +	276,488	398,517

Norway - 1.66%

Ementor ASA * +	582,800	4,371,132
Norwegian Property ASA +	245,800	2,986,439
Odim ASA * +	188,970	2,929,759

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Petroleum Geo-Services ASA +	93,960	$2,705,779
Tandberg ASA +	214,800	4,435,098

		17,428,207

Portugal - 0.73%

Jeronimo Martins Sociedade Gestora de Participacoes Sociais SA +	503,980	4,004,057
Redes Energeticas Nacionais SA * † +	309,600	1,639,466
Semapa-Sociedade de Investimento e Gestao SGPS SA +	161,267	2,058,483

		7,702,006

Singapore - 0.42%

Keppel Land Ltd +	459,000	2,296,574
Yongnam Holdings Ltd * +	10,331,000	2,124,029

		4,420,603

South Korea - 5.16%

Cheil Industries Inc * +	34,480	1,899,925
Daelim Industrial Co Ltd * +	29,450	5,568,536
Dongbu Insurance Co Ltd +	103,210	5,941,031
Doosan Infracore Co Ltd * +	109,120	3,434,689
GS Engineering & Construction Corp * +	21,440	3,525,589
GS Holdings Corp * +	69,110	4,240,801
Hyosung Corp * +	73,610	4,545,477
Hyundai Marine & Fire Insurance Co Ltd +	168,550	4,535,417
Hyundai Mipo Dockyard * +	16,870	5,121,041
KP Chemical Corp * +	186,730	1,288,998
LG Chem Ltd * +	4,900	463,517
LIG Insurance Co Ltd +	123,730	3,100,172
NHN Corp * +	18,000	4,292,219
STX Shipbuilding Co Ltd * +	119,380	6,276,667

		54,234,079

Spain - 4.42%

Construcciones y Auxiliar de Ferrocarriles SA +	12,138	4,908,543
General de Alquiler de Maquinaria * † +	29,518	960,716
Grifols SA +	215,300	4,833,016
Indra Sistemas SA +	277,121	7,515,456
Laboratorios Almirall SA * +	182,618	4,000,609
Mapfre SA +	762,700	3,346,280
Promotora de Informaciones SA +	109,200	2,029,317
Prosegur Cia de Seguridad SA +	12,100	429,983
Red Electrica de Espana +	142,550	8,999,336
Tecnicas Reunidas SA +	61,700	3,945,499
Tubacex SA +	349,319	3,390,801
Tubos Reunidos SA † +	285,600	2,024,007

		46,383,563

Sweden - 1.21%

Alfa Laval AB +	55,200	3,099,450
Betsson AB +	277,999	3,511,202
Bilia AB ‘A’ + ▼	162,200	2,559,890
Getinge AB ‘B’ +	82,400	2,202,944
KappAhl Holding AB * +	100,600	1,312,967

		12,686,453

Switzerland - 3.72%

Baloise Holding AG +	69,200	6,800,353
Burckhardt Compression Holding AG +	1,090	353,671
Galenica AG +	11,578	5,013,341
Helvetia Holding AG +	18,993	6,824,694
Holcim Ltd +	50,798	5,415,096
Meyer Burger Technology AG * +	9,800	3,607,795
Petroplus Holdings AG * +	11,250	874,458
Swiss Life Holding * +	27,100	6,762,571
Vontobel Holding AG +	71,100	3,427,596

		39,079,575

United Kingdom - 17.81%

Afren PLC * +	1,819,400	3,847,051
AMEC PLC +	267,600	4,473,889
Amlin PLC +	437,470	2,583,629
Arriva PLC +	129,746	2,020,084
Babcock International Group PLC +	456,117	5,084,635
Beazley Group PLC +	1,537,546	4,921,402
BlueBay Asset Management PLC +	7,900	55,468
Cable & Wireless PLC +	1,459,200	5,384,031
Cookson Group PLC +	269,100	3,732,044
Dairy Crest Group PLC +	291,361	3,371,055
Dana Petroleum PLC * +	187,352	5,197,406
DS Smith PLC +	1,346,700	5,640,576
Ferrexpo PLC * +	519,800	2,408,290
Friends Provident PLC +	967,900	3,156,351
Galliford Try PLC +	424,503	873,059
Game Group PLC +	1,961,785	9,712,097
GKN PLC +	719,052	4,018,877
Greene King PLC +	92,875	1,467,198
Halfords Group PLC +	621,800	3,711,023
Hays PLC +	177,500	410,576
Henderson Group PLC +	1,737,120	4,289,459
Hunting PLC +	374,600	5,261,827
Informa PLC +	280,100	2,568,782
Interserve PLC +	241,972	2,282,620
ITE Group PLC +	867,500	2,653,259
J.D. Wetherspoon PLC +	138,800	1,020,088
Jardine Lloyd Thompson Group PLC +	100,000	656,753
JKX Oil & Gas PLC +	489,654	3,911,714
John Wood Group PLC +	1,001,249	8,608,962
Keller Group PLC +	297,915	3,889,558
LogicaCMG PLC +	306,400	716,197
London Stock Exchange Group PLC +	94,800	3,725,061
Luminar Group Holdings PLC +	305,435	2,619,845
Micro Focus International PLC +	569,839	2,885,895
National Express Group PLC +	281,100	6,913,996
NEXT PLC +	121,600	3,916,862
Northern Foods PLC +	1,141,387	2,123,350
Petrofac Ltd +	742,894	8,117,010
Senior PLC +	187,560	436,889
Severn Trent PLC +	245,000	7,451,146
Southern Cross Healthcare Ltd +	476,086	4,990,113
Spectris PLC +	45,915	620,639
Speedy Hire PLC +	121,809	2,014,440
Spice PLC +	501,718	5,318,408
St. Ives Group PLC +	56,700	275,626
St. James’s Place PLC +	55,016	300,424
Stagecoach Group PLC +	1,251,100	7,030,050
Taylor Nelson Sofres PLC +	988,452	4,077,370
The Go-Ahead Group PLC +	92,811	4,587,062
TUI Travel PLC *	540,571	3,160,935
WH Smith PLC +	640,250	4,102,803
Wincanton PLC +	157,938	1,163,531
WS Atkins PLC +	140,000	3,174,301
WSP Group PLC +	15,093	172,068

		187,105,784

Total Common Stocks (Cost $932,362,793)		999,127,586

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 3.64%

Time Deposit - 3.64%

State Street Bank 3.850% due 01/02/08	$38,256,000	$38,256,000

Total Short-Term Investment (Cost $38,256,000)		38,256,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.66% (Cost $979,678,280)		1,046,823,671

	Shares
SECURITIES LENDING COLLATERAL - 4.08%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $42,894,180)	42,894,180	42,894,180

TOTAL INVESTMENTS - 103.74% (Cost $1,022,572,460)		1,089,717,851

OTHER ASSETS & LIABILITIES, NET - (3.74%)		(39,260,557)

NET ASSETS - 100.00%		$1,050,457,294

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Producer Durables	15.62%
Financial Services	14.70%
Materials & Processing	13.83%
Autos & Transportation	12.27%
Consumer Discretionary	10.84%
Short-Term Investment & Securities Lending Collateral	7.72%
Integrated Oils	6.05%
Health Care	5.63%
Technology	5.23%
Utilities	4.15%
Multi-Industry	3.71%
Consumer Staples	3.49%
Energy	0.50%

103.74%
Other Assets & Liabilities, Net	(3.74%)

100.00%

(b)	As of December 31, 2007, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	17.81%
Japan	13.36%
Germany	9.29%
United States	7.72%
Canada	7.49%
Australia	6.65%
South Korea	5.16%
France	5.08%
Netherlands	4.91%
Spain	4.42%
Italy	4.34%
Switzerland	3.72%
Finland	1.66%
Norway	1.66%
Greece	1.60%
Bermuda	1.38%
Ireland	1.37%
Denmark	1.27%
Sweden	1.21%
Belgium	0.74%
Portugal	0.73%
Hong Kong	0.72%
Cyprus	0.50%
Singapore	0.42%
Austria	0.41%
Liechtenstein	0.05%
New Zealand	0.04%
Cayman	0.03%

103.74%
Other Assets & Liabilities, Net	(3.74%)

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $922,121,444 or 87.78% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	0.24% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 97.61%

Autos & Transportation - 2.29%

United Parcel Service Inc ‘B’	169,300	$11,972,896
Other Securities		36,743,463

		48,716,359

Consumer Discretionary - 10.77%

Google Inc ‘A’ *	37,300	25,792,204
McDonald’s Corp	190,600	11,228,246
The Walt Disney Co	310,106	10,010,222
Time Warner Inc	588,760	9,720,428
Wal-Mart Stores Inc	383,000	18,203,990
Other Securities		153,825,208

		228,780,298

Consumer Staples - 7.81%

Altria Group Inc	339,352	25,648,224
PepsiCo Inc	259,380	19,686,942
The Coca-Cola Co	320,200	19,650,674
The Procter & Gamble Co	500,379	36,737,826
Other Securities		64,047,535

		165,771,201

Energy - 4.82%

Schlumberger Ltd (Netherlands)	192,700	18,955,899
Other Securities		83,446,250

		102,402,149

Financial Services - 17.93%

American Express Co	189,300	9,847,386
American International Group Inc	410,442	23,928,769
Bank of America Corp	715,097	29,504,902
Citigroup Inc	804,419	23,682,095
JPMorgan Chase & Co	543,782	23,736,084
Morgan Stanley	169,703	9,012,926
The Bank of New York Mellon Corp	183,489	8,946,924
The Goldman Sachs Group Inc	64,460	13,862,123
U.S. Bancorp	277,399	8,804,644
Wachovia Corp	318,323	12,105,824
Wells Fargo & Co †	543,710	16,414,605
Other Securities		200,947,631

		380,793,913

Health Care - 11.93%

Abbott Laboratories	249,000	13,981,350
CVS Caremark Corp	237,989	9,460,063
Johnson & Johnson	461,122	30,756,837
Medtronic Inc	182,200	9,159,194
Merck & Co Inc	350,700	20,379,177
Pfizer Inc	1,100,497	25,014,297
UnitedHealth Group Inc	208,204	12,117,473
Wyeth	215,800	9,536,202
Other Securities		122,949,239

		253,353,832

Integrated Oils - 7.61%

Chevron Corp	341,134	31,838,036
ConocoPhillips	259,039	22,873,144
Exxon Mobil Corp	881,578	82,595,043
Occidental Petroleum Corp	133,500	10,278,165
Other Securities		13,918,295

		161,502,683

Materials & Processing - 4.01%

Monsanto Co	88,098	9,839,666
Other Securities		75,356,718

		85,196,384

Multi-Industry - 4.41%

3M Co	114,900	9,688,368
General Electric Co	1,631,400	60,475,998
Other Securities		23,343,799

		93,508,165

Producer Durables - 4.82%

The Boeing Co	124,861	10,920,343
United Technologies Corp	159,300	12,192,822
Other Securities		79,167,233

		102,280,398

Technology - 13.75%

Apple Inc *	141,100	27,949,088
Cisco Systems Inc *	977,616	26,464,065
Dell Inc *	361,100	8,850,561
Hewlett-Packard Co	417,373	21,068,989
Intel Corp	942,120	25,116,919
International Business Machines Corp	221,981	23,996,146
Microsoft Corp	1,296,572	46,157,963
Oracle Corp * †	635,436	14,348,145
QUALCOMM Inc	264,900	10,423,815
Other Securities		87,627,019

		292,002,710

Utilities - 7.46%

AT&T Inc	979,979	40,727,927
Verizon Communications Inc	465,754	20,348,792
Other Securities		97,273,488

		158,350,207

Total Common Stocks (Cost $1,754,289,193)		2,072,658,299

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.01%

Time Deposit - 2.01%

State Street Bank 3.850% due 01/02/08	$42,619,000	42,619,000

Total Short-Term Investment (Cost $42,619,000)		42,619,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.62% (Cost $1,796,908,193)		2,115,277,299

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.30%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $239,975,716)	239,975,716	$239,975,716

TOTAL INVESTMENTS - 110.92% (Cost $2,036,883,909)		2,355,253,015

OTHER ASSETS & LIABILITIES, NET - (10.92%)		(231,841,658)

NET ASSETS - 100.00%		$2,123,411,357

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	17.93%
Technology	13.75%
Short-Term Investment & Securities Lending Collateral	13.31%
Health Care	11.93%
Consumer Discretionary	10.77%
Consumer Staples	7.81%
Integrated Oils	7.61%
Utilities	7.46%
Energy	4.82%
Producer Durables	4.82%
Multi-Industry	4.41%
Materials & Processing	4.01%
Autos & Transportation	2.29%

110.92%
Other Assets & Liabilities, Net	(10.92%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	The amount of $5,000,000 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/08)	137	$50,580,363	$16,210

(d)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of the net assets individually or in aggregate, respectively, as of December 31, 2007.

(e)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 90.42%

Autos & Transportation - 3.17%

Other Securities		$48,868,543

Consumer Discretionary - 15.40%

Bally Technologies Inc * †	58,600	2,913,592
Chipotle Mexican Grill Inc ‘B’ *	35,100	4,319,055
DeVry Inc	65,900	3,424,164
FTI Consulting Inc *	51,974	3,203,677
LKQ Corp * †	125,200	2,631,704
priceline.com Inc * †	41,649	4,783,804
Strayer Education Inc †	16,000	2,729,280
Other Securities ‡		213,474,147

		237,479,423

Consumer Staples - 2.03%

Other Securities		31,294,697

Energy - 5.40%

Atwood Oceanics Inc * †	29,100	2,916,984
Exterran Holdings Inc * †	66,267	5,420,641
Petrohawk Energy Corp * †	180,262	3,120,335
Whiting Petroleum Corp *	46,350	2,672,541
Other Securities		69,104,038

		83,234,539

Financial Services - 18.43%

Alexandria Real Estate Equities Inc REIT † ‡	34,780	3,536,083
Aspen Insurance Holdings Ltd (Bermuda)	97,100	2,800,364
Nationwide Health Properties Inc REIT †	98,700	3,096,219
Realty Income Corp REIT †	111,200	3,004,624
Sotheby’s †	72,800	2,773,680
Waddell & Reed Financial Inc ‘A’	93,200	3,363,588
Other Securities		265,756,835

		284,331,393

Health Care - 12.64%

Alexion Pharmaceuticals Inc *	40,100	3,008,703
BioMarin Pharmaceutical Inc * †	105,500	3,734,700
Hologic Inc * †	132,110	9,068,030
Illumina Inc * †	58,924	3,491,836
Immucor Inc * †	75,993	2,583,002
Inverness Medical Innovations Inc * †	74,490	4,184,848
MGI PHARMA Inc * †	87,900	3,562,587
Onyx Pharmaceuticals Inc * †	59,790	3,325,520
OSI Pharmaceuticals Inc * †	63,500	3,080,385
Perrigo Co †	85,000	2,975,850
Ventana Medical Systems Inc *	29,900	2,608,177
Other Securities		153,279,806

		194,903,444

Integrated Oils - 0.14%

Other Securities		2,146,248

Materials & Processing - 8.91%

AptarGroup Inc † ‡	76,200	3,117,342
CF Industries Holdings Inc ‡	60,700	6,680,642
Coeur d’Alene Mines Corp * †	501,800	2,478,892
Hercules Inc	128,700	2,490,345
Hexcel Corp * †	99,700	2,420,716
Terra Industries Inc * †	102,000	4,871,520
Other Securities		115,347,761

		137,407,218

Multi-Industry - 0.72%

Other Securities		11,078,857

Producer Durables - 6.80%

Bucyrus International Inc ‘A’ † ‡	41,124	4,087,314
Curtiss-Wright Corp †	48,800	2,449,760
Genlyte Group Inc * †	31,400	2,989,280
Itron Inc * †	33,140	3,180,446
Polycom Inc * †	96,900	2,691,882
Other Securities ‡		89,541,541

		104,940,223

Technology - 12.85%

ANSYS Inc * †	85,400	3,540,684
Equinix Inc * †	39,500	3,992,265
FLIR Systems Inc *	145,800	4,563,540
Foundry Networks Inc * †	154,900	2,713,848
MICROS Systems Inc * †	44,600	3,129,136
Nuance Communications Inc * †	159,456	2,978,638
SAIC Inc *	177,550	3,572,306
Sybase Inc *	100,700	2,627,263
Other Securities		171,053,982

		198,171,662

Utilities - 3.93%

ITC Holdings Corp †	46,900	2,646,098
Time Warner Telecom Inc ‘A’ * †	159,110	3,228,342
Westar Energy Inc †	105,800	2,744,452
Other Securities		51,965,208

		60,584,100

Total Common Stocks (Cost $1,362,378,639)		1,394,440,347

CLOSED-END MUTUAL FUND - 0.01%

Other Security		174,116

Total Closed-End Mutual Fund (Cost $190,556)		174,116

	Principal
	Amount
SHORT-TERM INVESTMENT - 9.29%

Time Deposit - 9.29%

State Street Bank 3.850% due 01/02/08	$143,228,000	143,228,000

Total Short-Term Investment (Cost $143,228,000)		143,228,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.72% (Cost $1,505,797,195)		1,537,842,463

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 30.40%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $468,878,524)	468,878,524	$468,878,524

TOTAL INVESTMENTS - 130.12% (Cost $1,974,675,719)		2,006,720,987

OTHER ASSETS & LIABILITIES, NET - (30.12%)		(464,542,166)

NET ASSETS - 100.00%		$1,542,178,821

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	39.69%
Financial Services	18.43%
Consumer Discretionary	15.40%
Technology	12.85%
Health Care	12.64%
Materials & Processing	8.91%
Producer Durables	6.80%
Energy	5.40%
Utilities	3.93%
Autos & Transportation	3.17%
Consumer Staples	2.03%
Multi-Industry	0.72%
Integrated Oils	0.14%
Closed-End Mutual Fund	0.01%

130.12%
Other Assets & Liabilities, Net	(30.12%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with an approximate aggregate market value of $19,371,614 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Russell 2000 (03/08)	380	$144,365,576	$2,366,105

(d)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of the net assets individually or in aggregate, respectively, as of December 31, 2007.

(e)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.56%

Financial Services - 0.56%

Washington Mutual Inc 7.750% *	9,600	$8,496,000

Total Convertible Preferred Stocks (Cost $9,441,453)		8,496,000

COMMON STOCKS - 96.66%

Autos & Transportation - 2.16%

FedEx Corp †	85,800	7,650,786
United Parcel Service Inc ‘B’	293,300	20,742,176
WABCO Holdings Inc	86,633	4,339,447

		32,732,409

Consumer Discretionary - 13.33%

Avon Products Inc	182,200	7,202,366
Bare Escentuals Inc * †	193,900	4,702,075
Best Buy Co Inc †	114,100	6,007,365
Coach Inc *	136,100	4,161,938
Costco Wholesale Corp	113,500	7,917,760
eBay Inc *	120,800	4,009,352
Gannett Co Inc	71,800	2,800,200
Google Inc ‘A’ *	47,900	33,121,892
Hanesbrands Inc * †	439,712	11,946,975
Jarden Corp * †	271,700	6,414,837
Las Vegas Sands Corp * †	101,200	10,428,660
Leggett & Platt Inc †	231,500	4,037,360
Lowe’s Cos Inc †	347,600	7,862,712
McDonald’s Corp	224,900	13,248,859
Monster Worldwide Inc *	140,900	4,565,160
Nordstrom Inc	172,100	6,321,233
Omnicom Group Inc †	149,200	7,091,476
Starwood Hotels & Resorts Worldwide Inc	54,300	2,390,829
Target Corp	331,200	16,560,000
The Estee Lauder Cos Inc ‘A’ †	111,200	4,849,432
The Walt Disney Co †	144,800	4,674,144
Time Warner Cable Inc ‘A’ * †	166,300	4,589,880
Time Warner Inc	482,550	7,966,901
Urban Outfitters Inc * †	566,500	15,442,790
Yahoo! Inc *	174,300	4,054,218

		202,368,414

Consumer Staples - 6.33%

Altria Group Inc	185,500	14,020,090
Campbell Soup Co	145,100	5,184,423
Kraft Foods Inc ‘A’	473,556	15,452,132
PepsiCo Inc	380,900	28,910,310
Sara Lee Corp	1,209,900	19,430,994
The Coca-Cola Co	142,600	8,751,362
The Pepsi Bottling Group Inc	111,800	4,411,628

		96,160,939

Energy - 4.39%

Arch Coal Inc †	127,800	5,742,054
Baker Hughes Inc	93,600	7,590,960
BJ Services Co	317,300	7,697,698
EOG Resources Inc †	121,300	10,826,025
Schlumberger Ltd (Netherlands)	129,000	12,689,730
The Williams Cos Inc	120,200	4,300,756
Transocean Inc * (Cayman)	46,663	6,679,808
Weatherford International Ltd * (Bermuda)	163,400	11,209,240

		66,736,271

Financial Services - 16.02%

Aflac Inc	211,800	13,265,034
Ambac Financial Group Inc †	124,300	3,203,211
American Capital Strategies Ltd †	255,400	8,417,984
American International Group Inc	241,650	14,088,195
AmeriCredit Corp * †	580,200	7,420,758
Capital One Financial Corp	152,600	7,211,876
Douglas Emmett Inc REIT †	167,500	3,787,175
General Growth Properties Inc REIT	89,730	3,695,081
Host Hotels & Resorts Inc REIT	33,242	566,444
Hudson City Bancorp Inc	130,000	1,952,600
IndyMac Bancorp Inc †	139,000	827,050
JPMorgan Chase & Co	627,224	27,378,328
Lehman Brothers Holdings Inc †	267,700	17,518,288
Marsh & McLennan Cos Inc	113,300	2,999,051
MBIA Inc †	46,100	858,843
Paychex Inc †	139,800	5,063,556
SLM Corp †	1,552,700	31,271,378
SunTrust Banks Inc	165,500	10,342,095
The Goldman Sachs Group Inc †	165,400	35,569,270
The Progressive Corp †	272,300	5,217,268
Wachovia Corp †	697,538	26,527,370
Wells Fargo & Co	440,500	13,298,695
XL Capital Ltd ‘A’ (Cayman)	56,900	2,862,639

		243,342,189

Health Care - 14.76%

Allergan Inc	502,880	32,305,011
AstraZeneca PLC ADR (United Kingdom)	830,200	35,549,164
Baxter International Inc	253,100	14,692,455
Cerner Corp * †	112,700	6,356,280
DaVita Inc *	174,200	9,816,170
Forest Laboratories Inc *	948,600	34,576,470
Genentech Inc *	202,400	13,574,968
ImClone Systems Inc * †	171,900	7,391,700
Medtronic Inc	170,800	8,586,116
Millennium Pharmaceuticals Inc * †	750,400	11,240,992
Sepracor Inc * †	147,300	3,866,625
Teva Pharmaceutical Industries Ltd ADR † (Israel)	192,599	8,952,002
Thermo Fisher Scientific Inc *	57,700	3,328,136
UnitedHealth Group Inc	582,680	33,911,976

		224,148,065

Integrated Oils - 4.49%

Chevron Corp	124,490	11,618,652
ConocoPhillips	177,700	15,690,910
Exxon Mobil Corp	195,100	18,278,919
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	205,900	17,336,780
Royal Dutch Shell PLC ‘B’ ADR (United Kingdom)	63,615	5,280,045

		68,205,306

Materials & Processing - 5.46%

Barrick Gold Corp † (Canada)	187,500	7,884,375
Celanese Corp ‘A’	100,800	4,265,856
Cleveland-Cliffs Inc	65,400	6,592,320
Energizer Holdings Inc * †	105,500	11,829,715
Fluor Corp †	114,100	16,626,652
Nucor Corp	99,400	5,886,468
Owens Corning Inc * †	197,000	3,983,340
Potash Corp of Saskatchewan Inc (Canada)	139,200	20,039,232
Vulcan Materials Co †	74,300	5,876,387

		82,984,345

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value

Multi-Industry - 5.07%

Fortune Brands Inc	85,300	$6,172,308
General Electric Co	1,507,000	55,864,490
Johnson Controls Inc	186,000	6,703,440
Tyco International Ltd (Bermuda)	206,850	8,201,602

		76,941,840

Producer Durables - 6.21%

Agilent Technologies Inc *	114,900	4,221,426
American Tower Corp ‘A’ *	506,000	21,555,600
Caterpillar Inc †	87,500	6,349,000
Cooper Industries Ltd ‘A’ † (Bermuda)	72,600	3,839,088
Danaher Corp †	175,600	15,407,144
Illinois Tool Works Inc	316,500	16,945,410
Parker-Hannifin Corp †	51,600	3,885,996
Polycom Inc *	137,400	3,816,972
The Boeing Co	105,900	9,262,014
United Technologies Corp	117,400	8,985,796

		94,268,446

Technology - 13.02%

Affiliated Computer Services Inc ‘A’ * †	194,500	8,771,950
Brocade Communications Systems Inc *	562,700	4,130,218
Ciena Corp * †	152,800	5,212,008
Cisco Systems Inc *	713,500	19,314,445
Cognizant Technology Solutions Corp ‘A’ * †	163,700	5,555,978
Dell Inc *	628,200	15,397,182
Flextronics International Ltd * (Singapore)	2,017,600	24,332,256
Jabil Circuit Inc †	902,000	13,773,540
Microsoft Corp	583,200	20,761,920
Network Appliance Inc *	284,200	7,093,632
Oracle Corp * †	419,200	9,465,536
Qimonda AG ADR * † (Germany)	948,900	6,784,635
QUALCOMM Inc	397,100	15,625,885
SanDisk Corp * †	55,300	1,834,301
SAP AG ADR † (Germany)	174,500	8,908,225
Seagate Technology LLC † (Cayman)	660,900	16,852,950
Silicon Laboratories Inc * †	60,000	2,245,800
Symantec Corp *	162,000	2,614,680
VeriFone Holdings Inc * †	391,000	9,090,750

		197,765,891

Utilities - 5.42%

Allegheny Energy Inc	83,200	5,292,352
AT&T Inc	721,900	30,002,164
CMS Energy Corp †	560,800	9,746,704
Edison International	101,100	5,395,707
Kinder Morgan Management LLC * †	166,107	8,793,758
MDU Resources Group Inc	102,000	2,816,220
Pinnacle West Capital Corp †	153,700	6,518,417
The AES Corp *	378,600	8,098,254
Time Warner Telecom Inc ‘A’ * †	281,000	5,701,490

		82,365,066

Total Common Stocks (Cost $1,368,878,797)		1,468,019,181

	Principal
	Amount

SHORT-TERM INVESTMENT - 2.90%

Time Deposit - 2.90%

State Street Bank 3.850% due 01/02/08	$44,065,000	44,065,000

Total Short-Term Investment (Cost $44,065,000)		44,065,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.12% (Cost $1,422,385,250)		1,520,580,181

	Shares

SECURITIES LENDING COLLATERAL - 16.93%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $257,117,667)	257,117,667	257,117,667

TOTAL INVESTMENTS - 117.05% (Cost $1,679,502,917)		1,777,697,848

OTHER ASSETS & LIABILITIES, NET - (17.05%)		(258,998,332)

NET ASSETS - 100.00%		$1,518,699,516

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	19.83%
Financial Services	16.58%
Health Care	14.76%
Consumer Discretionary	13.33%
Technology	13.02%
Consumer Staples	6.33%
Producer Durables	6.21%
Materials & Processing	5.46%
Utilities	5.42%
Multi-Industry	5.07%
Integrated Oils	4.49%
Energy	4.39%
Autos & Transportation	2.16%

117.05%
Other Assets & Liabilities, Net	(17.05%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.41%

Financial Services - 0.41%

SLM Corp 7.250% *	760	$760,000
Washington Mutual Inc 7.750% *	350	309,750

		1,069,750

Total Convertible Preferred Stocks (Cost $1,107,802)		1,069,750

COMMON STOCKS - 99.22%

Autos & Transportation - 2.66%

FedEx Corp	14,400	1,284,048
Southwest Airlines Co †	126,100	1,538,420
United Parcel Service Inc ‘B’	58,500	4,137,120

		6,959,588

Consumer Discretionary - 29.25%

Avon Products Inc	32,600	1,288,678
Bare Escentuals Inc * †	95,600	2,318,300
Best Buy Co Inc †	61,700	3,248,505
Coach Inc *	20,900	639,122
eBay Inc *	211,100	7,006,409
Gannett Co Inc	13,300	518,700
Google Inc ‘A’ *	29,600	20,467,808
Jarden Corp *	54,100	1,277,301
Las Vegas Sands Corp * †	86,000	8,862,300
Lowe’s Cos Inc †	223,600	5,057,832
Monster Worldwide Inc *	19,600	635,040
Omnicom Group Inc †	17,700	841,281
Starbucks Corp *	25,700	526,079
Target Corp	148,560	7,428,000
The Estee Lauder Cos Inc ‘A’	23,000	1,003,030
The Home Depot Inc	22,300	600,762
The Walt Disney Co	19,700	635,916
Time Warner Cable Inc ‘A’ * †	94,900	2,619,240
Time Warner Inc	187,210	3,090,837
Urban Outfitters Inc * †	95,700	2,608,782
Yahoo! Inc *	252,300	5,868,498

		76,542,420

Consumer Staples - 3.44%

PepsiCo Inc	98,900	7,506,510
The Coca-Cola Co	12,500	767,125
Walgreen Co	19,200	731,136

		9,004,771

Energy - 4.50%

Baker Hughes Inc	20,000	1,622,000
EOG Resources Inc	27,900	2,490,075
Schlumberger Ltd (Netherlands)	56,000	5,508,720
Weatherford International Ltd * (Bermuda)	31,300	2,147,180

		11,767,975

Financial Services - 8.32%

Aflac Inc	30,600	1,916,478
Ambac Financial Group Inc †	22,900	590,133
American Capital Strategies Ltd †	14,500	477,920
American International Group Inc	71,700	4,180,110
AmeriCredit Corp * †	42,100	538,459
Capital One Financial Corp †	19,700	931,022
Hudson City Bancorp Inc	18,200	273,364
JPMorgan Chase & Co	15,400	672,210
Paychex Inc †	100,200	3,629,244
SLM Corp	121,100	2,438,954
The Goldman Sachs Group Inc	11,900	2,559,095
The Progressive Corp	28,200	540,312
Wachovia Corp	79,300	3,015,779

		21,763,080

Health Care - 18.91%

Allergan Inc	73,800	4,740,912
Amylin Pharmaceuticals Inc * †	10,500	388,500
AstraZeneca PLC ADR (United Kingdom)	29,100	1,246,062
Baxter International Inc	85,600	4,969,080
Cerner Corp * †	79,100	4,461,240
DaVita Inc *	12,400	698,740
Forest Laboratories Inc *	38,700	1,410,615
Genentech Inc *	123,900	8,309,973
ImClone Systems Inc *	92,400	3,973,200
Medtronic Inc	102,200	5,137,594
Millennium Pharmaceuticals Inc * †	318,600	4,772,628
Sepracor Inc * †	140,500	3,688,125
Teva Pharmaceutical Industries Ltd ADR † (Israel)	29,036	1,349,593
UnitedHealth Group Inc	74,600	4,341,720

		49,487,982

Materials & Processing - 3.25%

Cleveland-Cliffs Inc	5,300	534,240
Energizer Holdings Inc *	28,500	3,195,705
Fluor Corp	27,500	4,007,300
Monsanto Co	6,800	759,492

		8,496,737

Multi-Industry - 1.96%

General Electric Co	138,300	5,126,781

Producer Durables - 7.08%

Agilent Technologies Inc *	50,686	1,862,203
American Tower Corp ‘A’ *	26,500	1,128,900
Danaher Corp	41,400	3,632,436
Illinois Tool Works Inc	106,300	5,691,302
KLA-Tencor Corp †	51,600	2,485,056
Polycom Inc *	56,200	1,561,236
The Boeing Co	16,300	1,425,598
United Technologies Corp	9,720	743,969

		18,530,700

Technology - 18.66%

Affiliated Computer Services Inc ‘A’ * †	28,900	1,303,390
Altera Corp	195,600	3,778,992
Apple Inc *	6,700	1,327,136
Brocade Communications Systems Inc * †	665,200	4,882,568
Ciena Corp * †	56,600	1,930,626
Cisco Systems Inc *	286,130	7,745,539
Corning Inc	67,700	1,624,123
Dell Inc *	17,400	426,474
Flextronics International Ltd * (Singapore)	75,600	911,736
Jabil Circuit Inc †	141,300	2,157,651
Linear Technology Corp †	26,300	837,129
Maxim Integrated Products Inc	16,800	444,864
Microsoft Corp	180,770	6,435,412
Oracle Corp *	42,400	957,392
QUALCOMM Inc	154,810	6,091,774
SanDisk Corp * †	21,800	723,106
SAP AG ADR † (Germany)	17,300	883,165
Seagate Technology LLC (Cayman)	33,000	841,500
Silicon Laboratories Inc *	7,700	288,211
VeriFone Holdings Inc * †	199,100	4,629,075
Xilinx Inc †	27,800	607,986

		48,827,849

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Utilities - 1.19%
Allegheny Energy Inc	15,000	$954,150
Time Warner Telecom Inc ‘A’ * †	106,600	2,162,914

		3,117,064

Total Common Stocks (Cost $243,179,470)		259,624,947

	Principal
	Amount

SHORT-TERM INVESTMENT - 1.05%

Time Deposit - 1.05%

State Street Bank
3.850% due 01/02/08	$2,746,000	2,746,000

Total Short-Term Investment (Cost $2,746,000)		2,746,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.68% (Cost $247,033,272)		263,440,697

	Shares

SECURITIES LENDING COLLATERAL - 16.30%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $42,666,070)	42,666,070	42,666,070

TOTAL INVESTMENTS - 116.98% (Cost $289,699,342)		306,106,767

OTHER ASSETS & LIABILITIES, NET - (16.98%)		(44,433,454)

NET ASSETS - 100.00%		$261,673,313

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	29.25%
Health Care	18.91%
Technology	18.66%
Short-Term Investment & Securities Lending Collateral	17.35%
Financial Services	8.73%
Producer Durables	7.08%
Energy	4.50%
Consumer Staples	3.44%
Materials & Processing	3.25%
Autos & Transportation	2.66%
Multi-Industry	1.96%
Utilities	1.19%

116.98%
Other Assets & Liabilities, Net	(16.98%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

MUTUAL FUND - 100.07%

American Funds Insurance Series® Growth-Income Fund - Class 1	48,771,946	$2,073,783,149

TOTAL INVESTMENTS - 100.07% (Cost $1,937,579,264)		2,073,783,149

OTHER ASSETS & LIABILITIES, NET - (0.07%)		(1,541,674)

NET ASSETS - 100.00%		$2,072,241,475

Note to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.07%
Other Assets & Liabilities, Net	(0.07%)

100.00%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

MUTUAL FUND - 100.08%

American Funds Insurance Series® Growth Fund - Class 1	23,202,314	$1,559,659,528

TOTAL INVESTMENTS - 100.08% (Cost $1,397,598,172)		1,559,659,528

OTHER ASSETS & LIABILITIES, NET - (0.08%)		(1,195,664)

NET ASSETS - 100.00%		$1,558,463,864

Note to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.08%
Other Assets & Liabilities, Net	(0.08%)

100.00%

American Funds Growth-Income and American Funds Growth Portfolios (the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth-Income and Growth Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

COMMON STOCKS - 95.79%

Consumer Discretionary - 17.49%

EchoStar Communications Corp ‘A’ *	1,262,900	$47,636,588
Kimberly-Clark Corp †	859,100	59,569,994
Liberty Media Corp - Capital ‘A’ *	432,890	50,427,356
Liberty Media Corp - Interactive ‘A’ *	2,068,886	39,474,345
McDonald’s Corp	1,287,000	75,817,170
News Corp ‘B’ †	4,055,800	86,185,750
Target Corp †	644,500	32,225,000
The Home Depot Inc	1,185,800	31,945,452
Time Warner Inc	3,838,900	63,380,239
Wal-Mart Stores Inc	1,012,300	48,114,619

		534,776,513

Consumer Staples - 4.46%

Altria Group Inc	1,354,500	102,373,110
Kraft Foods Inc ‘A’	1,040,478	33,950,797

		136,323,907

Energy - 1.83%

Transocean Inc * † (Cayman)	391,120	55,988,828

Financial Services - 26.64%

Aflac Inc	1,300,900	81,475,367
American Express Co	1,428,300	74,300,166
American International Group Inc	921,300	53,711,790
Bank of America Corp	1,287,500	53,122,250
Capital One Financial Corp †	889,600	42,042,496
Freddie Mac	1,042,441	35,515,965
JPMorgan Chase & Co	1,646,300	71,860,995
Loews Corp	1,733,300	87,254,322
Marsh & McLennan Cos Inc	1,580,359	41,832,103
Merrill Lynch & Co Inc	652,190	35,009,559
The Bank of New York Mellon Corp	864,452	42,150,680
The Chubb Corp	997,500	54,443,550
The Travelers Cos Inc	1,037,700	55,828,260
Wachovia Corp	913,012	34,721,846
Wells Fargo & Co	1,689,100	50,993,929

		814,263,278

Health Care - 7.83%

Abbott Laboratories	952,900	53,505,335
Novartis AG ADR (Switzerland)	884,100	48,015,471
UnitedHealth Group Inc	1,103,900	64,246,980
WellPoint Inc *	837,800	73,500,194

		239,267,980

Integrated Oils - 6.28%

Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	514,200	43,295,640
Suncor Energy Inc (Canada)	341,014	37,078,452
Total SA ADR † (France)	1,350,300	111,534,780

		191,908,872

Materials & Processing - 4.12%
Air Products & Chemicals Inc †	508,200	50,123,766
Avery Dennison Corp †	633,800	33,680,132
E.I. du Pont de Nemours & Co	957,000	42,194,130

		125,998,028

Multi-Industry - 6.34%

General Electric Co	2,862,100	106,098,047
Textron Inc †	1,232,300	87,862,990

		193,961,037

Producer Durables - 4.65%

Raytheon Co †	708,000	42,975,600
The Boeing Co	395,300	34,572,938
United Technologies Corp	844,700	64,653,338

		142,201,876

Technology - 6.76%

Comverse Technology Inc * †	1,378,700	23,782,575
International Business Machines Corp †	412,200	44,558,820
Microsoft Corp	1,205,900	42,930,040
Nokia OYJ ADR (Finland)	1,381,800	53,047,302
Texas Instruments Inc †	1,265,100	42,254,340

		206,573,077

Utilities - 9.39%

AT&T Inc	2,404,651	99,937,296
Embarq Corp	1,083,601	53,670,757
Sempra Energy †	1,199,900	74,249,812
SES FDR + (Luxembourg)	616,000	16,186,042
Sprint Nextel Corp †	3,285,419	43,137,551

		287,181,458

Total Common Stocks (Cost $2,607,658,518)		2,928,444,854

	Principal
	Amount

SHORT-TERM INVESTMENT - 4.05%

Repurchase Agreement - 4.05%

Lehman Brothers Holdings Inc 4.150% due 01/02/08 (Dated 12/31/07, repurchase price of $123,816,540; collateralized by Freddie Mac (U.S. Govt Agency Issue) 4.061% due 06/09/08 and market value $126,263,390)	$123,788,000	123,788,000

Total Short-Term Investment (Cost $123,788,000)		123,788,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.84% (Cost $2,731,446,518)		3,052,232,854

	Shares

SECURITIES LENDING COLLATERAL - 2.56%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $78,242,157)	78,242,157	78,242,157

TOTAL INVESTMENTS - 102.40% (Cost $2,809,688,675)		3,130,475,011

OTHER ASSETS & LIABILITIES, NET - (2.40%)		(73,409,792)

NET ASSETS - 100.00%		$3,057,065,219

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	26.64%
Consumer Discretionary	17.49%
Utilities	9.39%
Health Care	7.83%
Technology	6.76%
Short-Term Investment & Securities Lending Collateral	6.61%
Multi-Industry	6.34%
Integrated Oils	6.28%
Producer Durables	4.65%
Consumer Staples	4.46%
Materials & Processing	4.12%
Energy	1.83%

102.40%
Other Assets & Liabilities, Net	(2.40%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $16,186,042 or 0.53% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

COMMON STOCKS - 98.65%

Consumer Discretionary - 16.53%

Amazon.com Inc *	12,060	$1,117,238
Baidu.com Inc ADR * (Cayman)	3,430	1,339,038
Ctrip.com International Ltd ADR (Cayman)	11,866	681,939
Electronic Arts Inc * †	19,550	1,141,916
FTI Consulting Inc *	12,995	801,012
GameStop Corp ‘A’ *	11,130	691,284
Google Inc ‘A’ *	10,928	7,556,493
Net Servicos de Comunicacao SA ADR (Brazil)	67,810	812,364
Nintendo Co Ltd + (Japan)	7,650	4,491,713
priceline.com Inc *	9,020	1,036,037
Shutterfly Inc *	39,370	1,008,659
VeriSign Inc * †	35,300	1,327,633

		22,005,326

Financial Services - 2.00%

Bankrate Inc * †	5,992	288,155
CME Group Inc	980	672,280
DST Systems Inc * †	12,720	1,050,036
Huron Consulting Group Inc * †	8,087	652,055

		2,662,526

Health Care - 7.58%

Beckman Coulter Inc	5,220	380,016
Cerner Corp * †	14,130	796,932
Hologic Inc * †	14,900	1,022,736
Illumina Inc * †	40,110	2,376,919
Intuitive Surgical Inc * †	6,690	2,170,905
Masimo Corp *	9,130	360,178
Mindray Medical International Ltd ADR (Cayman)	9,270	398,332
Omnicell Inc *	24,540	660,862
Pharmaceutical Product Development Inc	10,670	430,748
Quest Diagnostics Inc †	8,070	426,903
Trans1 Inc *	28,588	470,844
United Therapeutics Corp *	6,150	600,548

		10,095,923

Integrated Oils - 0.49%

Core Laboratories NV * (Netherlands)	5,210	649,791

Materials & Processing - 1.61%

McDermott International Inc * (Panama)	36,260	2,140,428

Producer Durables - 5.86%

ABB Ltd ADR (Switzerland)	22,310	642,528
American Tower Corp ‘A’ * †	56,091	2,389,477
ATMI Inc *	21,320	687,570
Crown Castle International Corp *	47,320	1,968,512
Lockheed Martin Corp	3,580	376,831
SBA Communications Corp ‘A’ * †	51,490	1,742,422

		7,807,340

Technology - 61.77%

Adobe Systems Inc *	40,236	1,719,284
Amdocs Ltd * (United Kingdom)	18,660	643,210
ANSYS Inc *	19,550	810,543
Apple Inc *	50,140	9,931,731
Aruba Networks Inc * †	28,560	425,830
ASML Holding NV ‘NY’ * (Netherlands)	55,513	1,737,002
Atheros Communications Inc * †	34,196	1,044,346
AU Optronics Corp ADR † (Taiwan)	71,835	1,379,232
Autodesk Inc *	27,610	1,373,874
BEA Systems Inc *	40,240	634,987
BladeLogic Inc *	19,520	577,206
Cavium Networks Inc * †	23,510	541,200
Check Point Software Technologies Ltd * (Israel)	22,780	500,249
Citrix Systems Inc *	45,079	1,713,453
Cogent Communications Group Inc * †	21,380	506,920
Concur Technologies Inc *	29,146	1,055,377
Constant Contact Inc * †	12,846	276,189
Cypress Semiconductor Corp *	35,140	1,266,094
DealerTrack Holdings Inc *	32,350	1,082,755
EMC Corp *	142,170	2,634,410
Emulex Corp *	27,370	446,678
Equinix Inc * †	41,480	4,192,384
First Solar Inc * †	13,800	3,686,532
Harris Corp	34,260	2,147,417
Hewlett-Packard Co	35,040	1,768,819
Hittite Microwave Corp * †	6,700	319,992
Intel Corp	24,480	652,637
Juniper Networks Inc * †	43,070	1,429,924
L-3 Communications Holdings Inc	8,440	894,134
Magma Design Automation Inc * †	22,845	278,937
McAfee Inc *	44,570	1,671,375
Mellanox Technologies Ltd * (Israel)	49,637	904,386
MEMC Electronic Materials Inc *	47,562	4,208,761
Microchip Technology Inc †	22,670	712,291
Microsoft Corp	46,020	1,638,312
NETGEAR Inc *	30,310	1,081,158
Nokia OYJ ADR (Finland)	277,020	10,634,798
Nuance Communications Inc * †	43,400	810,712
Omniture Inc * †	32,670	1,087,584
Oracle Corp *	97,850	2,209,453
PROS Holdings Inc *	46,007	902,657
QUALCOMM Inc	24,790	975,486
Research In Motion Ltd * (Canada)	10,450	1,185,030
salesforce.com inc * †	16,370	1,026,235
ShoreTel Inc * †	31,336	437,764
Sigma Designs Inc *	11,770	649,704
Silicon Laboratories Inc *	16,990	635,936
SunPower Corp ‘A’ *	9,590	1,250,440
Syniverse Holdings Inc * †	39,069	608,695
Taleo Corp ‘A’ * †	27,695	824,757
Virtusa Corp *	17,962	311,281
VMware Inc ‘A’ * †	19,284	1,638,947
Vocus Inc *	33,611	1,160,588

		82,237,696

Utilities - 2.81%

America Movil SAB de CV ‘L’ ADR (Mexico)	7,730	474,545
Centennial Communications Corp *	54,760	508,720
Knology Inc *	42,395	541,808
Millicom International Cellular SA * (Luxembourg)	11,670	1,376,360
NII Holdings Inc *	17,340	837,869

		3,739,302

Total Common Stocks (Cost $121,839,513)		131,338,332

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 1.81%

Time Deposit - 1.81%

State Street Bank
3.850% due 01/02/08	$2,401,000	$2,401,000

Total Short-Term Investment (Cost $2,401,000)		2,401,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.46% (Cost $124,240,513)		133,739,332

	Shares
SECURITIES LENDING COLLATERAL - 21.53%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $28,662,055)	28,662,055	28,662,055

TOTAL INVESTMENTS - 121.99% (Cost $152,902,568)		162,401,387

OTHER ASSETS & LIABILITIES, NET - (21.99%)		(29,270,133)

NET ASSETS - 100.00%		$133,131,254

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Technology	61.77%
Short-Term Investment & Securities Lending Collateral	23.34%
Consumer Discretionary	16.53%
Health Care	7.58%
Producer Durables	5.86%
Utilities	2.81%
Financial Services	2.00%
Materials & Processing	1.61%
Integrated Oils	0.49%

121.99%
Other Assets & Liabilities, Net	(21.99%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $4,491,713 or 3.37% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS & NOTES - 15.20%

Autos & Transportation - 0.31%

GATX Financial Corp
5.125% due 04/15/10	$4,850,000	$4,777,871

Consumer Discretionary - 0.34%

Time Warner Inc
6.750% due 04/15/11	5,100,000	5,315,730

Financial Services - 10.95%

American General Finance Corp
4.875% due 05/15/10	7,000,000	7,038,682
ANZ Capital Trust Inc
4.484% due 12/15/53 ~	16,150,000	15,898,658
Genworth Financial Inc
5.231% due 05/16/09	4,500,000	4,534,636
Greater Bay Bancorp
5.125% due 04/15/10	2,900,000	2,957,423
ING Capital Funding Trust III
8.439% due 12/29/49 §	9,750,000	10,336,394
iStar Financial Inc
5.125% due 04/01/11	5,000,000	4,460,330
Kreditanstalt fuer Wiederaufbau (Germany)
4.500% due 09/21/09	65,700,000	66,627,356
Mizuho JGB Investment LLC
9.870% due 06/30/08 ~ § ▼	8,695,000	8,775,437
Monumental Global Funding II
3.900% due 06/15/09 ~ ▼	7,915,000	7,887,883
Morgan Stanley
5.050% due 01/21/11 †	8,250,000	8,254,834
PNC Funding Corp
6.500% due 05/01/08	2,000,000	2,009,006
Pricoa Global Funding I
4.200% due 01/15/10 ~	7,575,000	7,609,686
The Royal Bank of Scotland Group PLC ADR (United Kingdom)
9.118% due 03/31/10	2,650,000	2,834,419
Wachovia Capital Trust III
5.800% due 09/15/99 §	3,875,000	3,464,940
Waddell & Reed Financial Inc
5.600% due 01/15/11	4,350,000	4,553,354
Washington Mutual Inc
8.250% due 04/01/10 †	9,561,000	9,134,857
Wells Fargo & Co
4.875% due 01/12/11	4,550,000	4,614,387

		170,992,282

Health Care - 0.50%

UnitedHealth Group Inc
5.125% due 11/15/10 ~ ▼	7,725,000	7,816,271

Producer Durables - 0.67%

John Deere Capital Corp
5.400% due 04/07/10	10,250,000	10,504,630

Utilities - 2.43%

Comcast Corp
5.850% due 01/15/10	8,250,000	8,450,335
Cox Communications Inc
4.625% due 01/15/10	5,100,000	5,062,852
Deutsche Telekom International Finance BV (Netherlands)
8.000% due 06/15/10	7,800,000	8,331,851
GTE Corp 7.510% due 04/01/09 † ‡	7,750,000	7,976,726
SBC Communications Inc
5.300% due 11/15/10 †	8,000,000	8,147,552

		37,969,316

Total Corporate Bonds & Notes (Cost $235,976,333)		237,376,100

MORTGAGE-BACKED SECURITIES - 67.65%

Collateralized Mortgage Obligations - 35.92%

Adjustable Rate Mortgage Trust
4.990% due 04/25/35 ” §	1,000,155	986,618
Banc of America Commercial Mortgage Inc
5.353% due 09/10/47 ” §	8,000,000	7,979,247
5.414% due 09/10/47 ”	8,500,000	8,504,805
Banc of America Mortgage Securities Inc
5.643% due 05/25/34 ” §	822,651	824,993
Bear Stearns Adjustable Rate Mortgage Trust
4.457% due 04/25/34 ” §	1,525,246	1,515,060
4.772% due 11/25/34 ” §	3,936,605	3,916,898
5.063% due 06/25/35 ” §	3,626,560	3,593,617
Bear Stearns Alt-A Trust I
5.185% due 04/25/34 ” §	1,303,886	1,262,592
5.215% due 01/25/35 ” §	4,206,533	4,073,478
Bear Stearns Alt-A Trust II
6.271% due 09/25/47 ” §	9,578,023	9,504,458
Bear Stearns Commercial Mortgage Securities
5.537% due 10/12/41 ”	9,500,000	9,568,363
Chase Mortgage Finance Corp
4.137% due 02/25/37 ” §	17,811,746	17,662,341
4.170% due 02/25/37 ” §	1,811,477	1,792,931
4.355% due 02/25/37 ” §	12,665,434	12,563,468
4.475% due 02/25/37 ” §	6,812,976	6,751,690
4.603% due 02/25/37 ” §	5,336,224	5,285,424
4.822% due 02/25/37 ” §	7,068,943	7,035,012
Countrywide Alternative Loan Trust
5.118% due 11/20/35 ” §	5,220,068	4,886,800
5.125% due 12/25/35 - 01/25/46 ” § ±	9,295,829	8,885,521
5.165% due 12/25/35 ” §	10,266,804	9,522,583
5.249% due 11/20/35 ” §	4,433,750	4,197,798
5.269% due 11/20/35 ” §	10,127,762	9,567,000
5.329% due 11/20/35 ” §	4,640,061	4,233,313
6.288% due 09/25/35 ” §	1,152,522	1,125,401
Countrywide Home Loan Mortgage Pass-Through Trust
4.503% due 02/19/34 ” §	6,544,130	6,515,337
4.556% due 11/20/34 ” §	1,258,208	1,250,139
4.901% due 08/20/35 ” §	4,699,778	4,633,519
5.105% due 03/25/36 ” §	3,712,646	3,509,988
7.420% due 08/25/33 ” §	54,518	55,848
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/39 ”	7,500,000	7,572,436
CS First Boston Mortgage Securities Corp
5.345% due 01/25/33 ” §	283,364	273,860
6.530% due 06/15/34 ”	20,000,000	21,039,500
CS First Boston Mortgage Securities Corp (IO)
1.750% due 11/15/36 ~ ” § ▼	18,647,962	484,948
1.810% due 05/15/38 ~ ” § ▼	15,970,634	553,331
5.500% due 04/25/33 - 06/25/33 ” ± ▼	269,689	7,608
5.750% due 05/25/33 ” ▼	52,049	573
Downey Savings & Loan Association Mortgage Loan Trust
5.255% due 10/19/45 ” §	6,100,616	5,796,412

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

Fannie Mae
0.000% due 04/25/36 ” § ▼	$1,227,355	$1,228,923
5.000% due 01/25/25 ”	7,772,121	7,771,640
5.815% due 10/25/31 ” §	5,325,069	5,352,393
6.500% due 08/25/08 ”	590,248	591,327
First Horizon Alternative Mortgage Securities
5.093% due 03/25/35 ” §	1,857,779	1,850,083
5.309% due 07/25/35 ” §	2,176,591	2,158,359
First Horizon Asset Securities Inc
4.750% due 12/25/34 ” §	501,460	499,235
Freddie Mac
0.000% due 05/15/36 - 03/15/37 ” § ± ▼	8,162,882	7,887,023
7.000% due 09/15/30 ”	3,440,556	3,594,667
GE Capital Commercial Mortgage Corp
5.512% due 11/10/45 ” §	13,000,000	13,065,710
Harborview Mortgage Loan Trust
5.205% due 01/19/36 ” §	1,418,820	1,343,967
5.215% due 01/19/36 ” §	8,074,030	7,714,091
5.275% due 11/19/35 ” §	1,927,231	1,805,450
5.289% due 06/20/35 ” §	1,812,202	1,744,587
Impac CMB Trust
5.115% due 10/25/35 ” §	4,348,952	4,132,595
Impac Secured Assets CMN Owner Trust
5.115% due 03/25/36 ” §	6,927,694	6,428,253
IndyMac Index Mortgage Loan Trust
5.085% due 04/25/46 ” §	6,178,682	5,803,828
5.376% due 08/25/35 ” §	2,195,821	2,178,723
JPMorgan Chase Commercial Mortgage Securities Corp
4.738% due 07/15/42 ”	16,000,000	15,353,510
5.814% due 06/12/43 ” §	7,000,000	7,249,455
JPMorgan Mortgage Trust
4.071% due 07/25/35 ” §	1,815,495	1,798,916
4.200% due 07/25/35 ” §	5,579,158	5,536,939
4.752% due 07/25/35 ” §	3,487,449	3,481,929
4.766% due 07/25/35 ” §	5,265,341	5,255,125
Lehman XS Trust
5.538% due 03/25/47 ” §	12,606,983	11,118,098
Luminent Mortgage Trust
5.055% due 07/25/36 ” §	2,793,713	2,637,326
MASTR Adjustable Rate Mortgages Trust
5.245% due 11/25/34 ” §	167,081	163,366
5.638% due 12/25/46 ” §	2,507,291	2,439,899
6.777% due 09/25/34 ” §	1,124,066	1,127,201
Merrill Lynch Mortgage Investors Inc
5.133% due 12/25/35 ” §	5,582,000	5,563,746
7.206% due 07/25/33 ” §	189,890	190,385
MortgageIT Trust
5.125% due 12/25/35 ” §	4,357,411	4,077,523
Prudential Commercial Mortgage Trust (IO)
1.630% due 02/11/36 ~ ” § ▼	33,468,633	1,186,751
Residential Accredit Loans Inc
5.788% due 01/25/46 ” §	5,330,583	5,126,188
6.549% due 11/25/37 ” §	14,926,809	14,777,541
Sequoia Mortgage Trust
5.409% due 11/20/34 ” §	1,375,526	1,326,225
Structured Adjustable Rate Mortgage Loan Trust
4.380% due 05/25/34 ” §	1,720,657	1,698,992
4.708% due 06/25/34 ” §	6,254,980	6,238,348
5.205% due 08/25/35 ” §	843,080	816,086
5.250% due 09/25/34 ” §	739,684	731,398
5.395% due 02/25/35 ” §	1,194,012	1,190,285
5.450% due 11/25/34 ” §	3,145,544	3,129,192
7.103% due 05/25/34 ” §	673,005	681,131
7.198% due 02/25/34 ” §	106,335	108,797
7.359% due 03/25/34 ” §	319,581	327,645
Structured Asset Mortgage Investments Inc
5.095% due 02/25/36 ” §	12,960,364	12,182,539
6.288% due 08/25/47 ” §	7,974,177	7,768,846
Structured Asset Securities Corp
4.500% due 09/25/33 ” §	714,247	710,326
4.530% due 09/25/33 ” §	2,000,000	1,990,190
4.700% due 11/25/33 ” §	1,860,392	1,854,814
5.000% due 07/25/33 ” §	970,993	972,537
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.628% due 11/25/46 ” §	15,821,846	15,269,376
5.638% due 09/25/46 ” §	16,811,075	16,336,666
Washington Mutual Mortgage Pass-Through Certificates
4.243% due 06/25/34 ” §	2,202,361	2,181,631
4.835% due 09/25/35 ” §	9,000,000	8,958,066
5.125% due 11/25/45 ” §	8,582,437	8,107,989
5.135% due 12/26/45 ” §	5,585,228	5,233,198
5.155% due 07/25/45 - 10/25/45 ” § ±	14,313,688	13,506,968
5.185% due 08/25/45 ” §	3,948,710	3,784,683
5.488% due 03/25/47 ” §	6,046,316	5,915,135
5.628% due 11/25/46 ” §	14,964,581	14,717,606
5.708% due 09/25/46 ” §	2,774,210	2,697,642
5.748% due 09/25/46 ” §	15,347,265	14,255,974
Washington Mutual Mortgage Pass-Through Certificates (IO)
0.478% due 02/25/34 ” § ▼	7,054,421	29,578
1.181% due 01/25/08 ” § ▼	2,730,406	1,945
Washington Mutual MSC Mortgage Pass-Through Certificates
7.000% due 03/25/34 ”	2,713,063	2,767,063
Wells Fargo Mortgage-Backed Securities Trust
4.541% due 02/25/35 ” §	11,338,068	11,262,825
5.106% due 03/25/36 ” §	19,247,306	19,033,779
5.408% due 10/25/35 ” §	6,229,460	6,228,366
5.595% due 07/25/36 ” §	9,645,207	9,697,130

		560,880,633

Fannie Mae - 20.70%
3.427% due 08/01/33 ” §	10,488,512	10,504,057
4.000% due 11/01/13 † ”	8,566,419	8,499,667
4.250% due 05/01/33 ” §	5,211,032	5,244,738
4.258% due 03/01/35 ” §	2,814,474	2,806,402
4.324% due 01/01/35 ” §	2,716,996	2,691,708
4.342% due 05/01/35 ” §	3,549,979	3,576,338
4.357% due 12/01/33 ” §	6,387,904	6,371,388
4.404% due 02/01/33 ” §	1,420,665	1,426,696
4.500% due 06/01/18 - 09/01/18 ” ±	7,417,982	7,301,042
4.500% due 02/01/34 ” §	4,902,946	4,893,070
4.534% due 12/01/33 ” §	8,082,169	8,063,862
4.554% due 05/01/35 † ” §	9,897,549	9,942,421
4.571% due 07/01/35 ” §	12,045,865	12,023,071
4.577% due 04/01/35 ” §	3,433,757	3,400,280
4.590% due 02/01/34 ” §	9,493,671	9,609,371
4.599% due 01/01/34 ” §	15,103,625	15,217,378
4.602% due 01/01/35 ” §	5,021,698	5,005,079
4.604% due 02/01/33 ” §	3,259,707	3,309,911
4.638% due 07/01/35 ” §	5,427,343	5,429,760
4.640% due 07/01/35 ” §	8,670,662	8,703,087
4.667% due 08/01/35 ” §	9,356,695	9,388,204
4.677% due 04/01/33 ” §	1,817,382	1,824,198
4.738% due 08/01/35 ” §	11,342,080	11,368,732
4.749% due 06/01/35 ” §	5,186,124	5,284,774
4.839% due 06/01/33 ” §	3,732,635	3,805,405
4.853% due 11/01/35 † ” §	5,917,920	5,913,869
4.925% due 07/01/35 ” §	6,658,031	6,653,355
4.933% due 06/01/35 ” §	6,169,832	6,228,144

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

5.081% due 12/01/35 ” §	$3,984,526	$4,007,024
5.484% due 04/01/34 ” §	6,366,053	6,516,721
5.500% due 01/01/09 - 06/01/20 ” ±	42,966,446	43,623,244
6.000% due 01/01/18 ”	10,581,542	10,850,640
6.500% due 05/01/33 - 10/01/37 ” ±	7,891,707	8,141,076
6.620% due 10/01/34 ” §	4,328,865	4,370,349
7.000% due 05/01/33 - 01/14/38 ” ±	16,314,985	16,986,336
7.125% due 05/01/33 ” §	209,440	211,080
7.500% due 09/01/37 † ”	42,025,624	44,071,091

		323,263,568

Freddie Mac - 8.06%

4.000% due 02/01/14 - 04/01/14 ” ±	14,519,754	14,411,937
4.342% due 12/01/35 † ” §	12,203,284	12,287,593
4.354% due 03/01/35 ” §	3,101,159	3,067,512
4.413% due 02/01/35 ” §	4,900,492	4,867,649
4.500% due 04/01/18 - 08/01/20 ” ±	3,711,891	3,650,891
4.582% due 08/01/35 † ” §	8,526,280	8,501,770
4.586% due 02/01/34 ” §	10,845,370	10,802,822
4.616% due 03/01/35 ” §	4,305,602	4,319,428
4.911% due 09/01/35 ” §	10,246,351	10,247,179
5.500% due 02/01/12 - 11/01/21 ” ±	40,634,191	41,203,201
6.000% due 04/01/33 † ”	11,264,174	11,457,840
7.000% due 11/01/37 ”	1,000,000	1,039,621

		125,857,443

Government National Mortgage Association - 2.97%

4.750% due 01/20/35 ” §	7,679,639	7,706,450
5.250% due 07/20/34 † ” §	9,646,963	9,690,170
5.500% due 07/15/20 ”	3,593,562	3,645,810
5.500% due 09/20/34 ” §	5,147,418	5,180,608
6.000% due 01/15/22 ”	19,600,522	20,080,532

		46,303,570

Total Mortgage-Backed Securities (Cost $1,064,117,976)		1,056,305,214

ASSET-BACKED SECURITIES - 4.20%

AmeriCredit Automobile Receivables Trust
4.470% due 05/06/10 ”	3,656,136	3,652,691
Chase Issuance Trust
4.960% due 09/17/12 ”	17,000,000	17,287,672
CIT Mortgage Loan Trust
5.865% due 10/25/37 ~ ” § ▼	7,549,810	7,436,563
6.115% due 10/25/37 ~ ” § ▼	2,000,000	1,905,000
6.315% due 10/25/37 ~ ” § ▼	3,850,000	3,503,500
Countrywide Home Equity Loan Trust
5.248% due 12/15/29 ” §	668,454	655,723
5.248% due 04/15/30 ” §	1,694,602	1,655,174
5.288% due 10/15/28 ” §	1,248,900	1,224,021
5.288% due 06/15/29 ” §	1,077,596	1,051,844
GMAC Mortgage Corp Loan Trust
7.000% due 09/25/37 ”	3,693,905	3,727,379
Household Home Equity Loan Trust
5.299% due 09/20/33 ” §	2,222,772	2,168,469
6.149% due 11/20/36 ” §	7,617,367	7,452,981
Lehman XS Trust
5.135% due 02/25/36 ” §	8,563,491	8,091,674
5.165% due 11/25/35 ” §	6,037,900	5,734,571

Total Asset-Backed Securities (Cost $66,880,835)		65,547,262

U.S. TREASURY OBLIGATIONS - 0.11%

U.S. Treasury Notes - 0.11%

4.750% due 08/15/17 †	1,600,000	1,690,376

Total U.S. Treasury Obligations (Cost $1,634,648)		1,690,376

SHORT-TERM INVESTMENTS - 12.65%

Commercial Paper - 4.84%
Amstel Funding Corp
5.780% due 01/16/08	10,830,000	10,803,918
Atlantic Asset Securitization Corp
5.800% due 01/15/08	10,830,000	10,805,572
Chariot Funding LLC
5.750% due 01/16/08	10,830,000	10,804,053
Clipper Receivables Co LLC
6.030% due 01/17/08	10,830,000	10,800,976
Falcon Asset Securitization Co LLC
5.750% due 01/16/08	10,830,000	10,804,053
Galleon Capital LLC
6.030% due 01/17/08	10,830,000	10,800,976
Three Pillars Funding Corp
5.800% due 01/16/08	10,830,000	10,803,827

		75,623,375

Time Deposit - 0.09%

State Street Bank
3.850% due 01/02/08	1,456,000	1,456,000

Repurchase Agreement - 7.72%

Credit Suisse First Boston
4.250% due 01/02/08 (Dated 12/31/07, repurchase price of $120,628,475; collateralized by Fannie Mae (U.S. Govt Agency Issue): 2.550% - 7.125% due 01/03/08 - 09/11/28 and market value $84,379,914; Federal Home Loan Bank: 3.621% - 9.500% due 01/08/08 - 01/01/20 and market value $17,061,021; and Freddie Mac (U.S. Govt Agency Issue): 0.000% - 5.750% due 01/08/08 - 11/23/35 and market value $24,582,554)	120,600,000	120,600,000

Total Short-Term Investments (Cost $197,679,375)		197,679,375

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.81% (Cost $1,566,289,167)		1,558,598,327

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value

SECURITIES LENDING COLLATERAL - 7.87%

The Mellon GSL DBT II Collateral Fund
4.977% Δ (Cost $122,869,571)	122,869,571	$122,869,571

TOTAL INVESTMENTS - 107.68% (Cost $1,689,158,738)		1,681,467,898

OTHER ASSETS & LIABILITIES, NET - (7.68%)		(119,965,835)

NET ASSETS - 100.00%		$1,561,502,063

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	67.65%
Short-Term Investments & Securities Lending Collateral	20.52%
Corporate Bonds & Notes	15.20%
Asset-Backed Securities	4.20%
U.S. Treasury Obligations	0.11%

107.68%
Other Assets & Liabilities, Net	(7.68%)

100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	84.03%
A-1 (Short-Term Debt only)	3.56%
AA	2.01%
A	6.26%
BBB	2.68%
Not Rated	1.46%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	3.12% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Securities with an approximate aggregate market value of $1,595,415 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (03/08)	809	$809,000,000	$720,673
Eurodollar (06/08)	371	371,000,000	947,096
Eurodollar (09/08)	213	213,000,000	611,957
Eurodollar (12/08)	33	33,000,000	118,454
Eurodollar (03/09)	33	33,000,000	121,969
Eurodollar (06/09)	33	33,000,000	117,431
U.S. Treasury 2-Year Notes (03/08)	2,183	436,600,000	789,329
U.S. Treasury 5-Year Notes (03/08)	443	44,300,000	212,449

Short Futures Outstanding
U.S. Treasury 10-Year Notes (03/08)	322	32,200,000	(237,363)
U.S. Treasury 30-Year Bonds (03/08)	983	98,300,000	1,261,618

			$4,663,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments
December 31, 2007

	Principal
	Amount	Value
SENIOR LOAN NOTES - 94.35%

Autos & Transportation - 6.29%

American Airlines Inc Term 2 (Advance)
6.849% due 12/17/10 §	$3,385,727	$3,271,460
6.966% due 12/17/10 §	87,756	84,794
Dana Corp
7.360% due 04/13/08 §	6,250,000	6,239,062
Delta Air Lines Inc (2nd Lien)
due 04/30/14 § ∞	2,992,481	2,861,261
8.082% due 04/30/14 §	1,990,000	1,902,738
Gainey Corp
11.250% due 04/20/12 §	3,854,762	2,770,610
General Motors Corp (Secured Term Loan)
7.615% due 11/29/13 §	4,974,937	4,660,297
Key Safety Systems Inc (1st Lien)
7.090% due 03/08/14 §	3,906,250	3,579,101
7.220% due 03/08/14 §	560,764	513,800
7.450% due 03/08/14 §	1,736,111	1,590,712
Ozburn-Hessey Holding Co LLC
8.080% due 08/10/12 §	3,192,714	2,889,406
8.577% due 08/10/12 §	5,199,447	4,705,500
United Air Lines Inc Tranche B
7.125% due 02/01/14 §	5,737,778	5,380,974
US Airways Group Inc
7.355% due 03/23/14 §	8,750,000	8,108,319

		48,558,034

Consumer Discretionary - 33.41%

AWAS Capital Inc (1st Lien)
6.688% due 03/15/13 §	4,187,756	3,926,022
AWAS Capital Inc (2nd Lien)
10.938% due 03/15/13 §	2,288,238	2,208,150
BakerCorp Tranche C
7.095% due 05/08/14 § ▼	4,207,707	4,081,476
7.137% due 05/08/14 § ▼	5,058,954	4,907,185
7.191% due 05/08/14 § ▼	185,839	180,264
Blockbuster Inc Tranche A
due 08/20/09 § ∞	1,886,792	1,830,189
Blockbuster Inc Tranche B
due 08/20/11 § ∞	1,500,000	1,440,000
Burlington Coat Factory Warehouse Corp
due 05/28/13 § ∞	3,000,000	2,683,335
7.320% due 05/28/13 §	10,610,885	9,490,853
CBR Fashion GmbH Facility Term B (Germany)
6.601% due 04/09/15 §	EUR 1,250,000	1,729,910
CBR Fashion GmbH Facility Term C (Germany)
6.851% due 04/11/16 §	1,250,000	1,762,458
CBR Fashion GmbH Facility (2nd Lien) (Germany)
8.476% due 10/10/16 §	2,500,000	3,326,169
Cequel Communications LLC
due 11/05/13 § ∞	$2,493,718	2,337,861
6.887% due 11/05/13 §	1,002,914	940,232
7.244% due 11/05/13 §	10,149,972	9,515,598
8.250% due 11/05/13 §	302	283
Charter Communications Operating LLC (Replacement Term Loan)
due 03/06/14 § ∞	1,000,000	936,105
6.990% due 03/06/14 §	21,000,000	19,658,206
Dollar General Corp Tranche B1
7.710% due 07/07/14 §	2,000,000	1,841,390
Foamex LP (1st Lien)
7.278% due 02/12/13 §	1,237,500	2,167,684
7.493% due 02/12/13 §	8,250,000	6,568,738
Fontainebleau Florida Hotel LLC Tranche C
11.111% due 06/06/12 §	2,500,000	2,343,750
Ginn La Conduit Lender Inc Tranche A (1st Lien Credit-Linked Deposit)
4.730% due 06/08/11 §	1,584,214	1,293,114
Ginn La Conduit Lender Inc Tranche B (1st Lien)
8.330% due 06/08/11 §	3,403,703	2,778,273
Green Valley Ranch Gaming LLC (2nd Lien)
8.331% due 08/16/14 §	1,000,000	910,000
Green Valley Ranch Gaming LLC (New Term Loan)
6.843% due 02/16/14 §	739,151	700,345
7.081% due 02/16/14 §	1,245,283	1,179,906
Herbst Gaming Inc Term B
9.218% due 12/02/11 §	1,358,062	1,306,286
9.330% due 12/02/11 §	32,749	31,500
9.643% due 12/02/11 §	2,579,114	2,480,785
Inmar Inc
7.330% due 04/29/13 § ▼	3,970,000	3,850,900
KnowledgePoint360 Group LLC (2nd Lien) (United Kingdom)
11.880% due 04/13/15 § ▼	1,000,000	970,000
Kuilima Resort Co (1st Lien)
6.970% due 09/30/10 § ¤	1,250,000	1,189,588
Lake at Las Vegas Joint Venture
due 01/24/08 § ∞ ▼	1,100,000	1,094,500
due 06/20/12 § ∞ ▼	1,000,000	465,000
11.750% due 06/20/12 § ¤ ▼	9,096,787	4,230,006
Lake at Las Vegas Joint Venture (Revolving Loan Credit-Linked Deposit)
5.098% due 06/20/12 § ¤ ▼	1,203,704	559,722
Las Vegas Sands LLC Tranche B
6.580% due 05/23/14 §	381,416	359,367
Medical Staffing Network Inc (2nd Lien)
11.650% due 07/02/14 § ▼	1,000,000	995,000
Metro-Goldwyn-Mayer Inc Tranche B
8.108% due 04/08/12 §	2,969,753	2,757,416
Metro-Goldwyn-Mayer Inc Tranche B1
8.108% due 04/08/12 §	1,240,625	1,152,851
Michaels Stores Inc (Replacement Loan)
7.188% due 10/31/13 §	285,203	263,242
7.625% due 10/31/13 §	10,659,521	9,838,738
Orbitz Worldwide Inc
7.830% due 07/25/14 §	1,000,000	947,500
7.845% due 07/25/14 §	995,000	942,763
Parts Holdings SAS Facility D (France)
9.315% due 06/30/15 §	EUR 3,000,000	4,079,126
Penton Media Inc (1st Lien)
7.105% due 02/01/13 §	$129,980	118,444
7.234% due 02/01/13 §	5,080,645	4,629,738
Pivotal Promontory LLC (1st Lien)
11.000% due 08/31/10 §	7,475,662	6,653,339
Sabre Inc
6.960% due 09/30/14 §	19,749,585	17,998,587
Sitel LLC (U.S. Term Loan)
7.343% due 01/30/14 §	637,218	573,496
7.345% due 01/30/14 §	1,380,501	1,242,451
7.460% due 01/30/14 §	3,440,975	3,096,878
SkillSoft Corp
7.580% due 05/14/13 §	7,960,000	7,800,800
Solo Cup Co Term B1
8.380% due 02/27/11 §	1,260,270	1,250,144
8.540% due 02/27/11 §	951,625	943,978
8.730% due 02/27/11 §	317,209	314,660
Stile Acquisition Corp (Canadian Term Loan) (Canada)
6.830% due 04/06/13 §	548,504	500,509
7.084% due 04/06/13 §	2,042,294	1,863,594

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Stile U.S. Acquisition Corp (U.S. Term Loan)
6.830% due 04/06/13 §	$747,015	$684,318
7.084% due 04/06/13 §	2,759,225	2,527,643
Tamarack Resort LLC Tranche A (Credit-Linked Deposit)
4.730% due 05/19/11 §	402,414	352,113
Tamarack Resort LLC Tranche B
11.500% due 05/19/11 §	594,567	520,246
TME UK Aquisition Co Ltd (U.K. Term Loan) (United Kingdom)
9.530% due 04/26/14 § ▼	GBP 1,685,251	3,203,708
Totes Isotoner Corp (1st Lien)
7.330% due 01/31/13 §	$1,234,568	1,185,185
8.750% due 01/31/13 §	9,166	8,800
Travelport LLC (Original Post - First Amendment Restatement Synthetic Letter of Credit)
7.080% due 08/23/13 §	974,686	927,580
Travelport LLC Tranche B (Dollar Term Loan)
7.080% due 08/23/13 §	4,857,628	4,615,597
Tribune Co Tranche B (Advance)
7.910% due 06/04/14 §	12,638,246	10,887,659
Tribune Co Tranche X (Advance)
7.994% due 06/04/09 §	7,466,667	7,226,091
TRU 2005 RE Holding Co I LLC
8.225% due 12/09/08 §	8,000,000	7,749,000
Univision Communications Inc
7.095% due 09/29/14 §	400,697	365,998
7.210% due 09/29/14 §	14,024,430	12,809,986
Vangent Inc
7.270% due 02/14/13 §	9,428,750	8,980,884
WAICCS Las Vegas 3 LLC (1st Lien)
8.746% due 08/01/08 § ▼	5,000,000	4,850,000
WAICCS Las Vegas 3 LLC (2nd Lien)
14.246% due 08/01/08 § ▼	4,000,000	3,880,000
Water PIK Inc (1st Lien)
8.241% due 06/15/13 § ▼	1,990,000	1,950,200
Wimar Opco LLC
due 01/03/12 § ∞	2,000,000	1,996,460
10.500% due 01/03/12 §	1,598,175	1,595,347
Yankee Candle Co Inc
6.860% due 02/06/14 §	4,757,258	4,455,958
6.870% due 02/06/14 §	80,615	75,509
Young Broadcasting Inc
7.375% due 11/03/12 §	11,451	10,535
7.438% due 11/03/12 §	541,985	498,626
7.750% due 11/03/12 §	1,679,389	1,545,038

		258,140,885

Energy - 1.77%

Helix Energy Solutions Group Inc
6.830% due 07/01/13 §	2,407,456	2,353,288
7.204% due 07/01/13 §	4,460,700	4,360,335
Western Refining Inc
6.595% due 05/30/14 §	7,280,679	6,956,069

		13,669,692

Financial Services - 6.82%

Crescent Resources LLC
8.028% due 09/07/12 §	4,000,000	3,590,000
First Data Corp Tranche B1
due 09/24/14 § ∞	2,992,500	2,844,087
7.580% due 09/24/14 §	481,863	457,965
7.634% due 09/24/14 §	6,500,637	6,178,238
FleetCor Technologies Operating Co LLC Tranche 1
7.105% due 04/30/13 § ▼	231,250	223,156
7.475% due 04/30/13 § ▼	2,250,000	2,171,251
HUB International Ltd
7.330% due 06/13/14 §	7,925,858	7,519,657
HUB International Ltd (Delay Draw Term Loan)
7.330% due 06/13/14 §	555,909	527,419
7.343% due 06/13/14 §	828,431	785,974
Kyle Acquisition Group LLC Facility B
8.375% due 07/20/09 § ▼	5,714,286	5,085,714
Kyle Acquisition Group LLC Facility C
8.375% due 07/20/10 §	4,285,714	3,750,000
LBREP/L-Suncal Master I LLC (1st Lien)
8.210% due 01/19/10 § ▼	1,576,189	1,434,332
Realogy Corp (Synthetic Letter of Credit)
4.763% due 10/10/13 § •	3,956,174	3,480,483
Realogy Corp Term B
8.240% due 10/10/13 § •	14,675,201	12,903,978
Spirit Finance Corp
7.911% due 08/01/13 §	2,000,000	1,748,330

		52,700,584

Health Care - 14.28%

Bausch & Lomb Inc (Parent Term Loan)
8.080% due 04/24/15 §	3,200,000	3,189,824
BioTech Research Labs (1st Lien)
6.850% due 03/16/14 §	178,571	157,142
6.990% due 03/16/14 §	1,811,429	1,594,058
CCS Medical Inc (1st Lien)
8.100% due 09/30/12 §	14,607,206	14,126,410
CCS Medical Inc (2nd Lien)
due 03/30/13 § ∞	2,500,000	2,477,088
Fenwal Inc (1st Lien)
7.331% due 02/28/14 §	9,995,892	9,358,655
Graceway Pharmaceuticals LLC Term B (1st Lien)
7.580% due 05/03/12 §	6,879,717	6,472,645
HCA Inc Tranche B
7.080% due 11/18/13 §	16,927,167	16,313,557
Healthcare Partners LLC (New Term Loan)
6.581% due 10/31/13 §	4,804,128	4,629,979
HealthSouth Corp
7.350% due 03/11/13 §	22,247	21,292
7.750% due 03/11/13 §	4,605,556	4,407,908
Inverness Medical Holdings U.S. LLC (1st Lien)
6.843% due 06/26/14 § ▼	2,309,629	2,211,470
LifeCare Holdings Inc
9.080% due 08/11/12 §	11,414,962	10,109,376
Mylan Laboratories Inc Term B
8.125% due 10/02/14 §	4,694,836	4,600,939
8.313% due 10/02/14 §	7,305,164	7,159,061
Patheon Inc Tranche PB (Canada)
7.375% due 04/27/14 §	595,500	571,680
Patheon Inc Tranche USB (Canada)
7.375% due 04/27/14 §	397,000	381,120
Quintiles Transnational Corp Term B (1st Lien)
6.830% due 03/31/13 §	6,306,586	6,159,422
Select Medical Corp Tranche B
6.830% due 02/24/12 §	319,053	302,370
7.000% due 02/24/12 §	7,178,712	6,803,337
8.250% due 02/24/12 §	665	630
Stiefel Laboratories Inc (1st Lien)
7.499% due 12/28/13 §	4,498,823	4,380,730
Stiefel Laboratories Inc (Delayed Draw Term Loan)
7.499% due 12/28/13 § ▼	3,441,027	3,350,700
Warner Chilcott Co Inc Tranche B (Acquisition Date Term Loan)
6.830% due 01/18/12 §	686,621	666,884
6.845% due 01/18/12 §	51,039	49,572
6.878% due 01/18/12 §	366,197	355,670

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Warner Chilcott Co Inc Tranche C (Acquisition Date Term Loan)
6.830% due 01/18/12 §	$379,807	$367,225
6.845% due 01/18/12 §	70,241	67,915

		110,286,659

Integrated Oils - 1.84%

Coffeyville Resources LLC (Funded Letter of Credit)
5.131% due 12/28/10 §	324,324	314,392
Coffeyville Resources LLC Tranche D
8.481% due 12/30/13 §	1,062,604	1,030,725
9.500% due 12/30/13 §	439	426
Continental Alloys & Services Inc (U.S. Term Loan Advance)
7.330% due 06/15/12 §	6,965,000	6,856,172
Value Creation Inc (Canada)
12.744% due 07/07/12 § ▼	6,204,796	6,018,652

		14,220,367

Materials & Processing - 6.39%

Appleton Papers Inc Term B
6.580% due 06/05/14 §	2,134,166	2,022,122
6.648% due 06/05/14 §	2,166,667	2,052,917
6.994% due 06/05/14 §	2,166,667	2,052,917
Atrium Cos Inc (Closing Date Term Loan)
8.100% due 05/31/12 §	544,195	506,444
8.180% due 05/31/12 §	1,163,554	1,082,838
8.460% due 05/31/12 §	4,620,232	4,299,727
Celanese US Holdings LLC
6.979% due 04/02/14 §	1,990,000	1,926,987
Euramax International Holdings BV (2nd Lien European Loan) (Netherlands)
13.244% due 06/29/13 §	331,579	256,974
Euramax International Inc (Domestic Term Loan)
8.494% due 06/29/12 §	3,190,952	2,839,947
Euramax International Inc (2nd Lien) (Domestic Term Loan)
13.244% due 06/29/13 §	668,421	553,118
Euramax International Inc (Revolving Facility)
due 06/29/11 § ∞	5,000,000	4,500,000
Ferro Corp
6.809% due 06/06/12 §	693,727	678,118
6.830% due 06/06/12 §	1,156,212	1,130,198
7.225% due 06/06/12 §	145,023	141,760
Inuit Holdings U.S. Inc Facility B2
7.231% due 06/13/15 §	3,741,591	3,227,123
Inuit Holdings U.S. Inc Facility C2
7.481% due 06/13/16 §	3,741,591	3,236,477
Jason Inc
7.528% due 04/30/10 §	7,960,000	7,562,000
NewPage Corp
due 12/20/14 § ∞	2,500,000	2,486,925
PSE ACQCO Ltd Term B (USD Senior) (United Kingdom)
7.582% due 05/30/15 § ▼	3,000,000	2,955,000
PSE ACQCO Ltd Term C (USD Senior) (United Kingdom)
7.832% due 05/30/16 § ▼	3,000,000	2,970,000
United Central Industrial Supply Co LLC
7.528% due 03/31/12 §	332,777	324,457
8.009% due 03/31/12 §	2,670,662	2,603,896
8.500% due 03/31/12 §	4,540	4,427

		49,414,372

Multi-Industry - 0.78%

Alpha Topco Ltd Facility B1 (United Kingdom)
7.093% due 12/31/13 §	2,428,571	2,336,638
Alpha Topco Ltd Facility B2 (United Kingdom)
7.093% due 12/31/13 §	1,821,429	1,754,101
Alpha Topco Ltd Facility D (2nd Lien) (United Kingdom)
8.218% due 06/30/14 §	2,000,000	1,907,000

		5,997,739

Producer Durables - 3.12%

Avio Investments SPA Facility (2nd Lien) (Italy)
9.018% due 06/13/16 §	EUR 4,000,000	5,663,991
Custom Building Products Inc (1st Lien)
6.968% due 10/20/11 § ▼	$1,203,243	1,137,065
7.080% due 10/20/11 § ▼	105,082	99,303
Custom Building Products Inc (2nd Lien)
9.718% due 04/20/12 §	3,000,000	2,850,000
FR Brand Acquisition Corp Term B (1st Lien)
7.125% due 02/07/14 §	4,706,897	4,448,018
7.313% due 02/07/14 §	454,103	429,127
Generac Acquisition Corp (1st Lien)
7.730% due 11/10/13 §	3,200,000	2,865,344
Generac Acquisition Corp (2nd Lien)
11.230% due 05/10/14 §	1,000,000	820,630
Hunter Defense Technologies Inc
Term B (1st Lien)
8.080% due 08/13/14 § ▼	1,000,000	955,000
Wesco Aircraft Hardware Corp (1st Lien)
7.080% due 09/30/13 §	4,907,485	4,840,007

		24,108,485

Technology - 5.79%

Aeroflex Inc Tranche B1
8.119% due 08/15/14 §	997,500	962,588
Aeroflex Inc Tranche B2
8.619% due 08/15/14 §	997,500	937,650
Aspect Software Inc (2nd Lien)
12.313% due 07/11/12 §	2,000,000	1,910,000
Freescale Semiconductor Inc
6.975% due 11/29/13 §	4,987,405	4,629,160
Intergraph Corp (1st Lien)
6.845% due 05/29/14 §	189,862	182,979
7.081% due 05/29/14 §	6,487,618	6,252,443
Metrologic Instruments Inc (1st Lien)
7.830% due 04/23/14 §	4,962,500	4,807,422
Metrologic Instruments Inc (2nd Lien)
11.080% due 04/24/15 §	6,000,000	5,782,500
Quantum Corp
8.330% due 07/14/14 §	2,250,000	2,205,000
Serena Software Inc
7.175% due 03/10/13 §	3,562,325	3,459,926
SunGard Data Systems Inc (U.S. Term Loan)
6.898% due 02/28/14 §	4,465,951	4,322,059
Verint Systems Inc
7.975% due 05/25/14 §	4,692,308	4,492,885
Vertafore Inc
7.515% due 01/31/12 §	4,952,631	4,779,289

		44,723,901

Utilities - 13.86%

Boston Generating LLC (1st Lien)
7.080% due 12/20/13 §	1,552,107	1,482,790
Boston Generating LLC (1st Lien Revolving Credit Loan)
4.705% due 12/20/13 §	97,119	92,782

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Boston Generating LLC (1st Lien Synthetic Letter of Credit Loan)
4.705% due 12/20/13 §	$346,855	$331,364
Clearwire Corp
11.150% due 07/03/12 § ▼	9,975,000	9,625,875
Coleto Creek Power LP (1st Lien Synthetic Letter of Credit)
4.730% due 06/28/13 §	2,563,694	2,473,965
Cricket Communications Inc Term B
7.830% due 06/16/13 §	12,901,763	12,748,555
Hawaiian Telcom Communications Inc Tranche C
7.080% due 06/02/14 §	2,426,860	2,299,887
Insight Midwest Holdings LLC Term B
7.000% due 04/07/14 §	10,500,000	10,117,905
Integra Telecom Holdings Inc
9.080% due 08/31/13 § ▼	818,529	810,344
9.210% due 08/31/13 § ▼	504,202	499,160
9.331% due 08/31/13 § ▼	672,269	665,546
Knology Inc
7.480% due 06/30/12 §	6,155,833	5,909,600
Level 3 Financing Inc
7.493% due 03/13/14 §	7,250,000	6,999,875
Mach Gen LLC (1st Lien Synthetic Letter of Credit)
6.830% due 02/22/13 §	939,629	897,346
Mach Gen LLC Term B (1st Lien)
7.000% due 02/22/14 §	8,992,248	8,537,016
Matrix Acquisition Corp Tranche B
6.830% due 04/10/14 §	8,320,424	7,946,005
MetroPCS Wireless Inc Tranche B
7.125% due 11/04/13 §	5,101,201	4,921,255
7.188% due 11/04/13 §	8,795,172	8,484,923
Nordic Cable Acquisition Co Sub-Holding AB Facility A Com Hem (Sweden)
6.168% due 01/31/13 §	SEK 18,794,285	2,798,846
Nordic Cable Acquisition Co Sub-Holding AB Facility B2 Com Hem (Sweden)
6.668% due 01/31/14 §	17,809,524	2,659,084
Nordic Cable Acquisition Co Sub-Holding AB Facility C ReCap (Sweden)
6.793% due 01/31/15 §	5,761,905	864,749
PAETEC Holding Corp (Replacement Loan)
7.345% due 02/28/13 §	$1,285,343	1,260,440
UPC Financing Partnership Facility N (Netherlands)
7.130% due 12/31/14 §	4,500,000	4,271,265
WideOpenWest Finance LLC (1st Lien)
7.343% due 06/30/14 §	1,071,795	1,008,382
7.484% due 06/30/14 §	4,964,102	4,670,397
7.562% due 06/30/14 §	4,964,103	4,670,398

		107,047,754

Total Senior Loan Notes (Cost $772,533,117)		728,868,472

SHORT-TERM INVESTMENT - 8.80%

Time Deposit - 8.80%

State Street Bank
3.850% due 01/02/08	67,972,000	67,972,000

Total Short-Term Investment (Cost $67,972,000)		67,972,000

TOTAL INVESTMENTS - 103.15% (Cost $840,505,117)		796,840,472

OTHER ASSETS & LIABILITIES, NET - (3.15%)		(24,302,900)

NET ASSETS - 100.00%		$772,537,572

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	33.41%
Health Care	14.28%
Utilities	13.86%
Short-Term Investment	8.80%
Financial Services	6.82%
Materials & Processing	6.39%
Autos & Transportation	6.29%
Technology	5.79%
Producer Durables	3.12%
Integrated Oils	1.84%
Energy	1.77%
Multi-Industry	0.78%

	103.15%
Other Assets & Liabilities, Net	(3.15%	)

	100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	8.53%
BB	11.17%
B	74.33%
CCC	3.25%
Not Rated	2.72%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $5,979,316 or 0.77% of the net assets were in default as of December 31, 2007.

(e)	9.76% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007
(f)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $5,991,208 or 0.78% of the net assets as of December 31, 2007, which could be extended at the option of the borrower.

	Unfunded Loan	Unrealized
Borrower	Commitments	Depreciation

Bausch & Lomb Inc (Delayed Draw Term Loan)	$800,000	($169)
Bausch & Lomb Inc (Dollar Revolving Credit Loan)	2,000,000	(62,859)
Fenwal Inc (1st Lien Delayed Draw Term Loan)	1,678,571	(107,194)
FleetCor Technologies Operating Co LLC Tranche 2 (Delayed Draw Term Loan)	500,000	(22,804)
HUB International Ltd (Delayed Draw Term Loan)	395,098	(17,690)
Las Vegas Sands LLC (Delayed Draw Term Loan)	116,667	(1,515)
Univision Communications Inc (Delayed Draw Term Loan)	500,872	(35,363)

	$5,991,208	($247,594)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments
December 31, 2007

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 32.24%

Autos & Transportation - 0.39%

DaimlerChrysler Finance North America LLC
5.875% due 03/15/11	$4,700,000	$4,772,530
Tenneco Inc
8.125% due 11/15/15 ~	1,120,000	1,114,400
The Goodyear Tire & Rubber Co
9.000% due 07/01/15 †	6,000	6,390
TRW Automotive Inc
7.000% due 03/15/14 † ~	1,100,000	1,017,500
7.250% due 03/15/17 ~	1,000,000	902,500

		7,813,320

Consumer Discretionary - 2.61%

Allied Waste North America Inc
7.250% due 03/15/15	840,000	840,000
CCO Holdings LLC
8.750% due 11/15/13 †	975,000	936,000
Corrections Corp of America
6.250% due 03/15/13	320,000	316,800
CVS Lease Pass-Through Trust
6.036% due 12/10/28 ~	3,432,179	3,305,078
Dex Media West LLC
9.875% due 08/15/13	1,645,000	1,714,912
DIRECTV Holdings LLC
6.375% due 06/15/15	1,005,000	969,825
EchoStar DBS Corp
7.125% due 02/01/16	1,225,000	1,255,625
Iron Mountain Inc
6.625% due 01/01/16 †	1,645,000	1,564,806
7.750% due 01/15/15	160,000	163,600
Jarden Corp
7.500% due 05/01/17 †	1,075,000	929,875
K2 Inc
5.610% due 02/15/10 ¤ ▼	4,000,000	2,256,000
6.010% due 02/15/10 ¤ ▼	6,000,000	3,384,000
Kohl’s Corp
6.875% due 12/15/37	2,315,000	2,253,738
McDonald’s Corp
6.300% due 10/15/37	1,495,000	1,555,675
MGM MIRAGE
6.750% due 04/01/13	665,000	648,375
7.500% due 06/01/16 †	1,000,000	990,000
News America Inc
6.200% due 12/15/34	1,000,000	988,983
Quebecor Media Inc (Canada)
7.750% due 03/15/16 ~	1,150,000	1,098,250
Quebecor World Capital Corp (Canada)
8.750% due 03/15/16 ~	600,000	444,750
Sealy Mattress Co
8.250% due 06/15/14	1,195,000	1,147,200
Simmons Co
10.000% due 12/15/14 §	2,095,000	1,560,775
Sinclair Broadcast Group Inc
8.000% due 03/15/12	4,000	4,095
Spectrum Brands Inc
7.375% due 02/01/15	115,000	85,675
Steinway Musical Instruments Inc
7.000% due 03/01/14 ~	800,000	736,000
Target Corp
6.500% due 10/15/37 †	1,755,000	1,769,761
The Home Depot Inc
5.116% due 12/16/09 §	1,925,000	1,886,791
5.875% due 12/16/36	2,815,000	2,383,072
Time Warner Entertainment Co LP
8.375% due 07/15/33	890,000	1,075,237
Time Warner Inc
5.109% due 11/13/09 §	2,800,000	2,732,318
5.875% due 11/15/16	2,790,000	2,777,593
United Rentals North America Inc
6.500% due 02/15/12	25,000	22,812
Viacom Inc
5.341% due 06/16/09 §	1,900,000	1,877,932
Visant Holding Corp
0.000% due 12/01/13 §	320,000	300,800
8.750% due 12/01/13	1,095,000	1,095,000
Wal-Mart Stores Inc
5.250% due 09/01/35	1,730,000	1,539,799
5.375% due 04/05/17	4,815,000	4,924,368
6.500% due 08/15/37 †	830,000	876,951
WMG Acquisition Corp
7.375% due 04/15/14	500,000	387,500

		52,799,971

Consumer Staples - 0.84%

Constellation Brands Inc
7.250% due 09/01/16	1,480,000	1,394,900
Diageo Capital PLC (United Kingdom)
5.750% due 10/23/17	4,630,000	4,664,947
Kraft Foods Inc
6.000% due 02/11/13	5,360,000	5,516,662
Safeway Inc
6.350% due 08/15/17 †	2,575,000	2,688,663
The Kroger Co
6.400% due 08/15/17	2,610,000	2,734,737

		16,999,909

Energy - 1.92%

Abu Dhabi National Energy Co (United Arab Emirates)
5.620% due 10/25/12 ~	8,965,000	9,109,668
Anadarko Petroleum Corp
5.391% due 09/15/09 §	1,975,000	1,945,221
Chesapeake Energy Corp
6.500% due 08/15/17 †	650,000	630,500
Enterprise Products Operating LP
6.300% due 09/15/17	4,360,000	4,469,031
Gaz Capital for Gazprom (Russia)
7.288% due 08/16/37 † ~	8,350,000	8,469,405
Gazprom International SA (Russia)
7.201% due 02/01/20	3,625,616	3,710,093
Nakilat Inc (Qatar)
6.067% due 12/31/33 ~	2,795,000	2,558,222
NRG Energy Inc
7.375% due 02/01/16	2,060,000	2,013,650
ONEOK Partners LP
5.900% due 04/01/12	1,280,000	1,317,321
Transocean Inc (Cayman)
6.800% due 03/15/38	1,900,000	1,944,937
Valero Energy Corp
6.625% due 06/15/37	2,655,000	2,682,447

		38,850,495

Financial Services - 18.46%

American General Finance Corp
6.900% due 12/15/17	8,610,000	8,633,962
Arch Western Finance LLC
6.750% due 07/01/13	1,680,000	1,638,000
Bancaja U.S. Debt SAU (Spain)
5.403% due 07/10/09 ~ §	2,000,000	1,939,624
Banco Sabadell SA (Spain)
5.251% due 04/23/10 ~ §	2,700,000	2,577,020
Bank of America NA
5.133% due 06/12/09 §	11,000,000	10,978,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Bank of Scotland PLC (United Kingdom)
5.250% due 02/21/17 † ~	$3,085,000	$3,149,992
Barclays Bank PLC (United Kingdom)
5.926% due 12/15/99 ~ §	3,060,000	2,852,091
7.434% due 12/15/99 † ~ §	2,400,000	2,498,342
BNP Paribas (France)
7.195% due 12/25/56 ~ §	2,600,000	2,571,114
CAM US Finance SA Sociedad Unipersonal (Spain)
5.061% due 02/01/10 ~ §	4,000,000	3,837,920
Caterpillar Financial Services Corp
4.929% due 08/11/09 §	2,250,000	2,238,322
4.965% due 05/18/09 §	1,750,000	1,745,718
Citigroup Capital XXI
8.300% due 12/21/77 §	2,770,000	2,900,617
Citigroup Inc
6.000% due 08/15/17	3,515,000	3,592,657
6.125% due 11/21/17	3,630,000	3,735,600
Commonwealth Bank of Australia (Australia)
6.024% due 12/31/99 ~ §	3,985,000	3,720,081
Countrywide Financial Corp
5.800% due 06/07/12	3,005,000	2,197,133
Credit Agricole SA (France)
5.103% due 05/28/10 ~ §	10,000,000	10,003,870
6.637% due 05/30/57 ~ §	4,340,000	4,033,270
Credit Suisse USA Inc
5.276% due 12/09/08 §	3,500,000	3,500,290
5.500% due 08/16/11	680,000	699,286
Depfa ACS Bank (Ireland)
5.125% due 03/16/37 † ~	3,285,000	3,259,163
Deutsche Bank AG (Germany)
5.375% due 10/12/12 †	4,495,000	4,610,656
Discover Financial Services
5.663% due 06/11/10 ~ §	6,525,000	6,214,312
Ford Motor Credit Co
7.800% due 06/01/12	2,165,000	1,899,666
General Electric Capital Corp
5.095% due 10/26/09 §	1,500,000	1,496,984
6.150% due 08/07/37 †	1,105,000	1,178,106
General Motors Acceptance Corp
6.875% due 08/28/12	1,040,000	872,306
Genworth Financial Inc
5.231% due 05/16/09	8,600,000	8,666,194
Glitnir Banki HF (Iceland)
5.620% due 01/21/11 ~ §	4,425,000	4,300,817
Goldman Sachs Capital II
5.793% due 06/01/43 §	3,875,000	3,453,249
HBOS PLC (United Kingdom)
5.920% due 10/01/99 ~ §	5,900,000	5,153,792
6.657% due 11/21/99 ~ §	1,650,000	1,370,822
HSBC Finance Corp
4.125% due 12/15/08	6,289,000	6,232,839
5.031% due 06/19/09 † §	1,480,000	1,458,351
ICICI Bank Ltd (India)
5.788% due 01/12/10 ~ §	1,950,000	1,925,758
International Lease Finance Corp
5.250% due 05/24/10 §	1,625,000	1,603,738
iStar Financial Inc
5.514% due 03/03/08 §	2,775,000	2,750,214
Kaupthing Bank HF (Iceland)
5.750% due 10/04/11 ~	5,245,000	4,936,993
5.943% due 01/15/10 ~ §	3,625,000	3,614,270
Landsbanki Islands HF (Iceland)
6.100% due 08/25/11 ~	5,210,000	5,138,894
Lehman Brothers Holdings Capital Trust VII
5.857% due 11/30/56 §	5,120,000	4,567,475
Lehman Brothers Holdings Inc
5.092% due 05/29/08 §	3,500,000	3,484,520
5.170% due 05/25/10 §	5,000,000	4,809,600
5.250% due 02/06/12	1,780,000	1,762,889
5.750% due 01/03/17	3,380,000	3,252,574
Liberty Mutual Group Inc
7.500% due 08/15/36 ~	2,700,000	2,642,180
Lincoln National Corp
7.000% due 05/17/66 §	4,810,000	4,836,922
Links Finance Corp (Cayman)
5.944% due 06/15/10 ~ § ▼	5,000,000	3,435,260
LVB Acquisition Merger Sub Inc
10.375% due 10/15/17 ~	2,450,000	2,456,125
Merrill Lynch & Co Inc
4.960% due 08/14/09 §	4,000,000	3,915,952
5.406% due 09/09/09 §	1,500,000	1,492,982
6.050% due 08/15/12	2,490,000	2,540,330
6.110% due 01/29/37	960,000	850,541
6.220% due 09/15/26	775,000	715,495
MetLife Capital Trust IV
7.875% due 12/15/37 ~	3,500,000	3,576,412
Metropolitan Life Global Funding I
4.945% due 05/17/10 ~ §	10,000,000	9,933,020
Mizuho Capital Investment USD 1 Ltd (Cayman)
6.686% due 12/30/99 ~ §	3,286,000	3,079,343
Monumental Global Funding II
2.800% due 07/15/08 ~	8,350,000	8,257,382
Morgan Stanley
4.975% due 05/07/10 §	6,500,000	6,325,364
5.333% due 01/15/10 §	4,150,000	4,105,570
5.450% due 01/09/17	5,155,000	5,009,474
5.625% due 01/09/12	700,000	712,707
MUFG Capital Finance 1 Ltd (Cayman)
6.346% due 07/25/99 §	2,460,000	2,333,706
Nationwide Financial Services Inc
6.750% due 05/15/67 †	2,400,000	2,217,346
PNC Funding Corp
5.252% due 06/12/09 §	11,000,000	10,965,504
QBE Capital Funding II LP (United Kingdom)
6.797% due 12/31/99 † ~ §	2,895,000	2,776,875
Reinsurance Group of America Inc
6.750% due 12/15/65 §	1,920,000	1,727,649
Santander Perpetual SA Unipersonal (Spain)
6.671% due 04/24/56 † ~ §	5,500,000	5,524,607
Santander U.S. Debt SA Unipersonal (Spain)
4.970% due 09/19/08 ~ §	3,000,000	2,990,220
Shinsei Finance II (Cayman)
7.160% due 07/25/99 ~ §	8,290,000	7,018,007
SLM Corp
5.224% due 07/27/09 † §	2,750,000	2,587,805
SMFG Preferred Capital USD 1 Ltd (Cayman)
6.078% due 12/31/49 ~ §	2,955,000	2,736,980
Societe Generale (France)
5.922% due 07/05/59 † ~ §	3,880,000	3,596,582
Standard Chartered PLC (United Kingdom)
6.409% due 01/01/99 ~ §	3,900,000	3,538,107
Swiss Re Capital I LP (United Kingdom)
6.854% due 05/25/99 ~ §	6,335,000	6,234,426
The Bank of New York Mellon Corp
4.845% due 06/29/10 §	7,500,000	7,422,578
The Bear Stearns Cos Inc
5.025% due 05/18/10 §	5,840,000	5,522,176
5.105% due 02/23/10 §	3,500,000	3,289,244
5.416% due 09/09/09 §	1,750,000	1,682,188
The Goldman Sachs Group Inc
4.943% due 06/28/10 §	4,500,000	4,401,756
4.974% due 06/23/09 §	2,675,000	2,632,946
5.625% due 01/15/17	1,165,000	1,139,696
5.950% due 01/15/27	3,270,000	2,977,273
6.750% due 10/01/37	2,645,000	2,599,702
The Hartford Financial Services Group Inc
5.550% due 08/16/08	2,500,000	2,506,145

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
The Royal Bank of Scotland Group PLC (United Kingdom)
6.990% due 04/05/56 ~ §	$4,600,000	$4,594,176
7.640% due 03/31/56 §	3,600,000	3,707,464
The Travelers Cos Inc
6.250% due 03/15/37 §	2,860,000	2,686,644
TRAINS
7.117% due 05/01/16 ~	1,850,000	1,796,848
VTB 24 Capital PLC (Ireland)
5.971% due 12/07/09 §	6,500,000	6,272,500
VTB Capital SA for Vneshtorgbank (Luxembourg)
5.494% due 08/01/08 ~ §	5,200,000	5,154,500
Wachovia Bank NA
6.600% due 01/15/38	2,080,000	2,097,274
Wachovia Capital Trust III
5.800% due 09/15/99 §	5,725,000	5,119,169
Washington Mutual Inc
5.170% due 08/24/09 §	1,480,000	1,322,121
Washington Mutual Preferred Funding I
6.534% due 12/31/99 † ~ §	2,500,000	1,547,252
Washington Mutual Preferred Funding II
6.665% due 12/31/99 † ~ §	2,500,000	1,477,150
Washington Mutual Preferred Funding III
6.895% due 12/15/99 ~ §	4,800,000	2,834,467
WEA Finance LLC (Australia)
5.700% due 10/01/16 ~	5,275,000	5,054,241
Woori Bank (South Korea)
6.208% due 05/02/37 ~ §	3,710,000	3,226,127
XL Capital Ltd (Cayman)
6.500% due 12/31/99 §	5,105,000	4,471,046
ZFS Finance USA Trust II
6.450% due 12/15/65 ~ §	2,445,000	2,282,148

		373,007,664

Health Care - 0.79%

Community Health Systems Inc
8.875% due 07/15/15	1,540,000	1,576,575
CVS Caremark Corp
5.441% due 06/01/10 §	6,500,000	6,434,630
Fresenius Medical Care Capital Trust II
7.875% due 02/01/08	250,000	250,312
HCA Inc
9.250% due 11/15/16	180,000	189,450
9.625% due 11/15/16 †	2,045,000	2,167,700
UnitedHealth Group Inc
5.090% due 06/21/10 ~ §	5,525,000	5,381,963

		16,000,630

Integrated Oils - 1.24%

Canadian Natural Resources Ltd (Canada)
6.250% due 03/15/38	2,770,000	2,715,528
Citic Resources Finance Ltd (United Kingdom)
6.750% due 05/15/14 ~	3,644,000	3,425,360
EnCana Corp (Canada)
6.625% due 08/15/37	1,375,000	1,436,977
Nexen Inc (Canada)
6.400% due 05/15/37	2,500,000	2,504,038
Pemex Project Funding Master Trust
7.043% due 10/15/09 §	2,500,000	2,569,375
Petroleos de Venezuela SA (Venezuela)
5.500% due 04/12/37	10,885,000	6,422,150
Qatar Petroleum (Qatar)
5.579% due 05/30/11 ~	1,905,610	1,946,109
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar)
5.832% due 09/30/16 ~	3,920,000	3,988,606

		25,008,143

Materials & Processing - 0.28%

Georgia-Pacific Corp
7.700% due 06/15/15	280,000	277,200
Huntsman LLC
11.500% due 07/15/12	300,000	328,500
Ineos Group Holdings PLC (United Kingdom)
8.500% due 02/15/16 † ~	800,000	716,000
Nalco Co
7.750% due 11/15/11	275,000	279,812
8.875% due 11/15/13 †	920,000	963,700
Owens Corning Inc
7.000% due 12/01/36	1,895,000	1,714,750
Owens-Brockway Glass Container Inc
8.250% due 05/15/13	225,000	234,562
PolyOne Corp
8.875% due 05/01/12	500,000	511,250
Terra Capital Inc
7.000% due 02/01/17	690,000	677,925

		5,703,699

Multi-Industry - 0.39%

General Electric Co
5.250% due 12/06/17	5,535,000	5,533,771
Siemens Financieringsmaatschappij NV (Netherlands)
4.920% due 08/14/09 ~ §	2,250,000	2,251,496

		7,785,267

Producer Durables - 0.62%

ACCO Brands Corp
7.625% due 08/15/15	860,000	771,850
John Deere Capital Corp
5.304% due 07/16/10 §	10,000,000	9,920,330
K. Hovnanian Enterprises Inc
8.625% due 01/15/17 †	485,000	356,475
United Technologies Corp
5.194% due 06/01/09 §	1,500,000	1,491,016

		12,539,671

Technology - 0.96%

Freescale Semiconductor Inc
9.125% due 12/15/14	490,000	418,950
Hewlett-Packard Co
5.051% due 06/15/10 §	11,000,000	10,961,181
IBM International Group Capital LLC
5.050% due 10/22/12	3,030,000	3,089,882
L-3 Communications Corp
5.875% due 01/15/15	835,000	809,950
6.375% due 10/15/15	400,000	396,000
NXP BV (Netherlands)
9.500% due 10/15/15 †	950,000	872,812
Open Solutions Inc
9.750% due 02/01/15 ~	525,000	481,031
Sensata Technologies BV (Netherlands)
8.000% due 05/01/14	1,020,000	963,900
SunGard Data Systems Inc
9.125% due 08/15/13 †	650,000	664,625
10.250% due 08/15/15	725,000	744,938

		19,403,269

Utilities - 3.74%

AEP Texas Central Transition Funding LLC
5.306% due 07/01/20	2,500,000	2,397,384
America Movil SAB de CV (Mexico)
4.958% due 06/27/08 ~ §	2,000,000	1,990,000
AT&T Inc
4.959% due 05/15/08 §	2,000,000	1,998,322
6.300% due 01/15/38	6,450,000	6,575,382

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
AT&T Wireless Services Inc
7.875% due 03/01/11	$1,000,000	$1,083,725
8.750% due 03/01/31	1,000,000	1,299,672
BellSouth Corp
4.200% due 09/15/09	4,200,000	4,176,690
4.969% due 08/15/08 §	1,900,000	1,897,253
Comcast Corp
5.543% due 07/14/09 §	3,050,000	3,040,011
6.950% due 08/15/37	7,135,000	7,725,821
Consolidated Communications IL
9.750% due 04/01/12	395,000	408,825
Cricket Communications Inc
9.375% due 11/01/14	550,000	511,500
Dominion Resources Inc
5.150% due 07/15/15	4,500,000	4,361,031
Energy Future Holdings Corp
10.875% due 11/01/17 ~	100,000	101,000
Intelsat Bermuda Ltd (Bermuda)
9.250% due 06/15/16	200,000	202,000
Kinder Morgan Energy Partners LP
6.500% due 02/01/37	2,340,000	2,320,215
MetroPCS Wireless Inc
9.250% due 11/01/14	1,180,000	1,115,100
MidAmerican Energy Holdings Co
6.125% due 04/01/36 †	3,175,000	3,178,029
6.500% due 09/15/37	2,400,000	2,514,713
Pacificorp
6.250% due 10/15/37	2,370,000	2,455,872
Qwest Communications International Inc
8.369% due 02/15/09 §	151,000	151,755
Sprint Nextel Corp
6.000% due 12/01/16	5,920,000	5,679,725
Tampa Electric Co
6.550% due 05/15/36	2,000,000	2,063,616
Telefonica Emisiones SAU (Spain)
5.226% due 06/19/09 §	3,500,000	3,475,528
5.855% due 02/04/13	7,625,000	7,854,116
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15 ~	950,000	945,250
The AES Corp
8.750% due 05/15/13 ~	16,000	16,780
Time Warner Cable Inc
6.550% due 05/01/37	1,565,000	1,601,371
Verizon Communications Inc
5.350% due 02/15/11 †	2,700,000	2,767,902
Virginia Electric & Power Co
6.350% due 11/30/37 †	1,680,000	1,728,621

		75,637,209

Total Corporate Bonds & Notes (Cost $674,080,635)		651,549,247

MORTGAGE-BACKED SECURITIES - 64.50%

Collateralized Mortgage Obligations - 20.65%

American Home Mortgage Assets
5.055% due 09/25/46 “ §	8,497,428	7,934,574
Arran Residential Mortgages Funding PLC (United Kingdom)
5.318% due 04/12/56 ~ “ §	2,325,000	2,278,233
Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/38 “	4,000,000	3,934,253
5.711% due 09/11/38 “ §	6,625,000	6,854,964
5.713% due 06/13/40 “ §	28,020,000	28,664,085
Bear Stearns Mortgage Funding Trust
5.045% due 07/25/37 “ §	10,718,664	9,821,180
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/49 “	6,125,000	6,118,507
5.617% due 10/15/48 “	4,750,000	4,851,320
Commercial Mortgage Pass-Through Certificates
5.768% due 06/10/46 “ §	5,000,000	5,187,843
Countrywide Alternative Loan Trust
5.035% due 01/25/37 “ §	8,825,000	8,382,495
5.055% due 07/25/46 “ §	6,709,554	6,298,366
5.075% due 04/25/47 “ §	17,446,933	16,880,513
5.115% due 09/25/47 “ §	9,667,912	9,136,177
5.149% due 07/20/46 “ §	16,420,776	14,803,476
5.159% due 09/20/46 “ §	7,296,890	6,708,043
6.500% due 09/25/36 “	6,654,520	6,654,410
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/40 “	8,000,000	8,021,148
5.542% due 01/15/49 “ §	20,000,000	20,255,808
6.005% due 09/15/39 “ §	14,000,000	14,337,611
Downey Savings & Loan Association Mortgage Loan Trust
5.255% due 10/19/45 “ §	5,961,965	5,664,675
Fannie Mae
6.500% due 09/25/33 - 01/25/34 “ ±	13,316,394	13,643,826
Fannie Mae (IO)
2.635% due 04/25/32 “ §	22,205,788	1,862,006
First Horizon Alternative Mortgage Securities
6.000% due 08/25/36 “	4,230,581	4,210,944
Freddie Mac
5.000% due 10/15/34 “	13,273,897	12,366,489
Freddie Mac (IO)
2.073% due 05/15/36 “ §	15,036,301	1,307,026
2.123% due 02/15/36 - 05/15/36 “ § ±	99,714,697	8,905,866
2.173% due 09/15/29 - 08/15/35 “ § ±	13,718,046	1,016,260
2.673% due 08/15/36 “ §	6,169,949	589,996
Greenpoint Mortgage Funding Trust
5.045% due 01/25/37 “ §	4,659,638	4,351,791
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 “	4,025,000	4,056,500
Harborview Mortgage Loan Trust
5.115% due 03/19/38 “ §	3,790,987	3,555,804
5.145% due 07/19/46 “ §	5,306,334	5,064,922
5.155% due 09/19/37 “ §	17,813,682	16,773,792
5.165% due 05/19/47 “ §	2,782,469	2,578,030
IndyMac Index Mortgage Loan Trust
5.035% due 01/25/37 “ §	4,685,272	4,437,774
5.045% due 02/25/37 “ §	4,401,159	3,815,170
5.085% due 04/25/46 “ §	3,441,526	3,232,732
5.105% due 06/25/37 “ §	7,779,064	7,571,215
5.125% due 06/25/35 “ §	7,706,078	7,292,152
5.165% due 08/25/35 “ §	4,947,377	4,690,931
5.947% due 09/25/36 “ §	1,284,790	1,273,844
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/40 “	4,000,000	4,025,048
5.430% due 02/15/40 “	11,000,000	11,069,800
6.081% due 06/15/38 “ §	1,575,000	1,646,541
Lehman Brothers Floating Rate Commercial Mortgage Trust
5.148% due 09/15/21 ~ “ §	2,677,080	2,638,532
Lehman Mortgage Trust
6.000% due 05/25/37 “	3,251,230	3,208,389
Merrill Lynch Mortgage Trust
5.842% due 05/12/39 “ §	6,005,000	6,193,693
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/51 “ §	2,580,000	2,601,524

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Morgan Stanley Capital I
5.364% due 03/15/44 “	$6,025,000	$6,029,766
5.447% due 02/12/44 “ §	3,175,000	3,188,602
Permanent Master Issuer PLC (United Kingdom)
5.283% due 10/15/15 “ §	5,375,000	5,358,285
Residential Accredit Loans Inc
5.025% due 02/25/37 “ §	2,339,533	2,185,049
5.055% due 04/25/46 “ §	5,173,608	4,850,118
5.075% due 04/25/46 “ §	1,926,211	1,812,521
6.000% due 11/25/36 “	6,064,810	5,833,114
Residential Asset Securitization Trust
6.000% due 08/25/36 “	4,028,597	3,793,274
Structured Asset Mortgage Investments Inc
5.045% due 06/25/36 “ §	5,710,517	5,562,935
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/43 “	7,000,000	6,992,080
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.000% due 07/25/36 “	2,251,842	2,234,788
Washington Mutual Mortgage Pass-Through Certificates
5.135% due 12/25/45 “ §	3,533,320	3,347,929
Wells Fargo Mortgage-Backed Securities Trust
5.500% due 05/25/37 “	6,164,695	6,172,927
6.000% due 06/25/37 - 08/25/37 “ ±	23,381,707	23,310,343

		417,440,009

Fannie Mae - 25.58%

4.500% due 01/17/38 “	17,600,000	17,325,000
5.000% due 01/14/38 - 02/12/38 “ ±	57,545,000	56,656,471
5.500% due 01/14/38 - 01/17/38 “ ±	104,465,000	105,158,142
6.000% due 01/14/38 - 02/12/38 “ ±	98,665,000	100,843,351
6.500% due 01/14/38 “	159,230,000	163,683,504
7.000% due 06/01/26 - 01/14/38 “ † ±	70,573,667	73,428,539

		517,095,007

Freddie Mac - 14.40%

5.000% due 01/14/38 - 02/12/38 “ ±	115,325,000	112,479,662
5.418% due 06/01/37 “ §	1,135,944	1,139,187
5.453% due 07/01/37 “ §	2,135,149	2,141,702
5.500% due 10/01/37 - 01/14/38 “ ±	27,670,130	27,615,016
5.559% due 06/01/37 “ §	10,723,352	10,771,414
5.580% due 06/01/37 “ §	1,397,934	1,407,928
5.841% due 11/01/36 “ §	7,061,102	7,175,612
5.870% due 01/01/37 “ §	1,877,033	1,906,446
6.000% due 01/14/38 “	92,850,000	94,228,265
6.500% due 01/14/38 “	31,315,000	32,190,849

		291,056,081

Government National Mortgage Association - 3.87%

6.000% due 01/22/38 “	26,345,000	26,974,804
6.500% due 01/22/38 “	49,565,000	51,183,595

		78,158,399

Total Mortgage-Backed Securities (Cost $1,304,708,498)		1,303,749,496

ASSET-BACKED SECURITIES - 14.09%

Accredited Mortgage Loan Trust
5.015% due 09/25/36 “ §	3,500,000	3,116,910
American Express Credit Account Master Trust
5.018% due 12/17/12 “ §	11,000,000	10,939,953
AmeriCredit Automobile Receivables Trust
5.370% due 10/06/09 “	2,406,985	2,406,234
Asset-Backed Securities Corp Home Equity
5.005% due 07/25/36 “ §	2,500,000	1,992,188
5.285% due 05/25/35 “ §	3,000,000	2,681,588
Bank of America Credit Card Trust
5.258% due 11/15/11 “ §	3,000,000	2,936,639
Capital One Auto Finance Trust
5.030% due 04/15/12 “	15,000,000	14,948,445
5.070% due 07/15/11 “	7,000,000	6,980,316
Capital One Multi-Asset Execution Trust
4.950% due 08/15/12 “	29,665,000	30,007,355
Capital One Prime Auto Receivables Trust
5.430% due 02/15/10 “	5,000,000	5,003,905
Citibank Credit Card Issuance Trust
4.972% due 05/21/12 “ §	20,000,000	19,878,400
5.470% due 01/09/12 “ §	3,775,000	3,625,182
Citigroup Mortgage Loan Trust Inc
4.935% due 05/25/37 “ §	4,329,285	4,158,144
5.015% due 08/25/36 “ §	2,000,000	1,830,064
5.045% due 03/25/37 “ §	3,500,000	2,927,001
5.906% due 05/25/36 “ §	16,510	16,463
Countrywide Asset-Backed Certificates
4.925% due 11/25/37 “ §	17,311,060	16,694,965
5.015% due 04/25/46 “ §	5,000,000	4,442,922
Credit-Based Asset Servicing & Securitization LLC
5.891% due 02/25/37 “ §	3,464,465	3,447,119
DaimlerChrysler Auto Trust
5.380% due 03/08/11 “	3,200,000	3,221,002
First Franklin Mortgage Loan Asset-Backed Certificates
5.015% due 05/25/36 “ §	6,250,000	5,604,040
Ford Credit Auto Owner Trust
5.420% due 07/15/09 “	825,634	825,763
5.420% due 04/15/10 “	4,000,000	4,019,836
GE Dealer Floorplan Master Note Trust
4.959% due 04/20/11 “ §	2,250,000	2,231,019
GSAA Trust
5.025% due 07/25/36 “ §	3,500,000	2,780,858
Harley-Davidson Motorcycle Trust
5.350% due 03/15/13 “	3,250,000	3,271,837
5.420% due 02/15/10 “	478,510	478,585
Helios Finance LP (Cayman)
5.649% due 10/20/14 ~ “ §	4,000,000	3,826,960
Home Equity Asset Trust
5.295% due 02/25/36 “ §	2,000,000	1,624,964
Household Automotive Trust
5.300% due 11/17/11 “	4,250,000	4,279,260
Lehman XS Trust
5.125% due 02/25/46 “ §	15,565,899	14,779,011
Merrill Lynch First Franklin Mortgage Loan Trust
5.045% due 06/25/37 “ §	15,000,000	13,193,044
Morgan Stanley Asset-Backed Securities Capital I
5.015% due 06/25/36 “ §	5,250,000	4,560,834
Nationstar NIM Trust (Cayman)
8.000% due 06/25/37 ~ “	1,189,989	567,476
Nelnet Student Loan Trust
5.074% due 04/27/20 “ §	2,198,587	2,200,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Option One Mortgage Loan Trust
4.955% due 04/25/37 “ §	$4,392,904	$4,307,854
5.115% due 07/25/37 “ §	6,000,000	3,351,646
Residential Asset Mortgage Products Inc
5.275% due 11/25/35 “ §	2,000,000	1,822,117
Residential Asset Securities Corp
5.015% due 06/25/36 “ §	7,000,000	6,534,485
5.275% due 11/25/35 “ §	3,820,000	3,525,097
Soundview Home Equity Loan Trust
5.015% due 06/25/36 “ §	5,000,000	4,609,840
5.075% due 06/25/37 “ §	11,355,000	9,194,150
5.185% due 07/25/36 “ §	3,500,000	2,190,394
5.465% due 01/25/37 “ §	2,625,000	833,272
Triad Auto Receivables Owner Trust
5.280% due 02/13/12 “	14,000,000	14,074,565
5.410% due 08/12/11 “	5,860,114	5,865,611
UPFC Auto Receivables Trust
5.460% due 06/15/10 “	4,365,592	4,384,438
USAA Auto Owner Trust
5.370% due 02/15/12 “	5,500,000	5,578,972
Wachovia Auto Loan Owner Trust
5.280% due 04/20/10 ~ “	901,879	901,879
5.350% due 05/20/10 ~ “	1,149,413	1,149,592
Washington Mutual Asset-Backed Certificates
4.955% due 05/25/37 “ §	5,946,688	5,743,056
5.125% due 06/25/37 “ §	7,000,000	3,380,431
Wells Fargo Home Equity Trust
5.015% due 01/25/37 “ §	2,000,000	1,775,308

Total Asset-Backed Securities (Cost $306,269,602)		284,721,387

U.S. GOVERNMENT AGENCY ISSUES - 7.43%

Fannie Mae
6.000% due 05/15/11	31,500,000	33,828,669
7.250% due 01/15/10 †	35,000,000	37,529,135
7.250% due 05/15/30	5,000,000	6,589,660
Farmer Mac Guaranteed Notes Trust
5.125% due 04/19/17 ~	8,400,000	8,719,796
Federal Home Loan Bank
5.000% due 11/17/17 †	15,000,000	15,582,855
5.750% due 05/15/12	5,000,000	5,373,060
Freddie Mac
4.625% due 12/19/08 †	14,500,000	14,581,794
4.875% due 02/17/09 †	13,600,000	13,745,738
5.250% due 04/18/16 †	9,400,000	9,991,467
6.750% due 03/15/31 †	3,400,000	4,274,123

Total U.S. Government Agency Issues (Cost $145,048,058)		150,216,297

U.S. TREASURY OBLIGATIONS - 4.04%

U.S. Treasury Bonds - 2.31%

4.750% due 02/15/37	215,000	225,078
5.375% due 02/15/31 †	15,670,000	17,659,369
6.125% due 08/15/29 †	6,325,000	7,739,727
6.625% due 02/15/27 †	10,095,000	12,815,138
8.000% due 11/15/21 †	6,000,000	8,213,442

		46,652,754

U.S. Treasury Notes - 1.73%

4.125% due 08/31/12 †	6,900,000	7,106,462
4.250% due 09/30/12 †	3,740,000	3,872,362
4.500% due 02/15/09 ‡	3,025,000	3,071,558
4.500% due 05/15/10 ‡	12,715,000	13,143,139
4.625% due 12/31/11 † ‡	7,460,000	7,827,174

		35,020,695

Total U.S. Treasury Obligations (Cost $77,516,450)		81,673,449

FOREIGN GOVERNMENT BONDS & NOTES - 2.02%

Republic of Argentina (Argentina)
5.389% due 08/03/12 §	4,400,000	2,470,600
7.000% due 10/03/15	4,150,000	3,442,425
Republic of Brazil (Brazil)
12.250% due 03/06/30	1,990,000	3,457,625
Republic of Venezuela (Venezuela)
9.375% due 01/13/34	110,000	109,725
Russian Federation Government Bond (Russia)
12.750% due 06/24/28	2,385,000	4,335,429
Ukraine Government Bond (Ukraine)
6.580% due 11/21/16 ~	1,050,000	1,031,625
6.580% due 11/21/16	6,005,000	5,939,846
6.875% due 03/04/11	1,585,000	1,619,394
7.650% due 06/11/13	1,225,000	1,298,255
8.693% due 08/05/09 §	585,000	602,597
United Kingdom Gilt (United Kingdom)
4.500% due 12/07/42	GBP 3,175,000	6,572,520
United Mexican States (Mexico)
5.943% due 01/13/09 §	$3,450,000	3,461,213
8.000% due 09/24/22	5,200,000	6,403,800

Total Foreign Government Bonds & Notes (Cost $40,894,154)		40,745,054

PURCHASED OPTIONS - 0.52%
(See Note (i) to Notes to Schedule of Investments) (Cost $10,863,875)		10,564,606

SHORT-TERM INVESTMENTS - 16.51%

Commercial Paper - 12.82%

Clipper Receivables Co LLC
6.050% due 01/24/08	36,500,000	36,358,917
Market Street Funding LLC
6.050% due 01/16/08	75,000,000	74,810,938
6.100% due 01/07/08	30,000,000	29,969,500
Ranger Funding Co LLC
5.150% due 01/08/08	25,250,000	25,224,715
Three Pillars Funding Corp
5.850% due 01/15/08	42,972,000	42,874,239
Ticonderoga Funding LLC
5.700% due 01/14/08	50,000,000	49,897,083

		259,135,392

Time Deposit - 3.69%

State Street Bank 3.850% due 01/02/08	74,532,000	74,532,000

Total Short-Term Investments (Cost $333,667,392)		333,667,392

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 141.35% (Cost $2,893,048,664)		2,856,886,928

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.40%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $190,027,093)	190,027,093	$190,027,093

TOTAL INVESTMENTS - 150.75% (Cost $3,083,075,757)		3,046,914,021

OTHER ASSETS & LIABILITIES, NET - (50.75%)		(1,025,717,013)

NET ASSETS - 100.00%		$2,021,197,008

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	64.50%
Corporate Bonds & Notes	32.24%
Short-Term Investments & Securities Lending Collateral	25.91%
Asset-Backed Securities	14.09%
U.S. Government Agency Issues	7.43%
U.S. Treasury Obligations	4.04%
Foreign Government Bonds & Notes	2.02%
Purchased Options	0.52%

	150.75%
Other Assets & Liabilities, Net	(50.75%	)

	100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	63.99%
A-1 (Short-Term Debt only)	2.62%
AA	4.69%
A	8.54%
BBB	7.33%
BB	1.20%
B	1.71%
CCC	0.22%
Not Rated	9.70%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $5,640,000 or 0.28% of the net assets were in default as of December 31, 2007.

(e)	0.45% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Buy	CAD	7,707,000	01/08	($89,496)
Sell	CAD	7,707,000	01/08	377,495
Sell	GBP	3,291,900	01/08	370,883

				$658,882

(g)	Investments sold short outstanding as of December 31, 2007 were as follows:

	Principal
Description	Amount	Value

Fannie Mae
5.000% due 01/14/38	$83,735,000	$81,707,022
5.000% due 02/12/38	15,200,000	14,822,371
Government National Mortgage Association
5.500% due 01/22/38	13,625,000	13,725,062

Total Investments sold short (Proceeds 109,361,835)		$110,254,455

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(h)	Securities with an approximate aggregate market value of $12,714,272 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

			Net
			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

5-Year Interest Rate Swap (03/08)	442	$44,200,000	$613,418
10-Year Interest Rate Swap (03/08)	27	2,700,000	(9,316)
Euro-Bund 10-Year Notes (03/08)	94	EUR 9,400,000	(366,373)
Eurodollar (06/08)	2,837	$2,837,000,000	854,647
Eurodollar (09/08)	1,190	1,190,000,000	648,429
Eurodollar (12/08)	54	54,000,000	51,052
Eurodollar (03/09)	9	9,000,000	6,384
U.S. Treasury 2-Year Notes (03/08)	17	3,400,000	(313)
U.S. Treasury 10-Year Notes (03/08)	585	58,500,000	(55,294)
U.S. Treasury 30-Year Bonds (03/08)	44	4,400,000	79,408

Short Futures Outstanding
10-Year Interest Rate Swap (03/08)	326	32,600,000	(348,594)
30-Day Federal Funds (01/08)	1,766	8,830,000,000	(452,933)
Eurodollar (09/08)	8	8,000,000	(1,826)
Eurodollar (12/08)	12	12,000,000	(11,438)
Eurodollar (03/09)	12	12,000,000	(11,138)
Eurodollar (06/09)	2,924	2,924,000,000	(2,243,888)
Eurodollar (09/09)	1,428	1,428,000,000	(1,162,082)
Eurodollar (12/09)	119	119,000,000	(86,656)
United Kingdom Gilt 10-Year Notes (03/08)	76	GBP 7,600,000	(45,317)
U.S. Treasury 5-Year Notes (03/08)	788	$78,800,000	(306,472)
U.S. Treasury 10-Year Notes (03/08)	1,686	168,600,000	(1,346,315)

			($4,194,617)

(i)	Purchased options outstanding as of December 31, 2007 were as follows:
Options on Exchange — Traded Futures Contracts

		Exercise	Expiration	Number of
Counterparty	Description	Price	Date	Contracts	Cost	Value

Citigroup	Put — CBOT U.S. Treasury 5-Year Note Futures (02/08)	$110.00	01/25/08	384	$259,114	$216,000
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (02/08)	113.50	01/25/08	809	672,299	745,797
Merrill Lynch	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	108.00	02/22/08	475	105,284	29,687
Greenwich Capital	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	109.00	02/22/08	550	113,314	77,344
Merrill Lynch	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	111.00	02/22/08	1,202	627,361	544,656
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	115.00	02/22/08	476	269,130	379,313
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	116.00	02/22/08	1,119	565,573	611,953
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	116.50	02/22/08	714	392,543	323,531
Citigroup	Call — CME Eurodollar (03/08)	95.75	03/17/08	250	94,500	104,688

					$3,099,118	$3,032,969

Interest Rate Swaption

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Description	USD-LIBOR	Rate	Date	Amount	Cost	Value

Barclays	Put — OTC 1-Year Interest Rate Swap	Receive	5.225%	11/03/08	$91,280,000	$1,954,939	$1,497,583

Receiver/Payer Straddle on Swaptions

		Exercise	Expiration	Notional
Counterparty	Description	Rate	Date	Amount	Cost	Value

Deutsche Bank	Call & Put — OTC 10-Year Interest Rate Swap (1)	5.070%	12/21/09	$72,100,000	$5,809,818	$6,034,054

(1)	The portfolio would pay or receive a floating rate based on the 3-Month USD-LIBOR, if exercised.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(j)	Transactions in written options for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2006	2,887	$488,777
Call Options Written	308,852,741	14,757,657
Put Options Written	375,752,547	11,238,525
Call Options Expired	(1,896)	(233,347)
Put Options Expired	(7,592)	(1,195,307)
Call Options Repurchased	(8,967)	(3,886,205)
Put Options Repurchased	(25,549)	(6,828,544)

Outstanding, December 31, 2007	684,564,171	$14,341,556

(k)	Premiums received and value of written options outstanding as of December 31, 2007:
Options on Exchange — Traded Futures Contracts

			Expiration	Number of
Counterparty	Description	Exercise Price	Date	Contracts	Premium	Value

ABN AMRO	Call — CBOT 30-Day Federal Funds (01/08)	$95.94	01/31/08	194	$27,712	$16,168
Goldman Sachs	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	111.00	02/22/08	31	28,004	88,156
Merrill Lynch	Call —CBOT U.S. Treasury 10-Year Note Futures (03/08)	111.00	02/22/08	333	269,597	946,969
Greenwich Capital	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	112.00	02/22/08	136	165,355	291,125
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	112.00	02/22/08	371	244,705	794,172
Merrill Lynch	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	112.00	02/22/08	558	482,147	418,500
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	113.00	02/22/08	613	800,816	957,813
Merrill Lynch	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	113.00	02/22/08	464	709,436	543,750
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	114.00	02/22/08	1,271	1,380,158	1,429,875
Merrill Lynch	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	114.00	02/22/08	236	372,191	409,312
Merrill Lynch	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	114.50	02/22/08	714	767,711	680,531
Citigroup	Call — CME Eurodollar 1-Year Mid-Curve Futures (03/08)	95.75	03/14/08	250	123,137	568,750

					$5,370,969	$7,145,121

Interest Rate Swaption

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Description	USD-LIBOR	Rate	Date	Amount	Premium	Value

Barclays	Put — OTC 1-Year Interest Rate Swap	Pay	4.700%	11/03/08	$375,720,000	$1,953,744	$815,590

Receiver/Payer Straddles on Swaptions

		Exercise	Expiration	Notional
Counterparty	Description	Rate	Date	Amount	Premium	Value

Barclays	Call & Put — OTC 30-Year Interest Rate Swap (1)	3.563%	06/16/08	$187,275,000	$1,230,397	$1,219,467
Deutsche Bank	Call & Put — OTC 30-Year Interest Rate Swap (1)	4.770%	06/23/08	121,564,000	5,786,446	6,017,684

					$7,016,843	$7,237,151

(1)	The portfolio would pay or receive a floating rate based on the 3-Month USD-LIBOR, if exercised.
(l)	Swap agreements outstanding as of December 31, 2007 were as follows:
Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Deutsche Bank	VTB Capital SA 6.250% due 06/30/35	Sell	0.400%	03/20/08	$4,000,000	($3,618)
Deutsche Bank	Gazprom Capital 8.625% due 04/28/34	Sell	0.390%	04/20/08	5,880,000	(10,021)
Deutsche Bank	Banca Italease SPA 4.336% due 02/08/12	Sell	0.850%	06/20/08	18,000,000	(162,924)
Deutsche Bank	Countrywide Financial 5.625% due 03/20/11	Sell	4.000%	09/20/08	17,900,000	(1,679,184)
Deutsche Bank	Russian Federation 7.175% due 05/16/13	Sell	0.730%	03/20/09	8,300,000	11,640
Barclays	Russian Federation 2.250% due 03/31/30	Sell	0.450%	12/20/11	17,300,000	(216,788)
Barclays	Russian Federation 2.250% due 03/31/30	Sell	0.540%	12/20/11	17,660,000	(163,640)
Barclays	Republic of Brazil 12.250% due 03/06/30	Buy	(1.015%)	12/20/11	8,650,000	(52,214)
Barclays	Republic of Brazil 12.250% due 03/06/30	Buy	(1.205%)	12/20/11	8,830,000	(114,267)
Deutsche Bank	Republic of Kazakhstan 11.125% due 05/11/07	Sell	0.535%	03/20/12	3,860,000	(193,334)
Deutsche Bank	Republic of Kazakhstan 11.125% due 05/11/07	Sell	0.548%	03/20/12	4,010,000	(198,910)
Deutsche Bank	Republic of Kazakhstan 11.125% due 05/11/07	Sell	0.610%	03/20/12	3,540,000	(373,023)
Deutsche Bank	Ukraine Government Bond 7.650% due 06/11/13	Sell	1.385%	06/20/12	3,540,000	(108,604)
Barclays	Dow Jones CDX NA HY9 Index	Sell	3.750%	06/20/12	13,000,000	(135,221)
Barclays	Republic of Kazakhstan 11.125% due 05/11/07	Sell	0.680%	08/20/12	3,070,000	157,145
Deutsche Bank	Republic of Kazakhstan 11.125% due 05/11/07	Sell	0.710%	08/20/12	3,460,000	172,906
Deutsche Bank	Republic of Brazil 12.250% due 03/06/30	Sell	0.850%	09/20/12	4,500,000	(20,889)
Barclays	Russian Federation 7.500% due 03/31/30	Sell	0.865%	09/20/12	12,170,000	(15,254)

See Notes to Financial Statements		See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Barclays	Republic of Turkey 11.875% due 01/15/30	Buy	(1.545%)	10/20/12	$14,500,000	$11,545
Deutsche Bank	Republic of Argentina 8.280% due 12/31/33	Sell	3.425%	10/20/12	16,980,000	(686,588)
Barclays	Dow Jones CDX NA IG HVOL Index	Sell	1.400%	12/20/12	112,000,000	(601,450)
Deutsche Bank	Dow Jones CDX NA EM8 Index	Buy	(1.750%)	12/20/12	60,560,000	(480,422)
Deutsche Bank	Dow Jones CDX NA EM8 Index	Buy	(1.750%)	12/20/12	8,360,000	96,513
Barclays	Dow Jones CDX NA HY9 Index	Buy	(3.750%)	12/20/12	20,000,000	(237,321)
Deutsche Bank	Dow Jones CDX NA HY9 Index	Sell	3.750%	12/20/12	5,000,000	106,186
Deutsche Bank	Ukraine Government Bond 7.650% due 06/11/13	Sell	2.060%	05/20/17	1,160,000	(71,140)

						($4,968,877)

(1)	If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit default occurs.
Interest Rate Swaps

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Deutsche Bank	3-Month USD-LIBOR	Receive	3.916%	12/10/09	$271,330,000	$38,027
Barclays	3-Month USD-LIBOR	Receive	4.750%	12/10/09	315,660,000	5,160,293
Barclays	3-Month USD-LIBOR	Receive	4.213%	11/29/12	88,875,000	61,005
Barclays	3-Month USD-LIBOR	Receive	4.235%	12/05/13	125,000,000	(607,324)
Deutsche Bank	3-Month USD-LIBOR	Pay	5.479%	08/13/17	7,100,000	(460,072)
Deutsche Bank	3-Month USD-LIBOR	Pay	5.195%	09/10/17	14,902,000	(624,639)
Deutsche Bank	3-Month USD-LIBOR	Pay	5.147%	09/17/17	10,535,000	(404,312)
Deutsche Bank	3-Month USD-LIBOR	Pay	5.260%	10/19/17	21,900,000	(1,034,229)
Barclays	3-Month USD-LIBOR	Pay	5.028%	10/25/17	16,745,000	(485,112)
Barclays	3-Month USD-LIBOR	Pay	5.256%	12/10/17	37,870,000	(1,754,779)
Deutsche Bank	3-Month USD-LIBOR	Pay	4.750%	12/27/17	3,354,000	(22,653)
Barclays	3-Month USD-LIBOR	Pay	4.673%	12/05/18	70,000,000	704,840
Barclays	3-Month USD-LIBOR	Pay	4.948%	11/29/37	25,225,000	287,808

						$858,853

Interest Rate Cap/Floor Swaps

		Pay/Receive		Fixed	Expiration	Notional	Unrealized
Counterparty	Floating Rate Index	Floating Rate	Cap/Floor	Rate	Date	Amount	Depreciation

Barclays	3-Month USD-LIBOR	Pay	Cap	3.500%	06/18/09	$227,000,000	($438,342)
Barclays	3-Month USD-LIBOR	Receive	Floor	3.500%	06/18/09	227,000,000	(400,237)

							($838,579)

Price-Lock Swaps

					Unrealized
			Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Price-Lock	Date	Amount	(Depreciation)

Deutsche Bank	Fannie Mae 5.000% due 01/01/38 (2)	$98.29	01/07/08	$9,305,000	($99,519)
Deutsche Bank	Fannie Mae 5.500% due 01/01/38 (2)	99.08	01/07/08	56,950,000	257,846
Deutsche Bank	Fannie Mae 5.500% due 01/01/38 (2)	99.58	01/07/08	37,650,000	(17,655)
Deutsche Bank	Fannie Mae 6.000% due 01/01/38 (2)	100.97	01/07/08	71,850,000	291,687
Deutsche Bank	Fannie Mae 6.000% due 01/01/38 (2)	101.02	01/07/08	37,950,000	133,325
Deutsche Bank	Fannie Mae 6.000% due 01/01/38 (2)	101.13	01/07/08	71,850,000	179,500
Deutsche Bank	Fannie Mae 6.000% due 01/01/38 (2)	101.63	01/07/08	153,450,000	—
Deutsche Bank	Fannie Mae 6.000% due 01/01/38 (2)	101.69	01/07/08	390,200,000	(1,218,524)
Deutsche Bank	Fannie Mae 6.500% due 01/01/38 (3)	102.81	01/07/08	28,815,000	35,994
Deutsche Bank	U.S. Treasury Note 4.000% due 08/31/09 (2)	101.43	01/09/08	220,000,000	(116,237)
Deutsche Bank	Fannie Mae 5.500% due 01/01/23 (2)	100.53	01/10/08	7,050,000	37,689
Deutsche Bank	U.S. Treasury Note 3.125% due 11/30/09 (3)	100.10	01/11/08	425,865,000	398,354
Barclays	U.S. Treasury Note 4.750% due 08/15/17 (3)	104.98	01/29/08	15,030,000	18,819
Barclays	U.S. Treasury Note 2.625% due 07/15/17 (3)	108.59	01/29/08	13,260,000	163,066
Barclays	U.S. Treasury Note 2.375% due 01/15/27 (2)	108.69	01/29/08	12,900,000	(515,860)
Barclays	U.S. Treasury Note 6.625% due 02/15/27 (3)	125.57	01/29/08	14,625,000	(55,311)
Barclays	U.S. Treasury Note 4.750% due 08/15/17 (3)	104.01	01/30/08	15,250,000	(167,444)
Barclays	U.S. Treasury Note 2.625% due 07/15/17 (2)	107.73	01/30/08	13,755,000	(4,998)

					($679,268)

(2)	The portfolio pays the excess of the price-lock over the market price or receives the excess of the market price over the price-lock.

(3)	The portfolio pays the excess of the market price over the price-lock or receives the excess of the price-lock over the market price.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 97.11%

Autos & Transportation - 2.73%

C.H. Robinson Worldwide Inc	469,450	$25,406,634
Canadian National Railway Co † (Canada)	113,667	5,334,392
United Parcel Service Inc ‘B’	320,905	22,694,402

		53,435,428

Consumer Discretionary - 14.75%

Avon Products Inc	397,685	15,720,488
Consolidated Media Holdings Ltd † + (Australia)	1,016,109	3,722,854
Crown Ltd * (Australia)	1,275,705	15,065,751
Electronic Arts Inc * †	282,260	16,486,807
Esprit Holdings Ltd + (Bermuda)	1,230,500	18,119,439
Google Inc ‘A’ *	55,310	38,245,759
Lamar Advertising Co ‘A’ †	298,285	14,338,560
Liberty Global Inc ‘A’ * †	260,806	10,220,987
Liberty Global Inc ‘C’ * †	276,906	10,131,990
Mattel Inc	821,510	15,641,550
News Corp ‘A’	1,405,495	28,798,593
Nordstrom Inc ⌂	643,860	23,648,978
Sharp Corp + (Japan)	1,054,000	18,801,420
Sony Corp + (Japan)	617,765	33,657,613
Staples Inc	810,800	18,705,156
Yahoo! Inc *	313,135	7,283,520

		288,589,465

Consumer Staples - 7.94%

Altria Group Inc	285,331	21,565,317
InBev NV + (Belgium)	698,187	58,040,975
Reckitt Benckiser Group PLC + (United Kingdom)	202,306	11,756,017
Tesco PLC + (United Kingdom)	1,347,262	12,815,889
The Coca-Cola Co	238,960	14,664,975
The Procter & Gamble Co	496,355	36,442,384

		155,285,557

Energy - 2.29%

NRG Energy Inc * †	1,035,620	44,883,771

Financial Services - 10.45%

American Express Co	416,420	21,662,168
American International Group Inc	232,620	13,561,746
Berkshire Hathaway Inc ‘B’ *	5,748	27,222,528
CME Group Inc	32,595	22,360,170
Fannie Mae	211,090	8,439,378
Hang Lung Properties Ltd + (Hong Kong)	2,936,000	13,118,207
JPMorgan Chase & Co	807,343	35,240,522
Nomura Holdings Inc + (Japan)	795,800	13,333,516
Paychex Inc	258,855	9,375,728
Sanlam Ltd + (South Africa)	3,427,854	11,412,640
T. Rowe Price Group Inc	237,055	14,431,908
The Western Union Co	585,500	14,215,940

		204,374,451

Health Care - 16.22%

Amgen Inc *	318,635	14,797,409
Bayer AG + (Germany)	266,935	24,348,912
Celgene Corp * †	468,425	21,645,919
Coventry Health Care Inc * †	631,860	37,437,705
CVS Caremark Corp	1,450,257	57,647,716
Genentech Inc *	184,595	12,380,787
Genzyme Corp * † ⌂ Φ	264,510	19,690,124
Gilead Sciences Inc * †	105,085	4,834,961
Medtronic Inc	195,380	9,821,753
Merck & Co Inc	621,500	36,115,365
Roche Holding AG + (Switzerland)	230,964	39,925,771
UnitedHealth Group Inc	663,490	38,615,118

		317,261,540

Integrated Oils - 6.95%

Electromagnetic GeoServices AS * † + (Norway)	36,435	339,549
Exxon Mobil Corp	588,315	55,119,232
Hess Corp †	645,754	65,130,748
Occidental Petroleum Corp	198,580	15,288,674

		135,878,203

Materials & Processing - 6.57%

K+S AG + (Germany)	90,069	21,664,577
Monsanto Co	271,495	30,323,277
Precision Castparts Corp	115,970	16,085,039
Syngenta AG + (Switzerland)	150,440	38,175,701
Weyerhaeuser Co	302,290	22,290,865

		128,539,459

Multi-Industry - 2.81%

China Merchants Holdings International Co Ltd + (Hong Kong)	378,000	2,314,398
General Electric Co	541,095	20,058,392
Siemens AG + (Germany)	205,905	32,607,083

		54,979,873

Producer Durables - 6.54%

Crown Castle International Corp * †	557,080	23,174,528
Danaher Corp †	95,245	8,356,796
Embraer-Empresa Brasileira de Aeronautica SA ADR (Brazil)	457,435	20,854,462
Emerson Electric Co	398,525	22,580,426
KLA-Tencor Corp †	576,465	27,762,554
Lockheed Martin Corp	118,980	12,523,835
The Boeing Co	145,670	12,740,298

		127,992,899

Technology - 16.83%

Apple Inc *	202,860	40,182,509
Cisco Systems Inc *	844,615	22,863,728
Corning Inc	1,477,110	35,435,869
Dell Inc *	794,525	19,473,808
Hewlett-Packard Co	620,815	31,338,741
Keyence Corp + (Japan)	41,500	10,191,138
Marvell Technology Group Ltd * (Bermuda)	944,140	13,199,077
Microsoft Corp	1,963,410	69,897,396
Oracle Corp * †	1,392,605	31,445,021
Research In Motion Ltd * (Canada)	238,890	27,090,126
Taiwan Semiconductor Manufacturing Co Ltd + (Taiwan)	6,516,000	12,354,257
Texas Instruments Inc	471,190	15,737,746

		329,209,416

Utilities - 3.03%

America Movil SAB de CV ‘L’ ADR (Mexico)	349,320	21,444,755
NeuStar Inc ‘A’ * †	405,330	11,624,864
The AES Corp *	1,219,180	26,078,260

		59,147,879

Total Common Stocks (Cost $1,573,361,424)		1,899,577,941

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 2.54%

U.S. Government Agency Issue - 2.48%

Federal Home Loan Bank 1.500% due 01/02/08	$48,600,000	$48,597,975

U.S. Treasury Bills - 0.05%

4.166% due 01/24/08	1,004,000	1,002,394

Time Deposit - 0.01%

State Street Bank 3.850% due 01/02/08	101,000	101,000

Total Short-Term Investments (Cost $49,700,303)		49,701,369

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.65% (Cost $1,623,061,727)		1,949,279,310

	Shares
SECURITIES LENDING COLLATERAL - 5.93%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $115,977,896)	115,977,896	115,977,896

TOTAL INVESTMENTS - 105.58% (Cost $1,739,039,623)		2,065,257,206

OTHER ASSETS & LIABILITIES, NET - (5.58%)		(109,125,452)

NET ASSETS - 100.00%		$1,956,131,754

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Technology	16.83%
Health Care	16.22%
Consumer Discretionary	14.75%
Financial Services	10.45%
Short-Term Investments & Securities Lending Collateral	8.47%
Consumer Staples	7.94%
Integrated Oils	6.95%
Materials & Processing	6.57%
Producer Durables	6.54%
Utilities	3.03%
Multi-Industry	2.81%
Autos & Transportation	2.73%
Energy	2.29%

105.58%
Other Assets & Liabilities, Net	(5.58%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $376,699,956 or 19.26% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	CHF	11,800,000	02/08	($533,773)
Sell	CHF	16,635,000	05/08	411,436
Sell	EUR	5,600,000	02/08	(529,892)
Sell	EUR	1,700,000	04/08	(72,242)
Sell	EUR	1,600,000	05/08	(66,870)
Sell	GBP	4,700,000	05/08	182,546
Buy	KRW	700,000,000	02/08	(11,139)
Sell	KRW	700,000,000	02/08	7,635
Buy	KRW	2,300,000,000	05/08	(36,578)
Sell	KRW	2,300,000,000	05/08	47,998

				($600,879)

(e)	Securities with an approximate aggregate market value of $3,059,484 or 0.16% of the net assets, and the amount of $1,977,150 in cash were segregated with the broker(s)/custodian to cover call and/or put options written.

(f)	Transactions in written options for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2006	6,650	$308,092
Call Options Written	13,262	678,044
Put Options Written	6,763	370,777
Call Options Exercised	(444)	(36,835)
Put Options Exercised	(176)	(17,954)
Call Options Expired	(14,807)	(594,812)
Put Options Expired	(8,775)	(325,762)
Call Options Repurchased	(1,202)	(196,122)
Put Options Repurchased	(625)	(126,248)

Outstanding, December 31, 2007	646	$59,180

(g)	Premiums received and value of written options outstanding as of December 31, 2007:
Options on Securities

	Number of
Description	Contracts	Premium	Value
Call - CBOE Genzyme Corp Strike @ $85.00 Exp. 01/19/08 Counterparty: Goldman Sachs	235	$25,145	$3,525
Call - CBOE Genzyme Corp Strike @ $90.00 Exp. 01/19/08 Counterparty: Goldman Sachs	176	7,744	1,760
Put - CBOE Nordstrom Inc Strike @ $40.00 Exp. 01/19/08 Counterparty: Goldman Sachs	235	26,291	86,480

		$59,180	$91,765

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
PREFERRED STOCKS - 1.72%

Materials & Processing - 1.72%

Cia Vale do Rio Doce ‘A’ (Brazil)	225,142	$6,419,077

Total Preferred Stocks (Cost $2,393,440)		6,419,077

COMMON STOCKS - 97.06%

Autos & Transportation - 1.04%

FedEx Corp †	43,775	3,903,417

Consumer Discretionary - 18.50%

CoStar Group Inc * †	89,774	4,241,822
Focus Media Holding Ltd ADR * † (Cayman)	180,065	10,229,493
Galaxy Entertainment Group Ltd * + (Hong Kong)	1,686,000	1,574,265
Lamar Advertising Co ‘A’ †	73,590	3,537,471
News Corp ‘A’	141,180	2,892,778
Nordstrom Inc †	266,500	9,788,545
Sony Corp + (Japan)	213,630	11,639,176
VistaPrint Ltd * † (Bermuda)	354,435	15,187,540
Yahoo! Inc *	436,325	10,148,920

		69,240,010

Consumer Staples - 3.69%

Davide Campari-Milano SPA + (Italy)	906,234	8,635,929
Reckitt Benckiser Group PLC + (United Kingdom)	89,150	5,180,513

		13,816,442

Financial Services - 15.69%

Assurant Inc †	99,755	6,673,610
CapitalSource Inc REIT †	631,274	11,104,110
CME Group Inc	9,875	6,774,250
MarketAxess Holdings Inc * †	233,675	2,998,050
National Financial Partners Corp †	213,830	9,752,786
The Goldman Sachs Group Inc	67,445	14,504,047
UBS AG (NYSE) (Switzerland)	1,865	85,790
UBS AG (XVTX) + (Switzerland)	147,869	6,817,900

		58,710,543

Health Care - 8.26%

Celgene Corp * †	317,375	14,665,899
Intuitive Surgical Inc *	50,026	16,233,437

		30,899,336

Integrated Oils - 3.45%

Hess Corp	127,835	12,893,438

Materials & Processing - 5.47%

Mobile Mini Inc * †	138,390	2,565,751
Potash Corp of Saskatchewan Inc (Canada)	124,380	17,905,745

		20,471,496

Producer Durables - 11.20%

ABB Ltd + (Switzerland)	781,199	22,523,370
Crown Castle International Corp * †	359,025	14,935,440
Desarrolladora Homex SAB de CV ADR * (Mexico)	89,740	4,437,643

		41,896,453

Technology - 20.86%

Apple Inc *	110,985	21,983,909
Corning Inc	535,555	12,847,964
Cypress Semiconductor Corp *	236,810	8,532,264
Equinix Inc * †	68,375	6,910,661
NAVTEQ Corp *	70,435	5,324,886
QUALCOMM Inc	116,710	4,592,538
Research In Motion Ltd * (Canada)	95,895	10,874,493
Trimble Navigation Ltd * †	231,060	6,987,254

		78,053,969

Utilities - 8.90%

America Movil SAB de CV ‘L’ ADR (Mexico)	241,810	14,844,716
Cellcom Israel Ltd (Israel)	111,820	3,551,403
GVT Holding SA * (Brazil)	109,925	2,207,763
NeuStar Inc ‘A’ * †	243,895	6,994,909
Time Warner Telecom Inc ‘A’ * †	282,050	5,722,794

		33,321,585

Total Common Stocks (Cost $271,648,080)		363,206,689

	Principal
	Amount
SHORT-TERM INVESTMENTS - 1.09%

U.S. Government Agency Issue - 1.07%

Federal Home Loan Bank 1.500% due 01/02/08	$4,000,000	3,999,833

Time Deposit - 0.02%

State Street Bank 3.850% due 01/02/08	64,000	64,000

Total Short-Term Investments (Cost $4,063,833)		4,063,833

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.87% (Cost $278,105,353)		373,689,599

	Shares
SECURITIES LENDING COLLATERAL - 21.12%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $79,043,634)	79,043,634	79,043,634

TOTAL INVESTMENTS - 120.99% (Cost $357,148,987)		452,733,233

OTHER ASSETS & LIABILITIES, NET - (20.99%)		(78,534,599)

NET ASSETS - 100.00%		$374,198,634

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments & Securities Lending Collateral	22.21%
Technology	20.86%
Consumer Discretionary	18.50%
Financial Services	15.69%
Producer Durables	11.20%
Utilities	8.90%
Health Care	8.26%
Materials & Processing	7.19%
Consumer Staples	3.69%
Integrated Oils	3.45%
Autos & Transportation	1.04%

120.99%
Other Assets & Liabilities, Net	(20.99%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $56,371,153 or 15.06% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
WARRANTS - 0.17%

Health Care - 0.17%

Akorn Inc * + à ▼ Exp. 03/08/11	50,750	$130,687
ConjuChem Biotechnologies Inc * + à ▼ (Canada) Exp. 11/28/09	635,000	408
Cytori Therapeutics Inc * + à ▼ Exp. 02/28/12	33,925	53,900
Lev Pharmaceuticals Inc * + à ▼ Exp. 08/17/12	116,000	56,808

		241,803

Total Warrants (Cost $60,172)		241,803

CONVERTIBLE PREFERRED STOCKS - 1.89%

Health Care - 1.89%

Mylan Inc 6.500% *	2,600	2,642,250

Total Convertible Preferred Stocks (Cost $2,624,048)		2,642,250

COMMON STOCKS - 90.86%

Consumer Staples - 0.65%

China Nepstar Chain Drugstore Ltd ADR * (Cayman)	52,000	914,160

Financial Services - 1.30%

CIGNA Corp	26,100	1,402,353
Tempo Participacoes SA GDR * ~ (Brazil)	35,100	420,017

		1,822,370

Health Care - 87.26%

Abbott Laboratories †	78,200	4,390,930
ACADIA Pharmaceuticals Inc * †	34,800	385,236
Acorda Therapeutics Inc *	81,200	1,783,152
Aetna Inc	58,900	3,400,297
Air Methods Corp * †	7,600	377,492
Akorn Inc * †	152,300	1,117,882
Alcon Inc (Switzerland)	24,300	3,475,872
Allos Therapeutics Inc * †	444,500	2,795,905
Allscripts Healthcare Solutions Inc * †	280,500	5,447,310
Amgen Inc *	35,400	1,643,976
Amicus Therapeutics Inc * †	57,400	617,050
Antisoma PLC * + (United Kingdom)	655,500	326,318
Antisoma PLC * + ~ (United Kingdom)	288,500	143,620
Array BioPharma Inc * †	100,300	844,526
ARYx Therapeutics Inc *	82,500	639,375
athenahealth Inc * †	12,400	446,400
Baxter International Inc	36,100	2,095,605
BioForm Medical Inc *	30,700	209,681
BioMarin Pharmaceutical Inc * †	155,500	5,504,700
BioMimetic Therapeutics Inc *	40,200	698,274
Cerner Corp * †	45,600	2,571,840
Cytori Therapeutics Inc *	67,850	410,492
Eclipsys Corp * †	80,600	2,039,986
Elan Corp PLC ADR * † (Ireland)	260,700	5,638,081
EnteroMedics Inc *	41,200	331,660
Genentech Inc *	33,200	2,226,724
Gilead Sciences Inc * †	115,200	5,300,352
Hologic Inc * †	31,600	2,169,024
Humana Inc *	37,700	2,839,187
Immucor Inc *	26,700	907,533
Impax Laboratories Inc *	248,500	2,758,350
Incyte Corp *	292,000	2,934,600
Insulet Corp *	12,500	293,500
InterMune Inc * †	136,700	1,822,211
Inverness Medical Innovations Inc * †	46,600	2,617,988
Keryx Biopharmaceuticals Inc * †	108,700	913,080
KV Pharmaceutical Co ‘A’ * †	32,400	924,696
Lev Pharmaceuticals Inc *	580,000	1,113,600
MAP Pharmaceuticals Inc *	71,800	1,257,218
McKesson Corp	29,600	1,939,096
MedAssets Inc *	8,600	205,884
Medco Health Solutions Inc *	24,100	2,443,740
Merck & Co Inc	41,100	2,388,321
Merck KGaA + (Germany)	9,800	1,279,898
Mylan Inc †	46,300	650,978
NxStage Medical Inc * †	80,600	1,222,702
Onyx Pharmaceuticals Inc * †	50,700	2,819,934
Orexigen Therapeutics Inc * †	53,300	759,525
Perrigo Co	43,300	1,515,933
Progenics Pharmaceuticals Inc * †	112,400	2,031,068
Regeneron Pharmaceuticals Inc *	106,900	2,581,635
ResMed Inc * †	38,400	2,017,152
Roche Holding AG ADR (Switzerland)	42,700	3,688,610
Schering-Plough Corp	140,800	3,750,912
St. Jude Medical Inc *	38,600	1,568,704
Stryker Corp	13,100	978,832
Techne Corp *	7,000	462,350
Teva Pharmaceutical Industries Ltd ADR (Israel)	34,000	1,580,320
Vanda Pharmaceuticals Inc * †	342,200	2,354,336
WellPoint Inc *	16,000	1,403,680
WuXi PharmaTech Cayman Inc ADR * (Cayman)	600	17,544
Wyeth	118,800	5,249,772
XenoPort Inc * †	64,300	3,593,084

		121,917,733

Technology - 1.65%

The TriZetto Group Inc * †	81,000	1,406,970
Varian Inc * †	13,800	901,140

		2,308,110

Total Common Stocks (Cost $104,247,403)		126,962,373

	Principal
	Amount
SHORT-TERM INVESTMENT - 7.16%

Time Deposit - 7.16%

State Street Bank 3.850% due 01/02/08	$9,998,000	9,998,000

Total Short-Term Investment (Cost $9,998,000)		9,998,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.08% (Cost $116,929,623)		139,844,426

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 31.22%

The Mellon GSL DBT II Collateral Fund 4.977%Δ (Cost $43,622,383)	43,622,383	$43,622,383

TOTAL INVESTMENTS - 131.30% (Cost $160,552,006)		183,466,809

OTHER ASSETS & LIABILITIES, NET - (31.30%)		(43,739,860)

NET ASSETS - 100.00%		$139,726,949

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Health Care	89.32%
Short-Term Investment & Securities Lending Collateral	38.38%
Technology	1.65%
Financial Services	1.30%
Consumer Staples	0.65%

131.30%
Other Assets & Liabilities, Net	(31.30%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $1,991,639 or 1.43% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	0.17% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Restricted securities as of December 31, 2007, were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Akorn Inc Warrants (Exp. 03/08/11) 03/08/06	$-	$130,687	0.09%
ConjuChem Biotechnologies Inc Warrants (Exp. 11/28/09) 11/22/06	55,423	408	0.00%
Cytori Therapeutics Inc Warrants (Exp. 02/28/12) 02/23/07	4,749	53,900	0.04%
Lev Pharmaceuticals Inc Warrants (Exp. 08/17/12) 08/14/07	-	56,808	0.04%

	$60,172	$241,803	0.17%

(f)	Transactions in written options for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2006	-	$-
Call Options Written	258	62,112
Call Options Expired	(140)	(41,579)
Call Options Repurchased	(118)	(20,533)

Outstanding, December 31, 2007	-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 95.65%

Autos & Transportation - 0.57%

YRC Worldwide Inc * †	1,462,800	$24,999,252

Consumer Discretionary - 17.23%

Brinker International Inc †	3,218,900	62,961,684
Cintas Corp	2,705,000	90,942,100
Darden Restaurants Inc †	1,580,200	43,787,342
Foot Locker Inc †	5,395,500	73,702,530
Hanesbrands Inc * †	1,665,800	45,259,786
Idearc Inc †	3,116,400	54,723,984
J.C. Penney Co Inc †	1,515,700	66,675,643
Liz Claiborne Inc †	3,796,800	77,264,880
Pacific Sunwear of California Inc * †	3,127,600	44,130,436
R.H. Donnelley Corp *	2,294,186	83,691,905
Royal Caribbean Cruises Ltd (Liberia)	1,649,900	70,021,756
WESCO International Inc * †	1,104,500	43,782,380

		756,944,426

Consumer Staples - 6.99%

Coca-Cola Enterprises Inc †	2,941,400	76,564,642
Molson Coors Brewing Co ‘B’ †	1,447,800	74,735,436
Pilgrim’s Pride Corp †	2,732,400	79,102,980
Smithfield Foods Inc * †	2,646,500	76,536,780

		306,939,838

Energy - 9.78%

BJ Services Co †	2,789,300	67,668,418
Foundation Coal Holdings Inc †	991,300	52,043,250
Massey Energy Co †	2,658,100	95,027,075
Patterson-UTI Energy Inc †	2,894,700	56,504,544
Pride International Inc * †	1,509,700	51,178,830
Sunoco Inc †	735,300	53,265,132
The Williams Cos Inc	1,504,400	53,827,432

		429,514,681

Financial Services - 17.41%

Ameriprise Financial Inc	1,090,600	60,102,966
Aon Corp †	926,000	44,160,940
CBL & Associates Properties Inc REIT †	3,052,900	72,994,839
First Horizon National Corp †	1,113,741	20,214,399
Hudson City Bancorp Inc †	3,537,200	53,128,744
Huntington Bancshares Inc †	3,616,800	53,383,968
Lincoln National Corp	1,503,963	87,560,732
Marsh & McLennan Cos Inc †	2,258,700	59,787,789
Marshall & Ilsley Corp †	1,537,600	40,715,648
Metavante Technologies Inc * †	5	117
OneBeacon Insurance Group Ltd (Bermuda)	1,720,800	36,997,200
PartnerRe Ltd (Bermuda)	555,100	45,812,403
Public Storage REIT †	956,600	70,224,006
RenaissanceRe Holdings Ltd (Bermuda)	1,143,500	68,884,440
Willis Group Holdings Ltd (Bermuda)	1,336,800	50,758,296

		764,726,487

Health Care - 7.78%

Applera Corp-Applied Biosystems Group †	1,547,800	52,501,376
Barr Pharmaceuticals Inc * †	1,950,510	103,572,081
Hospira Inc * †	1,717,600	73,238,464
Omnicare Inc †	2,683,600	61,212,916
Warner Chilcott Ltd ‘A’ * † (Bermuda)	2,891,310	51,262,926

		341,787,763

Materials & Processing - 7.31%

Ball Corp	1,283,300	57,748,500
Bemis Co Inc †	1,952,000	53,445,760
Louisiana-Pacific Corp †	3,314,300	45,339,624
Masco Corp †	4,345,500	93,906,255
RPM International Inc †	1,873,992	38,042,038
USG Corp * †	911,300	32,615,427

		321,097,604

Multi-Industry - 1.10%

Textron Inc †	676,700	48,248,710

Producer Durables - 11.25%

Centex Corp †	1,184,500	29,920,470
Covanta Holding Corp * †	2,981,200	82,459,992
D.R. Horton Inc †	3,004,500	39,569,265
Dover Corp †	2,165,600	99,812,504
Hubbell Inc ‘B’ †	1,031,800	53,240,880
Lexmark International Inc ‘A’ * †	1,887,200	65,787,792
Pitney Bowes Inc †	3,238,200	123,181,128

		493,972,031

Technology - 12.20%

Analog Devices Inc †	1,794,000	56,869,800
Arrow Electronics Inc * †	1,571,600	61,732,448
Flextronics International Ltd * (Singapore)	12,212,500	147,282,750
Ingram Micro Inc ‘A’ * †	6,064,300	109,399,972
QLogic Corp * †	3,003,500	42,649,700
Sun Microsystems Inc * †	3,201,749	58,047,709

Sybase Inc * †	2,303,100	60,087,879

		536,070,258

Utilities - 4.03%

Citizens Communications Co †	8,740,700	111,269,111
NeuStar Inc ‘A’ * †	2,299,600	65,952,528

		177,221,639

Total Common Stocks (Cost $4,567,934,603)		4,201,522,689

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.65%

Time Deposit - 5.65%

State Street Bank 3.850% due 01/02/08	$248,096,000	248,096,000

Total Short-Term Investment (Cost $248,096,000)		248,096,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.30% (Cost $4,816,030,603)		4,449,618,689

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.54%
The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $594,854,657)	594,854,657	$594,854,657

TOTAL INVESTMENTS - 114.84% (Cost $5,410,885,260)		5,044,473,346

OTHER ASSETS & LIABILITIES, NET - (14.84%)		(651,864,946)

NET ASSETS - 100.00%		$4,392,608,400

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	19.19%
Financial Services	17.41%
Consumer Discretionary	17.23%
Technology	12.20%
Producer Durables	11.25%
Energy	9.78%
Health Care	7.78%
Materials & Processing	7.31%
Consumer Staples	6.99%
Utilities	4.03%
Multi-Industry	1.10%
Autos & Transportation	0.57%

114.84%
Other Assets & Liabilities, Net	(14.84%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

COMMON STOCKS - 98.45%

Consumer Discretionary - 14.15%

Activision Inc *	554,012	$16,454,156
Amazon.com Inc * †	340,670	31,559,669
Costco Wholesale Corp	159,626	11,135,510
Google Inc ‘A’ *	67,606	46,748,197
McDonald’s Corp	500,814	29,502,953
priceline.com Inc *	86,936	9,985,469

		145,385,954

Consumer Staples - 2.74%

The Coca-Cola Co †	459,402	28,193,501

Energy - 5.81%

National Oilwell Varco Inc *	329,014	24,169,368
Transocean Inc * (Cayman)	144,327	20,660,410
XTO Energy Inc †	288,817	14,833,628

		59,663,406

Financial Services - 18.09%

BlackRock Inc †	81,456	17,659,661
CME Group Inc †	37,332	25,609,752
IntercontinentalExchange Inc *	115,640	22,260,700
Lehman Brothers Holdings Inc †	258,251	16,899,945
MasterCard Inc ‘A’ †	144,886	31,179,467
Nymex Holdings Inc †	158,080	21,121,069
T. Rowe Price Group Inc †	265,779	16,180,626
The Charles Schwab Corp	517,546	13,223,300
The Goldman Sachs Group Inc †	100,721	21,660,051

		185,794,571

Health Care - 11.92%

CVS Caremark Corp	367,172	14,595,087
Gilead Sciences Inc * †	447,649	20,596,330
Hologic Inc * †	190,086	13,047,503
Intuitive Surgical Inc * †	35,633	11,562,909
Merck & Co Inc †	565,943	32,886,948
Stryker Corp †	141,089	10,542,170
Thermo Fisher Scientific Inc * †	332,996	19,207,209

		122,438,156

Materials & Processing - 8.32%

Monsanto Co †	335,409	37,461,831
Precision Castparts Corp	222,246	30,825,520
The Mosaic Co * †	181,740	17,145,352

		85,432,703

Multi-Industry - 4.57%

Foster Wheeler Ltd * (Bermuda)	154,081	23,885,637
Textron Inc	322,749	23,012,004

		46,897,641

Producer Durables - 6.40%

AGCO Corp * †	186,079	12,649,650
Deere & Co	295,567	27,523,199
Flowserve Corp	106,995	10,292,919
Goodrich Corp	215,697	15,230,365

		65,696,133

Technology - 26.45%

Apple Inc *	255,078	50,525,850
Cisco Systems Inc *	848,769	22,976,177
EMC Corp * †	723,926	13,414,349
First Solar Inc * †	96,682	25,827,629
Garmin Ltd † (Cayman)	115,704	11,223,288
Hewlett-Packard Co	387,716	19,571,904
Intel Corp †	1,015,316	27,068,325
MEMC Electronic Materials Inc *	249,419	22,071,087
Microsoft Corp	1,178,770	41,964,212
NVIDIA Corp *	499,156	16,981,270
SunPower Corp ‘A’ * †	97,394	12,699,204
VMware Inc ‘A’ * †	86,021	7,310,925

		271,634,220

Total Common Stocks (Cost $834,677,651)		1,011,136,285

	Principal
	Amount

SHORT-TERM INVESTMENT - 1.67%

Time Deposit - 1.67%

State Street Bank
3.850% due 01/02/08	$17,191,000	17,191,000

Total Short-Term Investment (Cost $17,191,000)		17,191,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.12% (Cost $851,868,651)		1,028,327,285

	Shares

SECURITIES LENDING COLLATERAL - 14.83%

The Mellon GSL DBT II Collateral Fund 4.977% Δ
(Cost $152,383,180)	152,383,180	152,383,180

TOTAL INVESTMENTS - 114.95% (Cost $1,004,251,831)		1,180,710,465

OTHER ASSETS & LIABILITIES, NET - (14.95%)		(153,573,999)

NET ASSETS - 100.00%		$1,027,136,466

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Technology	26.45%
Financial Services	18.09%
Short-Term Investment & Securities Lending Collateral	16.50%
Consumer Discretionary	14.15%
Health Care	11.92%
Materials & Processing	8.32%
Producer Durables	6.40%
Energy	5.81%
Multi-Industry	4.57%
Consumer Staples	2.74%

114.95%
Other Assets & Liabilities, Net	(14.95%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

COMMON STOCKS - 98.06%

Australia - 0.41%
QBE Insurance Group Ltd +	453,085	$13,154,313

Austria - 1.70%

Erste Bank der Oesterreichischen Sparkassen AG +	772,977	54,578,491

Bermuda - 0.61%

Li & Fung Ltd +	4,963,200	19,786,900

Canada - 0.86%

Canadian National Railway Co	588,690	27,627,222

Czech Republic - 0.59%

Komercni Banka AS +	79,313	18,861,985

France - 20.11%

Air Liquide SA +	407,164	60,575,548
AXA SA +	1,636,918	65,262,242
Credit Agricole SA +	1,028,132	34,685,392
Gaz de France SA † +	623,930	36,485,699
Legrand SA +	1,185,873	40,477,441
LVMH Moet Hennessy Louis Vuitton SA +	864,857	104,517,394
Pernod-Ricard SA +	243,090	56,100,799
Schneider Electric SA +	655,449	88,776,585
Societe Television Francaise 1 SA +	586,682	15,642,050
Suez SA +	557,850	37,970,637
Total SA +	982,180	81,324,950
Vivendi +	536,020	24,610,333

		646,429,070

Germany - 10.32%

Bayer AG +	1,106,287	100,911,775
Bayerische Motoren Werke AG +	593,840	37,175,231
E.ON AG +	348,604	74,121,006
Linde AG +	562,610	74,580,146
Merck KGaA +	344,875	45,041,314

		331,829,472

India - 0.69%

Satyam Computer Services Ltd ADR	829,610	22,167,179

Indonesia - 0.16%

P.T. Bank Central Asia Tbk +	6,555,500	5,023,416

Italy - 1.50%

Assicurazioni Generali SPA +	393,347	17,805,287
Intesa Sanpaolo SPA +	3,865,664	30,421,131

		48,226,418

Japan - 18.17%

Aeon Credit Service Co Ltd +	1,143,700	16,845,525
Asahi Glass Co Ltd +	2,493,100	32,972,221
Bridgestone Corp +	1,183,800	20,900,017
Canon Inc +	1,754,900	80,315,783
FANUC Ltd +	292,300	28,337,935
Hirose Electric Co Ltd +	187,500	21,517,525
Inpex Holdings Inc +	4,396	47,707,882
Kao Corp +	3,481,700	104,670,157
Nintendo Co Ltd +	34,400	20,198,028
Nomura Holdings Inc +	2,612,700	43,775,419
OMRON Corp +	945,700	22,265,011
Ricoh Co Ltd +	1,928,900	35,214,653
Shin-Etsu Chemical Co Ltd +	291,600	18,134,955
The Shizuoka Bank Ltd +	1,470,700	16,131,281
Tokyo Gas Co Ltd +	4,172,500	19,491,118
Toyota Motor Corp +	952,100	50,707,618
Yamato Holdings Co Ltd +	341,000	4,901,640

		584,086,768

Mexico - 0.22%

Grupo Modelo SAB de CV ‘C’	1,496,100	7,059,468

Netherlands - 3.76%

Heineken NV +	931,350	60,149,167
TNT NV +	1,460,740	60,605,856

		120,755,023

Singapore - 1.33%

Singapore Telecommunications Ltd +	15,500,680	42,646,556

South Africa - 0.34%

MTN Group Ltd +	589,280	11,037,022

South Korea - 1.38%

Samsung Electronics Co Ltd +	75,674	44,533,985

Spain - 0.49%

Banco Bilbao Vizcaya Argentaria SA +	649,168	15,803,462

Switzerland - 15.42%

Actelion Ltd * † +	337,465	15,415,751
Givaudan SA +	56,048	54,092,014
Julius Baer Holding AG +	525,786	43,143,480
Nestle SA +	319,891	146,890,841
Roche Holding AG +	633,346	109,483,846
Swiss Reinsurance Co +	722,591	51,119,239
UBS AG (XVTX) +	1,643,552	75,780,403

		495,925,574

Taiwan - 0.73%

Taiwan Semiconductor Manufacturing Co Ltd ADR	2,348,540	23,391,458

United Kingdom - 17.82%

BG Group PLC +	538,543	12,356,094
BHP Billiton PLC +	748,410	22,821,550
Diageo PLC +	3,117,266	66,912,899
GlaxoSmithKline PLC +	3,248,505	82,500,908
HSBC Holdings PLC (LI) +	1,344,530	22,647,976
Ladbrokes PLC +	3,950,298	25,215,127
Reckitt Benckiser Group PLC +	1,643,048	95,477,645
Royal Dutch Shell PLC ‘A’ (LI) +	1,495,003	63,111,513
Smiths Group PLC +	2,315,927	46,463,719
Tesco PLC +	2,740,719	26,071,209
William Hill PLC +	4,726,837	49,386,186
WPP Group PLC +	4,691,059	60,097,697

		573,062,523

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value

United States - 1.45%

Synthes Inc +	374,134	$46,517,508

Total Common Stocks (Cost $2,791,915,543)		3,152,503,813

	Principal
	Amount

SHORT-TERM INVESTMENTS - 2.02%

Commercial Paper - 2.02%

American Express Credit Corp
4.120% due 01/02/08	$19,961,000	19,958,716
General Electric Capital Corp
4.150% due 01/02/08	27,781,000	27,777,797
The Goldman Sachs Group Inc
4.000% due 01/02/08	17,241,000	17,239,084

		64,975,597

Total Short-Term Investments (Cost $64,975,597)		64,975,597

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.08% (Cost $2,856,891,140)		3,217,479,410

	Shares

SECURITIES LENDING COLLATERAL - 1.18%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $37,963,427)	37,963,427	37,963,427

TOTAL INVESTMENTS - 101.26% (Cost $2,894,854,567)		3,255,442,837

OTHER ASSETS & LIABILITIES, NET - (1.26%)		(40,486,831)

NET ASSETS - 100.00%		$3,214,956,006

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	16.33%
Consumer Staples	14.27%
Consumer Discretionary	13.19%
Health Care	12.44%
Materials & Processing	8.19%
Technology	7.76%
Utilities	6.90%
Integrated Oils	6.36%
Autos & Transportation	6.28%
Producer Durables	4.90%
Short-Term Investments & Securities Lending Collateral	3.20%
Multi-Industry	1.44%

101.26%
Other Assets & Liabilities, Net	(1.26%)

100.00%

(b)	As of December 31, 2007, the portfolio was diversified by geographical region as a percentage of net assets as follows:

France	20.11%
Japan	18.17%
United Kingdom	17.82%
Switzerland	15.42%
Germany	10.32%
United States	4.65%
Netherlands	3.76%
Austria	1.70%
Italy	1.50%
South Korea	1.38%
Singapore	1.33%
Canada	0.86%
Taiwan	0.73%
India	0.69%
Bermuda	0.61%
Czech Republic	0.59%
Spain	0.49%
Australia	0.41%
South Africa	0.34%
Mexico	0.22%
Indonesia	0.16%

101.26%
Other Assets & Liabilities, Net	(1.26%)

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $3,072,258,486 or 95.56% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

COMMON STOCKS - 99.17%

Autos & Transportation - 8.41%

Arkansas Best Corp †	177,700	$3,898,738
ArvinMeritor Inc †	322,900	3,787,617
DryShips Inc	8,900	688,860
Excel Maritime Carriers Ltd (Liberia)	33,300	1,338,327
Genco Shipping & Trading Ltd †	101,400	5,552,664
General Maritime Corp †	175,700	4,295,865
Quintana Maritime Ltd	28,300	650,334
SkyWest Inc †	199,300	5,351,205
Thor Industries Inc †	161,000	6,119,610
Tidewater Inc †	116,100	6,369,246
Tsakos Energy Navigation Ltd (Bermuda)	170,300	6,306,209
Werner Enterprises Inc †	324,700	5,529,641

		49,888,316

Consumer Discretionary - 6.78%

Asbury Automotive Group Inc †	330,600	4,975,530
Belo Corp ‘A’ †	290,000	5,057,600
Brown Shoe Co Inc †	95,850	1,454,045
CKE Restaurants Inc †	332,500	4,389,000
Dover Downs Gaming & Entertainment Inc	72,300	813,375
Ethan Allen Interiors Inc †	191,300	5,452,050
Kellwood Co †	206,800	3,441,152
Kelly Services Inc ‘A’ †	299,331	5,585,516
Suburban Propane Partners LP	20,100	815,658
The Cato Corp ‘A’ †	239,850	3,756,051
World Fuel Services Corp †	154,900	4,496,747

		40,236,724

Consumer Staples - 5.17%

Pilgrim’s Pride Corp †	225,700	6,534,015
Sensient Technologies Corp †	210,500	5,952,940
The J.M. Smucker Co	122,800	6,316,832
Universal Corp †	127,200	6,515,184
Weis Markets Inc †	134,300	5,363,942

		30,682,913

Energy - 9.17%

Berry Petroleum Co ‘A’ †	184,400	8,196,580
Cabot Oil & Gas Corp †	169,400	6,838,678
Cimarex Energy Co †	166,500	7,081,245
Holly Corp †	122,600	6,239,114
Lufkin Industries Inc †	101,000	5,786,290
Penn Virginia Corp †	153,900	6,714,657
St. Mary Land & Exploration Co	197,900	7,640,919
TC Pipelines LP	17,300	626,260
Western Refining Inc †	216,800	5,248,728

		54,372,471

Financial Services - 22.76%

Advance America Cash Advance Centers Inc †	432,200	4,391,152
AMCORE Financial Inc †	132,800	3,014,560
American Equity Investment Life Holding Co †	493,200	4,088,628
American Financial Group Inc	211,300	6,102,344
Asta Funding Inc †	19,600	518,224
BancorpSouth Inc †	217,500	5,135,175
Bank of Hawaii Corp †	121,900	6,233,966
CBL & Associates Properties Inc REIT †	185,200	4,428,132
Cullen/Frost Bankers Inc †	125,000	6,332,500
Delphi Financial Group Inc ‘A’ †	149,848	5,286,637
Equity One Inc REIT †	232,400	5,352,172
First Industrial Realty Trust Inc REIT †	164,400	5,688,240
FirstMerit Corp †	54,500	1,090,545
Frontier Financial Corp †	95,300	1,769,721
Fulton Financial Corp †	402,000	4,510,440
Healthcare Realty Trust Inc REIT †	190,600	4,839,334
Hilb Rogal & Hobbs Co †	96,000	3,894,720
HRPT Properties Trust REIT †	630,200	4,871,446
Infinity Property & Casualty Corp †	145,100	5,242,463
Jefferies Group Inc †	240,100	5,534,305
Nationwide Health Properties Inc REIT †	193,100	6,057,547
Old National Bancorp †	358,205	5,358,747
Potlatch Corp REIT †	133,709	5,942,028
Provident Bankshares Corp †	200,500	4,288,695
RLI Corp †	106,700	6,059,493
Susquehanna Bancshares Inc †	286,600	5,284,904
Washington Federal Inc †	231,788	4,893,045
Whitney Holding Corp †	212,800	5,564,720
Zenith National Insurance Corp †	71,800	3,211,614

		134,985,497

Health Care - 3.21%

Invacare Corp †	230,500	5,808,600
Owens & Minor Inc †	155,200	6,585,136
West Pharmaceutical Services Inc †	163,200	6,624,288

		19,018,024

Integrated Oils - 0.67%

Buckeye Partners LP	27,200	1,343,952
Magellan Midstream Partners LP	32,900	1,426,544
NuStar Energy LP	22,600	1,204,580

		3,975,076

Materials & Processing - 22.38%

Acuity Brands Inc †	128,000	5,760,000
Agnico-Eagle Mines Ltd (Canada)	136,800	7,473,384
Albany International Corp ‘A’ †	143,600	5,327,560
Barnes Group Inc †	213,800	7,138,782
Bemis Co Inc †	218,600	5,985,268
Cleveland-Cliffs Inc †	81,800	8,245,440
Commercial Metals Co	238,800	7,032,660
Corn Products International Inc †	175,400	6,445,950
Ennis Inc	299,200	5,385,600
Harsco Corp	97,000	6,214,790
IAMGOLD Corp (Canada)	785,300	6,360,930
Lennox International Inc	162,700	6,739,034
Methanex Corp † (Canada)	238,200	6,574,320
Mueller Industries Inc †	170,300	4,936,997
Quanex Corp †	150,900	7,831,710
Royal Gold Inc †	250,800	7,654,416
RPM International Inc †	300,100	6,092,030
Simpson Manufacturing Co Inc †	174,300	4,634,637
The Lubrizol Corp	106,600	5,773,456
Universal Forest Products Inc †	62,400	1,838,304
WD-40 Co †	109,100	4,142,527
Westlake Chemical Corp †	231,700	4,399,983
Zep Inc * †	53,500	742,045

		132,729,823

Multi-Industry - 0.87%

Lancaster Colony Corp †	130,100	5,164,970

Producer Durables - 6.35%

Applied Industrial Technologies Inc †	186,100	5,400,622
Briggs & Stratton Corp †	47,300	1,071,818
Crane Co	137,000	5,877,300
Kennametal Inc	183,800	6,958,668
Lincoln Electric Holdings Inc	95,000	6,762,100
Regal-Beloit Corp †	134,800	6,059,260
Technitrol Inc †	193,500	5,530,230

		37,659,998

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value

Technology - 1.91%

DRS Technologies Inc †	135,200	$7,337,304
Himax Technologies Inc ADR (Taiwan)	150,300	641,781
Nam Tai Electronics Inc (United Kingdom)	70,100	790,027
Park Electrochemical Corp †	89,500	2,527,480

		11,296,592

Utilities - 11.49%

Atmos Energy Corp †	222,300	6,233,292
Cleco Corp †	222,200	6,177,160
Energen Corp	98,400	6,320,232
National Fuel Gas Co †	125,900	5,877,012
OGE Energy Corp	176,300	6,397,927
Southwest Gas Corp †	206,100	6,135,597
UGI Corp †	246,200	6,708,950
USA Mobility Inc *	393,800	5,631,340
Vectren Corp †	197,100	5,717,871
Westar Energy Inc †	261,700	6,788,498
WGL Holdings Inc †	187,700	6,149,052

		68,136,931

Total Common Stocks (Cost $533,664,061)		588,147,335

	Principal
	Amount

SHORT-TERM INVESTMENT - 1.07%

Time Deposit - 1.07%

State Street Bank
3.850% due 01/02/08	$6,340,000	6,340,000

Total Short-Term Investment (Cost $6,340,000)		6,340,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.24% (Cost $540,004,061)		594,487,335

	Shares

SECURITIES LENDING COLLATERAL - 33.51%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $198,771,253)	198,771,253	198,771,253

TOTAL INVESTMENTS - 133.75% (Cost $738,775,314)		793,258,588

OTHER ASSETS & LIABILITIES, NET - (33.75%)		(200,167,253)

NET ASSETS - 100.00%		$593,091,335

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	34.58%
Financial Services	22.76%
Materials & Processing	22.38%
Utilities	11.49%
Energy	9.17%
Autos & Transportation	8.41%
Consumer Discretionary	6.78%
Producer Durables	6.35%
Consumer Staples	5.17%
Health Care	3.21%
Technology	1.91%
Multi-Industry	0.87%
Integrated Oils	0.67%

133.75%
Other Assets & Liabilities, Net	(33.75%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value

PREFERRED STOCKS - 1.42%

Integrated Oils - 0.74%
Petroleo Brasileiro SA (Brazil)	67,470	$3,350,757

Materials & Processing - 0.68%

Cia Vale do Rio Doce ADR † (Brazil)	108,670	3,040,587

Total Preferred Stocks (Cost $545,231)		6,391,344

COMMON STOCKS - 50.80%

Autos & Transportation - 0.70%

Navistar International Corp *	58,030	3,145,226

Consumer Discretionary - 12.58%

Costco Wholesale Corp	67,700	4,722,752
eBay Inc *	108,160	3,589,831
Gemstar-TV Guide International Inc * †	1,561	7,430
Google Inc ‘A’ *	2,930	2,026,036
Liberty Global Inc ‘A’ * †	318,365	12,476,724
Liberty Global Inc ‘C’ * †	322,864	11,813,594
Office Depot Inc * †	69,780	970,640
OfficeMax Inc †	45,500	940,030
Take-Two Interactive Software Inc *	957,109	17,658,661
Yahoo! Inc *	102,400	2,381,824

		56,587,522

Consumer Staples - 4.63%

Altria Group Inc	155,880	11,781,410
ConAgra Foods Inc	63,320	1,506,383
Loews Corp-Carolina Group	88,420	7,542,226

		20,830,019

Energy - 0.26%

Dynegy Inc ‘A’ *	166,125	1,186,133

Financial Services - 7.12%

Bank of America Corp	170,232	7,023,772
Everest Re Group Ltd (Bermuda)	37,860	3,801,144
National Financial Partners Corp †	48,400	2,207,524
UBS AG (NYSE) (Switzerland)	58,200	2,677,200
UBS AG (XVTX) + (Switzerland)	225,799	10,411,073
Wachovia Corp	154,931	5,892,026

		32,012,739

Health Care - 7.86%

Abbott Laboratories	50,320	2,825,468
Amicus Therapeutics Inc * †	78,300	841,725
Beckman Coulter Inc	33,170	2,414,776
deCODE genetics Inc * †	187,100	688,528
Human Genome Sciences Inc * †	233,320	2,435,861
Medco Health Solutions Inc *	18,850	1,911,390
Mylan Inc †	208,100	2,925,886
Novartis AG ADR (Switzerland)	83,950	4,559,324
Orexigen Therapeutics Inc * †	167,880	2,392,290
Schering-Plough Corp	198,300	5,282,712
Skilled Healthcare Group Inc ‘A’ *	122,680	1,794,808
The Medicines Co *	164,310	3,148,180
Vanda Pharmaceuticals Inc * †	246,500	1,695,920
WellPoint Inc *	28,130	2,467,845

		35,384,713

Integrated Oils - 3.33%

BP PLC ADR (United Kingdom)	42,000	3,073,140
Exxon Mobil Corp	90,590	8,487,377
Petroleo Brasileiro SA ADR (Brazil)	29,600	3,411,104

		14,971,621

Materials & Processing - 1.47%

Carpenter Technology Corp	43,560	3,274,405
Texas Industries Inc †	13,320	933,732
The Lubrizol Corp	23,420	1,268,427
Vulcan Materials Co †	14,250	1,127,033

		6,603,597

Multi-Industry - 1.61%

Siemens AG ADR † (Germany)	46,110	7,255,870

Producer Durables - 2.35%

Orbital Sciences Corp * †	65,760	1,612,435
Sinomem Technology Ltd * + (Singapore)	1,621,000	994,222
United Technologies Corp	104,030	7,962,456

		10,569,113

Technology - 6.52%

Cisco Systems Inc *	136,930	3,706,695
International Business Machines Corp †	34,690	3,749,989
Microsoft Corp	297,260	10,582,456
Novell Inc *	354,830	2,437,682
Synopsys Inc *	186,150	4,826,870
Texas Instruments Inc	120,090	4,011,006

		29,314,698

Utilities - 2.37%

AT&T Inc	111,100	4,617,316
Sprint Nextel Corp	243,600	3,198,468
The AES Corp *	133,400	2,853,426

		10,669,210

Total Common Stocks (Cost $190,357,147)		228,530,461

	Principal
	Amount

CORPORATE BONDS & NOTES - 9.25%

Autos & Transportation - 0.13%

Hyundai Motor Manufacturing LLC
5.300% due 12/19/08 ~	$600,000	602,206

Consumer Discretionary - 2.36%
AMFM Inc
8.000% due 11/01/08	760,000	785,684
Belo Corp
8.000% due 11/01/08	1,410,000	1,422,896
Caesars Entertainment Inc
7.500% due 09/01/09 ▼	1,135,000	1,206,354
CBS Corp
7.875% due 07/30/30	155,000	168,680
Clear Channel Communications Inc
6.250% due 03/15/11	725,000	656,587
CSC Holdings Inc
7.250% due 07/15/08	775,000	777,906
Dillard’s Inc
6.625% due 11/15/08 ▼	405,000	404,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

Eastman Kodak Co
3.625% due 05/15/08	$415,000	$410,850
EchoStar DBS Corp
5.750% due 10/01/08	1,215,000	1,216,519
Liberty Media LLC
7.750% due 07/15/09	895,000	918,010
7.875% due 07/15/09	275,000	280,566
MGM MIRAGE
6.000% due 10/01/09	1,225,000	1,225,000
The Gap Inc
10.050% due 12/15/08	171,000	177,412
Tribune Co
5.500% due 10/06/08 ▼	725,000	686,031
Univision Communications Inc
3.875% due 10/15/08	300,000	294,375

		10,631,364

Consumer Staples - 0.34%

Albertson’s Inc
8.000% due 05/01/31 †	845,000	861,454
Delhaize America Inc
9.000% due 04/15/31	577,000	669,999

		1,531,453

Energy - 0.15%

El Paso Corp
6.500% due 06/01/08	200,000	201,899
TEPPCO Partners LP
6.125% due 02/01/13	455,000	474,488

		676,387

Financial Services - 4.09%

Barclays Bank PLC (United Kingdom)
6.278% due 12/15/99 §	2,340,000	1,981,842
Capmark Financial Group Inc
5.875% due 05/10/12 ~	550,000	435,754
CIT Group Funding Co of Canada (Canada)
4.650% due 07/01/10	630,000	599,488
Citigroup Capital XXI
8.300% due 12/21/77 §	340,000	356,032
Ford Motor Credit Co
9.750% due 09/15/10	1,930,000	1,842,668
General Motors Acceptance Corp
8.000% due 11/01/31	870,000	731,558
HBOS PLC (United Kingdom)
6.413% due 10/01/99 † ~ §	2,800,000	2,284,750
HSBC Finance Capital Trust IX
5.911% due 11/30/35 † §	2,000,000	1,853,402
MBIA Inc
5.700% due 12/01/34 ‡	530,000	421,657
MetLife Inc
6.400% due 12/15/36	1,560,000	1,434,191
Popular North America Inc
4.700% due 06/30/09	1,335,000	1,322,312
Prudential Holdings LLC
8.695% due 12/18/23 ~	1,215,000	1,502,972
SLM Corp
4.000% due 01/15/09	840,000	809,427
The Goldman Sachs Group Inc
6.345% due 02/15/34	1,690,000	1,530,865
The Prudential Insurance Co of America
8.300% due 07/01/25 ~	1,095,000	1,294,443

		18,401,361

Integrated Oils - 0.51%

Buckeye Partners LP
4.625% due 07/15/13	980,000	941,872
Kaneb Pipe Line Operating Partnership LP
5.875% due 06/01/13	780,000	794,688
PF Export Receivables Master Trust (Cayman)
3.748% due 06/01/13 ~	345,240	340,560
Valero Logistics Operations LP
6.050% due 03/15/13	200,000	204,664

		2,281,784

Producer Durables - 0.57%

Centex Corp
5.800% due 09/15/09	695,000	640,363
D.R. Horton Inc
8.000% due 02/01/09	250,000	243,064
Lennar Corp
7.625% due 03/01/09	975,000	929,165
Pulte Homes Inc
4.875% due 07/15/09	420,000	391,078
Standard Pacific Corp
5.125% due 04/01/09	440,000	349,800

		2,553,470

Technology - 0.18%

NCR Corp
7.125% due 06/15/09	800,000	827,091

Utilities - 0.92%

AT&T Corp
6.000% due 03/15/09	52,000	52,750
AT&T Wireless Services Inc
7.875% due 03/01/11	360,000	390,141
Cox Enterprises Inc
4.375% due 05/01/08 ~	1,015,000	1,011,821
Ipalco Enterprises Inc
8.375% due 11/14/08 ▼	525,000	536,812
Monongahela Power Co
7.360% due 01/15/10	970,000	1,022,635
Progress Energy Inc
6.850% due 04/15/12	20,000	21,429
Qwest Corp
5.625% due 11/15/08 ▼	126,000	126,000
Westar Energy Inc
7.125% due 08/01/09	920,000	949,585

		4,111,173

Total Corporate Bonds & Notes (Cost $43,142,745)		41,616,289

MORTGAGE-BACKED SECURITIES - 37.59%

Collateralized Mortgage Obligations - 20.45%

Banc of America Commercial Mortgage Inc
4.501% due 07/10/43 “	1,060,000	1,047,611
Banc of America Funding Corp
6.500% due 07/20/32 “	643,788	654,752
Banc of America Mortgage Securities Inc
4.717% due 07/25/35 “ §	1,277,832	1,267,939
6.500% due 05/25/32 “	558,712	569,424
Bear Stearns Adjustable Rate Mortgage Trust
5.797% due 10/25/36 “ §	690,174	695,478
Bear Stearns Commercial Mortgage Securities
4.000% due 03/13/40 “	1,263,209	1,243,703
Chase Mortgage Finance Corp
5.500% due 05/25/35 “	440,000	432,638
Citigroup Mortgage Loan Trust Inc
5.894% due 07/25/36 “ §	515,030	519,611
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/49 “	850,000	849,099

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

Citimortgage Alternative Loan Trust
5.265% due 10/25/36 “ §	$1,369,304	$1,298,930
5.315% due 10/25/36 “ §	709,104	693,345
Countrywide Alternative Loan Trust
5.500% due 05/25/35 - 02/25/36 “ ±	1,850,000	1,773,379
5.750% due 01/25/35 “	1,068,000	1,020,903
6.500% due 08/25/32 - 09/25/34 “ ±	1,191,739	1,217,253
Countrywide Home Loan Mortgage Pass-Through Trust
4.122% due 01/19/34 “ §	905,925	917,019
4.995% due 03/25/35 “ §	1,199,232	1,171,840
5.694% due 04/25/37 “ §	1,263,403	1,268,877
Deutsche ALT-A Securities Inc Alternate Loan Trust
5.961% due 06/25/36 “ §	436,025	435,947
6.005% due 10/25/36 “ §	904,846	904,798
6.360% due 07/25/36 “ §	135,665	135,777
Fannie Mae
3.000% due 06/25/22 “	238,422	236,890
4.370% due 12/25/33 “ §	183,885	173,882
4.713% due 05/25/35 “ §	338,036	338,080
5.000% due 01/25/20 “	1,148,000	1,151,815
5.500% due 04/25/23 - 07/25/36 “ ±	5,263,000	5,288,937
6.000% due 03/25/17 - 09/25/30 “ ±	1,058,378	1,090,161
6.362% due 06/25/36 “ §	1,739,401	1,859,092
6.500% due 06/25/23 - 01/25/32 “ ±	1,767,860	1,828,553
6.728% due 03/25/36 “ §	337,492	374,608
Fannie Mae (IO)
1.185% due 10/25/35 “ §	2,471,637	172,427
1.835% due 02/25/35 - 12/25/36 “ § ±	5,544,043	472,168
1.885% due 08/25/25 - 03/25/35 “ § ±	6,778,963	490,935
2.235% due 11/25/30 “ §	400,640	32,200
2.335% due 05/25/36 “ §	4,001,854	369,624
3.035% due 11/25/31 “ §	959,809	123,965
3.085% due 01/25/32 “ §	212,199	22,855
3.104% due 12/18/32 “ §	292,432	28,835
3.135% due 04/25/32 - 12/25/32 “ § ±	2,292,232	284,607
3.235% due 03/25/32 - 12/25/33 “ § ±	2,030,361	328,754
3.385% due 02/25/33 “ §	543,051	66,239
5.500% due 06/25/33 - 01/01/34 “ ±	4,294,506	996,861
6.000% due 10/01/33 - 08/01/35 “ ±	5,690,327	1,308,502
6.500% due 02/01/32 - 02/01/33 “ ±	2,903,139	682,491
6.500% due 02/01/33 “ §	337,395	77,890
7.000% due 06/01/23 - 08/01/26 “ ±	984,138	231,355
7.000% due 09/01/23 ▼	1,291,019	296,845
7.500% due 08/01/23 - 11/01/23 “ ±	1,230,899	296,089
Fannie Mae (PO)
0.000% due 09/25/23 “	261,024	213,333
Fannie Mae Grantor Trust
7.000% due 11/25/31 “	730,307	770,205
Fannie Mae Whole Loan
7.000% due 02/25/44 “	1,497,979	1,589,224
First Horizon Alternative Mortgage Securities
5.500% due 04/25/37 “	475,000	469,231
6.000% due 01/25/35 “	364,018	350,389
Freddie Mac
5.000% due 03/15/34 “	3,000,000	2,786,267
5.428% due 06/15/29 - 01/15/33 “ § ±	307,355	307,519
5.528% due 03/15/32 “ §	123,289	123,424
5.628% due 12/15/32 “ §	1,445,724	1,456,158
5.949% due 06/15/34 “ §	206,724	225,529
6.316% due 08/15/35 “ §	109,666	124,787
6.500% due 02/15/28 - 06/15/32 “ ±	3,091,900	3,226,567
Freddie Mac (IO)
1.123% due 07/15/25 - 02/15/26 “ § ±	2,389,301	127,437
1.673% due 01/15/35 “ §	2,059,017	146,427
2.223% due 04/15/33 “ §	534,271	36,065
2.623% due 07/15/26 - 03/15/29 “ § ±	677,299	62,252
6.000% due 12/01/31 - 03/01/33 “ ±	1,074,760	245,446
6.500% due 02/01/28 - 01/01/29 “ ±	224,501	53,222
7.000% due 06/01/26 - 04/01/27 “ ±	986,028	225,302
Freddie Mac (PO)
0.000% due 06/01/26 - 02/01/28 “ ±	191,206	154,268
GE Capital Commercial Mortgage Corp
4.093% due 01/10/38 ‡ “	1,899,000	1,884,480
4.433% due 07/10/39 “	640,000	637,777
4.853% due 07/10/45 “	620,000	617,861
GMAC Mortgage Corp Loan Trust
5.292% due 07/19/35 “ §	1,382,948	1,372,056
5.500% due 09/25/34 “	730,000	698,725
Government National Mortgage Association (IO)
2.473% due 02/16/32 “ §	533,893	82,334
2.573% due 01/16/27 “ §	419,271	42,194
2.623% due 01/17/30 “ §	359,178	58,216
2.673% due 12/16/26 “ §	1,075,790	104,633
Greenwich Capital Commercial Funding Corp
4.305% due 08/10/42 ‡ “	930,000	918,899
5.117% due 04/10/37 “	670,000	671,588
5.381% due 03/10/39 “	2,080,000	2,092,869
GSR Mortgage Loan Trust
5.151% due 11/25/35 “ §	2,033,563	2,031,949
JPMorgan Chase Commercial Mortgage Securities Corp
4.575% due 07/15/42 “	260,000	257,336
4.790% due 10/15/42 “	880,000	874,657
5.481% due 12/12/44 “ §	1,040,000	1,053,855
5.827% due 02/15/51 “	460,000	469,813
LB-UBS Commercial Mortgage Trust
4.885% due 09/15/30 “	730,000	728,908
5.318% due 02/15/40 “	860,000	864,170
5.424% due 02/15/40 “	720,000	724,509
MASTR Alternative Loans Trust
4.700% due 08/25/34 “ §	36,128	35,999
6.000% due 07/25/34 “	861,549	853,273
MLCC Mortgage Investors Inc
6.003% due 06/25/37 “ §	1,705,966	1,715,430
Morgan Stanley Mortgage Loan Trust
5.427% due 06/25/36 “ §	490,000	482,132
Prudential Mortgage Capital Co II LLC
7.306% due 10/06/10 ~ “	1,620,000	1,716,833
Residential Accredit Loans Inc
5.750% due 01/25/33 - 04/25/37 “ ±	1,053,186	1,043,580
6.000% due 05/25/36 - 09/25/36 “ ±	1,221,575	1,220,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

Residential Asset Securitization Trust
6.000% due 09/25/36 “	$958,266	$955,692
Suntrust Adjustable Rate Mortgage Loan Trust
5.004% due 01/25/37 “ §	1,851,668	1,844,475
Wachovia Bank Commercial Mortgage Trust
4.782% due 03/15/42 “	1,490,000	1,483,604
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.000% due 02/25/37 “	1,845,704	1,851,427
Washington Mutual Mortgage Pass-Through Certificates
5.700% due 06/25/37 “ §	1,190,783	1,175,850
5.750% due 10/25/36 “ §	1,869,046	1,857,730
6.133% due 08/25/36 “ §	1,921,924	1,921,575
Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/34 “ §	342,074	336,861
4.523% due 04/25/35 “ §	416,436	413,086
4.548% due 03/25/35 “ §	251,048	249,042
4.999% due 12/25/34 “ §	410,959	405,219
5.000% due 06/25/18 “	688,609	685,116
5.094% due 03/25/36 “ §	375,314	373,722
5.107% due 03/25/36 “ §	2,077,105	2,061,701
5.535% due 04/25/36 “ §	716,546	706,618
5.559% due 07/25/36 “ §	832,147	836,840
5.647% due 07/25/36 “ §	637,792	642,572
6.100% due 09/25/36 “ §	1,503,802	1,507,121

		91,998,696

Fannie Mae - 14.13%

4.500% due 05/01/18 - 08/01/20 “ ±	8,973,631	8,838,966
5.000% due 12/01/17 - 01/17/38 “ ±	16,450,362	16,339,079
5.500% due 01/01/33 - 01/17/38 “ ±	16,523,758	16,529,321
6.000% due 09/01/32 - 01/17/38 “ ±	12,426,719	12,673,406
6.500% due 06/01/17 - 11/01/31 “ ±	6,442,823	6,686,057
7.000% due 04/01/20 - 04/01/34 “ ±	2,194,437	2,310,533
7.500% due 01/01/33 “	156,235	168,790
8.500% due 07/01/32 “	14,737	15,876

		63,562,028

Freddie Mac - 3.01%

4.500% due 05/01/19 - 07/01/19 “ ±	1,734,485	1,705,368
5.000% due 08/01/33 - 12/01/34 “ ±	2,164,807	2,115,429
6.000% due 04/01/17 - 03/01/33 “ ±	1,790,448	1,832,627
6.500% due 04/01/18 - 04/01/34 “ ±	2,327,648	2,414,298
7.000% due 04/01/28 - 12/01/34 “ ±	5,249,974	5,501,383

		13,569,105

Total Mortgage-Backed Securities (Cost $167,604,090)		169,129,829

ASSET-BACKED SECURITIES - 1.38%

AESOP Funding II LLC
5.009% due 04/20/09 ~ “ §	246,667	246,646
Argent Securities Inc
5.345% due 05/25/34 “ §	778,579	733,493
Citibank Credit Card Issuance Trust
5.000% due 06/10/15 “	180,000	169,564
Citigroup Mortgage Loan Trust Inc
4.922% due 08/25/35 “ §	39,146	39,055
5.536% due 03/25/36 “ §	240,000	239,950
Countrywide Asset-Backed Certificates
4.657% due 02/25/36 “ §	300,000	298,195
5.363% due 05/25/36 “ §	230,000	228,239
5.382% due 05/25/36 “ §	350,000	337,347
5.605% due 02/25/33 “ §	18,836	16,867
Honda Auto Receivables Owner Trust
4.150% due 10/15/10 “	420,000	418,753
Household Home Equity Loan Trust
5.209% due 01/20/35 “ §	347,488	339,589
Lehman XS Trust
5.180% due 08/25/35 “ §	294,330	295,245
MBNA Credit Card Master Note Trust
6.378% due 03/15/16 “ §	1,720,000	1,664,080
Option One Mortgage Loan Trust
4.965% due 07/25/36 “ §	590,000	574,521
Structured Asset Investment Loan Trust
4.905% due 09/25/36 “ §	419,913	410,289
Structured Asset Securities Corp
5.180% due 03/25/35 “ §	177,505	177,702

Total Asset-Backed Securities (Cost $6,414,499)		6,189,535

SHORT-TERM INVESTMENT - 4.92%

Time Deposit - 4.92%

State Street Bank
3.850% due 01/02/08	22,127,000	22,127,000

Total Short-Term Investment (Cost $22,127,000)		22,127,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 105.36% (Cost $430,190,712)		473,984,458

	Shares

SECURITIES LENDING COLLATERAL - 6.04%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $27,183,875)	27,183,875	27,183,875

TOTAL INVESTMENTS - 111.40% (Cost $457,374,587)		501,168,333

OTHER ASSETS & LIABILITIES, NET - (11.40%)		(51,301,620)

NET ASSETS - 100.00%		$449,866,713

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Equity Securities	52.22%
Mortgage-Backed Securities	37.59%
Short Term Investment & Securities Lending Collateral	10.96%
Corporate Bonds & Notes	9.25%
Asset-Backed Securities	1.38%

111.40%
Other Assets & Liabilities, Net	(11.40%)

100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	71.81%
A-1 (Short-Term Debt only)	9.26%
AA	0.80%
A	4.33%
BBB	4.45%
BB	6.58%
B	1.58%
CCC	0.29%
Not Rated	0.90%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $11,405,295 or 2.54% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	0.72% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	Securities with an approximate aggregate market value of $258,095 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

			Net Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

U.S. Treasury 5-Year Notes (03/08)	128	$12,800,000	$76,520
U.S. Treasury 30-Year Bonds (03/08)	183	18,300,000	(127,522)

Short Futures Outstanding
U.S. Treasury 2-Year Notes (03/08)	320	64,000,000	37,954
U.S. Treasury 10-Year Notes (03/08)	203	20,300,000	(121,817)

			($134,865)

(g)	Transactions in written options for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2006	87	$45,717
Call Options Written	424	144,753
Call Options Expired	(87)	(45,717)
Call Options Repurchased	(424)	(144,753)

Outstanding, December 31, 2007	—	$—

(h)	Swap agreements outstanding as of December 31, 2007 were as follows:
Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Credit Suisse	Freescale Semiconductor Inc 6.875% due 07/15/11	Sell	0.600%	03/20/08	$485,000	$2,326
Credit Suisse	Freescale Semiconductor Inc 6.875% due 07/15/11	Sell	0.750%	03/20/08	510,000	2,277
Credit Suisse	Univision Communications Inc 7.850% due 07/15/11	Sell	0.750%	03/20/08	235,000	1,203
Credit Suisse	Rite Aid Corp 7.700% due 02/15/27	Sell	0.875%	06/20/08	805,000	(15,581)
Morgan Stanley	Tribune Co 5.250% due 08/15/15	Sell	1.000%	06/20/08	480,000	27,403
Deutsche Bank	Merrill Lynch & Co Inc 5.000% due 01/15/15	Sell	1.850%	06/20/08	240,000	332
Goldman Sachs	Merrill Lynch & Co Inc 5.000% due 01/15/15	Sell	1.850%	06/20/08	545,000	754
Morgan Stanley	K. Hovnanian Enterprises 6.500% due 01/15/14	Sell	1.850%	06/20/08	510,000	(34,380)
Barclays	Beazer Homes 6.500% due 11/15/13	Sell	2.100%	06/20/08	295,000	(23,654)
Morgan Stanley	Beazer Homes 6.500% due 11/15/13	Sell	2.150%	06/20/08	520,000	(41,586)
Lehman Brothers	Residential Capital LLC 8.000% due 04/17/13	Sell	5.000%	06/20/08	410,000	3,068

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Morgan Stanley	Residential Capital LLC 8.000% due 04/17/13	Sell	5.000%	06/20/08	$440,000	$8,993
Deutsche Bank	MBIA Inc 6.625% due 10/01/28	Sell	0.520%	09/20/08	510,000	(33,076)
Deutsche Bank	MBIA Inc 6.625% due 10/01/28	Sell	0.600%	09/20/08	515,000	(33,117)
Lehman Brothers	Morgan Stanley 6.600% due 04/01/12	Sell	0.640%	09/20/08	1,925,000	(6,391)
Barclays	Merrill Lynch & Co Inc 5.000% due 01/15/15	Sell	0.680%	09/20/08	1,905,000	(11,552)
Barclays	Countrywide Home Loans 4.000% due 03/22/11	Sell	0.750%	09/20/08	590,000	64,915
Deutsche Bank	Dillards Inc 7.130% due 08/01/18	Sell	0.750%	09/20/08	200,000	(2,328)
Morgan Stanley	Countrywide Home Loans 4.000% due 03/22/11	Sell	0.750%	09/20/08	375,000	41,260
Deutsche Bank	Levi Strauss & Co Inc 12.250% due 12/15/12	Sell	0.900%	09/20/08	345,000	3,286
Deutsche Bank	Levi Strauss & Co Inc 12.250% due 12/15/12	Sell	1.000%	09/20/08	465,000	4,095
Goldman Sachs	First Data Corp 4.700% due 08/01/13	Sell	1.150%	09/20/08	505,000	4,555
Deutsche Bank	Owens-Illinois Inc 7.800% due 05/15/18	Sell	1.250%	09/20/08	435,000	620
Goldman Sachs	Citigroup Inc 7.750% due 04/02/12	Sell	1.250%	09/20/08	545,000	(13,199)
Morgan Stanley	First Data Corp 4.700% due 08/01/13	Sell	1.350%	09/20/08	315,000	(2,390)
Deutsche Bank	Lehman Brothers Holdings Inc 6.625% due 01/18/12	Sell	1.410%	09/20/08	900,000	(1,175)
Barclays	Toys R Us Inc 7.375% due 10/15/18	Sell	1.450%	09/20/08	510,000	(13,052)
Goldman Sachs	Smurfit Stone Container Enterprises Inc 7.500% due 06/01/13	Sell	1.450%	09/20/08	775,000	(86)
Credit Suisse	ArvinMeritor Inc 8.125% due 09/15/15	Sell	1.550%	09/20/08	820,000	(10,473)
Credit Suisse	The Goodyear Tire & Rubber Co 9.000% due 07/01/15	Sell	1.550%	09/20/08	780,000	(413)
Deutsche Bank	Georgia Pacific Corp 7.750% due 11/15/29	Sell	1.750%	09/20/08	775,000	(2,567)
Lehman Brothers	Nortel Networks Corp 4.250% due 09/01/08	Sell	1.850%	09/20/08	125,000	(345)
Credit Suisse	Saks Inc 2.000% due 03/15/24	Sell	2.000%	09/20/08	825,000	(2,764)
Morgan Stanley	Harrah’s Operating Co Inc 5.625% due 06/01/15	Sell	2.200%	09/20/08	310,000	1,931
Deutsche Bank	The Bear Stearns Co Inc 5.300% due 10/30/15	Sell	2.350%	09/20/08	1,915,000	(7,713)
Morgan Stanley	Toys R US Inc 7.375% due 10/15/18	Sell	2.550%	09/20/08	300,000	5,355
Credit Suisse	Quebecor World Capital Corp 6.125% due 11/15/13	Sell	2.600%	09/20/08	505,000	(19,977)
Goldman Sachs	Amkor Technology Inc 7.750% due 05/15/13	Sell	2.650%	09/20/08	75,000	520
Deutsche Bank	Intelsat Ltd 6.500% due 11/01/13	Sell	2.850%	09/20/08	210,000	(2,492)
Goldman Sachs	Quebecor World Capital Corp 6.125% due 11/15/13	Sell	3.000%	09/20/08	235,000	(7,963)
Deutsche Bank	Countrywide Home Loans Inc 4.000% due 03/22/11	Sell	3.250%	09/20/08	395,000	(37,115)
Credit Suisse	Intelsat Ltd 6.500% due 11/01/13	Sell	3.450%	09/20/08	525,000	3,995
Goldman Sachs	Dole Food Co Inc 8.625% due 05/01/09	Sell	3.880%	09/20/08	780,000	5,928
Morgan Stanley	Residential Capital LLC 8.000% due 04/17/13	Sell	6.120%	09/20/08	1,180,000	(182,392)
Goldman Sachs	Standard-Pacific Corp 7.000% due 08/15/15	Sell	6.625%	09/20/08	380,000	(31,977)
Goldman Sachs	K. Hovnanian Enterprises 6.500% due 01/15/14	Sell	6.750%	09/20/08	270,000	(18,076)
Barclays	Dillards Inc 7.130% due 08/01/18	Sell	1.900%	12/20/08	320,000	(1,678)
Morgan Stanley	Lennar Corp 5.950% due 03/01/13	Sell	2.900%	12/20/08	450,000	17,662
Deutsche Bank	iStar Financial Inc 6.000% due 12/15/10	Sell	2.925%	12/20/08	930,000	(17,536)
Deutsche Bank	iStar Financial Inc 6.000% due 12/15/10	Sell	3.000%	12/20/08	540,000	(9,779)
Lehman Brothers	Univision Communications Inc 7.850% due 07/15/11	Sell	3.000%	12/20/08	560,000	(4,866)
Lehman Brothers	DR Horton Inc 5.375% due 06/15/12	Sell	4.200%	12/20/08	730,000	(2,946)
Goldman Sachs	DR Horton Inc 5.375% due 06/15/12	Sell	4.210%	12/20/08	475,000	(1,873)
Lehman Brothers	Washington Mutual Inc 5.250% due 09/15/17	Sell	4.400%	12/20/08	255,000	(1,635)
Deutsche Bank	Washington Mutual Inc 5.250% due 09/15/17	Sell	4.500%	12/20/08	660,000	(3,618)
Barclays	Six Flags Inc 9.750% due 04/15/13	Sell	8.250%	12/20/08	480,000	(8,469)
Deutsche Bank	Tenet Healthcare Corp 7.375% due 02/01/13	Sell	1.600%	03/20/09	810,000	1,810
Morgan Stanley	Countrywide Home Loans 4.000% due 03/22/11	Sell	0.420%	06/20/09	1,530,000	(273,204)
Deutsche Bank	Centex Corp 5.250% due 06/15/15	Sell	1.550%	09/20/09	115,000	(5,264)
Deutsche Bank	Allied Waste North America Inc 7.375% due 04/15/14	Sell	2.000%	09/20/09	510,000	(1,939)
Deutsche Bank	Allied Waste North America Inc 7.375% due 04/15/14	Sell	2.000%	09/20/09	330,000	1,255
Goldman Sachs	Pulte Homes Inc 5.250% due 01/15/14	Sell	2.750%	09/20/09	725,000	(21,292)
Barclays	Lehman Brothers Holdings Inc 6.625% due 01/18/12	Sell	0.490%	09/20/10	1,025,000	(23,330)
Deutsche Bank	Dow Jones CDX NA IG7 Index	Buy	(0.400%)	12/20/11	2,700,000	(44,365)
Goldman Sachs	Capmark Financial Group Inc 6.300% due 05/10/17	Sell	0.950%	06/20/12	485,000	28,863
Barclays	Capmark Financial Group Inc 5.875% due 05/10/12	Sell	1.000%	06/20/12	485,000	26,659
Deutsche Bank	Dow Jones CDX NA HY-8 Index	Sell	2.750%	06/20/12	95,000	(12,350)
Deutsche Bank	Dow Jones CDX NA HY-8 Index	Sell	2.750%	06/20/12	1,255,000	32,219
Morgan Stanley	Sara Lee Corp 6.125% due 11/01/32	Buy	(0.418%)	09/20/12	815,000	(3,331)
Goldman Sachs	Sara Lee Corp 6.125% due 11/01/32	Buy	(0.419%)	09/20/12	635,000	(2,623)
Goldman Sachs	General Mills Inc 0.000% due 08/15/13	Sell	0.380%	12/20/12	655,000	(1,395)
Lehman Brothers	General Mills Inc 0.000% due 08/15/13	Sell	0.400%	12/20/12	795,000	814
Barclays	Dow Jones CDX NA IG9 Index	Sell	0.600%	12/20/12	5,010,000	(70,499)
Deutsche Bank	Dow Jones CDX NA IG9 Index	Sell	0.600%	12/20/12	10,135,000	(136,383)
Morgan Stanley	Dow Jones CDX NA IG9 Index	Sell	0.600%	12/20/12	2,095,000	(32,279)
Deutsche Bank	Capital One Bank 5.125% due 02/15/14	Buy	(1.700%)	12/20/12	545,000	10,954
Deutsche Bank	Capital One Bank 5.125% due 02/15/14	Buy	(1.800%)	12/20/12	290,000	4,614
Lehman Brothers	Capital One Bank 5.125% due 02/15/14	Buy	(1.800%)	12/20/12	325,000	5,170
Goldman Sachs	iStar Financial Inc 6.000% due 12/15/10	Sell	3.950%	12/20/12	55,000	60

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Deutsche Bank	iStar Financial Inc 6.000% due 12/15/10	Sell	4.320%	12/20/12	$70,000	$1,085
Barclays	iStar Financial Inc 6.000% due 12/15/10	Sell	4.400%	12/20/12	430,000	8,005
Credit Suisse	Energy Future Holdings Corp 5.550% due 11/15/14	Sell	5.910%	12/20/12	155,000	6,521
Credit Suisse	Energy Future Holdings Corp 5.550% due 11/15/14	Sell	6.000%	12/20/12	155,000	7,072
Credit Suisse	Energy Future Holdings Corp 5.550% due 11/15/14	Sell	6.050%	12/20/12	150,000	7,140
Morgan Stanley	General Motors Corp 7.125% due 07/15/13	Sell	5.750%	12/20/16	505,000	34,572
Morgan Stanley	General Motors Corp 7.125% due 07/15/13	Sell	5.800%	12/20/16	520,000	34,439
Morgan Stanley	Ford Motor Co 7.450% due 07/16/31	Sell	7.050%	12/20/16	500,000	20,549
Morgan Stanley	Ford Motor Co 7.450% due 07/16/31	Sell	7.150%	12/20/16	1,050,000	38,276
Morgan Stanley	Inco Ltd 7.750% due 05/15/12	Buy	(0.630%)	03/20/17	520,000	5,300
Morgan Stanley	Inco Ltd 7.750% due 05/15/12	Buy	(0.700%)	03/20/17	515,000	7,954
Morgan Stanley	Vale Overseas Ltd 8.250% due 01/17/34	Sell	1.100%	03/20/17	520,000	6,288
Morgan Stanley	Vale Overseas Ltd 8.250% due 01/17/34	Sell	1.170%	03/20/17	515,000	3,617
Morgan Stanley	Kohl’s Corp 6.300% 03/01/11	Buy	(0.660%)	12/20/17	715,000	21,662
Morgan Stanley	Kohl’s Corp 6.300% 03/01/11	Buy	(0.870%)	12/20/17	720,000	10,217
Morgan Stanley	JC Penney Corp Inc 9.000% due 08/01/12	Sell	1.070%	12/20/17	475,000	(29,754)
Morgan Stanley	JC Penney Corp Inc 9.000% due 08/01/12	Sell	1.300%	12/20/17	485,000	(63,778)
Deutsche Bank	ABX.HE.AA. 06-2	Sell	0.170%	05/25/46	220,000	(57,456)
Goldman Sachs	ABX.HE.AA. 06-2	Sell	0.170%	05/25/46	290,000	4,350
Goldman Sachs	ABX.HE.AA. 06-2	Sell	0.170%	05/25/46	75,000	(22,319)
Morgan Stanley	ABX.HE.AA. 06-2	Sell	0.170%	05/25/46	225,000	(64,384)

						($944,236)

(1)	If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
Interest Rate Swaps

		Pay/Receive	Fixed	Expiration	Notional	Unrealized
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	Appreciation

Credit Suisse	3-Month USD-LIBOR	Pay	5.428%	08/07/17	$2,130,000	$128,786
Deutsche Bank	3-Month USD-LIBOR	Pay	5.445%	08/08/17	1,800,000	111,863

						$240,649

Total Return Swaps

					Unrealized
			Expiration	Number of	Appreciation
Counterparty	Receive Total Return	Pay	Date	Contracts	(Depreciation)

Deutsche Bank	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 25.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	02/01/08	570	($9,397)
Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 32.5 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	02/01/08	2,600	(42,962)
Deutsche Bank	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 45.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	02/01/08	2,110	(34,865)
Deutsche Bank	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 60.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	02/01/08	6,120	(100,098)
Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 60.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	02/01/08	2,224	(45,486)
UBS	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 60.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	02/01/08	2,781	(36,376)
Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 25.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	03/01/08	430	(7,058)
Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 20.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	05/01/08	2,700	57,018
UBS	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 20.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	05/01/08	1,900	42,052
Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 45.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	05/01/08	3,836	(62,271)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

					Unrealized
			Expiration	Number of	Appreciation
Counterparty	Receive Total Return	Pay	Date	Contracts	(Depreciation)

Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 55.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	05/01/08	2,894	($46,979)
Barclays	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 20.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	06/01/08	2,870	60,608
Lehman Brothers	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 40.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	06/01/08	3,400	71,800
Morgan Stanley	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index minus 40.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	06/01/08	2,400	50,683
Morgan Stanley	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index plus 90.0 basis points	Lehman AAA 8.50 Duration plus Collateralized Mortgage-Backed Securities Index	06/01/08	2,870	(45,590)

					($148,921)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 99.28%

Autos & Transportation - 0.16%

AMR Corp * †	60,100	$843,203
Continental Airlines Inc ‘B’ * †	36,700	816,575
Lear Corp * †	26,200	724,692
Northwest Airlines Corp *	19,900	288,749
The Goodyear Tire & Rubber Co * †	28,300	798,626
UAL Corp * †	16,800	599,088

		4,070,933

Consumer Discretionary - 10.22%

Accenture Ltd ‘A’ (Bermuda)	370,700	13,356,321
Activision Inc *	37,600	1,116,720
Amazon.com Inc * †	159,200	14,748,288
Apollo Group Inc ‘A’ * †	38,200	2,679,730
AutoNation Inc *	55,800	873,828
AutoZone Inc *	9,200	1,103,172
Best Buy Co Inc †	26,200	1,379,430
Big Lots Inc * †	30,600	489,294
Career Education Corp *	12,000	301,680
CBS Corp ‘B’ †	189,800	5,172,050
Chipotle Mexican Grill Inc ‘B’ *	9,417	1,158,762
ChoicePoint Inc *	23,100	841,302
Clear Channel Communications Inc	405,000	13,980,600
Costco Wholesale Corp	71,787	5,007,861
Dollar Tree Stores Inc * †	32,800	850,176
eBay Inc * †	456,300	15,144,597
EchoStar Communications Corp ‘A’ *	105,100	3,964,372
Family Dollar Stores Inc †	45,100	867,273
Fossil Inc * †	14,300	600,314
Google Inc ‘A’ *	52,700	36,440,996
Hewitt Associates Inc ‘A’ * †	18,100	693,049
IAC/InterActiveCorp *	20,000	538,400
ITT Educational Services Inc *	10,400	886,808
Liberty Global Inc ‘A’ *	113,500	4,448,065
Liberty Media Corp - Capital ‘A’ *	9,100	1,060,059
Liz Claiborne Inc	13,800	280,830
Macy’s Inc	376,900	9,750,403
News Corp ‘A’	242,500	4,968,825
Polo Ralph Lauren Corp	12,900	797,091
RadioShack Corp †	48,700	821,082
Robert Half International Inc †	25,800	697,632
Sears Holdings Corp * †	98,700	10,072,335
Tempur-Pedic International Inc †	26,800	695,996
The Black & Decker Corp †	12,600	877,590
The Corporate Executive Board Co	11,400	685,140
The Gap Inc †	283,300	6,028,624
The Home Depot Inc	262,300	7,066,362
The Men’s Wearhouse Inc	9,100	245,518
The Stanley Works †	18,400	892,032
The Toro Co †	6,600	359,304
The Walt Disney Co	850,900	27,467,052
Time Warner Inc	2,485,100	41,029,001
ValueClick Inc *	11,600	254,040
VeriSign Inc * †	26,300	989,143
Viacom Inc ‘B’ *	346,755	15,229,480
Wal-Mart Stores Inc	68,500	3,255,805
Wendy’s International Inc	11,800	304,912
Yum! Brands Inc	13,800	528,126

		260,999,470

Consumer Staples - 3.35%

Altria Group Inc	281,000	21,237,980
Herbalife Ltd (Cayman)	9,700	390,716
PepsiCo Inc †	128,400	9,745,560
Reynolds American Inc †	5,900	389,164
The Coca-Cola Co	234,900	14,415,813
The Kroger Co †	202,300	5,403,433
The Procter & Gamble Co	460,682	33,823,272

		85,405,938

Energy - 2.31%

Dresser-Rand Group Inc *	18,200	710,710
Global Industries Ltd * †	35,500	760,410
National Oilwell Varco Inc * †	47,784	3,510,213
Schlumberger Ltd (Netherlands)	287,700	28,301,049
Tesoro Corp †	22,100	1,054,170
Transocean Inc * (Cayman)	48,700	6,971,405
Valero Energy Corp †	252,600	17,689,578

		58,997,535

Financial Services - 24.21%

ACE Ltd (Cayman)	20,000	1,235,600
Ambac Financial Group Inc †	33,700	868,449
American Express Co	99,800	5,191,596
American International Group Inc	1,068,500	62,293,550
Ameriprise Financial Inc	99,100	5,461,401
Aon Corp †	229,200	10,930,548
Assurant Inc †	13,500	903,150
Automatic Data Processing Inc	318,300	14,173,899
Bank of America Corp	1,553,323	64,090,107
Berkshire Hathaway Inc ‘B’ *	1,750	8,288,000
Capital One Financial Corp †	37,700	1,781,702
CIT Group Inc †	39,900	958,797
Citigroup Inc	2,073,700	61,049,728
CNA Financial Corp †	24,100	812,652
Discover Financial Services	26,850	404,898
DST Systems Inc * †	12,100	998,855
Fannie Mae	424,100	16,955,518
General Growth Properties Inc REIT †	33,600	1,383,648
Genworth Financial Inc ‘A’	224,500	5,713,525
HCC Insurance Holdings Inc	3,100	88,908
Janus Capital Group Inc †	36,400	1,195,740
JPMorgan Chase & Co	1,586,112	69,233,789
Lehman Brothers Holdings Inc †	123,800	8,101,472
Lincoln National Corp	42,300	2,462,706
Loews Corp †	80,500	4,052,370
MBIA Inc †	44,500	829,035
Merrill Lynch & Co Inc	567,200	30,447,296
MetLife Inc	113,900	7,018,518
Morgan Stanley	882,400	46,864,264
Safeco Corp †	5,500	306,240
The Allstate Corp †	204,800	10,696,704
The Charles Schwab Corp	84,300	2,153,865
The Chubb Corp	290,600	15,860,948
The First American Corp	25,900	883,708
The Goldman Sachs Group Inc †	248,400	53,418,420
The Progressive Corp	94,600	1,812,536
The Travelers Cos Inc	313,100	16,844,780
The Western Union Co	63,700	1,546,636
U.S. Bancorp	378,700	12,019,938
Wachovia Corp	1,045,380	39,755,801
Washington Mutual Inc †	353,600	4,812,496
Wells Fargo & Co	795,400	24,013,126

		617,914,919

Health Care - 10.12%

Abbott Laboratories	21,200	1,190,380
Aetna Inc	301,400	17,399,822
AmerisourceBergen Corp	19,800	888,426
Amgen Inc *	237,900	11,048,076
Baxter International Inc	102,900	5,973,345
Biogen Idec Inc *	200,600	11,418,152
Coventry Health Care Inc * †	15,900	942,075
CVS Caremark Corp	7,900	314,025
Endo Pharmaceuticals Holdings Inc *	24,500	653,415

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Express Scripts Inc *	206,600	$15,081,800
Forest Laboratories Inc *	160,100	5,835,645
Genentech Inc *	91,500	6,136,905
Health Net Inc * †	21,100	1,019,130
Humana Inc *	42,400	3,193,144
Intuitive Surgical Inc *	3,500	1,135,750
Invitrogen Corp * †	11,800	1,102,238
Johnson & Johnson	661,800	44,142,060
Kinetic Concepts Inc * †	16,500	883,740
King Pharmaceuticals Inc * †	83,700	857,088
Lincare Holdings Inc * †	18,100	636,396
McKesson Corp	173,400	11,359,434
Medco Health Solutions Inc *	166,200	16,852,680
Medtronic Inc †	154,600	7,771,742
Merck & Co Inc	187,200	10,878,192
Omnicare Inc †	32,900	750,449
OSI Pharmaceuticals Inc *	15,000	727,650
Pfizer Inc	872,360	19,828,743
Sepracor Inc * †	33,400	876,750
UnitedHealth Group Inc	349,990	20,369,418
WellPoint Inc *	320,331	28,102,639
Wyeth	250,800	11,082,852

		258,452,161

Integrated Oils - 8.30%

Chevron Corp	510,147	47,612,020
ConocoPhillips †	386,051	34,088,303
Exxon Mobil Corp	1,242,200	116,381,718
Occidental Petroleum Corp	180,800	13,919,792

		212,001,833

Materials & Processing - 2.86%

Acuity Brands Inc †	5,500	247,500
AK Steel Holding Corp *	16,500	762,960
Carpenter Technology Corp †	9,900	744,183
Celanese Corp ‘A’	18,900	799,848
Fluor Corp †	7,600	1,107,472
Freeport-McMoRan Copper & Gold Inc	51,600	5,285,904
International Paper Co	89,800	2,907,724
Monsanto Co	85,500	9,549,495
Nucor Corp	220,000	13,028,400
Owens-Illinois Inc *	27,000	1,336,500
Packaging Corp of America	29,300	826,260
Reliance Steel & Aluminum Co †	12,800	693,760
Southern Copper Corp †	92,400	9,714,012
Terra Industries Inc * †	19,500	931,320
The Dow Chemical Co	153,400	6,047,028
The Mosaic Co * †	150,700	14,217,038
The Scotts Miracle-Gro Co ‘A’ †	19,700	737,174
United States Steel Corp †	27,600	3,337,116
USG Corp * †	22,200	794,538
Zep Inc *	1,250	17,338

		73,085,570

Multi-Industry - 5.24%

3M Co †	153,000	12,900,960
Eaton Corp	37,100	3,596,845
General Electric Co	2,489,216	92,275,237
Honeywell International Inc †	162,800	10,023,596
Johnson Controls Inc	38,800	1,398,352
SPX Corp †	11,100	1,141,635
Teleflex Inc	3,500	220,535
Tyco International Ltd (Bermuda)	306,050	12,134,882

		133,692,042

Producer Durables - 5.03%

Agilent Technologies Inc *	356,500	13,097,810
American Tower Corp ‘A’ *	35,400	1,508,040
Applied Materials Inc †	716,100	12,717,936
CommScope Inc * †	21,000	1,033,410
Cummins Inc	37,598	4,788,857
Deere & Co	72,100	6,713,952
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	87,900	4,084,713
Lam Research Corp * †	16,500	713,295
Lennar Corp ‘A’ †	49,500	885,555
Lexmark International Inc ‘A’ *	26,100	909,846
Lockheed Martin Corp	33,100	3,484,106
Northrop Grumman Corp	150,800	11,858,912
Novellus Systems Inc * †	35,000	964,950
NVR Inc * †	1,800	943,200
Parker-Hannifin Corp †	146,000	10,995,260
Pulte Homes Inc	82,900	873,766
Raytheon Co	246,800	14,980,760
The Boeing Co	193,800	16,949,748
Thomas & Betts Corp *	17,200	843,488
Toll Brothers Inc * †	42,300	848,538
United Technologies Corp	136,600	10,455,364
Varian Semiconductor Equipment Associates Inc *	24,000	888,000
Xerox Corp †	486,600	7,878,054

		128,417,560

Technology - 23.67%

Adobe Systems Inc *	150,100	6,413,773
Affiliated Computer Services Inc ‘A’ * †	8,300	374,330
Analog Devices Inc	88,600	2,808,620
ANSYS Inc *	16,600	688,236
Apple Inc *	205,500	40,705,440
Arrow Electronics Inc * †	26,700	1,048,776
Autodesk Inc *	26,900	1,338,544
Avnet Inc * †	28,200	986,154
BEA Systems Inc *	76,100	1,200,858
BMC Software Inc *	34,800	1,240,272
CA Inc †	183,100	4,568,345
Cadence Design Systems Inc *	57,900	984,879
Check Point Software Technologies Ltd * (Israel)	23,100	507,276
Cisco Systems Inc *	1,938,100	52,464,367
Citrix Systems Inc *	21,400	813,414
Cognos Inc * (Canada)	9,800	564,186
Computer Sciences Corp * †	22,500	1,113,075
Compuware Corp * †	96,400	856,032
Dell Inc *	1,189,700	29,159,547
Electronic Data Systems Corp	438,600	9,092,178
EMC Corp *	849,400	15,739,382
F5 Networks Inc * †	2,088	59,550
Foundry Networks Inc * †	49,900	874,248
Hewlett-Packard Co	1,334,300	67,355,464
Integrated Device Technology Inc *	33,800	382,278
Intel Corp	1,377,000	36,710,820
International Business Machines Corp	516,800	55,866,080
Intersil Corp ‘A’	32,200	788,256
Intuit Inc * †	42,600	1,346,586
Juniper Networks Inc * †	421,626	13,997,983
L-3 Communications Holdings Inc †	103,100	10,922,414
Linear Technology Corp †	34,500	1,098,135
McAfee Inc *	27,900	1,046,250
MEMC Electronic Materials Inc *	16,700	1,477,783
MICROS Systems Inc * †	9,200	645,472
Microsoft Corp	2,607,100	92,812,760
Motorola Inc	883,100	14,164,924
National Semiconductor Corp	45,900	1,039,176
NCR Corp *	38,400	963,840
Network Appliance Inc * †	46,300	1,155,648
Novell Inc *	127,400	875,238
NVIDIA Corp * †	397,900	13,536,558
ON Semiconductor Corp * †	97,800	868,464
Oracle Corp * †	874,500	19,746,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
QUALCOMM Inc	1,209,700	$47,601,695
Red Hat Inc * †	47,100	981,564
Rockwell Automation Inc †	14,500	999,920
SAIC Inc *	21,400	430,568
Seagate Technology LLC (Cayman)	373,700	9,529,350
Sun Microsystems Inc *	107,900	1,956,227
Symantec Corp *	687,400	11,094,636
Synopsys Inc * †	33,400	866,062
Tellabs Inc *	65,300	427,062
Teradata Corp *	23,400	641,394
Texas Instruments Inc †	541,900	18,099,460
Xilinx Inc †	47,700	1,043,199
Zebra Technologies Corp ‘A’ *	6,100	211,670

		604,284,628

Utilities - 3.81%

AT&T Inc	1,415,087	58,811,016
CenturyTel Inc	23,600	978,456
Comcast Corp ‘A’ * †	440,300	8,039,878
Duke Energy Corp †	86,900	1,752,773
Embarq Corp	21,800	1,079,754
NeuStar Inc ‘A’ * †	9,800	281,064
Qwest Communications International Inc * †	1,493,200	10,467,332
Sprint Nextel Corp	311,213	4,086,226
Telephone & Data Systems Inc	13,400	838,840
Verizon Communications Inc †	250,800	10,957,452

		97,292,791

Total Common Stocks (Cost $2,493,570,848)		2,534,615,380

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.67%

Time Deposit - 0.67%

State Street Bank 3.850% due 01/02/08	$17,192,000	17,192,000

Total Short-Term Investment (Cost $17,192,000)		17,192,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.95%
(Cost $2,510,762,848)		2,551,807,380

	Shares
SECURITIES LENDING COLLATERAL - 5.86%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $149,493,180)	149,493,180	149,493,180

TOTAL INVESTMENTS - 105.81% (Cost $2,660,256,028)		2,701,300,560

OTHER ASSETS & LIABILITIES, NET - (5.81%)		(148,426,797)

NET ASSETS - 100.00%		$2,552,873,763

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	24.21%
Technology	23.67%
Consumer Discretionary	10.22%
Health Care	10.12%
Integrated Oils	8.30%
Short-Term Investment & Securities Lending Collateral	6.53%
Multi-Industry	5.24%
Producer Durables	5.03%
Utilities	3.81%
Consumer Staples	3.35%
Materials & Processing	2.86%
Energy	2.31%
Autos & Transportation	0.16%

105.81%
Other Assets & Liabilities, Net	(5.81%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
WARRANTS - 0.00%

India - 0.00%

Trent Ltd * Exp. 01/07/10	14,582	$74,418

Total Warrants (Cost $0)		74,418

PREFERRED STOCKS - 6.66%

Brazil - 6.44%

All America Latina Logistica SA	2,740,000	35,466,067
Banco Bradesco SA	979,938	31,352,511
Cia Vale do Rio Doce ADR	946,280	26,476,914
Lojas Americanas SA	2,538,429	22,175,601
Net Servicos de Comunicacao SA *	924,600	11,271,809
Sadia SA	1,507,190	8,568,968
Tele Norte Leste Participacoes SA	142,140	2,727,012

		138,038,882

South Korea - 0.22%

Hyundai Motor Co * +	58,930	2,190,570
S-Oil Corp +	36,749	2,605,010

		4,795,580

Total Preferred Stocks (Cost $81,227,332)		142,834,462

COMMON STOCKS - 87.74%

Bermuda - 0.44%

Bunge Ltd †	59,800	6,961,318
Varitronix International Ltd +	3,441,470	2,514,688

		9,476,006

Brazil - 10.51%

B2W Compania Global Do Varejo	96,000	3,829,213
Banco Bradesco SA ADR †	429,200	13,734,400
Camargo Correa Desenvolvimento Imobiliario SA	478,700	3,092,725
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR †	186,140	6,879,734
Cia de Bebidas das Americas ADR	32,160	2,186,880
Cia Vale do Rio Doce ADR †	583,700	19,069,479
Cyrela Brazil Realty SA Empreendimetos e Participacoes GDR † ~ ▼	12,310	3,347,213
Diagnosticos da America SA	354,260	7,343,929
Embraer-Empresa Brasileira de Aeronautica SA ADR †	749,113	34,152,062
Natura Cosmeticos SA	1,707,750	16,309,972
Petroleo Brasileiro SA ADR †	877,300	101,100,052
Tele Norte Leste Participacoes SA	428,105	14,081,756

		225,127,415

Canada - 0.30%

Yamana Gold Inc †	497,300	6,435,062

Cayman - 0.82%

SINA Corp *	356,700	15,805,377
Tencent Holdings Ltd +	227,000	1,695,434

		17,500,811

China - 1.95%

China Shenhua Energy Co Ltd ‘H’ +	4,315,500	25,421,640
PetroChina Co Ltd ‘H’ +	6,546,000	11,529,748
Travelsky Technology Ltd ‘H’ +	4,526,000	4,774,190

		41,725,578

Egypt - 4.21%

Commercial International Bank GDR	674,285	11,217,608
Eastern Tobacco Co SAE	126,430	10,325,718
Medinet Nasr Housing & Development +	1,078,690	13,207,597
Orascom Telecom Holding SAE +	3,360,922	55,401,479

		90,152,402

France - 0.75%

Technip SA +	202,610	16,115,877

Hong Kong - 4.36%

China Mobile Ltd ADR	458,200	39,803,834
China Unicom Ltd +	8,043,000	18,244,575
Hutchison Whampoa Ltd +	2,094,000	23,589,531
Television Broadcasts Ltd +	1,969,920	11,774,817

		93,412,757

India - 16.61%

Amtek Auto Ltd +	859,389	9,210,396
Bajaj Auto Ltd +	188,770	12,472,549
Bharat Electronics Ltd +	216,624	11,489,301
Bharat Heavy Electricals Ltd +	152,101	9,898,790
Divi’s Laboratories Ltd +	457,456	21,536,972
GAIL India Ltd +	527,320	7,180,585
HCL Technologies Ltd +	1,105,928	9,130,353
HDFC Bank Ltd ADR	25,342	3,305,864
Hindustan Unilever Ltd +	2,101,200	11,316,656
Housing Development Finance Corp +	748,860	54,078,850
ICICI Bank Ltd ADR	502,630	30,911,745
Infosys Technologies Ltd +	1,886,644	84,150,275
ITC Ltd +	1,487,220	7,836,209
Larsen & Toubro Ltd +	251,263	26,302,554
Mahindra & Mahindra Ltd +	532,551	11,510,475
Reliance Industries Ltd +	149,432	10,872,101
Rico Auto Industries Ltd +	81,300	109,245
Siemens India Ltd * +	164,100	7,783,548
Tata Consultancy Services Ltd +	988,770	26,802,482

		355,898,950

Indonesia - 4.38%

P.T. Aneka Tambang Tbk +	36,082,950	16,825,459
P.T. Astra International Tbk +	5,223,370	14,975,676
P.T. Gudang Garam Tbk +	7,746,509	6,916,969
P.T. Indosat Tbk +	22,055,500	20,119,298
P.T. Telekomunikasi Indonesia Tbk +	33,124,000	35,066,398

		93,903,800

Israel - 0.25%

Bank Hapoalim BM +	1,063,348	5,300,574

Lebanon - 0.20%

Solidere GDR +	180,600	4,306,515

Luxembourg - 0.37%

Tenaris SA ADR †	180,200	8,060,346

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Mexico - 6.74%

America Movil SAB de CV ‘L’ ADR	509,430	$31,273,907
Corporacion GEO SAB de CV ‘B’ *	2,315,160	6,660,622
Corporacion Interamericana de Entretenimiento SAB de CV ‘B’ *	1,027,123	2,870,294
Empresas ICA SAB de CV * λ	1	2
Fomento Economico Mexicano SAB de CV	5,253,600	20,101,182
Fomento Economico Mexicano SAB de CV ADR	351,130	13,402,632
Grupo Financiero Banorte SAB de CV ‘O’	6,535,760	27,007,025
Grupo Financiero Inbursa SAB de CV ‘O’	2,603,690	7,156,730
Grupo Televisa SA ADR †	874,600	20,789,242
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	5,569,470	7,286,957
SARE Holding SAB de CV ‘B’ *	5,779,319	7,879,229

		144,427,822

Norway - 0.37%

Det Norske Oljeselskap ASA * +	4,312,920	7,918,733

Panama - 0.36%

Banco Latinoamericano de Exportaciones SA ‘E’	473,780	7,727,352

Philippines - 1.32%

Jollibee Foods Corp +	4,879,358	6,093,233
SM Prime Holdings Inc +	90,811,920	22,097,130

		28,190,363

Portugal - 0.29%

Jeronimo Martins Sociedade Gestora de Participacoes Sociais SA +	789,105	6,269,339

Russia - 5.07%

LUKOIL ADR	313,383	26,480,863
NovaTek OAO GDR ~	74,800	5,497,800
OAO Gazprom ADR +	918,800	51,918,516
Polymetal GDR * ~ ▼	1,092,900	7,431,720
TMK OAO GDR ~	400,600	17,386,040

		108,714,939

South Africa - 6.46%

Anglo Platinum Ltd +	198,560	29,290,492
AngloGold Ashanti Ltd ADR †	301,900	12,924,339
Aspen Pharmacare Holdings Ltd * +	531,362	2,960,731
Discovery Holdings Ltd + λ	1	3
FirstRand Ltd +	1,395,900	4,026,392
Impala Platinum Holdings Ltd +	410,525	14,264,642
Liberty Group Ltd † +	375,844	4,937,712
Massmart Holdings Ltd +	886,800	9,302,755
MTN Group Ltd +	352,000	6,592,845
Murray & Roberts Holdings Ltd +	883,313	13,108,055
Standard Bank Group Ltd +	2,033,005	29,788,574
Steinhoff International Holdings Ltd +	1,973,403	5,590,488
Tiger Brands Ltd +	228,699	5,612,198

		138,399,226

South Korea - 5.53%

Amorepacific Corp * +	10,928	8,241,813
FINETEC Corp * † +	282,536	3,828,750
GS Engineering & Construction Corp * +	56,004	9,209,285
Humax Co Ltd * † +	133,268	2,058,740
Hyundai Development Co * +	96,030	9,283,343
Hyundai Engineering & Construction Co Ltd * +	184,551	17,156,965
Hyundai Motor Co * +	147,564	11,183,897
Jeonbuk Bank * +	427,658	4,074,564
Kia Motors Corp * +	273,899	2,925,487
Kookmin Bank ADR *	109,600	8,035,872
Korea Exchange Bank * +	252,780	3,921,577
Pusan Bank * +	327,150	5,448,802
Shinsegae Co Ltd * +	13,569	10,456,250
SK Telecom Co Ltd ADR †	350,000	10,444,000
S-Oil Corp +	144,901	12,169,152

		118,438,497

Taiwan - 10.02%

Cathay Financial Holding Co Ltd +	6,630,965	13,701,184
Fubon Financial Holding Co Ltd +	5,261,000	4,641,348
Hon Hai Precision Industry Co Ltd +	4,942,480	30,462,881
MediaTek Inc +	5,241,400	67,183,489
President Chain Store Corp +	3,928,261	10,288,013
Synnex Technology International Corp +	3,573,606	8,814,003
Taiwan Semiconductor Manufacturing Co Ltd +	37,258,876	70,642,378
Taiwan Semiconductor
Manufacturing Co Ltd ADR	900,617	8,970,145

		214,703,441

Thailand - 0.88%

Advanced Info Service PCL +	2,497,100	7,125,047
Kiatnakin Bank PCL	3,214,300	2,695,680
TISCO Bank PCL +	3,251,680	2,844,509
TMB Bank PCL *	145,033,594	6,225,991

		18,891,227

Turkey - 3.57%

Aksigorta AS +	1,556,572	9,119,161
Anadolu Efes Biracilik Ve Malt Sanayii AS +	604,783	7,143,598
BIM Birlesik Magazalar AS +	106,873	9,534,979
Coca-Cola Icecek AS +	252,300	2,905,342
Enka Insaat ve Sanayi AS +	6,655	116,231
Ford Otomotiv Sanayi AS +	492,863	5,068,763
Haci Omer Sabanci Holding AS +	2,087,895	11,445,370
Haci Omer Sabanci Holding AS ADR †	4,640,295	6,380,406
Turkcell Iletisim Hizmetleri AS +	880,551	9,671,708
Turkiye Garanti Bankasi AS +	379,700	3,388,228
Turkiye Vakiflar Bankasi TAO ‘D’ +	3,330,337	11,717,472

		76,491,258

United Kingdom - 1.98%

HSBC Holdings PLC (HSI) +	2,520,800	42,385,152

Total Common Stocks (Cost $1,398,655,829)		1,879,973,442

	Principal
	Amount
CORPORATE NOTES - 0.01%

India - 0.01%

Trent Ltd
2.000% due 07/07/10	INR 1,458,200	160,970

Total Corporate Notes (Cost $0)		160,970

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 5.33%

Time Deposit - 5.33%

State Street Bank 3.850% due 01/02/08	$114,201,000	$114,201,000

Total Short-Term Investment (Cost $114,201,000)		114,201,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.74%
(Cost $1,594,084,161)		2,137,244,292

	Shares
SECURITIES LENDING COLLATERAL - 4.32%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $92,529,934)	92,529,934	92,529,934

TOTAL INVESTMENTS - 104.06% (Cost $1,686,614,095)		2,229,774,226

OTHER ASSETS & LIABILITIES, NET - (4.06%)		(87,031,937)

NET ASSETS - 100.00%		$2,142,742,289

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	18.76%
Technology	14.72%
Utilities	12.11%
Integrated Oils	10.73%
Short-Term Investment & Securities Lending Collateral	9.65%
Materials & Processing	7.88%
Consumer Discretionary	7.57%
Producer Durables	5.91%
Autos & Transportation	4.91%
Consumer Staples	4.59%
Multi-Industry	4.30%
Health Care	1.49%
Energy	1.44%

104.06%
Other Assets & Liabilities, Net	(4.06%)

100.00%

(b)	As of December 31, 2007, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Brazil	16.95%
India	16.62%
Taiwan	10.02%
United States	9.65%
Mexico	6.74%
South Africa	6.46%
South Korea	5.75%
Russia	5.07%
Indonesia	4.38%
Hong Kong	4.36%
Egypt	4.21%
Turkey	3.57%
United Kingdom	1.98%
China	1.95%
Philippines	1.32%
Thailand	0.88%
Cayman	0.82%
France	0.75%
Bermuda	0.44%
Luxembourg	0.37%
Norway	0.37%
Panama	0.36%
Canada	0.30%
Portugal	0.29%
Israel	0.25%
Lebanon	0.20%

104.06%
Other Assets & Liabilities, Net	(4.06%)

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $1,262,186,705 or 58.91% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	0.50% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
PREFERRED STOCKS - 0.21%

Financial Services - 0.21%

DG Funding Trust ~ ▼	60	$634,688
Fannie Mae *	375,000	9,567,188

		10,201,876

Total Preferred Stocks (Cost $10,018,181)		10,201,876

	Principal
	Amount
CORPORATE BONDS & NOTES - 19.74%

Autos & Transportation - 0.33%

DaimlerChrysler Finance North America LLC
5.750% due 09/08/11		$8,000,000	8,125,472
6.500% due 11/15/13 †		6,500,000	6,800,788
United Air Lines Inc
9.210% due 01/21/17 ¤ ▼		326,204	816
9.350% due 04/07/16 ¤ ▼		88,595	31,341
9.560% due 10/19/18 ¤ ▼		1,049,502	564,107
10.850% due 02/19/15 ¤ ▼		897,115	430,615

			15,953,139

Consumer Discretionary - 0.79%

Allied Waste North America Inc
7.250% due 03/15/15		400,000	400,000
7.875% due 04/15/13		900,000	924,750
AMFM Inc
8.000% due 11/01/08		250,000	258,449
EchoStar DBS Corp
6.375% due 10/01/11		3,000,000	2,971,500
Mandalay Resort Group
6.500% due 07/31/09		2,100,000	2,110,500
9.500% due 08/01/08		2,000,000	2,050,000
Marks & Spencer PLC (United Kingdom)
6.250% due 12/01/17 ~		10,000,000	9,884,331
Time Warner Inc
5.500% due 11/15/11		4,000,000	4,019,856
Viacom Inc
6.250% due 04/30/16		7,500,000	7,557,668
Yum! Brands Inc
6.250% due 03/15/18		7,500,000	7,609,755

			37,786,809

Consumer Staples - 0.74%

Kraft Foods Inc
6.125% due 02/01/18		20,300,000	20,493,358
6.500% due 08/11/17		5,000,000	5,181,950
6.875% due 02/01/38		2,600,000	2,708,043
Reynolds American Inc
7.625% due 06/01/16		4,100,000	4,378,784
The Kroger Co
5.500% due 02/01/13		2,900,000	2,910,808
The Procter & Gamble Co
6.875% due 09/15/09 †		175,000	183,300

			35,856,243

Energy - 1.08%

Chesapeake Energy Corp
7.000% due 08/15/14		900,000	909,000
Dynegy Holdings Inc
7.500% due 06/01/15		1,300,000	1,222,000
El Paso Corp
7.000% due 06/15/17		500,000	503,018
Enterprise Products Operating LP
4.625% due 10/15/09		3,900,000	3,895,515
Gaz Capital for Gazprom (Russia)
5.875% due 06/01/15 ~	EUR	1,800,000	2,476,688
NGPL PipeCo LLC
7.119% due 12/15/17 ~		$18,800,000	19,310,758
7.768% due 12/15/37 ~		8,100,000	8,499,978
NRG Energy Inc
7.375% due 02/01/16		9,700,000	9,481,750
The Williams Cos Inc
6.375% due 10/01/10 ~		4,600,000	4,674,750
7.500% due 01/15/31		945,000	1,020,600

			51,994,057

Financial Services - 14.80%

American Express Bank FSB
6.000% due 09/13/17		39,200,000	39,490,315
American Express Centurion Bank
6.000% due 09/13/17		39,100,000	39,389,575
American International Group Inc
5.850% due 01/16/18		22,500,000	22,689,990
Associates Corp of North America
6.250% due 11/01/08		150,000	151,421
Bank of America NA
5.040% due 02/27/09 §		11,200,000	11,181,610
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12		46,300,000	47,505,559
6.050% due 12/04/17 † ~		93,200,000	94,083,816
CCCA LLC
7.900% due 10/15/12 ~ ▼		1,000,000	1,067,419
CitiFinancial Inc
6.625% due 06/01/15		4,000,000	4,206,248
Citigroup Capital XXI
8.300% due 12/21/77 §		14,900,000	15,602,595
Citigroup Inc
5.875% due 05/29/37		6,800,000	6,367,513
CNA Financial Corp
5.850% due 12/15/14 †		9,000,000	9,027,585
Countrywide Home Loans Inc
6.250% due 04/15/09		40,000	31,148
Credit Agricole SA (France)
5.053% due 05/28/09 ~ §		10,300,000	10,308,250
Deutsche Bank AG (Germany)
6.000% due 09/01/17		30,500,000	31,685,566
Ford Motor Credit Co LLC
4.950% due 01/15/08		2,600,000	2,598,281
5.800% due 01/12/09 †		2,795,000	2,653,632
7.000% due 10/01/13		200,000	167,265
7.250% due 10/25/11 †		4,369,000	3,787,255
General Motors Acceptance Corp
5.850% due 01/14/09		2,000,000	1,913,132
6.119% due 05/15/09 §		3,300,000	3,074,755
6.625% due 05/15/12		8,600,000	7,155,750
7.000% due 02/01/12 †		10,500,000	8,915,970
HSBC Holdings PLC (United Kingdom)
6.500% due 09/15/37		8,500,000	8,264,975
Kimco Realty Corp
5.700% due 05/01/17		5,600,000	5,235,922
Lehman Brothers Holdings Inc
6.750% due 12/28/17		17,000,000	17,553,622
Merrill Lynch & Co Inc
6.050% due 08/15/12		500,000	510,106
6.400% due 08/28/17		16,400,000	16,691,510
Morgan Stanley
4.805% due 07/09/08 ~ ▼		11,000,000	11,019,453
5.300% due 03/01/13		7,100,000	7,090,039
5.950% due 12/28/17		57,600,000	57,666,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount		Value
National Westminster Bank PLC (United Kingdom)
7.375% due 10/01/09		$530,000	$562,521
NationsBank Corp
7.250% due 10/15/25		840,000	912,009
Nykredit Realkredit AS (Denmark)
5.000% due 10/01/38 §	DKK	67,734,114	12,573,308
Rabobank Nederland (Netherlands)
5.263% due 01/15/09 ~ §		$17,800,000	17,780,082
Realkredit Danmark AS (Denmark)
5.000% due 10/01/38 §	DKK	181,556,546	33,527,204
Santander Perpetual SA Unipersonal (Spain)
6.671% due 04/24/56 † ~ §		$9,100,000	9,140,713
SLM Corp
5.244% due 07/26/10 §		2,300,000	2,118,337
Spinnaker Capital Ltd (Cayman)
16.491% due 06/15/08 ~ § ▼		2,000,000	2,086,300
The Goldman Sachs Group Inc
4.974% due 06/23/09 §		800,000	787,423
6.250% due 09/01/17 †		37,000,000	38,560,845
6.750% due 10/01/37		41,800,000	41,084,133
The Royal Bank of Scotland Group PLC(United Kingdom)
6.990% due 04/05/56 † ~ §		3,000,000	2,996,202
7.640% due 03/31/56 §		16,000,000	16,477,616
UBS AG (Switzerland)
5.875% due 12/20/17		24,700,000	24,920,546
VTB Capital SA for Vneshtorgbank (Luxembourg)
5.494% due 08/01/08 ~ §		10,300,000	10,209,875
WEA Finance LLC (Australia)
5.700% due 10/01/16 ~		7,500,000	7,186,125
XL Capital Europe PLC (United Kingdom)
6.500% due 01/15/12		5,000,000	5,230,670

			713,240,426

Health Care - 0.04%

HCA Inc
9.250% due 11/15/16		2,000,000	2,100,000

Integrated Oils - 0.08%

PC Financial Partnership
5.000% due 11/15/14		3,000,000	2,921,847
StatoilHydro ASA (Norway)
7.150% due 01/15/29		1,000,000	1,131,555

			4,053,402

Materials & Processing - 0.50%

Alcan Inc (Canada)
5.000% due 06/01/15 †		2,500,000	2,425,502
BHP Billiton Finance Ltd (Australia)
5.125% due 03/29/12		3,000,000	3,027,666
Jefferson Smurfit Corp
8.250% due 10/01/12 †		900,000	891,000
Masco Corp
6.125% due 10/03/16		10,000,000	9,879,420
Nucor Corp
5.750% due 12/01/17		5,000,000	5,046,720
Sealed Air Corp
5.625% due 07/15/13 ~		2,100,000	2,099,572
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17		700,000	705,674

			24,075,554

Producer Durables - 0.12%

Xerox Corp
9.750% due 01/15/09		5,324,000	5,567,131

Technology - 0.01%

Nortel Networks Ltd (Canada)
10.125% due 07/15/13 ~		500,000	517,500

Utilities - 1.25%

BellSouth Corp
5.200% due 09/15/14		9,100,000	9,094,695
British Telecommunications PLC (United Kingdom)
9.125% due 12/15/30		1,000,000	1,327,325
Comcast Corp
7.050% due 03/15/33		3,000,000	3,287,169
Cox Communications Inc
6.400% due 08/01/08		125,000	125,901
6.800% due 08/01/28		110,000	113,013
Entergy Gulf States Inc
3.600% due 06/01/08		6,100,000	6,054,311
GTE California Inc
6.700% due 09/01/09		5,000,000	5,146,070
PSEG Power LLC
7.750% due 04/15/11		1,000,000	1,076,695
Qwest Capital Funding Inc
6.375% due 07/15/08 †		3,500,000	3,500,000
7.250% due 02/15/11		880,000	871,200
Qwest Corp
6.875% due 09/15/33		1,386,000	1,285,515
8.875% due 03/15/12		1,500,000	1,612,500
SBC Communications Inc
4.125% due 09/15/09		8,200,000	8,151,161
Sprint Nextel Corp
6.000% due 12/01/16		10,000,000	9,594,130
Teco Energy Inc
6.750% due 05/01/15 ▼		5,600,000	5,895,674
Verizon PA Inc
5.650% due 11/15/11		2,899,000	2,977,169

			60,112,528

Total Corporate Bonds & Notes (Cost $939,267,354)			951,256,789

SENIOR LOAN NOTES - 1.54%

Autos & Transportation - 0.18%

Ford Motor Co Term B
8.000% due 12/15/13 §		9,306,000	8,634,488

Consumer Discretionary - 0.16%

Allied Waste North America Inc Term A (Letter of Credit)
5.021% due 03/28/14 §		302,310	289,908
Allied Waste North America Inc Term B
6.360% due 03/28/14 §		19,458	18,659
6.420% due 03/28/14 §		18,428	17,672
6.480% due 03/28/14 §		110,565	106,030
6.500% due 03/28/14 §		218,058	209,114
6.880% due 03/28/14 §		128,993	123,701
Yell Term B (United Kingdom)
6.845% due 02/10/13 § ▼		7,000,000	6,727,658

			7,492,742

Financial Services - 0.32%

Chrysler Financial Co LLC
9.000% due 08/03/12 §		15,960,000	15,386,891

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Health Care - 0.11%

Biomet Inc Term B
7.776% due 03/25/15 §	$2,992,500	$2,964,445
DaVita Inc Term B1
6.230% due 10/05/12 § ▼	300,325	290,155
6.350% due 10/05/12 § ▼	432,569	417,922
6.490% due 10/05/12 §	29,310	28,318
6.520% due 10/05/12 §	43,966	42,477
6.730% due 10/05/12 § ▼	144,002	139,126
6.750% due 10/05/12 §	49,828	48,140
HCA Inc Term B
7.080% due 11/16/13 §	1,492,462	1,440,163

		5,370,746

Materials & Processing - 0.18%

SIGMAKALON Term A (Netherlands)
6.719% due 06/30/12 § ▼	EUR 1,197,000	1,741,326
SIGMAKALON Term B (Netherlands)
7.219% due 09/19/12 §	1,726,512	2,511,629
SIGMAKALON Term B1 (Netherlands)
7.219% due 09/19/12 §	1,173,488	1,707,123
SIGMAKALON Term C1 (Netherlands)
8.219% due 09/19/13 §	1,875,907	2,728,961

		8,689,039

Utilities - 0.59%

Cablevision Systems Corp Term B
6.595% due 02/24/13 §	$3,979,746	3,767,968
Nordic Telephone Term B (Denmark)
6.675% due 11/30/13 §	EUR 2,553,517	3,660,575
Nordic Telephone Term C (Denmark)
6.925% due 11/30/14 §	3,057,351	4,404,446
The AES Corp (Letter of Credit)
8.390% due 04/30/10 § ▼	4,986,604	4,949,204
8.540% due 04/30/10 § ▼	2,413,396	2,390,770
UPC Broadband Term M (Netherlands)
6.296% due 12/31/14 §	EUR 6,806,281	9,447,363

		28,620,326

Total Senior Loan Notes
(Cost $72,304,934)		74,194,232

MORTGAGE-BACKED SECURITIES - 83.43%

Collateralized Mortgage Obligations - 13.16%

Adjustable Rate Mortgage Trust
4.592% due 05/25/35 “ §	$4,018,592	3,995,207
5.132% due 09/25/35 “ §	1,998,893	1,985,209
Banc of America Funding Corp
4.111% due 05/25/35 “ §	13,892,946	13,722,453
4.621% due 02/20/36 “ §	9,201,161	9,162,545
6.144% due 01/20/47 “ §	1,069,105	1,065,607
Banc of America Funding Corp (IO)
0.000% due 01/25/36 “ § ▼	23,747,278	150,814
Banc of America Mortgage Securities Inc
5.000% due 05/25/34 “	5,652,437	5,398,358
Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/35 “ §	19,764,224	19,584,034
4.486% due 02/25/34 “ §	2,389,468	2,359,401
4.535% due 08/25/33 “ §	19,149,280	18,695,456
4.550% due 08/25/35 “ §	4,556,047	4,474,958
4.625% due 10/25/35 “ §	2,516,173	2,480,285
4.750% due 10/25/35 “ §	9,169,134	9,109,922
4.956% due 01/25/35 “ §	1,820,582	1,806,693
5.033% due 04/25/33 “ §	64,804	64,922
Bear Stearns Alt-A Trust
5.285% due 11/25/34 “ §	2,528,551	2,473,833
5.368% due 05/25/35 “ §	7,703,391	7,487,683
5.527% due 09/25/35 “ §	11,917,059	11,742,725
5.811% due 10/25/36 “ §	8,545,320	8,298,028
5.895% due 01/25/36 “ §	8,082,146	7,883,782
Bear Stearns Commercial Mortgage Securities
7.000% due 05/20/30 “ §	1,714,545	1,807,296
Bear Stearns Structured Products Inc
5.065% due 01/25/37 ~ “ §	11,102,152	10,987,888
5.684% due 01/26/36 “ §	4,162,630	4,124,665
5.787% due 12/26/46 “ §	2,875,746	2,840,003
Citibank Omni Master Trust
5.962% due 12/23/13 ~ “ § ▼	32,400,000	32,384,841
Citigroup Mortgage Loan Trust Inc
4.248% due 08/25/35 “ §	4,841,643	4,747,264
4.680% due 06/25/35 “ §	4,659,392	4,601,339
4.900% due 10/25/35 “ §	388,295	386,171
Commercial Mortgage Acceptance Corp
6.490% due 07/15/31 “	252,823	252,680
Countrywide Alternative Loan Trust
5.145% due 02/25/37 “ §	439,825	415,834
Countrywide Alternative Loan Trust (IO)
0.135% due 05/25/35 “ § ▼	19,228,679	328,405
Countrywide Home Loan Mortgage Pass-Through Trust
4.219% due 05/20/34 “ §	7,597,780	7,510,755
5.185% due 03/25/35 “ §	4,573,811	4,333,931
5.205% due 06/25/35 ~ “ §	17,172,292	16,806,827
5.250% due 02/20/36 “ §	5,122,054	5,078,387
6.141% due 08/25/34 “ §	1,134,891	1,128,631
CS First Boston Mortgage Securities Corp
5.758% due 03/25/32 ~ “ §	1,238,292	1,195,652
6.380% due 12/18/35 “	4,964,611	5,157,742
DLJ Commercial Mortgage Corp
7.300% due 06/10/32 “ §	1,136,343	1,168,410
Downey Savings & Loan Association Mortgage Loan Trust
7.053% due 07/19/44 “ §	3,735,621	3,783,512
Fannie Mae
4.925% due 07/25/37 “ §	2,641,491	2,542,746
5.000% due 07/25/19 - 03/25/21 “ ±	841,824	837,015
5.365% due 03/25/17 “ §	199,017	201,088
5.396% due 04/18/28 “ §	432,586	435,844
5.446% due 10/18/30 “ §	3,426	3,455
5.500% due 03/25/28 “	10,748,044	10,871,231
6.500% due 02/25/09 “	5,449	5,481
Fannie Mae (IO)
0.950% due 03/25/09 “ § ▼	39,130	191
Fannie Mae Whole Loan
6.500% due 10/25/42 “	3,312,274	3,464,588
First Horizon Alternative Mortgage Securities
4.641% due 03/25/35 “ §	3,784,202	3,767,201
4.719% due 06/25/34 “ §	15,312,783	15,171,244
First Horizon Asset Securities Inc
5.372% due 08/25/35 “ §	772,638	769,681
Freddie Mac
3.500% due 05/15/19 - 07/15/32 “ ±	475,109	460,123
4.000% due 05/15/16 “	377,435	375,607
4.500% due 09/15/14 “	414,176	414,337
5.000% due 09/15/16 - 04/15/30 † “ ±	140,726,053	141,188,985
5.378% due 12/15/29 “ §	80,177	80,230
5.500% due 03/15/17 “	2,223,199	2,258,746
7.000% due 09/15/21 “	121,911	121,407
7.500% due 01/15/23 “	2,975,485	3,031,221

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Freddie Mac Structured Pass-Through Securities
6.063% due 10/25/44 “ §	$5,605,115	$5,618,855
6.263% due 07/25/44 “ §	29,918,066	29,917,552
GMAC Commercial Mortgage Securities Inc (IO)
0.745% due 05/15/35 “ § ▼	10,529,377	101,993
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 “	5,496,138	5,498,059
Government National Mortgage Association
7.000% due 02/16/29 “	499,597	523,277
7.500% due 09/20/26 “	648,954	680,588
Greenpoint Mortgage Funding Trust
5.135% due 11/25/45 “ §	177,278	166,631
Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/33 “ §	3,410,599	3,382,117
GSR Mortgage Loan Trust
4.539% due 09/25/35 “ §	434,080	430,851
Harborview Mortgage Loan Trust
5.222% due 07/19/35 “ §	4,752,442	4,723,220
5.335% due 02/19/34 “ §	148,138	146,287
Imperial Savings Association
6.503% due 02/25/18 “ §	3,853	3,854
IndyMac ARM Trust
6.395% due 01/25/32 “ §	88,997	88,749
IndyMac Index Mortgage Loan Trust
5.047% due 12/25/34 “ §	453,805	449,124
JPMorgan Mortgage Trust
5.024% due 02/25/35 “ §	3,549,853	3,480,173
Lehman Large Loan (IO)
0.878% due 10/12/34 “ § ▼	2,707,685	54,971
MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/34 “ §	3,956,326	3,919,233
MASTR Asset Securitization Trust
5.500% due 09/25/33 “	299,692	297,483
Merrill Lynch Mortgage Investors Inc
5.075% due 02/25/36 “ §	1,750,559	1,690,159
MLCC Mortgage Investors Inc
4.250% due 10/25/35 “ §	3,400,687	3,333,282
5.115% due 11/25/35 “ §	513,689	496,713
5.408% due 03/15/25 “ §	3,697,680	3,623,231
5.865% due 10/25/35 “ §	791,684	777,947
Morgan Stanley Capital I
5.731% due 07/12/44 “ §	6,300,000	6,485,641
Mortgage Capital Funding Inc (IO)
2.557% due 11/20/27 “ § ▼	51,640	11
Provident Funding Mortgage Loan Trust
4.034% due 04/25/34 “ §	46,029	45,672
Residential Accredit Loans Inc
5.075% due 04/25/46 “ §	425,682	400,557
6.000% due 06/25/36 “	19,848,500	19,382,626
Residential Asset Securitization Trust
5.500% due 01/25/34 “	6,247,241	6,228,879
Residential Asset Securitization Trust (IO)
0.085% due 11/25/35 “ § ▼	17,678,018	260,903
Residential Funding Mortgage Securities I Inc
5.216% due 09/25/35 “ §	2,111,635	2,081,309
Sequoia Mortgage Trust
5.299% due 07/20/33 “ §	3,524,172	3,440,451
Structured Adjustable Rate Mortgage Loan Trust
5.359% due 01/25/35 “ §	1,763,244	1,752,706
5.537% due 08/25/35 “ §	537,170	533,418
Structured Asset Mortgage Investments Inc
5.085% due 05/25/36 “ §	2,333,774	2,186,504
5.095% due 05/25/45 “ §	896,706	850,138
5.145% due 02/25/36 “ §	3,075,734	2,924,676
5.215% due 07/19/35 “ §	2,412,066	2,272,785
5.255% due 07/19/34 “ §	97,186	96,730
5.295% due 09/19/32 “ §	402,049	391,002
5.385% due 10/19/33 “ §	9,383	9,244
Structured Asset Securities Corp
5.000% due 12/25/34 “	325,123	323,067
SunTrust Alternative Loan Trust (IO)
0.235% due 12/25/35 “ § ▼	42,879,609	399,749
Union Planters Mortgage Finance Corp
6.800% due 01/25/28 “	715,961	722,409
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
0.000% due 11/25/35 “ § ▼	45,922,234	698,950
0.085% due 11/25/35 “ § ▼	15,529,164	284,215
Washington Mutual Mortgage Pass-Through Certificates
5.135% due 12/25/45 “ §	223,409	209,328
5.155% due 10/25/45 “ §	229,799	216,106
5.175% due 01/25/45 “ §	3,140,796	2,974,119
5.185% due 01/25/45 “ §	171,689	162,690
5.405% due 12/25/27 “ §	10,266,810	9,822,998
5.483% due 02/27/34 “ §	3,238,374	3,172,350
6.188% due 08/25/42 “ §	204,046	196,381
Washington Mutual MSC Mortgage Pass-Through Certificates
6.786% due 02/25/33 “ §	53,963	53,772
7.082% due 02/25/33 “ §	247,592	246,976
Wells Fargo Mortgage-Backed Securities Trust
4.376% due 05/25/35 “ §	865,669	854,762
4.950% due 03/25/36 “ §	28,870,960	28,439,627
4.952% due 01/25/35 “ §	5,741,889	5,682,245
4.998% due 12/25/34 “ §	3,513,040	3,463,969
5.242% due 04/25/36 “ §	18,787,239	18,652,357
5.518% due 08/25/36 “ §	12,060,067	11,974,404

		634,280,644

Fannie Mae - 60.45%

4.014% due 06/01/34 “ §	94,782	95,930
4.162% due 09/01/33 “ §	187,829	188,292
4.186% due 11/01/34 † “ §	28,898,918	28,958,985
4.190% due 03/01/34 “ §	98,264	98,542
4.240% due 02/01/33 “ §	61,864	62,117
4.292% due 03/01/33 “ §	115,389	114,548
4.321% due 01/01/34 “ §	68,990	69,967
4.464% due 04/01/35 “ §	5,493,865	5,457,443
4.500% due 11/01/14 “	1,220,705	1,224,978
4.543% due 11/01/34 “ §	82,977	82,525
4.608% due 07/01/33 “ §	149,299	149,448
4.704% due 12/01/34 “ §	10,710,109	10,690,624
4.706% due 08/01/35 “ §	4,227,972	4,209,660
4.731% due 07/01/35 “ §	16,675,697	16,627,793
4.734% due 02/01/33 “ §	1,378,336	1,388,942
4.736% due 09/01/35 “ §	1,752,792	1,760,791
4.768% due 04/01/34 “ §	2,268,491	2,271,996
5.000% due 06/01/18 - 02/12/38 † “ ±	958,705,708	942,346,989
5.033% due 12/01/34 “ §	122,861	121,469
5.261% due 08/01/34 “ §	121,406	120,696
5.500% due 12/01/14 - 01/14/38 † “ ±	1,381,521,199	1,381,879,525
5.527% due 03/01/33 “ §	1,447,399	1,451,843
5.628% due 05/01/36 “ §	201,472	202,846
5.631% due 05/01/36 “ §	6,088,201	6,129,784
5.633% due 05/01/36 “ §	193,165	194,484
6.000% due 04/01/16 - 02/12/38 † “ ±	410,657,762	417,286,742
6.063% due 08/01/42 - 10/01/44 “ § ±	6,945,980	6,983,267
6.188% due 09/01/34 † “ §	3,017,848	3,067,935
6.435% due 08/01/36 “ §	6,056,895	6,248,275
6.500% due 01/01/13 - 11/01/37 “ ±	69,258,704	71,253,842
6.825% due 08/01/09 “	911,364	934,396

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
6.900% due 09/01/09 “	$538,941	$554,219
6.941% due 01/01/25 “ §	107,158	108,460
7.004% due 01/01/23 “ §	219,784	223,680
7.093% due 12/01/22 “ §	65,549	66,797
7.160% due 04/01/27 “ §	121,955	122,977
7.200% due 11/01/23 “ §	120	122
8.000% due 05/01/30 - 08/01/30 “ ±	25,192	26,904

		2,912,777,833

Federal Housing Authority - 0.08%

6.896% due 07/01/20 “	371,132	375,252
7.430% due 09/01/19 - 10/01/24 “ ±	3,300,926	3,345,304

		3,720,556

Freddie Mac - 9.39%

4.000% due 07/01/18 “	5,143	4,956
5.313% due 09/01/35 † “ §	16,363,104	16,439,901
5.500% due 03/01/23 - 02/12/38 “ ±	425,958,391	424,970,010
5.698% due 03/01/32 “ §	662,578	684,696
5.836% due 03/01/32 “ §	316,052	326,574
5.902% due 07/01/32 “ §	184,518	190,363
5.914% due 05/01/32 “ §	108,018	110,064
5.918% due 06/01/17 “ §	9,866	9,959
6.000% due 03/03/18 - 10/01/22 † “ ±	5,349,456	5,463,885
6.500% due 01/01/15 -
05/01/17 “ ±	3,974,065	4,117,078
7.147% due 01/01/28 “ §	59,803	60,271
7.260% due 05/01/23 “ §	20,895	20,964

		452,398,721

Government National Mortgage Association - 0.35%

5.625% due 07/20/23 - 09/20/32 “ § ±	1,931,574	1,941,989
5.750% due 03/20/32 “ §	157,008	158,497
6.000% due 08/15/31 “	25,257	25,924
6.000% due 03/20/32 - 01/20/33 “ § ±	731,944	739,516
6.125% due 08/20/20 - 12/20/32 “ § ±	3,051,056	3,088,861
6.250% due 03/20/28 - 03/20/29 “ § ±	68,086	68,868
6.375% due 05/20/22 - 06/20/32 “ § ±	6,915,935	6,999,386
6.500% due 03/20/33 “ §	713,014	723,422
6.625% due 11/20/24 “ §	161,652	164,622
6.750% due 03/20/29 “ §	97,820	99,263
7.500% due 04/15/30 - 12/15/31 “ ±	218,662	233,321
8.000% due 12/15/29 - 08/15/32 “ ±	1,120,133	1,212,585
8.500% due 09/15/16 - 01/15/31 “ ±	1,377,926	1,499,016
9.000% due 02/15/17 - 04/15/20 “ ±	28,270	30,628
10.000% due 05/15/19 - 02/15/25 “ ±	32,565	37,726

		17,023,624

Total Mortgage-Backed Securities (Cost $3,991,961,122)		4,020,201,378

ASSET-BACKED SECURITIES - 0.56%

Aurum Ltd CLO (Cayman)
5.673% due 04/15/14 ~ “ §	10,500,771	10,577,184
Carrington Mortgage Loan Trust
4.930% due 07/25/36 “ §	13,638	13,553
Centex Home Equity Co LLC
4.915% due 06/25/36 “ §	9,471	9,436
Citigroup Mortgage Loan Trust Inc
4.905% due 08/25/36 “ §	27,405	27,160
4.935% due 08/25/36 “ §	66,463	65,963
ContiMortgage Home Equity Loan Trust
6.970% due 12/25/13 “ §	8,709	8,676
Countrywide Asset-Backed Certificates
4.895% due 01/25/46 “ §	1,098,179	1,080,162
4.915% due 01/25/37 “ §	113,418	112,018
4.925% due 09/25/46 “ §	31,089	30,740
4.935% due 06/25/36 “ §	26,835	26,712
Delta Funding Home Equity Loan Trust
7.030% due 08/15/30 “	82,810	82,627
First Franklin Mortgage Loan
Asset-Backed Certificates
4.955% due 01/25/36 “ §	36,758	36,576
Fremont Home Loan Trust
4.965% due 05/25/36 “ §	85,232	83,793
GE-WMC Mortgage Securities LLC
4.905% due 08/25/36 “ §	58,613	56,491
IMC Home Equity Loan Trust
6.340% due 08/20/29 “ §	106,790	106,518
Long Beach Mortgage Loan Trust
4.915% due 08/25/36 “ §	49,058	48,237
4.925% due 04/25/36 “ §	67,984	67,845
5.145% due 10/25/34 “ §	17,007	16,364
Mid-State Trust
7.340% due 07/01/35 “	2,156,247	2,308,886
7.791% due 03/15/38 “	833,566	836,818
8.330% due 04/01/30 “	4,486,499	4,553,061
Morgan Stanley Asset-Backed Securities Capital I
4.905% due 07/25/36 “ §	41,463	40,705
Morgan Stanley Mortgage Loan Trust
5.365% due 02/25/37 “ § ▼	3,150,000	1,097,759
5.415% due 02/25/37 “ §	2,863,000	883,751
New Century Home Equity Loan Trust
4.935% due 08/25/36 “ §	26,451	26,235
Newcastle Mortgage Securities Trust
4.935% due 03/25/36 “ §	48,996	48,631
NPF XII Inc
2.200% due 12/01/03 + ~ “ § ¤ ▼	6,000,000	27,960
Oakwood Mortgage Investors Inc (IO)
6.000% due 08/15/09 “ ▼	528,000	38,216
Popular ABS Mortgage Pass-Through Trust
4.995% due 11/25/35 “ §	35,685	35,680
Renaissance Home Equity Loan Trust
5.305% due 08/25/33 “ §	697,206	678,215
Residential Asset Securities Corp
4.905% due 06/25/36 “ §	29,645	29,233
4.935% due 03/25/36 “ §	3,822	3,817
4.935% due 07/25/36 “ §	23,499	23,320
Saxon Asset Securities Trust
5.385% due 08/25/32 “ §	9,338	9,245
Small Business Administration
4.754% due 08/10/14 “	3,447,732	3,424,365
7.452% due 09/10/10 “	20,006	20,808
7.640% due 03/10/10 “	71,158	73,993
8.017% due 02/10/10 “	152,530	158,975

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Soundview Home Equity Loan Trust
4.905% due 11/25/36 “ §	$104,552	$103,837
Structured Asset Securities Corp
5.155% due 01/25/33 “ §	43,087	42,152

Total Asset-Backed Securities (Cost $30,978,484)		26,915,717

U.S. GOVERNMENT AGENCY ISSUES - 0.49%

Fannie Mae
5.000% due 07/29/19	17,000,000	17,536,911
Federal Home Loan Bank
0.000% due 02/27/12 §	3,500,000	3,440,955
Small Business Administration Participation Certificates
6.120% due 09/01/21 “	2,542,097	2,658,608

Total U.S. Government Agency Issues (Cost $23,151,882)		23,636,474

U.S. TREASURY OBLIGATIONS - 12.68%

U.S. Treasury Bonds - 8.28%

6.625% due 02/15/27	65,500,000	83,149,237
8.125% due 08/15/19	159,100,000	214,511,666
8.875% due 08/15/17	73,800,000	101,567,250

		399,228,153

U.S. Treasury Inflation Protected Securities - 4.40%

0.875% due 04/15/10 ^	88,388,097	88,000,847
2.000% due 07/15/14 ^	20,958,240	21,611,038
2.375% due 04/15/11 ^	30,696,210	31,913,159
2.375% due 01/15/27 ^	27,925,868	29,433,897
2.625% due 07/15/17 ^	37,108,740	39,928,733
3.875% due 01/15/09 ^	960,810	985,628

		211,873,302

Total U.S. Treasury Obligations (Cost $605,477,092)		611,101,455

FOREIGN GOVERNMENT BONDS & NOTES - 5.37%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/12	BRL 399,924,000	205,218,939
10.000% due 01/01/17	56,000,000	26,442,219
Bundesrepublik Deutschland (Germany)
4.250% due 07/04/14	EUR 3,700,000	5,418,980
5.000% due 07/04/11	1,200,000	1,804,262
Hydro Quebec (Canada)
8.625% due 06/15/29	$1,000,000	1,436,738
Province of Quebec (Canada)
7.500% due 07/15/23	2,495,000	3,126,724
Province of Saskatchewan (Canada)
8.500% due 07/15/22	340,000	454,381
Republic of Panama (Panama)
6.700% due 01/26/36	10,935,000	11,591,100
Republic of South Africa (South Africa)
5.875% due 05/30/22	1,125,000	1,146,234
7.375% due 04/25/12	320,000	347,200
State of Qatar (Qatar)
9.500% due 05/21/09	230,000	245,755
Ukraine Government Bond (Ukraine)
6.875% due 03/04/11	570,000	582,369
7.650% due 06/11/13	1,100,000	1,165,780

Total Foreign Government Bonds & Notes (Cost $260,570,077)		258,980,681

MUNICIPAL BONDS - 1.49%

Auburn University AL ‘A’
5.000% due 04/01/29	5,015,000	5,188,417
Badger Tobacco Asset Securitization Corp WI
6.125% due 06/01/27	2,220,000	2,294,548
Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47	5,200,000	4,966,312
California Educational Facilities Authority ‘A’
5.000% due 10/01/33	1,200,000	1,300,404
Georgia State Road & Tollway Authority
5.125% due 03/01/20	4,000,000	4,219,200
Hamilton OH School Districts Gas Supply Revenue
7.740% due 02/01/12	5,500,000	5,886,375
Honolulu City & County HI ‘A’
5.000% due 07/01/23 ♦	3,080,000	3,225,869
Illinois Health Facilities Authority
6.125% due 11/15/22	1,000,000	1,082,240
Lee County Florida Apartment Revenue ‘A’
6.000% due 10/01/29	1,000,000	1,041,270
Palomar Community College District CA ‘A’
4.750% due 05/01/32	400,000	406,912
Pierce County School District WA
5.000% due 12/01/23 ♦	3,000,000	3,135,210
Puerto Rico Commonwealth ‘A’
5.125% due 07/01/31	500,000	510,125
Texas State Transportation Commission Mobility Fund ‘A’
4.750% due 04/01/35	4,800,000	4,823,040
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	9,800,000	9,424,170
Tobacco Settlement Financing Corp LA ‘B’
5.875% due 05/15/39	4,935,000	4,760,153
Tobacco Settlement Financing Corp NJ ‘1A’
5.000% due 06/01/41	11,500,000	9,563,055
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,737,434
6.250% due 06/01/42	900,000	900,279
Tobacco Settlement Revenue Management SC ‘B’
6.000% due 05/15/22	6,220,000	6,338,740

Total Municipal Bonds (Cost $69,715,035)		71,803,753

PURCHASED OPTIONS - 1.84%

(See Note (k) to Notes to Schedule of Investments)
(Cost $31,793,678)		88,870,598

SHORT-TERM INVESTMENTS - 2.97%

U.S. Treasury Bills - 0.92%

2.857% due 03/13/08 Ω ‡ ☐	39,420,000	39,188,991
2.933% due 02/28/08 ‡ ☐	4,170,000	4,150,973
3.100% due 03/13/08 Ω	1,000,000	993,800

		44,333,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Time Deposit - 0.87

State Street Bank 3.850% due 01/02/08	$41,652,000	$41,652,000

Repurchase Agreement - 1.18%

Deutsche Bank 6.000% due 01/25/08 (Dated 12/11/07, repurchase price of $57,437,000; collateralized by Commercial Mortgage Pass-Through Certificates: 5.306% due 12/10/46 and market value $12,303,260; Merrill Lynch/Countrywide Commercial Mortgage Trust: 5.172% due 12/12/49 and market value $45,224,752 ▼	57,000,000	57,000,000

Total Short-Term Investments (Cost $142,985,764)		142,985,764

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 130.32%
(Cost $6,178,223,603)		6,280,148,717

	Shares
SECURITIES LENDING COLLATERAL - 13.80%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $664,746,103)	664,746,103	664,746,103

TOTAL INVESTMENTS - 144.12% (Cost $6,842,969,706)		6,944,894,820

OTHER ASSETS & LIABILITIES, NET - (44.12%)		(2,125,866,740)

NET ASSETS - 100.00%		$4,819,028,080

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	83.43%
Corporate Bonds & Notes	19.74%
Short-Term Investments & Securities Lending Collateral	16.77%
U.S. Treasury Obligations	12.68%
Foreign Government Bonds & Notes	5.37%
Purchased Options	1.84%
Senior Loan Notes	1.54%
Municipal Bonds	1.49%
Asset-Backed Securities	0.56%
U.S. Government Agency Issues	0.49%
Equity Securities	0.21%

144.12%
Other Assets & Liabilities, Net	(44.12%)

100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	78.24%
A-1 (Short-Term Debt only)	0.67%
AA	5.93%
A	4.44%
BBB	3.76%
BB	1.23%
B	0.58%
Not Rated	5.15%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $27,960 or 0.00% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $1,054,839 or 0.02% of the net assets were in default as of December 31, 2007.

(f)	8.30% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $15,444,241 or 0.32% of the net assets as of December 31, 2007, which could be extended at the option of the borrower:

	Unfunded Loan	Unrealized
Borrower	Commitments	Depreciation

Sallie Mae (Bridge Loan) ▼	$15,444,241	($16,916)

(h)	Investments sold short outstanding as of December 31, 2007 were as follows:

	Principal
Description	Amount	Value

Fannie Mae
5.000% due 01/17/23	$14,000,000	$14,015,316
6.500% due 01/14/38	44,900,000	46,155,808
U.S. Treasury Bonds
4.750% due 02/15/37	228,800,000	239,525,229
5.000% due 05/15/37	33,600,000	36,631,896
8.875% due 08/15/17	20,600,000	28,350,750
U.S. Treasury Notes
3.125% due 10/15/08	22,900,000	22,867,803
3.375% due 11/15/08	4,800,000	4,801,128
3.625% due 10/31/09	570,200,000	575,991,521
4.000% due 09/30/09	77,200,000	78,454,577
4.125% due 08/31/12	35,500,000	36,562,231
4.125% due 05/15/15	24,300,000	24,784,105
4.250% due 11/15/13	700,000	725,977
4.250% due 11/15/14	32,500,000	33,538,505
4.250% due 11/15/17	96,400,000	98,109,654
4.500% due 02/15/16	41,500,000	43,208,638
4.500% due 05/15/17	158,200,000	164,021,285
4.625% due 02/15/17	150,600,000	157,494,769
4.750% due 05/15/14	46,100,000	49,035,279
4.750% due 08/15/17	189,500,000	200,203,908
4.875% due 05/31/11	23,800,000	25,090,412
4.875% due 02/15/12	165,600,000	175,717,166

Total Investments sold short (Proceeds $2,044,418,797)		$2,055,285,957

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(i)	Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

				Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	AUD	23,917,000	01/08	($131,259)
Sell	AUD	452,000	01/08	(8,810)
Sell	AUD	2,769,552	01/08	557
Buy	AUD	2,851,755	02/08	58,612
Buy	BRL	22,341,134	01/08	235,901
Sell	BRL	22,341,134	01/08	(246,049)
Buy	BRL	8,980,120	03/08	(104,762)
Buy	BRL	90,887,490	03/08	4,907,399
Sell	BRL	213,424,837	03/08	(11,041,586)
Sell	BRL	20,475,750	03/08	105,698
Buy	BRL	37,259,180	07/08	(525,455)
Buy	BRL	20,681,638	07/08	297,598
Sell	BRL	80,049,506	07/08	(1,627,799)
Sell	CAD	1,915,000	01/08	(43,193)
Buy	CLP	1,079,700,000	03/08	115,931
Buy	CNY	487,317,453	01/08	918,438
Sell	CNY	487,317,453	01/08	(982,571)
Buy	CNY	268,856,437	07/08	1,200,559
Sell	CNY	268,856,436	07/08	(324,978)
Buy	CNY	106,920	10/08	170
Sell	CNY	106,920	10/08	(28)
Sell	DKK	236,702,000	03/08	241,648
Sell	EUR	89,294,000	01/08	204,139
Sell	GBP	6,075,000	01/08	(23,462)
Sell	GBP	40,070,000	01/08	1,010,475
Buy	INR	53,818,276	05/08	76,499
Sell	JPY	62,317,000	02/08	(7,343)
Sell	JPY	239,662,000	02/08	4,652
Buy	KRW	19,191,387,350	01/08	(653,275)
Buy	KRW	655,846,000	05/08	(4,500)
Buy	KRW	2,392,475,000	05/08	9,003
Buy	KRW	11,416,600,800	08/08	(140,029)
Buy	MXN	182,532,064	03/08	(215,175)
Buy	MXN	290,513,837	03/08	787,680
Sell	MXN	159,193,551	03/08	(75,388)
Sell	MXN	174,897,590	03/08	187,101
Buy	MXN	124,557,940	07/08	(190,876)
Buy	MXN	155,812,896	07/08	148,815
Buy	MYR	43,279,364	05/08	64,898
Buy	MYR	10,985,579	08/08	115,970
Buy	NZD	500,000	01/08	(1,116)
Sell	NZD	6,319,000	01/08	(119,201)
Sell	NZD	6,319,000	02/08	29,218
Buy	PLN	42,516,224	03/08	2,049,821
Buy	PLN	2,832,311	07/08	108,983
Buy	RUB	542,810,545	01/08	634,207
Sell	RUB	542,810,545	01/08	98,809
Buy	RUB	786,916,155	07/08	775,907
Buy	RUB	22,719,000	11/08	4,994
Buy	RUB	542,810,545	11/08	(106,642)
Buy	SGD	6,976,555	02/08	57,173
Buy	SGD	21,477,158	05/08	280,701
Buy	TWD	43,257,490	01/08	(4,524)

				($1,846,465)

(j)	Securities with an approximate aggregate market value of $10,501,580 and the cash amount of $32,625,000 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

			Net Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

3-Month Euribor (03/08)	1,803	EUR 1,803,000,000	($1,131,727)
3-Month Euribor (06/08)	71	71,000,000	(51,029)
3-Month Euribor (09/08)	1,264	1,264,000,000	(304,964)
3-Month Euribor (12/08)	761	761,000,000	(14,411)
Euro-Bobl 5-Year Note Call Options Strike @ EUR 118.00 (03/08)	1,602	160,200,000	—
Eurodollar (06/08)	2	$2,000,000	3,019
Eurodollar (12/08)	6,149	6,149,000,000	20,603,493
Eurodollar (03/09)	2,277	2,277,000,000	8,814,591

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

			Net Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Japanese Government 10-Year Bonds (03/08)	11	JPY 1,100,000,000	($1,483)
United Kingdom 90-Day LIBOR Put Options Strike @ GBP 92.50 (06/08)	1,305	GBP 652,500,000	(17,650)
United Kingdom 90-Day LIBOR Put Options Strike @ GBP 93.00 (03/08)	6,872	3,436,000,000	(94,317)
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/08)	705	352,500,000	280,204
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/08)	1,701	850,500,000	1,233,215
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/08)	6,618	3,309,000,000	17,300,242
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/08)	1,155	577,500,000	1,443,614
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/09)	2,098	1,049,000,000	6,180,369
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/09)	226	113,000,000	464,226
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/09)	962	481,000,000	1,727,228
U.S. Treasury 10-Year Notes (03/08)	14,061	$1,406,100,000	5,978,024

Short Futures Outstanding

Euro-Bobl 5-Year Notes (03/08)	1,639	EUR 163,900,000	3,684,281
Euro-Schatz 2-Year Notes (03/08)	2,508	250,800,000	2,255,234
United Kingdom Gilt 10-Year Notes (03/08)	295	GBP 29,500,000	(217,598)
U.S. Treasury 2-Year Notes (03/08)	2,270	$454,000,000	(1,390,419)
U.S. Treasury 5-Year Notes (03/08)	8,907	890,700,000	(5,454,416)

			$61,289,726

(k)	Purchased options outstanding as of December 31, 2007 were as follows:
Interest Rate Swaptions

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Description	USD-LIBOR	Rate	Date	Amount	Cost	Value

Barclays	Call — OTC 1-Year Interest Rate Swap ▼	Pay	4.750%	02/01/08	$134,800,000	$387,550	$1,030,142
Bank of America	Call — OTC 2-Year Interest Rate Swap ▼	Pay	5.000%	02/01/08	72,500,000	280,937	1,713,175
Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	5.000%	02/01/08	122,600,000	607,943	2,897,038
Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	03/31/08	668,000,000	3,789,410	13,660,600
Bank of America	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	09/26/08	406,000,000	1,964,800	8,607,606
Lehman Brothers	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	09/26/08	202,200,000	702,645	4,286,842
Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	09/26/08	143,000,000	511,225	3,031,743
Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	12/15/08	627,300,000	2,141,247	12,946,217
Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	5.000%	12/15/08	333,500,000	1,159,103	8,147,739
Lehman Brothers	Call — OTC 2-Year Interest Rate Swap ▼	Pay	5.300%	08/03/09	551,500,000	4,860,094	13,907,175
Deutsche Bank	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.070%	09/14/09	355,500,000	1,842,245	1,059,493

						$18,247,199	$71,287,770

Options on Exchange-Traded Futures Contracts

			Expiration	Number of
Counterparty	Description	Exercise Price	Date	Contracts	Cost	Value

Citigroup	Put — CBOT U.S. Treasury 10-Year Note Futures (02/08)	$103.00	01/25/08	1,609	$30,370	$25,140
Citigroup	Put — CBOT U.S. Treasury 10-Year Note Futures (02/08)	104.00	01/25/08	1,315	24,821	20,546
Citigroup	Put — CBOT U.S. Treasury 10-Year Note Futures (02/08)	105.00	01/25/08	876	16,534	13,687
Merrill Lynch	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	100.00	02/22/08	138	2,605	2,156
Lehman Brothers	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	101.00	02/22/08	500	5,625	7,813
Citigroup	Call — EUX Euro-Schatz 2-Year Note Futures (03/08)	107.00	02/22/08	593	2,965	2,965
Citigroup	Call — EUX Euro-Schatz 2-Year Note Futures (03/08)	107.20	02/22/08	169	845	845
Citigroup	Call — EUX Euro-Schatz 2-Year Note Futures (03/08)	107.30	02/22/08	762	3,810	3,810
Lehman Brothers	Call — CBOT U.S. Treasury 2-Year Note Futures (03/08)	117.50	02/22/08	1,370	25,859	21,406
Lehman Brothers	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	118.00	02/22/08	933	17,610	14,578
Citigroup	Call — CBOT U.S. Treasury 2-Year Note Futures (03/08)	118.50	02/22/08	1,456	27,482	22,750
Lehman Brothers	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	119.00	02/22/08	2,657	50,151	41,516
Bear Stearns	Call — CBOT U.S. Treasury 2-Year Note Futures (03/08)	119.50	02/22/08	1,921	36,259	30,016
Merrill Lynch	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	125.00	02/22/08	941	17,761	14,703
Citigroup	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	126.00	02/22/08	624	11,778	9,750
Citigroup	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	126.50	02/22/08	285	5,379	4,453
Bear Stearns	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	127.00	02/22/08	1,359	25,651	21,234
Citigroup	Call — CBOT U.S. Treasury 5-Year Note Futures (03/08)	127.00	02/22/08	7,363	138,977	115,047
Merrill Lynch	Put — CME Eurodollar Futures (03/08)	91.50	03/17/08	1,400	13,300	8,750
Bear Stearns	Put — CME Eurodollar Futures (03/08)	91.75	03/17/08	45	427	281
Goldman Sachs	Put — CME Eurodollar Futures (03/08)	91.75	03/17/08	1,400	13,300	8,750
Merrill Lynch	Put — CME Eurodollar Futures (03/08)	91.75	03/17/08	5,988	56,886	37,425
Merrill Lynch	Put — CME Eurodollar Futures (03/08)	92.00	03/17/08	1,131	10,744	7,069
Bear Stearns	Put — CME Eurodollar Futures (03/08)	92.75	03/17/08	5,311	50,454	33,194
Bear Stearns	Put — CME Eurodollar Futures (03/08)	93.00	03/17/08	1,150	10,925	7,188
Merrill Lynch	Put — CME Eurodollar Futures (03/08)	93.00	03/17/08	339	3,221	2,119

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

			Expiration	Number of
Counterparty	Description	Exercise Price	Date	Contracts	Cost	Value

Citigroup	Call — CME Eurodollar Futures (03/08)	$95.25	03/17/08	1,636	$1,375,467	$2,147,250
Goldman Sachs	Call — CME Eurodollar Futures (03/08)	95.50	03/17/08	455	231,823	361,156
Merrill Lynch	Put — CME Eurodollar Futures (06/08)	92.50	06/16/08	5,711	54,255	35,694
Merrill Lynch	Put — CME Eurodollar Futures (06/08)	92.75	06/16/08	1,215	11,543	7,594
Merrill Lynch	Put — CME Eurodollar Futures (06/08)	93.00	06/16/08	2,228	21,166	13,925
Citigroup	Put — CME Eurodollar Futures (09/08)	92.50	09/15/08	2,074	19,703	12,963

					$2,317,696	$3,055,773

Options on Securities

			Expiration	Notional
Counterparty	Description	Strike Price	Date	Amount	Cost	Value

Wachovia	Put — OTC Fannie Mae 5.500% due 01/14/38 ▼	$86.50	01/07/08	$65,800,000	$7,711	$1
Credit Suisse	Put — OTC Fannie Mae 6.000% due 01/14/38 ▼	88.53	01/07/08	100,000,000	11,719	1
Merrill Lynch	Put — OTC Fannie Mae 6.000% due 01/14/38 ▼	91.50	01/07/08	82,800,000	9,703	1
Merrill Lynch	Put — OTC Fannie Mae 5.000% due 02/12/38 ▼	81.38	02/05/08	108,000,000	12,656	1
Credit Suisse	Put — OTC Fannie Mae 5.500% due 02/15/38 ▼	86.38	02/05/08	150,000,000	17,578	2
Merrill Lynch	Put — OTC Freddie Mac 5.500% due 02/12/38 ▼	86.50	02/05/08	257,500,000	30,176	1,288
Credit Suisse	Put — OTC Fannie Mae 5.500% due 02/12/38 ▼	86.59	02/05/08	415,000,000	48,633	4
Royal Bank of Scotland	Put — OTC Freddie Mac 5.500% due 02/12/38 ▼	88.50	02/05/08	61,000,000	7,148	1
Merrill Lynch	Put — OTC Fannie Mae 6.500% due 02/12/38 ▼	94.06	02/05/08	115,000,000	13,476	1
Royal Bank of Scotland	Call — OTC Fannie Mae 6.500% due 02/12/38 ▼	104.50	02/05/08	76,700,000	8,988	1
Merrill Lynch	Call — OTC Fannie Mae 6.500% due 02/12/38 ▼	104.63	02/05/08	100,000,000	11,719	1
Credit Suisse	Put — OTC Fannie Mae 5.000% due 03/15/38 ▼	80.00	03/05/08	68,900,000	8,074	3,307
Merrill Lynch	Put — OTC Freddie Mac 5.500% due 03/15/38 ▼	85.50	03/05/08	12,000,000	1,406	600
Merrill Lynch	Put — OTC Fannie Mae 6.000% due 03/15/38 ▼	91.00	03/05/08	319,200,000	37,406	19,790
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 2.625% due 07/15/17 ▼	90.00	03/14/08	37,000,000	8,672	—
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 0.875% due 04/15/10 ▼	94.50	03/14/08	88,000,000	20,625	7,040
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 2.375% due 04/15/11 ▼	97.00	03/14/08	30,600,000	7,172	—
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 2.375% due 01/15/27 ▼	76.00	03/17/08	27,000,000	6,328	—

					$269,190	$32,039

Foreign Currency Options

			Expiration	Notional
Counterparty	Description	Exercise Price	Date	Amount	Cost	Value

Citigroup	Call — OTC Japanese yen versus U.S. dollar ▼	JPY 121.00	01/18/08	$17,600,000	$175,472	$13,481
Credit Suisse	Call — OTC U.S. dollar versus Euro ▼	$1.36	05/19/08	EUR 11,000,000	337,670	1,137,778
Credit Suisse	Put — OTC U.S. dollar versus Euro ▼	1.36	05/19/08	11,000,000	337,670	76,344
Morgan Stanley	Call — OTC U.S. dollar versus Euro ▼	1.36	05/21/08	3,800,000	112,665	329,131
Morgan Stanley	Put — OTC U.S. dollar versus Euro ▼	1.36	05/21/08	3,800,000	112,665	28,996
Royal Bank of Scotland	Call — OTC U.S. dollar versus Euro ▼	1.36	05/21/08	24,300,000	734,980	2,107,407
Royal Bank of Scotland	Put — OTC U.S. dollar versus Euro ▼	1.36	05/21/08	24,300,000	734,980	185,029
JPMorgan Chase	Call — OTC Japanese yen versus U.S. dollar ▼	JPY 104.00	03/17/10	$39,000,000	1,795,060	2,024,763
JPMorgan Chase	Put — OTC Japanese yen versus U.S. dollar ▼	104.00	03/17/10	39,000,000	1,524,840	1,792,050
Royal Bank of Scotland	Call — OTC Japanese yen versus U.S. dollar ▼	105.20	03/31/10	6,800,000	286,280	309,448
Royal Bank of Scotland	Put — OTC Japanese yen versus U.S. dollar ▼	105.20	03/31/10	6,800,000	286,280	347,596
Royal Bank of Scotland	Call — OTC Japanese yen versus U.S. dollar ▼	105.40	03/31/10	19,900,000	834,811	885,092
Royal Bank of Scotland	Put — OTC Japanese yen versus U.S. dollar ▼	105.40	03/31/10	19,900,000	834,811	1,031,556
Credit Suisse	Call — OTC U.S. dollar versus Euro ▼	$1.38	05/21/10	EUR 4,000,000	198,255	403,614
Credit Suisse	Put — OTC U.S. dollar versus Euro ▼	1.38	05/21/10	4,000,000	198,255	160,615
Morgan Stanley	Call — OTC U.S. dollar versus Euro ▼	1.38	05/21/10	9,700,000	463,411	978,481
Morgan Stanley	Put — OTC U.S. dollar versus Euro ▼	1.38	05/21/10	9,700,000	463,412	389,492
Morgan Stanley	Call — OTC U.S. dollar versus Euro ▼	1.38	06/03/10	10,300,000	493,577	1,043,117
Morgan Stanley	Put — OTC U.S. dollar versus Euro ▼	1.38	06/03/10	10,300,000	493,577	416,506
Credit Suisse	Call — OTC Japanese yen versus Euro ▼	JPY 148.40	06/03/10	4,800,000	270,185	449,704
Credit Suisse	Put — OTC Japanese yen versus Euro ▼	148.40	06/03/10	4,800,000	270,737	384,816

					$10,959,593	$14,495,016

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(l)	Transactions in written options for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2006	1,791,302,915	$21,214,339
Call Options Written	2,277,416,416	31,009,312
Put Options Written	167,901,752	2,319,260
Call Options Expired	(1,075,105,522)	(15,344,666)
Put Options Expired	(97,100,000)	(434,854)
Call Options Repurchased	(1,486,607,703)	(14,285,624)
Put Options Repurchased	(139,800,000)	(871,600)

Outstanding, December 31, 2007	1,438,007,858	$23,606,167

(m)	Premiums received and value of written options outstanding as of December 31, 2007:
Interest Rate Swaptions

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Description	USD-LIBOR	Rate	Date	Amount	Premium	Value

Barclays	Call — OTC 5-Year Interest Rate Swap ▼	Receive	4.900%	02/01/08	$29,900,000	$372,255	$1,002,906
Bank of America	Call — OTC 5-Year Interest Rate Swap ▼	Receive	5.100%	02/01/08	31,500,000	281,925	1,331,316
Royal Bank of Scotland	Call — OTC 5-Year Interest Rate Swap ▼	Receive	5.100%	02/01/08	53,300,000	639,600	2,252,671
Royal Bank of Scotland	Call — OTC 5-Year Interest Rate Swap ▼	Receive	4.900%	03/31/08	204,300,000	2,595,015	7,214,855
Royal Bank of Scotland	Call — OTC 5-Year Interest Rate Swap ▼	Receive	4.950%	03/31/08	87,000,000	1,070,100	3,239,706
Bank of America	Call — OTC 5-Year Interest Rate Swap ▼	Receive	4.950%	09/26/08	176,400,000	1,984,320	6,534,738
Lehman Brothers	Call — OTC 5-Year Interest Rate Swap ▼	Receive	4.950%	09/26/08	87,900,000	708,144	3,256,256
Royal Bank of Scotland	Call — OTC 5-Year Interest Rate Swap ▼	Receive	4.950%	09/26/08	62,600,000	513,320	2,319,017
Royal Bank of Scotland	Call — OTC 7-Year Interest Rate Swap ▼	Receive	5.000%	12/15/08	211,300,000	2,136,723	8,429,391
Royal Bank of Scotland	Call — OTC 7-Year Interest Rate Swap ▼	Receive	5.200%	12/15/08	111,200,000	1,111,479	5,324,590
Lehman Brothers	Call — OTC 5-Year Interest Rate Swap ▼	Receive	5.500%	08/03/09	239,600,000	4,738,090	11,730,097
Deutsche Bank	Call — OTC 7-Year Interest Rate Swap ▼	Receive	4.250%	09/14/09	115,000,000	1,695,770	940,557

						$17,846,741	$53,576,100

Options on Exchange-Traded Futures Contracts

			Expiration	Number of
Counterparty	Description	Exercise Price	Date	Contracts	Premium	Value

Citigroup	Put — CBOT U.S. Treasury 10-Year Note Futures (03/08)	$106.00	02/22/08	1,752	$815,556	$27,375
Citigroup	Call — CBOT U.S. Treasury 10-Year Note Futures (03/08)	111.00	02/22/08	1,752	596,556	4,982,250
Citigroup	Call — CBOT U.S. Treasury 30-Year Bond Futures (03/08)	117.00	02/22/08	790	637,118	1,382,500
Goldman Sachs	Call — CME Eurodollar 1-Year Mid-Curve Futures (03/08)	95.75	03/14/08	228	127,509	518,700
Goldman Sachs	Call — CME Eurodollar 1-Year Mid-Curve Futures (03/08)	95.88	03/14/08	227	104,250	452,581
Fortis	Call — CME Eurodollar Futures (03/08)	95.75	03/17/08	2,094	1,424,611	876,862
Citigroup	Call — CME Eurodollar Futures (03/08)	96.00	03/17/08	1,015	580,326	203,000

					$4,285,926	$8,443,268

Foreign Currency Options

			Expiration	Notional
Counterparty	Description	Exercise Price	Date	Amount	Premium	Value

Credit Suisse	Call — OTC Japanese yen versus U.S. dollar ▼	JPY 104.00	03/17/10	$14,000,000	$736,750	$726,530
Credit Suisse	Put — OTC Japanese yen versus U.S. dollar ▼	104.00	03/17/10	14,000,000	736,750	643,300

					$1,473,500	$1,369,830

(n)	Securities with an approximate aggregate market value of $27,092,255 were pledged as collateral for swap contracts as of December 31, 2007.

(o)	Swap agreements outstanding as of December 31, 2007 were as follows:
Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Goldman Sachs	American International Group Inc 5.600% due 10/18/16 ▼	Sell	0.055%	03/20/08	$25,000,000	($32,617)
UBS	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.170%	09/20/08	16,400,000	(68,358)
UBS	Morgan Stanley 6.600% due 04/01/12 ▼	Sell	0.190%	09/20/08	16,300,000	(107,003)
Lehman Brothers	Johnson & Johnson 3.800% due 05/15/13 ▼	Buy	(0.110%)	12/20/08	7,900,000	(4,098)
Lehman Brothers	The Home Depot Inc 5.375% due 04/01/06 ▼	Buy	(0.120%)	12/20/08	7,900,000	34,527
Bank of America	E.I. du Pont de Nemours Co 6.875% due 10/15/09 ▼	Buy	(0.130%)	12/20/08	7,200,000	(3,282)
Barclays	Wal-Mart Stores Inc 6.875% due 08/10/09 ▼	Buy	(0.140%)	12/20/08	800,000	(442)
Citigroup	Wal-Mart Stores Inc 3.375% due 10/01/08 ▼	Buy	(0.140%)	12/20/08	12,600,000	(6,964)
Lehman Brothers	Wal-Mart Stores Inc 6.875% due 08/10/09 ▼	Buy	(0.140%)	12/20/08	400,000	(221)
Credit Suisse	Wal-Mart Stores Inc 4.550% due 05/01/13 ▼	Buy	(0.150%)	12/20/08	1,300,000	(844)
Barclays	Eli Lilly & Co 6.000% due 03/15/12 ▼	Buy	(0.160%)	12/20/08	8,700,000	(10,262)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12 ▼	Buy	(0.210%)	12/20/08	6,000,000	(7,181)
Merrill Lynch	Gannett Co Inc 6.375% due 04/01/12 ▼	Buy	(0.220%)	12/20/08	2,200,000	4,256
Lehman Brothers	Costco Wholesale Corp 5.500% due 03/15/07 ▼	Buy	(0.240%)	12/20/08	1,700,000	(3,271)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Morgan Stanley	The Allstate Corp 6.125% due 02/15/12 ▼	Buy	(0.260%)	12/20/08	$10,000,000	($7,814)
Bear Stearns	Eaton Corp 5.750% due 07/15/12 ▼	Buy	(0.280%)	12/20/08	8,000,000	(8,811)
Barclays	FedEx Corp 7.250% due 02/15/11 ▼	Buy	(0.290%)	12/20/08	2,400,000	(1,377)
Bear Stearns	TRW Inc 7.125% due 06/01/09 ▼	Buy	(0.290%)	12/20/08	1,000,000	(2,228)
Citigroup	FedEx Corp 7.250% due 02/15/11 ▼	Buy	(0.290%)	12/20/08	3,500,000	(2,009)
Lehman Brothers	Whirlpool Corp 8.600% due 05/01/10 ▼	Buy	(0.290%)	12/20/08	3,800,000	(5,160)
UBS	TRW Inc 7.125% due 06/01/09 ▼	Buy	(0.290%)	12/20/08	1,100,000	(2,451)
Lehman Brothers	Masco Tech Inc 5.875% due 07/15/12 ▼	Buy	(0.300%)	12/20/08	3,300,000	37,807
Bear Stearns	Hewlett-Packard Co 6.500% due 07/01/12 ▼	Buy	(0.320%)	12/20/08	9,600,000	(21,390)
Merrill Lynch	Ingersoll-Rand Co Ltd 6.480% due 06/01/25 ▼	Buy	(0.320%)	12/20/08	4,900,000	(8,175)
Lehman Brothers	RadioShack Corp 7.375% due 05/15/11 ▼	Buy	(0.350%)	12/20/08	3,300,000	14,465
Royal Bank of Scotland	Indonesia Government Int’l Bond 6.750% due 03/10/14 ▼	Sell	0.400%	12/20/08	2,200,000	(8,403)
Credit Suisse	Federated Department Stores Inc 6.625% due 04/01/11 ▼	Buy	(0.410%)	12/20/08	1,300,000	2,541
Credit Suisse	Lockheed Martin Corp 8.200% due 12/01/09 ▼	Buy	(0.440%)	12/20/08	1,300,000	(4,576)
ABN AMRO	Carnival Corp 6.150% due 04/15/08 ▼	Buy	(0.480%)	12/20/08	1,100,000	(3,519)
Lehman Brothers	Northrop Grumman Corp 7.125% due 02/15/11 ▼	Buy	(0.480%)	12/20/08	3,200,000	(13,015)
Credit Suisse	The Walt Disney Co 6.375% due 03/01/12 ▼	Buy	(0.530%)	12/20/08	1,300,000	(4,406)
Lehman Brothers	Lockheed Martin Corp 8.200% due 12/01/09 ▼	Buy	(0.530%)	12/20/08	3,200,000	(14,052)
Barclays	The Walt Disney Co 6.375% due 03/01/12 ▼	Buy	(0.670%)	12/20/08	3,900,000	(18,499)
Barclays	Ukraine Government Bond 7.650% due 06/11/13 ▼	Sell	0.710%	12/20/08	2,800,000	(9,475)
Deutsche Bank	Ukraine Government Bond 7.650% due 06/11/13 ▼	Sell	0.720%	12/20/08	1,400,000	(4,603)
Credit Suisse	Goodrich Corp 7.625% due 12/15/12 ▼	Buy	(0.900%)	12/20/08	1,300,000	(10,153)
Lehman Brothers	Goodrich Corp 7.625% due 12/15/12 ▼	Buy	(0.970%)	12/20/08	3,200,000	(27,160)
Bear Stearns	Capital One Financial Corp 4.875% due 05/15/08 ▼	Buy	(1.090%)	12/20/08	2,200,000	26,844
JPMorgan Chase	Capital One Financial Corp 8.750% due 02/01/07 ▼	Buy	(1.350%)	12/20/08	900,000	8,755
Morgan Stanley	Dow Jones CDX NA EM3 Index ▼	Sell	2.100%	06/20/10	18,900,000	955,083
Bear Stearns	Ford Motor Credit Co 7.000% due 10/01/13 ▼	Sell	4.300%	06/20/10	1,400,000	(70,641)
Morgan Stanley	Republic of Turkey 11.875% due 01/15/30 ▼	Buy	(2.250%)	09/20/10	550,000	(17,233)
Lehman Brothers	Republic of Turkey 11.875% due 01/15/30 ▼	Buy	(2.110%)	10/20/10	1,600,000	(44,999)
Morgan Stanley	Republic of Turkey 11.875% due 01/15/30 ▼	Buy	(2.200%)	10/20/10	1,100,000	(33,545)
Barclays	DaimlerChrysler NA Holdings 5.750% due 09/08/11 ▼	Buy	(0.580%)	09/20/11	8,000,000	(46,005)
Bank of America	Time Warner Inc 5.500% due 11/15/11 ▼	Buy	(0.310%)	12/20/11	4,000,000	51,053
Bank of America	BHP Billiton Finance Ltd 5.125% due 03/29/12 ▼	Buy	(0.135%)	03/20/12	3,000,000	53,418
Barclays	XL Capital PLC 6.500% due 01/15/12 ▼	Buy	(0.205%)	03/20/12	5,300,000	228,679
Morgan Stanley	Dow Jones CDX NA IG8 Index ▼	Buy	(0.170%)	06/20/12	163,400,000	15,672
Credit Suisse	Nabors Industries Inc 5.375% due 08/15/12 ▼	Buy	(0.470%)	06/20/12	1,500,000	(771)
Deutsche Bank	Nabors Industries Inc 0.000% due 02/05/21 ▼	Buy	(0.470%)	06/20/12	10,000,000	(5,139)
Barclays	Dow Jones CDX NA HY-8 Index ▼	Sell	0.483%	06/20/12	800,000	(10,971)
Barclays	Weyerhaeuser Co 6.750% due 03/15/12 ▼	Buy	(0.490%)	06/20/12	2,000,000	31,043
Credit Suisse	Noble Corp 5.875% due 06/01/13 ▼	Buy	(0.520%)	06/20/12	5,700,000	(12,928)
Royal Bank of Scotland	Meadwestvaco Corp 6.850% due 04/01/12 ▼	Buy	(0.520%)	06/20/12	6,000,000	32,038
Credit Suisse	GlobalSantaFe Corp 5.000% due 02/15/13 ▼	Buy	(0.530%)	06/20/12	10,000,000	(125,719)
Citigroup	Nortel Networks Ltd 10.125% due 07/15/13 ▼	Sell	2.300%	06/20/12	10,000,000	(890,576)
Citigroup	Dow Jones CDX NA HY-8 Index ▼	Sell	2.750%	06/20/12	50,000,000	(1,999,053)
Credit Suisse	Dow Jones CDX NA HY-8 Index ▼	Buy	(2.750%)	06/20/12	69,275,000	2,757,641
Lehman Brothers	Dow Jones CDX NA HY-8 Index ▼	Buy	(2.750%)	06/20/12	16,800,000	419,682
Lehman Brothers	Dow Jones CDX NA HY-8 Index ▼	Sell	2.750%	06/20/12	19,275,000	(758,588)
BNP Paribas	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.820%	09/20/12	800,000	5,146
Bank of America	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.900%	09/20/12	5,000,000	49,139
Royal Bank of Scotland	Merrill Lynch & Co Inc 5.000% due 01/15/15 ▼	Sell	0.920%	09/20/12	5,200,000	(78,841)
Citigroup	Nortel Networks Ltd 4.250% due 09/01/08 ▼	Sell	2.850%	09/20/12	5,000,000	(384,040)
Citigroup	Nortel Networks Ltd 10.125% due 07/15/13 ▼	Sell	3.200%	09/20/12	5,000,000	(317,777)
Morgan Stanley	Dow Jones CDX NA IG5 Index ▼	Buy	(0.140%)	12/20/12	19,200,000	584,033
Morgan Stanley	Dow Jones CDX NA IG5 Index ▼	Buy	(0.143%)	12/20/12	7,800,000	237,359
Bear Stearns	Wal-Mart Stores Inc 5.000% due 04/05/12 ▼	Buy	(0.250%)	12/20/12	10,000,000	(3,836)
Bank of America	Sherman Williams Co 7.375% due 02/01/27 ▼	Buy	(0.300%)	12/20/12	10,000,000	60,838
Bank of America	The Clorox Co 6.125% due 02/01/11 ▼	Buy	(0.330%)	12/20/12	500,000	3,486
Credit Suisse	Freddie Mac 5.875% due 03/21/11 ▼	Sell	0.850%	12/20/12	5,000,000	29,302
Credit Suisse	Dow Jones CDX HVOL9 Index ▼	Sell	1.400%	12/20/12	30,800,000	(391,229)
Morgan Stanley	Sealed Air Corp 5.625% due 07/15/13 ▼	Buy	(0.580%)	09/20/13	2,100,000	22,019
Lehman Brothers	BellSouth Corp 5.200% due 09/15/14 ▼	Buy	(0.325%)	09/20/14	9,100,000	1,217
Citigroup	CNA Financial Corp 5.850% due 12/15/14 ▼	Buy	(0.470%)	12/20/14	4,100,000	110,187
Lehman Brothers	PC Financial Partnership 5.000% due 11/15/14 ▼	Buy	(0.480%)	12/20/14	3,000,000	41,305
Bank of America	CNA Financial Corp 5.850% due 12/15/14 ▼	Buy	(0.630%)	12/20/14	5,000,000	87,308
Barclays	CitiFinancial Inc 6.625% due 06/01/15 ▼	Buy	(0.145%)	06/20/15	4,500,000	170,580
Bear Stearns	Alcan Inc 5.000% due 06/01/15 ▼	Buy	(0.420%)	06/20/15	2,500,000	(6,582)
Morgan Stanley	Dow Jones CDX NA IG5 Index ▼	Sell	0.458%	12/20/15	5,600,000	(233,307)
Morgan Stanley	Dow Jones CDX NA IG5 Index ▼	Sell	0.460%	12/20/15	13,800,000	(569,095)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Deutsche Bank	Viacom Inc 6.250% due 04/30/16 ▼	Buy	(0.750%)	06/20/16	$7,500,000	$80,658
Citigroup	Westfield Group 5.700% due 10/01/16 ▼	Buy	(0.590%)	12/20/16	7,500,000	293,513
Deutsche Bank	Dow Jones ITRAXX 6HI4 Index ▼	Buy	(0.850%)	12/20/16	EUR 30,600,000	378,282
Goldman Sachs	Dow Jones ITRAXX 6HI4 Index ▼	Buy	(0.850%)	12/20/16	32,800,000	419,934
HSBC	Dow Jones ITRAXX 6HI4 Index ▼	Buy	(0.850%)	12/20/16	5,300,000	67,146
Credit Suisse	Masco Corp 6.125% due 10/03/16 ▼	Buy	(0.915%)	12/20/16	$10,000,000	360,844
Deutsche Bank	Sprint Nextel Corp 6.000% due 12/01/16 ▼	Buy	(0.940%)	12/20/16	5,000,000	182,548
Bear Stearns	Sprint Nextel Corp 6.000% due 12/01/17 ▼	Buy	(0.980%)	12/20/16	5,000,000	168,667
UBS	Nordstrom Inc 6.950% due 03/15/28 ▼	Buy	(0.370%)	06/20/17	8,400,000	206,083
UBS	AutoZone Inc 5.875% due 10/15/12 ▼	Buy	(0.660%)	06/20/17	3,900,000	(20,982)
Barclays	Kimco Realty Corp 5.700% due 5/01/17 ▼	Buy	(0.730%)	06/20/17	5,600,000	237,327
Lehman Brothers	Safeway Inc 5.800% due 08/15/12 ▼	Buy	(0.730%)	06/20/17	4,000,000	(76,248)
Goldman Sachs	Liz Claiborne Inc 5.000% due 07/08/13 ▼	Buy	(0.950%)	06/20/17	5,000,000	374,020
Bear Stearns	Weyerhaeuser Co 6.750% due 03/15/12 ▼	Buy	(0.990%)	06/20/17	6,600,000	99,564
Citigroup	Weyerhaeuser Co 6.750% due 03/15/12 ▼	Buy	(1.000%)	06/20/17	8,400,000	120,549
Barclays	Meadwestvaco Corp 6.850% due 04/01/12 ▼	Buy	(1.090%)	06/20/17	5,000,000	(37,946)
Goldman Sachs	Meadwestvaco Corp 6.850% due 04/01/12 ▼	Buy	(1.090%)	06/20/17	20,000,000	(151,783)
Royal Bank of Scotland	Meadwestvaco Corp 6.850% due 04/01/12 ▼	Buy	(1.090%)	06/20/17	10,000,000	(75,891)
Bank of America	Reynolds American Inc 7.625% due 06/01/16 ▼	Sell	1.280%	06/20/17	3,600,000	60,838
Citigroup	Reynolds American Inc 7.625% due 06/01/16 ▼	Sell	1.280%	06/20/17	3,500,000	59,148
Deutsche Bank	Kraft Foods Inc 6.500% due 08/11/17 ▼	Buy	(0.590%)	09/20/17	5,000,000	59,343
Barclays	Nucor Corp 5.750% due 12/01/17 ▼	Buy	(0.450%)	12/20/17	5,000,000	(12,680)
Royal Bank of Scotland	Marks & Spencer PLC 6.250% due 12/01/17 ▼	Buy	(0.950%)	12/20/17	10,000,000	(41,524)
Royal Bank of Scotland	Yum! Brands Inc 6.250% due 03/15/18 ▼	Buy	(0.834%)	03/20/18	7,500,000	9,351
UBS	Bear Stearns Asset-Backed Securities Inc 6.865% due 12/25/35 ▼	Buy	(2.250%)	12/25/35	2,000,000	1,601,160
Bear Stearns	Bear Stearns Asset-Backed Securities Inc 6.865% due 12/25/35 ▼	Sell	2.550%	12/25/35	2,000,000	(1,593,240)
Morgan Stanley	Morgan Stanley Mortgage Loan 5.365% due 02/25/37 ▼	Buy	(0.250%)	02/25/37	3,150,000	2,557,430
Morgan Stanley	Morgan Stanley Mortgage Loan 5.415% due 02/25/37 ▼	Buy	(0.300%)	02/25/37	2,863,000	2,345,506
Deutsche Bank	Home Equity Asset-Backed Securities Market Index ▼	Sell	0.150%	08/25/37	7,000,000	(198,800)
UBS	Home Equity Asset-Backed Securities Market Index ▼	Sell	0.150%	08/25/37	10,000,000	(309,000)
Bear Stearns	BFC Genesee Ltd 6.903% due 01/10/41 ▼	Buy	(1.280%)	01/10/41	4,920,720	4,222,470
Bank of America	Buckingham Ltd 6.846% due 04/05/41 ▼	Buy	(1.250%)	04/05/41	4,000,000	3,158,400
Bank of America	Topanga CDO Ltd 6.953% due 01/10/45 ▼	Buy	(1.580%)	01/10/45	2,000,000	1,673,000
Goldman Sachs	Vertical Ltd 6.591% due 04/01/45 ▼	Buy	(1.325%)	04/01/45	4,000,000	2,798,400
Bear Stearns	Home Equity Asset-Backed Securities Market Index ▼	Buy	(0.540%)	07/25/45	32,200,000	12,637,552
Deutsche Bank	Home Equity Asset-Backed Securities Market Index ▼	Sell	0.540%	07/25/45	10,700,000	(3,468,940)
Merrill Lynch	Home Equity Asset-Backed Securities Market Index ▼	Sell	0.540%	07/25/45	9,350,000	(3,007,895)
UBS	Home Equity Asset-Backed Securities Market Index ▼	Sell	0.540%	07/25/45	12,150,000	(3,939,030)

						$20,890,503

(1) If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit default occurs.
Interest Rate Swaps

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Barclays	6-Month GBP-LIBOR ▼	Pay	5.000%	06/20/08	GBP 20,000,000	($116,917)
Deutsche Bank	6-Month GBP-LIBOR ▼	Pay	6.000%	03/20/09	5,600,000	105,503
Citigroup	28-Day Mexico Interbank TIIE Banxico ▼	Pay	7.910%	05/14/09	MXN 475,000,000	(141,341)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico ▼	Pay	7.910%	05/14/09	1,095,000,000	(334,883)
UBS	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/09	$1,364,500,000	22,271,028
Barclays	6-Month GBP-LIBOR ▼	Receive	6.000%	06/19/09	GBP 109,200,000	(2,453,117)
Morgan Stanley	6-Month GBP-LIBOR ▼	Receive	6.000%	06/19/09	410,000,000	(4,788,161)
Citigroup	3-Month Australian Bank Bill ▼	Pay	7.000%	09/15/09	AUD 83,700,000	(195,549)
Lehman Brothers	3-Month Australian Bank Bill ▼	Pay	7.000%	09/15/09	110,700,000	(239,163)
Goldman Sachs	6-Month EUR-LIBOR ▼	Pay	4.000%	09/19/09	EUR 9,700,000	(35,132)
Merrill Lynch	BRL - CDI-Compounded ▼	Pay	12.670%	01/04/10	BRL 52,200,000	247,506
Lehman Brothers	6-Month EUR-LIBOR ▼	Pay	4.500%	03/19/10	EUR 306,800,000	(314,049)
Morgan Stanley	6-Month EUR-LIBOR ▼	Pay	4.500%	03/19/10	123,790,000	153,655
Deutsche Bank	6-Month Australian Bank Bill ▼	Pay	7.000%	06/15/10	AUD 222,600,000	(2,707,370)
Morgan Stanley	6-Month Australian Bank Bill ▼	Pay	7.000%	06/15/10	113,000,000	(1,216,359)
Barclays	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	$449,500,000	458,418
Deutsche Bank	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	99,700,000	140,271
Merrill Lynch	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	331,300,000	1,172
Morgan Stanley	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	81,700,000	335,629

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Royal Bank of Scotland	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	$665,600,000	$793,899
Bank of America	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/10	67,400,000	440,745
Barclays	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/10	167,200,000	498,159
Royal Bank of Scotland	6-Month GBP-LIBOR ▼	Pay	5.000%	09/15/10	GBP 10,200,000	216,030
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	2.090%	10/15/10	EUR 13,000,000	109,158
UBS	France CPI Excluding Tobacco ▼	Pay	2.146%	10/15/10	17,600,000	197,965
Deutsche Bank	6-Month EUR-LIBOR ▼	Pay	4.000%	12/15/11	88,100,000	(849,009)
Royal Bank of Scotland	6-Month EUR-LIBOR ▼	Pay	4.000%	12/15/11	112,600,000	(551,347)
Morgan Stanley	BRL - CDI-Compounded ▼	Pay	10.115%	01/02/12	BRL 140,100,000	(2,729,607)
UBS	BRL - CDI-Compounded ▼	Pay	10.575%	01/02/12	69,900,000	(1,109,132)
Barclays	BRL - CDI-Compounded ▼	Pay	10.680%	01/02/12	55,800,000	(1,055,529)
UBS	BRL - CDI-Compounded ▼	Receive	11.100%	01/02/12	104,400,000	2,593,778
Barclays	BRL - CDI-Compounded ▼	Receive	11.120%	01/02/12	30,000,000	736,502
Goldman Sachs	BRL - CDI-Compounded ▼	Receive	11.150%	01/02/12	95,000,000	2,290,333
Barclays	BRL - CDI-Compounded ▼	Pay	12.540%	01/02/12	81,500,000	(351,697)
Merrill Lynch	BRL - CDI- Compounded ▼	Pay	12.540%	01/02/12	113,200,000	(206,766)
Barclays	France CPI Excluding Tobacco ▼	Pay	1.948%	03/15/12	EUR 15,600,000	(299,653)
Lehman Brothers	France CPI Excluding Tobacco ▼	Pay	1.965%	03/15/12	3,400,000	(54,767)
Goldman Sachs	France CPI Excluding Tobacco ▼	Pay	1.995%	03/15/12	16,500,000	(267,341)
Royal Bank of Scotland	France CPI Excluding Tobacco ▼	Pay	1.955%	03/28/12	3,200,000	(57,911)
Royal Bank of Scotland	France CPI Excluding Tobacco ▼	Pay	1.950%	03/30/12	3,800,000	(70,907)
Goldman Sachs	France CPI Excluding Tobacco ▼	Pay	1.960%	03/30/12	3,400,000	(62,347)
Barclays	France CPI Excluding Tobacco ▼	Pay	1.960%	04/05/12	2,500,000	(46,782)
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	1.940%	04/10/12	4,900,000	(109,835)
Royal Bank of Scotland	France CPI Excluding Tobacco ▼	Pay	1.940%	04/10/12	5,000,000	(102,846)
Barclays	France CPI Excluding Tobacco ▼	Pay	1.980%	04/30/12	3,700,000	(70,772)
Goldman Sachs	6-Month JPY-LIBOR ▼	Receive	2.000%	06/15/12	JPY 100,000	(6)
Citigroup	6-Month EUR-LIBOR ▼	Pay	4.800%	07/11/12	EUR 139,800,000	2,024,640
Lehman Brothers	6-Month GBP-LIBOR ▼	Pay	5.500%	03/20/13	GBP 21,100,000	828,116
Merrill Lynch	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/13	$28,500,000	141,436
Morgan Stanley	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/13	310,600,000	3,240,208
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/13	351,800,000	3,284,469
Barclays	6-Month EUR-LIBOR ▼	Receive	4.000%	12/15/14	EUR 18,300,000	632,930
Deutsche Bank	6-Month EUR-LIBOR ▼	Receive	4.000%	12/15/14	281,100,000	9,478,453
Deutsche Bank	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/15	$38,000,000	66,973
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/15	351,150,000	(4,503,300)
Morgan Stanley	6-Month JPY-LIBOR ▼	Receive	1.500%	06/20/15	JPY 1,250,000,000	(10,731)
Deutsche Bank	6-Month GBP-LIBOR ▼	Pay	5.000%	09/15/15	GBP 500,000	(4,118)
Merrill Lynch	6-Month GBP-LIBOR ▼	Pay	5.000%	06/15/16	7,800,000	(289,103)
UBS	6-Month GBP-LIBOR ▼	Pay	5.000%	06/15/16	500,000	(19,172)
Deutsche Bank	6-Month GBP-LIBOR ▼	Receive	5.000%	09/20/17	33,800,000	(2,127,236)
Barclays	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	$29,300,000	217,394
Morgan Stanley	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	60,800,000	(1,105,370)
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	105,200,000	(106,608)
Merrill Lynch	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/23	42,500,000	(898,479)
UBS	3-Month USD-LIBOR ▼	Pay	5.000%	12/20/26	900,000	87,028
Citigroup	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/28	35,200,000	(861,173)
Barclays	6-Month EUR-LIBOR ▼	Pay	6.000%	06/18/34	EUR 3,600,000	(81,477)
Lehman Brothers	6-Month EUR-LIBOR ▼	Pay	6.000%	06/18/34	800,000	(46,439)
Morgan Stanley	6-Month GBP-LIBOR ▼	Pay	4.000%	12/15/35	GBP 22,400,000	185,164
Deutsche Bank	6-Month GBP-LIBOR ▼	Receive	4.500%	12/15/35	35,900,000	(1,332,621)
Deutsche Bank	3-Month USD-LIBOR ▼	Pay	5.000%	12/15/35	$95,000,000	(1,334,743)
Credit Suisse	6-Month EUR-LIBOR ▼	Receive	4.000%	06/21/36	EUR 3,920,000	715,780
UBS	6-Month EUR-LIBOR ▼	Pay	5.000%	07/11/37	2,500,000	43,812
Morgan Stanley	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/38	$37,500,000	(367,814)

						$18,909,475

(p)	Securities with an approximate aggregate market value of $6,739,928 were pledged as collateral for securities purchased on a delayed-delivery basis as of December 31, 2007.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2007

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 11.16%

Consumer Discretionary - 0.47%

EchoStar DBS Corp
7.000% due 10/01/13	$9,000,000	$9,135,000
Mandalay Resort Group
6.500% due 07/31/09	4,000,000	4,020,000
Wal-Mart Stores Inc
4.891% due 06/16/08 §	9,400,000	9,403,440

		22,558,440

Consumer Staples - 0.17%

Reynolds American Inc
5.691% due 06/15/11 §	8,200,000	8,001,560

Energy - 0.81%

El Paso Performance-Linked Trust
7.750% due 07/15/11 ~	1,000,000	1,031,230
NGPL PipeCo LLC
6.514% due 12/15/12 ~	14,900,000	15,144,136
Rockies Express Pipeline LLC
5.776% due 08/20/09 ~ §	22,200,000	22,216,361

		38,391,727

Financial Services - 8.83%

American Express Bank FSB
5.252% due 06/12/09 §	15,500,000	15,450,198
6.000% due 09/13/17	10,000,000	10,074,060
American Express Centurion Bank
6.000% due 09/13/17	10,000,000	10,074,060
American Honda Finance Corp
4.868% due 08/05/08 ~ §	2,700,000	2,699,023
American International Group Inc
4.884% due 06/23/08 ~ §	600,000	600,379
Asian Development Bank (Philippines)
5.820% due 06/16/28	2,050,000	2,253,385
Bank of America Corp
4.875% due 11/06/09 §	2,500,000	2,492,352
Bank of America NA
4.966% due 12/18/08 §	1,900,000	1,899,170
5.133% due 06/12/09 §	16,500,000	16,468,304
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12	27,300,000	28,010,837
Charter One Bank NA
5.115% due 04/24/09 §	22,000,000	21,916,400
CIT Group Holdings Inc
5.134% due 01/30/09 §	3,800,000	3,570,799
CIT Group Inc
5.019% due 08/15/08 §	2,000,000	1,984,624
Citigroup Funding Inc
4.896% due 04/23/09 §	18,100,000	17,996,794
Citigroup Inc
4.898% due 12/26/08 §	2,000,000	1,992,068
4.944% due 05/02/08 §	2,700,000	2,699,352
Commonwealth Bank of Australia (Australia)
5.283% due 06/08/09 ~ §	1,200,000	1,199,840
DnB NOR Bank ASA (Norway)
5.313% due 10/13/09 ~ §	3,300,000	3,302,983
Export-Import Bank of Korea (South Korea)
5.214% due 06/01/09 §	4,800,000	4,809,235
5.460% due 10/04/11 ~ §	4,400,000	4,406,393
Ford Motor Credit Co LLC
5.800% due 01/12/09	3,500,000	3,322,974
7.250% due 10/25/11	7,300,000	6,327,983
7.800% due 06/01/12	500,000	438,722
Foundation Re I Ltd (Cayman)
6.855% due 01/06/09 ~ § ▼	2,500,000	2,466,250
Foundation Re II Ltd (Cayman)
11.655% due 11/26/10 ~ § ▼	2,600,000	2,695,400
General Electric Capital Corp
5.065% due 10/24/08 §	2,400,000	2,396,232
5.091% due 06/15/09 §	3,000,000	2,998,284
5.095% due 10/26/09 §	2,900,000	2,894,168
5.171% due 03/04/08 §	8,800,000	8,805,570
5.173% due 12/12/08 §	2,300,000	2,299,492
5.280% due 10/21/10 §	5,800,000	5,801,264
General Motors Acceptance Corp
6.034% due 09/23/08 §	2,800,000	2,705,464
6.875% due 08/28/12	10,600,000	8,890,814
Green Valley Ltd (Cayman)
8.376% due 01/10/11 ~ § ▼	EUR 2,100,000	3,070,305
HSBC Finance Corp
4.982% due 05/21/08 §	$3,700,000	3,699,919
5.213% due 03/12/10 §	4,200,000	4,121,481
5.240% due 10/21/09 §	5,700,000	5,675,473
JPMorgan Chase & Co
4.915% due 06/26/09 §	2,000,000	1,991,624
Lehman Brothers Holdings Inc
4.905% due 11/24/08 §	900,000	886,232
4.934% due 12/23/08 §	3,600,000	3,539,495
6.200% due 09/26/14	1,900,000	1,937,732
7.000% due 09/27/27	1,700,000	1,730,037
Merna Reinsurance Ltd (Bermuda)
5.480% due 07/07/10 ~ § ▼	17,900,000	17,542,895
Merrill Lynch & Co Inc
5.191% due 10/23/08 §	7,100,000	7,005,648
6.400% due 08/28/17	10,100,000	10,279,528
Metropolitan Life Global Funding I
4.945% due 05/17/10 ~ §	12,600,000	12,515,605
Morgan Stanley
4.925% due 05/07/09 §	10,600,000	10,472,726
5.420% due 01/22/09 §	800,000	791,422
National Australia Bank Ltd (Australia)
5.231% due 10/01/08 ~ §	2,000,000	1,998,322
Phoenix Quake Wind Ltd (Cayman)
7.680% due 07/03/08 ~ § ▼	17,000,000	17,016,150
Pylon Ltd (Cayman)
6.441% due 12/29/08 ~ § ▼	EUR 300,000	438,241
Rabobank Nederland (Netherlands)
5.263% due 01/15/09 ~ §	$2,200,000	2,197,538
Residential Reinsurance 2005 Ltd (Cayman)
10.574% due 06/06/08 ~ § ▼	4,800,000	4,801,680
Santander Perpetual SA Unipersonal (Spain)
6.671% due 04/24/56 ~ §	11,200,000	11,250,109
Santander U.S. Debt SA Unipersonal (Spain)
4.970% due 09/19/08 ~ §	1,300,000	1,295,762
Shackleton Re Ltd
12.960% due 02/07/08 ~ § ▼	3,000,000	3,008,100
SLM Corp
5.164% due 01/25/08 §	500,000	499,368
Spinnaker Capital Ltd (Cayman)
16.491% due 06/15/08 ~ § ▼	5,900,000	6,154,585
The Goldman Sachs Group Inc
5.143% due 06/28/10 §	13,500,000	13,288,874
6.750% due 10/01/37	21,700,000	21,328,366
The Royal Bank of Scotland Group PLC (United Kingdom)
5.230% due 07/21/08 ~ §	1,100,000	1,099,805
7.092% due 10/29/49 §	EUR 1,900,000	2,767,121
9.118% due 03/31/10	$2,500,000	2,673,980
Travelers Property Casualty Corp
3.750% due 03/15/08	1,500,000	1,495,173
Vita Capital II Ltd (Cayman)
6.131% due 01/01/10 ~ § ▼	1,000,000	985,389
Vita Capital III Ltd (Cayman)
6.351% due 01/01/12 ~ § ▼	2,400,000	2,364,933

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
VTB Capital SA for Vneshtorgbank (Luxembourg)
5.494% due 08/01/08 ~ §	$5,000,000	$4,956,250
Wachovia Bank NA
5.194% due 12/02/10 §	6,300,000	6,255,295
5.200% due 10/03/08 §	14,500,000	14,472,943
Westpac Banking Corp
5.212% due 06/06/08 §	5,400,000	5,397,667
World Savings Bank FSB
4.938% due 05/08/09 §	1,000,000	1,001,349
4.976% due 06/20/08 §	1,100,000	1,101,050
5.249% due 03/02/09 §	700,000	702,246

		419,753,291

Health Care - 0.21%

CVS Caremark Corp
5.441% due 06/01/10 §	10,100,000	9,998,424

Integrated Oils - 0.11%

Transcontinental Gas Pipe Line Corp
6.250% due 01/15/08	5,000,000	5,000,000

Materials & Processing - 0.03%

C10 Capital SPV Ltd (United Kingdom)
6.722% due 12/18/99 ~ §	1,600,000	1,477,410

Utilities - 0.53%

America Movil SAB de CV (Mexico)
4.958% due 06/27/08 §	17,500,000	17,412,500
Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	523,818
NiSource Finance Corp
5.585% due 11/23/09 §	2,200,000	2,179,727
Ohio Power Co
5.424% due 04/05/10 §	2,000,000	1,983,524
Qwest Corp
5.625% due 11/15/08	3,000,000	3,000,000

		25,099,569

Total Corporate Bonds & Notes (Cost $531,121,337)		530,280,421

CONVERTIBLE CORPORATE BONDS - 0.38%

Energy - 0.38%

Chesapeake Energy Corp
2.500% due 05/15/37	16,300,000	18,170,262

Total Convertible Corporate Bonds (Cost $16,537,592)		18,170,262

SENIOR LOAN NOTES - 0.61%

Financial Services - 0.55%

Chrysler Financial Co LLC
9.000% due 08/03/12 §	22,643,250	21,830,154
Shackleton Re Ltd Term B (Event Linked)
13.000% due 08/01/08 § ▼	1,500,000	1,492,500
Shackleton Re Ltd Term C (Event Linked)
12.875% due 08/01/08 § ▼	3,000,000	2,985,000

		26,307,654

Materials & Processing - 0.06%

Georgia-Pacific Corp Term B
6.580% due 12/20/12 §	225,714	215,437
6.831% due 12/20/12 §	285,714	272,704
6.896% due 12/20/12 §	2,428,571	2,317,984

		2,806,125

Total Senior Loan Notes (Cost $28,997,234)		29,113,779

MORTGAGE-BACKED SECURITIES - 59.08%

Collateralized Mortgage Obligations - 18.78%

Adjustable Rate Mortgage Trust
5.132% due 09/25/35 “ §	3,872,855	3,846,343
American Home Mortgage Investment Trust
5.015% due 09/25/35 “ §	188,349	188,189
Banc of America Commercial Mortgage Inc
5.889% due 07/10/44 “ §	11,015,000	11,465,271
Banc of America Funding Corp
4.621% due 02/20/36 “ §	8,151,905	8,117,693
6.144% due 01/20/47 “ §	5,345,524	5,328,036
Banc of America Large Loan Inc
5.538% due 08/15/29 ~ “ §	22,398,005	22,359,571
Banc of America Mortgage Securities Inc
6.500% due 09/25/33 “	1,246,332	1,270,280
Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/35 “ §	16,825,943	16,635,920
4.488% due 02/25/34 “ §	7,724,095	7,626,902
4.550% due 08/25/35 “ §	8,254,987	8,130,832
4.876% due 01/25/35 “ §	34,255,636	33,859,093
4.957% due 01/25/35 “ §	3,617,496	3,589,900
Bear Stearns Alt-A Trust
5.527% due 09/25/35 “ §	26,057,875	25,676,677
5.895% due 01/25/36 “ §	7,869,458	7,676,314
Bear Stearns Asset-Backed Securities Trust
4.955% due 04/25/36 “ §	412,872	409,798
Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/30 “	1,542,676	1,544,367
Bear Stearns Structured Products Inc
5.065% due 01/25/37 ~ “ §	20,591,172	20,379,246
5.684% due 01/26/36 “ §	20,340,122	20,154,612
5.787% due 12/26/46 “ §	11,502,986	11,360,013
CC Mortgage Funding Corp
4.995% due 05/25/48 ~ “ §	391,651	358,081
Citigroup Mortgage Loan Trust Inc
4.098% due 08/25/35 “ §	577,022	563,616
4.248% due 08/25/35 “ §	3,045,550	2,986,182
4.680% due 08/25/35 “ §	4,058,180	4,007,619
4.700% due 12/25/35 “ §	10,289,784	10,106,450
4.748% due 08/25/35 “ §	4,014,831	3,961,120
4.900% due 12/25/35 “ §	466,515	460,561
Commercial Mortgage Pass-Through Certificates
6.455% due 05/17/32 “	1,520,211	1,524,832
Countrywide Alternative Loan Trust
5.029% due 09/20/46 “ §	970,792	967,960
5.129% due 02/20/47 “ §	3,695,537	3,489,176
5.145% due 12/25/35 “ §	239,491	232,554
5.788% due 02/25/36 “ §	1,001,844	963,193
Countrywide Home Loan Mortgage Pass-Through Trust
3.780% due 11/19/33 “ §	632,406	618,068
4.855% due 04/20/35 “ §	19,733,254	19,695,983
5.135% due 05/25/34 “ §	51,874	51,871
5.185% due 03/25/35 “ §	274,938	260,792
5.205% due 06/25/35 ~ “ §	1,831,711	1,792,728

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
CS First Boston Mortgage Securities Corp
4.425% due 04/25/34 “ §	$16,640,326	$16,561,251
4.938% due 12/15/40 “	2,303,173	2,296,366
Deutsche ALT-A Securities Inc Alternate Loan Trust
4.945% due 03/25/37 “ §	2,230,119	2,208,980
4.955% due 08/25/37 “ §	3,410,558	3,379,176
4.965% due 10/25/36 “ §	2,135,506	2,130,847
Fannie Mae
4.669% due 05/25/35 “ §	7,900,000	7,968,008
4.925% due 12/25/36 - 07/25/37 “ § ±	14,148,540	13,647,450
5.000% due 07/25/19 “	1,881,966	1,880,545
5.015% due 08/25/34 “ §	1,377,665	1,357,055
Fannie Mae Whole Loan
5.215% due 05/25/42 “ §	722,897	711,745
5.950% due 02/25/44 “	2,256,999	2,273,102
First Horizon Alternative Mortgage Securities
4.719% due 06/25/34 “ §	2,340,691	2,319,055
5.303% due 09/25/34 “ §	1,379,991	1,374,330
First Horizon Asset Securities Inc
4.713% due 07/25/33 “ §	1,004,983	1,000,017
5.372% due 08/25/35 “ §	3,991,961	3,976,684
Freddie Mac
4.000% due 03/15/23 - 10/15/23 “ ±	2,061,335	2,050,336
4.500% due 02/15/17 - 05/15/17 “ ±	4,933,833	4,937,904
5.000% due 02/15/20 - 05/15/27 “ ±	23,376,432	23,502,903
5.178% due 07/15/19 - 10/15/20 “ § ±	74,109,727	73,824,536
5.258% due 02/15/19 “ §	76,473,575	76,098,082
5.378% due 12/15/30 “ §	1,141,363	1,140,991
5.500% due 05/15/16 - 03/15/17 “ ±	27,385,028	27,692,267
Freddie Mac Structured Pass-Through Securities
6.063% due 10/25/44 - 02/25/45 “ § ±	34,748,062	34,800,089
GE Capital Commercial Mortgage Corp
4.229% due 12/10/37 “	9,444,796	9,389,293
GMAC Commercial Mortgage Securities Inc
5.238% due 11/10/45 “ §	10,000,000	9,949,452
Greenpoint Mortgage Funding Trust
4.945% due 10/25/46 “ §	1,593,241	1,560,451
5.085% due 06/25/45 “ §	3,102,600	2,941,424
5.135% due 11/25/45 “ §	1,565,958	1,471,903
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 “	11,815,000	11,907,467
GS Mortgage Securities Corp II
5.340% due 03/06/20 ~ “ §	6,175,124	5,905,839
GSMPS Mortgage Loan Trust
7.000% due 06/25/43 ~ “	1,026,092	1,058,180
GSR Mortgage Loan Trust
4.539% due 09/25/35 “ §	5,498,352	5,457,450
Harborview Mortgage Loan Trust
4.610% due 04/19/34 “ §	17,873,479	17,787,985
5.095% due 04/19/38 “ §	2,551,732	2,389,404
5.055% due 01/19/38 “ §	881,493	871,153
5.185% due 05/19/35 “ §	663,853	628,229
5.205% due 03/19/37 “ §	7,950,565	7,471,463
Impac CMB Trust
5.865% due 07/25/33 “ §	755,288	751,806
Impac Secured Assets CMN Owner Trust
4.945% due 01/25/37 “ §	804,125	795,988
Imperial Savings Association
6.503% due 02/25/18 “ §	3,853	3,854
IndyMac Index Mortgage Loan Trust
4.955% due 11/25/46 “ §	2,007,964	1,958,236
5.047% due 12/25/34 “ §	2,760,644	2,732,172
JPMorgan Mortgage Trust
5.024% due 02/25/35 “ §	14,335,945	14,054,546
MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/34 “ §	9,441,040	9,346,022
5.021% due 12/25/33 “ §	7,052,549	7,022,427
Mellon Residential Funding Corp
5.378% due 11/15/31 “ §	2,708,266	2,635,645
5.468% due 12/15/30 “ §	1,592,377	1,561,345
Merrill Lynch Mortgage Investors Inc
4.562% due 02/25/34 “ §	12,229,627	12,101,196
5.075% due 02/25/36 “ §	10,188,253	9,836,727
6.781% due 02/25/33 “ §	11,746,366	11,704,970
MLCC Mortgage Investors Inc
4.250% due 10/25/35 “ §	20,253,118	19,750,287
5.115% due 11/25/35 “ §	4,759,609	4,602,764
5.865% due 10/25/35 “ §	2,803,880	2,755,227
Morgan Stanley Capital I
5.088% due 10/15/20 ~ “ §	9,710,081	9,493,696
NationsLink Funding Corp
5.593% due 11/10/30 “ §	182,910	182,592
Provident Funding Mortgage Loan Trust
3.799% due 08/25/33 “ §	8,555,756	8,543,487
Residential Accredit Loans Inc
5.165% due 08/25/35 “ §	973,780	920,285
Residential Funding Mortgage Securities I Inc
5.216% due 09/25/35 “ §	3,422,304	3,373,155
Ryland Mortgage Securities Corp
6.097% due 10/01/27 “ §	81,891	79,348
Securitized Asset Sales Inc
7.516% due 11/26/23 “ §	27,752	27,679
Sequoia Mortgage Trust
5.315% due 10/19/26 “ §	1,494,016	1,460,271
Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/34 “ §	1,673,393	1,663,609
5.537% due 08/25/35 “ §	2,088,993	2,074,402
6.188% due 01/25/35 “ §	891,684	865,080
Structured Asset Mortgage Investments Inc
4.935% due 08/25/36 “ §	1,278,590	1,263,799
4.965% due 04/25/37 “ §	2,716,760	2,676,486
4.995% due 03/25/37 “ §	300,114	283,597
5.055% due 06/25/36 “ §	756,120	713,995
5.215% due 07/19/35 “ §	12,274,212	11,564,557
5.295% due 10/19/34 “ §	872,921	856,967
Structured Asset Securities Corp
4.915% due 05/25/36 “ §	184,194	179,309
5.348% due 10/25/35 ~ “ §	1,603,836	1,589,339
7.131% due 01/25/32 “ §	28,154	28,082
TBW Mortgage-Backed Pass-Through Certificates
4.965% due 09/25/36 “ §	228,222	225,661
4.975% due 01/25/37 “ §	2,737,163	2,681,024
Thornburg Mortgage Securities Trust
4.975% due 04/25/36 - 12/25/36 “ § ±	2,297,277	2,252,122
4.985% due 08/25/36 “ §	5,868,540	5,596,319
Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/20 ~ “ §	18,418,535	18,502,616
5.118% due 09/15/21 ~ “ §	12,265,539	12,080,883
Washington Mutual Mortgage Pass-Through Certificates
4.208% due 06/25/33 “ §	4,110,144	4,085,729
5.125% due 11/25/45 “ §	1,382,726	1,306,287
5.155% due 08/25/45 - 10/25/45 “ § ±	8,765,000	8,247,661
5.405% due 12/25/27 “ §	757,952	725,188
5.483% due 02/27/34 “ §	1,669,265	1,635,232

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
5.788% due 02/25/46 - 08/25/46 “ §	$26,243,649	$25,733,786
5.733% due 07/25/46 “ §	4,306,671	4,114,035
5.988% due 11/25/42 “ §	252,042	244,328
5.733% due 11/25/46 “ §	835,228	824,170
Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/34 “ §	1,455,635	1,433,451
4.109% due 06/25/35 “ §	1,114,588	1,110,443
4.733% due 07/25/34 “ §	1,506,226	1,491,054
4.999% due 12/25/34 “ §	3,380,472	3,333,253

		892,657,444

Fannie Mae - 28.70%

4.186% due 11/01/34 “ §	14,965,511	14,996,617
4.653% due 05/01/35 “ §	230,724	229,316
4.678% due 01/01/35 “ §	1,585,556	1,580,125
4.774% due 11/01/35 “ §	1,183,745	1,191,270
5.000% due 05/01/36 - 03/01/37 “ ±	31,911,586	31,151,900
5.500% due 04/01/33 - 01/14/38 “ ±	909,200,884	908,197,379
5.609% due 03/01/18 - 07/01/26 “ § ±	518,400	519,134
5.633% due 08/01/17 “ §	571,383	569,467
6.000% due 08/01/17 - 12/01/37 “ ±	381,026,383	387,563,204
6.063% due 03/01/44 - 10/01/44 “ § ±	15,797,468	15,825,302
6.064% due 09/01/44 “ §	496,846	499,484
6.900% due 09/01/09 “	988,058	1,016,068
6.941% due 01/01/25 “ §	79,813	80,783
7.093% due 12/01/22 “ §	43,154	43,975

		1,363,464,024

Freddie Mac - 9.99%

4.500% due 04/01/22 “	975,691	959,113
4.539% due 01/01/34 “ §	1,579,570	1,609,596
5.000% due 07/01/37 “	661,373	645,046
5.500% due 12/01/36 - 11/01/37 “ ±	41,967,172	41,890,748
5.538% due 08/01/36 “ §	3,310,759	3,337,111
6.000% due 02/01/31 - 11/01/37 “ ±	389,744,870	395,648,286
6.700% due 09/01/36 “ §	14,403,516	14,704,048
6.757% due 07/01/36 “ §	15,454,838	15,792,136

		474,586,084

Government National Mortgage Association - 1.61%

5.500% due 01/15/37 - 07/15/37 “ ±	16,916,074	17,043,570
5.625% due 09/20/22 - 07/20/25 “ § ±	223,252	224,456
6.000% due 06/15/29 - 09/15/37 “ ±	21,510,550	22,029,999
6.125% due 10/20/24 - 12/20/26 “ § ±	99,103	100,512
6.375% due 05/20/23 - 01/20/27 “ § ±	170,046	172,564
6.500% due 04/15/35 - 09/15/37 “ ±	36,091,283	37,284,727

		76,855,828

Total Mortgage-Backed Securities (Cost$2,788,190,072)		2,807,563,380

ASSET-BACKED SECURITIES - 6.47%

Aames Mortgage Investment Trust
4.925% due 04/25/36 “ §	38,076	37,997
ACE Securities Corp
4.915% due 07/25/36 “ §	896,692	881,692
4.915% due 12/25/36 “ §	891,386	865,809
American Express Credit Account Master Trust
5.028% due 01/18/11 “ §	2,300,000	2,299,690
5.138% due 09/15/10 “ §	4,000,000	4,001,057
Amortizing Residential Collateral Trust
5.155% due 07/25/32 “ §	125,612	122,815
Argent Securities Inc
4.915% due 10/25/36 “ §	2,279,472	2,234,951
4.935% due 04/25/36 “ §	359,980	359,224
4.945% due 03/25/36 “ §	240,093	239,693
Asset-Backed Funding Certificates
4.925% due 11/25/36 “ §	362,754	356,989
4.925% due 01/25/37 “ §	1,054,593	1,025,263
5.215% due 06/25/34 “ §	2,438,546	2,078,099
Asset-Backed Securities Corp Home Equity
4.915% due 11/25/36 “ §	250,296	246,555
4.945% due 05/25/37 “ §	1,663,424	1,619,132
Bank One Issuance Trust
5.138% due 12/15/10 “ §	1,700,000	1,699,470
Bear Stearns Asset-Backed Securities Trust
4.915% due 01/25/32 “ §	246,730	242,133
4.975% due 11/25/36 “ §	2,351,845	2,244,542
5.065% due 09/25/34 “ §	457,159	456,081
5.195% due 10/25/32 “ §	164,599	161,049
5.195% due 01/25/36 “ §	248,097	243,249
5.865% due 10/25/37 “ §	4,067,894	3,911,537
Centex Home Equity Co LLC
4.915% due 06/25/36 “ §	1,041,821	1,037,920
Chase Credit Card Master Trust
5.138% due 10/15/10 “ §	2,134,000	2,134,705
5.138% due 02/15/11 “ §	3,200,000	3,199,745
5.198% due 09/15/11 “ §	19,500,000	19,493,140
Chase Issuance Trust
5.038% due 12/15/10 “ §	1,000,000	999,531
Citibank Credit Card Issuance Trust
5.045% due 02/07/10 “ §	1,100,000	1,100,296
5.343% due 01/15/10 “ §	1,200,000	1,200,289
Citigroup Mortgage Loan Trust Inc
4.905% due 12/25/36 “ §	2,020,861	1,962,788
4.915% due 11/25/36 “ §	604,754	600,212
4.925% due 01/25/37 “ §	287,486	282,369
4.935% due 01/25/37 “ §	4,058,261	3,928,271
4.945% due 01/25/37 “ §	4,212,215	4,005,405
Countrywide Asset-Backed Certificates
4.895% due 01/25/46 “ §	2,388,539	2,349,353
4.915% due 05/25/28 “ §	5,497,107	5,423,438
4.915% due 06/25/28 “ §	732,161	714,802
4.915% due 01/25/37 “ §	1,219,247	1,204,197
4.915% due 03/25/37 “ §	4,023,627	3,938,125
4.915% due 07/25/37 “ §	1,603,982	1,553,429
4.925% due 09/25/46 “ §	889,142	879,161
4.935% due 07/25/36 “ §	347,069	345,556
4.945% due 10/25/37 “ §	1,626,121	1,597,527
4.965% due 08/25/37 “ §	11,800,000	10,746,618
4.965% due 09/25/47 “ §	6,595,733	6,409,645
4.975% due 10/25/46 “ §	3,886,190	3,829,113
4.995% due 07/25/36 “ §	123,477	123,314
5.055% due 06/25/36 “ §	2,400,000	2,313,958
Credit-Based Asset Servicing & Securitization LLC
4.955% due 12/25/37 ~ “ §	2,094,344	2,043,621
5.055% due 01/25/37 “ §	1,079,571	1,036,983

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Equity One Asset-Backed Securities Inc
5.165% due 04/25/34 “ §	$511,658	$472,910
First Franklin Mortgage Loan Asset-Backed Certificates
4.905% due 09/25/36 “ §	2,289,959	2,250,856
4.915% due 11/25/36 “ §	5,032,233	4,828,584
4.915% due 12/25/36 “ §	520,444	508,277
4.955% due 01/25/36 “ §	943,455	938,779
5.235% due 12/25/34 “ §	182,190	178,860
First USA Credit Card Master Trust
5.156% due 04/18/11 “ §	13,600,000	13,606,449
Ford Credit Auto Owner Trust
4.360% due 06/15/10 “	2,000,000	1,995,296
Freddie Mac Structured Pass-Through Securities
5.125% due 08/25/31 “ §	456,627	457,155
Fremont Home Loan Trust
4.915% due 10/25/36 “ §	330,508	326,471
5.035% due 01/25/36 “ §	279,798	279,301
GSAA Trust
4.975% due 06/25/35 “ §	501,615	500,832
GSAMP Trust
4.935% due 10/25/36 “ §	151,506	142,741
5.155% due 03/25/34 “ §	650,903	648,796
HFC Home Equity Loan Asset-Backed Certificates
5.259% due 01/20/35 “ §	727,033	705,991
Home Equity Asset Trust
4.925% due 05/25/37 “ §	391,170	372,152
4.945% due 05/25/36 ~ “ §	504,955	500,747
Honda Auto Receivables Owner Trust
5.326% due 06/23/08 “	1,145,555	1,145,555
HSI Asset Securitization Corp Trust
4.915% due 10/25/36 “ §	487,869	465,800
4.915% due 12/25/36 “ §	4,449,884	4,286,489
4.945% due 12/25/35 “ §	626,888	621,658
IndyMac Residential Asset-Backed Trust
4.915% due 11/25/36 “ §	680,964	672,434
4.955% due 03/25/36 “ §	593,013	591,750
JPMorgan Mortgage Acquisition Corp
4.905% due 08/25/36 “ §	374,303	368,116
4.915% due 07/25/36 “ §	951,888	926,158
4.915% due 08/25/36 “ §	2,081,320	2,045,866
4.925% due 04/01/37 “ §	514,947	498,413
4.935% due 11/25/36 “ §	524,034	514,782
5.075% due 06/25/35 “ §	11,958	11,954
Lehman XS Trust
4.935% due 05/25/46 “ §	864,070	852,189
4.945% due 04/25/46 “ §	1,747,338	1,737,832
4.945% due 07/25/46 “ §	1,208,406	1,198,508
4.945% due 11/25/46 “ §	2,485,146	2,379,972
Long Beach Mortgage Loan Trust
4.895% due 06/25/36 “ §	64,943	64,629
4.905% due 11/25/36 “ §	372,819	366,510
4.925% due 04/25/36 “ §	83,091	82,921
5.045% due 08/25/35 “ §	355,853	350,175
MASTR Asset-Backed Mortgages Securities Trust
4.925% due 09/25/36 “ §	61,091	60,700
MBNA Credit Card Master Note Trust
5.128% due 12/15/11 “ §	400,000	399,357
5.148% due 08/16/10 “ §	4,800,000	4,801,655
MBNA Master Credit Card Trust
5.388% due 09/15/10 “ §	2,475,000	2,476,212
Merrill Lynch First Franklin Mortgage Loan Trust
4.925% due 07/25/37 “ §	1,846,540	1,783,227
Merrill Lynch Mortgage Investors Inc
4.895% due 06/25/37 “ §	657,099	649,680
4.915% due 05/25/37 “ §	1,614,482	1,592,482
4.935% due 08/25/36 “ §	4,573,737	4,502,916
4.935% due 07/25/37 “ §	1,527,795	1,485,187
Morgan Stanley Asset-Backed Securities Capital I
4.895% due 06/25/36 “ §	95,892	94,581
4.905% due 06/25/36 “ §	161,231	159,038
4.905% due 07/25/36 “ §	5,265,764	5,169,500
4.905% due 10/25/36 “ §	1,421,398	1,402,277
4.905% due 01/25/37 “ §	2,726,148	2,673,198
4.915% due 09/25/36 “ §	1,380,084	1,344,391
4.915% due 10/25/36 “ §	881,832	842,857
4.915% due 11/25/36 “ §	338,650	333,761
Morgan Stanley IXIS Real Estate Capital Trust
4.915% due 11/25/36 “ §	283,858	276,193
Nationstar Home Equity Loan Trust
4.925% due 06/25/37 “ §	602,940	586,642
4.985% due 04/25/37 “ §	10,030,538	9,723,090
Nelnet Student Loan Trust
5.174% due 07/25/16 “ §	517,179	517,611
5.174% due 10/25/16 “ §	176,282	176,348
New Century Home Equity Loan Trust
5.045% due 05/25/36 “ §	2,100,000	2,024,784
Newcastle Mortgage Securities Trust
4.935% due 03/25/36 “ §	269,476	267,468
Nomura Asset Acceptance Corp
5.005% due 01/25/36 ~ “ §	436,425	412,263
Option One Mortgage Loan Trust
4.905% due 02/25/37 “ §	210,023	203,204
4.915% due 07/25/36 “ §	120,984	119,916
Park Place Securities Inc
5.125% due 09/25/35 “ §	119,148	116,899
Popular ABS Mortgage Pass-Through Trust
4.955% due 06/25/47 “ §	7,433,715	7,262,970
Renaissance Home Equity Loan Trust
5.245% due 12/25/32 “ §	270,749	263,733
Residential Asset Mortgage Products Inc
4.935% due 11/25/36 “ §	488,711	480,326
4.935% due 02/25/37 “ §	1,742,307	1,690,584
Residential Asset Securities Corp
4.905% due 06/25/36 “ §	1,571,207	1,549,353
4.925% due 01/25/37 “ §	1,815,194	1,756,768
4.935% due 03/25/36 “ §	24,840	24,808
4.935% due 04/25/36 “ §	49,248	49,130
4.935% due 11/25/36 “ §	4,168,259	4,073,719
Residential Funding Mortgage Securities II Inc
4.975% due 02/25/36 “ §	560,057	554,757
Saxon Asset Securities Trust
5.135% due 01/25/32 “ §	240,042	239,389
Securitized Asset-Backed Receivables LLC Trust
4.905% due 01/25/37 “ §	2,235,309	2,165,674
4.915% due 09/25/36 “ §	489,065	474,023
4.995% due 05/25/37 “ §	6,946,386	6,864,577
SLC Student Loan Trust
4.849% due 02/15/15 “ §	9,395,248	9,330,656
SLM Student Loan Trust
3.800% due 12/15/38 ~ “	3,200,000	3,136,975
5.054% due 04/25/12 “ §	108,477	108,511
5.064% due 04/25/14 “ §	2,388,357	2,385,663
5.074% due 10/25/18 “ §	3,615,215	3,582,454
5.084% due 04/25/17 “ §	10,205,842	10,150,026
5.094% due 04/27/15 “ §	796,540	796,557
Small Business Administration Participation Certificates
4.880% due 11/01/24 “	11,963,703	11,970,918
5.290% due 12/01/27 “	7,400,000	7,490,401
Soundview Home Equity Loan Trust
4.905% due 11/25/36 “ §	731,866	726,862
4.915% due 10/25/36 “ §	1,580,298	1,553,138
4.925% due 11/25/36 ~ “ §	1,090,084	1,063,683

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
4.945% due 06/25/37 “ §	$2,759,393	$2,633,944
4.965% due 10/25/36 “ §	438,538	432,478
Specialty Underwriting & Residential Finance
4.895% due 06/25/37 “ §	158,520	156,143
4.910% due 11/25/37 “ §	211,460	206,239
4.925% due 01/25/38 “ §	430,590	419,410
Structured Asset Investment Loan Trust
4.915% due 07/25/36 “ §	231,617	227,155
Structured Asset Securities Corp
4.900% due 04/25/35 “ §	3,475,301	3,396,689
4.915% due 10/25/36 “ §	2,486,271	2,442,620
4.975% due 04/25/36 “ §	14,900,000	14,701,414
4.995% due 12/25/35 ~ “ §	374,420	373,996
Truman Capital Mortgage Loan Trust
5.205% due 01/25/34 ~ “ §	114,296	112,475
USAA Auto Owner Trust
5.337% due 07/11/08 “	411,765	412,154
Wachovia Auto Owner Trust
5.340% due 07/18/08 “	529,519	529,519

Total Asset-Backed Securities (Cost $313,525,544)		307,661,774

U.S. GOVERNMENT AGENCY ISSUES - 1.21%

Freddie Mac
5.300% due 01/09/12	50,000,000	50,562,500
Small Business Administration
4.504% due 02/01/14	6,832,462	6,630,640

Total U.S. Government Agency Issues (Cost $56,822,151)		57,193,140

U.S. TREASURY OBLIGATIONS - 99.86%

U.S. Treasury Inflation Protected Securities - 96.20%

0.875% due 04/15/10 ^	342,351,387	341,201,091
1.625% due 01/15/15 ^	249,155,464	248,552,849
1.875% due 07/15/13 ^	176,310,433	180,530,257
1.875% due 07/15/15 ^	179,336,440	181,711,347
2.000% due 04/15/12 ^	151,990,848	157,185,687
2.000% due 01/15/14 ^	229,499,068	236,803,410
2.000% due 07/15/14 ^	209,582,400	215,248,461
2.000% due 01/15/16 ^	130,330,894	133,628,170
2.000% due 01/15/26 ^	323,656,818	321,850,427
2.375% due 04/15/11 ^	4,763,205	4,933,439
2.375% due 01/15/17 ^	134,262,988	141,419,655
2.375% due 01/15/25 ^	410,803,800	428,054,605
2.375% due 01/15/27 ^	263,315,927	277,952,049
2.500% due 07/15/16 ^	157,015,977	166,404,810
3.000% due 07/15/12 ^	458,519,400	495,385,628
3.375% due 04/15/32 ^	14,916,762	18,934,867
3.500% due 01/15/11 ^	69,772,692	74,527,316
3.625% due 04/15/28 ^	198,847,152	249,727,054
3.875% due 01/15/09 ^	258,906,268	264,924,922
3.875% due 04/15/29 ^	260,445,475	341,656,765
4.250% due 01/15/10 ^	85,804,110	91,247,448

		4,571,880,257

U.S. Treasury Notes - 3.66%

3.375% due 11/30/12	50,000,000	49,847,700
4.625% due 02/29/12	118,200,000	124,073,119

		173,920,819

Total U.S. Treasury Obligations (Cost $4,726,145,813)		4,745,801,076

FOREIGN GOVERNMENT BONDS & NOTES - 2.71%

Canadian Government Bond (Canada)
3.000% due 12/01/36 ^	CAD 1,842,256	2,316,470
France Government Bond OAT (France)
3.000% due 07/25/12 ^	EUR 2,820,325	4,311,508
Japanese Government CPI Linked Bond (Japan)
0.800% due 12/10/15 ^	JPY 2,874,300,000	25,463,317
1.100% due 12/10/16 ^	3,880,000,000	34,944,034
1.200% due 06/10/17 ^	4,667,040,000	42,129,274
Republic of Austria (Austria)
5.500% due 01/15/10	EUR 1,000,000	1,502,445
United Kingdom Gilt Inflation Linked Bond (United Kingdom)
2.500% due 05/20/09 ^	GBP 3,400,000	17,935,345

Total Foreign Government Bonds & Notes (Cost $120,654,223)		128,602,393

MUNICIPAL BONDS - 0.35%

Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.750% due 06/01/34	$650,000	618,657
5.875% due 06/01/47	600,000	573,036
6.000% due 06/01/42	3,600,000	3,527,928
California County Tobacco Securitization Agency
5.625% due 06/01/23	555,000	555,511
City of Chicago IL ‘A’
4.750% due 01/01/30 ♦	900,000	911,340
4.750% due 01/01/36 ♦	600,000	605,958
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	300,000	252,276
5.750% due 06/01/47	200,000	186,780
New York City Municipal Water Finance Authority ‘A’
5.000% due 06/15/38	3,300,000	3,430,911
New York City Municipal Water Finance Authority ‘D’
4.750% due 06/15/38 ♦	1,000,000	1,008,207
Tobacco Settlement Authority IA ‘B’
5.300% due 06/01/25	640,000	679,213
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	4,600,000	4,423,590

Total Municipal Bonds (Cost $16,570,502)		16,773,407

PURCHASED OPTIONS - 0.25% (See Note (h) to Notes to Schedule of Investments) (Cost $7,192,937)		11,983,682

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 17.76%

Certificates of Deposit - 4.46%

Abbey National Treasury Services PLC (United Kingdom)
5.175% due 07/02/08 §	$24,300,000	$24,307,727
Calyon New York
5.204% due 01/16/09 §	10,600,000	10,587,121
Citibank NA
4.770% due 01/29/08 §	84,400,000	84,400,000
Dexia Credit Local SA NY
4.795% due 09/29/08 §	3,400,000	3,401,108
Fortis Bank NY
4.780% due 09/30/08 §	3,400,000	3,393,224
4.790% due 06/30/08 §	2,300,000	2,297,994
4.800% due 04/28/08 §	2,000,000	1,999,376
Nordea Bank (Finland)
5.188% due 12/01/08 §	20,600,000	20,580,780
4.788% due 03/31/08 §	1,000,000	999,800
4.991% due 05/28/08 §	12,500,000	12,503,525
5.230% due 04/09/09 §	17,900,000	17,883,747
Skandinaviska Enskilda Banken NY
4.869% due 02/13/09 §	900,000	899,192
5.216% due 02/04/08 §	2,100,000	2,099,820
Societe Generale NY
4.815% due 03/26/08 §	5,900,000	5,901,180
The Royal Bank of Scotland NY
4.810% due 03/26/08 §	5,900,000	5,898,277
UniCredito Italiano NY
4.855% due 05/06/08 §	3,800,000	3,797,678
5.062% due 05/29/08 §	11,000,000	10,998,779

		211,949,328

Commercial Paper - 10.45%

Bank of Scotland PLC (United Kingdom)
4.875% due 03/17/08	33,500,000	33,155,229
4.970% due 03/18/08	100,000,000	98,936,972
Citibank (Palisades) Omni Master Trust
5.900% due 01/25/08	23,800,000	23,706,387
5.940% due 02/01/08	2,000,000	1,989,770
5.940% due 02/04/08	48,200,000	47,929,598
Danske Corp
4.970% due 01/22/08	52,000,000	51,849,243
Fortis Funding LLC
4.000% due 01/02/08	52,600,000	52,594,156
Intesa Funding LLC
4.950% due 01/04/08	75,000,000	74,969,062
Nordea North America Inc
4.720% due 02/08/08	2,500,000	2,487,544
San Paolo IMI U.S. Financial Co
4.900% due 01/31/08	34,985,000	34,842,145
Swedbank AB (Sweden)
4.800% due 01/10/08	11,000,000	10,986,800
4.800% due 01/11/08	37,400,000	37,350,133
4.920% due 03/18/08	26,200,000	25,924,289

		496,721,328

U.S. Treasury Bills - 2.53%

2.750% due 02/28/08 Ω	6,230,000	6,200,657
2.820% due 02/28/08 Ω	18,105,000	18,019,726
2.830% due 02/28/08 Ω	495,000	492,669
2.850% due 02/28/08 Ω	28,627,000	28,492,167
2.880% due 02/28/08 Ω	18,860,000	18,771,169
2.890% due 02/28/08 ‡	200,000	199,058
2.925% due 02/28/08 Ω ☐	10,350,000	10,301,252
2.945% due 02/28/08 ☐	500,000	497,645
2.950% due 02/28/08	500,000	497,645
2.971% due 02/28/08 ‡	600,000	597,174
3.058% due 02/28/08 ☐	1,110,000	1,104,772
3.071% due 02/28/08	500,000	497,645
3.100% due 03/13/08 Ω ‡ ☐	32,630,000	32,432,764
3.200% due 02/28/08 ☐	2,045,000	2,035,368

		120,139,711

Time Deposit - 0.32%

State Street Bank
3.850% due 01/02/08	15,100,000	15,100,000

Total Short-Term Investments (Cost $843,952,006)		843,910,367

TOTAL INVESTMENTS - 199.84% (Cost $9,449,709,411)		9,497,053,681

OTHER ASSETS & LIABILITIES, NET - (99.84%)		(4,744,625,107)

NET ASSETS - 100.00%		$4,752,428,574

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	99.86%
Mortgage-Backed Securities	59.08%
Short-Term Investments	17.76%
Corporate Bonds & Notes	11.16%
Asset-Backed Securities	6.47%
Foreign Government Bonds & Notes	2.71%
U.S. Government Agency Issues	1.21%
Senior Loan Notes	0.61%
Convertible Corporate Bonds	0.38%
Municipal Bonds	0.35%
Purchased Options	0.25%

199.84%
Other Assets & Liabilities, Net	(99.84%)

100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	85.09%
A-1 (Short-Term Debt only)	1.15%
AA	2.47%
A	1.44%
BBB	1.29%
BB	0.81%
B	0.22%
Not Rated	7.53%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	2.99% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(e)	Investments sold short outstanding as of December 31, 2007:

	Principal
Description	Amount	Value

Fannie Mae
5.000% due 01/14/38	$32,400,000	$31,615,304
6.000% due 01/17/23	66,400,000	67,945,858
6.000% due 01/14/38	97,618,000	99,128,053
Freddie Mac
4.500% due 01/14/38	1,000,000	975,781
5.000% due 01/14/38	1,000,000	983,750
5.500% due 01/14/38	15,600,000	15,568,316
6.000% due 01/14/38	396,500,000	402,385,646
Government National Mortgage Association
5.500% due 01/22/38	17,000,000	17,124,848
6.000% due 01/22/38	22,000,000	22,525,932
6.500% due 01/22/38	38,300,000	39,563,900
U.S. Treasury Bonds
4.750% due 02/15/37	16,800,000	17,587,517
U.S. Treasury Inflation Protected Securities
2.625% due 07/15/17	17,844,640	19,259,666
U.S. Treasury Notes
3.625% due 05/15/13	2,200,000	2,215,814
4.125% due 08/31/12	46,900,000	48,303,342
4.250% due 11/15/13	52,600,000	54,551,986
4.250% due 08/15/14	1,800,000	1,861,735
4.500% due 02/15/16	11,200,000	11,661,126
4.750% due 08/15/17	37,300,000	39,406,891
4.875% due 08/15/16	25,000,000	26,628,925

Total Investments sold short (Proceeds $917,107,581)		$919,294,390

(f)	Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

				Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	BRL	24,978,543	03/08	$858,005
Buy	BRL	8,848,790	07/08	(32,378)
Buy	BRL	211,033,849	07/08	4,624,956
Sell	CAD	449,000	01/08	(10,127)
Sell	CHF	4,140,000	03/08	19,681
Buy	CNY	288,139,473	01/08	905,771
Sell	CNY	288,139,473	01/08	(464,226)
Buy	CNY	143,900,302	03/08	315,842
Sell	CNY	143,900,302	03/08	(272,813)
Buy	CNY	237,059,211	03/09	2,072,206
Sell	CNY	237,059,211	03/09	(1,663,350)
Buy	EUR	472,000	01/08	(4,657)
Sell	EUR	2,100,000	01/08	(52,752)
Sell	EUR	30,335,000	01/08	69,350
Sell	GBP	45,821,000	01/08	1,169,698
Buy	JPY	8,868,345,483	02/08	312,608
Sell	JPY	21,743,979,000	02/08	213,149
Buy	KRW	2,666,087,000	01/08	(56,092)
Buy	KRW	12,880,839,250	05/08	48,469
Buy	MXN	452,836,111	03/08	(171,055)
Buy	MXN	21,245,778	03/08	23,672
Sell	MXN	579,436,160	03/08	271,135
Buy	MXN	744,885,756	07/08	735,547
Buy	MYR	17,939,558	05/08	145,181
Buy	PLN	48,777,370	07/08	1,705,003
Buy	RUB	540,890,425	01/08	887,962
Sell	RUB	310,951,405	01/08	(218,658)
Sell	RUB	229,939,020	01/08	41,856
Buy	RUB	90,484,500	07/08	94,816
Buy	RUB	7,051,000	11/08	1,550
Buy	RUB	229,939,020	11/08	(45,174)
Buy	SGD	1,020,720	02/08	25,877
Buy	SGD	24,853,571	05/08	711,971

				$12,263,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(g)	Securities with an approximate aggregate market value of $4,945,854 and the cash amount of $20,000,000 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

			Net
			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

3-Month Euribor (12/08)	1,548	EUR 1,548,000,000	$1,025,685
3-Month Euribor (03/09)	293	293,000,000	395,022
3-Month Euribor (06/09)	293	293,000,000	444,908
3-Month Euribor Put Options Strike @ EUR 93.25 (03/09)	550	550,000,000	(9,238)
Eurodollar (03/08)	56	$56,000,000	106,400
Eurodollar (06/08)	1,381	1,381,000,000	3,319,469
Eurodollar (09/08)	182	182,000,000	684,775
Eurodollar (12/08)	1,357	1,357,000,000	3,642,644
Eurodollar (03/09)	3,750	3,750,000,000	10,979,579
Eurodollar (06/09)	1,431	1,431,000,000	4,374,534
Eurodollar (09/09)	1,134	1,134,000,000	3,008,711
Japanese Government 10-Year Bonds (03/08)	28	JPY 2,800,000,000	179,367
United Kingdom 90-Day LIBOR Put Options Strike @ GBP93.00 (03/08)	806	GBP 403,000,000	(10,967)
United Kingdom 90-Day LIBOR Put Options Strike @ GBP93.13 (03/08)	981	490,500,000	(14,839)
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/08)	977	488,500,000	(26,808)
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/08)	810	405,000,000	518,439
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/08)	1,157	578,500,000	1,398,763
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/08)	230	115,000,000	148,666
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/09)	153	76,500,000	117,969
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/09)	235	117,500,000	169,336

Short Futures Outstanding
3-Month Euribor (09/08)	121	EUR 121,000,000	82,255
Euro-Bund 10-Year Notes (03/08)	478	47,800,000	2,700,526
U.S. Treasury 5-Year Notes (03/08)	2,940	$294,000,000	(1,405,465)
U.S. Treasury 10-Year Notes (03/08)	1,322	132,200,000	114,168
U.S. Treasury 30-Year Bonds (03/08)	4,041	404,100,000	2,909,342

			$34,853,241

(h)	Purchased options outstanding as of December 31, 2007 were as follows:
Interest Rate Swaptions

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Description	USD-LIBOR	Rate	Date	Amount	Cost	Value

Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	03/31/08	$119,000,000	$666,400	$2,433,550
Royal Bank of Scotland	Call — OTC 2-Year Interest Rate Swap ▼	Pay	4.750%	09/26/08	25,900,000	130,795	549,106

						$797,195	$2,982,656

Options on Securities

				Expiration	Notional
Counterparty	Description	Strike Price	Date	Amount	Cost	Value

Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 2.375% due 01/15/27 ▼	$93.00	01/22/08	$250,000,000	$19,531	$—
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 0.875% due 04/15/10 ▼	96.00	01/22/08	325,000,000	25,391	3
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 3.000% due 07/15/12 ▼	103.00	01/22/08	450,000,000	35,156	5
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 1.625% due 01/15/15 ▼	82.50	01/31/08	225,000,000	52,734	—
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 1.875% due 07/15/15 ▼	83.00	01/31/08	90,000,000	21,094	1
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 2.000% due 01/15/14 ▼	86.50	01/31/08	200,000,000	46,875	—
Royal Bank of Scotland	Call — OTC Freddie Mac 6.000% due 02/12/38 ▼	104.00	02/05/08	264,424,000	30,985	264
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 2.000% due 01/15/26 ▼	70.50	02/14/08	300,000,000	70,313	3
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 3.875% due 04/15/29 ▼	93.00	02/14/08	130,000,000	30,469	1
Morgan Stanley	Put — OTC U.S. Treasury Inflation Protected Securities 1.875% due 07/15/15 ▼	88.50	02/21/08	50,000,000	11,719	—
Merrill Lynch	Put — OTC U.S. Treasury Inflation Protected Securities 2.375% due 01/15/25 ▼	70.00	03/05/08	400,000,000	93,750	5
Credit Suisse	Put — OTC Fannie Mae 5.500% due 03/12/38 ▼	89.00	03/05/08	411,500,000	48,222	1,646

					$486,239	$1,928

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

Foreign Currency Options

			Expiration	Notional
Counterparty	Description	Exercise Price	Date	Amount	Cost	Value

J. Aron	Call — OTC Japanese yen versus U.S. dollar ▼	JPY 118.15	06/23/08	$40,800,000	$1,074,060	$147,818
J. Aron	Put — OTC Japanese yen versus U.S. dollar ▼	118.15	06/23/08	40,800,000	1,074,060	3,286,440
Royal Bank of Scotland	Call — OTC U.S. dollar versus Euro ▼	$1.35	06/26/08	EUR 19,200,000	604,212	2,153,694
Royal Bank of Scotland	Put — OTC U.S. dollar versus Euro ▼	1.35	06/26/08	19,200,000	604,212	151,782
Goldman Sachs	Call — OTC Japanese yen versus U.S. dollar ▼	JPY 111.00	12/01/08	$13,000,000	235,300	275,093
Morgan Stanley	Call — OTC U.S. dollar versus Euro ▼	$1.39	07/08/10	EUR 21,000,000	1,106,348	1,920,694
Morgan Stanley	Put — OTC U.S. dollar versus Euro ▼	1.39	07/08/10	21,000,000	1,106,348	979,582

					$5,804,540	$8,915,103

Options on Exchange-Traded Futures Contracts

			Expiration	Number of
Counterparty	Description	Exercise Price	Date	Contracts	Cost	Value

Citigroup	Call — CBOT U.S Treasury 30-Year Bond Futures	$138.00	01/25/08	2,198	$41,487	$34,344
Citigroup	Call — CBOT U.S. Treasury 5-Year Note Futures	124.00	02/22/08	2,460	46,433	38,438
Merrill Lynch	Put — CME Eurodollar Futures (03/08)	91.75	03/17/08	1,760	16,720	11,000
Merrill Lynch	Put — CME Eurodollar Futures (03/08)	92.00	03/17/08	34	323	213

					$104,963	$83,995

(i)	Transactions in written options for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2006	293,200,176	$1,748,693
Call Options Written	316,005,732	9,680,989
Put Options Written	332,403,606	9,106,933
Call Options Expired	(302)	(130,862)
Call Options Repurchased	(183,104,507)	(2,371,267)
Put Options Repurchased	(186,502,381)	(1,443,886)

Outstanding, December 31, 2007	572,002,324	$16,590,600

(j)	Premiums received and value of written options outstanding as of December 31, 2007:
Interest Rate Swaptions

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Description	USD-LIBOR	Rate	Date	Amount	Premium	Value

Royal Bank of Scotland	Call — OTC 5-Yr Interest Rate Swap ▼	Receive	4.950%	03/31/08	$52,000,000	$639,600	$1,936,376
Barclays	Put — OTC 10-Yr Interest Rate Swap ▼	Pay	5.250%	09/15/08	26,000,000	692,250	350,833
Barclays	Call — OTC 10-Yr Interest Rate Swap ▼	Receive	5.250%	09/15/08	26,000,000	692,250	1,382,710
Goldman Sachs	Put — OTC 10-Yr Interest Rate Swap ▼	Pay	5.250%	09/15/08	51,700,000	1,251,140	697,618
Goldman Sachs	Call — OTC 10-Yr Interest Rate Swap ▼	Receive	5.250%	09/15/08	51,700,000	1,297,670	2,749,465
Royal Bank of Scotland	Put — OTC 10-Yr Interest Rate Swap ▼	Pay	5.250%	09/15/08	37,000,000	895,400	499,262
Royal Bank of Scotland	Call — OTC 10-Yr Interest Rate Swap ▼	Receive	5.250%	09/15/08	37,000,000	928,700	1,967,702
Royal Bank of Scotland	Call — OTC 5-Yr Interest Rate Swap ▼	Receive	4.950%	09/26/08	11,000,000	124,300	407,495
Goldman Sachs	Put — OTC 7-Yr Interest Rate Swap ▼	Pay	5.365%	09/20/10	25,000,000	803,750	693,447
Goldman Sachs	Call — OTC 7-Yr Interest Rate Swap ▼	Receive	5.365%	09/20/10	25,000,000	803,750	1,154,688
Lehman	Put — OTC 7-Yr Interest Rate Swap ▼	Pay	5.365%	09/20/10	48,000,000	1,804,800	1,331,418
Lehman	Call — OTC 7-Yr Interest Rate Swap ▼	Receive	5.365%	09/20/10	48,000,000	1,308,000	2,217,000
Royal Bank of Scotland	Put — OTC 7-Yr Interest Rate Swap ▼	Pay	5.365%	09/20/10	25,000,000	786,125	693,447
Royal Bank of Scotland	Call — OTC 7-Yr Interest Rate Swap ▼	Receive	5.365%	09/20/10	25,000,000	786,125	1,154,688
Citigroup	Put — OTC 30-Yr Interest Rate Swap ▼	Pay	5.670%	08/07/08	12,900,000	544,380	202,964
Citigroup	Call — OTC 30-Yr Interest Rate Swap ▼	Receive	5.670%	08/07/08	12,900,000	539,220	1,427,050
Bank of America	Put — OTC 30-Yr Interest Rate Swap ▼	Pay	5.670%	08/07/08	10,300,000	375,950	162,057
Bank of America	Call — OTC 30-Yr Interest Rate Swap ▼	Receive	5.670%	08/07/08	10,300,000	496,975	109,427

						$14,770,385	$19,137,647

Options on Exchange-Traded Futures Contracts

		Exercise	Expiration	Number of
Counterparty	Description	Price	Date	Contracts	Premium	Value

Citigroup	Put — CBOT U.S. Treasury 10-Year Note Futures (02/08)	$106.00	02/22/08	1,011	$433,967	$15,797
Citigroup	Call — CBOT U.S. Treasury 10-Year Note Futures (02/08)	111.00	02/22/08	1,313	464,826	3,733,843

					$898,793	$3,749,640

Foreign Currency Options

			Expiration	Notional
Counterparty	Description	Exercise Price	Date	Amount	Premium	Value

BNP Paribas	Call — OTC Japanese yen versus U.S. dollar ▼	JPY 118.15	06/23/08	$12,100,000	$151,478	$43,838
BNP Paribas	Put — OTC Japanese yen versus U.S. dollar ▼	118.15	06/23/08	12,100,000	554,794	974,655
Goldman Sachs	Put — OTC Japanese yen versus U.S. dollar ▼	100.00	12/01/08	13,000,000	215,150	185,276

					$921,422	$1,203,769

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

(k)	Securities with an approximate aggregate market value of $32,312,215 were pledged as collateral for swap contracts as of December 31, 2007.

(l)	Swap agreements outstanding as of December 31, 2007 were as follows:
Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

HSBC	Russian Federation 7.500% due 03/31/30 ▼	Sell	0.240%	02/20/08	$5,000,000	($1,742)
Citigroup	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.110%	06/20/08	8,800,000	(26,833)
Barclays	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	1.400%	09/20/08	4,600,000	(205,015)
Goldman Sachs	Ford Motor Credit Corp 7.000% due 10/01/13 ▼	Sell	1.400%	09/20/08	11,500,000	(389,268)
Lehman Brothers	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	1.425%	09/20/08	6,700,000	(297,489)
Deutsche Bank	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Buy	(4.250%)	09/20/08	1,100,000	28,062
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Buy	(5.050%)	09/20/08	100,000	2,016
Deutsche Bank	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Buy	(5.150%)	09/20/08	6,200,000	120,859
Barclays	Vnesheconom Bank 0.000% due 07/12/09 ▼	Sell	0.650%	11/20/08	2,600,000	(24,683)
Credit Suisse	Gazprom Capital 8.625% due 04/28/34 ▼	Sell	1.000%	11/20/08	3,700,000	(10,411)
Barclays	Republic of Panama 8.875% due 09/30/27 ▼	Sell	0.300%	12/20/08	6,800,000	(10,613)
Morgan Stanley	Republic of Panama 8.875% due 09/30/27 ▼	Sell	0.300%	12/20/08	2,300,000	(3,590)
Deutsche Bank	Russian Federation 7.500% due 03/31/30 ▼	Sell	0.325%	12/20/08	4,500,000	(11,182)
Barclays	Russian Federation 7.500% due 03/31/30 ▼	Sell	0.330%	12/20/08	4,600,000	(11,209)
Barclays	Republic of Peru 8.750% due 11/21/33 ▼	Sell	0.350%	12/20/08	4,600,000	(4,851)
Lehman Brothers	Republic of Peru 9.125% due 02/21/12 ▼	Sell	0.370%	12/20/08	4,500,000	(3,880)
Deutsche Bank	Republic of Indonesia 6.750% due 03/10/14 ▼	Sell	0.510%	12/20/08	9,400,000	(25,939)
Barclays	Ukraine Government Bond 7.650% due 06/11/13 ▼	Sell	0.780%	12/20/08	4,600,000	(12,482)
Deutsche Bank	Ukraine Government Bond 7.650% due 06/11/13 ▼	Sell	0.790%	12/20/08	4,500,000	(11,780)
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	3.400%	06/20/11	700,000	(72,417)
Credit Suisse	Chesapeake Energy Corp 6.875% due 01/15/16 ▼	Sell	0.970%	06/20/12	1,000,000	(32,759)
Credit Suisse	Chesapeake Energy Corp 6.875% due 01/15/16 ▼	Sell	1.010%	06/20/12	1,000,000	(31,184)
Credit Suisse	Chesapeake Energy Corp 6.875% due 01/15/16 ▼	Sell	1.040%	06/20/12	800,000	(24,003)
Bear Stearns	Dow Jones CDX NA HY-8 Index ▼	Buy	(2.750%)	06/20/12	48,240,000	1,010,337
Lehman Brothers	Dow Jones CDX NA HY-8 Index ▼	Buy	(2.750%)	06/20/12	11,860,000	96,138
Morgan Stanley	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	6.850%	06/20/12	2,200,000	(45,419)
Royal Bank of Scotland	Lehman Brothers Holdings Inc 6.625% due 01/18/12 ▼	Sell	0.660%	09/20/12	2,500,000	(55,349)
Citigroup	The Bear Stearns Cos Inc 5.300% due 10/30/15 ▼	Sell	0.720%	09/20/12	5,000,000	(221,773)
Lehman Brothers	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.720%	09/20/12	3,000,000	6,563
Credit Suisse	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.740%	09/20/12	1,000,000	3,036
Bear Stearns	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.750%	09/20/12	2,900,000	10,037
Merrill Lynch	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.750%	09/20/12	1,000,000	3,461
Royal Bank of Scotland	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.780%	09/20/12	1,000,000	4,734
Bear Stearns	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Sell	0.800%	09/20/12	2,600,000	14,516
BNP Paribas	Lehman Brothers Holdings Inc 6.625% due 01/18/12 ▼	Sell	0.900%	09/20/12	1,000,000	(12,181)
BNP Paribas	Lehman Brothers Holdings Inc 6.625% due 01/18/12 ▼	Sell	1.120%	09/20/12	1,100,000	293
BNP Paribas	Lehman Brothers Holdings Inc 6.625% due 01/18/12 ▼	Sell	1.200%	09/20/12	1,100,000	(3,359)
Lehman Brothers	Chesapeake Energy Corp 6.875% due 01/15/16 ▼	Sell	1.380%	09/20/12	3,100,000	(59,981)
Credit Suisse	Chesapeake Energy Corp 6.875% due 01/15/16 ▼	Sell	1.550%	09/20/12	2,900,000	(35,797)
UBS	Chesapeake Energy Corp 6.875% due 01/15/16 ▼	Sell	1.550%	09/20/12	5,000,000	(61,719)
Barclays	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	3.050%	09/20/12	900,000	(103,599)
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	3.050%	09/20/12	4,100,000	(471,952)
Citigroup	RH Donnelley Corp 8.875% due 01/15/16 ▼	Sell	3.400%	09/20/12	3,900,000	(210,849)
Barclays	Ford Motor Credit Corp 7.000% due 10/01/13 ▼	Sell	3.800%	09/20/12	2,000,000	(179,797)
Morgan Stanley	Ford Motor Credit Corp 7.000% due 10/01/13 ▼	Sell	3.800%	09/20/12	3,200,000	(287,675)
Citigroup	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Buy	(5.000%)	09/20/12	3,500,000	230,148
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	5.350%	09/20/12	100,000	(5,690)
Deutsche Bank	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	5.400%	09/20/12	6,200,000	(344,923)
Bank of America	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	6.300%	09/20/12	200,000	(6,571)
Bank of America	General Motors Acceptance Corp 6.875% due 08/28/12 ▼	Sell	7.000%	09/20/12	2,600,000	(39,357)
BNP Paribas	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Buy	(0.390%)	12/20/12	8,600,000	104,557
Citigroup	The Goldman Sachs Group Inc 6.600% due 01/15/12 ▼	Buy	(0.400%)	12/20/12	6,500,000	76,139
Lehman Brothers	Dow Jones CDX NA IG9 Index ▼	Buy	(0.600%)	12/20/12	7,900,000	(29,672)
Merrill Lynch	Dow Jones CDX NA IG9 Index ▼	Buy	(0.600%)	12/20/12	53,900,000	665,686
Morgan Stanley	Dow Jones CDX NA IG9 Index ▼	Buy	(0.600%)	12/20/12	50,900,000	628,649
UBS	Merrill Lynch & Co Inc 5.000% due 01/15/15 ▼	Buy	(0.920%)	12/20/12	4,000,000	60,960
Bank of America	Merrill Lynch & Co Inc 5.000% due 01/15/15 ▼	Buy	(0.950%)	12/20/12	1,500,000	20,911
Goldman Sachs	The Bear Stearns Cos Inc 5.300% due 10/30/15 ▼	Buy	(1.780%)	12/20/12	3,100,000	66
Lehman Brothers	United Mexican States 7.500% due 04/08/33 ▼	Sell	0.670%	01/20/17	3,300,000	(41,623)
Bank of America	Dow Jones CDX NA IG9 Index ▼	Buy	(0.800%)	12/20/17	5,200,000	(5,090)
Barclays	Dow Jones CDX NA IG9 Index ▼	Buy	(0.800%)	12/20/17	37,000,000	(45,601)
Goldman Sachs	Dow Jones CDX NA IG9 Index ▼	Buy	(0.800%)	12/20/17	13,300,000	(20,400)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

		Buy/Sell	(Pay)/Receive	Expiration	Notional	Unrealized
Counterparty	Referenced Obligation	Protection (1)	Fixed Rate	Date	Amount	Depreciation

Lehman Brothers	Dow Jones CDX NA IG9 Index ▼	Buy	(0.800%)	12/20/17	$13,700,000	($20,847)
Lehman Brothers	Dow Jones ABX NA HE.A Index ▼	Sell	0.640%	08/25/37	1,000,000	(77,100)

						($510,486)

(1)	If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit default occurs.
Interest Rate Swaps

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

JPMorgan Chase	6-Month GBP-LIBOR ▼	Pay	5.000%	06/15/08	GBP 24,900,000	($137,028)
Morgan Stanley	6-Month JPY-LIBOR ▼	Pay	1.000%	03/18/09	JPY 12,000,000,000	344,039
Barclays	6-Month GBP-LIBOR ▼	Pay	5.000%	06/15/09	GBP 55,100,000	(30,440)
UBS	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/09	$566,000,000	9,230,624
Barclays	6-Month Australian Bank Bill ▼	Pay	7.000%	12/15/09	AUD 56,500,000	(330,145)
Morgan Stanley	6-Month Australian Bank Bill ▼	Pay	7.000%	12/15/09	58,400,000	(343,522)
Morgan Stanley	6-Month GBP-LIBOR ▼	Pay	5.000%	12/19/09	GBP 76,900,000	435,609
Citigroup	6-Month Australian Bank Bill ▼	Pay	6.500%	01/15/10	AUD 14,800,000	(254,210)
Deutsche Bank	6-Month Australian Bank Bill ▼	Pay	6.500%	01/15/10	58,000,000	(984,666)
JPMorgan Chase	6-Month Australian Bank Bill ▼	Pay	6.500%	01/15/10	9,700,000	(167,280)
Royal Bank of Canada	6-Month Australian Bank Bill ▼	Pay	6.500%	01/15/10	6,000,000	(100,418)
Deutsche Bank	6-Month EUR-LIBOR ▼	Pay	4.500%	03/19/10	EUR 43,000,000	74,011
Morgan Stanley	6-Month EUR-LIBOR ▼	Pay	4.500%	03/19/10	42,900,000	46,406
Deutsche Bank	6-Month GBP-LIBOR ▼	Pay	6.000%	03/20/10	GBP 173,900,000	3,232,061
Deutsche Bank	6-Month Australian Bank Bill ▼	Pay	7.000%	06/15/10	AUD 221,900,000	(2,204,906)
Barclays	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	$125,500,000	111,349
Goldman Sachs	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	9,200,000	26,598
Morgan Stanley	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	85,400,000	94,526
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/10	179,700,000	(270,114)
Barclays	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/10	48,400,000	144,204
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	2.103%	09/14/10	EUR 10,000,000	74,683
Credit Suisse	6-Month GBP-LIBOR ▼	Pay	5.000%	09/15/10	GBP 29,000,000	596,515
Royal Bank of Scotland	6-Month GBP-LIBOR ▼	Pay	5.000%	09/15/10	21,400,000	468,792
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	2.090%	10/15/10	EUR 5,300,000	46,833
Barclays	France CPI Excluding Tobacco ▼	Pay	2.103%	10/15/10	1,100,000	10,742
UBS	France CPI Excluding Tobacco ▼	Pay	2.146%	10/15/10	3,800,000	32,239
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	2.040%	02/21/11	10,200,000	3,118
JPMorgan Chase	France CPI Excluding Tobacco ▼	Pay	2.028%	10/15/11	7,400,000	(16,984)
UBS	France CPI Excluding Tobacco ▼	Pay	2.095%	10/15/11	15,100,000	42,996
JPMorgan Chase	France CPI Excluding Tobacco ▼	Pay	1.973%	12/15/11	12,100,000	(174,553)
Goldman Sachs	France CPI Excluding Tobacco ▼	Pay	1.976%	12/15/11	10,800,000	(129,690)
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	1.988%	12/15/11	15,600,000	(213,102)
Morgan Stanley	BRL-CDI-Compounded ▼	Pay	10.115%	01/02/12	BRL 21,000,000	(668,239)
UBS	BRL-CDI-Compounded ▼	Pay	10.575%	01/02/12	99,400,000	(3,246,461)
Barclays	BRL-CDI-Compounded ▼	Pay	10.680%	01/02/12	129,300,000	(2,344,222)
Barclays	BRL-CDI-Compounded ▼	Pay	12.540%	01/02/12	2,000,000	43
Merrill Lynch	BRL-CDI-Compounded ▼	Pay	12.540%	01/02/12	21,000,000	(25,859)
Barclays	France CPI Excluding Tobacco ▼	Pay	1.948%	03/15/12	EUR 3,800,000	(74,731)
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	1.983%	03/15/12	6,000,000	(110,267)
Goldman Sachs	France CPI Excluding Tobacco ▼	Pay	1.995%	03/15/12	34,400,000	(505,429)
Royal Bank of Scotland	France CPI Excluding Tobacco ▼	Pay	1.955%	03/28/12	1,100,000	(19,907)
Royal Bank of Scotland	France CPI Excluding Tobacco ▼	Pay	1.950%	03/30/12	4,100,000	(76,505)
Goldman Sachs	France CPI Excluding Tobacco ▼	Pay	1.960%	03/30/12	2,000,000	(36,675)
Barclays	France CPI Excluding Tobacco ▼	Pay	1.960%	04/05/12	900,000	(16,842)
Barclays	France CPI Excluding Tobacco ▼	Pay	1.980%	04/30/12	2,800,000	(53,557)
Bank of America	3-Month Canadian Bank Bill ▼	Pay	5.000%	06/20/12	CAD 131,800,000	1,379,146
Barclays	France CPI Excluding Tobacco ▼	Pay	2.070%	09/14/12	EUR 17,500,000	(217,830)
Barclays	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/13	$49,600,000	307,661
Morgan Stanley	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/13	7,200,000	46,393
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Pay	4.000%	06/18/13	86,400,000	845,904
Deutsche Bank	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/15	15,800,000	27,847
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/15	58,800,000	(721,404)
Goldman Sachs	6-Month GBP-LIBOR ▼	Receive	5.000%	09/15/15	GBP 13,400,000	(402,381)
Barclays	France CPI Excluding Tobacco ▼	Pay	2.138%	01/19/16	EUR 1,800,000	(5,494)
BNP Paribas	France CPI Excluding Tobacco ▼	Pay	2.150%	01/19/16	15,000,000	(32,215)
Barclays	28-Day Mexico Interbank TIIE Banxico ▼	Pay	8.720%	09/05/16	MXN 49,000,000	50,064
UBS	Eurostat Eurozone HICP Excluding Tobacco ▼	Receive	2.275%	10/15/16	EUR 7,500,000	53,864
UBS	France CPI Excluding Tobacco ▼	Pay	2.350%	10/15/16	7,500,000	9,436

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

JPMorgan Chase	France CPI Excluding Tobacco ▼	Pay	2.353%	10/15/16	EUR 7,100,000	$6,733
Citigroup	28-Day Mexico Interbank TIIE Banxico ▼	Pay	8.170%	11/04/16	MXN 325,200,000	(742,308)
Goldman Sachs	28-Day Mexico Interbank TIIE Banxico ▼	Pay	8.170%	11/04/16	151,200,000	(316,703)
Merrill Lynch	28-Day Mexico Interbank TIIE Banxico ▼	Pay	8.170%	11/04/16	152,400,000	(326,900)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico ▼	Pay	8.170%	11/04/16	88,500,000	(217,495)
Barclays	United Kingdom RPI Index ▼	Pay	3.100%	11/14/16	GBP 10,000,000	(232,483)
Barclays	28-Day Mexico Interbank TIIE Banxico ▼	Pay	8.330%	02/14/17	MXN 35,000,000	(46,875)
Credit Suisse	6-Month EUR-LIBOR ▼	Receive	4.000%	06/15/17	EUR 21,800,000	1,719,362
Barclays	6-Month JPY-LIBOR ▼	Receive	2.000%	06/20/17	JPY 3,819,000,000	(103,768)
Deutsche Bank	6-Month JPY-LIBOR ▼	Receive	2.000%	06/20/17	980,000,000	(23,626)
Goldman Sachs	6-Month JPY-LIBOR ▼	Receive	2.000%	06/20/17	980,000,000	(25,141)
Royal Bank of Scotland	6-Month JPY-LIBOR ▼	Receive	2.000%	06/20/17	2,251,000,000	(155,948)
Bank of America	3-Month Canadian Bank Bill ▼	Receive	5.500%	06/20/17	CAD 94,200,000	(938,891)
Royal Bank of Canada	3-Month Canadian Bank Bill ▼	Receive	5.500%	06/20/17	1,400,000	(27,353)
Barclays	6-Month GBP-LIBOR ▼	Pay	3.250%	12/14/17	GBP 10,200,000	105,865
Barclays	6-Month Australian Bank Bill ▼	Receive	6.750%	12/15/17	AUD 7,000,000	202,846
Morgan Stanley	6-Month Australian Bank Bill ▼	Receive	6.750%	12/15/17	7,300,000	214,413
Royal Bank of Scotland	6-Month GBP-LIBOR ▼	Pay	3.183%	12/19/17	GBP 18,700,000	(18,431)
Barclays	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	$141,000,000	633,461
Merrill Lynch	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	29,600,000	(290,273)
Morgan Stanley	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	65,600,000	(1,192,636)
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Receive	5.000%	06/18/18	149,800,000	(151,572)
Deutsche Bank	3-Month USD-LIBOR ▼	Receive	5.000%	12/20/21	23,400,000	(1,952,833)
Deutsche Bank	3-Month USD-LIBOR ▼	Receive	5.000%	12/20/26	24,700,000	(2,388,423)
Bank of America	3-Month USD-LIBOR ▼	Pay	5.000%	06/20/27	15,000,000	485,468
Royal Bank of Scotland	6-Month GBP-LIBOR ▼	Pay	3.440%	09/10/27	GBP 4,700,000	(54,382)
Barclays	6-Month GBP-LIBOR ▼	Receive	4.000%	12/15/35	15,000,000	821,182
Credit Suisse	6-Month GBP-LIBOR ▼	Receive	4.000%	12/15/35	11,500,000	645,172
HSBC	6-Month GBP-LIBOR ▼	Receive	4.250%	06/12/36	6,700,000	912,329
Morgan Stanley	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/38	$38,700,000	1,097,147
Royal Bank of Scotland	3-Month USD-LIBOR ▼	Pay	5.000%	06/18/38	7,100,000	186,092

						$1,644,656

(m)	Securities with an approximate aggregate market value of $81,886,338 were pledged as collateral for securities purchased on a delayed-delivery basis as of December 31, 2007.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2007

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 99.72%

Certificates of Deposit - 4.25%

Bank of Scotland PLC (United Kingdom)
5.331% due 10/27/08 §	$24,500,000	$24,500,000
UBS AG (Switzerland)
4.490% due 01/28/08	20,000,000	20,000,000

		44,500,000

Commercial Paper - 72.10%

Anheuser-Busch Cos Inc
4.180% due 02/26/08	31,650,000	31,444,205
Archer-Daniels-Midland Co
4.250% due 03/05/08	10,000,000	9,924,444
4.280% due 01/14/08	15,000,000	14,976,817
4.280% due 01/24/08	19,300,000	19,247,225
AstraZeneca PLC (United Kingdom)
4.570% due 01/25/08	4,938,000	4,922,956
4.650% due 02/26/08	14,000,000	13,898,733
Bank of America Corp
5.065% due 01/22/08	22,950,000	22,882,192
BP Capital Markets PLC (United Kingdom)
4.440% due 02/04/08	34,500,000	34,355,330
Caterpillar Financial Services Corp
4.180% due 02/07/08	18,650,000	18,569,878
Dover Corp
4.250% due 01/18/08	7,895,000	7,879,155
Electricite de France (France)
4.480% due 02/27/08	11,000,000	10,921,973
4.530% due 02/27/08	11,850,000	11,765,006
Genentech Inc
4.250% due 01/22/08	18,305,000	18,259,619
Hewlett-Packard Co
4.520% due 01/03/08	36,500,000	36,490,834
Honeywell International Inc
4.150% due 02/27/08	15,000,000	14,901,438
4.170% due 02/13/08	25,000,000	24,875,479
International Business Machines Corp
4.240% due 01/07/08	6,540,000	6,535,378
4.380% due 01/03/08	24,250,000	24,244,099
John Deere Capital Corp
4.560% due 02/12/08	10,000,000	9,946,800
Johnson & Johnson
4.200% due 01/10/08	6,250,000	6,243,438
Medtronic Inc
4.250% due 01/22/08	20,100,000	20,050,169
MetLife Funding Inc
4.200% due 02/22/08	7,890,000	7,842,134
4.200% due 02/25/08	20,000,000	19,871,667
National Rural Utilities Cooperative Finance Corp
4.540% due 01/11/08	34,650,000	34,606,303
New York Life Capital Corp
4.210% due 02/15/08	15,000,000	14,921,063
4.230% due 01/03/08	9,970,000	9,967,657
4.230% due 01/15/08	8,150,000	8,136,593
Parker-Hannifin Corp
4.280% due 01/31/08	20,000,000	19,928,667
4.300% due 01/28/08	7,500,000	7,475,813
4.550% due 01/09/08	8,700,000	8,691,203
PepsiCo Inc
4.200% due 01/10/08	29,000,000	28,969,550
Societe Generale North America Inc
4.770% due 02/01/08	24,700,000	24,598,545
Southern Co Funding Corp
4.270% due 01/16/08	7,415,000	7,401,807
4.300% due 01/10/08	13,400,000	13,385,595
The Coca-Cola Co
4.440% due 01/08/08	10,000,000	9,991,367
The Hershey Co
4.260% due 01/23/08	3,250,000	3,241,539
The Procter & Gamble Co
4.200% due 01/24/08	24,200,000	24,135,063
The Royal Bank of Scotland Group PLC (United Kingdom)
4.470% due 01/28/08	27,125,000	27,034,063
5.070% due 01/07/08	10,000,000	9,991,550
The Stanley Works
4.550% due 01/07/08	31,850,000	31,825,847
The Washington Post Co
4.270% due 01/16/08	15,405,000	15,377,592
United Parcel Service Inc
4.400% due 02/04/08	34,250,000	34,107,672
Walgreen Co
4.200% due 01/18/08	6,120,000	6,107,862
Wal-Mart Stores Inc
4.470% due 01/28/08	10,000,000	9,966,475
Wells Fargo & Co
4.270% due 01/04/08	15,350,000	15,344,538

		755,255,333

Corporate Notes - 14.37%

Allstate Life Global Funding Trusts
5.208% due 09/11/08 §	29,500,000	29,500,000
American Express Bank FSB
5.246% due 09/18/08 §	19,200,000	19,200,000
American Honda Finance Corp
4.909% due 02/20/08 ~ §	19,600,000	19,600,000
Caterpillar Financial Services Corp
4.939% due 02/11/08 §	6,500,000	6,500,779
General Electric Capital Corp
4.250% due 01/15/08	26,000,000	25,985,785
Toyota Motor Credit Corp
5.111% due 09/05/08 §	34,250,000	34,250,000
Wells Fargo & Co
5.186% due 03/10/08 §	15,500,000	15,502,324

		150,538,888

U.S. Government Agency Issues - 7.88%

Federal Home Loan Bank
4.700% due 10/03/08	58,000,000	58,000,000
5.250% due 02/01/08	24,550,000	24,550,000

		82,550,000

Time Deposit - 1.12%

State Street Bank
3.850% due 01/02/08	11,757,000	11,757,000

Total Short-Term Investments
(Amortized Cost $1,044,601,221)		1,044,601,221

TOTAL INVESTMENTS - 99.72% (Amortized Cost $1,044,601,221)		1,044,601,221

OTHER ASSETS & LIABILITIES, NET - 0.28%		2,900,116

NET ASSETS - 100.00%		$1,047,501,337

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007
Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	72.10%
Corporate Notes	14.37%
U.S. Government Agency Issues	7.88%
Certificates of Deposit	4.25%
Time Deposit	1.12%

99.72%
Other Assets & Liabilities, Net	0.28%

100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	6.32%
A-1 (Short-Term Debt only)	90.24%
AA	2.82%
A	0.62%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
WARRANTS - 0.00%

Utilities - 0.00%

Metricom Inc * ▼
Exp. 02/15/10	3,000	$30
NTELOS Inc * ~ ▼
Exp. 08/15/10	4,000	40

		70

Total Warrants (Cost $98,440)		70

PREFERRED STOCKS - 0.36%

Financial Services - 0.36%
Sovereign REIT ~	2,200	2,876,500

Total Preferred Stocks (Cost $1,958,000)		2,876,500

CONVERTIBLE PREFERRED STOCKS - 0.02%

Autos & Transportation - 0.02%

General Motors Corp 1.500%	5,000	121,875

Total Convertible Preferred Stocks (Cost $125,000)		121,875

EXCHANGE-TRADED FUNDS - 0.49%

PowerShares QQQ †	30,000	1,537,200
Standard & Poor’s Depository Receipts Trust 1 †	16,000	2,339,360

Total Exchange-Traded Funds (Cost $2,926,230)		3,876,560

	Principal
	Amount
CORPORATE BONDS & NOTES - 88.21%

Autos & Transportation - 5.87%

Allison Transmission Inc
11.250% due 11/01/15 ~	$500,000	443,750
American Axle & Manufacturing Inc
7.875% due 03/01/17 †	1,000,000	907,500
ArvinMeritor Inc
8.750% due 03/01/12	2,000,000	1,875,000
Ashtead Capital Inc
9.000% due 08/15/16 † ~	2,000,000	1,780,000
Avis Budget Car Rental LLC
7.369% due 05/15/14 §	1,000,000	925,000
7.625% due 05/15/14	1,500,000	1,440,000
Continental Airlines Inc
8.750% due 12/01/11 †	2,000,000	1,895,000
Cooper-Standard Automotive Inc
7.000% due 12/15/12	1,000,000	871,250
8.375% due 12/15/14	500,000	398,750
Ford Motor Co
7.450% due 07/16/31	4,000,000	2,990,000
General Motors Corp
7.125% due 07/15/13 †	4,000,000	3,480,000
8.250% due 07/15/23 †	3,000,000	2,400,000
8.375% due 07/15/33 †	2,500,000	2,025,000
Grupo Transportation Ferroviaria
Mexicana SA de CV (Mexico)
9.375% due 05/01/12	2,000,000	2,105,000
GulfMark Offshore Inc
7.750% due 07/15/14	1,000,000	1,015,000
Hertz Corp
8.875% due 01/01/14	4,000,000	4,075,000
10.500% due 01/01/16 †	500,000	520,000
Kansas City Southern de
Mexico SA de CV (Mexico)
7.375% due 06/01/14 ~	500,000	487,500
7.625% due 12/01/13	2,000,000	1,982,500
Keystone Automotive Operations Inc
9.750% due 11/01/13	1,000,000	740,000
Lear Corp
8.500% due 12/01/13	1,000,000	935,000
Navios Maritime Holdings Inc
9.500% due 12/15/14	1,000,000	1,027,500
PHI Inc
7.125% due 04/15/13 †	2,000,000	1,930,000
Saint Acquisition Corp
12.500% due 05/15/17 † ~	1,000,000	521,250
Tenneco Inc
8.125% due 11/15/15 ~	1,000,000	995,000
8.625% due 11/15/14	1,000,000	987,500
10.250% due 07/15/13	1,029,000	1,101,030
The Greenbrier Cos Inc
8.375% due 05/15/15	2,500,000	2,400,000
TRW Automotive Inc
7.000% due 03/15/14 ~	3,000,000	2,775,000
United Components Inc
9.375% due 06/15/13	1,500,000	1,488,750

		46,517,280

Consumer Discretionary - 24.85%

Allied Waste North America Inc
6.875% due 06/01/17 †	3,000,000	2,940,000
7.125% due 05/15/16	1,000,000	997,500
7.250% due 03/15/15	3,000,000	3,000,000
7.875% due 04/15/13	1,000,000	1,027,500
AMC Entertainment Inc
8.000% due 03/01/14	2,000,000	1,890,000
ARAMARK Services Inc
8.500% due 02/01/15	3,500,000	3,561,250
Asbury Automotive Group Inc
7.625% due 03/15/17	1,000,000	890,000
AutoNation Inc
7.000% due 04/15/14	500,000	476,250
7.243% due 04/15/13 † §	500,000	463,750
Boyd Gaming Corp
6.750% due 04/15/14	2,000,000	1,915,000
Cablemas SA de CV (Mexico)
9.375% due 11/15/15 ~	1,000,000	1,080,000
CanWest MediaWorks LP (Canada)
9.250% due 08/01/15 ~	1,000,000	983,750
Carriage Services Inc
7.875% due 01/15/15	1,000,000	990,000
CCO Holdings LLC
8.750% due 11/15/13 †	1,000,000	960,000
Charter Communications Holdings II LLC
10.250% due 09/15/10	4,000,000	3,940,000
Charter Communications Operating LLC
8.000% due 04/30/12 ~	4,000,000	3,880,000
Cie Generale de Geophysique-Veritas (France)
7.500% due 05/15/15	2,500,000	2,543,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Claire’s Stores Inc
9.250% due 06/01/15 ~	$1,000,000	$695,000
Clear Channel Communications Inc
5.500% due 09/15/14	500,000	381,618
6.250% due 03/15/11	500,000	452,818
Corrections Corp of America
7.500% due 05/01/11	3,000,000	3,052,500
CSC Holdings Inc
6.750% due 04/15/12	1,000,000	961,250
7.625% due 04/01/11	3,000,000	3,007,500
Dex Media West LLC
9.875% due 08/15/13	2,418,000	2,520,765
DIRECTV Holdings LLC
6.375% due 06/15/15	4,000,000	3,860,000
EchoStar DBS Corp
6.625% due 10/01/14	1,500,000	1,496,250
7.125% due 02/01/16	3,500,000	3,587,500
Education Management LLC
10.250% due 06/01/16 †	1,500,000	1,552,500
Fontainebleau Las Vegas Holdings LLC
10.250% due 06/15/15 ~	1,000,000	872,500
FTI Consulting Inc
7.625% due 06/15/13	1,000,000	1,030,000
7.750% due 10/01/16	1,000,000	1,045,000
Galaxy Entertainment Finance Co Ltd
(United Kingdom)
9.875% due 12/15/12 ~	3,000,000	3,180,000
General Nutrition Centers Inc
10.009% due 03/15/14 §	2,000,000	1,900,000
Great Canadian Gaming Corp (Canada)
7.250% due 02/15/15 ~	1,500,000	1,492,500
Greektown Holdings LLC
10.750% due 12/01/13 ~	2,000,000	1,955,000
Hanesbrands Inc
8.204% due 12/15/14 §	1,000,000	995,000
Herbst Gaming Inc
8.125% due 06/01/12	500,000	328,750
Idearc Inc
8.000% due 11/15/16	3,000,000	2,767,500
Iron Mountain Inc
7.750% due 01/15/15	1,000,000	1,022,500
Jarden Corp
7.500% due 05/01/17	2,000,000	1,730,000
Lamar Media Corp
6.625% due 08/15/15	2,500,000	2,443,750
6.625% due 08/15/15 ~	250,000	244,375
Las Vegas Sands Corp
6.375% due 02/15/15	4,000,000	3,780,000
Landry’s Restaurants Inc
9.500% due 12/15/14	3,500,000	3,482,500
Levi Strauss & Co
8.875% due 04/01/16	2,500,000	2,431,250
LIN Television Corp
6.500% due 05/15/13	1,000,000	946,250
Local TV Finance LLC
9.250% due 06/15/15 ~	1,000,000	960,000
Marquee Holdings Inc
12.000% due 08/15/14 §	1,000,000	805,000
Mashantucket Western Pequot Tribe
8.500% due 11/15/15 ~	1,000,000	1,010,000
Mediacom Broadband LLC
8.500% due 10/15/15	1,000,000	891,250
Mediacom LLC
9.500% due 01/15/13	2,500,000	2,334,375
Medianews Group Inc
6.875% due 10/01/13	2,500,000	1,575,000
MGM MIRAGE
6.625% due 07/15/15 †	1,000,000	942,500
6.750% due 09/01/12	2,500,000	2,446,875
6.875% due 04/01/16	1,000,000	947,500
7.500% due 06/01/16	4,000,000	3,960,000
Michaels Stores Inc
10.000% due 11/01/14 †	2,000,000	1,910,000
11.375% due 11/01/16 †	2,000,000	1,845,000
Mobile Mini Inc
6.875% due 05/01/15	1,500,000	1,372,500
Mobile Storage Group Inc
9.750% due 08/01/14	1,000,000	925,000
Mohegan Tribal Gaming Authority
7.125% due 08/15/14 †	1,000,000	972,500
Morris Publishing Group LLC
7.000% due 08/01/13	2,000,000	1,462,500
Nebraska Book Co Inc
8.625% due 03/15/12	2,000,000	1,940,000
Neiman-Marcus Group Inc
9.000% due 10/15/15	2,500,000	2,590,625
10.375% due 10/15/15	500,000	523,125
Network Communications Inc
10.750% due 12/01/13	2,000,000	1,970,000
Newland International Properties Corp (Panama)
9.500% due 11/15/14 ~	1,000,000	968,750
Nielsen Finance LLC
0.000% due 08/01/16 † §	1,500,000	1,061,250
10.000% due 08/01/14 †	2,000,000	2,055,000
NPC International Inc
9.500% due 05/01/14	1,000,000	900,000
Penn National Gaming Inc
6.875% due 12/01/11	1,000,000	1,015,000
Penske Auto Group Inc
7.750% due 12/15/16	2,000,000	1,880,000
Perry Ellis International Inc
8.875% due 09/15/13	1,500,000	1,455,000
Pinnacle Entertainment Inc
7.500% due 06/15/15 ~	2,000,000	1,825,000
Quebecor Media Inc (Canada)
7.750% due 03/15/16 ~	1,000,000	955,000
R.H. Donnelley Corp
6.875% due 01/15/13 †	3,000,000	2,700,000
8.875% due 01/15/16	3,000,000	2,820,000
8.875% due 10/15/17 ~	2,250,000	2,126,250
Rental Service Corp
9.500% due 12/01/14 †	2,000,000	1,800,000
Riddell Bell Holdings Inc
8.375% due 10/01/12	2,000,000	1,810,000
Salem Communications Holding Corp
7.750% due 12/15/10	3,000,000	3,003,750
Sally Holdings LLC
9.250% due 11/15/14 †	1,000,000	995,000
10.500% due 11/15/16 †	1,000,000	990,000
San Pasqual Casino
8.000% due 09/15/13 ~	1,000,000	990,000
Sbarro Inc
10.375% due 02/01/15 †	500,000	442,500
Sealy Mattress Co
8.250% due 06/15/14	1,500,000	1,440,000
Seminole Hard Rock Entertainment Inc
7.491% due 03/15/14 ~ §	1,000,000	960,000
Service Corp International
7.375% due 10/01/14 †	500,000	508,125
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/15 ~	500,000	487,500
Sirius Satellite Radio Inc
9.625% due 08/01/13	3,000,000	2,850,000
Six Flags Inc
8.875% due 02/01/10	1,000,000	825,000
9.750% due 04/15/13 †	1,000,000	755,000
Spectrum Brands Inc
11.500% due 10/02/13 † §	500,000	452,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Station Casinos Inc
6.500% due 02/01/14 †	$1,000,000	$755,000
6.625% due 03/15/18	500,000	345,000
6.875% due 03/01/16	2,500,000	1,837,500
7.750% due 08/15/16 †	1,500,000	1,361,250
The Geo Group Inc
8.250% due 07/15/13	2,500,000	2,537,500
The River Rock Entertainment Authority
9.750% due 11/01/11	3,000,000	3,150,000
Travelport LLC
9.875% due 09/01/14	3,000,000	3,030,000
Turning Stone Resort Casino Enterprise
9.125% due 09/15/14 ~	1,000,000	1,025,000
United Rentals North America Inc
6.500% due 02/15/12	2,000,000	1,825,000
7.750% due 11/15/13	1,500,000	1,305,000
Universal City Florida Holding Co
8.375% due 05/01/10	1,500,000	1,515,000
9.661% due 05/01/10 §	1,000,000	1,005,000
Univision Communications Inc
9.750% due 03/15/15 † ~	4,000,000	3,665,000
Valassis Communications Inc
8.250% due 03/01/15 †	4,000,000	3,585,000
Vangent Inc
9.625% due 02/15/15	500,000	431,250
Videotron Ltee (Canada)
6.375% due 12/15/15	500,000	471,875
6.875% due 01/15/14	3,000,000	2,951,250
WESCO Distribution Inc
7.500% due 10/15/17 †	2,500,000	2,337,500
Wynn Las Vegas LLC
6.625% due 12/01/14 †	3,000,000	2,962,500
6.625% due 12/01/14 ~	1,500,000	1,481,250
XM Satellite Radio Inc
9.411% due 05/01/13 §	3,000,000	2,835,000
Yankee Acquisition Corp
8.500% due 02/15/15	2,000,000	1,852,500
9.750% due 02/15/17 †	500,000	460,000

		196,932,076

Consumer Staples - 3.00%

Constellation Brands Inc
7.250% due 09/01/16 †	2,250,000	2,120,625
7.250% due 05/15/17 ~	2,000,000	1,860,000
Couche-Tard U.S. LP
7.500% due 12/15/13	2,000,000	2,005,000
Dean Foods Co
7.000% due 06/01/16	1,000,000	895,000
Dole Food Co Inc
7.250% due 06/15/10	1,000,000	915,000
8.750% due 07/15/13 †	500,000	462,500
8.875% due 03/15/11	356,000	331,080
Harland Clarke Holdings Corp
9.500% due 05/15/15	250,000	217,500
9.619% due 05/15/15 §	500,000	421,250
Pilgrim’s Pride Corp
8.375% due 05/01/17 †	2,000,000	1,970,000
Reynolds American Inc
7.625% due 06/01/16	2,000,000	2,135,992
Smithfield Foods Inc
7.000% due 08/01/11	2,000,000	1,980,000
7.750% due 07/01/17	2,000,000	1,945,000
Stater Brothers Holdings Inc
7.750% due 04/15/15	2,500,000	2,425,000
8.125% due 06/15/12	1,000,000	992,500
SUPERVALU Inc
7.500% due 11/15/14	3,000,000	3,090,000

		23,766,447

Energy - 7.69%

Chesapeake Energy Corp
6.375% due 06/15/15	1,000,000	972,500
6.500% due 08/15/17 †	1,000,000	970,000
7.000% due 08/15/14	1,500,000	1,515,000
7.500% due 09/15/13 †	1,000,000	1,027,500
Cimarex Energy Co
7.125% due 05/01/17	1,000,000	987,500
Denbury Resources Inc
7.500% due 04/01/13	1,000,000	1,015,000
7.500% due 12/15/15	2,000,000	2,030,000
Dynegy Holdings Inc
7.750% due 06/01/19	2,000,000	1,855,000
8.375% due 05/01/16	4,500,000	4,421,250
El Paso Corp
6.875% due 06/15/14 †	1,000,000	1,012,224
7.000% due 06/15/17	1,000,000	1,006,037
El Paso Performance-Linked Trust
7.750% due 07/15/11 ~	3,000,000	3,093,690
Encore Acquisition Co
7.250% due 12/01/17	2,000,000	1,915,000
Forest Oil Corp
7.250% due 06/15/19 † ~	2,000,000	2,020,000
Key Energy Services Inc
8.375% due 12/01/14 ~	2,000,000	2,055,000
Mariner Energy Inc
8.000% due 05/15/17	1,000,000	956,250
MarkWest Energy Partners LP
8.500% due 07/15/16	1,500,000	1,515,000
NRG Energy Inc
7.250% due 02/01/14	3,000,000	2,932,500
7.375% due 02/01/16	2,000,000	1,955,000
7.375% due 01/15/17	1,000,000	977,500
Peabody Energy Corp
6.875% due 03/15/13	1,000,000	1,010,000
7.375% due 11/01/16	2,000,000	2,060,000
Petrohawk Energy Corp
9.125% due 07/15/13	2,000,000	2,115,000
Plains Exploration & Production Co
7.750% due 06/15/15	1,500,000	1,507,500
Pride International Inc
7.375% due 07/15/14	2,000,000	2,065,000
Quicksilver Resources Inc
7.125% due 04/01/16	1,500,000	1,481,250
Range Resources Corp
7.500% due 05/15/16	2,000,000	2,050,000
Reliant Energy Inc
7.875% due 06/15/17 †	3,000,000	2,985,000
SemGroup LP
8.750% due 11/15/15 ~	3,000,000	2,865,000
The Griffin Coal Mining Co Ltd (Australia)
9.500% due 12/01/16 ~	2,000,000	1,790,000
Venoco Inc
8.750% due 12/15/11	1,000,000	995,000
VeraSun Energy Corp
9.375% due 06/01/17 † ~	2,000,000	1,755,000
Whiting Petroleum Corp
7.000% due 02/01/14 †	2,000,000	1,990,000
7.250% due 05/01/12 †	1,000,000	990,000
Williams Partners LP
7.250% due 02/01/17	1,000,000	1,035,000

		60,925,701

Financial Services - 8.97%

Ace Cash Express Inc
10.250% due 10/01/14 ~	500,000	485,000
Arch Western Finance LLC
6.750% due 07/01/13	3,000,000	2,925,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
CCM Merger Inc
8.000% due 08/01/13 ~	$2,000,000	$1,895,000
Chukchansi Economic Development Authority
8.238% due 11/15/12 ~ §	1,000,000	980,000
Cosan Finance Ltd (Brazil)
7.000% due 02/01/17 ~	2,000,000	1,890,000
E*TRADE FINANCIAL Corp
7.875% due 12/01/15 †	1,000,000	767,500
8.000% due 06/15/11	2,000,000	1,745,000
First Data Corp
9.875% due 09/24/15 † ~	3,000,000	2,793,750
Ford Motor Credit Co
7.375% due 10/28/09	1,000,000	941,632
7.993% due 01/13/12 §	3,000,000	2,521,998
9.693% due 04/15/12 † §	2,000,000	1,967,330
9.750% due 09/15/10	1,000,000	954,750
9.875% due 08/10/11	1,000,000	946,521
10.241% due 06/15/11 † §	3,845,000	3,647,809
General Motors Acceptance Corp
6.875% due 09/15/11	10,000,000	8,561,600
8.000% due 11/01/31	4,000,000	3,363,484
Host Marriott LP
6.750% due 06/01/16	1,000,000	990,000
7.000% due 08/15/12	1,000,000	1,005,000
7.125% due 11/01/13 †	1,000,000	1,012,500
HUB International Holdings Inc
10.250% due 06/15/15 ~	2,000,000	1,710,000
iPayment Inc
9.750% due 05/15/14	1,950,000	1,833,000
KAR Holdings Inc
8.750% due 05/01/14 ~	1,250,000	1,156,250
LVB Acquisition Merger Sub Inc
10.000% due 10/15/17 † ~	2,000,000	2,050,000
Momentive Performance Materials Inc
9.750% due 12/01/14 ~	3,000,000	2,775,000
11.500% due 12/01/16 ~	1,000,000	870,000
NCO Group Inc
9.744% due 11/15/13 §	2,000,000	1,930,000
Nell AF Sarl (Luxembourg)
8.375% due 08/15/15 ~	4,000,000	3,250,000
Nuveen Investments Inc
10.500% due 11/15/15 ~	2,500,000	2,503,125
Residential Capital LLC
7.625% due 11/21/08	1,000,000	800,000
7.875% due 06/30/10	3,000,000	1,935,000
Rouse Co LP
6.750% due 05/01/13 ~	4,000,000	3,735,768
Thornburg Mortgage Inc
8.000% due 05/15/13 †	1,000,000	850,000
USI Holdings Corp
8.744% due 11/15/14 ~ §	1,000,000	860,000
Ventas Realty LP
6.625% due 10/15/14	1,250,000	1,243,750
6.750% due 04/01/17 †	2,000,000	1,990,000
9.000% due 05/01/12	2,000,000	2,160,000

		71,045,767

Health Care - 6.43%

Bausch & Lomb Inc
9.875% due 11/01/15 ~	3,000,000	3,052,500
Community Health Systems Inc
8.875% due 07/15/15	3,500,000	3,583,125
DaVita Inc
7.250% due 03/15/15 †	1,000,000	1,007,500
Elan Finance PLC (Ireland)
8.869% due 11/15/11 §	1,000,000	955,000
8.875% due 12/01/13	2,000,000	1,980,000
Hanger Orthopedic Group Inc
10.250% due 06/01/14	1,500,000	1,545,000
HCA Inc
9.125% due 11/15/14	2,000,000	2,085,000
9.250% due 11/15/16	6,000,000	6,315,000
9.625% due 11/15/16	1,000,000	1,060,000
HealthSouth Corp
10.750% due 06/15/16 †	2,000,000	2,100,000
IASIS Healthcare LLC
8.750% due 06/15/14	2,000,000	2,010,000
Multiplan Inc
10.375% due 04/15/16 ~	3,000,000	3,000,000
Omnicare Inc
6.750% due 12/15/13	1,000,000	945,000
6.875% due 12/15/15	1,500,000	1,402,500
Psychiatric Solutions Inc
7.750% due 07/15/15	3,000,000	3,007,500
PTS Acquisition Corp
9.500% due 04/15/15 ~	3,000,000	2,797,500
ReAble Therapeutics Finance LLC
10.875% due 11/15/14 ~	1,000,000	985,000
Res-Care Inc
7.750% due 10/15/13	2,000,000	1,990,000
Rite Aid Corp
9.500% due 06/15/17	1,000,000	832,500
Select Medical Corp
7.625% due 02/01/15	2,000,000	1,720,000
11.259% due 09/15/15 §	1,000,000	875,000
Sun Healthcare Group Inc
9.125% due 04/15/15	1,500,000	1,518,750
Tenet Healthcare Corp
6.500% due 06/01/12 †	2,000,000	1,790,000
9.875% due 07/01/14	1,000,000	957,500
Universal Hospital Services Inc
8.288% due 06/01/15 §	500,000	502,500
8.500% due 06/01/15	500,000	507,500
Vanguard Health Holding Co II LLC
9.000% due 10/01/14 †	2,500,000	2,418,750

		50,943,125

Integrated Oils - 2.84%

Chaparral Energy Inc
8.875% due 02/01/17 ~	1,000,000	907,500
Complete Production Services Inc
8.000% due 12/15/16	2,000,000	1,945,000
Compton Petroleum Finance Corp (Canada)
7.625% due 12/01/13	3,000,000	2,805,000
Hilcorp Energy LP
7.750% due 11/01/15 ~	2,000,000	1,975,000
OPTI Canada Inc (Canada)
7.875% due 12/15/14 ~	2,500,000	2,456,250
Petroplus Finance Ltd (Bermuda)
6.750% due 05/01/14 ~	2,000,000	1,872,500
7.000% due 05/01/17 ~	1,500,000	1,380,000
Sabine Pass LNG LP
7.500% due 11/30/16	4,000,000	3,840,000
Stallion Oilfield Services
9.750% due 02/01/15 ~	2,000,000	1,850,000
TNK-BP Finance SA (Luxembourg)
7.500% due 03/13/13 ~	1,500,000	1,503,750
7.500% due 07/18/16 ~	2,000,000	1,942,500

		22,477,500

Materials & Processing - 8.96%

AbitibiBowater Inc
6.500% due 06/15/13 †	2,000,000	1,480,000
Abitibi-Consolidated Inc (Canada)
7.750% due 06/15/11 †	1,000,000	785,000
Aleris International Inc
9.000% due 12/15/14	1,000,000	830,000
10.000% due 12/15/16	2,000,000	1,630,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Ball Corp
6.625% due 03/15/18	$2,000,000	$1,990,000
Berry Plastics Holding Corp
8.866% due 09/15/14 §	1,500,000	1,410,000
8.875% due 09/15/14 †	500,000	477,500
10.250% due 03/01/16	3,000,000	2,640,000
Buckeye Technologies Inc
8.500% due 10/01/13	2,500,000	2,556,250
Chemtura Corp
6.875% due 06/01/16	500,000	472,500
Corp Durango SAB de CV (Mexico)
10.500% due 10/05/17 ~	2,000,000	1,820,000
Cosipa Commercial Ltd (Brazil)
8.250% due 06/14/16 ~	2,000,000	2,180,000
Crown Americas LLC
7.625% due 11/15/13	3,000,000	3,082,500
7.750% due 11/15/15 †	1,000,000	1,035,000
Dycom Industries Inc
8.125% due 10/15/15	2,000,000	1,990,000
FMG Finance Property Ltd (Australia)
10.625% due 09/01/16 ~	1,000,000	1,150,000
Freeport-McMoRan Copper & Gold Inc
8.250% due 04/01/15	3,000,000	3,187,500
Georgia-Pacific Corp
7.000% due 01/15/15 † ~	1,000,000	977,500
7.125% due 01/15/17 ~	1,000,000	977,500
8.125% due 05/15/11	2,000,000	2,040,000
Graham Packaging Co Inc
8.500% due 10/15/12	1,000,000	940,000
9.875% due 10/15/14 †	2,000,000	1,850,000
Graphic Packaging International Corp
9.500% due 08/15/13 †	1,000,000	992,500
Hercules Inc
6.750% due 10/15/29 †	2,400,000	2,322,000
Hexion U.S. Finance Corp
9.750% due 11/15/14	3,000,000	3,255,000
Ineos Group Holdings PLC (United Kingdom)
8.500% due 02/15/16 † ~	1,000,000	895,000
Jefferson Smurfit Corp
8.250% due 10/01/12	2,000,000	1,980,000
MacDermid Inc
9.500% due 04/15/17 † ~	500,000	472,500
Nalco Co
8.875% due 11/15/13 †	2,000,000	2,095,000
NewPage Corp
10.000% due 05/01/12	1,500,000	1,515,000
10.000% due 05/01/12 ~	1,000,000	1,010,000
Nortek Inc
8.500% due 09/01/14	4,000,000	3,220,000
Owens-Brockway Glass Container Inc
8.250% due 05/15/13	2,000,000	2,085,000
Plastipak Holdings Inc
8.500% due 12/15/15 ~	1,000,000	1,005,000
PNA Group Inc
10.750% due 09/01/16	1,000,000	945,000
Sino-Forest Corp (Canada)
9.125% due 08/17/11 ~	2,000,000	2,117,500
Smurfit-Stone Container Enterprises Inc
8.000% due 03/15/17	2,000,000	1,942,500
Steel Dynamics Inc
6.750% due 04/01/15 ~	2,000,000	1,940,000
7.375% due 11/01/12 ~	1,500,000	1,515,000
Texas Industries Inc
7.250% due 07/15/13 †	1,000,000	985,000
Tronox Worldwide LLC
9.500% due 12/01/12	2,000,000	1,940,000
Verso Paper Holdings LLC
9.125% due 08/01/14 †	500,000	507,500
Vitro SAB de CV (Mexico)
8.625% due 02/01/12	2,000,000	1,890,000
9.125% due 02/01/17	1,000,000	925,000

		71,055,750

Multi-Industry - 0.72%

Bombardier Inc (Canada)
8.000% due 11/15/14 ~	1,000,000	1,050,000
J.B. Poindexter & Co Inc
8.750% due 03/15/14	2,000,000	1,685,000
RBS Global & Rexnord Corp
9.500% due 08/01/14	1,500,000	1,492,500
Southern Star Central Corp
6.750% due 03/01/16	1,500,000	1,443,750

		5,671,250

Producer Durables - 2.17%

Alliant Techsystems Inc
6.750% due 04/01/16	2,000,000	2,010,000
American Tower Corp
7.000% due 10/15/17 ~	2,000,000	2,020,000
Baldor Electric Co
8.625% due 02/15/17	1,000,000	1,035,000
Desarrolladora Homex SAB de CV (Mexico)
7.500% due 09/28/15	2,000,000	2,025,000
General Cable Corp
7.125% due 04/01/17	1,000,000	985,000
Hawker Beechcraft Acquisition Co LLC
8.500% due 04/01/15 ~	1,500,000	1,503,750
K. Hovnanian Enterprises Inc
7.500% due 05/15/16 †	500,000	352,500
Terex Corp
7.375% due 01/15/14	2,500,000	2,543,750
8.000% due 11/15/17	1,000,000	1,017,500
The Manitowoc Co Inc
7.125% due 11/01/13	1,000,000	995,000
TransDigm Inc
7.750% due 07/15/14	2,650,000	2,703,000

		17,190,500

Technology - 4.84%

Alion Science & Technology Corp
10.250% due 02/01/15	1,000,000	857,500
Amkor Technology Inc
7.750% due 05/15/13	1,500,000	1,419,375
Avago Technologies Finance Pte (Singapore)
10.125% due 12/01/13	2,000,000	2,102,500
11.875% due 12/01/15	500,000	536,875
Celestica Inc (Canada)
7.625% due 07/01/13 †	3,000,000	2,812,500
DRS Technologies Inc
7.625% due 02/01/18	1,000,000	1,017,500
Freescale Semiconductor Inc
8.866% due 12/15/14 §	1,500,000	1,282,500
9.125% due 12/15/14	3,000,000	2,565,000
10.125% due 12/15/16 †	2,000,000	1,650,200
L-3 Communications Corp
6.125% due 07/15/13	2,000,000	1,975,000
6.375% due 10/15/15	2,000,000	1,980,000
Nortel Networks Ltd (Canada)
10.125% due 07/15/13 ~	1,000,000	1,035,000
NXP BV (Netherlands)
7.993% due 10/15/13 §	3,000,000	2,771,250
9.500% due 10/15/15 †	1,000,000	918,750
Open Solutions Inc
9.750% due 02/01/15 ~	1,000,000	916,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Sanmina-SCI Corp
6.750% due 03/01/13 †	$1,000,000	$875,000
7.741% due 06/15/10 ~ §	599,000	600,498
8.125% due 03/01/16 †	2,000,000	1,782,500
Seagate Technology HDD Holdings (Cayman)
6.800% due 10/01/16	2,000,000	1,960,000
Sensata Technologies BV (Netherlands)
8.000% due 05/01/14	1,500,000	1,417,500
Spansion Inc
8.249% due 06/01/13 ~ §	2,000,000	1,810,000
SunGard Data Systems Inc
9.125% due 08/15/13	3,000,000	3,067,500
10.250% due 08/15/15 †	1,000,000	1,027,500
Syniverse Technologies Inc
7.750% due 08/15/13	2,000,000	1,927,500

		38,308,198

Utilities - 11.87%

Allegheny Energy Supply Co LLC
8.250% due 04/15/12 ~	142,000	152,295
Alltel Corp
7.000% due 07/01/12	2,000,000	1,735,000
AmeriGas Partners LP
7.250% due 05/20/15	2,000,000	1,970,000
Cablevision Systems Corp
9.644% due 04/01/09 §	2,000,000	2,032,500
CCH I Holdings LLC
11.000% due 10/01/15	1,000,000	820,000
Centennial Communications Corp
10.000% due 01/01/13 †	2,000,000	2,090,000
10.981% due 01/01/13 §	2,000,000	2,055,000
Cincinnati Bell Inc
7.000% due 02/15/15 †	1,000,000	950,000
Citizens Communications Co
6.625% due 03/15/15	4,000,000	3,800,000
Cricket Communications Inc
9.375% due 11/01/14 ~	1,500,000	1,395,000
Digicel Group Ltd (Bermuda)
8.875% due 01/15/15 † ~	2,500,000	2,293,750
Edison Mission Energy
7.200% due 05/15/19 †	4,000,000	3,950,000
7.500% due 06/15/13	1,000,000	1,030,000
7.750% due 06/15/16 †	2,000,000	2,070,000
Energy Future Holdings Corp
10.875% due 11/01/17 ~	2,000,000	2,020,000
Ferrellgas Partners LP
8.750% due 06/15/12	1,000,000	1,032,500
Hawaiian Telcom Communications Inc
10.318% due 05/01/13 † §	2,000,000	2,025,000
Inergy LP
6.875% due 12/15/14	2,000,000	1,955,000
Intelsat Bermuda Ltd (Bermuda)
10.829% due 06/15/13 §	2,000,000	2,060,000
Intelsat Subsidiary Holding Co Ltd (Bermuda)
8.250% due 01/15/13	4,500,000	4,545,000
Intergen NV (Netherlands)
9.000% due 06/30/17 † ~	2,000,000	2,115,000
iPCS Inc
7.036% due 05/01/13 §	1,000,000	947,500
8.161% due 05/01/14 §	1,000,000	930,000
Kabel Deutschland GmbH (Germany)
10.625% due 07/01/14	3,000,000	3,165,000
Kinder Morgan Finance Co (Canada)
5.700% due 01/05/16	4,000,000	3,640,804
Level 3 Financing Inc
8.750% due 02/15/17	2,000,000	1,725,000
9.250% due 11/01/14	1,000,000	910,000
MetroPCS Wireless Inc
9.250% due 11/01/14 †	2,000,000	1,890,000
Mirant Americas Generation LLC
8.300% due 05/01/11	1,500,000	1,511,250
Mirant North America LLC
7.375% due 12/31/13	1,500,000	1,511,250
NTL Cable PLC (United Kingdom)
9.125% due 08/15/16	2,000,000	1,990,000
Qwest Communications International Inc
7.250% due 02/15/11	3,000,000	3,015,000
7.500% due 02/15/14 †	3,000,000	3,007,500
Qwest Corp
6.500% due 06/01/17	1,000,000	962,500
Rural Cellular Corp
10.661% due 11/01/12 §	2,000,000	2,050,000
Sierra Pacific Resources
8.625% due 03/15/14	1,045,000	1,121,841
Southern Union Co
7.200% due 11/01/66 † §	3,000,000	2,965,740
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15 ~	7,000,000	6,965,000
The AES Corp
7.750% due 03/01/14	2,000,000	2,025,000
8.000% due 10/15/17 ~	3,500,000	3,596,250
8.875% due 02/15/11 †	1,412,000	1,479,070
West Corp
9.500% due 10/15/14	3,000,000	2,955,000
11.000% due 10/15/16 †	1,000,000	997,500
Windstream Corp
8.125% due 08/01/13	2,500,000	2,600,000

		94,057,250

Total Corporate Bonds & Notes
(Cost $724,652,441)		698,890,844

CONVERTIBLE CORPORATE BONDS - 0.20%

Consumer Discretionary - 0.11%

WESCO International Inc
1.750% due 11/15/26	1,000,000	846,250

Health Care - 0.09%

Omnicare Inc
3.250% due 12/15/35	1,000,000	733,750

Total Convertible Corporate Bonds
(Cost $1,975,739)		1,580,000

SENIOR LOAN NOTES - 6.17%

Autos & Transportation - 0.36%

Lear Corp Term B
7.387% due 04/25/12 §	900,000	875,250
7.698% due 04/25/12 §	2,073,000	2,015,128

		2,890,378

Consumer Discretionary - 1.32%

Aramark Corp SR Secured
5.198% due 01/26/14 §	65,729	62,632
Aramark Corp SR Secured ‘B’
7.073% due 01/26/14 §	899,207	856,832
7.198% due 01/26/14 §	20,457	19,493
Catalina Marketing Corp Term B
8.231% due 10/01/14 §	1,995,000	1,930,332
HBI Branded Apparel (2nd Lien)
8.815% due 03/05/14 §	1,000,000	1,001,429

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
Idearc Inc Term B
6.830% due 11/15/14 §	$899,247	$857,911
6.830% due 11/17/14 §	90,753	86,581
Levi Strauss & Co
7.568% due 03/27/14 §	2,000,000	1,833,750
TL Acquisitions Inc
7.580% due 06/29/14 §	225,233	213,577
7.600% due 06/29/14 §	1,769,767	1,678,182
Tropicana Las Vegas
7.095% due 07/03/08 §	2,000,000	1,963,334

		10,504,053

Energy - 0.37%

Calpine Corp (1st Priority)
7.080% due 03/29/14 §	954,683	932,406
Venoco Inc (2nd Lien)
8.938% due 05/07/14 §	2,000,000	1,960,000

		2,892,406

Financial Services - 0.78%

First Data Corp Term B1
7.580% due 09/24/14 §	103,256	98,151
7.634% due 09/24/14 §	1,392,994	1,324,129
Nuveen Investments Inc Term B
7.830% due 11/13/14 §	1,555,076	1,541,080
7.858% due 11/13/14 §	388,769	385,270
7.865% due 11/13/14 §	1,056,155	1,046,650
Realogy Corp
5.283% due 10/10/13 §	424,242	372,391
Realogy Corp Term B
8.240% due 10/10/13 §	1,571,818	1,379,707

		6,147,378

Health Care - 0.61%

Biomet Inc Term B
8.203% due 03/25/15 §	1,995,000	1,977,554
HCA Inc Term B
7.080% due 11/18/13 §	2,970,000	2,865,925

		4,843,479

Integrated Oils - 0.50%

Sandridge Energy Inc
8.625% due 04/01/15 §	4,000,000	3,990,000

Materials & Processing - 0.58%

Georgia-Pacific Corp Term B
6.580% due 12/23/12 §	151,622	144,718
6.831% due 12/23/12 §	191,927	183,187
6.896% due 12/23/12 §	1,631,375	1,557,089
Ineos Holdings Ltd Term B2 (United Kingdom)
7.580% due 12/16/13 §	961,200	934,067
Ineos Holdings Ltd Term C2 (United Kingdom)
8.080% due 12/16/14 §	960,937	933,811
Noranda Aluminum Inc Term B
6.910% due 05/18/14 §	847,500	817,312

		4,570,184

Producer Durables - 0.19%

TransDigm Inc Term B
6.858% due 06/23/13 §	1,500,000	1,468,828

Utilities - 1.46%

Astoria Term B (1st Lien)
6.910% due 02/23/13 §	2,112,664	2,052,453
6.930% due 02/23/13 §	6,557	6,370
Hawaiian Telcom Communications Inc Term C
7.450% due 06/01/14 §	808,953	766,629
Intelsat Subsidiary Holding Co Ltd (Bermuda)
7.725% due 02/01/14 §	2,000,000	1,975,000
Leap Wireless Inc Term B
7.830% due 06/16/13 §	985,000	971,896
MetroPCS Wireless Inc Term B
7.188% due 11/03/13 §	1,875,000	1,804,558
7.500% due 11/03/13 §	1,087,500	1,046,644
Texas Competitive Electric Holdings Co LLC
Term B2
8.396% due 10/10/14 §	3,000,000	2,946,795

		11,570,345

Total Senior Loan Notes (Cost $50,187,321)		48,877,051

SHORT-TERM INVESTMENTS - 2.72%

Certificate of Deposit - 0.19%
UBS AG (Switzerland)
4.490% due 01/28/08	1,505,000	1,505,000

Commercial Paper - 1.16%

Dover Corp
4.250% due 01/18/08	2,660,000	2,654,662
International Lease Finance Corp
4.250% due 01/25/08	760,000	757,847
The Hershey Co
4.260% due 01/23/08	800,000	797,917
The Stanley Works
4.550% due 01/07/08	5,000,000	4,996,208

		9,206,634

Time Deposit - 1.37%

State Street Bank
3.850% due 01/02/08	10,826,000	10,826,000

Total Short-Term Investments (Cost $21,537,634)		21,537,634

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.17% (Cost $803,460,805)		777,760,534

	Shares
SECURITIES LENDING COLLATERAL - 11.91%

The Mellon GSL DBT II Collateral Fund
4.977% Δ
(Cost $94,346,504)	94,346,504	94,346,504

TOTAL INVESTMENTS - 110.08% (Cost $897,807,309)		872,107,038

OTHER ASSETS & LIABILITIES, NET - (10.08%)		(79,836,825)

NET ASSETS - 100.00%		$792,270,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

Notes to Schedule of Investments

(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	26.28%
Short-Term Investments & Securities Lending Collateral	14.63%
Utilities	13.33%
Financial Services	10.11%
Materials & Processing	9.54%
Energy	8.06%
Health Care	7.13%
Autos & Transportation	6.25%
Technology	4.84%
Integrated Oils	3.34%
Consumer Staples	3.00%
Producer Durables	2.36%
Multi-Industry	0.72%
Exchange-Traded Funds	0.49%

110.08%
Other Assets & Liabilities, Net	(10.08%)

100.00%

(b)	As of December 31, 2007, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	1.85%
BBB	1.40%
BB	29.75%
B	49.25%
CCC	15.88%
Not Rated	1.87%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $9,800,000 or 1.24% of the net assets as of December 31, 2007 which could be extended at the option of the borrower:

	Unfunded Loan	Unrealized
Borrower	Commitments	Depreciation

Harrah’s Entertainment Inc	$9,800,000	($188,334)

(e)	0.00% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 95.16%

Autos & Transportation - 0.68%

Southwest Airlines Co †	1,476,200	$18,009,640

Consumer Discretionary - 14.71%

Kimberly-Clark Corp †	571,500	39,627,810
Liberty Media Corp - Capital ‘A’ *	260,965	30,399,813
Liberty Media Corp - Interactive ‘A’ * †	1,276,525	24,356,097
Lowe’s Cos Inc	427,400	9,667,788
News Corp ‘B’	1,494,400	31,756,000
The Home Depot Inc †	317,800	8,561,532
Time Warner Inc	4,521,000	74,641,710
Viacom Inc ‘B’ * †	1,981,700	87,036,264
Wal-Mart Stores Inc	1,705,500	81,062,415

		387,109,429

Consumer Staples - 13.50%

Altria Group Inc	618,900	46,776,462
Anheuser-Busch Cos Inc †	475,700	24,898,138
Cadbury Schweppes PLC ADR (United Kingdom)	1,226,000	60,527,620
Kraft Foods Inc ‘A’ †	1,744,779	56,932,139
Sara Lee Corp †	531,300	8,532,678
The Coca-Cola Co	1,091,700	66,997,629
The Procter & Gamble Co †	353,700	25,968,654
Unilever NV ‘NY’ (Netherlands)	1,773,900	64,676,394

		355,309,714

Financial Services - 26.03%

Aflac Inc †	193,500	12,118,905
American International Group Inc	546,500	31,860,950
Bank of America Corp	2,156,500	88,977,190
Barclays PLC ADR † (United Kingdom)	58,400	2,357,608
Berkshire Hathaway Inc ‘B’ *	3,813	18,058,368
Citigroup Inc	2,554,600	75,207,424
Fannie Mae †	210,200	8,403,796
Freddie Mac †	581,500	19,811,705
Genworth Financial Inc ‘A’	373,500	9,505,575
JPMorgan Chase & Co †	879,400	38,385,810
MBIA Inc †	159,700	2,975,211
Merrill Lynch & Co Inc †	495,000	26,571,600
MetLife Inc †	422,300	26,022,126
The Bank of New York Mellon Corp	923,754	45,042,245
The Bear Stearns Cos Inc †	137,600	12,143,200
The Chubb Corp †	1,195,040	65,225,283
The Hartford Financial Services Group Inc	137,100	11,953,749
The PNC Financial Services Group Inc	350,800	23,030,020
The Travelers Cos Inc	314,600	16,925,480
The Western Union Co	519,000	12,601,320
Torchmark Corp †	199,700	12,087,841
U.S. Bancorp †	497,300	15,784,302
Wachovia Corp	1,752,800	66,658,984
Wells Fargo & Co	1,426,500	43,066,035

		684,774,727

Health Care - 18.33%

Abbott Laboratories	830,900	46,655,035
Boston Scientific Corp * †	1,455,600	16,928,628
Bristol-Myers Squibb Co	2,429,100	64,419,732
Cardinal Health Inc	683,300	39,460,575
CVS Caremark Corp †	1,257,000	49,965,750
Eli Lilly & Co †	750,000	40,042,500
GlaxoSmithKline PLC ADR (United Kingdom)	453,900	22,872,021
Pfizer Inc	1,842,300	41,875,479
Roche Holding AG ADR (Switzerland)	128,400	11,091,744
Schering-Plough Corp †	2,238,600	59,636,304
UnitedHealth Group Inc	182,900	10,644,780
WellPoint Inc *	101,400	8,895,822
Wyeth	1,577,200	69,696,468

		482,184,838

Materials & Processing - 8.03%

Alcoa Inc	515,000	18,823,250
E.I. du Pont de Nemours & Co	1,454,800	64,142,132
International Paper Co †	3,064,717	99,235,537
Newmont Mining Corp †	86,900	4,243,327
Rohm & Haas Co †	466,000	24,730,620

		211,174,866

Multi-Industry - 1.28%

General Electric Co	908,302	33,670,755

Producer Durables - 0.30%

Cognex Corp	55,100	1,110,265
KLA-Tencor Corp †	139,500	6,718,320

		7,828,585

Technology - 5.27%

Alcatel-Lucent ADR (France)	178,400	1,305,888
Computer Sciences Corp * †	172,100	8,513,787
Dell Inc *	965,900	23,674,209
Flextronics International Ltd * (Singapore)	143,400	1,729,404
Hewlett-Packard Co †	355,000	17,920,400
Intel Corp †	545,800	14,551,028
International Business Machines Corp †	307,600	33,251,560
Microsoft Corp †	643,800	22,919,280
Telefonaktiebolaget LM Ericsson ADR (Sweden)	297,600	6,948,960
Texas Instruments Inc †	236,000	7,882,400

		138,696,916

Utilities - 7.03%

AT&T Inc	907,500	37,715,700
Comcast Corp ‘A’ * †	3,759,300	68,644,818
Verizon Communications Inc	1,801,400	78,703,166

		185,063,684

Total Common Stocks (Cost $2,617,741,917)		2,503,823,154

	Principal
	Amount
SHORT-TERM INVESTMENTS - 4.68%

U.S. Government Agency Issue - 4.61%

Federal Home Loan Bank 3.296% due 01/02/08	$121,200,000	121,189,058

Time Deposit - 0.07%

State Street Bank 3.850% due 01/02/08	1,732,000	1,732,000

Total Short-Term Investments (Cost $122,921,058)		122,921,058

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.84% (Cost $2,740,662,975)		2,626,744,212

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.67%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $201,855,278)	201,855,278	$201,855,278

TOTAL INVESTMENTS - 107.51% (Cost $2,942,518,253)		2,828,599,490

OTHER ASSETS & LIABILITIES, NET - (7.51%)		(197,529,003)

NET ASSETS - 100.00%		$2,631,070,487

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	26.03%
Health Care	18.33%
Consumer Discretionary	14.71%
Consumer Staples	13.50%
Short-Term Investments & Securities Lending Collateral	12.35%
Materials & Processing	8.03%
Utilities	7.03%
Technology	5.27%
Multi-Industry	1.28%
Autos & Transportation	0.68%
Producer Durables	0.30%

107.51%
Other Assets & Liabilities, Net	(7.51%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 94.34%

Autos & Transportation - 6.27%

C.H. Robinson Worldwide Inc †	649,440	$35,147,693
Expeditors International of Washington Inc †	600,385	26,825,202
Grupo Aeroportuario del Pacifico SA de CV ADR (Mexico)	374,978	16,735,268
UAL Corp * †	348,973	12,444,377

		91,152,540

Consumer Discretionary - 39.86%

Abercrombie & Fitch Co ‘A’ †	496,166	39,678,395
Alibaba.com Ltd * (Cayman)	2,885,700	10,232,847
Apollo Group Inc ‘A’ * †	273,596	19,192,759
Baidu.com Inc ADR * † (Cayman)	117,239	45,768,933
Chipotle Mexican Grill Inc ‘B’ *	187,084	23,020,686
Choice Hotels International Inc †	376,610	12,503,452
ChoicePoint Inc * †	490,653	17,869,582
Coach Inc * †	717,694	21,947,083
Ctrip.com International Ltd ADR (Cayman)	381,620	21,931,701
Discovery Holding Co ‘A’ * †	881,613	22,163,751
Focus Media Holding Ltd ADR * † (Cayman)	302,561	17,188,490
Grupo Televisa SA ADR † (Mexico)	869,615	20,670,749
Iron Mountain Inc * †	612,547	22,676,490
Lamar Advertising Co ‘A’ †	403,023	19,373,316
Li & Fung Ltd + (Bermuda)	8,098,000	32,284,477
Lululemon Athletica Inc * †	466,298	22,088,536
Marriott International Inc ‘A’ †	571,400	19,530,452
Mohawk Industries Inc * †	174,957	13,016,801
Monster Worldwide Inc * †	630,852	20,439,605
NHN Corp * + (South Korea)	94,912	22,632,395
priceline.com Inc * †	196,930	22,619,380
Starbucks Corp *	1,662,916	34,039,890
The Corporate Executive Board Co †	488,852	29,380,005
Wynn Resorts Ltd †	440,597	49,404,142

		579,653,917

Energy - 2.97%

Southwestern Energy Co * †	774,244	43,140,876

Financial Services - 11.78%

Alleghany Corp * †	42,079	16,915,758
Brookfield Asset Management Inc ‘A’ (Canada)	530,670	18,928,999
Calamos Asset Management Inc ‘A’ †	680,439	20,263,473
GLG Partners Inc * †	1,024,569	13,934,138
IntercontinentalExchange Inc * †	172,496	33,205,480
Leucadia National Corp †	529,429	24,936,106
MasterCard Inc ‘A’ †	144,100	31,010,320
Morningstar Inc * †	155,273	12,072,476

		171,266,750

Health Care - 7.86%

Gen-Probe Inc * †	381,895	24,032,652
Illumina Inc * †	522,072	30,937,987
Stericycle Inc * †	531,486	31,570,268
Techne Corp * †	419,867	27,732,215

		114,273,122

Integrated Oils - 5.20%

Ultra Petroleum Corp * † (Canada)	1,058,060	75,651,290

Materials & Processing - 7.28%

Aecom Technology Corp * †	371,273	10,607,270
Forest City Enterprises Inc ‘A’ †	361,625	16,070,615
Martin Marietta Materials Inc †	273,067	36,208,684
Nalco Holding Co †	1,204,640	29,128,195
Texas Industries Inc †	197,516	13,845,872

		105,860,636

Producer Durables - 2.12%

Crown Castle International Corp * †	472,403	19,651,965
NVR Inc * †	21,308	11,165,392

		30,817,357

Technology - 5.66%

Autodesk Inc * †	263,713	13,122,359
Equinix Inc * †	267,410	27,027,129
IHS Inc ‘A’ *	307,115	18,598,884
salesforce.com inc * †	375,482	23,538,967

		82,287,339

Utilities - 5.34%

NII Holdings Inc * †	464,395	22,439,566
Questar Corp †	381,475	20,637,798
Tencent Holdings Ltd + (Cayman)	4,642,000	34,670,498

		77,747,862

Total Common Stocks (Cost $1,234,727,621)		1,371,851,689

OPEN-END MUTUAL FUND - 2.96%

Aeroplan Income Fund (Canada)	1,792,865	43,052,739

Total Open-End Mutual Fund (Cost $28,073,872)		43,052,739

	Principal
	Amount
SHORT-TERM INVESTMENTS - 3.03%

U.S. Government Agency Issue - 3.02%

Federal Home Loan Bank 3.250% due 01/02/08	$43,900,000	43,896,037

Time Deposit - 0.01%

State Street Bank 3.850% due 01/02/08	104,000	104,000

Total Short-Term Investments (Cost $44,000,037)		44,000,037

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.33% (Cost $1,306,801,530)		1,458,904,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 28.11%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $408,735,662)	408,735,662	$408,735,662

TOTAL INVESTMENTS - 128.44% (Cost $1,715,537,192)		1,867,640,127

OTHER ASSETS & LIABILITIES, NET - (28.44%)		(413,493,808)

NET ASSETS - 100.00%		$1,454,146,319

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	39.86%
Short-Term Investments & Securities Lending Collateral	31.14%
Financial Services	11.78%
Health Care	7.86%
Materials & Processing	7.28%
Autos & Transportation	6.27%
Technology	5.66%
Utilities	5.34%
Integrated Oils	5.20%
Energy	2.97%
Open-End Mutual Fund	2.96%
Producer Durables	2.12%

128.44%
Other Assets & Liabilities, Net	(28.44%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $89,587,370 or 6.16% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 97.08%

Consumer Discretionary - 6.05%

Millennium & Copthorne Hotels PLC + (United Kingdom)	651,570	$5,280,203
Morgans Hotel Group Co * †	536,220	10,338,322
Starwood Hotels & Resorts Worldwide Inc	983,775	43,315,613

		58,934,138

Financial Services - 88.51%

Acadia Realty Trust REIT †	210,330	5,386,551
AMB Property Corp REIT †	352,280	20,277,237
American Campus Communities Inc REIT †	18,780	504,243
AvalonBay Communities Inc REIT †	481,008	45,282,093
Boston Properties Inc REIT †	585,605	53,764,395
Brandywine Realty Trust REIT †	678,047	12,157,383
BRE Properties Inc REIT †	81,983	3,322,771
Brookfield Properties Corp † (Canada)	2,364,802	45,522,438
Camden Property Trust REIT †	212,431	10,228,553
Cedar Shopping Centers Inc REIT †	151,120	1,545,958
Cogdell Spencer Inc REIT	119,210	1,899,015
DCT Industrial Trust Inc REIT †	369,473	3,439,794
Developers Diversified Realty Corp REIT †	115,020	4,404,116
DiamondRock Hospitality Co REIT †	258,690	3,875,176
Douglas Emmett Inc REIT	47,080	1,064,479
Duke Realty Corp REIT †	803,545	20,956,454
EastGroup Properties Inc REIT †	24,940	1,043,739
Equity Lifestyle Properties Inc REIT †	324,047	14,799,226
Equity One Inc REIT †	2,200	50,666
Equity Residential REIT †	1,936,657	70,629,881
Essex Property Trust Inc REIT †	185,365	18,071,234
Federal Realty Investment Trust REIT †	260,366	21,389,067
General Growth Properties Inc REIT †	366,170	15,078,881
GMH Communities Trust REIT †	426,770	2,355,770
HCP Inc REIT	161,893	5,630,639
Healthcare Realty Trust Inc REIT †	735,180	18,666,220
Hersha Hospitality Trust REIT	431,026	4,094,747
Host Hotels & Resorts Inc REIT †	3,387,951	57,730,685
Kilroy Realty Corp REIT †	95,619	5,255,220
Kimco Realty Corp REIT †	660	24,024
Liberty Property Trust REIT †	801,407	23,088,536
Mack-Cali Realty Corp REIT †	772,441	26,262,994
Mid-America Apartment Communities Inc REIT	60,855	2,601,551
Parkway Properties Inc REIT †	24,369	901,166
Plum Creek Timber Co Inc REIT †	232,583	10,708,121
Post Properties Inc REIT †	562,201	19,744,499
ProLogis REIT †	355,955	22,560,428
PS Business Parks Inc REIT †	73,997	3,888,542
Public Storage REIT †	348,558	25,587,643
Ramco-Gershenson Properties Trust REIT †	104,750	2,238,508
Regency Centers Corp REIT †	527,519	34,019,700
Senior Housing Properties Trust REIT †	1,032,940	23,427,079
Simon Property Group Inc REIT †	1,018,105	88,432,600
SL Green Realty Corp REIT †	141,790	13,251,693
Sovran Self Storage Inc REIT †	166,437	6,674,124
Strategic Hotels & Resorts Inc REIT †	1,134,374	18,978,077
Taubman Centers Inc REIT †	137,440	6,760,674
The Macerich Co REIT †	416,654	29,607,433
UDR Inc REIT †	43,970	872,804
Universal Health Realty Income Trust REIT †	74,300	2,633,192
U-Store-It Trust REIT †	67,180	615,369
Ventas Inc REIT †	28,000	1,267,000
Vornado Realty Trust REIT †	333,255	29,309,777
Weingarten Realty Investors REIT †	9,990	314,086

		862,196,251

Health Care - 0.71%

Assisted Living Concepts Inc ‘A’ * †	928,588	6,964,410

Materials & Processing - 1.81%

Forest City Enterprises Inc ‘A’ †	397,780	17,677,343

Total Common Stocks (Cost $886,895,212)		945,772,142

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.78%

Time Deposit - 1.78%

State Street Bank 3.850% due 01/02/08	$17,281,000	17,281,000

Total Short-Term Investment (Cost $17,281,000)		17,281,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.86% (Cost $904,176,212)		963,053,142

	Shares
SECURITIES LENDING COLLATERAL - 26.44%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $257,598,837)	257,598,837	257,598,837

TOTAL INVESTMENTS - 125.30% (Cost $1,161,775,049)		1,220,651,979

OTHER ASSETS & LIABILITIES, NET - (25.30%)		(246,445,291)

NET ASSETS - 100.00%		$974,206,688

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified by property sector as a percentage of net assets as follows:

Office/Industrial	23.75%
Retail	21.45%
Residential	17.82%
Lodging	14.74%
Diversified	8.64%
Healthcare/Assisted Living	6.21%
Self Storage	3.37%
Land	1.10%

97.08%
Short-Term Investment & Securities Lending Collateral	28.22%
Other Assets & Liabilities, Net	(25.30%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $5,280,203 or 0.54% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO (Formerly VN Small-Cap Value Portfolio)
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 95.56%

Autos & Transportation - 1.07%

Forward Air Corp †	150,150	$4,680,176

Consumer Discretionary - 10.24%

Aaron Rents Inc †	287,391	5,529,403
AFC Enterprises Inc * †	297,750	3,370,530
Columbia Sportswear Co †	98,508	4,343,218
Monro Muffler Brake Inc †	186,278	3,630,558
Regis Corp	136,090	3,805,076
Stage Stores Inc †	151,129	2,236,709
Tempur-Pedic International Inc	181,525	4,714,204
The Men’s Wearhouse Inc †	140,925	3,802,157
Triarc Cos Inc ‘B’ †	559,095	4,897,672
Waste Connections Inc * †	128,090	3,957,981
WESCO International Inc * †	112,645	4,465,248

		44,752,756

Consumer Staples - 1.80%

Ralcorp Holdings Inc * †	129,325	7,861,667

Energy - 12.53%

Arena Resources Inc *	142,100	5,926,991
Atwood Oceanics Inc * †	63,925	6,407,842
Concho Resources Inc *	361,500	7,450,515
Continental Resources Inc *	289,325	7,560,062
Gulfport Energy Corp * †	333,105	6,082,497
Oil States International Inc * †	144,125	4,917,545
Petrohawk Energy Corp *	309,775	5,362,205
PetroQuest Energy Inc * †	463,000	6,620,900
Superior Energy Services Inc * †	130,175	4,480,624

		54,809,181

Financial Services - 20.10%

Affiliated Managers Group Inc * †	85,050	9,989,973
Cullen/Frost Bankers Inc †	114,775	5,814,502
First Cash Financial Services Inc * †	313,641	4,604,250
HCC Insurance Holdings Inc	304,144	8,722,850
Hilb Rogal & Hobbs Co †	131,825	5,348,140
IPC Holdings Ltd (Bermuda)	213,000	6,149,310
KBW Inc * †	144,525	3,698,395
McGrath RentCorp †	167,377	4,309,958
Prosperity Bancshares Inc †	214,275	6,297,542
Provident Bankshares Corp	108,400	2,318,676
Raymond James Financial Inc	311,212	10,164,184
United Bankshares Inc †	118,550	3,321,771
United Fire & Casualty Co †	190,724	5,548,161
Waddell & Reed Financial Inc ‘A’ †	223,375	8,061,604
Whitney Holding Corp †	136,100	3,559,015

		87,908,331

Health Care - 7.13%

Healthcare Services Group Inc †	218,712	4,632,320
Healthspring Inc * †	278,375	5,303,044
LHC Group Inc * †	239,540	5,983,709
Medical Action Industries Inc * †	183,739	3,830,958
Owens & Minor Inc †	104,325	4,426,510
Pediatrix Medical Group Inc *	102,575	6,990,486

		31,167,027

Materials & Processing - 11.75%

Airgas Inc	125,450	6,537,200
Cleveland-Cliffs Inc †	50,375	5,077,800
Corn Products International Inc	133,855	4,919,171
Cytec Industries Inc	51,590	3,176,912
FMC Corp †	80,100	4,369,455
Granite Construction Inc †	96,825	3,503,128
Lennox International Inc †	182,975	7,578,824
The Scotts Miracle-Gro Co ‘A’ †	133,675	5,002,118
The Valspar Corp †	233,250	5,257,455
URS Corp *	109,550	5,951,852

		51,373,915

Multi-Industry - 2.08%

Brunswick Corp †	157,900	2,692,195
Teleflex Inc	101,325	6,384,488

		9,076,683

Producer Durables - 18.96%

Actuant Corp ‘A’	206,700	7,029,867
Alliant Techsystems Inc * †	73,240	8,331,782
ATMI Inc * †	137,540	4,435,665
Brooks Automation Inc * †	362,275	4,785,653
CommScope Inc * †	161,075	7,926,501
General Cable Corp * †	136,675	10,015,544
Kennametal Inc	159,250	6,029,205
Lincoln Electric Holdings Inc	100,650	7,164,267
Moog Inc ‘A’ * †	132,810	6,084,026
Nordson Corp †	116,620	6,759,295
Regal-Beloit Corp †	131,450	5,908,678
Rofin-Sinar Technologies Inc * †	55,794	2,684,249
Team Inc * †	63,536	2,324,147
Ultra Clean Holdings Inc *	282,175	3,442,535

		82,921,414

Technology - 7.00%

DRS Technologies Inc †	91,350	4,957,564
MICROS Systems Inc * †	72,445	5,082,741
Microsemi Corp * †	254,750	5,640,165
Sybase Inc * †	312,200	8,145,298
Tyler Technologies Inc * †	292,425	3,769,358
Vignette Corp * †	205,375	3,000,529

		30,595,655

Utilities - 2.90%

Vectren Corp	272,375	7,901,599
Westar Energy Inc †	184,040	4,773,998

		12,675,597

Total Common Stocks (Cost $417,887,899)		417,822,402

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.81%

Time Deposit - 5.81%

State Street Bank 3.850% due 01/02/08	$25,424,000	25,424,000

Total Short-Term Investment (Cost $25,424,000)		25,424,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.37% (Cost $443,311,899)		443,246,402

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL - 29.52%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $129,057,085)	129,057,085	$129,057,085

TOTAL INVESTMENTS - 130.89% (Cost $572,368,984)		572,303,487

OTHER ASSETS & LIABILITIES, NET - (30.89%)		(135,053,310)

NET ASSETS - 100.00%		$437,250,177

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	35.33%
Financial Services	20.10%
Producer Durables	18.96%
Energy	12.53%
Materials & Processing	11.75%
Consumer Discretionary	10.24%
Health Care	7.13%
Technology	7.00%
Utilities	2.90%
Multi-Industry	2.08%
Consumer Staples	1.80%
Autos & Transportation	1.07%

130.89%
Other Assets & Liabilities, Net	(30.89%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-113

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2007

Explanation of Symbols for Schedules of Investments
*	Non-income producing securities.

†	Securities (or a portion of securities) on loan as of December 31, 2007.

+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees (the “Board”), including considerations to determine fair values for certain foreign equity securities, if applicable.

Δ	Rate shown reflects 7-day yield as of December 31, 2007.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933 Act.

◊	Restricted Securities. These securities are not registered, and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.

”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate shown is based on the latest available information as of December 31, 2007.

¤	Securities were in default as of December 31, 2007.

±	Securities are grouped by coupon rate and represent a range of maturities.

⌂	A portion of this security is subject to call/put options written.

♦	Underlying municipal bond security transferred to a Tender Option Bond Trust.

‡	Securities were fully/partially segregated with the broker(s)/custodian to cover margin requirements for open futures contracts as of December 31, 2007.

Φ	Securities were fully/partially segregated with the broker(s)/custodian as collateral for option contracts written as of June 30, 2007.

□	Securities were fully/partially segregated with the broker(s)/custodian as collateral for swap contracts as of December 31, 2007.

Ω	Securities were fully/partially segregated with the broker(s)/custodian as collateral for securities purchased on a delayed-delivery basis as of December 31, 2007.

λ	Total shares owned by the portfolio as of December 31, 2007 were less than one share.

∞	Unsettled position. Contract rates do not take effect until settlement date.

•	Participation interests in loans.

▼	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to Fund policy and procedures. Under the Fund’s policy, a holding is generally deemed illiquid if it cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount which a portfolio has valued the holding. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell a holding quickly for its full value. When calculating the percentage of each portfolio’s illiquid holdings, the absolute value of appreciation/depreciation was used for off balance sheet items, and market value was used for all other items.

Explanation of Terms for Schedules of Investments
Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar
Other Abbreviations:

ADR	American Depositary Receipt
CBOE	Chicago Board Options Exchange
CBOT	Chicago Board of Trade
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
EUX	European Exchange
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
HSI	Hong Kong stock Exchange
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PO	Principal Only
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible (Non-Convertible savings shares on Italian Stock Exchanges)
TSE	Toronto Stock Exchange
XAMS	Amsterdam Stock Exchange
XVTX	Virt-X Pan-European Stock Exchange
Note:
The descriptions and industry classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007
(In thousands, except per share amounts)

	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth	Value	Small-Cap	Index	Index	Research
	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$1,117,834	$3,999,608	$1,089,718	$2,355,253	$2,006,721	$1,777,698
Cash (2)	1	8,984	—	5,159	2,257	1
Foreign currency held, at value	—	23,413	3,623	—	—	—
Receivables:
Dividends and interest	138	6,198	1,860	3,170	1,983	2,259
Fund shares sold	145	4,663	2,163	341	1,547	1,963
Securities sold	6,234	215	1	1,863	4,693	1,328
Other assets	—	—	9	—	—	—

Total Assets	1,124,352	4,043,081	1,097,374	2,365,786	2,017,201	1,783,249

LIABILITIES
Payable upon return of securities loaned	280,911	40,388	42,894	239,976	468,879	257,118
Payables:
Fund shares redeemed	45	1	—	6	—	—
Securities purchased	3,412	25,272	3,118	1,745	5,344	6,425
Variation margin	—	299	—	284	209	—
Accrued advisory fees	427	2,204	754	91	395	849
Accrued service fees	18	87	23	47	34	33
Accrued support services expenses	28	73	27	42	43	25
Accrued portfolio accounting and tax fees	2	17	15	7	4	5
Accrued deferred trustee compensation and retirement benefits	14	71	2	74	48	23
Accrued other	44	185	84	103	66	71
Other liabilities	—	60	—	—	—	—

Total Liabilities	284,901	68,657	46,917	242,375	475,022	264,549

NET ASSETS	$839,451	$3,974,424	$1,050,457	$2,123,411	$1,542,179	$1,518,700

NET ASSETS CONSIST OF:
Paid-in capital	$839,451	$3,509,994	$1,015,251	$2,123,411	$1,542,179	$1,518,700
Undistributed net investment income	—	800	1,661	—	—	—
Undistributed/accumulated net realized gain (loss)	—	164,776	(33,602)	—	—	—
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	—	298,854	67,147	—	—	—

NET ASSETS	$839,451	$3,974,424	$1,050,457	$2,123,411	$1,542,179	$1,518,700

Shares outstanding, $.001 par value (unlimited shares authorized)	63,101	216,727	98,431	63,107	112,905	112,484

Net Asset Value Per Share	$13.30	$18.34	$10.67	$33.65	$13.66	$13.50

Investments, at cost	$1,054,814	$3,700,786	$1,022,572	$2,036,884	$1,974,676	$1,679,503
Securities on loan, at value	268,982	38,170	40,774	230,540	442,943	246,510
Foreign currency held, at cost	—	23,250	3,610	—	—	—

(1)	Formerly named Fasciano Small Equity Portfolio.

(2)	Includes margin deposits segregated for futures contracts in the International Value and Equity Index Portfolios of $8,984 and $5,000, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007
(In thousands, except per share amounts)

		American Funds	American Funds	Large-Cap		Short Duration
	Equity	Growth-Income	Growth	Value	Technology	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$306,107	$2,073,783	$1,559,660	$3,006,687	$162,401	$1,560,868
Repurchase agreements, at value	—	—	—	123,788	—	120,600
Cash	1	649	—	1	—	—
Foreign currency held, at value	—	—	—	—	11	—
Receivables:
Dividends and interest	233	—	—	4,214	7	8,193
Fund shares sold	59	2,723	1,391	2,546	470	564
Securities sold	116	—	—	—	1,254	—
Variation margin	—	—	—	—	—	126
Other assets	—	218	1,531	—	—	—

Total Assets	306,516	$2,077,373	1,562,582	3,137,236	164,143	1,690,351

LIABILITIES
Payable upon return of securities loaned	42,666	—	—	78,242	28,662	122,870
Payables:
Fund shares redeemed	105	—	42	32	10	101
Securities purchased	1,919	2,723	1,350	—	2,214	5,175
Due to custodian	—	—	2,046	—	—	—
Accrued advisory fees	104	693	531	1,536	101	527
Accrued service fees	6	46	34	67	3	34
Accrued support services expenses	5	27	24	59	3	24
Accrued portfolio accounting and tax fees	2	4	4	8	2	18
Accrued deferred trustee compensation and retirement benefits	20	15	9	82	4	39
Accrued other	16	94	78	145	13	61
Other liabilities	—	1,530	—	—	—	—

Total Liabilities	44,843	5,132	4,118	80,171	31,012	128,849

NET ASSETS	$261,673	$2,072,241	$1,558,464	$3,057,065	$133,131	$1,561,502

NET ASSETS CONSIST OF:
Paid-in capital	$261,673	$2,072,241	$1,558,464	$3,057,065	$133,131	$1,604,735
Undistributed net investment income	—	—	—	—	—	915
Accumulated net realized loss	—	—	—	—	—	(41,121)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	—	—	—	—	—	(3,027)

NET ASSETS	$261,673	$2,072,241	$1,558,464	$3,057,065	$133,131	$1,561,502

Shares outstanding, $.001 par value (unlimited shares authorized)	11,806	166,172	108,236	215,081	17,367	161,835

Net Asset Value Per Share	$22.16	$12.47	$14.40	$14.21	$7.67	$9.65

Investments, at cost	$289,699	$1,937,579	$1,397,598	$2,685,901	$152,903	$1,568,559
Repurchase agreements, at cost	—	—	—	123,788	—	120,600
Securities on loan, at value	40,609	—	—	75,650	27,670	115,810
Foreign currency held, at cost	—	—	—	—	11	—

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007
(In thousands, except per share amounts)

	Floating	Diversified	Growth	Focused	Health	Mid-Cap
	Rate Loan	Bond	LT	30	Sciences	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$796,840	$3,046,914	$2,065,257	$452,733	$183,467	$5,044,473
Cash (1)	2,854	—	1,977	1	—	—
Foreign currency held, at value	—	143	1,075	—	19	—
Deposits with brokers for securities sold short	—	109,362	—	—	—	—
Receivables:
Dividends and interest	10,523	14,598	1,434	111	31	4,490
Fund shares sold	542	1,270	257	693	5	8,995
Securities sold	2,002	492,330	12,282	—	17	—
Swap agreements	—	6,262	—	—	—	—
Swap appreciation	—	8,324	—	—	—	—
Forward foreign currency contracts appreciation	—	748	650	—	—	—

Total Assets	812,761	3,679,951	2,082,932	453,538	183,539	5,057,958

LIABILITIES
Payable upon return of securities loaned	—	190,027	115,978	79,044	43,622	594,855
Payables:
Fund shares redeemed	46	113	430	17	48	—
Securities purchased	39,036	1,319,257	7,704	—	—	67,637
Swap agreements	—	7,395	—	—	—	—
Securities sold short, at value	—	110,254	—	—	—	—
Due to custodian	—	504	65	—	8	—
Variation margin	—	1,004	—	—	—	—
Accrued advisory fees	489	679	909	228	105	2,429
Accrued service fees	17	44	43	8	3	96
Accrued support services expenses	30	40	38	6	6	69
Accrued portfolio accounting and tax fees	150	17	7	3	3	11
Accrued deferred trustee compensation and retirement benefits	1	3	73	4	5	64
Accrued other	93	174	165	29	12	189
Outstanding options written, at value	—	15,198	92	—	—	—
Swap depreciation	—	13,952	—	—	—	—
Forward foreign currency contracts depreciation	—	89	1,251	—	—	—
Unfunded loan commitment depreciation	248	—	—	—	—	—
Other liabilities	113	4	45	—	—	—

Total Liabilities	40,223	1,658,754	126,800	79,339	43,812	665,350

NET ASSETS	$772,538	$2,021,197	$1,956,132	$374,199	$139,727	$4,392,608

NET ASSETS CONSIST OF:
Paid-in capital	$818,444	$2,086,689	$1,956,132	$374,199	$139,727	$4,392,608
Undistributed net investment income	267	2,330	—	—	—	—
Accumulated net realized loss	(2,276)	(20,741)	—	—	—	—
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(43,897)	(47,081)	—	—	—	—

NET ASSETS	$772,538	$2,021,197	$1,956,132	$374,199	$139,727	$4,392,608

Shares outstanding, $.001 par value (unlimited shares authorized)	82,102	206,798	74,954	23,209	11,571	255,965

Net Asset Value Per Share	$9.41	$9.77	$26.10	$16.12	$12.08	$17.16

Investments, at cost	$840,505	$3,083,076	$1,739,040	$357,149	$160,552	$5,410,885
Securities on loan, at value	—	184,224	111,720	76,309	41,489	569,793
Foreign currency held, at cost	—	146	1,077	—	20	—
Proceeds from securities sold short	—	109,362	—	—	—	—
Premiums received from outstanding options written	—	14,342	59	—	—	—

(1)	Includes margin deposits segregated for options contracts in the Growth LT Portfolio of $1,977.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007
(In thousands, except per share amounts)

	Large-Cap	International	Small-Cap	Multi-	Main Street	Emerging
	Growth	Large-Cap	Value	Strategy	Core	Markets
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$1,180,710	$3,255,443	$793,259	$501,168	$2,701,301	$2,229,774
Cash	165	1	1,131	—	605	1
Foreign currency held, at value	—	—	—	—	—	5,281
Receivables:
Dividends and interest	601	5,831	877	1,559	2,891	2,625
Fund shares sold	83	1,366	93	1	2,503	61
Securities sold	1,185	—	634	667	15,760	4,272
Swap agreements	—	—	—	2,540	—	—
Swap appreciation	—	—	—	1,053	—	—
Other assets	—	100	—	—	—	—

Total Assets	1,182,744	3,262,741	795,994	506,988	2,723,060	2,242,014

LIABILITIES
Payable upon return of securities loaned	152,383	37,963	198,771	27,184	149,493	92,530
Payables:
Fund shares redeemed	452	96	165	467	282	603
Securities purchased	2,032	7,315	3,507	26,490	19,160	2,192
Swap agreements	—	—	—	671	—	—
Due to custodian	—	—	—	7	—	—
Variation margin	—	—	—	32	—	—
Deferred foreign capital gains tax	—	—	—	—	—	2,157
Accrued advisory fees	614	2,079	380	174	978	1,456
Accrued service fees	23	71	13	10	56	47
Accrued support services expenses	17	52	20	15	37	51
Accrued portfolio accounting and tax fees	5	16	3	34	7	23
Accrued deferred trustee compensation and retirement benefits	47	60	14	26	64	20
Accrued other	35	133	30	106	109	193
Swap depreciation	—	—	—	1,905	—	—

Total Liabilities	155,608	47,785	202,903	57,121	170,186	99,272

NET ASSETS	$1,027,136	$3,214,956	$593,091	$449,867	$2,552,874	$2,142,742

NET ASSETS CONSIST OF:
Paid-in capital	$1,027,136	$2,185,502	$593,091	$449,867	$2,552,874	$1,303,016
Undistributed net investment income	—	9,904	—	—	—	1,638
Undistributed net realized gain	—	658,854	—	—	—	297,108
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	—	360,696	—	—	—	540,980

NET ASSETS	$1,027,136	$3,214,956	$593,091	$449,867	$2,552,874	$2,142,742

Shares outstanding, $.001 par value (unlimited shares authorized)	109,488	338,623	41,184	25,118	102,289	102,214

Net Asset Value Per Share	$9.38	$9.49	$14.40	$17.91	$24.96	$20.96

Investments, at cost	$1,004,252	$2,894,855	$738,775	$457,375	$2,660,256	$1,686,614
Securities on loan, at value	148,143	35,519	191,153	26,102	143,197	87,938
Foreign currency held, at cost	—	—	—	—	—	5,328

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007
(In thousands, except per share amounts)

	Managed	Inflation	Money	High Yield		Mid-Cap
	Bond	Managed	Market	Bond	Comstock	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$6,887,895	$9,497,054	$1,044,601	$872,107	$2,828,599	$1,867,640
Repurchase agreements, at value	57,000	—	—	—	—	—
Cash (1)	32,625	20,295	—	553	176	26
Foreign currency held, at value	43,283	15,222	—	—	—	8
Deposits with brokers for securities sold short	2,044,419	917,108	—	—	—	—
Receivables:
Dividends and interest	51,189	32,302	2,528	14,463	3,017	332
Fund shares sold	223	255	4,696	196	4,585	342
Securities sold	2,177,044	162,495	—	38	—	—
Swap agreements	39,027	21,672	—	—	—	—
Variation margin	6,324	—	—	—	—	—
Swap appreciation	92,783	27,853	—	—	—	—
Forward foreign currency contracts appreciation	14,731	15,254	—	—	—	—
Other assets	57	338	—	—	—	—

Total Assets	11,446,600	10,709,848	1,051,825	887,357	2,836,377	1,868,348

LIABILITIES
Payable upon return of securities loaned	664,746	—	—	94,347	201,855	408,736
Payables:
Fund shares redeemed	1,625	1,740	4,057	123	—	61
Securities purchased	3,698,176	4,944,411	—	—	1,630	4,390
Swap agreements	66,692	32,361	—	—	—	—
Securities sold short, at value	2,055,286	919,294	—	—	—	—
Floating rate certificates	3,040	1,670	—	—	—	—
Due to custodian	1,861	—	—	—	—	—
Variation margin	—	1,931	—	—	—	—
Accrued advisory fees	1,608	1,585	122	269	1,568	867
Accrued service fees	105	104	23	18	58	32
Accrued support services expenses	108	74	15	19	43	29
Accrued portfolio accounting and tax fees	117	40	4	21	5	5
Accrued deferred trustee compensation and retirement benefits	125	83	54	34	23	13
Accrued interest	33	21	—	—	—	—
Accrued other	502	289	49	67	125	69
Outstanding options written, at value	63,389	24,091	—	—	—	—
Swap depreciation	52,983	26,719	—	—	—	—
Forward foreign currency contracts depreciation	16,578	2,991	—	—	—	—
Unfunded loan commitment depreciation	17	—	—	188	—	—
Other liabilities	581	15	—	1	—	—

Total Liabilities	6,627,572	5,957,419	4,324	95,087	205,307	414,202

NET ASSETS	$4,819,028	$4,752,429	$1,047,501	$792,270	$2,631,070	$1,454,146

NET ASSETS CONSIST OF:
Paid-in capital	$4,662,848	$4,727,419	$1,047,226	$960,868	$2,631,070	$1,454,146
Undistributed/accumulated net investment income (loss)	(2,721)	12,783	277	1,264	—	—
Undistributed/accumulated net realized gain (loss)	7,608	(75,304)	(2)	(143,973)	—	—
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	151,293	87,531	—	(25,889)	—	—

NET ASSETS	$4,819,028	$4,752,429	$1,047,501	$792,270	$2,631,070	$1,454,146

Shares outstanding, $.001 par value (unlimited shares authorized)	425,133	418,569	103,922	120,450	257,387	138,092

Net Asset Value Per Share	$11.34	$11.35	$10.08	$6.58	$10.22	$10.53

Investments, at cost	$6,785,970	$9,449,709	$1,044,601	$897,807	$2,942,518	$1,715,537
Repurchase agreements, at cost	57,000	—	—	—	—	—
Securities on loan, at value	624,262	—	—	90,729	193,833	395,152
Foreign currency held, at cost	43,800	13,614	—	—	—	9
Proceeds from securities sold short	2,044,419	917,108	—	—	—	—
Premiums received from outstanding options written	23,606	16,591	—	—	—	—

(1)	Includes margin deposits segregated for futures contracts in the Managed Bond and Inflation Managed Portfolios of $32,625 and $20,000, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007
(In thousands, except per share amounts)

	Real	Small-Cap
	Estate	Equity
	Portfolio	Portfolio (1)

ASSETS
Investments, at value	$1,220,652	$572,303
Cash	685	—
Receivables:
Dividends and interest	9,821	341
Fund shares sold	2,190	469
Securities sold	—	1,717

Total Assets	1,233,348	574,830

LIABILITIES
Payable upon return of securities loaned	257,599	129,057
Payables:
Fund shares redeemed	—	2
Securities purchased	729	8,196
Accrued advisory fees	702	278
Accrued service fees	21	10
Accrued support services expenses	18	15
Accrued portfolio accounting and tax fees	4	1
Accrued deferred trustee compensation and retirement benefits	24	1
Accrued other	44	20

Total Liabilities	259,141	137,580

NET ASSETS	$974,207	$437,250

NET ASSETS CONSIST OF:
Paid-in capital	$974,207	$437,250

NET ASSETS	$974,207	$437,250

Shares outstanding, $.001 par value (unlimited shares authorized)	44,816	34,190

Net Asset Value Per Share	$21.74	$12.79

Investments, at cost	$1,161,775	$572,369
Securities on loan, at value	250,484	124,253

(1)	Formerly named VN Small-Cap Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands)

	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth	Value	Small-Cap	Index	Index	Research
	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,058	$99,548	$20,671	$42,226	$18,052	$23,027
Interest, net of foreign taxes withheld	1,445	3,038	1,281	3,750	7,722	2,017
Securities lending	1,212	3,329	796	341	2,893	495
Other	—	—	—	1	—	—

Total Investment Income	4,715	105,915	22,748	46,318	28,667	25,539

EXPENSES
Advisory fees	4,474	25,308	8,726	2,746	5,111	11,730
Service fees	1,053	5,272	1,399	2,949	2,136	2,052
Support services expenses	52	137	39	88	97	54
Custodian fees and expenses	23	368	153	10	23	8
Portfolio accounting and tax fees	29	162	69	109	59	79
Printing expenses	17	88	24	59	36	40
Postage and mailing expenses	12	64	17	38	26	27
Legal and audit fees	36	131	35	85	56	57
Trustees’ compensation and expenses	12	65	17	42	26	29
Interest expense and commitment fees	3	5	2	7	6	2
Offering expenses	—	—	3	—	—	—
Other	14	54	40	26	19	22

Total Expenses	5,725	31,654	10,524	6,159	7,595	14,100
Custodian and Other Credits	(17)	(72)	(10)	(18)	(50)	(8)
Advisory Fee Waiver (2)	(2)	(12)	(3)	(10)	(5)	(7)

Net Expenses	5,706	31,570	10,511	6,131	7,540	14,085

NET INVESTMENT INCOME (LOSS)	(991)	74,345	12,237	40,187	21,127	11,454

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities and forward transactions	80,401	162,878	4,823	108,142	74,785	161,621
Futures contracts and swap transactions	(424)	1,613	(70)	2,468	(15,822)	2,242
Foreign currency transactions	—	2,398	288	—	—	—

Net Realized Gain	79,977	166,889	5,041	110,610	58,963	163,863

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	9,925	(93,777)	4,216	(18,886)	(142,526)	(146,661)
Futures contracts and swaps	—	(483)	—	(110)	3,424	—
Foreign currencies	—	334	2	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	9,925	(93,926)	4,218	(18,996)	(139,102)	(146,661)

NET GAIN (LOSS)	89,902	72,963	9,259	91,614	(80,139)	17,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,911	$147,308	$21,496	$131,801	($59,012)	$28,656

Foreign taxes withheld on dividends and interest	$7	$10,944	$1,661	$—	$4	$95

(1)	Formerly named Fasciano Small Equity Portfolio.

(2)	The Advisory Fee Reduction Program expired on April 30, 2007 (See Note 3 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands)

		American Funds	American Funds	Large-Cap		Short Duration
	Equity	Growth-Income	Growth	Value	Technology	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,374	$—	$—	$54,254	$1,236	$—
Dividends from mutual fund investments	—	36,138	15,299	—	—	—
Interest, net of foreign taxes withheld	153	—	—	5,912	104	84,274
Securities lending	77	—	—	676	121	192
Other	—	—	—	—	—	19

Total Investment Income	2,604	36,138	15,299	60,842	1,461	84,485

EXPENSES
Advisory fees	1,455	15,102	12,937	19,307	1,062	7,929
Service fees	397	2,704	2,032	4,040	155	1,991
Support services expenses	10	55	49	109	6	61
Custodian fees and expenses	3	4	3	7	13	15
Portfolio accounting and tax fees	19	16	17	127	12	113
Printing expenses	7	47	40	72	3	42
Postage and mailing expenses	5	33	26	50	2	27
Legal and audit fees	10	77	65	109	5	59
Trustees’ compensation and expenses	5	34	29	52	2	31
Interest expense and commitment fees	4	10	9	6	6	14
Other	4	22	14	33	8	15

Total Expenses	1,919	18,104	15,221	23,912	1,274	10,297
Custodian and Other Credits	(3)	(13)	(4)	(13)	(2)	(46)
Advisory Fee Waiver (1), (2)	(1)	(7,817)	(6,831)	(11)	—	(8)

Net Expenses	1,915	10,274	8,386	23,888	1,272	10,243

NET INVESTMENT INCOME	689	25,864	6,913	36,954	189	74,242

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities and forward transactions	30,289	7,088	164,781	112,523	19,315	2,142
Closed short positions	—	—	—	—	—	(3)
Futures contracts and swap transactions	—	—	—	75	—	(1,612)
Foreign currency transactions	—	—	—	4	(42)	—
Capital gain distributions from mutual fund investments	—	61,683	95,055	—	—	—

Net Realized Gain	30,289	68,771	259,836	112,602	19,273	527

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(12,649)	(26,425)	(81,610)	(66,015)	1,198	(5,777)
Futures contracts and swaps	—	—	—	—	—	3,919
Foreign currencies	—	—	—	1	(1)	—

Change in Net Unrealized Appreciation (Depreciation)	(12,649)	(26,425)	(81,610)	(66,014)	1,197	(1,858)

NET GAIN (LOSS)	17,640	42,346	178,226	46,588	20,470	(1,331)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,329	$68,210	$185,139	$83,542	$20,659	$72,911

Foreign taxes withheld on dividends and interest	$7	$—	$—	$861	$22	$—

(1)	Prior to May 1, 2007, Pacific Life waived 0.59% of its advisory fees for the American Funds Growth-Income and American Funds Growth Portfolios in addition to the waiver of its advisory fees for all portfolios pursuant to the Advisory Fee Reduction Program, which expired on April 30, 2007. Effective May 1, 2007, Pacific Life Fund Advisors LLC waived 0.34% of its advisory fees for the American Funds Growth-Income and American Funds Growth Portfolios (See Note 3 to Financial Statements).

(2)	The Advisory Fee Waiver for the Technology Portfolio in full dollars was less than $500.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands)

	Floating	Diversified	Growth	Focused	Health	Mid-Cap
	Rate Loan	Bond	LT	30	Sciences	Value
	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$25,808	$3,652	$495	$61,364
Interest, net of foreign taxes withheld	34,654	85,644	1,077	631	273	9,482
Securities lending	—	451	524	159	135	2,039
Other (2)	2,082	92	—	—	—	1

Total Investment Income	36,736	86,187	27,409	4,442	903	72,886

EXPENSES
Advisory fees	3,630	6,638	11,786	2,362	1,278	31,469
Service fees	968	2,515	2,565	433	177	6,072
Support services expenses	49	54	64	14	11	154
Custodian fees and expenses	1	17	37	8	3	21
Portfolio accounting and tax fees	184	82	92	21	14	196
Printing expenses	10	35	48	7	4	112
Postage and mailing expenses	11	28	32	5	2	77
Legal and audit fees	53	56	69	11	6	160
Trustees’ compensation and expenses	8	27	35	5	2	80
Interest expense and commitment fees	20	80	98	21	1	8
Offering expenses	52	5	—	—	—	—
Recoupment of adviser’s reimbursement	5	—	—	—	—	—
Other	4	30	28	11	11	58

Total Expenses	4,995	9,567	14,854	2,898	1,509	38,407
Custodian and Other Credits	(13)	(12)	(17)	(5)	(4)	(79)
Advisory Fee Waiver (3)	—	(3)	(8)	(1)	(1)	(17)
Adviser Expense Reimbursement	(5)	—	—	—	—	—

Net Expenses	4,977	9,552	14,829	2,892	1,504	38,311

NET INVESTMENT INCOME (LOSS)	31,759	76,635	12,580	1,550	(601)	34,575

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities and forward transactions	(2,276)	(1,771)	252,136	42,590	15,953	592,882
Closed short positions	—	4,556	—	—	—	—
Futures contracts and swap transactions	—	(24,703)	900	—	—	—
Written option transactions	—	4,004	698	—	45	—
Foreign currency transactions	83	(465)	(3,283)	(69)	(11)	—

Net Realized Gain (Loss)	(2,193)	(18,379)	250,451	42,521	15,987	592,882

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(43,665)	(41,598)	16,910	36,045	3,951	(748,474)
Unfunded loan commitments	(248)	—	—	—	—	—
Short positions	—	(1,251)	—	—	—	—
Futures contracts and swaps	—	(9,919)	—	—	—	—
Written options	—	(541)	(205)	—	—	—
Foreign currencies	16	659	25	2	—	—

Change in Net Unrealized Appreciation (Depreciation)	(43,897)	(52,650)	16,730	36,047	3,951	(748,474)

NET GAIN (LOSS)	(46,090)	(71,029)	267,181	78,568	19,938	(155,592)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($14,331)	$5,606	$279,761	$80,118	$19,337	($121,017)

Foreign taxes withheld on dividends and interest	$—	$—	$424	$155	$19	$—

(1)	Operations commenced on May 1, 2007.

(2)	The Floating Rate Loan Portfolio was reimbursed $2,082 by the custodian and investment adviser for certain cash balances not invested during the start up of this portfolio.

(3)	The Advisory Fee Reduction Program expired on April 30, 2007 (See Note 3 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands)

	Large-Cap	International	Small-Cap	Multi-	Main Street	Emerging
	Growth	Large-Cap	Value	Strategy	Core	Markets
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$7,138	$91,592	$17,324	$3,497	$45,878	$36,494
Interest, net of foreign taxes withheld	1,177	3,816	470	12,216	660	3,614
Securities lending	888	3,487	686	195	416	337
Other	—	—	—	132	6	—

Total Investment Income	9,203	98,895	18,480	16,040	46,960	40,445

EXPENSES
Advisory fees	9,723	30,836	5,133	2,563	12,449	15,628
Service fees	1,258	4,225	853	653	3,406	2,626
Support services expenses	56	142	41	18	79	67
Custodian fees and expenses	9	425	6	15	47	985
Portfolio accounting and tax fees	71	192	33	97	107	112
Printing expenses	31	91	16	13	61	44
Postage and mailing expenses	18	58	11	8	42	31
Legal and audit fees	42	126	23	18	88	66
Trustees’ compensation and expenses	22	65	11	9	44	33
Interest expense and commitment fees	7	31	4	84	4	33
Other	19	53	9	9	31	75

Total Expenses	11,256	36,244	6,140	3,487	16,358	19,700
Custodian and Other Credits	(19)	(44)	(11)	(8)	(18)	(24)
Advisory Fee Waiver (1)	(7)	(18)	(3)	(2)	(9)	(6)

Net Expenses	11,230	36,182	6,126	3,477	16,331	19,670

NET INVESTMENT INCOME (LOSS)	(2,027)	62,713	12,354	12,563	30,629	20,775

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities and forward transactions (2)	184,813	646,092	63,557	25,427	251,907	304,284
Closed short positions	—	—	—	(22)	—	—
Futures contracts and swap transactions	7,024	19,626	—	357	—	—
Written option transactions	—	—	—	164	—	—
Foreign currency transactions	—	(5,694)	—	6	6	(1,675)

Net Realized Gain	191,837	660,024	63,557	25,932	251,913	302,609

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards (3)	47,223	(345,135)	(56,452)	(14,528)	(185,680)	194,934
Futures contracts and swaps	—	—	—	(1,182)	—	—
Written options	—	—	—	(36)	—	—
Foreign currencies	—	49	—	5	—	(28)

Change in Net Unrealized Appreciation (Depreciation)	47,223	(345,086)	(56,452)	(15,741)	(185,680)	194,906

NET GAIN	239,060	314,938	7,105	10,191	66,233	497,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$237,033	$377,651	$19,459	$22,754	$96,862	$518,290

Foreign taxes withheld on dividends and interest	$—	$8,420	$30	$102	$—	$3,739

(1)	The Advisory Fee Reduction Program expired on April 30, 2007 (See Note 3 to Financial Statements).

(2)	Realized gain on investment security transactions for the Emerging Markets Portfolio is net of foreign capital gains tax withheld of $739.

(3)	Change in net unrealized appreciation (depreciation) on securities for the International Large-Cap and Emerging Markets Portfolios are net of increase (decrease) in deferred foreign capital gains tax of ($49) and $127, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands)

	Managed	Inflation	Money	High Yield		Mid-Cap
	Bond	Managed	Market	Bond	Comstock	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$57	$—	$—	$324	$53,895	$15,034
Interest, net of foreign taxes withheld	229,958	214,547	54,120	66,133	4,175	1,523
Securities lending	859	—	—	581	368	1,318
Other	222	114	—	1,054	—	—

Total Investment Income	231,096	214,661	54,120	68,092	58,438	17,875

EXPENSES
Advisory fees	19,618	18,552	2,095	3,840	17,385	9,662
Service fees	6,027	5,857	1,408	1,082	3,512	1,812
Support services expenses	145	133	33	34	75	54
Custodian fees and expenses	127	53	7	7	17	32
Portfolio accounting and tax fees	405	229	47	80	91	63
Printing expenses	105	99	25	22	56	31
Postage and mailing expenses	73	70	17	14	42	22
Legal and audit fees	155	148	48	31	84	46
Trustees’ compensation and expenses	78	74	19	15	41	23
Interest expense and commitment fees	511	220	2	47	4	10
Other	55	47	11	10	32	18

Total Expenses	27,299	25,482	3,712	5,182	21,339	11,773
Custodian and Other Credits	(66)	(97)	(14)	(26)	(8)	(13)
Advisory Fee Waiver (1)	(16)	(14)	(4)	(4)	(7)	(5)

Net Expenses	27,217	25,371	3,694	5,152	21,324	11,755

NET INVESTMENT INCOME	203,879	189,290	50,426	62,940	37,114	6,120

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities and forward transactions	(9,315)	159,616	(2)	3,692	102,998	128,236
Closed short positions	(53,307)	(8,710)	—	—	—	—
Futures contracts and swap transactions	33,931	(72,485)	—	—	669	—
Written option transactions	18,191	1,592	—	—	—	—
Foreign currency transactions	9,577	(6,063)	—	—	—	(37)

Net Realized Gain (Loss)	(923)	73,950	(2)	3,692	103,667	128,199

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	100,577	117,871	—	(45,586)	(285,929)	118,713
Unfunded loan commitments	(17)	—	—	(188)	—	—
Short positions	(19,588)	(4,541)	—	—	—	—
Futures contracts and swaps	123,633	30,622	—	—	—	—
Written options	(38,771)	(7,580)	—	—	—	—
Foreign currencies	(2,097)	16,304	—	—	—	(3)

Change in Net Unrealized Appreciation (Depreciation)	163,737	152,676	—	(45,774)	(285,929)	118,710

NET GAIN (LOSS)	162,814	226,626	(2)	(42,082)	(182,262)	246,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$366,693	$415,916	$50,424	$20,858	($145,148)	$253,029

Foreign taxes withheld on dividends and interest	$—	$—	$—	$—	$439	$232

(1)	The Advisory Fee Reduction Program expired on April 30, 2007 (See Note 3 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands)

	Real	Small-Cap
	Estate	Equity
	Portfolio	Portfolio (1)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$26,561	$2,872
Interest, net of foreign taxes withheld	1,292	798
Securities lending	716	282

Total Investment Income	28,569	3,952

EXPENSES
Advisory fees	10,675	2,388
Service fees	1,471	552
Support services expenses	46	24
Custodian fees and expenses	15	8
Portfolio accounting and tax fees	61	14
Printing expenses	31	7
Postage and mailing expenses	20	6
Legal and audit fees	41	11
Trustees’ compensation and expenses	21	5
Interest expense and commitment fees	3	2
Other	15	6

Total Expenses	12,399	3,023
Custodian and Other Credits	(13)	(4)
Advisory Fee Waiver (2), (3)	(5)	—

Net Expenses	12,381	3,019

NET INVESTMENT INCOME	16,188	933

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities and forward transactions	210,066	14,302
Futures contracts and swap transactions	—	(393)
Foreign currency transactions	28	—

Net Realized Gain	210,094	13,909

Change in net unrealized depreciation on:
Investment securities and forwards	(411,420)	(9,516)

Change in Net Unrealized Depreciation	(411,420)	(9,516)

NET GAIN (LOSS)	(201,326)	4,393

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($185,138)	$5,326

Foreign taxes withheld on dividends and interest	$235	$—

(1)	Formerly named VN Small-Cap Value Portfolio.

(2)	The Advisory Fee Reduction Program expired on April 30, 2007 (See Note 3 to Financial Statements).

(3)	The Advisory Fee Waiver for the Small-Cap Equity Portfolio in full dollars was less than $500.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006
	Small-Cap Growth Portfolio (1)		International Value Portfolio		International Small-Cap Portfolio (2)
OPERATIONS
Net investment income (loss)	($991)	$954	$74,345	$49,037	$12,237	$2,721
Net realized gain (loss)	79,977	29,468	166,889	525,198	5,041	(39,367)
Change in net unrealized appreciation (depreciation)	9,925	11,530	(93,926)	(20,060)	4,218	62,929

Net Increase in Net Assets Resulting from Operations	88,911	41,952	147,308	554,175	21,496	26,283

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (3)	—	(1,264)	(494,772)	(40,893)	(11,667)	(907)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (4)	293,463	131,158	1,100,734	452,903	304,998	739,984
Dividend and distribution reinvestments	—	1,264	494,772	40,045	11,667	903
Cost of shares repurchased (4)	(22,681)	(270,692)	(100,658)	(192,431)	(30,860)	(11,440)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	270,782	(138,270)	1,494,848	300,517	285,805	729,447

NET INCREASE (DECREASE) IN NET ASSETS	359,693	(97,582)	1,147,384	813,799	295,634	754,823

NET ASSETS
Beginning of Year or Period	479,758	577,340	2,827,040	2,013,241	754,823	—

End of Year or Period	$839,451	$479,758	$3,974,424	$2,827,040	$1,050,457	$754,823

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$800	$5,246	$1,661	$168

	Equity Index Portfolio		Small-Cap Index Portfolio		Diversified Research Portfolio
OPERATIONS
Net investment income	$40,187	$38,425	$21,127	$13,016	$11,454	$9,754
Net realized gain	110,610	43,818	58,963	222,422	163,863	50,368
Change in net unrealized appreciation (depreciation)	(18,996)	251,968	(139,102)	(2,719)	(146,661)	97,461

Net Increase (Decrease) in Net Assets Resulting from Operations	131,801	334,211	(59,012)	232,719	28,656	157,583

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(40,082)	(107,211)	(21,043)	(188,085)	(11,415)	(45,919)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (4)	164,386	268,204	599,847	198,314	203,679	372,039
Dividend and distribution reinvestments	40,082	106,785	21,043	187,155	11,415	45,720
Cost of shares repurchased (4)	(578,472)	(432,779)	(159,455)	(637,419)	(372,655)	(35,907)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(374,004)	(57,790)	461,435	(251,950)	(157,561)	381,852

NET INCREASE (DECREASE) IN NET ASSETS	(282,285)	169,210	381,380	(207,316)	(140,320)	493,516

NET ASSETS
Beginning of Year	2,405,696	2,236,486	1,160,799	1,368,115	1,659,020	1,165,504

End of Year	$2,123,411	$2,405,696	$1,542,179	$1,160,799	$1,518,700	$1,659,020

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

(1)	Formerly named Fasciano Small Equity Portfolio.

(2)	Operations commenced on May 1, 2006.

(3)	The 2006 distribution amount for the Small-Cap Growth Portfolio includes $241 of return of capital.

(4)	The prior year equalization credits or debits, if any, for each portfolio was reclassified to proceeds from sale of shares and cost of shares repurchased to conform with current year accounting practice (See Note 2G to Financial Statements). Such reclassifications have no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006
			American Funds		American Funds
	Equity Portfolio		Growth-Income Portfolio		Growth Portfolio
OPERATIONS
Net investment income	$689	$843	$25,864	$18,122	$6,913	$7,118
Net realized gain	30,289	22,861	68,771	31,844	259,836	13,805
Change in net unrealized appreciation (depreciation)	(12,649)	100	(26,425)	119,930	(81,610)	109,847

Net Increase in Net Assets Resulting from Operations	18,329	23,804	68,210	169,896	185,139	130,770

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (1)	(602)	(983)	(25,867)	(52,720)	(6,891)	(21,415)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (2)	21,353	16,880	472,714	498,832	349,686	478,302
Shares issued in connection with acquisition (3)	44,529	—	—	159,521	—	—
Dividend and distribution reinvestments	602	983	25,867	52,701	6,891	21,411
Cost of shares repurchased (2)	(88,543)	(87,807)	(57,834)	(22,944)	(624,396)	(45,925)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,059)	(69,944)	440,747	688,110	(267,819)	453,788

NET INCREASE (DECREASE) IN NET ASSETS	(4,332)	(47,123)	483,090	805,286	(89,571)	563,143

NET ASSETS
Beginning of Year	266,005	313,128	1,589,151	783,865	1,648,035	1,084,892

End of Year	$261,673	$266,005	$2,072,241	$1,589,151	$1,558,464	$1,648,035

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

	Large-Cap Value Portfolio		Technology Portfolio		Short Duration Bond Portfolio
OPERATIONS
Net investment income (loss)	$36,954	$28,032	$189	($818)	$74,242	$72,289
Net realized gain (loss)	112,602	118,773	19,273	12,229	527	(8,854)
Change in net unrealized appreciation (depreciation)	(66,014)	224,693	1,197	(4,040)	(1,858)	10,921

Net Increase in Net Assets Resulting from Operations	83,542	371,498	20,659	7,371	72,911	74,356

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(36,675)	(256,917)	(60)	—	(73,986)	(72,595)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (2)	481,988	389,334	57,220	51,431	333,623	400,696
Shares issued in connection with acquisition (3)	—	77,363	—	—	—	—
Dividend and distribution reinvestments	36,675	254,231	60	—	73,986	72,332
Cost of shares repurchased (2)	(91,931)	(150,271)	(44,986)	(77,062)	(767,973)	(125,908)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	426,732	570,657	12,294	(25,631)	(360,364)	347,120

NET INCREASE (DECREASE) IN NET ASSETS	473,599	685,238	32,893	(18,260)	(361,439)	348,881

NET ASSETS
Beginning of Year	2,583,466	1,898,228	100,238	118,498	1,922,941	1,574,060

End of Year	$3,057,065	$2,583,466	$133,131	$100,238	$1,561,502	$1,922,941

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$—	$—	$915	$659

(1)	The 2006 distribution amount for the Equity Portfolio includes $96 of return of capital.

(2)	The prior year equalization credits or debits, if any, for each portfolio was reclassified to proceeds from sale of shares and cost of shares repurchased to conform with current year accounting practice (See Note 2G to Financial Statements). Such reclassifications have no impact on total net assets.

(3)	See Note 15 to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006
	Floating Rate Loan Portfolio (1)		Diversified Bond Portfolio (2)		Growth LT Portfolio
OPERATIONS
Net investment income	$31,759		$76,635	$22,354	$12,580	$7,380
Net realized gain (loss)	(2,193)		(18,379)	7,296	250,451	189,442
Change in net unrealized appreciation (depreciation)	(43,897)		(52,650)	5,569	16,730	(37,512)

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,331)		5,606	35,219	279,761	159,310

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (3)	(31,575)		(80,005)	(26,312)	(8,408)	(10,812)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (4)	852,581		1,256,267	750,428	127,502	270,044
Dividend and distribution reinvestments	31,575		80,005	26,271	8,408	10,812
Cost of shares repurchased (4)	(65,712)		(16,763)	(9,519)	(316,631)	(141,698)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	818,444		1,319,509	767,180	(180,721)	139,158

NET INCREASE IN NET ASSETS	772,538		1,245,110	776,087	90,632	287,656

NET ASSETS
Beginning of Year or Period	—		776,087	—	1,865,500	1,577,844

End of Year or Period	$772,538		$2,021,197	$776,087	$1,956,132	$1,865,500

Undistributed/Accumulated Net Investment Income (Loss)	$267		$2,330	($94)	$—	$—

	Focused 30 Portfolio		Health Sciences Portfolio		Mid-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$1,550	$746	($601)	($710)	$34,575	$21,059
Net realized gain	42,521	5,820	15,987	13,067	592,882	297,072
Change in net unrealized appreciation (depreciation)	36,047	33,473	3,951	(3,379)	(748,474)	160,466

Net Increase (Decrease) in Net Assets Resulting from Operations	80,118	40,039	19,337	8,978	(121,017)	478,597

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(1,231)	(146)	—	(16,877)	(34,670)	(560,150)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (4)	129,718	127,523	37,302	33,614	698,762	851,486
Dividend and distribution reinvestments	1,231	146	—	16,819	34,670	556,673
Cost of shares repurchased (4)	(81,095)	(76,246)	(43,508)	(61,363)	(174,561)	(103,143)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	49,854	51,423	(6,206)	(10,930)	558,871	1,305,016

NET INCREASE (DECREASE) IN NET ASSETS	128,741	91,316	13,131	(18,829)	403,184	1,223,463

NET ASSETS
Beginning of Year	245,458	154,142	126,596	145,425	3,989,424	2,765,961

End of Year	$374,199	$245,458	$139,727	$126,596	$4,392,608	$3,989,424

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

(1)	Operations commenced on May 1, 2007.

(2)	Operations commenced on May 1, 2006.

(3)	The 2006 distribution amount for the Growth LT Portfolio includes $247 of return of capital.

(4)	The prior year equalization credits or debits, if any, for each portfolio was reclassified to proceeds from sale of shares and cost of shares repurchased to conform with current year accounting practice (See Note 2G to Financial Statements). Such reclassifications have no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006
	Large-Cap Growth Portfolio		International Large-Cap Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($2,027)	$1,939	$62,713	$99,115	$12,354	$11,879
Net realized gain (loss)	191,837	(147,670)	660,024	497,661	63,557	40,394
Change in net unrealized appreciation (depreciation)	47,223	101,857	(345,086)	268,174	(56,452)	49,811

Net Increase (Decrease) in Net Assets Resulting from Operations	237,033	(43,874)	377,651	864,950	19,459	102,084

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (1)	—	(3,048)	(548,404)	(194,518)	(12,296)	(152,796)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (2)	190,459	461,516	748,951	941,552	75,183	97,705
Dividend and distribution reinvestments	—	3,038	548,404	190,764	12,296	150,904
Cost of shares repurchased (2)	(986,220)	(11,261)	(1,985,676)	(734,058)	(99,587)	(111,831)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(795,761)	453,293	(688,321)	398,258	(12,108)	136,778

NET INCREASE (DECREASE) IN NET ASSETS	(558,728)	406,371	(859,074)	1,068,690	(4,945)	86,066

NET ASSETS
Beginning of Year	1,585,864	1,179,493	4,074,030	3,005,340	598,036	511,970

End of Year	$1,027,136	$1,585,864	$3,214,956	$4,074,030	$593,091	$598,036

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$9,904	$3,481	$—	$—

	Multi-Strategy Portfolio		Main Street Core Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income	$12,563	$12,947	$30,629	$23,599	$20,775	$14,039
Net realized gain	25,932	43,159	251,913	169,669	302,609	307,663
Change in net unrealized appreciation (depreciation)	(15,741)	1,111	(185,680)	108,474	194,906	7,565

Net Increase in Net Assets Resulting from Operations	22,754	57,217	96,862	301,742	518,290	329,267

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(13,333)	(24,154)	(30,550)	(25,989)	(332,148)	(210,915)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (2)	16,502	19,907	256,918	253,525	230,802	274,105
Shares issued in connection with acquisition (3)	—	—	78,005	—	—	—
Dividend and distribution reinvestments	13,333	24,146	30,550	25,917	332,148	207,938
Cost of shares repurchased (2)	(104,232)	(134,074)	(64,198)	(373,977)	(147,420)	(378,488)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(74,397)	(90,021)	301,275	(94,535)	415,530	103,555

NET INCREASE (DECREASE) IN NET ASSETS	(64,976)	(56,958)	367,587	181,218	601,672	221,907

NET ASSETS
Beginning of Year	514,843	571,801	2,185,287	2,004,069	1,541,070	1,319,163

End of Year	$449,867	$514,843	$2,552,874	$2,185,287	$2,142,742	$1,541,070

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$—	$—	$1,638	$3,259

(1)	The 2006 distribution amount for the Large-Cap Growth Portfolio includes $1,043 of return of capital.

(2)	The prior year equalization credits or debits, if any, for each portfolio was reclassified to proceeds from sale of shares and cost of shares repurchased to conform with current year accounting practice (See Note 2G to Financial Statements). Such reclassifications have no impact on total net assets.

(3)	See Note 15 to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006
	Managed Bond Portfolio		Inflation Managed Portfolio		Money Market Portfolio
OPERATIONS
Net investment income	$203,879	$156,651	$189,290	$131,897	$50,426	$46,220
Net realized gain (loss)	(923)	12,658	73,950	(29,651)	(2)	—
Change in net unrealized appreciation (depreciation)	163,737	(2,498)	152,676	(81,766)	—	—

Net Increase in Net Assets Resulting from Operations	366,693	166,811	415,916	20,480	50,424	46,220

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(196,950)	(144,492)	(175,232)	(224,783)	(50,448)	(46,114)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (1)	836,380	495,488	1,024,689	667,715	1,542,801	990,664
Dividend and distribution reinvestments	196,950	135,376	175,232	220,972	50,448	45,611
Cost of shares repurchased (1)	(142,178)	(415,159)	(75,401)	(102,299)	(1,516,099)	(940,183)

Net Increase in Net Assets from Capital Share Transactions	891,152	215,705	1,124,520	786,388	77,150	96,092

NET INCREASE IN NET ASSETS	1,060,895	238,024	1,365,204	582,085	77,126	96,198

NET ASSETS
Beginning of Year	3,758,133	3,520,109	3,387,225	2,805,140	970,375	874,177

End of Year	$4,819,028	$3,758,133	$4,752,429	$3,387,225	$1,047,501	$970,375

Undistributed/Accumulated Net Investment Income (Loss)	($2,721)	$4,305	$12,783	$9,990	$277	$300

	High Yield Bond Portfolio		Comstock Portfolio		Mid-Cap Growth Portfolio
OPERATIONS
Net investment income	$62,940	$60,604	$37,114	$21,834	$6,120	$1,798
Net realized gain	3,692	5,884	103,667	50,583	128,199	29,422
Change in net unrealized appreciation (depreciation)	(45,774)	8,658	(285,929)	125,519	118,710	(17,978)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,858	75,146	(145,148)	197,936	253,029	13,242

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(62,230)	(60,425)	(37,174)	(149,089)	(5,942)	(19,075)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (1)	135,499	144,607	1,206,803	517,717	214,429	768,866
Shares issued in connection with acquisition (2)	—	—	—	—	—	74,669
Dividend and distribution reinvestments	62,230	58,968	37,174	147,196	5,942	19,047
Cost of shares repurchased (1)	(202,882)	(252,158)	(39,132)	(27,661)	(83,663)	(77,246)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,153)	(48,583)	1,204,845	637,252	136,708	785,336

NET INCREASE (DECREASE) IN NET ASSETS	(46,525)	(33,862)	1,022,523	686,099	383,795	779,503

NET ASSETS
Beginning of Year	838,795	872,657	1,608,547	922,448	1,070,351	290,848

End of Year	$792,270	$838,795	$2,631,070	$1,608,547	$1,454,146	$1,070,351

Undistributed/Accumulated Net Investment Income (Loss)	$1,264	$553	$—	$—	$—	$—

(1)	The prior year equalization credits or debits, if any, for each portfolio was reclassified to proceeds from sale of shares and cost of shares repurchased to conform with current year accounting practice (See Note 2G to Financial Statements). Such reclassifications have no impact on total net assets.

(2)	See Note 15 to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
	Real Estate Portfolio		Small-Cap Equity Portfolio (1)
OPERATIONS
Net investment income	$16,188	$21,288	$933	$367
Net realized gain	210,094	109,705	13,909	7,657
Change in net unrealized appreciation (depreciation)	(411,420)	201,934	(9,516)	5,683

Net Increase (Decrease) in Net Assets Resulting from Operations	(185,138)	332,927	5,326	13,707

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(12,487)	(220,792)	(859)	(8,579)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares (2)	99,765	136,156	349,485	40,038
Dividend and distribution reinvestments	12,487	216,207	859	8,579
Cost of shares repurchased (2)	(158,664)	(92,644)	(16,296)	(25,357)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,412)	259,719	334,048	23,260

NET INCREASE (DECREASE) IN NET ASSETS	(244,037)	371,854	338,515	28,388

NET ASSETS
Beginning of Year	1,218,244	846,390	98,735	70,347

End of Year	$974,207	$1,218,244	$437,250	$98,735

Undistributed/Accumulated Net Investment Income (Loss)	$—	$—	$—	$—

(1)	Formerly named VN Small-Cap Value Portfolio.

(2)	The prior year equalization credits or debits, if any, for each portfolio was reclassified to proceeds from sale of shares and cost of shares repurchased to confirm with current year accounting practice (See Note 2G to Financial Statements). Such reclassifications have no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENT OF CASH FLOWS (1)
FOR THE PERIOD ENDED DECEMBER 31, 2007
(In thousands)

Floating
Rate Loan
Portfolio (2)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	($14,331)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of long-term securities	(937,444)
Proceeds from disposition of long-term securities	163,050
Purchases of short-term securities, net	(67,972)
Increase in interest receivable	(10,523)
Increase in receivable for securities sold	(2,002)
Increase in payable for securities purchased	39,036
Increase in accrued advisory fees	489
Increase in accrued service fees	17
Increase in accrued support service expenses	30
Increase in accrued portfolio accounting and tax fees	150
Increase in accrued other and other liabilities	207
Unrealized depreciation on investment securities	43,665
Unrealized depreciation on unfunded loan commitments	248
Net realized loss from investments and foreign currencies (3)	1,975
Net amortization on investments	(114)

Net cash used in operating activities	(783,519)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	852,039
Payments on shares redeemed	(65,666)

Net cash provided by financing activities	786,373

NET INCREASE IN CASH	2,854

CASH:
Beginning of Period	—

End of Period	$2,854

(1)	The Floating Rate Loan Portfolio has not met the exemption criteria under FASB Statement No. 102 and therefore includes a cash flow statement. All other portfolios have met the exemption criteria.

(2)	Operations commenced on May 1, 2007.

(3)	Net realized loss from investments and foreign currencies is equal to the realized loss from investment securities of ($2,276) and the currency gain related to securities sold of $301.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net						Net
	Asset						Asset
	Value,		Net				Value,
	Beginning	Net	Realized and	Total from			End of
	of Year	Investment	Unrealized	Investment	Total		Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)	Operations	Distributions		Period

Small-Cap Growth (4)
2007 (5)	$11.56	($0.02)	$1.76	$1.74	$—		$13.30
2006 (5)	11.03	0.02	0.54	0.56	(0.03	)(6)	11.56
2005 (5)	10.77	0.03	0.25	0.28	(0.02)		11.03
2004	9.11	0.07	1.66	1.73	(0.07)		10.77
2003	6.87	0.04	2.24	2.28	(0.04)		9.11

International Value
2007 (5)	$19.71	$0.41	$0.92	$1.33	($2.70)		$18.34
2006 (5)	15.91	0.37	3.72	4.09	(0.29)		19.71
2005 (5)	14.82	0.30	1.09	1.39	(0.30)		15.91
2004	12.92	0.22	1.90	2.12	(0.22)		14.82
2003	10.27	0.16	2.68	2.84	(0.19)		12.92

International Small-Cap
2007 (5)	$10.30	$0.14	$0.35	$0.49	($0.12)		$10.67
05/01/2006 - 12/31/2006 (5)	10.00	0.04	0.27	0.31	(0.01)		10.30

Equity Index
2007 (5)	$32.59	$0.60	$1.11	$1.71	($0.65)		$33.65
2006 (5)	29.56	0.53	4.01	4.54	(1.51)		32.59
2005 (5)	28.78	0.46	0.87	1.33	(0.55)		29.56
2004	26.46	0.48	2.32	2.80	(0.48)		28.78
2003	20.91	0.36	5.55	5.91	(0.36)		26.46

Small-Cap Index
2007 (5)	$14.13	$0.21	($0.49)	($0.28)	($0.19)		$13.66
2006 (5)	14.29	0.17	2.39	2.56	(2.72)		14.13
2005 (5)	13.76	0.11	0.49	0.60	(0.07)		14.29
2004	11.75	0.07	2.02	2.09	(0.08)		13.76
2003	8.06	0.06	3.69	3.75	(0.06)		11.75

Diversified Research
2007 (5)	$13.44	$0.10	$0.06	$0.16	($0.10)		$13.50
2006 (5)	12.35	0.09	1.38	1.47	(0.38)		13.44
2005 (5)	11.78	0.06	0.56	0.62	(0.05)		12.35
2004	10.65	0.06	1.14	1.20	(0.07)		11.78
2003	8.06	0.03	2.59	2.62	(0.03)		10.65

Equity
2007 (5)	$20.90	$0.05	$1.26	$1.31	($0.05)		$22.16
2006 (5)	19.31	0.06	1.61	1.67	(0.08	)(6)	20.90
2005 (5)	18.17	0.04	1.15	1.19	(0.05)		19.31
2004	17.42	0.14	0.75	0.89	(0.14)		18.17
2003	14.06	0.04	3.38	3.42	(0.06)		17.42

American Funds Growth-Income (7)
2007 (5)	$12.07	$0.17	$0.39	$0.56	($0.16)		$12.47
2006 (5)	10.88	0.17	1.44	1.61	(0.42)		12.07
05/02/2005 - 12/31/2005 (5)	10.00	0.13	0.86	0.99	(0.11)		10.88

American Funds Growth (7)
2007 (5)	$12.92	$0.06	$1.48	$1.54	($0.06)		$14.40
2006 (5)	11.92	0.06	1.11	1.17	(0.17)		12.92
05/02/2005 - 12/31/2005 (5)	10.00	0.05	1.91	1.96	(0.04)		11.92

[Additional columns below]
[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratios of
			Ratios of	Expenses	Ratios
		Net Assets,	Expenses	Before	of Net
		End of	After Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income (Loss)	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Small-Cap Growth (4)
2007 (5)	15.10%	$839,451	0.83%	0.83%	(0.14%)	133.93%
2006 (5)	5.07%	479,758	0.83%	0.84%	0.19%	48.14%
2005 (5)	2.66%	577,340	0.84%	0.84%	0.27%	113.17%
2004	18.94%	272,533	0.86%	0.93%	0.62%	84.70%
2003	33.14%	303,500	0.86%	0.98%	0.47%	183.00%

International Value
2007 (5)	6.24%	$3,974,424	0.88%	0.88%	2.07%	18.46%
2006 (5)	25.69%	2,827,040	0.91%	0.91%	2.07%	107.15%
2005 (5)	9.43%	2,013,241	0.92%	0.92%	1.97%	26.10%
2004	16.42%	2,105,462	0.93%	0.93%	1.77%	8.46%
2003	27.71%	1,593,347	0.93%	0.95%	1.79%	12.76%

International Small-Cap
2007 (5)	4.73%	$1,050,457	1.09%	1.09%	1.27%	98.03%
05/01/2006 - 12/31/2006 (5)	3.11%	754,823	1.12%	1.13%	0.68%	51.08%

Equity Index
2007 (5)	5.23%	$2,123,411	0.27%	0.27%	1.76%	5.19%
2006 (5)	15.52%	2,405,696	0.28%	0.28%	1.70%	5.56%
2005 (5)	4.67%	2,236,486	0.28%	0.29%	1.60%	8.71%
2004	10.58%	1,723,653	0.29%	0.29%	1.72%	5.64%
2003	28.29%	1,641,092	0.30%	0.30%	1.49%	1.00%

Small-Cap Index
2007 (5)	(2.02%)	$1,542,179	0.52%	0.52%	1.46%	16.96%
2006 (5)	17.79%	1,160,799	0.53%	0.53%	1.06%	17.47%
2005 (5)	4.38%	1,368,115	0.54%	0.54%	0.81%	21.52%
2004	17.76%	1,377,562	0.55%	0.55%	0.75%	25.15%
2003	46.53%	645,568	0.55%	0.56%	0.80%	19.09%

Diversified Research
2007 (5)	1.19%	$1,518,700	0.89%	0.89%	0.72%	44.56%
2006 (5)	11.97%	1,659,020	0.93%	0.93%	0.69%	25.19%
2005 (5)	5.24%	1,165,504	0.93%	0.93%	0.55%	22.83%
2004	11.20%	581,875	0.95%	0.95%	0.65%	21.17%
2003	32.63%	400,630	0.96%	0.99%	0.38%	23.56%

Equity
2007 (5)	6.27%	$261,673	0.67%	0.67%	0.24%	35.84%
2006 (5)	8.65%	266,005	0.68%	0.69%	0.30%	31.61%
2005 (5)	6.53%	313,128	0.70%	0.70%	0.20%	169.07%
2004	5.14%	360,662	0.70%	0.73%	0.71%	61.69%
2003	24.33%	424,708	0.71%	0.75%	0.33%	61.86%

American Funds Growth-Income (7)
2007 (5)	4.66%	$2,072,241	0.54%	0.95%	1.36%	2.21%
2006 (5)	14.77%	1,589,151	0.38%	0.97%	1.49%	0.89%
05/02/2005 - 12/31/2005 (5)	9.85%	783,865	0.39%	0.98%	1.83%	1.47%

American Funds Growth (7)
2007 (5)	11.93%	$1,558,464	0.53%	0.96%	0.44%	27.54%
2006 (5)	9.81%	1,648,035	0.38%	0.97%	0.52%	2.48%
05/02/2005 - 12/31/2005 (5)	19.67%	1,084,892	0.39%	0.98%	0.73%	1.61%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net							Net
	Asset							Asset
	Value,		Net					Value,
	Beginning	Net	Realized and		Total from			End of
	of Year	Investment	Unrealized		Investment	Total		Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)		Operations	Distributions		Period

Large-Cap Value
2007 (5)	$13.89	$0.19	$0.30		$0.49	($0.17)		$14.21
2006 (5)	13.22	0.17	2.06		2.23	(1.56)		13.89
2005	12.62	0.18	0.59		0.77	(0.17)		13.22
2004	11.62	0.15	1.00		1.15	(0.15)		12.62
2003	8.95	0.11	2.68		2.79	(0.12)		11.62

Technology
2007 (5)	$6.23	$0.01	$1.43		$1.44	($—	)(8)	$7.67
2006 (5)	5.70	(0.04)	0.57		0.53	—		6.23
2005 (5)	4.68	(0.03)	1.05		1.02	—		5.70
2004	4.52	(0.03)	0.19		0.16	—		4.68
2003	3.17	(0.02)	1.37		1.35	—		4.52

Short Duration Bond
2007 (5)	$9.66	$0.43	($—	)(8)	$0.43	($0.44)		$9.65
2006 (5)	9.65	0.40	0.01		0.41	(0.40)		9.66
2005 (5)	9.80	0.28	(0.14)		0.14	(0.29)		9.65
2004	9.93	0.21	(0.09)		0.12	(0.25	)(9)	9.80
05/01/2003 - 12/31/2003	10.00	0.17	(0.07)		0.10	(0.17)		9.93

Floating Rate Loan (10)
05/01/2007 - 12/31/2007 (5)	$10.00	$0.43	($0.62)		($0.19)	($0.40)		$9.41

Diversified Bond
2007 (5)	$10.15	$0.50	($0.38)		$0.12	($0.50)		$9.77
05/01/2006 - 12/31/2006 (5)	10.00	0.33	0.19		0.52	(0.37)		10.15

Growth LT
2007 (5)	$22.66	$0.16	$3.39		$3.55	($0.11)		$26.10
2006 (5)	20.78	0.09	1.92		2.01	(0.13	)(6)	22.66
2005 (5)	19.35	0.05	1.43		1.48	(0.05)		20.78
2004	17.52	0.07	1.76		1.83	—		19.35
2003	13.08	(0.03)	4.47		4.44	—		17.52

Focused 30
2007 (5)	$12.27	$0.07	$3.83		$3.90	($0.05)		$16.12
2006 (5)	9.92	0.04	2.32		2.36	(0.01)		12.27
2005 (5)	8.19	0.10	1.71		1.81	(0.08)		9.92
2004	7.14	0.01	1.04		1.05	(—	)(8)	8.19
2003	5.02	(0.02)	2.14		2.12	—		7.14

Health Sciences
2007 (5)	$10.37	($0.05)	$1.76		$1.71	$—		$12.08
2006 (5)	10.99	(0.06)	0.91		0.85	(1.47)		10.37
2005 (5)	9.73	(0.05)	1.51		1.46	(0.20)		10.99
2004	9.05	(0.03)	0.71		0.68	—		9.73
2003	7.08	(0.02)	1.99		1.97	—		9.05

Mid-Cap Value
2007 (5)	$17.68	$0.15	($0.53)		($0.38)	($0.14)		$17.16
2006 (5)	18.08	0.11	2.41		2.52	(2.92)		17.68
2005 (5)	18.24	0.11	1.38		1.49	(1.65)		18.08
2004	14.63	0.06	3.61		3.67	(0.06)		18.24
2003	11.39	0.06	3.25		3.31	(0.07)		14.63

[Additional columns below]
[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratios of
			Ratios of	Expenses	Ratios
		Net Assets,	Expenses	Before	of Net
		End of	After Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income (Loss)	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Large-Cap Value
2007 (5)	3.54%	$3,057,065	0.83%	0.83%	1.28%	19.19%
2006 (5)	17.58%	2,583,466	0.88%	0.88%	1.27%	28.83%
2005	6.16%	1,898,228	0.89%	0.89%	1.21%	65.04%
2004	9.93%	2,759,827	0.89%	0.90%	1.46%	34.94%
2003	31.24%	1,839,283	0.89%	0.91%	1.36%	32.61%

Technology
2007 (5)	23.03%	$133,131	1.15%	1.15%	0.17%	276.44%
2006 (5)	9.34%	100,238	1.17%	1.18%	(0.68%)	336.86%
2005 (5)	21.71%	118,498	1.19%	1.19%	(0.72%)	309.81%
2004	3.66%	98,077	1.18%	1.22%	(0.54%)	130.83%
2003	42.58%	124,044	1.26%	1.29%	(1.01%)	144.41%

Short Duration Bond
2007 (5)	4.47%	$1,561,502	0.62%	0.62%	4.49%	64.84%
2006 (5)	4.27%	1,922,941	0.63%	0.63%	4.12%	55.97%
2005 (5)	1.57%	1,574,060	0.63%	0.63%	2.89%	109.28%
2004	1.21%	1,408,935	0.65%	0.65%	2.12%	189.32%
05/01/2003 - 12/31/2003	0.96%	891,899	0.66%	0.66%	2.74%	227.50%

Floating Rate Loan (10)
05/01/2007 - 12/31/2007 (5)	(1.86%)	$772,538	1.03%	1.03%	6.56%	12.05%

Diversified Bond
2007 (5)	1.32%	$2,021,197	0.63%	0.63%	5.02%	925.04%
05/01/2006 - 12/31/2006 (5)	5.20%	776,087	0.64%	0.64%	4.82%	466.45%

Growth LT
2007 (5)	15.63%	$1,956,132	0.77%	0.78%	0.66%	66.24%
2006 (5)	9.72%	1,865,500	0.78%	0.78%	0.43%	59.07%
2005 (5)	7.68%	1,577,844	0.79%	0.79%	0.24%	41.57%
2004	10.40%	1,835,524	0.80%	0.82%	0.30%	49.60%
2003	33.98%	1,748,854	0.80%	0.82%	(0.13%)	48.90%

Focused 30
2007 (5)	31.84%	$374,199	0.96%	0.96%	0.51%	24.37%
2006 (5)	23.71%	245,458	1.01%	1.02%	0.36%	35.56%
2005 (5)	22.07%	154,142	1.03%	1.03%	1.13%	71.37%
2004	14.85%	94,760	1.03%	1.03%	0.16%	71.22%
2003	42.26%	74,054	1.06%	1.06%	(0.45%)	65.97%

Health Sciences
2007 (5)	16.47%	$139,727	1.14%	1.14%	(0.45%)	81.23%
2006 (5)	8.11%	126,596	1.16%	1.17%	(0.52%)	109.64%
2005 (5)	15.28%	145,425	1.17%	1.17%	(0.54%)	167.51%
2004	7.54%	127,039	1.16%	1.19%	(0.25%)	181.83%
2003	27.82%	122,741	1.16%	1.19%	(0.29%)	114.39%

Mid-Cap Value
2007 (5)	(2.15%)	$4,392,608	0.87%	0.87%	0.78%	78.69%
2006 (5)	14.97%	3,989,424	0.88%	0.88%	0.64%	62.35%
2005 (5)	8.87%	2,765,961	0.88%	0.88%	0.65%	77.58%
2004	25.08%	1,693,994	0.89%	0.97%	0.40%	89.13%
2003	29.10%	1,141,905	0.89%	0.96%	0.56%	87.60%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net						Net
	Asset						Asset
	Value,		Net				Value,
	Beginning	Net	Realized and	Total from			End of
	of Year	Investment	Unrealized	Investment	Total		Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)	Operations	Distributions		Period

Large-Cap Growth (11)
2007 (5)	$7.71	($0.01)	$1.68	$1.67	$—		$9.38
2006 (5)	8.03	0.01	(0.32)	(0.31)	(0.01	)(6)	7.71
2005 (5)	7.83	0.02	0.21	0.23	(0.03)		8.03
2004	7.53	0.05	0.30	0.35	(0.05)		7.83
2003	6.02	0.01	1.52	1.53	(0.02)		7.53

International Large-Cap
2007 (5)	$10.58	$0.18	$0.77	$0.95	($2.04)		$9.49
2006 (5)	8.80	0.28	2.06	2.34	(0.56)		10.58
2005 (5)	7.86	0.08	0.92	1.00	(0.06)		8.80
2004	6.69	0.07	1.17	1.24	(0.07)		7.86
2003	5.19	0.06	1.51	1.57	(0.07)		6.69

Small-Cap Value
2007 (5)	$14.26	$0.30	$0.14	$0.44	($0.30)		$14.40
2006 (5)	16.15	0.33	2.52	2.85	(4.74)		14.26
2005 (5)	15.09	0.20	1.77	1.97	(0.91)		16.15
2004	12.60	0.22	2.80	3.02	(0.53)		15.09
05/01/2003 - 12/31/2003	10.00	0.10	2.60	2.70	(0.10)		12.60

Multi-Strategy
2007 (5)	$17.68	$0.47	$0.31	$0.78	($0.55)		$17.91
2006 (5)	16.61	0.42	1.52	1.94	(0.87)		17.68
2005	16.37	0.37	0.25	0.62	(0.38)		16.61
2004	15.16	0.26	1.23	1.49	(0.28)		16.37
2003	12.48	0.21	2.69	2.90	(0.22)		15.16

Main Street Core
2007 (5)	$24.19	$0.32	$0.75	$1.07	($0.30)		$24.96
2006 (5)	21.26	0.26	2.96	3.22	(0.29)		24.19
2005 (5)	20.27	0.25	0.97	1.22	(0.23)		21.26
2004	18.74	0.25	1.54	1.79	(0.26)		20.27
2003	14.89	0.15	3.87	4.02	(0.17)		18.74

Emerging Markets
2007 (5)	$19.17	$0.23	$5.55	$5.78	($3.99)		$20.96
2006 (5)	18.42	0.19	3.83	4.02	(3.27)		19.17
2005 (5)	13.13	0.22	5.22	5.44	(0.15)		18.42
2004	9.91	0.18	3.23	3.41	(0.19)		13.13
2003	5.93	0.09	3.97	4.06	(0.08)		9.91

Managed Bond
2007 (5)	$10.92	$0.52	$0.40	$0.92	($0.50)		$11.34
2006 (5)	10.85	0.47	0.04	0.51	(0.44)		10.92
2005 (5)	11.29	0.39	(0.10)	0.29	(0.73)		10.85
2004	11.16	0.30	0.29	0.59	(0.46)		11.29
2003	11.59	0.50	0.19	0.69	(1.12)		11.16

[Additional columns below]
[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratios of
			Ratios of	Expenses	Ratios
		Net Assets,	Expenses	Before	of Net
		End of	After Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income (Loss)	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Large-Cap Growth (11)
2007 (5)	21.63%	$1,027,136	0.95%	0.95%	(0.17%)	149.35%
2006 (5)	(3.82%)	1,585,864	0.98%	0.98%	0.14%	158.74%
2005 (5)	2.94%	1,179,493	0.99%	0.99%	0.30%	147.32%
2004	4.65%	1,876,064	0.99%	1.01%	0.76%	35.70%
2003	25.36%	1,106,881	0.99%	1.01%	0.28%	29.95%

International Large-Cap
2007 (5)	9.26%	$3,214,956	1.03%	1.03%	1.78%	41.37%
2006 (5)	27.00%	4,074,030	1.11%	1.11%	2.84%	50.66%
2005 (5)	12.70%	3,005,340	1.12%	1.12%	0.98%	46.30%
2004	18.60%	1,787,081	1.14%	1.14%	0.98%	48.01%
2003	30.52%	1,098,950	1.15%	1.16%	0.73%	131.03%

Small-Cap Value
2007 (5)	3.14%	$593,091	0.97%	0.97%	1.96%	36.80%
2006 (5)	19.75%	598,036	0.98%	0.98%	2.13%	30.45%
2005 (5)	13.65%	511,970	0.98%	0.98%	1.30%	47.42%
2004	24.41%	606,338	1.00%	1.01%	1.96%	24.72%
05/01/2003 - 12/31/2003	26.93%	318,718	1.02%	1.06%	1.79%	44.21%

Multi-Strategy
2007 (5)	4.34%	$449,867	0.70%	0.71%	2.54%	138.38%
2006 (5)	11.68%	514,843	0.70%	0.70%	2.44%	169.63%
2005	3.78%	571,801	0.70%	0.70%	2.11%	256.99%
2004	9.81%	625,588	0.70%	0.70%	1.59%	291.87%
2003	23.28%	622,688	0.71%	0.71%	1.50%	261.98%

Main Street Core
2007 (5)	4.40%	$2,552,874	0.67%	0.67%	1.26%	107.84%
2006 (5)	15.18%	2,185,287	0.68%	0.68%	1.15%	106.18%
2005 (5)	5.99%	2,004,069	0.69%	0.69%	1.24%	83.74%
2004	9.54%	1,426,317	0.70%	0.70%	1.39%	78.11%
2003	26.96%	1,172,300	0.71%	0.71%	1.05%	85.27%

Emerging Markets
2007 (5)	33.09%	$2,142,742	1.08%	1.08%	1.14%	59.20%
2006 (5)	24.40%	1,541,070	1.22%	1.22%	1.04%	86.15%
2005 (5)	41.47%	1,319,163	1.24%	1.25%	1.46%	66.48%
2004	34.62%	684,704	1.19%	1.21%	2.13%	27.66%
2003	68.50%	320,113	1.24%	1.25%	1.71%	20.26%

Managed Bond
2007 (5)	8.53%	$4,819,028	0.63%	0.64%	4.76%	1,041.87%
2006 (5)	4.81%	3,758,133	0.65%	0.66%	4.35%	835.49%
2005 (5)	2.63%	3,520,109	0.65%	0.66%	3.54%	825.36%
2004	5.38%	2,991,450	0.65%	0.65%	2.46%	826.80%
2003	6.24%	2,619,647	0.66%	0.66%	4.02%	568.34%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net						Net
	Asset						Asset
	Value,		Net				Value,
	Beginning	Net	Realized and		Total from		End of
	of Year	Investment	Unrealized		Investment	Total	Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)		Operations	Distributions	Period

Inflation Managed
2007 (5)	$10.75	$0.51	$0.56		$1.07	($0.47)	$11.35
2006 (5)	11.50	0.46	(0.42)		0.04	(0.79)	10.75
2005 (5)	12.38	0.33	(0.02)		0.31	(1.19)	11.50
2004	12.22	0.08	0.95		1.03	(0.87)	12.38
2003	12.06	0.02	0.93		0.95	(0.79)	12.22

Money Market
2007 (5)	$10.08	$0.49	($—	)(8)	$0.49	($0.49)	$10.08
2006 (5)	10.09	0.47	(0.01)		0.46	(0.47)	10.08
2005 (5)	10.09	0.28	—		0.28	(0.28)	10.09
2004	10.09	0.10	—		0.10	(0.10)	10.09
2003	10.09	0.08	—		0.08	(0.08)	10.09

High Yield Bond
2007 (5)	$6.93	$0.53	($0.36)		$0.17	($0.52)	$6.58
2006 (5)	6.82	0.50	0.11		0.61	(0.50)	6.93
2005 (5)	7.15	0.49	(0.33)		0.16	(0.49)	6.82
2004	7.02	0.50	0.13		0.63	(0.50)	7.15
2003	6.28	0.49	0.74		1.23	(0.49)	7.02

Comstock (12)
2007 (5)	$10.69	$0.18	($0.50)		($0.32)	($0.15)	$10.22
2006 (5)	10.23	0.18	1.42		1.60	(1.14)	10.69
2005 (5)	10.33	0.16	0.27		0.43	(0.53)	10.23
2004	8.91	0.10	1.42		1.52	(0.10)	10.33
2003	6.82	0.06	2.08		2.14	(0.05)	8.91

Mid-Cap Growth
2007 (5)	$8.60	$0.05	$1.92		$1.97	($0.04)	$10.53
2006 (5)	8.04	0.02	0.70		0.72	(0.16)	8.60
2005 (5)	6.82	(0.03)	1.25		1.22	—	8.04
2004	5.61	(0.03)	1.24		1.21	—	6.82
2003	4.30	(0.02)	1.33		1.31	—	5.61

Real Estate
2007 (5)	$26.27	$0.36	($4.61)		($4.25)	($0.28)	$21.74
2006 (5)	23.59	0.54	7.75		8.29	(5.61)	26.27
2005 (5)	21.23	0.31	3.12		3.43	(1.07)	23.59
2004	15.85	0.21	5.73		5.94	(0.56)	21.23
2003	12.08	0.46	4.02		4.48	(0.71)	15.85

Small-Cap Equity (13)
2007 (5)	$12.08	$0.04	$0.70		$0.74	($0.03)	$12.79
2006 (5)	11.14	0.05	2.03		2.08	(1.14)	12.08
05/02/2005 - 12/31/2005 (5)	10.00	0.05	1.48		1.53	(0.39)	11.14

[Additional columns below]
[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratios of
			Ratios of	Expenses	Ratios
		Net Assets,	Expenses	Before	of Net
		End of	After Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income (Loss)	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Inflation Managed
2007 (5)	10.14%	$4,752,429	0.62%	0.62%	4.64%	916.41%
2006 (5)	0.52%	3,387,225	0.63%	0.64%	4.20%	945.17%
2005 (5)	2.54%	2,805,140	0.64%	0.64%	2.81%	1,092.46%
2004	8.90%	2,335,360	0.64%	0.65%	1.08%	1,040.98%
2003	8.24%	1,644,339	0.66%	0.66%	0.85%	1,024.08%

Money Market
2007 (5)	4.99%	$1,047,501	0.35%	0.36%	4.83%	N/A
2006 (5)	4.69%	970,375	0.37%	0.37%	4.63%	N/A
2005 (5)	2.82%	874,177	0.37%	0.37%	2.77%	N/A
2004	1.01%	1,068,303	0.37%	0.37%	1.00%	N/A
2003	0.79%	1,161,021	0.37%	0.37%	0.80%	N/A

High Yield Bond
2007 (5)	2.44%	$792,270	0.63%	0.63%	7.67%	40.57%
2006 (5)	9.42%	838,795	0.64%	0.64%	7.34%	64.84%
2005 (5)	2.37%	872,657	0.64%	0.64%	7.10%	70.32%
2004	9.42%	895,618	0.66%	0.66%	7.12%	86.06%
2003	20.29%	925,494	0.65%	0.65%	7.40%	92.04%

Comstock (12)
2007 (5)	(3.01%)	$2,631,070	0.92%	0.93%	1.61%	25.01%
2006 (5)	16.33%	1,608,547	0.98%	0.98%	1.72%	28.92%
2005 (5)	4.36%	922,448	0.99%	0.99%	1.60%	25.06%
2004	17.17%	771,295	1.00%	1.00%	1.34%	32.20%
2003	31.38%	422,539	1.00%	1.02%	1.18%	72.23%

Mid-Cap Growth
2007 (5)	22.92%	$1,454,146	0.92%	0.92%	0.48%	65.96%
2006 (5)	8.93%	1,070,351	0.93%	0.93%	0.24%	67.25%
2005 (5)	17.90%	290,848	0.95%	0.95%	(0.38%)	105.32%
2004	21.59%	229,789	0.96%	0.96%	(0.48%)	129.31%
2003	30.39%	167,630	1.00%	1.06%	(0.55%)	300.49%

Real Estate
2007 (5)	(16.16%)	$974,207	1.07%	1.08%	1.40%	43.63%
2006 (5)	38.06%	1,218,244	1.13%	1.13%	2.07%	23.59%
2005 (5)	16.79%	846,390	1.14%	1.14%	1.42%	28.69%
2004	37.62%	746,211	1.14%	1.14%	3.76%	8.70%
2003	37.52%	484,315	1.14%	1.14%	4.01%	10.94%

Small-Cap Equity (13)
2007 (5)	6.04%	$437,250	0.97%	0.98%	0.30%	81.01%
2006 (5)	18.68%	98,735	1.01%	1.01%	0.42%	98.72%
05/02/2005 - 12/31/2005 (5)	15.34%	70,347	1.05%	1.05%	0.73%	61.41%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References

(1)	Total returns for periods of less than one full year are not annualized.

(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian and other credits, advisory fee waivers, and adviser expense reimbursements, if any, as discussed in Note 5 to the Financial Statements.

(3)	The ratios for periods of less than one full year are annualized.

(4)	Prior to May 1, 2007, Small-Cap Growth Portfolio was named Fasciano Small Equity Portfolio. Prior to May 1, 2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(5)	Per share amounts have been calculated using the average shares method.

(6)	Includes return of capital distributions for the Small-Cap Growth, Equity, Growth LT, and Large-Cap Growth Portfolios of ($0.005), ($0.007), ($0.003), and ($0.006), respectively.

(7)	The expense ratios for the American Funds Growth-Income and American Funds Growth Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The investment in Class 1 shares effective May 1, 2007 results in lower expenses at the Master Fund level (See Notes 1 and 3 to Financial Statements). The portfolio turnover rates for the underlying Master Fund for the American Funds Growth-Income Portfolio for fiscal years ended 2005, 2006 and 2007 were 20%, 25% and 24%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth Portfolio for fiscal years ended 2005, 2006 and 2007 were 29%, 35% and 40%, respectively.

(8)	Amount represents less than $0.005 per share.

(9)	Includes return of capital distribution of ($0.04).

(10)	Operations commenced on May 1, 2007.

(11)	Prior to January 1, 2006, Large-Cap Growth Portfolio was named Blue Chip Portfolio.

(12)	Prior to May 1, 2003, Comstock Portfolio was named Strategic Value Portfolio.

(13)	Prior to May 1, 2007, Small-Cap Equity Portfolio was named VN Small-Cap Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust and as of December 31, 2007 was comprised of thirty-two separate portfolios: the Small-Cap Growth (formerly Fasciano Small Equity), International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, and Small-Cap Equity (formerly VN Small-Cap Value) Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.
     American Funds Growth-Income and American Funds Growth Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares (effective May 1, 2007) of the Growth-Income and Growth Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Prior to May 1, 2007, the Feeder Portfolios invested in Class 2 shares of the Master Funds. Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2007, the American Funds Growth-Income and American Funds Growth Portfolios owned 7.05% and 5.03% of the Growth-Income and Growth Funds, respectively, of the Master Funds. American Funds Insurance Series is a registered trademark of AFD.
     Shares of some or all of the portfolios within the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Separate Account I, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account, each a separate account of Pacific Life Insurance Company (“Pacific Life”), and Pacific Select Exec Separate Account, Separate Account I, and Separate Account A, each a separate account of Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.
     A. Portfolio Valuation
     The net asset value (“NAV”) per share for each portfolio of the Fund is calculated by subtracting the portfolio’s liabilities (including accrued expenses, dividends payable and any borrowings of the portfolio) from the portfolio’s total assets (the value of the securities and other investments the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.
     Each portfolio’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including when foreign markets are closed. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00p.m. Eastern Time, although it occasionally closes earlier.
     The value of each security and other investment instruments (“holdings”) is based on pricing data obtained from various sources approved by the Fund’s Board of Trustees (the “Board”). Equity holdings, including options, are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign). Treasury holdings are generally valued at the last reported sale price obtained from pricing/quotation sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Other equity and fixed income holdings traded in over-the-counter markets and for which no sales are reported are generally valued at the mean between the most recent bid and ask prices obtained from a pricing/quotation and/or valuation reporting system, from established market makers, or from broker-dealers. Bid and ask prices for fixed income holdings are generally based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board. If bid and ask prices are not available, holdings may be valued at bid prices or evaluated prices. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.
     In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed unreliable, or if events that could materially affect the NAV occur after the close of the principal market for particular holding but before the Fund values its assets, the holdings may be valued at their fair value as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Fund’s Board and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a holding is the amount which the Fund might reasonably expect to receive for the holding upon its current sale. Fair valuations are based on a variety of factors and available information which the Fund may consider, including information that becomes known after the close of the NYSE. The values that are determined are deemed to be the price as of the time of close of the NYSE. When fair value pricing of holdings is employed, the prices of holdings used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the Fund could obtain upon its current sale.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     If events occur between the time of the determination of the closing price of a foreign holding on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign holding is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the holding would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.
     The Fund has retained a statistical research service to assist in determining the fair value of foreign holdings as approved by the Board. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. These fair values may not be indicative of the price that a portfolio could obtain for a foreign holding if it were to dispose of the holding as of the close of the NYSE.
     B. Securities Transactions and Investment Income
     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The portfolios will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the portfolios invest. Facility fees and other fees (such as origination fees) received from senior loans purchased (Note 2L) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     C. Distributions to Shareholders
     During the reporting period, the portfolios declared and paid dividends on net investment income at least annually, except for the Short Duration Bond, Floating Rate Loan, Diversified Bond, Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios (collectively the “Debt Portfolios”), for which dividends were declared and paid monthly. Effective December 4, 2007, the Fund adopted a policy to declare and pay dividends for the Debt Portfolios semi-annually. Dividends may be declared less frequently if advantageous to the specific portfolio. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the applicable portfolio.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     D. Foreign Currency Translation
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
     The Fund does not separately report in the Statements of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized and change in unrealized appreciation or depreciation from investments.
     Net realized foreign exchange gains and losses arise from sales of a portfolio’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation and depreciation arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.
     E. Expense Allocation
     General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.
     F. Offering Costs
     The Fund bears all costs associated with offering expenses including legal, printing and support services (See Note 3). All such costs are amortized to expense of the new portfolios on a straight-line basis over twelve months from commencement of operations.
     G. Equalization
     Effective January 1, 2007, the Fund discontinued the accounting practice known as equalization, which is no longer a common practice in the industry, with no impact on NAV’s. Prior to January 1, 2007, the Fund used equalization, by which a portion of the proceeds from sales and costs of repurchases of portfolios’ shares, equivalent on a per share basis to the amount of net distributable investment income on the date of the transaction, was credited or charged to net undistributed income. As a result, net undistributed investment income per share was unaffected by sales or redemptions of the Fund’s shares.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     H. Futures Contracts
     Certain portfolios may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the portfolio’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     I. Options Contracts
     Certain portfolios may write and/or purchase call and put options on securities, futures, interest rate swaps (“swaptions”), or currencies. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a portfolio may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.
     J. Forward Foreign Currency Contracts
     Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a portfolio’s investment in foreign securities. These contracts are marked-to-market daily at the applicable translation rates. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.
     K. Swaps
     Certain portfolios may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a portfolio had invested directly in the asset that yielded the desired return and to manage its exposure to interest and other financial risks. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.
     Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.
     Interest rate cap swap agreements are a form of interest rate swap agreements, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap.” A portfolio that enters into interest rate cap swaps is intending to manage both the portfolio’s duration and its exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which a portfolio experiences primarily in the form of leverage. A portfolio is exposed to credit loss in the event of non-performance by the other party to the interest rate cap swap. However, the Fund does not anticipate non-performance by any counterparty.
     Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or fall short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.
     Price-lock or Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.
     Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain (loss) in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.
     L. Senior Loan Participations and Assignments
     Certain portfolios may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). A portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.
     When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.
     When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance of the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, selling participant, or other persons interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.
     M. Inflation-Indexed Bonds
     Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     N. Mortgage Dollar Rolls
     Certain portfolios may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the portfolios sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. The portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The portfolios must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.
     O. Collateralized Mortgage Obligations (“CMOs”)
     Certain portfolios may invest in stripped mortgage-backed securities (“SMBS”). A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yield on POs increases. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to book value of the security on coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     P. Collateralized Loan Obligations (“CLOs”)
     Certain portfolios may purchase investment grade bonds backed by a pool of variously rated bonds, including non-investment grade bonds. CLOs are similar in concept to CMOs, but differ in that CLOs represent different degrees of credit quality rather than different maturities. Underwriters of CLOs package a large and diversified pool of bonds, including non-investment grade bonds, which is then separated into “tiers”. Typically, top tier represents the higher quality collateral and pays the lower interest rate; a middle tier is backed by riskier bonds and pays a higher rate; the bottom tier represents the lowest credit quality and, instead of receiving a fixed interest rate, receives the residual interest payments.
     The market value of CLOs will generally fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations or, with respect to synthetic securities, of the obligors on or issuers of the reference obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     CLOs are subject to credit, liquidity and interest rate risks. In particular, investment-grade CLOs will have greater liquidity risk than investment grade sovereign or corporate bonds. There is no established, liquid secondary market for many of the CLO securities a portfolio may purchase. The lack of such an established, liquid secondary market may have an adverse effect on the market value of such CLO securities and the portfolio’s ability to sell them. Further, CLOs will be subject to certain transfer restrictions that may further restrict liquidity. Therefore, no assurance can be given that if a portfolio were to dispose of a particular CLO held by a portfolio, it could dispose of such investment at the previously prevailing market price.
     Q. Equity-Linked Structured Notes
     Certain portfolios may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
     R. Government Sponsored Enterprise Securities
     Certain portfolios may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although chartered and sponsored by Congress, such entities are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government.
     S. When-Issued Securities
     Certain portfolios many purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     T. Delayed-Delivery Transactions
     Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.
     U. Short Sales
     Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A portfolio is obligated to deliver securities at the market price at the time the short position is closed. Short sales involve the risk that the price of the security in the market will be higher when purchased to closeout the short position. Therefore, possible losses from short sales may be unlimited. When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended.
     The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a portfolio’s volatility.
     V. Inverse Floater Structures
     Certain portfolios invest in residual certificates issued by tender option bond trusts (“TOB’s”). A TOB is established by a third party sponsor forming a special purpose entity, into which the portfolio, or an agent on behalf of the portfolio, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate trust certificates (“floating rate certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to a portfolio which made the transfer. The transfer of the municipal securities to a TOB is accounted for as secured borrowings. Therefore, the municipal securities deposited into a TOB are presented in the portfolios’ Schedules of Investments and the proceeds from the transaction are reported as floating rate certificates payable of the portfolios. Interest income from the underlying security is recorded by the portfolios on an accrual basis. Interest expense incurred on the floating rate certificates and other expenses related to remarketing, administration and trustee services to a TOB is reported as an expense of the portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender the floating rate certificates to the TOB for redemption at par at each reset date. The TOB Residuals’ interests held by the portfolios include the right of the portfolios to (1) cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) transfer a corresponding share of the municipal securities from the TOB to the portfolios.
     Financial transactions executed through TOB’s generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the portfolios’ investments in TOB Residuals likely will adversely affect the portfolios’ net investment income and distributions to

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the portfolios’ net asset value per share.
     W. Repurchase Agreements
     Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by Pacific Life Fund Advisors LLC (see Note 3) or a Portfolio Manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     X. New Accounting Pronouncement
     In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, which defines fair value, established a framework for fair value measuring fair value in U.S. GAAP, and requires expanded disclosure about fair value measurements. SFAS 157 will be effective beginning with the Fund’s 2008 fiscal year. Management does not believe that the adoption of SFAS 157 will impact the amounts reported in the financial statements; however, additional disclosure is expected concerning the methods of determining valuation, particularly fair valuations in the financial statement for each fiscal period under SFAS 157.
     Y. General Investment Risks
     An investment in the Fund represents an indirect investment in the holdings owned by the Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in the Fund at any point in time may be worth more or less than the original investment. Investments in the Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.
     The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.
     Fixed income holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt holdings may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other holdings, and it may be difficult to value these instruments because of a thin secondary market.
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.
     Each portfolio may not invest in illiquid securities and bank loans (collectively, “holdings”) if as a result of such investment, more than 15% (10% for the Money Market Portfolio) of its net assets would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the securities. The market value of illiquid holdings held by each portfolio as of December 31, 2007 was less than 15% (10% for the Money Market Portfolio) of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such holding quickly for its full value.
     For additional risks, refer to discussions on specific types of investments in Notes 2H through 2W above.
3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN
     Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to the Fund. Prior to May 1, 2007, Pacific Life served as Investment Adviser to the Fund. Pacific Life received advisory fees from the Fund based on the following advisory fee rates, which were based on an annual percentage of the average daily net assets of each portfolio for the period January 1, 2007 to April 30, 2007:

Small-Cap Growth	0.80%
International Value	0.85%
International Small-Cap	1.05%
Equity Index	0.25%
Small-Cap Index	0.50%
Diversified Research	0.90%
Equity	0.65%
American Funds Growth-Income	0.95% (1), (2)
American Funds Growth	0.95% (1)
Large-Cap Value	0.85%
Technology	1.10%
Short Duration Bond	0.60%
Diversified Bond	0.60%
Growth LT	0.75%
Focused 30	0.95%
Health Sciences	1.10%
Mid-Cap Value	0.85%
Large-Cap Growth	0.95%
International Large-Cap	1.05%
Small-Cap Value	0.95%
Multi-Strategy	0.65%
Main Street Core	0.65%
Emerging Markets	1.00%
Managed Bond	0.60%
Inflation Managed	0.60%
Money Market	See (3)
High Yield Bond	0.60%
Comstock	0.95%
Mid-Cap Growth	0.90%
Real Estate	1.10%
Small-Cap Equity	0.95%

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(1)	Pursuant to a written agreement, Pacific Life limited its advisory fee through April 30, 2007 to 0.36% on an annual basis for the Feeder Portfolios. This limitation amount was changed effective May 1, 2007 (as described in footnote (1) to the table below).
(2)	Pacific Life agreed to subsidize any fees for the American Funds Growth-Income Portfolio (the “Feeder Portfolio”) to the extent that its ordinary operating expenses, including advisory fees and the proportionate share of net fees and expenses of the Master Fund in which the Feeder Portfolio invested exceeded 1.01% on an annual basis through April 30, 2007.
(3)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% of the excess of over $500 million.
     Effective May 1, 2007, the Fund’s Board approved a new advisory fee schedule which lowered the base rate by 0.20% (except for the new Floating Rate Loan Portfolio, which commenced operations on May 1, 2007), and provides fee breakpoints for all portfolios. The Fund’s Board also approved a new Service Plan that added a service fee of 0.20% for all portfolios effective May 1, 2007.
     Pursuant to the new fee schedule, PLFA receives advisory fees from the Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

International Value	0.65% of first $4 billion
Mid-Cap Value	0.63% on excess

International Small-Cap	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Diversified Research	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Equity	0.45% of first $4 billion
Multi-Strategy	0.43% on excess
Main Street Core

American Funds Growth-Income (1), (2)	0.75% of first $1 billion
American Funds Growth (1)	0.72% of next $1 billion
Floating Rate Loan	0.69% of next $2 billion
Small-Cap Value	0.67% on excess
Small-Cap Equity

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Technology	0.90% of first $1 billion
Health Sciences	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Short Duration Bond	0.40% of first $4 billion
Diversified Bond	0.38% on excess
Managed Bond
Inflation Managed
High Yield Bond

Growth LT	0.55% of first $4 billion
0.53% on excess

Focused 30	0.75% of first $100 million
Large-Cap Growth	0.71% of next $900 million
Comstock	0.68% of next $3 billion
0.66% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

(1)	PLFA entered into advisory fee waiver agreements, effective May 1, 2007, to limit its advisory fees to a maximum of 0.41% for the Feeder Portfolios until April 30, 2008. Effective May 1, 2007, the Feeder Portfolios began investing in Class 1 shares of the Master Funds instead of Class 2 shares (See Note 1). Class 2 shares are subject to a 0.25% 12b-1 distribution charge (See Note 7); Class 1 shares are not subject to such charge. In addition, effective May 1, 2007, there was a 0.20% reduction of the gross investment advisory fee for the Feeder Portfolios and a simultaneous implementation of a 0.20% Service Plan fee (discussed below). Although there were a number of changes as noted above, the total direct (at the Feeder Portfolio level) and indirect (at the Master Fund level) expenses of the Feeder Portfolios, remained the same or slightly lower after all changes took place on May 1, 2007.
(2)	PLFA agreed to subsidize any fees of the American Funds Growth-Income Portfolio (the “Feeder Portfolio”) to the extent that its ordinary operating expenses, including advisory fees and service fees, and the proportionate share of net fees and expenses of the Master Fund in which the Feeder Portfolio invests exceeds 1.01% on an annual basis through April 28, 2008.
     Prior to May 1, 2007, an Advisory Fee Reduction Program (the “Program”) that reduced the advisory fees paid to Pacific Life under the Investment Advisory Agreement was in place. Pursuant to this Program, Pacific Life waived 0.00125% of its advisory fee for each applicable portfolio for the period from May 1, 2005 through April 30, 2007 for all portfolios. The Program expired on April 30, 2007.
     Pursuant to Portfolio Management Agreements, the Fund and PLFA engage portfolio managers under PLFA’s supervision for twenty-eight of the thirty-two portfolios. The following firms serve as sub-advisers for the respective portfolios: Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; AllianceBernstein L.P. for the International Value Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; BlackRock Investment Management, LLC for the Equity Index and Small-Cap Index Portfolios; Capital Guardian Trust Company for the Diversified Research and Equity Portfolios; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; Columbia Management Advisors, LLC for the Technology Portfolio; Goldman Sachs Asset Management, L.P. for the Short Duration Bond Portfolio; Highland Capital Management, L.P. for the Floating Rate Loan Portfolio; J.P. Morgan Investment Management, Inc. for the Diversified Bond Portfolio; Janus Capital Management LLC for the Growth LT and Focused 30 Portfolios; Jennison Associates LLC for the Health Sciences Portfolio; Lazard Asset Management LLC for the Mid-Cap Value Portfolio; Loomis, Sayles & Company, L.P. for the Large-Cap Growth Portfolio; MFS Investment Management for the International Large-Cap Portfolio; NFJ Investment Group L.P. for the Small-Cap Value Portfolio; OppenheimerFunds, Inc. for the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios; Pacific Investment Management Company LLC for the Managed Bond and Inflation Managed Portfolios; Van Kampen for the Comstock, Mid-Cap Growth, and Real Estate Portfolios; and Vaughan Nelson Investment Management, L.P. for the Small-Cap Equity Portfolio. PLFA, as Investment Adviser to the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their advisory services provided to the Fund.
     Pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and Capital Research and Management Company (“CRMC”), CRMC serves as the Investment Adviser to the

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Master Funds. For the year ended December 31, 2007, CRMC received 0.24% and 0.29% of net advisory fees based on an annual percentage of the average daily net assets of each fund from the Growth-Income and Growth Funds, respectively, of the Master Funds. The advisory fee rates before waiver were 0.26% and 0.32%, respectively, for the same period. PLFA serves as the Investment Adviser for the Feeder Portfolios.
     Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Funds securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.
     Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.
     Effective May 1, 2007, the Distributor received from the Fund a service fee of 0.20% based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.
4. TRUSTEE COMPENSATION AND RETIREMENT PLAN
     The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.
     Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. In addition, the Fund maintains a retirement plan for three former independent trustees and the retirement benefit obligations were fully accrued as of December 31, 2005. There is no retirement plan for current independent trustees. During the year ended December 31, 2007, the Fund paid $148,300 and $165,000 of deferred compensation and retirement benefits, respectively, to resigned and/or retired independent trustees. As of December 31, 2007, the total deferred trustee compensation liability for both current and retired independent trustees and the accrued retirement benefit obligations were $644,255 and $495,000, respectively.
5. EXPENSE REDUCTIONS
     To help limit fund expenses, PLFA has contractually agreed to reimburse each portfolio other than the American Funds Growth-Income Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through April 30, 2009. There is no guarantee that PLFA will continue to cap expenses after April 30, 2009. Any portion of such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the portfolio, but not above the expense cap. For the year ended December 31, 2007, a reimbursement of $4,799 was required by PLFA for the Floating Rate Loan Portfolio and was fully recouped as of December 31, 2007. No other repayment was required by the Fund under the expense limitation agreement. All reductions or reimbursements have been fully recouped or expired as of December 31, 2007.
     In the case of the American Funds Growth-Income Portfolio, PLFA has contractually agreed to reimburse the portfolio for its ordinary operating expenses, including advisory and service fees, and the proportionate share of the net fees and expenses of the Master Fund that exceed an annual rate of 1.01% of its average daily net assets through April 28, 2008. For the year ended December 31, 2007, no reimbursement was required by PLFA.
     The Fund has also entered into an arrangement with its custodian and securities lending agent (See Note 8), whereby credits are realized as a result of uninvested cash balances and cash is received to offset custodial transaction fees associated with securities lending.
     The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian and other credits, if any, are presented in the Statements of Operations.
6. RECAPTURED COMMISSIONS
     The Fund may from time to time enter into directed brokerage agreements that may generate credits, cash or other compensation (“recaptured commissions”). Recaptured commissions are recorded as

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
realized gains and are reflected on the Statements of Operations. For the year ended December 31, 2007, the total recaptured commissions received by each portfolio through directed brokerage transactions were as follows:

Small-Cap Growth	$50,184
International Value	2,354
Diversified Research	44,387
Equity	22,659
Large-Cap Value	50,380
Technology	16,708
Growth LT	102,847
Focused 30	15,446
Health Sciences	49,168
Mid-Cap Value	1,978,984
Large-Cap Growth	419,546
Emerging Markets	45,637
Comstock	390
Mid-Cap Growth	15,542
Small-Cap Equity	100,039
7. TRANSACTIONS WITH AFFILIATES
     The Fund has incurred $319,111,267 of investment advisory fees (after advisory fee waivers of $14,837,247, Note 3), $73,652,258 of service fees to the Distributor, and $2,053,891 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, Note 3) for the year ended December 31, 2007. As of December 31, 2007, $25,730,698, $1,233,712, and $1,081,607, respectively, remained payable. Included in the above investment advisory fees, service fees and expenses for support services amounts are $349,789 (after advisory fee waivers of $492), $0 and $5,769, respectively, which reflects the amounts attributed to the Concentrated Growth and Capital Opportunities Portfolios in the aggregate (See Note 15).
     The Distributor received a service fee from the Master Funds (See Note 1) at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to the applicable Feeder Portfolios for the period January 1, 2007 to April 30, 2007. Effective May 1, 2007, the Feeder Portfolios began investing in Class 1 shares of the Master Funds instead of Class 2 shares. Class 2 shares are subject to a 0.25% distribution and/or service (12b-1) fees; Class 1 shares are not subject to such fees. The Distributor paid to AFD, the principal underwriter of the American Funds Insurance Series (See Note 1), a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life and PL&A through investments by the Feeder Portfolios in the Master Funds. Effective May 1, 2007, the Distributor pays AFD 0.16% of purchase payments up to $1.5 billion, 0.14% on next $1.5 billion, and 0.10% on excess over $3 billion. For the year ended December 31, 2007, the Master Funds incurred $2,814,838 of service fees payable to the Distributor. For the same period, the Distributor incurred $1,138,024 of marketing expense allowance to AFD, of which $260,551 remained payable as of December 31, 2007.
     Certain officers and directors of Pacific Life and PLFA are also officers and trustees of the Fund.
8. SECURITIES LENDING
     Each portfolio may loan securities to certain brokers, dealers and other financial institutions in order to earn additional income. The borrowers pay the portfolio’s negotiated lenders’ fees and the portfolios receive cash, in an amount equal to 102% of the market value of loaned U.S. securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. The collateral is marked-to-market daily based on the previous day’s market value of securities loaned. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, a portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral. The cash collateral received is invested in an institutional securities lending collateral fund which invests in high quality, relatively short-term instruments. Accordingly, each portfolio is subject to all investment risks associated with the holding and investment of collateral received, including, but not limited to, principal loss and interest rate, credit and liquidity risk associated with such investments. Each portfolio retains beneficial ownership and all economic benefits of the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Accordingly, the portfolio managers will not generally vote proxies for securities out on loan; although each has discretion to request that the portfolio’s securities lending agent call back securities which are out on loan, which is intended to provide the opportunity to vote on material matters. Mellon Bank, N.A. serves as securities lending agent for the portfolios of the Fund and the Mellon GSL DBT II Collateral Fund (a series of the Mellon GSL Reinvestment Trust, a Delaware Business Trust) is the investment vehicle for the portfolio’s cash collateral. The market values of securities loaned by the portfolio and the collateral held for securities on loan as of December 31, 2007, were as follows:

	Market	Cash Collateral
	Value	Received
	of Securities	for Loans
Portfolio	on loan	Outstanding (1)

Small-Cap Growth	$268,982,136	$280,910,573
International Value	38,169,633	40,388,000
International Small-Cap	40,774,388	42,894,180
Equity Index	230,540,278	239,975,716
Small-Cap Index	442,942,977	468,878,524
Diversified Research	246,509,540	257,117,667
Equity	40,608,813	42,666,070
Large-Cap Value	75,650,489	78,242,157
Technology	27,670,388	28,662,055
Short Duration Bond	115,810,298	122,869,571
Diversified Bond	184,223,626	190,027,093
Growth LT	111,719,544	115,977,896
Focused 30	76,308,915	79,043,634
Health Sciences	41,488,839	43,622,383
Mid-Cap Value	569,793,405	594,854,657
Large-Cap Growth	148,142,884	152,383,180
International Large-Cap	35,519,162	37,963,427
Small-Cap Value	191,153,179	198,771,253
Multi-Strategy	26,101,634	27,183,875
Main Street Core	143,196,951	149,493,180
Emerging Markets	87,937,525	92,529,934
Managed Bond	624,262,385	664,746,103
High Yield Bond	90,728,874	94,346,504
Comstock	193,833,118	201,855,278
Mid-Cap Growth	395,152,305	408,735,662
Real Estate	250,484,051	257,598,837
Small-Cap Equity	124,252,996	129,057,085
(1) As of December 31, 2007, no non-cash collateral was received for loans outstanding.
     Cash collateral received for securities lending transactions is presented in the portfolio’s Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is presented in the Statements of Assets and Liabilities. Income generated from securities lending is presented in the Statements of Operations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
9. INDEMNIFICATIONS
     Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
10. COMMITTED LINE OF CREDIT
     The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on the borrowing is the Bank’s overnight Federal funding rate plus 0.50%, 4.50% as of December 31, 2007. The Fund agrees to pay to the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $75,000 annually. The committed line of credit will expire on September 8, 2008, unless renewed. The commitment fees and interest incurred by the Fund are presented in the Statements of Operations. The commitment fees are allocated to each portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to that portfolio. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2007 for each portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing

Equity Index	5.78%	$3,756,915
Equity	5.24%	2,030,880
Technology	5.72%	617,904
Floating Rate Loan	5.75%	1,737,079
Growth LT	5.61%	7,848,422
Focused 30	5.78%	3,970,090
Health Sciences	5.81%	704,828
Large-Cap Growth	5.75%	11,522,799
International Large-Cap	5.77%	8,888,360
Small-Cap Value	5.75%	2,203,599
Multi-Strategy	5.65%	4,821,670
Main Street Core	5.75%	111,602
Emerging Markets	5.79%	6,565,620
High Yield Bond	5.80%	7,607,032
Mid-Cap Growth	5.77%	2,622,642
11. UNFUNDED SENIOR LOAN COMMITMENTS
     Pursuant to the terms of certain of the Senior Loan agreements (Note 2L), the Floating Rate Loan, Managed Bond and High Yield Bond Portfolios had unfunded loan commitments of $5,991,208, $15,444,241 and $9,800,000, respectively, as of December 31, 2007 (see details in Notes to Schedule of Investments of the respective portfolios). The net unrealized depreciation on these commitments as of December 31, 2007 is included in the Statements of Assets and Liabilities.
12. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments, and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2007, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales

Short Duration Bond	$657,528,046	$804,681,246
Diversified Bond	18,265,515,234	7,822,193,809
Multi-Strategy	462,539,473	465,455,706
Managed Bond	45,361,499,511	14,946,617,296
Inflation Managed	63,277,870,051	60,152,433,895

	Other Securities
Portfolio	Purchases	Sales

Small-Cap Growth	$1,161,562,247	$878,688,760
International Value	1,697,029,898	644,283,388
International Small-Cap	1,211,093,396	915,895,031
Equity Index	114,167,327	401,813,291
Small-Cap Index	801,962,165	214,340,961
Diversified Research	690,280,030	821,578,534
Equity	99,840,821	154,990,699
American Funds Growth-Income	543,594,134	41,744,142
American Funds Growth	441,585,715	613,394,507
Large-Cap Value	970,847,340	528,517,070
Technology	315,155,450	302,515,877
Short Duration Bond	339,531,325	360,716,120
Floating Rate Loan	930,855,591	87,357,310
Diversified Bond	1,743,743,470	10,674,872,134
Growth LT	1,256,118,057	1,446,556,053
Focused 30	161,870,482	70,843,751
Health Sciences	101,878,567	113,086,535
Mid-Cap Value	4,081,464,276	3,313,215,093
Large-Cap Growth	1,785,073,279	2,550,743,750
International Large-Cap	1,407,899,943	2,510,251,043
Small-Cap Value	251,095,933	227,283,910
Multi-Strategy	240,221,782	298,378,566
Main Street Core	2,875,024,660	2,605,998,363
Emerging Markets	1,065,296,043	1,029,673,924
Managed Bond	2,119,423,686	30,970,229,419
Inflation Managed	1,136,515,956	149,937,081
High Yield Bond	383,601,727	330,072,532
Comstock	1,690,789,659	547,835,004
Mid-Cap Growth	991,724,521	824,110,578
Real Estate	490,027,734	496,398,614
Small-Cap Equity	550,845,225	230,389,069

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
13. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
     The tax character of distributions paid during the year ended December 31, 2007, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

International Value	$80,155,717	$414,615,966	$494,771,683
International Small-Cap	11,666,735	—	11,666,735
Equity Index	40,081,674	—	40,081,674
Small-Cap Index	21,042,713	—	21,042,713
Diversified Research	11,415,464	—	11,415,464
Equity	602,049	—	602,049
American Funds Growth-Income	25,867,404	—	25,867,404
American Funds Growth	6,891,226	—	6,891,226
Large-Cap Value	36,675,148	—	36,675,148
Technology	59,903	—	59,903
Short Duration Bond	73,986,275	—	73,986,275
Floating Rate Loan	31,575,284	—	31,575,284
Diversified Bond	80,005,286	—	80,005,286
Growth LT	8,407,925	—	8,407,925
Focused 30	1,230,863	—	1,230,863
Mid-Cap Value	34,669,821	—	34,669,821
International Large-Cap	119,208,592	429,195,268	548,403,860
Small-Cap Value	12,295,620	—	12,295,620
Multi-Strategy	13,333,040	—	13,333,040
Main Street Core	30,550,217	—	30,550,217
Emerging Markets	114,911,634	217,236,170	332,147,804
Managed Bond	175,638,886	21,311,357	196,950,243
Inflation Managed	175,232,245	—	175,232,245
Money Market	50,448,162	—	50,448,162
High Yield Bond	62,229,595	—	62,229,595
Comstock	37,173,772	—	37,173,772
Mid-Cap Growth	5,941,522	—	5,941,522
Real Estate	12,486,598	—	12,486,598
Small-Cap Equity	859,448	—	859,448
     The tax character of distributions paid during the year ended December 31, 2006, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

Small-Cap Growth (1)	$1,264,295	$—	$1,264,295
International Value	40,893,293	—	40,893,293
International Small-Cap	906,903	—	906,903
Equity Index	43,623,670	63,587,193	107,210,863
Small-Cap Index	15,161,325	172,923,810	188,085,135
Diversified Research	17,648,033	28,271,222	45,919,255
Equity (1)	983,449	—	983,449
American Funds Growth-Income	19,967,401	32,752,192	52,719,593
American Funds Growth	11,015,450	10,399,452	21,414,902
Large-Cap Value	53,992,257	202,924,688	256,916,945
Short Duration Bond	72,594,766	—	72,594,766
Diversified Bond	26,134,469	177,547	26,312,016
Growth LT (1)	10,812,003	—	10,812,003
Focused 30	145,819	—	145,819
Health Sciences	9,048,908	7,827,627	16,876,535
Mid-Cap Value	279,345,324	280,804,178	560,149,502
Large-Cap Growth (1)	3,047,588	—	3,047,588
International Large-Cap	102,274,335	92,243,562	194,517,897
Small-Cap Value	40,324,543	112,471,915	152,796,458
Multi-Strategy	12,923,268	11,230,733	24,154,001
Main Street Core	23,657,762	2,331,286	25,989,048
Emerging Markets	22,975,228	187,939,854	210,915,082
Managed Bond	144,491,539	—	144,491,539
Inflation Managed	220,202,931	4,580,532	224,783,463
Money Market	46,113,645	—	46,113,645
High Yield Bond	60,424,746	—	60,424,746
Comstock	43,080,642	106,008,369	149,089,011
Mid-Cap Growth	1,814,907	17,259,887	19,074,794
Real Estate	46,638,311	174,153,355	220,791,666
Small-Cap Equity	6,216,757	2,362,469	8,579,226

(1)	Includes return of capital distributions for the Small-Cap Growth, Equity, Growth LT, and Large-Cap Growth Portfolios of $240,518, $96,366, $246,520, and $1,042,979, respectively.
     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Accumulated		Undistributed
	Capital	Undistributed	Long-term	Unrealized
	and	Ordinary	Capital	Appreciation
Portfolio	Other Losses	Income	Gains	(Depreciation)

International Value	$—	$53,271,051	$113,105,907	$298,107,006
International Small-Cap	(33,602,302)	1,672,479	—	67,146,733
Short Duration Bond	(36,457,242)	978,275	—	(3,027,227)
Floating Rate Loan	(2,233,808)	315,332	—	(43,938,779)
Diversified Bond	(25,778,839)	4,013,407	—	(47,997,504)
International Large-Cap	(39,997)	79,944,283	598,511,416	351,232,134
Emerging Markets	(7,113)	56,021,918	246,552,483	537,190,555
Managed Bond	(6,131,027)	—	46,152,084	141,303,770
Inflation Managed	(14,923,718)	50,110,916	—	26,953,732
Money Market	(1,671)	363,000	—	—
High Yield Bond	(143,464,206)	1,319,129	—	(26,397,445)
     The components of the accumulated capital and other losses as of December 31, 2007, are summarized in Note 14.
14. FEDERAL INCOME TAX INFORMATION
     The Fund currently intends that each portfolio (1) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), or (2) will be treated as a partnership for Federal income tax purposes only. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. Effective January 1, 2007, all portfolios except for the International Value,

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
International Small-Cap, Short Duration Bond, Floating Rate Loan, Diversified Bond, International Large-Cap, Emerging Markets, Managed Bond, Inflation Managed, Money Market, and High Yield Bond Portfolios, elected to be taxed as a partnership (instead of a RIC).
     For those portfolios that have elected to be taxed as a partnership, book cost of assets differs from tax cost of assets as a result of each portfolio’s adoption of a mark to market method of accounting for tax purposes at the time the election was made. Under this method, tax cost of assets was the same as its fair market value.
     Each portfolio presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during 2007 to qualify as a RIC, and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (See Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.
     Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2007 are available to offset future realized capital gains and thereby reduce future capital gain distributions for RIC portfolios. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers, post-October capital losses, and post-October foreign currency losses, if any, will expire for those portfolios which elected to be taxed as a partnership. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2007, are presented in the following table:

									Post-October
	Net Capital							Post-October	Foreign	Accumulated
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Currency	Capital and
Portfolio	Carryover	2010 and Prior	2011	2012	2013	2014	2015	Deferral	Loss Deferral	Other Losses

International Small-Cap	($10,300,983)	$—	$—	$—	$—	($10,300,983)	$—	($23,301,319)	$—	($33,602,302)
Short Duration Bond	(36,457,242)	—	—	(10,706,685)	(14,086,485)	(11,664,072)	—	—	—	(36,457,242)
Floating Rate Loan	(2,052,031)	—	—	—	—	—	(2,052,031)	(181,777)	—	(2,233,808)
Diversified Bond	(21,070,010)	—	—	—	—	—	(21,070,010)	(3,697,139)	(1,011,690)	(25,778,839)
International Large-Cap	—	—	—	—	—	—	—	—	(39,997)	(39,997)
Emerging Markets	—	—	—	—	—	—	—	—	(7,113)	(7,113)
Managed Bond	—	—	—	—	—	—	—	—	(6,131,027)	(6,131,027)
Inflation Managed	—	—	—	—	—	—	—	(12,044,526)	(2,879,192)	(14,923,718)
Money Market	(1,671)	—	—	—	—	(170)	(1,501)	—	—	(1,671)
High Yield Bond (1)	(143,226,356)	(128,721,421)	(14,504,935)	—	—	—	—	(237,850)	—	(143,464,206)

(1)	The net capital loss carryover for 2010 and prior includes $10,278,415 and $53,840,090 net capital loss carryover expiring in 2008 and 2009, respectively.
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and deprecation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2007, were as follows:

	Total Cost of			Net Appreciation	Net Appreciation	Net
	Investments on	Gross Appreciation	Gross Depreciation	(Depreciation)	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)

Small-Cap Growth	$1,107,909,014	$123,984,106	($114,058,818)	$9,925,288	$—	$9,925,288
International Value	3,701,532,748	577,177,239	(279,102,403)	298,074,836	32,170	298,107,006
International Small-Cap	1,022,572,460	138,223,546	(71,078,155)	67,145,391	1,342	67,146,733
Equity Index	2,374,265,158	519,548,259	(538,560,402)	(19,012,143)	16,210	(18,995,933)
Small-Cap Index	2,148,188,925	231,609,787	(373,077,725)	(141,467,938)	2,366,105	(139,101,833)
Diversified Research	1,924,359,310	226,014,361	(372,675,823)	(146,661,462)	—	(146,661,462)
Equity	318,755,683	41,052,364	(53,701,280)	(12,648,916)	—	(12,648,916)
American Funds Growth-Income	2,100,208,508	136,203,885	(162,629,244)	(26,425,359)	—	(26,425,359)
American Funds Growth	1,641,269,787	162,061,356	(243,671,615)	(81,610,259)	—	(81,610,259)
Large-Cap Value	3,196,491,116	473,793,063	(539,809,168)	(66,016,105)	2,484	(66,013,621)
Technology	161,203,468	12,843,053	(11,645,134)	1,197,919	(1,208)	1,196,711
Short Duration Bond	1,689,158,738	11,163,413	(18,854,253)	(7,690,840)	4,663,613	(3,027,227)
Floating Rate Loan	840,547,090	892,324	(44,598,942)	(43,706,618)	(232,161)	(43,938,779)
Diversified Bond	3,083,992,743	25,391,531	(62,470,253)	(37,078,722)	(10,918,782)	(47,997,504)
Growth LT	2,047,956,715	364,438,194	(347,137,703)	17,300,491	(570,020)	16,730,471
Focused 30	416,688,558	105,145,839	(69,101,164)	36,044,675	2,311	36,046,986
Health Sciences	179,515,784	29,553,254	(25,602,229)	3,951,025	(138)	3,950,887
Mid-Cap Value	5,792,947,556	223,942,477	(972,416,687)	(748,474,210)	—	(748,474,210)
Large-Cap Growth	1,133,487,307	177,550,952	(130,327,794)	47,223,158	—	47,223,158
International Large-Cap	2,904,318,031	447,735,228	(96,610,422)	351,124,806	107,328	351,232,134
Small-Cap Value	849,710,752	102,031,796	(158,483,960)	(56,452,164)	—	(56,452,164)
Multi-Strategy	515,930,308	58,768,457	(73,530,432)	(14,761,975)	(980,237)	(15,742,212)
Main Street Core	2,886,980,588	218,615,817	(404,295,845)	(185,680,028)	—	(185,680,028)
Emerging Markets	1,690,403,290	587,550,710	(48,179,774)	539,370,936	(2,180,381)	537,190,555

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Total Cost of			Net Appreciation	Net Appreciation	Net
	Investments on	Gross Appreciation	Gross Depreciation	(Depreciation)	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)

Managed Bond	$6,852,959,070	$118,907,221	($26,971,471)	$91,935,750	$49,368,020	$141,303,770
Inflation Managed	9,510,286,413	12,461,288	(25,694,020)	(13,232,732)	40,186,464	26,953,732
Money Market	1,044,601,221	—	—	—	—	—
High Yield Bond	898,316,149	8,012,837	(34,221,948)	(26,209,111)	(188,334)	(26,397,445)
Comstock	3,114,528,673	145,547,180	(431,476,363)	(285,929,183)	—	(285,929,183)
Mid-Cap Growth	1,748,929,085	235,991,248	(117,280,206)	118,711,042	(1,270)	118,709,772
Real Estate	1,632,071,499	149,403,211	(560,822,731)	(411,419,520)	—	(411,419,520)
Small-Cap Equity	581,819,069	32,764,367	(42,279,949)	(9,515,582)	—	(9,515,582)

(1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.
     The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset values of each of the portfolios.
     As of and during the period ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Fund did not incur any interest or penalties.
     The Fund remains subject to examination by Federal and State tax authorities for the tax years ended December 31, 2004, through December 31, 2007.
15. REORGANIZATIONS AND SUBSTITUTION
     On April 28, 2006, the Large-Cap Value and Mid-Cap Growth Portfolios (“2006 Surviving Portfolios”) acquired all of the assets and liabilities of the Financial Services and Aggressive Growth Portfolios (“2006 Acquired Portfolios”), respectively, each in a tax-free exchange for Federal tax purposes for shares of the 2006 Surviving Portfolios, pursuant to the plans of reorganization (“2006 Reorganizations”) approved by the Board and shareholders of record of the 2006 Acquired Portfolios as of the applicable record date. Pacific Life paid half of the reorganization costs. The 2006 Surviving and 2006 Acquired Portfolios paid the other half of the expenses relating to the 2006 Reorganizations, which were split equally. The value of shares issued by each of the 2006 Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the 2006 Surviving Portfolios, the net assets and unrealized appreciation or depreciation of the 2006 Acquired Portfolios as of the reorganization date immediately prior to the 2006 Reorganizations, and the net assets of the 2006 Surviving Portfolios as of the reorganization date immediately prior to and after the 2006 Reorganizations, were as follows:

								Acquired Portfolio
				Shares	Surviving	Acquired	Net Assets	Unrealized
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Appreciation
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	(Depreciation)

April 28, 2006	Large-Cap Value	Financial Services	8,283,081	5,465,204	$2,146,279,891	$77,363,196	$2,223,643,087	$2,659,829
April 28, 2006	Mid-Cap Growth	Aggressive Growth	8,570,937	8,456,141	313,581,307	74,668,912	388,250,219	(45,650)
     On April 28, 2006, the American Funds Growth-Income Portfolio (the “Substitute Portfolio”), acquired all of the assets and liabilities of the Equity Income Portfolio (the “Replaced Portfolio”), in a tax-free exchange for Federal tax purposes for shares of the Substitute Portfolio, pursuant to the order of substitution issued by the SEC. The Replaced Portfolio was liquidated and its shares were exchanged for shares of the Substitute Portfolio. The substitution costs were paid by Pacific Life. The value of shares issued by the Substitute Portfolio is presented in the Statement of Changes in Net Assets. The number of shares acquired and issued by the Substitute Portfolio, the net assets and unrealized appreciation or depreciation of the Replaced Portfolio as of the substitution date immediately prior to the substitution, and the net assets of the Substitute Portfolio as of the substitution date immediately prior to and after the substitution, were as follows:

Replaced Portfolio
				Shares	Substitute	Replaced	Net Assets	Unrealized
Date of	Substitute	Replaced	Shares	Issued In	Portfolio	Portfolio	After	Appreciation
Substitution	Portfolio	Portfolio	Substituted	Substitution	Net Assets	Net Assets	Substitution	(Depreciation)

April 28, 2006	American Funds Growth-Income	Equity Income	18,249,055	13,920,526	$972,637,942	$159,521,469	$1,132,159,411	$—(1)

(1)	All securities of the Replaced Portfolio were sold prior to the substitution date; there was no unrealized appreciation or depreciation immediately prior to the substitution.
     On April 30, 2007, the Equity and Main Street Core Portfolios (“Surviving Portfolios”) acquired all of the assets and liabilities of the Concentrated Growth and Capital Opportunities Portfolios (“Acquired Portfolios”), respectively, each in a tax-free exchange for Federal tax purposes for shares of the Surviving Portfolios, pursuant to the plans of reorganization (“2007 Reorganizations”) approved by the Board and shareholders of record of the Acquired Portfolios as of the applicable record date. Pacific Life paid half of the reorganization costs. The Acquired Portfolios paid the other half of the expenses relating to the 2007 Reorganizations. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation or depreciation of the Acquired Portfolios as of the reorganization date immediately prior to the 2007 Reorganizations, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the 2007 Reorganizations, were as follows:

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

				Shares	Surviving	Acquired	Net Assets	Acquired Portfolio
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Unrealized
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	Appreciation

April 30, 2007	Equity	Concentrated Growth	8,750,818	2,020,151	$262,612,087	$44,529,106	$307,141,193	$1,492,936
April 30, 2007	Main Street Core	Capital Opportunities	7,819,041	3,075,746	2,350,103,953	78,005,257	2,428,109,210	1,694,457
16. RECLASSIFICATION OF ACCOUNTS
     During the year ended December 31, 2007, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2007. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

			Undistributed/
		Undistributed/	Accumulated
		Accumulated	Net
	Paid-In	Net Investment	Realized
Portfolio	Capital	Income (Loss)	Gain (Loss)

International Value	$—	$1,365,252	($1,365,252)
International Small-Cap	—	923,027	(923,027)
Floating Rate Loan	—	82,585	(82,585)
Diversified Bond	—	2,249,355	(2,249,355)
International Large-Cap	—	(5,698,300)	5,698,300
Emerging Markets	—	(1,666,795)	1,666,795
Managed Bond	(1,815)	(18,465,080)	18,466,895
Inflation Managed	—	(11,265,167)	11,265,167
High Yield Bond	(18)	48	(30)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
17. SHARES OF BENEFICIAL INTEREST
     Change in shares of beneficial interest of each portfolio were as follows:

	Small-Cap Growth (1)		International Value		International Small-Cap (2)
	2007	2006	2007	2006	2007	2006

Shares sold	23,402,010	11,532,362	52,802,761	26,025,332	26,891,161	74,415,594
Dividend and distribution reinvested	—	108,549	25,638,734	2,073,913	1,087,571	88,064
Shares repurchased	(1,810,959)	(22,475,078)	(5,136,901)	(11,183,948)	(2,848,010)	(1,203,668)

Net increase (decrease)	21,591,051	(10,834,167)	73,304,594	16,915,297	25,130,722	73,299,990
Shares outstanding, beginning of year or period	41,509,538	52,343,705	143,422,623	126,507,326	73,299,990	—

Shares outstanding, end of year or period	63,100,589	41,509,538	216,727,217	143,422,623	98,430,712	73,299,990

	Equity Index		Small-Cap Index		Diversified Research
	2007	2006	2007	2006	2007	2006

Shares sold	4,828,883	8,733,596	40,327,537	12,770,343	14,668,526	28,411,245
Dividend and distribution reinvested	1,183,158	3,370,846	1,530,004	13,186,090	840,504	3,399,494
Shares repurchased	(16,725,000)	(13,933,308)	(11,092,363)	(39,541,987)	(26,440,729)	(2,796,770)

Net increase (decrease)	(10,712,959)	(1,828,866)	30,765,178	(13,585,554)	(10,931,699)	29,013,969
Shares outstanding, beginning of year	73,820,372	75,649,238	82,139,759	95,725,313	123,415,396	94,401,427

Shares outstanding, end of year	63,107,413	73,820,372	112,904,937	82,139,759	112,483,697	123,415,396

	Equity		American Funds Growth-Income		American Funds Growth
	2007	2006	2007	2006	2007	2006

Shares sold	985,968	847,815	36,988,301	43,374,557	25,014,842	38,676,575
Shares issued in connection with acquisition (3)	2,020,151	—	—	13,920,526	—	—
Dividend and distribution reinvested	26,923	46,990	2,062,537	4,373,389	475,248	1,655,043
Shares repurchased	(3,952,339)	(4,382,311)	(4,588,847)	(2,024,582)	(44,808,294)	(3,773,579)

Net increase (decrease)	(919,297)	(3,487,506)	34,461,991	59,643,890	(19,318,204)	36,558,039
Shares outstanding, beginning of year	12,725,191	16,212,697	131,709,686	72,065,796	127,553,996	90,995,957

Shares outstanding, end of year	11,805,894	12,725,191	166,171,677	131,709,686	108,235,792	127,553,996

	Large-Cap Value		Technology		Short Duration Bond
	2007	2006	2007	2006	2007	2006

Shares sold	32,964,345	28,616,417	7,843,419	8,211,636	34,484,980	41,542,279
Shares issued in connection with acquisition (3)	—	5,465,204	—	—	—	—
Dividend and distribution reinvested	2,572,244	19,012,746	7,749	—	7,659,380	7,530,813
Shares repurchased	(6,397,549)	(10,694,309)	(6,564,363)	(12,917,602)	(79,298,189)	(13,121,153)

Net increase (decrease)	29,139,040	42,400,058	1,286,805	(4,705,966)	(37,153,829)	35,951,939
Shares outstanding, beginning of year	185,942,039	143,541,981	16,079,739	20,785,705	198,988,645	163,036,706

Shares outstanding, end of year	215,081,079	185,942,039	17,366,544	16,079,739	161,834,816	198,988,645

	Floating Rate Loan (4)		Diversified Bond (2)		Growth LT
	2007	2006	2007	2006	2007	2006

Shares sold	85,525,617		123,943,854	74,827,323	5,119,660	12,499,530
Dividend and distribution reinvested	3,297,816		8,063,876	2,597,465	320,681	504,044
Shares repurchased	(6,721,034)		(1,685,514)	(948,759)	(12,811,807)	(6,604,411)

Net increase (decrease)	82,102,399		130,322,216	76,476,029	(7,371,466)	6,399,163
Shares outstanding, beginning of year or period	—		76,476,029	—	82,325,279	75,926,116

Shares outstanding, end of year or period	82,102,399		206,798,245	76,476,029	74,953,813	82,325,279

	Focused 30		Health Sciences		Mid-Cap Value
	2007	2006	2007	2006	2007	2006

Shares sold	8,934,064	11,593,853	3,240,448	2,934,966	37,459,390	46,240,513
Dividend and distribution reinvested	75,998	13,604	—	1,625,215	2,015,257	32,221,195
Shares repurchased	(5,808,712)	(7,132,612)	(3,880,595)	(5,585,805)	(9,201,627)	(5,784,245)

Net increase (decrease)	3,201,350	4,474,845	(640,147)	(1,025,624)	30,273,020	72,677,463
Shares outstanding, beginning of year	20,007,824	15,532,979	12,211,381	13,237,005	225,692,089	153,014,626

Shares outstanding, end of year	23,209,174	20,007,824	11,571,234	12,211,381	255,965,109	225,692,089

(1)	Formerly named Fasciano Small Equity Portfolio.

(2)	Operations commenced on May 1, 2006.

(3)	See Note 15 to Financial Statements regarding shares issued in connection with acquisition.

(4)	Operations commenced on May 1, 2007.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Large-Cap Growth		International Large-Cap		Small-Cap Value
	2007	2006	2007	2006	2007	2006

Shares sold	23,049,055	59,879,400	72,728,568	98,389,917	4,943,398	6,342,692
Dividend and distribution reinvested	—	393,688	57,637,839	19,326,181	847,463	10,754,152
Shares repurchased	(119,179,200)	(1,461,352)	(176,877,917)	(74,112,403)	(6,556,970)	(6,838,043)

Net increase (decrease)	(96,130,145)	58,811,736	(46,511,510)	43,603,695	(766,109)	10,258,801
Shares outstanding, beginning of year	205,618,081	146,806,345	385,134,363	341,530,668	41,950,300	31,691,499

Shares outstanding, end of year	109,487,936	205,618,081	338,622,853	385,134,363	41,184,191	41,950,300

	Multi-Strategy		Main Street Core		Emerging Markets
	2007	2006	2007	2006	2007	2006

Shares sold	901,945	1,191,395	10,176,626	11,465,101	11,437,205	15,507,011
Shares issued in connection with acquisition (1)	—	—	3,075,746	—	—	—
Dividend and distribution reinvested	743,068	1,362,773	1,216,625	1,069,237	17,952,035	12,497,540
Shares repurchased	(5,641,557)	(7,866,937)	(2,507,024)	(16,485,005)	(7,549,544)	(19,246,263)

Net increase (decrease)	(3,996,544)	(5,312,769)	11,961,973	(3,950,667)	21,839,696	8,758,288
Shares outstanding, beginning of year	29,114,508	34,427,277	90,326,621	94,277,288	80,374,581	71,616,293

Shares outstanding, end of year	25,117,964	29,114,508	102,288,594	90,326,621	102,214,277	80,374,581

	Managed Bond		Inflation Managed		Money Market
	2007	2006	2007	2006	2007	2006

Shares sold	76,217,372	47,681,556	94,319,063	59,840,946	152,824,057	99,240,902
Dividend and distribution reinvested	17,882,844	13,392,189	16,086,662	20,623,077	5,005,260	4,572,585
Shares repurchased	(12,967,876)	(41,446,896)	(6,881,806)	(9,395,312)	(150,141,510)	(94,254,813)

Net increase	81,132,340	19,626,849	103,523,919	71,068,711	7,687,807	9,558,674
Shares outstanding, beginning of year	344,000,243	324,373,394	315,045,546	243,976,835	96,233,747	86,675,073

Shares outstanding, end of year	425,132,583	344,000,243	418,569,465	315,045,546	103,921,554	96,233,747

	High Yield Bond		Comstock		Mid-Cap Growth
	2007	2006	2007	2006	2007	2006

Shares sold	19,797,921	21,821,330	106,894,095	48,509,886	21,808,517	86,969,306
Shares issued in connection with acquisition (1)	—	—	—	—	—	8,456,141
Dividend and distribution reinvested	9,139,747	8,867,505	3,617,364	14,496,386	561,526	2,205,733
Shares repurchased	(29,491,664)	(37,697,251)	(3,596,627)	(2,666,753)	(8,711,526)	(9,377,385)

Net increase (decrease)	(553,996)	(7,008,416)	106,914,832	60,339,519	13,658,517	88,253,795
Shares outstanding, beginning of year	121,004,325	128,012,741	150,472,631	90,133,112	124,433,516	36,179,721

Shares outstanding, end of year	120,450,329	121,004,325	257,387,463	150,472,631	138,092,033	124,433,516

	Real Estate		Small-Cap Equity (2)
	2007	2006	2007	2006

Shares sold	3,929,793	5,252,650	27,241,457	3,284,795
Dividend and distribution reinvested	579,142	8,900,186	66,759	705,464
Shares repurchased	(6,073,036)	(3,647,234)	(1,288,652)	(2,131,540)

Net increase	(1,564,101)	10,505,602	26,019,564	1,858,719
Shares outstanding, beginning of year	46,380,549	35,874,947	8,170,868	6,312,149

Shares outstanding, end of year	44,816,448	46,380,549	34,190,432	8,170,868

(1)	See Note 15 to Financial Statements regarding shares issued in connection with acquisition.

(2)	Formerly named VN Small-Cap Value Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
Pacific Select Fund:
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index and Small-Cap Index Portfolios, the summary schedules of investments), of Pacific Select Fund (the “Fund”) comprising the Small-Cap Growth (formerly Fasciano Small Equity), International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, and Small-Cap Equity (formerly VN Small-Cap Value) Portfolios as of December 31, 2007, the related statements of operations for the year then ended (as to the Floating Rate Loan Portfolio, for the period from commencement of operations through December 31, 2007), the statements of changes in net assets for each of the two years in the period then ended (as to the International Small-Cap and Diversified Bond Portfolios, for the year ended December 31, 2007, and for the period from commencement of operations through December 31, 2006, and as to the Floating Rate Loan Portfolio, for the period from commencement of operations through December 31, 2007), the statement of cash flows for the period from commencement of operations through December 31, 2007 for the Floating Rate Loan Portfolio, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Select Fund as of December 31, 2007, the results of their operations, the changes in their net assets, its cash flows, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 29, 2008

G-1

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)
     The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request, at the website, telephone numbers or address listed below:
•	Internet: http://www.PacificLife.com

•	Pacific Life’s Annuity Contract Owners: 1-800-722-4448

•	Pacific Life’s Annuity Registered Representatives: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	Pacific Life & Annuity Company’s (“PL&A”) Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997 7 a.m. through 5 p.m. Pacific time
     The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served *	During Past 5 years	Fund Complex Overseen **
INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Insurance Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	54

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Member of the Board of Directors (2005 to present) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	54

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present ) of Pacific Life Funds; Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	54

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	54
See explanation of symbols on page H-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served *	During Past 5 years	Fund Complex Overseen **
G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	54

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; Director (4/06 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company (PL&A); and similar positions with other subsidiaries and affiliates of Pacific Life; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	54

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/20/06 to 1/10/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan of Pacific Life; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC (PLFA); Current and prior Board Member and Vice Chairman (8/01 to present) National Association of Variable Annuities (NAVA); Chairman (7/04 to 10/05) of NAVA; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary, MetLife, Inc. (7/02 to 6/03); Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	54

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of PLFA; Vice President and Investment Counsel (4/04 to present) of Pacific Life and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of PL&A; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	54
See explanation of symbols on page H-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served *	During Past 5 years	Fund Complex Overseen **
INTERESTED PERSONS (Continued)

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present), Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President & Controller (10/07 to present), Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC (PLFA); and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	54

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present ), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of PL&A; Vice President and Chief Compliance Officer (5/07 to present) of PLFA; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of PLFA; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Life Funds.	54

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of PLFA; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	54

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of PLFA; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	54

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of PLFA; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	54

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of PLFA ; and similar positions with other subsidiaries of Pacific Life; and Secretary (6/01 to present) of Pacific Life Funds.	54
*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2007, the “Fund Complex” consisted of Pacific Select Fund (32 portfolios) and Pacific Life Funds (22 funds).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers, or “Portfolio Managers.” Prior to May 1, 2007, Pacific Life Insurance Company (“Pacific Life”) served as the investment adviser. Pursuant to a transfer of advisory rights and responsibilities from Pacific Life to PLFA, a wholly-owned subsidiary of Pacific Life, effective May 1, 2007, PLFA became the investment adviser to the Fund. PLFA serves as the investment adviser for all of the Portfolios and manages two Portfolios directly. For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund and therefore PLFA has not retained other portfolio managers to manage assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 4, 2007.
     At this meeting, the Board considered information provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written responses from PLFA and each Portfolio Manager to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and information provided by the Portfolio Managers, and descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Portfolio. The Independent Trustees utilized information from service providers to assist them with evaluating the Agreements. The Independent Trustees reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information which reflected the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with their analysis of advisory fee and expense ratio information as well as performance information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers, including Morningstar and Strategic Insight’s SimFund data base.
     The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements
     In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of the Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered PLFA’s development of analytical tools for assessing performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Portfolio Managers. The Trustees also considered that PLFA had undertaken a substantial program to enhance the securities lending activities of certain of the Portfolios and monitoring, accordingly, which resulted in an increase in those Portfolios’ income over prior periods.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations, with respect to PLFA directly-managed Portfolios, and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Fund’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.
     The Trustees noted that the Portfolios are used as the investment options that fund Pacific Life’s and Pacific Life & Annuity’s (“PL&A”) variable products and they believe the products provide a good investment array for contract holders of Pacific Life and PL&A. The Trustees further noted that the offering of the Portfolios as the investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports indicating that these variable products are well designed, competitive, and frequently upgraded.
     The Portfolio Managers. The Trustees considered various materials relating to the Portfolio Managers, including copies of each existing Portfolio Management Agreement; copies of the Form ADV for each Portfolio Manager; financial information relating to each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of each Portfolio Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Portfolio Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology used by the Portfolio Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing each Portfolio Manager’s written compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Trustees also considered that each Portfolio Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making their assessments, the Trustees considered that PLFA (and the predecessor investment adviser, Pacific Life) has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA (or Pacific Life) and the Trustees believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.
2. Investment Results
     The Trustees considered the investment results of each Portfolio of the Fund in light of its objective. The Trustees compared each Portfolio’s total returns with the total returns of appropriate groups of peer funds based both on information provided by PLFA using Lipper data, Morningstar data and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided an analysis and presentation to the Trustees utilizing data from databases, with performance information sourced from Morningstar and Strategic Insight’s SimFund data base and the relevant benchmarks of the Portfolios. The information provided to the Trustees included each Portfolio’s performance record for the one-, three-, five- and ten-year periods (if available). In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Trustees noted that several Portfolios had superior performance and that others had very competitive performance. The Trustees also observed, however, that a small number of the Portfolios had underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to try to gain an understanding of underperformance and to assess whether any actions would be appropriate.
     The Trustees also reviewed the detailed monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s policy of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Trustees noted that there continues to be an excellent record of well managed Portfolios that work well in the Portfolio Optimization asset allocation program utilized under many of the variable products for the Portfolios. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the increasing use by investors of the Portfolio Optimization asset allocation program made available to shareholders by PLFA and the benefits of such program for shareholders generally.
     The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
3. Advisory Fees and Total Expense Ratios
     The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and total operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant with their analysis of advisory fees and total operating expense ratios. The Trustees reviewed the advisory fees and total operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. The Trustees also reviewed written materials prepared by PLFA based on information retrieved from Morningstar and Lipper databases. The Independent Trustees requested and reviewed an analysis, provided by the Independent Consultant, of the asset based breakpoint schedule to the advisory fee schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios. The Trustees also observed that PLFA had undertaken the negotiation of a major service provider’s contractual arrangement with the Fund with a view to reducing the expenses of each Portfolio.
     The Trustees also considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts, or because accounts were proprietary accounts or employee or family accounts. These differences often explained differences in fee schedules. The Trustees were mindful that, with the exception of the Money Market Portfolio and the High Yield Portfolio (which are not sub-advised), the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that each Portfolio’s subadvisory fees are paid by PLFA and are not paid directly by any Portfolio.
     The Trustees observed that certain of the Portfolios’ total expenses were ranked in the most favorable categories of their respective Morningstar (or where used, Lipper) category. The Trustees also observed that some Portfolios’ contractual advisory fees were higher than the median of the respective Morningstar category. However, the Trustees noted that none of the Portfolios were ranked among those funds in their respective Morningstar category as having the highest total expense ratios and several Portfolios were ranked as having the lowest total expense ratios in their respective Morningstar category. The Trustees noted that most of the Portfolios were subject to expense limits agreed to by PLFA.
     The Board concluded that the advisory fees and total expenses of each Portfolio were fair and reasonable compared to the advisory fees and expense levels of the other funds in the Portfolio’s respective peer groups.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA.
     PLFA’s and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds and ones that support variable annuity and variable life insurance products. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Fund, appeared reasonable at the current time. The Trustees also noted that analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.
     The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Portfolio Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the inconsistency in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such an assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.
     Accordingly, in the case of the Portfolio Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (with the exception of Money Market Portfolio and the High Yield Portfolio - which are not sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio management fees.
     Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant. The Trustees noted that PLFA (and Pacific Life, as the predecessor investment adviser) consistently had reinvested in the business in the form of improvements in technology and product innovations. The Trustees also considered PLFA’s willingness to reduce its own fees through appropriate waivers, including an expense limitation agreement, whereby PLFA will reimburse the Fund for certain expenses that exceed stated expense caps, and PLFA’s general willingness to share economies of scale.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Trustees considered that PLFA had agreed to the addition of “breakpoints” to the advisory fee schedule which were effective May 1, 2007, which will reduce the rate of the advisory fee as portfolio assets grow. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.
     The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis also was complicated by the additional services and content provided by PLFA and its reinvestment in its ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees evaluated presentations regarding profitability and economies of scale presented by PLFA. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and providing certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.
     The Board determined that PLFA is sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and its consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders, to their benefit.
5. Ancillary Benefits
     The Trustees requested and received from PLFA information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including reimbursement at an approximate cost basis for support services, as well as commissions paid to broker-dealers affiliated with the Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.
     The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but rather the Board based its determination on the total mix of information available to them.

PACIFIC SELECT FUND
SPECIAL MEETINGS OF SHAREHOLDERS
(Unaudited)
     In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Fund”) is required to furnish certain information regarding any matters submitted to a vote of the Fund’s shareholders during the period covered by this report.
     Shareholders of record on January 19, 2007 representing 7,737,197.14 shares of the Capital Opportunities Portfolio and 8,947,615.36 shares of the Concentrated Growth Portfolio were notified that a Special Meeting of Shareholders would be held for each portfolio at the offices of the Fund on March 30, 2007. 100.00% of the outstanding shares of each Portfolio were voted at their respective meetings. A brief description of the matters voted upon as well as the voting results of the aforementioned meetings are outlined as follows:
Proposal for the Capital Opportunities Portfolio:
     To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Capital Opportunities Portfolio by the Main Street Core Portfolio in exchange for shares of the Main Street Core Portfolio.

							Total
							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent *	Number	Percent *	Number	Percent *	Number
Capital Opportunities	7,261,465.76	93.85%	116,206.24	1.50%	359,525.14	4.65%	7,737,197.14
Proposal for the Concentrated Growth Portfolio:
     To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Concentrated Growth Portfolio by the Equity Portfolio in exchange for shares of the Equity Portfolio.

							Total
							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent *	Number	Percent *	Number	Percent *	Number
Concentrated Growth	8,303,543.20	92.80%	151,458.37	1.69%	492,613.79	5.51%	8,947,615.36
*	Based on total shares outstanding

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, when required is filed pursuant to applicable regulations, and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s Statement of Additional Information (“SAI”), which is available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers below.
Availability of Proxy Voting Record
     The Fund files, by August 31 of each year, information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s Webpage at http://www.PacificLife.com; and (ii) on the SEC’s Web site at http://www.sec.gov.
Availability of a Complete Schedule of Investments
     The Fund’s annual and semi-annual reports may contain a summary schedule of investments (SOI) for certain portfolios. A complete schedule for each summary SOI presented is available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers below.
•	Pacific Life’s Annuity Contract Owners: 1-800-722-4448

•	Pacific Life’s Annuity Registered Representatives: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	PL&A’s Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997 7 a.m. through 5 p.m. Pacific time
Information Relating to Investments Held by the Fund
     For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and SAI. For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers above.

Annual Report
as of December 31, 2007

•	Pacific Select Fund

Form No.	15-20951-10
133108A
85-23211-07

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2007 and 2006 were $666,900 and $468,000, respectively.

(b)	Audit-Related Fees. For the fiscal year ended December 31, 2007, the audit-related fee of $17,500 was billed to the Registrant by the principal accountant for consents fee for N-14 filings. For the year ended December 31, 2006, the aggregate audit-related fee of $18,200 was billed to the Registrant by the principal accountant for consents fee for N-14 filings and for attestation for Registrant’s Advisory Fee Reduction Program.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2007 and 2006.

(d)	All Other fees. For the fiscal years ending December 31, 2007 and 2006, there were no other fees billed to the Registrant by the principal Accountant.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:
Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:
(i) The Audit Committee shall pre-approve such engagement; or
(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.
(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.
Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2007 and 2006 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $66,150 and $57,500, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants—not applicable.
Item 6. Schedule of Investments—Schedule I.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 97.61%

Autos & Transportation - 2.29%

Burlington Northern Santa Fe Corp †	49,410	$4,112,394
C.H. Robinson Worldwide Inc	29,000	1,569,480
CSX Corp	66,000	2,902,680
Expeditors International of Washington Inc	35,100	1,568,268
FedEx Corp †	48,688	4,341,509
Ford Motor Co * †	332,444	2,237,348
General Motors Corp †	93,544	2,328,310
Genuine Parts Co	29,375	1,360,063
Harley-Davidson Inc †	38,300	1,788,993
Norfolk Southern Corp †	62,000	3,127,280
PACCAR Inc †	57,970	3,158,233
Ryder System Inc †	10,500	493,605
Southwest Airlines Co †	125,430	1,530,246
The Goodyear Tire & Rubber Co *	36,300	1,024,386
Union Pacific Corp	41,400	5,200,668
United Parcel Service Inc ‘B’	169,300	11,972,896

		48,716,359

Consumer Discretionary - 10.77%

Abercrombie & Fitch Co ‘A’	13,100	1,047,607
Allied Waste Industries Inc * †	39,600	436,392
Amazon.com Inc * †	48,800	4,520,832
Apollo Group Inc ‘A’ *	21,600	1,515,240
AutoNation Inc *	27,055	423,681
AutoZone Inc *	7,700	923,307
Avon Products Inc	71,900	2,842,207
Bed Bath & Beyond Inc * †	41,100	1,207,929
Best Buy Co Inc †	55,048	2,898,277
Big Lots Inc * †	14,100	225,459
Carnival Corp (Panama)	67,900	3,020,871
CBS Corp ‘B’	112,143	3,055,897
Cintas Corp	24,100	810,242
Circuit City Stores Inc †	17,500	73,500
Clear Channel Communications Inc	81,912	2,827,602
Coach Inc *	60,800	1,859,264
Convergys Corp * †	24,889	409,673
Costco Wholesale Corp	68,444	4,774,653
Darden Restaurants Inc	26,100	723,231
Dillard’s Inc ‘A’ †	12,500	234,750
Eastman Kodak Co †	43,500	951,345
eBay Inc *	182,500	6,057,175
Electronic Arts Inc * †	49,300	2,879,613
Expedia Inc * †	33,700	1,065,594
Family Dollar Stores Inc †	26,200	503,826
GameStop Corp ‘A’ * †	26,200	1,627,282
Gannett Co Inc †	34,700	1,353,300
Google Inc ‘A’ *	37,300	25,792,204
Harman International Industries Inc †	10,600	781,326
Harrah’s Entertainment Inc	30,950	2,746,812
Hasbro Inc †	21,525	550,610
IAC/InterActiveCorp * †	32,100	864,132
International Flavors & Fragrances Inc †	13,800	664,194
International Game Technology	49,500	2,174,535
J.C. Penney Co Inc	34,200	1,504,458
Jones Apparel Group Inc †	17,700	283,023
Kimberly-Clark Corp †	66,561	4,615,340
Kohl’s Corp *	49,000	2,244,200
Leggett & Platt Inc	32,800	572,032
Limited Brands Inc †	49,107	929,596
Liz Claiborne Inc †	18,520	376,882
Lowe’s Cos Inc	239,100	5,408,442
Macy’s Inc	68,976	1,784,409
Marriott International Inc ‘A’	48,700	1,664,566
Mattel Inc	58,050	1,105,272
McDonald’s Corp	190,600	11,228,246
Meredith Corp †	6,600	362,868
Monster Worldwide Inc *	18,600	602,640
Newell Rubbermaid Inc	48,134	1,245,708
News Corp ‘A’	374,500	7,673,505
Nike Inc ‘B’ †	60,200	3,867,248
Nordstrom Inc †	28,440	1,044,601
Office Depot Inc *	44,200	614,822
OfficeMax Inc	14,400	297,504
Omnicom Group Inc †	50,400	2,395,512
Polo Ralph Lauren Corp †	10,700	661,153
RadioShack Corp †	17,844	300,850
Robert Half International Inc †	27,300	738,192
RR Donnelley & Sons Co	35,700	1,347,318
Sears Holdings Corp * †	12,305	1,255,762
Snap-On Inc	8,950	431,748
Staples Inc	110,425	2,547,505
Starbucks Corp *	113,700	2,327,439
Starwood Hotels & Resorts Worldwide Inc	31,670	1,394,430
Target Corp	132,100	6,605,000
The Black & Decker Corp †	9,000	626,850
The DIRECTV Group Inc * †	119,100	2,753,592
The E.W. Scripps Co ‘A’ †	14,900	670,649
The Estee Lauder Cos Inc ‘A’ †	20,700	902,727
The Gap Inc	76,210	1,621,749
The Home Depot Inc	274,550	7,396,377
The Interpublic Group of Cos Inc * †	68,958	559,249
The McGraw-Hill Cos Inc	53,600	2,348,216
The New York Times Co ‘A’ †	27,600	483,828
The Stanley Works	11,300	547,824
The TJX Cos Inc	67,600	1,942,148
The Walt Disney Co	310,106	10,010,222
The Washington Post Co ‘B’	1,000	791,430
Tiffany & Co †	20,300	934,409
Time Warner Inc	588,760	9,720,428
VeriSign Inc * †	37,300	1,402,853
VF Corp	15,500	1,064,230
Viacom Inc ‘B’ *	108,243	4,754,033
Wal-Mart Stores Inc	383,000	18,203,990
Waste Management Inc	79,660	2,602,492
Wendy’s International Inc	11,300	291,992
Whirlpool Corp †	11,405	930,990
Wyndham Worldwide Corp †	31,985	753,567
Yahoo! Inc *	212,608	4,945,262
Yum! Brands Inc	84,880	3,248,358

		228,780,298

Consumer Staples - 7.81%

Altria Group Inc	339,352	25,648,224
Anheuser-Busch Cos Inc	116,900	6,118,546
Brown-Forman Corp ‘B’ †	14,622	1,083,636
Campbell Soup Co †	37,800	1,350,594
Coca-Cola Enterprises Inc †	42,200	1,098,466
Colgate-Palmolive Co	80,700	6,291,372
ConAgra Foods Inc	74,000	1,760,460
Constellation Brands Inc ‘A’ * †	34,500	815,580
Dean Foods Co †	18,400	475,824
General Mills Inc †	52,500	2,992,500
H.J. Heinz Co	48,650	2,270,982
Kellogg Co	42,100	2,207,303
Kraft Foods Inc ‘A’	245,959	8,025,642
McCormick & Co Inc	23,300	883,303
Molson Coors Brewing Co ‘B’ †	20,480	1,057,178
PepsiCo Inc	259,380	19,686,942
Reynolds American Inc †	25,900	1,708,364
Safeway Inc †	68,700	2,350,227
Sara Lee Corp	122,725	1,970,964
SUPERVALU Inc	31,890	1,196,513
SYSCO Corp †	100,900	3,149,089
The Clorox Co †	21,500	1,401,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
The Coca-Cola Co	320,200	$19,650,674
The Hershey Co †	24,600	969,240
The Kroger Co	108,900	2,908,719
The Pepsi Bottling Group Inc	24,700	974,662
The Procter & Gamble Co	500,379	36,737,826
Tyson Foods Inc ‘A’ †	39,700	608,601
UST Inc †	25,200	1,380,960
Walgreen Co	157,300	5,989,984
Whole Foods Market Inc †	20,800	848,640
Wm. Wrigley Jr. Co †	36,875	2,159,031

		165,771,201

Energy - 4.82%

Anadarko Petroleum Corp †	73,476	4,826,638
Apache Corp	52,344	5,629,074
Baker Hughes Inc	49,900	4,046,890
BJ Services Co	43,100	1,045,606
Chesapeake Energy Corp †	72,000	2,822,400
CONSOL Energy Inc †	30,200	2,159,904
Devon Energy Corp	70,492	6,267,444
Dynegy Inc ‘A’ *	73,000	521,220
El Paso Corp	117,925	2,033,027
ENSCO International Inc †	21,600	1,287,792
EOG Resources Inc †	38,400	3,427,200
Halliburton Co	144,800	5,489,368
Nabors Industries Ltd * (Bermuda)	44,938	1,230,852
National Oilwell Varco Inc *	58,530	4,299,582
Noble Corp (Cayman)	41,500	2,345,165
Noble Energy Inc	28,200	2,242,464
Peabody Energy Corp †	41,600	2,564,224
Range Resources Corp	24,500	1,258,320
Rowan Cos Inc †	15,800	623,468
Schlumberger Ltd (Netherlands)	192,700	18,955,899
Smith International Inc †	31,000	2,289,350
Sunoco Inc	17,914	1,297,690
Tesoro Corp †	22,600	1,078,020
The Williams Cos Inc	98,200	3,513,596
Transocean Inc * (Cayman)	50,993	7,299,648
Valero Energy Corp †	87,500	6,127,625
Weatherford International Ltd * (Bermuda)	55,800	3,827,880
XTO Energy Inc	75,775	3,891,803

		102,402,149

Financial Services - 17.93%

ACE Ltd (Cayman)	53,600	3,311,408
Aflac Inc	79,900	5,004,137
Ambac Financial Group Inc †	14,000	360,780
American Capital Strategies Ltd †	29,200	962,432
American Express Co	189,300	9,847,386
American International Group Inc	410,442	23,928,769
Ameriprise Financial Inc	39,140	2,157,005
Aon Corp	49,325	2,352,309
Apartment Investment & Management Co ‘A’ REIT †	12,800	444,544
Assurant Inc †	13,900	929,910
Automatic Data Processing Inc	83,200	3,704,896
AvalonBay Communities Inc REIT †	11,600	1,092,024
Bank of America Corp	715,097	29,504,902
BB&T Corp †	88,519	2,714,878
Boston Properties Inc REIT	18,100	1,661,761
Capital One Financial Corp	64,400	3,043,544
CB Richard Ellis Group Inc ‘A’ * †	32,400	698,220
CIGNA Corp	43,200	2,321,136
Cincinnati Financial Corp †	28,887	1,142,192
CIT Group Inc †	28,000	672,840
Citigroup Inc	804,419	23,682,095
CME Group Inc	8,682	5,955,852
Comerica Inc †	26,250	1,142,662
Commerce Bancorp Inc	33,600	1,281,504
Countrywide Financial Corp †	97,498	871,632
Developers Diversified Realty Corp REIT †	17,700	677,733
Discover Financial Services	81,001	1,221,495
E*TRADE FINANCIAL Corp * †	61,000	216,550
Equifax Inc †	23,200	843,552
Equity Residential REIT †	45,700	1,666,679
Fannie Mae	157,200	6,284,856
Federated Investors Inc ‘B’	14,500	596,820
Fidelity National Information Services Inc	28,400	1,181,156
Fifth Third Bancorp †	83,843	2,106,975
First Horizon National Corp †	16,300	295,845
Fiserv Inc *	28,150	1,562,044
Franklin Resources Inc	27,000	3,089,610
Freddie Mac	108,200	3,686,374
General Growth Properties Inc REIT †	40,600	1,671,908
Genworth Financial Inc ‘A’	73,200	1,862,940
H&R Block Inc †	48,100	893,217
Host Hotels & Resorts Inc REIT †	79,000	1,346,160
Hudson City Bancorp Inc †	88,500	1,329,270
Huntington Bancshares Inc	64,823	956,787
IntercontinentalExchange Inc *	11,200	2,156,000
Janus Capital Group Inc †	26,700	877,095
JPMorgan Chase & Co	543,782	23,736,084
KeyCorp	58,200	1,364,790
Kimco Realty Corp REIT †	38,000	1,383,200
Legg Mason Inc †	22,000	1,609,300
Lehman Brothers Holdings Inc †	84,301	5,516,642
Leucadia National Corp †	27,000	1,271,700
Lincoln National Corp	41,483	2,415,121
Loews Corp	73,100	3,679,854
M&T Bank Corp †	10,800	880,956
Marsh & McLennan Cos Inc	87,200	2,308,184
Marshall & Ilsley Corp	37,400	990,352
MBIA Inc †	19,200	357,696
Merrill Lynch & Co Inc	137,931	7,404,136
Metavante Technologies Inc * λ	1	15
MetLife Inc	117,500	7,240,350
MGIC Investment Corp †	10,800	242,244
Moody’s Corp †	34,700	1,238,790
Morgan Stanley	169,703	9,012,926
National City Corp †	103,300	1,700,318
Northern Trust Corp	31,800	2,435,244
NYSE Euronext	43,500	3,817,995
Paychex Inc	51,200	1,854,464
Plum Creek Timber Co Inc REIT †	30,100	1,385,804
Principal Financial Group Inc †	43,700	3,008,308
ProLogis REIT †	42,400	2,687,312
Prudential Financial Inc	72,000	6,698,880
Public Storage REIT †	20,700	1,519,587
Regions Financial Corp †	116,679	2,759,458
Safeco Corp †	17,240	959,923
Simon Property Group Inc REIT	37,200	3,231,192
SLM Corp	67,100	1,351,394
Sovereign Bancorp Inc †	52,595	599,583
State Street Corp	61,000	4,953,200
SunTrust Banks Inc †	54,500	3,405,705
T. Rowe Price Group Inc	44,100	2,684,808
The Allstate Corp	89,778	4,689,105
The Bank of New York Mellon Corp	183,489	8,946,924
The Bear Stearns Cos Inc †	18,420	1,625,565
The Charles Schwab Corp	147,500	3,768,625
The Chubb Corp	59,800	3,263,884
The Goldman Sachs Group Inc	64,460	13,862,123
The Hartford Financial Services Group Inc	49,300	4,298,467
The PNC Financial Services Group Inc	56,300	3,696,095
The Progressive Corp †	117,500	2,251,300
The Travelers Cos Inc	106,042	5,705,060
The Western Union Co	123,937	3,009,190
Torchmark Corp	16,700	1,010,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Total System Services Inc	32,700	$915,600
U.S. Bancorp	277,399	8,804,644
Unum Group	55,005	1,308,569
Vornado Realty Trust REIT	20,500	1,802,975
Wachovia Corp	318,323	12,105,824
Washington Mutual Inc †	143,718	1,956,002
Wells Fargo & Co †	543,710	16,414,605
XL Capital Ltd ‘A’ (Cayman)	30,200	1,519,362
Zions Bancorp †	17,600	821,744

		380,793,913

Health Care - 11.93%

Abbott Laboratories	249,000	13,981,350
Aetna Inc	82,356	4,754,412
Allergan Inc	50,600	3,250,544
AmerisourceBergen Corp	29,000	1,301,230
Amgen Inc *	173,940	8,077,774
Applera Corp-Applied Biosystems Group	29,400	997,248
Barr Pharmaceuticals Inc *	16,000	849,600
Baxter International Inc	100,600	5,839,830
Becton Dickinson & Co	40,200	3,359,916
Biogen Idec Inc *	46,030	2,620,028
Boston Scientific Corp *	210,389	2,446,824
Bristol-Myers Squibb Co	318,800	8,454,576
C.R. Bard Inc †	17,500	1,659,000
Cardinal Health Inc	59,675	3,446,231
Celgene Corp * †	60,700	2,804,947
Coventry Health Care Inc *	26,400	1,564,200
Covidien Ltd (Bermuda)	78,695	3,485,402
CVS Caremark Corp	237,989	9,460,063
Eli Lilly & Co	157,100	8,387,569
Express Scripts Inc *	39,600	2,890,800
Forest Laboratories Inc *	48,400	1,764,180
Genzyme Corp * †	41,700	3,104,148
Gilead Sciences Inc * †	148,300	6,823,283
Hospira Inc *	27,460	1,170,894
Humana Inc *	28,300	2,131,273
IMS Health Inc †	34,390	792,335
Johnson & Johnson	461,122	30,756,837
King Pharmaceuticals Inc * †	40,333	413,010
Laboratory Corp of America Holdings * †	17,300	1,306,669
McKesson Corp	45,239	2,963,607
Medco Health Solutions Inc *	43,385	4,399,276
Medtronic Inc	182,200	9,159,194
Merck & Co Inc	350,700	20,379,177
Millipore Corp * †	9,152	669,743
Mylan Inc †	43,950	617,937
Patterson Cos Inc * †	24,600	835,170
Pfizer Inc	1,100,497	25,014,297
Quest Diagnostics Inc †	23,400	1,237,860
Schering-Plough Corp	257,800	6,867,792
St. Jude Medical Inc *	53,124	2,158,959
Stryker Corp	39,700	2,966,384
Tenet Healthcare Corp * †	88,550	449,834
Thermo Fisher Scientific Inc * †	66,200	3,818,416
UnitedHealth Group Inc	208,204	12,117,473
Varian Medical Systems Inc * †	21,700	1,131,872
Watson Pharmaceuticals Inc *	19,100	518,374
WellPoint Inc *	93,336	8,188,402
Wyeth	215,800	9,536,202
Zimmer Holdings Inc *	36,730	2,429,690

		253,353,832

Integrated Oils - 7.61%

Chevron Corp	341,134	31,838,036
ConocoPhillips	259,039	22,873,144
Exxon Mobil Corp	881,578	82,595,043
Hess Corp †	43,700	4,407,582
Marathon Oil Corp †	112,918	6,872,189
Murphy Oil Corp †	31,100	2,638,524
Occidental Petroleum Corp	133,500	10,278,165

		161,502,683

Materials & Processing - 4.01%

Air Products & Chemicals Inc	33,600	3,313,968
Alcoa Inc	139,272	5,090,392
Allegheny Technologies Inc	16,902	1,460,333
Archer-Daniels-Midland Co	101,594	4,717,009
Ashland Inc	10,800	512,244
Avery Dennison Corp †	16,600	882,124
Ball Corp	18,400	828,000
Bemis Co Inc	18,000	492,840
E.I. du Pont de Nemours & Co	143,782	6,339,348
Eastman Chemical Co †	14,125	862,896
Ecolab Inc	30,280	1,550,639
Fluor Corp †	13,800	2,010,936
Freeport-McMoRan Copper & Gold Inc †	62,023	6,353,636
Hercules Inc †	15,300	296,055
International Paper Co	72,427	2,345,186
Jacobs Engineering Group Inc * †	18,800	1,797,468
Masco Corp †	56,500	1,220,965
MeadWestvaco Corp	32,927	1,030,615
Monsanto Co	88,098	9,839,666
Newmont Mining Corp	75,022	3,663,324
Nucor Corp	45,200	2,676,744
Pactiv Corp * †	23,900	636,457
PPG Industries Inc	27,100	1,903,233
Praxair Inc †	52,100	4,621,791
Precision Castparts Corp	22,600	3,134,620
Rohm & Haas Co †	22,198	1,178,048
Sealed Air Corp †	29,320	678,465
Sigma-Aldrich Corp	22,900	1,250,340
The Dow Chemical Co	149,485	5,892,699
The Sherwin-Williams Co †	16,500	957,660
Titanium Metals Corp †	14,400	380,880
Trane Inc	26,000	1,214,460
United States Steel Corp †	19,660	2,377,091
Vulcan Materials Co †	16,400	1,297,076
Weyerhaeuser Co	32,400	2,389,176

		85,196,384

Multi-Industry - 4.41%

3M Co	114,900	9,688,368
Brunswick Corp	18,000	306,900
Eaton Corp	24,500	2,375,275
Fortune Brands Inc	25,700	1,859,652
General Electric Co	1,631,400	60,475,998
Honeywell International Inc	122,175	7,522,315
ITT Corp	30,800	2,034,032
Johnson Controls Inc	93,200	3,358,928
Textron Inc	38,800	2,766,440
Tyco International Ltd (Bermuda)	78,695	3,120,257

		93,508,165

Producer Durables - 4.82%

Agilent Technologies Inc *	64,432	2,367,232
American Tower Corp ‘A’ *	67,200	2,862,720
Applied Materials Inc	223,300	3,965,808
Caterpillar Inc †	101,100	7,335,816
Centex Corp †	17,000	429,420
Cooper Industries Ltd ‘A’ (Bermuda)	30,600	1,618,128
Cummins Inc	15,900	2,025,183
D.R. Horton Inc †	47,300	622,941
Danaher Corp †	39,500	3,465,730
Deere & Co	72,400	6,741,888
Dover Corp	34,400	1,585,496
Emerson Electric Co	128,300	7,269,478
Goodrich Corp	21,100	1,489,871

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Illinois Tool Works Inc †	65,400	$3,501,516
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	46,000	2,137,620
KB Home †	9,700	209,520
KLA-Tencor Corp	28,800	1,387,008
Lennar Corp ‘A’ †	18,802	336,368
Lexmark International Inc ‘A’ *	13,400	467,124
Lockheed Martin Corp	54,942	5,783,195
Molex Inc †	26,300	717,990
Northrop Grumman Corp	53,120	4,177,357
Novellus Systems Inc * †	15,800	435,606
Pall Corp	20,266	817,125
Parker-Hannifin Corp	27,862	2,098,287
Pitney Bowes Inc	37,600	1,430,304
Pulte Homes Inc †	37,200	392,088
Raytheon Co	67,400	4,091,180
Rockwell Collins Inc	27,800	2,000,766
Teradyne Inc *	32,000	330,880
Terex Corp *	17,300	1,134,361
The Boeing Co	124,861	10,920,343
The Manitowoc Co Inc †	20,700	1,010,781
United Technologies Corp	159,300	12,192,822
W.W. Grainger Inc †	12,100	1,058,992
Waters Corp *	17,200	1,360,004
Xerox Corp	155,000	2,509,450

		102,280,398

Technology - 13.75%

Adobe Systems Inc *	90,400	3,862,792
Advanced Micro Devices Inc * †	96,500	723,750
Affiliated Computer Services Inc ‘A’ * †	17,800	802,780
Akamai Technologies Inc * †	27,100	937,660
Altera Corp	49,900	964,068
Analog Devices Inc	52,100	1,651,570
Apple Inc *	141,100	27,949,088
Autodesk Inc *	35,640	1,773,446
BMC Software Inc *	33,700	1,201,068
Broadcom Corp ‘A’ * †	77,364	2,022,295
CA Inc	67,073	1,673,471
Ciena Corp * †	11,971	408,331
Cisco Systems Inc *	977,616	26,464,065
Citrix Systems Inc *	28,800	1,094,688
Cognizant Technology Solutions Corp ‘A’ * †	44,900	1,523,906
Computer Sciences Corp *	29,700	1,469,259
Compuware Corp *	53,500	475,080
Corning Inc	250,891	6,018,875
Dell Inc *	361,100	8,850,561
Electronic Data Systems Corp	78,500	1,627,305
EMC Corp * †	334,650	6,201,064
General Dynamics Corp	65,480	5,827,065
Hewlett-Packard Co	417,373	21,068,989
Intel Corp	942,120	25,116,919
International Business Machines Corp	221,981	23,996,146
Intuit Inc * †	50,800	1,605,788
Jabil Circuit Inc †	30,000	458,100
JDS Uniphase Corp * †	30,686	408,124
Juniper Networks Inc * †	85,200	2,828,640
L-3 Communications Holdings Inc	20,876	2,211,603
Linear Technology Corp †	35,900	1,142,697
LSI Corp * †	126,000	669,060
MEMC Electronic Materials Inc *	36,200	3,203,338
Microchip Technology Inc †	32,500	1,021,150
Micron Technology Inc * †	124,700	904,075
Microsoft Corp	1,296,572	46,157,963
Motorola Inc	368,402	5,909,168
National Semiconductor Corp †	39,500	894,280
Network Appliance Inc * †	53,009	1,323,105
Novell Inc *	66,000	453,420
NVIDIA Corp *	90,900	3,092,418
Oracle Corp * †	635,436	14,348,145
PerkinElmer Inc	18,900	491,778
QLogic Corp *	18,300	259,860
QUALCOMM Inc	264,900	10,423,815
Rockwell Automation Inc †	23,600	1,627,456
SanDisk Corp * †	38,400	1,273,728
Sun Microsystems Inc *	137,025	2,484,263
Symantec Corp *	138,435	2,234,341
Tellabs Inc * †	61,300	400,902
Teradata Corp *	29,800	816,818
Texas Instruments Inc	222,470	7,430,498
Tyco Electronics Ltd (Bermuda)	78,695	2,921,945
Unisys Corp * †	56,100	265,353
Xilinx Inc †	47,400	1,036,638

		292,002,710

Utilities - 7.46%

Allegheny Energy Inc	26,500	1,685,665
Ameren Corp †	31,500	1,707,615
American Electric Power Co Inc	62,160	2,894,170
AT&T Inc	979,979	40,727,927
CenterPoint Energy Inc †	52,029	891,257
CenturyTel Inc	20,450	847,857
Citizens Communications Co	44,300	563,939
CMS Energy Corp †	42,300	735,174
Comcast Corp ‘A’ * †	459,077	8,382,746
Comcast Corp Special ‘A’ * †	36,055	653,317
Consolidated Edison Inc †	41,500	2,027,275
Constellation Energy Group Inc	28,050	2,875,966
Dominion Resources Inc †	96,570	4,582,246
DTE Energy Co †	25,100	1,103,396
Duke Energy Corp	208,572	4,206,897
Edison International	50,500	2,695,185
Embarq Corp	25,991	1,287,334
Entergy Corp	30,400	3,633,408
Exelon Corp †	107,624	8,786,423
FirstEnergy Corp	50,580	3,658,957
FPL Group Inc †	64,000	4,337,920
Integrys Energy Group Inc †	12,820	662,666
Nicor Inc †	6,000	254,100
NiSource Inc	46,073	870,319
Pepco Holdings Inc	31,800	932,694
PG&E Corp	57,800	2,490,602
Pinnacle West Capital Corp †	16,100	682,801
PPL Corp	62,032	3,231,247
Progress Energy Inc †	43,100	2,087,333
Public Service Enterprise Group Inc	39,800	3,909,952
Questar Corp	25,800	1,395,780
Qwest Communications International Inc * †	243,692	1,708,281
Sempra Energy	41,858	2,590,173
Southern Co †	119,500	4,630,625
Spectra Energy Corp	103,936	2,683,628
Sprint Nextel Corp	462,227	6,069,041
TECO Energy Inc †	33,000	567,930
The AES Corp * †	110,282	2,358,932
Verizon Communications Inc	465,754	20,348,792
Windstream Corp	78,186	1,017,982
Xcel Energy Inc †	69,679	1,572,655

		158,350,207

Total Common Stocks (Cost $1,754,289,193)		2,072,658,299

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 2.01%

Time Deposit - 2.01%

State Street Bank 3.850% due 01/02/08	$42,619,000	$42,619,000

Total Short-Term Investment (Cost $42,619,000)		42,619,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.62% (Cost $1,796,908,193)		2,115,277,299

	Shares
SECURITIES LENDING COLLATERAL - 11.30%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $239,975,716)	239,975,716	239,975,716

TOTAL INVESTMENTS - 110.92% (Cost $2,036,883,909)		2,355,253,015

OTHER ASSETS & LIABILITIES, NET - (10.92%)		(231,841,658)

NET ASSETS - 100.00%		$2,123,411,357

Notes to Schedule of Investments

(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	17.93%
Technology	13.75%
Short-Term Investment & Securities Lending Collateral	13.31%
Health Care	11.93%
Consumer Discretionary	10.77%
Consumer Staples	7.81%
Integrated Oils	7.61%
Utilities	7.46%
Energy	4.82%
Producer Durables	4.82%
Multi-Industry	4.41%
Materials & Processing	4.01%
Autos & Transportation	2.29%

110.92%
Other Assets & Liabilities, Net	(10.92%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	The amount of $5,000,000 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/08)	137	$50,580,363	$16,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2007

	Shares	Value
COMMON STOCKS - 90.42%

Autos & Transportation - 3.17%

AAR Corp * †	41,100	$1,563,033
ABX Air Inc * †	52,600	219,868
Accuride Corp * †	19,600	154,056
Aftermarket Technology Corp * †	24,528	668,633
AirTran Holdings Inc * †	92,400	661,584
Alaska Air Group Inc * †	41,900	1,047,919
Allegiant Travel Co *	3,700	118,918
American Axle & Manufacturing Holdings Inc	44,900	836,038
American Commercial Lines Inc *	57,500	933,800
American Railcar Industries Inc †	9,600	184,800
Amerigon Inc *	26,200	553,868
Arctic Cat Inc †	14,500	173,130
Arkansas Best Corp †	26,400	579,216
Arlington Tankers Ltd † (Bermuda)	11,100	245,643
ArvinMeritor Inc †	73,100	857,463
Atlas Air Worldwide Holdings Inc * †	15,900	862,098
Bristow Group Inc *	20,700	1,172,655
Celadon Group Inc *	31,200	285,792
Commercial Vehicle Group Inc *	19,850	287,825
Cooper Tire & Rubber Co †	68,500	1,135,730
Double Hull Tankers Inc	25,100	307,224
Dynamex Inc * †	9,000	243,540
Eagle Bulk Shipping Inc	52,400	1,391,220
ExpressJet Holdings Inc *	40,900	101,432
Fleetwood Enterprises Inc * †	63,600	380,328
Force Protection Inc * †	66,600	311,688
Forward Air Corp †	33,650	1,048,870
FreightCar America Inc †	14,900	521,500
Genco Shipping & Trading Ltd	20,700	1,133,532
General Maritime Corp †	28,300	691,935
Genesee & Wyoming Inc ‘A’ * †	31,250	755,313
Golar LNG Ltd (Bermuda)	40,500	895,860
GulfMark Offshore Inc * †	26,194	1,225,617
Hayes Lemmerz International Inc *	114,100	521,437
Heartland Express Inc †	65,043	922,310
Horizon Lines Inc ‘A’	37,800	704,592
Hub Group Inc ‘A’ *	43,100	1,145,598
JetBlue Airways Corp * †	196,200	1,157,580
Knight Transportation Inc †	63,893	946,255
Knightsbridge Tankers Ltd † (Bermuda)	21,400	516,810
Lear Corp *	84,570	2,339,206
Marine Products Corp †	7,350	51,524
Marten Transport Ltd * †	12,800	178,560
Midwest Air Group Inc *	23,100	341,880
Miller Industries Inc *	9,900	135,531
Modine Manufacturing Co	31,000	511,810
Monaco Coach Corp †	29,725	263,958
Noble International Ltd †	16,950	276,454
Nordic American Tanker Shipping Ltd † (Bermuda)	30,500	1,001,010
Odyssey Marine Exploration Inc *	52,900	327,451
Old Dominion Freight Line Inc * †	33,300	769,563
Pacer International Inc †	38,900	567,940
Patriot Transportation Holding Inc *	900	83,007
PHI Inc * †	17,100	530,442
Pinnacle Airlines Corp *	24,300	370,575
Polaris Industries Inc †	37,300	1,781,821
Republic Airways Holdings Inc *	34,100	668,019
Saia Inc *	18,450	245,385
Sauer-Danfoss Inc †	9,000	225,450
Ship Finance International Ltd (Bermuda)	31,600	875,636
SkyWest Inc	67,000	1,798,950
Spartan Motors Inc †	38,650	295,286
Standard Motor Products Inc †	11,100	90,576
Stoneridge Inc *	9,200	73,968
Superior Industries International Inc †	28,900	525,113
TBS International Ltd ‘A’ * (Bermuda)	4,700	155,382
Tenneco Inc * †	48,000	1,251,360
Textainer Group Holdings Ltd (Bermuda)	4,000	58,120
The Greenbrier Cos Inc †	15,900	353,934
Titan International Inc †	24,300	759,618
Ultrapetrol Bahamas Ltd * (Bahamas)	17,900	304,479
Universal Truckload Services Inc *	4,400	84,304
Visteon Corp * †	144,800	635,672
Wabash National Corp †	30,300	233,007
Werner Enterprises Inc †	46,250	787,638
Westinghouse Air Brake Technologies Corp	50,910	1,753,340
Winnebago Industries Inc †	33,200	697,864

		48,868,543

Consumer Discretionary - 15.40%

1-800-FLOWERS.COM Inc ‘A’ *	32,700	285,471
99 Cents Only Stores *	53,100	422,676
A.C. Moore Arts & Crafts Inc * †	23,000	316,250
Aaron Rents Inc †	46,674	898,008
ABM Industries Inc ‡	49,200	1,003,188
Administaff Inc †	23,500	664,580
Aeropostale Inc *	74,250	1,967,625
AFC Enterprises Inc *	25,400	287,528
Ambassadors Group Inc †	20,100	368,031
Ambassadors International Inc †	12,400	180,792
AMERCO * †	10,000	656,800
American Greetings Corp ‘A’	56,800	1,153,040
American Public Education Inc *	4,300	179,654
American Woodmark Corp †	14,500	263,610
Ameristar Casinos Inc	29,900	823,446
AMN Healthcare Services Inc *	38,879	667,552
Arbitron Inc †	28,900	1,201,373
Asbury Automotive Group Inc †	32,100	483,105
Bally Technologies Inc * †	58,600	2,913,592
Barrett Business Services Inc	8,900	160,289
bebe Stores Inc †	22,600	290,636
Belo Corp ‘A’	91,000	1,587,040
Benihana Inc ‘A’ *	7,900	100,725
Big 5 Sporting Goods Corp †	29,100	419,622
BJ’s Restaurants Inc *	20,800	338,208
Blockbuster Inc ‘A’ * †	216,300	843,570
Blue Nile Inc *	13,800	939,228
Blyth Inc †	28,700	629,678
Bob Evans Farms Inc †	37,600	1,012,568
Books-A-Million Inc †	20,700	246,744
Borders Group Inc †	67,600	719,940
Bowne & Co Inc	34,200	601,920
Bright Horizons Family Solutions Inc *	30,600	1,056,924
Brightpoint Inc * †	57,790	887,654
Brown Shoe Co Inc †	44,600	676,582
Buffalo Wild Wings Inc *	17,200	399,384
Build-A-Bear Workshop Inc *	20,300	283,185
Cabela’s Inc * †	37,500	565,125
Cache Inc * †	17,850	166,719
California Pizza Kitchen Inc * †	36,049	561,283
Callaway Golf Co †	73,000	1,272,390
Capella Education Co *	10,700	700,422
Carmike Cinemas Inc	20,300	147,378
Carrols Restaurant Group Inc *	4,600	44,068
Carter’s Inc * †	60,000	1,161,000
Casella Waste Systems Inc ‘A’ *	29,600	385,984
Casual Male Retail Group Inc * †	46,700	241,906
CBIZ Inc * †	45,994	451,201
CBRL Group Inc	29,100	942,549
CDI Corp †	17,000	412,420
CEC Entertainment Inc *	29,000	752,840
Central European Distribution Corp * †	39,073	2,269,360
Central Garden & Pet Co ‘A’ *	68,948	369,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Cenveo Inc *	59,600	$1,041,212
Charlotte Russe Holding Inc *	30,600	494,190
Charming Shoppes Inc * †	136,100	736,301
Charter Communications Inc ‘A’ * †	457,400	535,158
Cherokee Inc †	10,100	325,927
Chipotle Mexican Grill Inc ‘B’ *	35,100	4,319,055
Christopher & Banks Corp †	36,000	412,200
Churchill Downs Inc †	9,000	485,730
Cinemark Holdings Inc	26,100	443,700
Citadel Broadcasting Corp †	220,240	453,694
Citi Trends Inc *	16,500	254,760
CKE Restaurants Inc †	60,000	792,000
CKX Inc *	45,700	548,400
CNET Networks Inc *	167,600	1,531,864
Coinstar Inc * †	31,100	875,465
Collective Brands Inc *	67,800	1,179,042
Columbia Sportswear Co †	16,700	736,303
Conn’s Inc * †	12,100	207,031
Consolidated Graphics Inc *	10,500	502,110
Core-Mark Holding Co Inc *	9,500	272,840
Corinthian Colleges Inc * †	98,400	1,515,360
Cornell Cos Inc * †	11,900	277,508
CoStar Group Inc * †	22,500	1,063,125
Courier Corp †	10,375	342,479
Cox Radio Inc ‘A’ *	34,500	419,175
CPI Corp	7,700	181,335
CRA International Inc *	13,500	642,735
Cross Country Healthcare Inc *	36,900	525,456
Crown Media Holdings Inc ‘A’ * †	16,000	104,000
CSK Auto Corp * †	40,600	203,406
CSS Industries Inc	10,427	382,671
Cumulus Media Inc ‘A’ *	39,400	316,776
Deckers Outdoor Corp * †	13,600	2,108,816
Denny’s Corp * †	113,400	425,250
DeVry Inc	65,900	3,424,164
DG FastChannel Inc * †	18,000	461,520
Diamond Management & Technology Consultants Inc	28,000	203,560
Dolan Media Co *	10,100	294,617
Dollar Thrifty Automotive Group Inc *	25,400	601,472
Domino’s Pizza Inc	49,350	652,900
Dover Downs Gaming & Entertainment Inc	18,460	207,675
DSW Inc ‘A’ * †	19,800	371,448
DTS Inc * †	21,900	559,983
DynCorp International Inc ‘A’ * †	29,700	798,336
EarthLink Inc * †	141,900	1,003,233
Eddie Bauer Holdings Inc *	25,500	161,925
Elizabeth Arden Inc *	28,300	575,905
Emmis Communications Corp ‘A’ * †	45,400	174,790
Entercom Communications Corp ‘A’	36,900	505,161
Entravision Communications Corp ‘A’ * †	78,100	611,523
Ethan Allen Interiors Inc †	26,200	746,700
Exponent Inc *	18,800	508,352
Ezcorp Inc ‘A’ *	36,800	415,472
FGX International Holdings Ltd * (United Kingdom)	7,900	93,615
First Advantage Corp ‘A’ *	9,700	159,759
Fisher Communications Inc *	8,800	334,048
Forrester Research Inc * †	13,800	386,676
Fossil Inc * †	49,000	2,057,020
Fred’s Inc ‘A’ †	49,867	480,219
FTD Group Inc †	15,000	193,200
FTI Consulting Inc *	51,974	3,203,677
Furniture Brands International Inc †	57,700	580,462
G&K Services Inc ‘A’ †	24,000	900,480
Gaiam Inc ‘A’ *	17,200	510,496
Gander Mountain Co * †	13,300	65,569
GateHouse Media Inc †	26,839	235,646
Gaylord Entertainment Co * †	45,300	1,833,291
Gemstar-TV Guide International Inc *	277,300	1,319,948
Genesco Inc * †	23,500	888,300
Gevity HR Inc †	30,500	234,545
G-III Apparel Group Ltd *	17,400	256,998
Global Sources Ltd * (Bermuda)	22,680	640,030
Glu Mobile Inc *	100	522
Gray Television Inc †	41,600	333,632
Great Wolf Resorts Inc * †	29,900	293,319
Greenfield Online Inc *	27,800	406,158
Group 1 Automotive Inc †	27,200	646,000
GSI Commerce Inc *	24,300	473,850
Harris Interactive Inc *	54,000	230,040
Haverty Furniture Cos Inc †	20,500	184,295
Heelys Inc * †	6,400	44,544
Heidrick & Struggles International Inc †	21,000	779,310
Helen of Troy Ltd * (Bermuda)	35,100	601,614
hhgregg Inc *	6,600	90,816
Hibbett Sports Inc *	37,612	751,488
Home Solutions of America Inc * †	48,900	48,900
Hooker Furniture Corp †	12,900	259,290
Hot Topic Inc *	53,050	308,751
Houston Wire & Cable Co †	19,400	274,316
HSW International Inc *	5,700	35,511
Hudson Highland Group Inc *	29,000	243,890
Iconix Brand Group Inc * †	56,100	1,102,926
ICT Group Inc *	8,000	95,600
IHOP Corp †	16,900	618,202
IKON Office Solutions Inc †	102,700	1,337,154
InfoSpace Inc	38,500	723,800
infoUSA Inc	28,500	254,505
Insight Enterprises Inc *	55,425	1,010,952
Inter Parfums Inc †	6,500	116,805
Internap Network Services Corp *	47,980	399,673
inVentiv Health Inc * †	34,700	1,074,312
iPass Inc * †	50,100	203,406
Isle of Capri Casinos Inc * †	22,200	305,694
J.Crew Group Inc * †	43,060	2,075,923
Jack in the Box Inc *	67,360	1,735,867
Jackson Hewitt Tax Service Inc †	30,300	962,025
Jakks Pacific Inc * †	33,100	781,491
Jamba Inc * †	64,700	239,390
Jo-Ann Stores Inc *	27,984	366,031
Jos. A. Bank Clothiers Inc * †	21,627	615,288
Journal Communications Inc ‘A’ †	53,600	479,184
Kellwood Co	28,800	479,232
Kelly Services Inc ‘A’	26,400	492,624
Kenneth Cole Productions Inc ‘A’ †	11,850	207,256
Kforce Inc * †	31,200	304,200
Korn/Ferry International * †	49,000	922,180
Krispy Kreme Doughnuts Inc *	85,100	268,916
K-Swiss Inc ‘A’ †	29,200	528,520
Lakes Entertainment Inc *	26,500	183,645
Landry’s Restaurants Inc	16,900	332,930
Lawson Products Inc	4,717	178,869
La-Z-Boy Inc †	49,700	394,121
LeapFrog Enterprises Inc * †	31,700	213,341
LECG Corp *	28,900	435,234
Lee Enterprises Inc †	52,300	766,195
Libbey Inc	16,600	262,944
Life Time Fitness Inc * †	34,950	1,736,316
Lifetime Brands Inc	15,600	202,488
LIN TV Corp ‘A’ *	28,700	349,279
Lincoln Educational Services Corp *	500	7,360
Liquidity Services Inc * †	10,500	135,450
Lithia Motors Inc ‘A’ †	15,800	216,934
Live Nation Inc * †	81,500	1,183,380
LKQ Corp * †	125,200	2,631,704
LodgeNet Entertainment Corp *	28,132	490,622
Lodgian Inc *	15,600	175,656

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
LoJack Corp *	21,400	$359,734
LoopNet Inc * †	30,500	428,525
Lululemon Athletica Inc * †	14,700	696,339
Magna Entertainment Corp ‘A’ *	46,200	44,814
Maidenform Brands Inc * †	26,400	357,192
Mannatech Inc †	23,000	145,360
Marchex Inc ‘B’	25,900	281,274
Marcus Corp	18,400	284,280
MarineMax Inc * †	18,800	291,400
Martha Stewart Living Omnimedia Inc ‘A’ * †	33,900	314,253
Marvel Entertainment Inc * †	56,400	1,506,444
Matthews International Corp ‘A’	32,800	1,537,336
MAXIMUS Inc	18,100	698,841
McCormick & Schmick’s Seafood Restaurants Inc *	20,300	242,179
Media General Inc ‘A’ †	24,900	529,125
Midas Inc * †	17,000	249,220
Midway Games Inc * †	26,400	72,864
Monarch Casino & Resort Inc *	10,200	245,616
Monro Muffler Brake Inc	21,475	418,548
Morgans Hotel Group Co * †	24,800	478,144
Morton’s Restaurant Group Inc *	12,800	119,424
Movado Group Inc †	17,100	432,459
MPS Group Inc *	105,700	1,156,358
MTR Gaming Group Inc * †	28,100	190,799
Multimedia Games Inc * †	31,200	260,208
MWI Veterinary Supply Inc *	9,700	388,000
National CineMedia Inc	46,720	1,177,811
National Presto Industries Inc	4,400	231,704
Nautilus Inc †	40,125	194,606
Navigant Consulting Inc * †	55,300	755,951
Net 1 U.E.P.S. Technologies Inc *	46,200	1,356,432
Netflix Inc * †	53,000	1,410,860
New York & Co Inc *	25,600	163,328
Nexstar Broadcasting Group Inc ‘A’ *	5,500	50,270
NIC Inc †	36,100	304,684
Nu Skin Enterprises Inc ‘A’ †	57,300	941,439
O’Charley’s Inc	29,000	434,420
On Assignment Inc * †	40,600	284,606
Orbitz Worldwide Inc *	31,600	268,600
Overstock.com Inc * †	20,100	312,153
Oxford Industries Inc †	17,300	445,821
P.F. Chang’s China Bistro Inc * †	24,700	564,148
Pacific Sunwear of California Inc * †	72,200	1,018,742
Papa John’s International Inc *	26,700	606,090
PC Connection Inc *	6,000	68,100
PeopleSupport Inc * †	26,800	366,624
Perficient Inc * †	32,800	516,272
Perry Ellis International Inc * †	15,850	243,773
PetMed Express Inc *	27,600	333,960
PHH Corp *	54,800	966,672
Pier 1 Imports Inc * †	105,400	551,242
Pinnacle Entertainment Inc * †	62,800	1,479,568
Playboy Enterprises Inc ‘B’ *	25,600	233,472
Premier Exhibitions Inc *	35,300	386,182
Pre-Paid Legal Services Inc * †	10,900	603,315
Prestige Brands Holdings Inc *	38,900	290,972
priceline.com Inc * †	41,649	4,783,804
PriceSmart Inc †	12,700	381,762
Primedia Inc †	49,649	422,016
Protection One Inc * †	12,000	142,680
Quiksilver Inc * †	128,300	1,100,814
Radio One Inc ‘D’ * †	76,000	180,120
RC2 Corp *	22,900	642,803
Red Robin Gourmet Burgers Inc *	16,000	511,840
Regis Corp	49,200	1,375,632
Renaissance Learning Inc †	5,800	81,200
Rent-A-Center Inc * †	78,200	1,135,464
Resources Connection Inc †	57,000	1,035,120
Retail Ventures Inc *	21,100	107,399
Revlon Inc ‘A’ *	195,297	230,450
Riviera Holdings Corp *	9,100	280,280
Rollins Inc †	42,588	817,680
RSC Holdings Inc *	18,300	229,665
Ruby Tuesday Inc	60,600	590,850
Rush Enterprises Inc ‘A’ * †	33,200	603,576
Russ Berrie & Co Inc * †	15,100	247,036
Ruth’s Chris Steak House Inc * †	28,700	256,578
Salem Communications Corp ‘A’	7,600	50,084
Sally Beauty Holdings Inc *	94,800	857,940
Schawk Inc	12,600	195,552
Scholastic Corp * †	32,500	1,133,925
School Specialty Inc * †	23,000	794,650
Sealy Corp †	42,500	475,575
Select Comfort Corp * †	57,950	406,230
Shoe Carnival Inc *	12,000	169,320
Shuffle Master Inc * †	34,975	419,350
Shutterfly Inc *	14,000	358,680
Sinclair Broadcast Group Inc ‘A’ †	55,700	457,297
Six Flags Inc * †	91,400	185,542
Skechers U.S.A. Inc ‘A’ *	19,500	380,445
Smith & Wesson Holding Corp * †	36,600	223,260
Sohu.com Inc *	30,500	1,662,860
Sonic Automotive Inc ‘A’ †	34,700	671,792
Sonic Corp * †	67,560	1,479,564
Source Interlink Cos Inc * †	54,600	157,248
Spanish Broadcasting System Inc ‘A’ * †	41,150	76,128
Spectrum Brands Inc * †	45,400	241,982
Speedway Motorsports Inc †	17,500	543,900
Spherion Corp *	55,960	407,389
Stage Stores Inc	43,098	637,850
Stamps.com Inc *	22,549	274,647
Standard Parking Corp *	4,000	193,960
Stein Mart Inc †	33,600	159,264
Steiner Leisure Ltd * (Bahamas)	19,100	843,456
Steinway Musical Instruments Inc	9,400	259,158
Steven Madden Ltd *	24,900	498,000
Stewart Enterprises Inc ‘A’ †	110,900	987,010
Strayer Education Inc †	16,000	2,729,280
Sturm, Ruger & Co Inc *	26,100	216,108
Sun-Times Media Group Inc ‘A’ *	66,700	146,740
Syms Corp †	3,600	54,360
Systemax Inc	8,900	180,848
Take-Two Interactive Software Inc * †	75,500	1,392,975
TeleTech Holdings Inc *	48,400	1,029,468
Tempur-Pedic International Inc †	81,900	2,126,943
Tetra Tech Inc * †	66,518	1,430,137
Texas Roadhouse Inc ‘A’ * †	59,100	653,646
The Advisory Board Co *	20,800	1,335,152
The Bon-Ton Stores Inc †	12,100	114,829
The Buckle Inc	13,349	440,517
The Cato Corp ‘A’	33,600	526,176
The Children’s Place Retail Stores Inc * †	22,700	588,611
The Dress Barn Inc * †	54,840	686,048
The Finish Line Inc ‘A’	60,100	145,442
The Geo Group Inc *	55,900	1,565,200
The Gymboree Corp *	29,100	886,386
The Knot Inc * †	32,600	519,644
The Men’s Wearhouse Inc †	59,700	1,610,706
The Pantry Inc * †	26,800	700,284
The Pep Boys-Manny, Moe & Jack †	47,600	546,448
The Providence Service Corp * †	13,300	374,262
The Steak n Shake Co * †	25,260	275,334
The Talbots Inc †	20,800	245,856
The Timberland Co ‘A’ * †	48,000	867,840
The Warnaco Group Inc * †	51,100	1,778,280
The Wet Seal Inc ‘A’ * †	97,700	227,641
THQ Inc * †	70,100	1,976,119

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
TiVo Inc * †	109,000	$909,060
Town Sports International Holdings Inc *	14,700	140,532
Travelzoo Inc *	10,500	143,640
Triarc Cos Inc ‘B’ †	62,600	548,376
True Religion Apparel Inc * †	16,000	341,600
TrueBlue Inc *	51,600	747,168
Trump Entertainment Resorts Inc * †	44,600	191,780
Tuesday Morning Corp †	42,800	216,996
Tupperware Brands Corp	64,900	2,143,647
Tween Brands Inc * †	26,800	709,664
Ulta Salon Cosmetics & Fragrance Inc *	11,100	190,365
Under Armour Inc ‘A’ * †	25,400	1,109,218
UniFirst Corp †	16,100	611,800
United Natural Foods Inc * †	48,900	1,551,108
United Online Inc †	74,050	875,271
United Stationers Inc *	25,600	1,182,976
Universal Electronics Inc *	16,200	541,728
Universal Technical Institute Inc * †	26,500	450,500
USANA Health Sciences Inc * †	10,600	393,048
Vail Resorts Inc * †	32,700	1,759,587
Valassis Communications Inc * †	53,300	623,077
ValueClick Inc * †	109,860	2,405,934
ValueVision Media Inc ‘A’ * †	35,600	223,924
Viad Corp †	20,700	653,706
VistaPrint Ltd * † (Bermuda)	48,000	2,056,800
Volcom Inc * †	16,500	363,495
Volt Information Sciences Inc *	12,700	231,902
Waste Connections Inc * †	75,750	2,340,675
Waste Industries USA Inc	6,000	217,800
Waste Services Inc *	19,567	167,686
Watson Wyatt Worldwide Inc ‘A’ †	47,180	2,189,624
West Marine Inc *	21,600	193,968
Westwood One Inc †	82,400	163,976
Weyco Group Inc	5,600	154,000
WMS Industries Inc * †	44,699	1,637,771
Wolverine World Wide Inc †	56,300	1,380,476
World Fuel Services Corp †	29,000	841,870
World Wrestling Entertainment Inc ‘A’ †	25,900	382,284
Zale Corp * †	44,400	713,064
Zumiez Inc * †	19,400	472,584

		237,479,423

Consumer Staples - 2.03%

Alliance One International Inc * †	108,400	441,188
American Dairy Inc * †	3,900	50,505
Arden Group Inc ‘A’ †	800	123,752
Aurora Foods Inc * ▼	400	—
Cal-Maine Foods Inc †	15,500	411,215
Casey’s General Stores Inc	57,400	1,699,614
Chiquita Brands International Inc * †	42,900	788,931
Coca-Cola Bottling Co Consolidated	5,200	306,176
Farmer Bros. Co	4,900	112,651
Flowers Foods Inc †	84,862	1,986,619
Fresh Del Monte Produce Inc * (Cayman)	31,600	1,061,128
Green Mountain Coffee Roasters Inc *	20,200	822,140
Imperial Sugar Co †	13,500	253,395
Ingles Markets Inc ‘A’	14,300	363,077
J&J Snack Foods Corp	12,800	400,384
Jones Soda Co * †	34,600	257,424
Lance Inc †	34,800	710,616
Longs Drug Stores Corp †	34,200	1,607,400
M&F Worldwide Corp * †	12,000	646,200
Maui Land & Pineapple Co Inc * †	5,600	163,016
Nash Finch Co †	16,100	568,008
National Beverage Corp †	6,720	54,029
Peet’s Coffee & Tea Inc *	17,420	506,399
Performance Food Group Co * †	39,400	1,058,678
Pilgrim’s Pride Corp †	43,000	1,244,850
Ralcorp Holdings Inc * †	29,124	1,770,448
Reddy Ice Holdings Inc †	21,700	549,227
Ruddick Corp †	45,500	1,577,485
Sanderson Farms Inc †	20,250	684,045
Schweitzer-Mauduit International Inc	18,700	484,517
Seaboard Corp	330	485,100
Sensient Technologies Corp †	52,100	1,473,388
Spartan Stores Inc †	26,100	596,385
Synutra International Inc *	3,300	99,660
The Boston Beer Co Inc ‘A’ *	11,300	425,445
The Great Atlantic & Pacific Tea Co Inc *	23,413	733,529
The Hain Celestial Group Inc * †	45,400	1,452,800
Tootsie Roll Industries Inc †	37,766	1,035,544
TreeHouse Foods Inc * †	31,400	721,886
Universal Corp †	29,900	1,531,478
Vector Group Ltd †	37,204	746,312
Village Super Market ‘A’ †	3,000	152,670
Weis Markets Inc	12,300	491,262
Winn-Dixie Stores Inc *	38,300	646,121

		31,294,697

Energy - 5.40%

Allis-Chalmers Energy Inc * †	24,100	355,475
Alon USA Energy Inc †	12,900	350,622
Alpha Natural Resources Inc *	71,400	2,319,072
Apco Argentina Inc (Cayman)	3,285	90,403
Approach Resources Inc *	4,500	57,870
Arena Resources Inc * †	31,500	1,313,865
Atlas America Inc †	23,573	1,395,050
ATP Oil & Gas Corp * †	28,700	1,450,498
Atwood Oceanics Inc * †	29,100	2,916,984
Aventine Renewable Energy Holdings Inc *	34,630	441,879
Basic Energy Services Inc * †	41,200	904,340
Berry Petroleum Co ‘A’	44,600	1,982,470
Bill Barrett Corp * †	34,200	1,431,954
Bois d’Arc Energy Inc *	16,000	317,600
BPZ Resources Inc * †	60,400	675,272
Brigham Exploration Co * †	58,700	441,424
Bronco Drilling Co Inc * †	29,400	436,590
Cal Dive International Inc *	41,025	543,171
Callon Petroleum Co * †	22,500	370,125
CARBO Ceramics Inc †	20,100	747,720
Carrizo Oil & Gas Inc *	25,400	1,390,650
Clayton Williams Energy Inc * †	7,800	243,048
Clean Energy Fuels Corp * †	14,400	218,016
Complete Production Services Inc * †	47,800	858,966
Comstock Resources Inc * †	49,200	1,672,800
Concho Resources Inc *	21,600	445,176
Contango Oil & Gas Co *	15,600	793,884
Crosstex Energy Inc †	38,200	1,422,568
CVR Energy Inc *	18,800	468,872
Dawson Geophysical Co * †	9,200	657,432
Delek US Holdings Inc †	9,800	198,254
Dril-Quip Inc *	28,900	1,608,574
Edge Petroleum Corp *	39,000	231,270
Encore Acquisition Co * †	59,150	1,973,836
Energy Partners Ltd * †	35,101	414,543
EnerNOC Inc *	4,500	220,950
Evergreen Energy Inc * †	72,900	162,567
Evergreen Solar Inc *	90,000	1,554,300
EXCO Resources Inc *	62,400	965,952
Exterran Holdings Inc * †	66,267	5,420,641
Flotek Industries Inc * †	21,100	760,444
FuelCell Energy Inc * †	68,000	674,560
FX Energy Inc *	46,100	261,848
GeoGlobal Resources Inc * †	46,200	228,690
Geokinetics Inc *	10,100	196,445
GeoMet Inc *	8,200	42,640
Goodrich Petroleum Corp * †	18,300	413,946
Grey Wolf Inc *	206,900	1,102,777

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Gulf Island Fabrication Inc †	14,000	$443,940
Gulfport Energy Corp * †	25,700	469,282
Harvest Natural Resources Inc * †	43,200	540,000
Hercules Offshore Inc * †	92,440	2,198,223
Hornbeck Offshore Services Inc * †	26,050	1,170,948
International Coal Group Inc * †	128,700	689,832
Lufkin Industries Inc	17,700	1,014,033
Mariner Energy Inc * †	91,600	2,095,808
MarkWest Hydrocarbon Inc	5,750	360,238
Matrix Service Co * †	31,100	678,602
McMoRan Exploration Co * †	48,600	636,174
Meridian Resource Corp *	88,700	160,547
NATCO Group Inc ‘A’ *	19,400	1,050,510
Newpark Resources Inc * †	101,200	551,540
Nova Biosource Fuels Inc * †	23,100	66,990
Oil States International Inc * †	54,500	1,859,540
Oilsands Quest Inc *	140,000	571,200
Ormat Technologies Inc	16,000	880,160
Pacific Ethanol Inc * †	34,200	280,782
Parallel Petroleum Corp *	45,100	795,113
Parker Drilling Co * †	118,900	897,695
Penn Virginia Corp	42,800	1,867,364
Petrohawk Energy Corp * †	180,262	3,120,335
Petroleum Development Corp * †	17,300	1,022,949
PetroQuest Energy Inc * †	49,500	707,850
Pioneer Drilling Co * †	49,300	585,684
Rentech Inc *	202,900	367,249
Resource America Inc ‘A’	15,300	224,451
Rex Energy Corp *	5,500	65,615
Rosetta Resources Inc *	51,500	1,021,245
RPC Inc †	31,962	374,275
Stone Energy Corp *	28,851	1,353,400
Sulphco Inc * †	44,100	230,202
Superior Offshore International Inc *	4,300	21,586
Superior Well Services Inc * †	15,600	331,032
Swift Energy Co * †	32,300	1,422,169
T-3 Energy Services Inc *	7,900	371,379
Toreador Resources Corp * †	21,700	151,683
Trico Marine Services Inc *	14,900	551,598
TXCO Resources Inc * †	41,000	494,460
Union Drilling Inc * †	10,300	162,431
US BioEnergy Corp *	19,000	222,490
Venoco Inc *	12,200	243,146
VeraSun Energy Corp * †	40,490	618,687
Verenium Corp * †	35,100	175,149
Warren Resources Inc * †	65,000	918,450
W-H Energy Services Inc * †	33,700	1,894,277
Whiting Petroleum Corp *	46,350	2,672,541
Willbros Group Inc * (Panama)	38,800	1,485,652

		83,234,539

Financial Services - 18.43%

1st Source Corp †	10,973	189,943
Abington Bancorp Inc	5,200	48,880
Acadia Realty Trust REIT †	36,000	921,960
Advance America Cash Advance Centers Inc †	67,100	681,736
Advanta Corp ‘B’ †	41,500	334,905
Advent Software Inc * †	19,300	1,044,130
Agree Realty Corp REIT	9,100	273,910
Alabama National Bancorp †	19,500	1,517,295
Alesco Financial Inc REIT †	53,300	174,824
Alexander’s Inc REIT * †	2,400	847,800
Alexandria Real Estate Equities Inc REIT † ‡	34,780	3,536,083
Alfa Corp	32,400	702,108
AMCORE Financial Inc	26,900	610,630
American Campus Communities Inc REIT †	27,500	738,375
American Equity Investment Life Holding Co †	66,500	551,285
American Financial Realty Trust REIT	151,100	1,211,822
American Physicians Capital Inc †	11,600	480,936
AmericanWest Bancorp †	17,060	300,768
Ameris Bancorp †	12,440	209,614
Amerisafe Inc *	24,900	386,199
Ampal American Israel Corp ‘A’ *	14,000	103,460
AmTrust Financial Services Inc †	31,700	436,509
Anchor BanCorp Wisconsin Inc †	24,400	573,888
Anthracite Capital Inc REIT †	70,000	506,800
Anworth Mortgage Asset Corp REIT	53,200	439,432
Apollo Investment Corp †	131,471	2,241,582
Arbor Realty Trust Inc REIT †	17,300	278,703
Ares Capital Corp	76,114	1,113,548
Argo Group International Holdings Ltd * (Bermuda)	30,175	1,271,273
Ashford Hospitality Trust Inc REIT †	118,530	852,231
Aspen Insurance Holdings Ltd (Bermuda)	97,100	2,800,364
Asset Acceptance Capital Corp †	19,905	207,211
Associated Estates Realty Corp REIT	23,500	221,840
Assured Guaranty Ltd (Bermuda)	84,300	2,237,322
Asta Funding Inc †	13,900	367,516
Baldwin & Lyons Inc ‘B’	8,600	236,156
BancFirst Corp †	7,000	299,950
Banco Latinoamericano de Exportaciones SA ‘E’ (Panama)	25,000	407,750
Bank Mutual Corp	62,347	659,008
Bank of the Ozarks Inc †	14,000	366,800
BankAtlantic Bancorp Inc ‘A’ †	52,400	214,840
BankFinancial Corp †	25,600	404,992
Bankrate Inc * †	11,200	538,608
BankUnited Financial Corp ‘A’ †	42,300	291,870
Banner Corp †	17,600	505,648
Beneficial Mutual Bancorp Inc *	32,200	312,984
Berkshire Hills Bancorp Inc †	8,800	228,800
BioMed Realty Trust Inc REIT †	68,110	1,578,109
BlackRock Kelso Capital Corp †	6,700	102,376
Boston Private Financial Holdings Inc †	37,570	1,017,396
Brookline Bancorp Inc †	75,842	770,555
BRT Realty Trust REIT †	5,700	87,210
Calamos Asset Management Inc ‘A’	25,100	747,478
Capital City Bank Group Inc †	11,256	317,644
Capital Corp of the West	9,440	183,419
Capital Southwest Corp	2,700	319,680
Capital Trust Inc ‘A’ REIT †	12,800	392,320
Capitol Bancorp Ltd †	14,100	283,692
CapLease Inc REIT †	43,200	363,744
Cascade Bancorp †	29,225	406,812
Cash America International Inc †	30,000	969,000
Cass Information Systems Inc	5,590	186,762
CastlePoint Holdings Ltd (Bermuda)	2,500	30,000
Cathay General Bancorp	58,448	1,548,288
CBRE Realty Finance Inc REIT	29,100	155,394
Cedar Shopping Centers Inc REIT †	43,900	449,097
Centennial Bank Holdings Inc *	54,800	316,744
Center Financial Corp †	12,400	152,768
Centerline Holding Co †	57,000	426,930
Central Pacific Financial Corp †	34,598	638,679
Chemical Financial Corp †	28,040	667,072
Chimera Investment Corp REIT	32,000	572,160
Chittenden Corp	48,017	1,710,366
Citizens Inc * †	45,400	251,062
Citizens Republic Bancorp Inc	87,362	1,267,623
City Bank †	12,000	269,040
City Holding Co	20,806	704,075
Clayton Holdings Inc * †	24,100	124,597
Clifton Savings Bancorp Inc	6,200	60,760
CNA Surety Corp *	14,500	286,955
CoBiz Inc †	21,325	317,103
Cohen & Steers Inc †	17,100	512,487
Columbia Banking System Inc	21,175	629,533
Community Bancorp *	12,300	213,651

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Community Bank System Inc †	33,900	$673,593
Community Trust Bancorp Inc	15,385	423,549
CompuCredit Corp * †	23,300	232,534
Corporate Office Properties Trust REIT †	43,300	1,363,950
Corus Bankshares Inc †	47,800	510,026
Cousins Properties Inc REIT †	45,200	998,920
Cowen Group Inc *	19,100	181,641
Crawford & Co ‘B’ * †	25,200	104,580
Credit Acceptance Corp *	5,130	106,037
Crystal River Capital Inc REIT †	23,400	337,896
CVB Financial Corp †	74,285	768,107
CyberSource Corp *	72,367	1,285,962
Darwin Professional Underwriters Inc *	7,600	183,996
DCT Industrial Trust Inc REIT †	175,480	1,633,719
Deerfield Capital Corp REIT †	51,400	411,200
Delphi Financial Group Inc ‘A’ †	49,340	1,740,715
Deluxe Corp †	54,900	1,805,661
DiamondRock Hospitality Co REIT †	104,570	1,566,459
Digital Realty Trust Inc REIT	61,810	2,371,650
Dime Community Bancshares Inc	32,475	414,706
Dollar Financial Corp * †	18,000	552,420
Donegal Group Inc ‘A’	10,177	174,739
Downey Financial Corp †	20,800	647,088
Duff & Phelps Corp ‘A’ *	7,700	151,536
DuPont Fabros Technology Inc REIT	34,600	678,160
EastGroup Properties Inc REIT †	26,400	1,104,840
Education Realty Trust Inc REIT †	37,100	417,004
eHealth Inc *	16,600	533,026
Electro Rent Corp	13,800	204,930
EMC Insurance Group Inc	5,000	118,350
Employers Holdings Inc	49,550	827,980
Encore Capital Group Inc *	23,000	222,640
Enstar Group Ltd * (Bermuda)	7,000	856,940
Enterprise Financial Services Corp †	8,100	192,861
Entertainment Properties Trust REIT	31,100	1,461,700
Epoch Holding Corp	13,200	198,000
Equity Lifestyle Properties Inc REIT	22,400	1,023,008
Equity One Inc REIT †	40,600	935,018
eSpeed Inc ‘A’ * †	27,500	310,750
Euronet Worldwide Inc * †	48,600	1,458,000
Evercore Partners Inc ‘A’	7,600	163,780
ExlService Holdings Inc *	22,200	512,376
Extra Space Storage Inc REIT †	64,650	923,848
F.N.B. Corp	70,640	1,038,408
FBL Financial Group Inc ‘A’	13,628	470,575
FBR Capital Markets Corp *	27,700	265,366
FCStone Group Inc *	10,700	492,521
Federal Agricultural Mortgage Corp ‘C’ †	11,800	310,576
FelCor Lodging Trust Inc REIT	68,800	1,072,592
Financial Federal Corp †	32,049	714,372
First Acceptance Corp * †	12,400	52,328
First BanCorp - Puerto Rico †	92,830	676,731
First BanCorp - Troy, NC †	9,500	179,455
First Busey Corp †	24,600	488,556
First Cash Financial Services Inc *	31,300	459,484
First Charter Corp †	35,800	1,068,988
First Commonwealth Financial Corp †	82,714	880,904
First Community Bancorp Inc †	26,262	1,083,045
First Community Bancshares Inc †	8,748	278,974
First Financial Bancorp	29,742	339,059
First Financial Bankshares Inc	23,016	866,552
First Financial Corp	13,100	371,254
First Financial Holdings Inc	13,700	375,654
First Indiana Corp	15,813	506,016
First Industrial Realty Trust Inc REIT †	51,500	1,781,900
First Merchants Corp	16,606	362,675
First Mercury Financial Corp *	16,500	402,600
First Midwest Bancorp Inc †	56,458	1,727,615
First Niagara Financial Group Inc †	112,983	1,360,315
First Place Financial Corp †	20,300	283,997
First Potomac Realty Trust REIT †	30,200	522,158
First Regional Bancorp *	10,000	188,900
First South Bancorp Inc †	6,050	134,250
First State Bancorp †	26,400	366,960
FirstFed Financial Corp * †	16,500	591,030
FirstMerit Corp †	91,200	1,824,912
Flagstar Bancorp Inc †	50,900	354,773
Flagstone Reinsurance Holdings Ltd (Bermuda)	9,700	134,830
Flushing Financial Corp	24,225	388,811
FPIC Insurance Group Inc *	11,500	494,270
Franklin Bank Corp * †	38,700	166,797
Franklin Street Properties Corp REIT †	59,900	886,520
Fremont General Corp * †	86,500	302,750
Friedman Billings Ramsey Group Inc ‘A’	142,800	448,392
Frontier Financial Corp †	43,898	815,186
GAMCO Investors Inc ‘A’	5,500	380,600
Getty Realty Corp REIT †	16,100	429,548
GFI Group Inc *	17,800	1,703,816
Glacier Bancorp Inc †	58,658	1,099,251
Gladstone Capital Corp †	19,400	329,800
Glimcher Realty Trust REIT	45,500	650,195
Global Cash Access Holdings Inc * †	40,200	243,612
GMH Communities Trust REIT	44,460	245,419
Gramercy Capital Corp REIT †	25,150	611,396
Great Southern Bancorp Inc †	8,000	175,680
Green Bankshares Inc	8,600	165,120
Greenhill & Co Inc †	18,900	1,256,472
Greenlight Capital Re Ltd ‘A’ * (Cayman)	15,200	316,008
H&E Equipment Services Inc * †	20,300	383,264
Hallmark Financial Services Inc *	8,600	136,396
Hancock Holding Co †	31,000	1,184,200
Hanmi Financial Corp	45,938	395,986
Harleysville Group Inc	14,100	498,858
Harleysville National Corp †	28,813	419,805
Healthcare Realty Trust Inc REIT	56,300	1,429,457
Heartland Financial USA Inc †	10,050	186,628
Heartland Payment Systems Inc †	15,100	404,680
Hercules Technology Growth Capital Inc	37,000	459,540
Heritage Commerce Corp	10,610	195,118
Hersha Hospitality Trust REIT	37,000	351,500
HFF Inc ‘A’ *	16,300	126,162
Highwoods Properties Inc REIT †	62,840	1,846,239
Hilb Rogal & Hobbs Co †	40,700	1,651,199
Home BancShares Inc †	9,200	192,924
Home Properties Inc REIT †	36,800	1,650,480
Horace Mann Educators Corp	49,700	941,318
Horizon Financial Corp †	14,424	251,555
Huron Consulting Group Inc *	19,400	1,564,222
Hypercom Corp *	71,500	356,070
IBERIABANK Corp	14,225	665,019
Impac Mortgage Holdings Inc REIT †	92,400	51,744
Imperial Capital Bancorp Inc	8,400	153,720
Independence Holding Co †	3,700	46,805
Independent Bank Corp MA	18,100	492,682
Independent Bank Corp MI †	31,606	300,257
Infinity Property & Casualty Corp	15,800	570,854
Inland Real Estate Corp REIT †	64,800	917,568
Integra Bank Corp	24,800	349,928
Interactive Brokers Group Inc ‘A’ *	41,200	1,331,584
Interactive Data Corp	41,500	1,369,915
International Bancshares Corp	52,238	1,093,864
INVESTools Inc *	53,950	957,073
Investors Bancorp Inc * †	50,400	712,656
Investors Real Estate Trust REIT	54,600	489,762
IPC Holdings Ltd (Bermuda)	68,300	1,971,821
Irwin Financial Corp †	23,300	171,255
Jack Henry & Associates Inc †	87,900	2,139,486

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
JER Investors Trust Inc REIT †	29,900	$322,023
Kansas City Life Insurance Co	3,400	148,206
KBW Inc *	29,300	749,787
Kearny Financial Corp	17,500	208,425
Kite Realty Group Trust REIT	25,610	391,065
KNBT Bancorp Inc	34,600	533,532
Knight Capital Group Inc ‘A’ * †	104,100	1,499,040
Kohlberg Capital Corp †	14,200	170,400
LaBranche & Co Inc *	48,200	242,928
Ladenburg Thalmann Financial Services Inc * †	106,700	226,204
Lakeland Bancorp Inc	15,788	182,978
Lakeland Financial Corp	9,643	201,539
LandAmerica Financial Group Inc †	18,400	615,480
LaSalle Hotel Properties REIT †	41,400	1,320,660
Lexington Realty Trust REIT †	68,700	998,898
LTC Properties Inc REIT	22,800	571,140
Luminent Mortgage Capital Inc REIT †	95,000	74,100
Macatawa Bank Corp †	15,400	132,286
Maguire Properties Inc REIT †	40,700	1,199,429
MainSource Financial Group Inc †	15,760	245,226
MarketAxess Holdings Inc * †	30,800	395,164
Max Capital Group Ltd (Bermuda)	63,600	1,780,164
MB Financial Inc †	40,524	1,249,355
MCG Capital Corp	70,000	811,300
McGrath RentCorp	28,200	726,150
Meadowbrook Insurance Group Inc *	27,200	255,952
Medical Properties Trust Inc REIT †	60,400	615,476
Meruelo Maddux Properties Inc *	37,629	150,516
MFA Mortgage Investments Inc REIT	134,800	1,246,900
Mid-America Apartment Communities Inc REIT †	29,400	1,256,850
Midwest Banc Holdings Inc †	22,711	282,071
Mission West Properties Inc REIT	14,100	134,091
Montpelier Re Holdings Ltd † (Bermuda)	113,700	1,934,037
Morningstar Inc * †	14,300	1,111,825
Move Inc * †	115,518	283,019
MVC Capital Inc †	30,300	489,042
Nara Bancorp Inc	30,800	359,436
NASB Financial Inc	1,600	42,208
National Financial Partners Corp †	39,400	1,797,034
National Health Investors Inc REIT	22,900	638,910
National Interstate Corp †	7,900	261,490
National Penn Bancshares Inc	58,094	879,543
National Retail Properties Inc REIT †	79,100	1,849,358
National Western Life Insurance Co ‘A’	2,100	435,477
Nationwide Health Properties Inc REIT †	98,700	3,096,219
Navigators Group Inc *	15,400	1,001,000
NBT Bancorp Inc	37,995	867,046
Nelnet Inc ‘A’ †	15,100	191,921
NewAlliance Bancshares Inc †	125,600	1,446,912
Newcastle Investment Corp REIT †	49,500	641,520
NewStar Financial Inc *	12,400	102,672
NexCen Brands Inc *	39,800	192,632
NGP Capital Resources Co †	22,982	359,209
Northfield Bancorp Inc *	15,100	163,382
NorthStar Realty Finance Corp REIT †	59,800	533,416
Northwest Bancorp Inc	17,300	459,661
NYMAGIC Inc	5,800	134,154
Ocwen Financial Corp *	29,900	165,646
Odyssey Re Holdings Corp	28,900	1,060,919
Old National Bancorp	74,995	1,121,925
Old Second Bancorp Inc	15,889	425,666
Omega Financial Corp	14,400	421,344
Omega Healthcare Investors Inc REIT	68,500	1,099,425
Online Resources Corp * †	35,500	423,160
optionsXpress Holdings Inc †	49,700	1,680,854
Oriental Financial Group Inc	26,813	359,562
Oritani Financial Corp * †	8,000	98,400
Pacific Capital Bancorp †	54,787	1,102,862
Park National Corp †	13,534	872,943
Parkway Properties Inc REIT †	17,900	661,942
Patriot Capital Funding Inc	29,000	292,613
PennantPark Investment Corp	27,700	277,554
Pennsylvania REIT †	32,542	965,847
Penson Worldwide Inc *	12,200	175,070
Peoples Bancorp Inc	9,495	236,331
PFF Bancorp Inc †	29,270	352,411
PICO Holdings Inc * †	17,100	574,902
Pinnacle Financial Partners Inc * †	15,400	391,468
Piper Jaffray Cos * †	17,600	815,232
Platinum Underwriters Holdings Ltd (Bermuda)	63,000	2,240,280
PMA Capital Corp ‘A’ *	42,100	346,062
Portfolio Recovery Associates Inc †	18,300	725,961
Post Properties Inc REIT †	45,300	1,590,936
Potlatch Corp REIT †	43,151	1,917,630
Preferred Bank †	10,800	281,016
Presidential Life Corp	24,700	432,497
Primus Guaranty Ltd * † (Bermuda)	41,900	293,719
PrivateBancorp Inc †	22,600	737,890
ProAssurance Corp * †	36,850	2,023,802
Prospect Capital Corp	30,500	398,025
Prosperity Bancshares Inc †	41,200	1,210,868
Provident Bankshares Corp	38,408	821,547
Provident Financial Services Inc †	68,889	993,379
Provident New York Bancorp	40,534	523,699
PS Business Parks Inc REIT	18,700	982,685
Pzena Investment Management Inc ‘A’	2,200	25,080
QC Holdings Inc †	3,000	33,750
Quadra Realty Trust Inc REIT	10,700	86,028
RAIT Financial Trust REIT †	68,110	587,108
RAM Holdings Ltd * (Bermuda)	22,000	108,680
Ramco-Gershenson Properties Trust REIT †	21,568	460,908
Realty Income Corp REIT †	111,200	3,004,624
Redwood Trust Inc REIT †	25,500	873,120
Renasant Corp	19,569	422,103
Republic Bancorp Inc KY ‘A’	7,405	122,405
Resource Capital Corp REIT †	19,069	177,532
RLI Corp †	23,400	1,328,886
Rockville Financial Inc †	7,900	96,380
Roma Financial Corp	6,300	98,847
Royal Bancshares of Pennsylvania Inc ‘A’ †	3,583	39,413
S&T Bancorp Inc †	24,400	674,416
S.Y. Bancorp Inc †	10,325	247,180
S1 Corp *	63,918	466,601
Safety Insurance Group Inc	18,300	670,146
Sanders Morris Harris Group Inc †	13,900	142,475
Sandy Spring Bancorp Inc †	16,550	460,421
Santander BanCorp	2,715	23,512
Saul Centers Inc REIT	13,000	694,590
SCBT Financial Corp †	7,735	244,967
Scottish Re Group Ltd * (Cayman)	46,900	34,002
SeaBright Insurance Holdings Inc *	27,400	413,192
Seacoast Banking Corp of Florida †	20,610	211,871
Security Bank Corp †	19,200	175,488
Security Capital Assurance Ltd (Bermuda)	18,800	73,132
Selective Insurance Group Inc †	60,900	1,400,091
Senior Housing Properties Trust REIT †	93,200	2,113,776
Sierra Bancorp †	9,000	224,010
Signature Bank * †	34,400	1,161,000
Simmons First National Corp ‘A’ †	12,600	333,900
Sotheby’s †	72,800	2,773,680
Southside Bancshares Inc †	10,808	221,132
Southwest Bancorp Inc	19,600	359,268
Sovran Self Storage Inc REIT †	23,600	946,360
State Auto Financial Corp †	13,000	341,900
Sterling Bancorp †	25,692	350,439
Sterling Bancshares Inc	87,575	977,337

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Sterling Financial Corp PA	32,963	$541,252
Sterling Financial Corp WA	57,165	959,800
Stewart Information Services Corp †	19,500	508,755
Stifel Financial Corp * †	15,500	814,835
Strategic Hotels & Resorts Inc REIT	82,450	1,379,388
Suffolk Bancorp †	10,000	307,100
Sun Bancorp Inc *	12,321	194,432
Sun Communities Inc REIT	20,800	438,256
Sunstone Hotel Investors Inc REIT †	68,600	1,254,694
Superior Bancorp *	40,700	218,559
Susquehanna Bancshares Inc †	89,844	1,656,732
SVB Financial Group * †	35,800	1,804,320
SWS Group Inc	22,195	281,211
Tanger Factory Outlet Centers Inc REIT †	35,100	1,323,621
Tarragon Corp * †	12,050	18,075
Taylor Capital Group Inc	7,200	146,880
Texas Capital Bancshares Inc *	29,500	538,375
The Bancorp Inc *	16,870	227,070
The Commerce Group Inc †	55,200	1,986,096
The Midland Co	9,600	621,024
The Phoenix Cos Inc	118,900	1,411,343
The South Financial Group Inc †	85,200	1,331,676
TheStreet.com Inc †	23,600	375,712
Thomas Weisel Partners Group Inc * †	24,600	337,758
TICC Capital Corp	20,600	190,138
TierOne Corp †	22,500	498,375
TNS Inc †	27,500	488,125
Tompkins Financial Corp †	6,830	265,004
Tower Group Inc †	23,900	798,260
TradeStation Group Inc *	35,900	510,139
Triad Guaranty Inc * †	17,400	170,520
Trico Bancshares †	11,700	225,810
Trustco Bank Corp NY †	88,908	881,967
Trustmark Corp	55,900	1,417,624
U.S. Global Investors Inc ‘A’ †	15,500	258,230
UCBH Holdings Inc †	113,900	1,612,824
UMB Financial Corp	34,382	1,318,894
Umpqua Holdings Corp †	71,432	1,095,767
Union Bankshares Corp †	11,050	233,597
United America Indemnity Ltd ‘A’ * (Cayman)	23,100	460,152
United Bankshares Inc	44,200	1,238,484
United Community Banks Inc †	46,449	733,894
United Community Financial Corp †	20,424	112,740
United Fire & Casualty Co †	24,600	715,614
United Security Bancshares †	7,100	108,488
Universal American Corp *	54,200	1,386,978
Universal Health Realty Income Trust REIT	12,600	446,544
Univest Corp of Pennsylvania †	10,699	225,856
Urstadt Biddle Properties Inc ‘A’ REIT †	18,400	285,200
U-Store-It Trust REIT †	52,580	481,633
Validus Holdings Ltd * † (Bermuda)	14,300	371,514
Value Line Inc †	300	12,078
ViewPoint Financial Group	13,700	226,461
Virginia Commerce Bancorp Inc * †	23,846	279,709
W Holding Co Inc †	91,400	110,594
W.P. Stewart & Co Ltd † (Bermuda)	26,300	134,393
Waddell & Reed Financial Inc ‘A’	93,200	3,363,588
Washington REIT †	50,800	1,595,628
Washington Trust Bancorp Inc	11,800	297,714
Wauwatosa Holdings Inc * †	5,300	67,946
WesBanco Inc	24,000	494,400
West Coast Bancorp	18,100	334,850
Westamerica Bancorp †	34,300	1,528,065
Western Alliance Bancorp * †	14,300	268,411
Westfield Financial Inc	9,979	96,796
Wilshire Bancorp Inc †	13,500	105,975
Winthrop Realty Trust REIT †	42,100	222,709
Wintrust Financial Corp †	26,900	891,197
World Acceptance Corp * †	21,300	574,674
Wright Express Corp *	44,200	1,568,658
WSFS Financial Corp	7,200	361,440
Zenith National Insurance Corp †	41,050	1,836,166

		284,331,393

Health Care - 12.64%

Abaxis Inc *	24,100	864,226
ABIOMED Inc *	28,700	445,998
ACADIA Pharmaceuticals Inc *	37,800	418,446
Accuray Inc *	14,600	222,212
Acorda Therapeutics Inc *	24,800	544,608
Adams Respiratory Therapeutics Inc * †	39,300	2,347,782
Affymax Inc *	2,500	55,900
Affymetrix Inc * †	71,700	1,659,138
Air Methods Corp * †	12,600	625,842
Akorn Inc * †	67,100	492,514
Albany Molecular Research Inc *	25,700	369,566
Alexion Pharmaceuticals Inc *	40,100	3,008,703
Alexza Pharmaceuticals Inc *	16,000	129,440
Align Technology Inc * ‡	65,600	1,094,208
Alkermes Inc * †	111,200	1,733,608
Alliance Imaging Inc * †	27,800	267,436
Allos Therapeutics Inc *	52,700	331,483
Allscripts Healthcare Solutions Inc * †	61,500	1,194,330
Alnylam Pharmaceuticals Inc * †	39,800	1,157,384
Alpharma Inc ‘A’ * †	44,100	888,615
Altus Pharmaceuticals Inc *	14,200	73,556
AMAG Pharmaceuticals Inc *	18,550	1,115,412
Amedisys Inc * †	26,733	1,297,101
American Dental Partners Inc *	18,100	181,543
American Medical Systems Holdings Inc * †	79,900	1,155,354
American Oriental Bioengineering Inc * †	53,700	594,996
AMERIGROUP Corp * †	56,100	2,044,845
Amicus Therapeutics Inc *	10,200	109,650
AmSurg Corp * †	35,900	971,454
Analogic Corp †	15,500	1,049,660
AngioDynamics Inc * †	20,800	396,032
Animal Health International Inc *	8,700	107,010
Applera Corp-Celera Group *	81,199	1,288,628
Apria Healthcare Group Inc *	48,600	1,048,302
Arena Pharmaceuticals Inc * †	82,600	646,758
ARIAD Pharmaceuticals Inc *	86,200	366,350
ArQule Inc *	34,100	197,780
Array BioPharma Inc *	52,700	443,734
ArthroCare Corp *	28,600	1,374,230
Aspect Medical Systems Inc * †	20,200	282,800
Assisted Living Concepts Inc ‘A’ *	68,400	513,000
athenahealth Inc *	6,100	219,600
Auxilium Pharmaceuticals Inc * †	34,700	1,040,653
Beijing Med-Pharm Corp * †	36,600	401,868
Bentley Pharmaceuticals Inc * †	17,400	262,566
Biodel Inc *	3,300	76,659
BioForm Medical Inc *	4,800	32,784
BioMarin Pharmaceutical Inc * †	105,500	3,734,700
BioMimetic Therapeutics Inc *	14,500	251,865
Bionovo Inc * †	69,900	119,529
Bio-Rad Laboratories Inc ‘A’ *	19,600	2,030,952
Bio-Reference Laboratories Inc *	12,600	411,768
Bradley Pharmaceuticals Inc *	12,600	248,220
Bruker BioSciences Corp * †	71,600	952,280
Cadence Pharmaceuticals Inc *	13,700	203,582
Cantel Medical Corp *	8,600	125,388
Capital Senior Living Corp *	19,400	192,642
Caraco Pharmaceutical Laboratories Ltd *	8,400	144,060
Cell Genesys Inc * †	85,600	196,880
Centene Corp *	48,400	1,328,096
Cepheid Inc *	61,800	1,628,430
Chattem Inc * †	19,400	1,465,476
Computer Programs & Systems Inc †	13,200	300,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Conceptus Inc * †	32,900	$632,996
CONMED Corp *	33,950	784,584
CorVel Corp *	9,550	219,841
CryoLife Inc *	20,700	164,565
Cubist Pharmaceuticals Inc * †	62,900	1,290,079
Cutera Inc *	10,600	166,420
CV Therapeutics Inc * †	68,300	618,115
Cyberonics Inc *	22,000	289,520
Cynosure Inc ‘A’ * †	10,600	280,476
Cypress Bioscience Inc * †	39,300	433,479
Cytokinetics Inc *	27,800	131,494
CytRx Corp * †	77,300	219,532
Datascope Corp	12,800	465,920
Dendreon Corp * †	98,200	610,804
Discovery Laboratories Inc *	97,600	209,840
DURECT Corp * †	73,300	471,319
Eclipsys Corp * †	50,800	1,285,748
Emergency Medical Services Corp ‘A’ *	10,600	310,368
Emergent BioSolutions Inc *	194	982
Emeritus Corp * †	11,000	276,650
Encysive Pharmaceuticals Inc * †	88,300	75,055
Enzo Biochem Inc * †	29,951	381,576
Enzon Pharmaceuticals Inc * †	54,400	518,432
eResearchTechnology Inc *	40,724	481,358
ev3 Inc * †	51,852	659,039
Exelixis Inc *	115,700	998,491
Genomic Health Inc *	12,400	280,736
Genoptix Inc *	4,600	141,220
Gentiva Health Services Inc *	33,900	645,456
GenVec Inc *	102,700	150,969
Geron Corp * †	72,400	411,232
Greatbatch Inc * †	21,500	429,785
GTx Inc *	15,100	216,685
Haemonetics Corp * †	29,400	1,852,788
Halozyme Therapeutics Inc *	63,100	448,641
Hansen Medical Inc * †	12,000	359,280
Healthcare Services Group Inc †	46,420	983,186
HealthExtras Inc * †	30,900	805,872
HealthSouth Corp *	86,800	1,822,800
Healthspring Inc * †	48,700	927,735
Healthways Inc * †	38,700	2,261,628
HMS Holdings Corp *	21,100	700,731
Hologic Inc * †	132,110	9,068,030
Human Genome Sciences Inc *	148,300	1,548,252
Hythiam Inc * †	43,300	126,869
ICU Medical Inc * †	16,000	576,160
Idenix Pharmaceuticals Inc *	14,400	38,880
I-Flow Corp * †	18,900	298,242
Illumina Inc * †	58,924	3,491,836
Immucor Inc * †	75,993	2,583,002
Immunomedics Inc *	80,300	186,296
Incyte Corp *	93,700	941,685
Indevus Pharmaceuticals Inc *	74,500	517,775
Insulet Corp *	9,100	213,668
Integra LifeSciences Holdings Corp * †	21,300	893,109
InterMune Inc *	33,700	449,221
Invacare Corp †	28,700	723,240
Inverness Medical Innovations Inc * †	74,490	4,184,848
Isis Pharmaceuticals Inc * †	93,000	1,464,750
Javelin Pharmaceuticals Inc * †	54,300	203,082
Jazz Pharmaceuticals Inc *	3,400	49,980
Kendle International Inc * †	15,000	733,800
Kensey Nash Corp * †	14,300	427,856
Keryx Biopharmaceuticals Inc * †	49,000	411,600
Kindred Healthcare Inc * †	28,940	722,921
Kosan Biosciences Inc *	33,400	120,240
KV Pharmaceutical Co ‘A’ * †	39,350	1,123,049
Landauer Inc	10,400	539,240
LCA-Vision Inc	22,700	453,319
LHC Group Inc * †	17,000	424,660
LifeCell Corp * †	35,400	1,526,094
Ligand Pharmaceuticals Inc ‘B’	83,400	402,822
Luminex Corp * †	41,900	680,456
Magellan Health Services Inc *	43,200	2,014,416
MannKind Corp * †	63,495	505,420
MAP Pharmaceuticals Inc *	3,500	61,285
Martek Biosciences Corp * †	33,100	979,098
Masimo Corp *	13,600	536,520
Matria Healthcare Inc * †	23,962	569,577
Maxygen Inc *	21,700	174,251
Medarex Inc *	133,300	1,388,986
MedCath Corp *	13,500	331,560
Medical Action Industries Inc *	12,250	255,412
Medicis Pharmaceutical Corp ‘A’ †	63,500	1,649,095
Medivation Inc *	26,600	383,040
Mentor Corp †	34,800	1,360,680
Meridian Bioscience Inc †	44,100	1,326,528
Merit Medical Systems Inc *	31,165	433,194
Metabolix Inc *	17,900	426,020
MGI PHARMA Inc * †	87,900	3,562,587
Micrus Endovascular Corp *	18,800	369,984
Minrad International Inc *	65,800	213,850
Molecular Insight Pharmaceuticals Inc *	100	906
Molina Healthcare Inc *	16,758	648,535
Momenta Pharmaceuticals Inc *	28,500	203,490
Myriad Genetics Inc * †	47,800	2,218,876
Nabi Biopharmaceuticals * †	59,100	213,351
Nanosphere Inc *	4,300	60,157
Nastech Pharmaceutical Co Inc * †	31,100	118,180
National Healthcare Corp	6,100	315,370
Natus Medical Inc * †	27,000	522,450
Nektar Therapeutics *	102,400	687,104
Neurocrine Biosciences Inc * †	45,300	205,662
Neurogen Corp *	20,700	71,415
Nighthawk Radiology Holdings Inc * †	23,800	500,990
Northstar Neuroscience Inc *	16,000	148,800
Novacea Inc *	17,700	52,746
Noven Pharmaceuticals Inc *	30,700	426,116
NuVasive Inc * †	38,300	1,513,616
NxStage Medical Inc * †	25,700	389,869
Obagi Medical Products Inc *	8,900	162,781
Odyssey HealthCare Inc * †	33,550	371,063
Omnicell Inc *	38,600	1,039,498
Omrix Biopharmaceuticals Inc *	15,400	534,996
Onyx Pharmaceuticals Inc * †	59,790	3,325,520
OraSure Technologies Inc * †	52,200	464,058
Orexigen Therapeutics Inc * †	4,600	65,550
Orthofix International NV * (Netherlands)	19,200	1,113,024
OSI Pharmaceuticals Inc * †	63,500	3,080,385
Osiris Therapeutics Inc * †	10,800	129,816
Owens & Minor Inc †	44,900	1,905,107
Pain Therapeutics Inc * †	40,200	426,120
Palomar Medical Technologies Inc *	20,400	312,528
Par Pharmaceutical Cos Inc *	34,300	823,200
PAREXEL International Corp * †	31,800	1,535,940
Penwest Pharmaceuticals Co *	32,600	190,710
Perrigo Co †	85,000	2,975,850
PharmaNet Development Group Inc *	18,800	737,148
PharMerica Corp * †	30,540	423,895
Pharmion Corp * †	28,700	1,804,082
Phase Forward Inc *	45,700	993,975
Poniard Pharmaceuticals Inc *	35,100	154,791
POZEN Inc * †	30,500	366,000
Progenics Pharmaceuticals Inc *	28,600	516,802
Protalix BioTherapeutics Inc *	12,380	42,092
PSS World Medical Inc * †	74,600	1,459,922
Psychiatric Solutions Inc *	59,900	1,946,750
Quality Systems Inc †	20,600	628,094

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Quidel Corp * †	28,700	$558,789
Radiation Therapy Services Inc *	12,900	398,739
Regeneration Technologies Inc *	38,600	335,048
Regeneron Pharmaceuticals Inc * †	70,400	1,700,160
RehabCare Group Inc *	21,600	487,296
Res-Care Inc *	24,200	608,872
Rigel Pharmaceuticals Inc * †	32,900	835,331
Salix Pharmaceuticals Ltd * †	55,800	439,704
Santarus Inc *	75,000	206,250
Savient Pharmaceuticals Inc * †	55,505	1,274,950
Sciele Pharma Inc * †	40,800	834,360
Seattle Genetics Inc *	48,300	550,620
Sirona Dental Systems Inc * †	16,600	555,768
Sirtris Pharmaceuticals Inc *	3,100	42,439
Skilled Healthcare Group Inc ‘A’ *	28,300	414,029
Somaxon Pharmaceuticals Inc * †	18,000	93,780
Sonic Innovations Inc *	35,500	274,060
SonoSite Inc * †	20,100	676,767
Spectranetics Corp * †	37,700	577,941
Stereotaxis Inc *	29,800	364,156
STERIS Corp †	70,100	2,021,684
Sucampo Pharmaceuticals Inc ‘A’ *	1,800	33,012
Sun Healthcare Group Inc * †	49,500	849,915
Sunrise Senior Living Inc * †	46,300	1,420,484
SuperGen Inc *	61,500	224,475
SurModics Inc * †	17,700	960,579
Symmetry Medical Inc * †	35,000	610,050
Synta Pharmaceuticals Corp *	7,000	46,900
Telik Inc * †	67,700	234,919
Tercica Inc *	29,300	198,654
The Ensign Group Inc	900	12,960
The Medicines Co * †	57,400	1,099,784
Thoratec Corp * †	59,387	1,080,250
TomoTherapy Inc *	13,700	267,972
Trans1 Inc *	4,300	70,821
Trubion Pharmaceuticals Inc * †	4,700	47,000
United Therapeutics Corp * †	21,900	2,138,535
Valeant Pharmaceuticals International * †	105,300	1,260,441
Vanda Pharmaceuticals Inc * †	31,200	214,656
Ventana Medical Systems Inc *	29,900	2,608,177
ViroPharma Inc * †	77,900	618,526
Virtual Radiologic Corp *	2,100	42,588
Visicu Inc * †	13,000	154,310
Vital Images Inc * †	21,400	386,698
Vital Signs Inc	10,300	526,536
Vivus Inc *	57,500	297,850
Volcano Corp *	28,300	354,033
West Pharmaceutical Services Inc †	36,600	1,485,594
Wright Medical Group Inc *	36,000	1,050,120
XenoPort Inc *	22,300	1,246,124
XOMA Ltd * (Bermuda)	157,600	534,264
ZOLL Medical Corp *	23,900	638,608
ZymoGenetics Inc * †	47,200	550,824

		194,903,444

Integrated Oils - 0.14%

Delta Petroleum Corp * †	72,900	1,374,165
GMX Resources Inc *	13,100	422,868
Vaalco Energy Inc * †	75,100	349,215

		2,146,248

Materials & Processing - 8.91%

A. Schulman Inc †	32,800	706,840
A.M. Castle & Co †	13,300	361,627
AAON Inc	11,400	225,948
AbitibiBowater Inc †	60,176	1,240,227
Acuity Brands Inc †	45,600	2,052,000
Aecom Technology Corp *	44,700	1,277,079
AEP Industries Inc * †	5,000	160,050
Albany International Corp ‘A’ †	30,028	1,114,039
Alico Inc †	2,800	102,200
AMCOL International Corp	26,000	936,780
American Vanguard Corp	16,666	289,155
Ameron International Corp †	10,600	976,790
Ampco-Pittsburgh Corp	8,200	312,666
Amrep Corp †	1,600	48,880
Apex Silver Mines Ltd * (Cayman)	65,100	992,124
Apogee Enterprises Inc †	35,200	602,272
AptarGroup Inc † ‡	76,200	3,117,342
Arch Chemicals Inc	27,100	995,925
Avatar Holdings Inc * †	7,800	326,196
Balchem Corp	16,175	361,996
Barnes Group Inc †	51,000	1,702,890
Beacon Roofing Supply Inc * †	50,899	428,570
Bluegreen Corp * †	16,200	116,478
BlueLinx Holdings Inc †	9,300	36,549
Brady Corp ‘A’ †	52,800	1,852,752
Brookfield Homes Corp †	11,205	177,039
Brush Engineered Materials Inc *	20,800	770,016
Buckeye Technologies Inc *	36,900	461,250
Builders FirstSource Inc * †	18,600	134,292
Building Materials Holding Corp †	34,300	189,679
Cabot Microelectronics Corp * †	27,900	1,001,889
Cadiz Inc * †	9,400	197,400
Calgon Carbon Corp * †	47,200	750,008
Cambrex Corp	28,500	238,830
Century Aluminum Co * †	33,010	1,780,559
Ceradyne Inc *	29,575	1,387,955
CF Industries Holdings Inc ‡	60,700	6,680,642
Chesapeake Corp †	21,900	113,661
China Architectural Engineering Inc *	100	865
CIRCOR International Inc †	18,300	848,388
CLARCOR Inc †	56,700	2,152,899
Claymont Steel Holdings Inc *	11,800	275,530
Clean Harbors Inc *	16,700	863,390
Coeur d’Alene Mines Corp * †	501,800	2,478,892
Comfort Systems USA Inc	40,700	520,146
Compass Minerals International Inc †	36,800	1,508,800
Consolidated-Tomoka Land Co †	5,700	357,276
Deltic Timber Corp †	10,400	535,496
Drew Industries Inc *	17,900	490,460
Dycom Industries Inc *	41,800	1,113,970
Dynamic Materials Corp	13,300	783,370
EMCOR Group Inc *	70,600	1,668,278
Encore Wire Corp	28,850	459,292
Energy Conversion Devices Inc * †	41,400	1,393,110
EnerSys * †	26,300	656,448
ENGlobal Corp *	22,300	253,328
Ennis Inc	23,800	428,400
Esmark Inc *	10,500	148,365
Exide Technologies *	75,100	600,800
Ferro Corp	49,400	1,024,062
General Moly Inc * †	56,900	664,023
Georgia Gulf Corp †	40,200	266,124
Gibraltar Industries Inc †	23,199	357,729
Glatfelter	50,600	774,686
Goodman Global Inc * †	37,900	930,066
GrafTech International Ltd * †	110,500	1,961,375
Granite Construction Inc	37,150	1,344,087
Graphic Packaging Corp * †	59,400	219,186
Great Lakes Dredge & Dock Corp	6,300	54,936
Greif Inc ‘A’	35,000	2,287,950
Griffon Corp *	36,670	456,542
Grubb & Ellis Co	25,100	160,891
H.B. Fuller Co †	63,000	1,414,350
Haynes International Inc *	11,700	813,150
Hecla Mining Co * †	133,000	1,243,550
Hercules Inc	128,700	2,490,345

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Hexcel Corp * †	99,700	$2,420,716
Hilltop Holdings Inc REIT * †	47,123	514,579
Horsehead Holding Corp *	3,100	52,607
InnerWorkings Inc *	28,200	486,732
Innophos Holdings Inc	18,700	278,256
Innospec Inc	23,100	396,396
Insituform Technologies Inc ‘A’ * †	32,800	485,440
Insteel Industries Inc †	21,200	248,676
Integrated Electrical Services Inc * †	16,600	311,914
Interface Inc ‘A’ †	63,500	1,036,320
Interline Brands Inc * †	26,700	584,997
Kaiser Aluminum Corp	16,100	1,279,628
Kaydon Corp †	29,400	1,603,476
Koppers Holdings Inc †	20,500	886,420
Kronos Worldwide Inc	4,604	80,340
Landec Corp *	28,000	375,200
Layne Christensen Co * †	18,600	915,306
LB Foster Co ‘A’ *	12,500	646,625
LSB Industries Inc *	17,700	499,494
LSI Industries Inc	23,200	422,240
Medis Technologies Ltd * †	27,993	431,932
Mercer International Inc * †	27,300	213,759
Metal Management Inc	26,600	1,211,098
MGP Ingredients Inc	16,100	151,662
Michael Baker Corp *	9,000	369,900
Minerals Technologies Inc	19,700	1,318,915
Mobile Mini Inc *	40,800	756,432
Mueller Industries Inc	37,700	1,092,923
Mueller Water Products Inc ‘A’ †	127,120	1,210,182
Multi-Color Corp	6,150	168,940
Myers Industries Inc	27,779	401,962
NCI Building Systems Inc * †	23,200	667,928
Neenah Paper Inc	16,787	489,341
NewMarket Corp	16,900	941,161
NL Industries Inc	7,100	81,153
Northwest Pipe Co *	11,600	454,024
NuCO2 Inc *	14,800	368,520
Olin Corp †	81,648	1,578,256
Olympic Steel Inc †	11,200	355,152
OM Group Inc * †	31,400	1,806,756
Perini Corp *	27,700	1,147,334
PGT Inc *	2,600	12,376
PolyOne Corp * †	92,900	611,282
Polypore International Inc *	13,100	229,250
Quanex Corp	40,949	2,125,253
RBC Bearings Inc *	24,800	1,077,808
Rock-Tenn Co ‘A’ †	39,100	993,531
Rockwood Holdings Inc *	38,900	1,292,258
Rogers Corp * †	17,800	771,986
Royal Gold Inc	29,800	909,496
RTI International Metals Inc *	24,100	1,661,213
Schnitzer Steel Industries Inc ‘A’ †	22,950	1,586,534
Senomyx Inc * †	37,800	283,122
ShengdaTech Inc * †	34,800	502,860
Silgan Holdings Inc †	28,400	1,475,096
Simpson Manufacturing Co Inc †	41,100	1,092,849
Spartech Corp	36,800	518,880
Stepan Co	4,500	146,385
Stillwater Mining Co * †	39,810	384,565
Stratus Properties Inc *	3,600	122,184
Superior Essex Inc *	24,600	590,400
Symyx Technologies Inc * †	43,200	331,776
Tejon Ranch Co * †	10,450	426,882
Terra Industries Inc * †	102,000	4,871,520
Texas Industries Inc	28,710	2,012,571
The Andersons Inc	15,400	689,920
The Standard Register Co †	14,200	165,572
Thomas Properties Group Inc	31,700	341,726
Tredegar Corp †	30,300	487,224
Trex Co Inc * †	17,400	148,074
Trimas Corp *	10,400	110,136
Tronox Inc ‘A’	20,000	178,000
Tronox Inc ‘B’	18,000	155,700
U.S. Concrete Inc * †	33,800	112,554
UAP Holding Corp †	58,000	2,238,800
Universal Forest Products Inc †	20,100	592,146
Universal Stainless & Alloy *	8,600	305,902
Uranium Resources Inc * †	60,600	756,288
URS Corp *	2	89
US Gold Corp *	53,100	157,176
USEC Inc * †	111,400	1,002,600
Valhi Inc †	6,700	106,798
Valmont Industries Inc †	20,600	1,835,872
W.R. Grace & Co * †	74,300	1,945,174
Watsco Inc †	25,600	941,056
Wausau Paper Corp	44,100	396,459
WD-40 Co †	21,000	797,370
Worthington Industries Inc †	76,500	1,367,820
Xerium Technologies Inc	24,200	125,840
Zep Inc * †	24,850	344,670
Zoltek Cos Inc *	25,900	1,110,333

		137,407,218

Multi-Industry - 0.72%

Aldabra 2 Acquisition Corp *	52,700	513,298
Alternative Asset Management Acquisition Corp *	53,000	484,950
Chemed Corp †	26,500	1,480,820
Compass Diversified Holdings †	26,300	391,870
Energy Infrastructure Acquisition Corp *	30,800	312,312
GenCorp Inc * †	63,800	743,908
GenTek Inc *	8,700	254,649
Heckmann Corp *	53,400	392,490
Hicks Acquisition Co I Inc *	51,900	476,961
Kaman Corp	28,400	1,045,404
Lancaster Colony Corp	26,300	1,044,110
Marathon Acquisition Corp * †	32,700	254,406
NRDC Acquisition Corp *	37,100	340,207
NTR Acquisition Co *	28,600	271,700
Raven Industries Inc	15,700	602,723
Triplecrown Acquisition Corp *	44,100	403,074
Walter Industries Inc	57,500	2,065,975

		11,078,857

Producer Durables - 6.80%

A.O. Smith Corp †	24,400	855,220
A.S.V. Inc * †	20,200	279,770
ACCO Brands Corp * †	54,800	878,992
Actuant Corp ‘A’ †	59,600	2,026,996
Advanced Energy Industries Inc *	40,100	524,508
Aerovironment Inc *	5,300	128,260
Airvana Inc *	700	3,801
Altra Holdings Inc *	8,100	134,703
American Ecology Corp	17,600	413,248
American Superconductor Corp *	45,900	1,254,906
Applied Industrial Technologies Inc	44,474	1,290,635
Argon ST Inc *	17,700	328,512
ARRIS Group Inc * †	163,203	1,628,769
Astec Industries Inc *	21,000	780,990
Asyst Technologies Inc * †	48,900	159,414
ATMI Inc * †	38,400	1,238,400
Audiovox Corp ‘A’ *	16,800	208,320
Axcelis Technologies Inc * †	100,900	464,140
AZZ Inc * †	11,000	311,850
Badger Meter Inc †	14,100	633,795
Baldor Electric Co †	51,240	1,724,738
Beazer Homes USA Inc †	48,600	361,098
Belden Inc † ‡	47,475	2,112,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Blount International Inc *	45,900	$565,029
Briggs & Stratton Corp †	54,200	1,228,172
Brooks Automation Inc * †	78,252	1,033,709
Bucyrus International Inc ‘A’ † ‡	41,124	4,087,314
Cascade Corp †	11,500	534,290
Champion Enterprises Inc * †	85,500	805,410
Chart Industries Inc *	16,600	512,940
Cognex Corp	49,300	993,395
Cohu Inc †	22,600	345,780
Columbus McKinnon Corp * †	22,000	717,640
Credence Systems Corp * †	90,340	218,623
CTS Corp	40,900	406,137
Curtiss-Wright Corp †	48,800	2,449,760
Cymer Inc * †	32,900	1,280,797
Darling International Inc * †	81,700	944,452
Dionex Corp *	21,600	1,789,776
Electro Scientific Industries Inc * †	35,511	704,893
EnergySolutions Inc *	29,900	807,001
EnPro Industries Inc * †	21,300	652,845
Entegris Inc *	131,293	1,133,059
ESCO Technologies Inc * †	29,800	1,190,212
Esterline Technologies Corp *	31,000	1,604,250
FARO Technologies Inc *	18,600	505,548
Federal Signal Corp	53,900	604,758
FEI Co * †	40,000	993,200
Flow International Corp *	46,100	429,652
Franklin Electric Co Inc †	22,800	872,556
Fuel Tech Inc * †	21,000	475,650
Gehl Co * †	13,000	208,520
Genlyte Group Inc * †	31,400	2,989,280
Hardinge Inc	11,600	194,648
Headwaters Inc * †	44,300	520,082
Heico Corp	28,300	1,541,784
Herman Miller Inc †	71,300	2,309,407
Hovnanian Enterprises Inc ‘A’ * †	43,900	314,763
Hurco Cos Inc *	4,900	213,885
Intevac Inc *	25,200	366,408
Itron Inc * †	33,140	3,180,446
Kadant Inc * †	17,420	516,851
Kimball International Inc ‘B’	24,500	335,650
Knoll Inc †	49,700	816,571
Kulicke & Soffa Industries Inc * †	67,000	459,620
L-1 Identity Solutions Inc *	62,187	1,116,257
Ladish Co Inc * †	17,400	751,506
Lindsay Corp	11,800	834,142
Littelfuse Inc * †	26,200	863,552
LTX Corp *	75,800	241,044
M/I Homes Inc †	17,700	185,850
MasTec Inc *	41,300	420,021
Mattson Technology Inc * †	52,300	447,688
Measurement Specialties Inc * †	13,000	287,300
Meritage Homes Corp * †	29,600	431,272
Mine Safety Appliances Co	29,259	1,517,664
MKS Instruments Inc * †	57,600	1,102,464
Moog Inc ‘A’ * †	39,662	1,816,916
MTC Technologies Inc *	8,000	188,000
MTS Systems Corp	19,800	844,866
NACCO Industries Inc ‘A’	5,600	558,264
Nordson Corp	37,800	2,190,888
OpNext Inc *	14,700	130,095
Orbital Sciences Corp * †	65,700	1,610,964
OYO Geospace Corp *	5,200	391,872
Palm Harbor Homes Inc * †	9,700	102,335
Park-Ohio Holdings Corp *	10,900	273,590
Photronics Inc *	40,400	503,788
Plantronics Inc †	53,300	1,385,800
Polycom Inc * †	96,900	2,691,882
Powell Industries Inc * †	8,000	352,560
Power-One Inc * †	69,700	278,103
Powerwave Technologies Inc * †	130,600	526,318
Preformed Line Products Co	3,900	232,050
Raser Technologies Inc * †	30,700	455,895
Regal-Beloit Corp †	33,800	1,519,310
Robbins & Myers Inc †	14,700	1,111,761
Rofin-Sinar Technologies Inc *	32,200	1,549,142
Rudolph Technologies Inc *	32,922	372,682
Semitool Inc * †	22,000	190,960
Skyline Corp †	9,100	267,085
Sonic Solutions * †	28,800	299,232
Standard Pacific Corp †	75,900	254,265
Standex International Corp	12,300	214,635
Sun Hydraulics Corp	14,050	354,482
Symmetricom Inc * †	53,800	253,398
TAL International Group Inc †	14,800	336,996
Taser International Inc * †	70,200	1,010,178
Team Inc * †	18,800	687,704
Technitrol Inc	41,800	1,194,644
Tecumseh Products Co ‘A’ * †	18,900	442,449
Teledyne Technologies Inc *	38,600	2,058,538
Tennant Co †	17,900	792,791
The Gorman-Rupp Co	13,525	421,980
The Middleby Corp *	15,200	1,164,624
TransDigm Group Inc *	10,900	492,353
Triumph Group Inc †	17,000	1,399,950
TurboChef Technologies Inc *	24,400	402,600
Twin Disc Inc	5,500	389,235
Ultra Clean Holdings Inc *	22,000	268,400
Ultratech Inc * †	30,700	348,138
Varian Semiconductor Equipment Associates Inc * λ	1	18
Veeco Instruments Inc * †	38,000	634,600
Vicor Corp †	16,800	261,912
Watts Water Technologies Inc ‘A’ †	31,700	944,660
WCI Communities Inc * †	46,100	174,258
Woodward Governor Co †	33,100	2,249,145
X-Rite Inc *	33,000	383,460
Zygo Corp *	13,100	163,226

		104,940,223

Technology - 12.85%

3Com Corp *	410,800	1,856,816
3D Systems Corp * †	16,000	247,040
3PAR Inc *	3,900	49,920
Acacia Research-Acacia Technologies Corp * †	32,400	290,952
ACI Worldwide Inc *	43,700	832,048
Acme Packet Inc *	19,600	246,764
Actel Corp *	25,900	353,794
Actuate Corp *	68,100	529,137
Adaptec Inc *	133,800	452,244
ADTRAN Inc	67,400	1,441,012
Advanced Analogic Technologies Inc * †	42,300	477,144
Agilysys Inc †	31,100	470,232
American Reprographics Co * †	33,500	552,080
American Science & Engineering Inc	10,300	584,525
AMIS Holdings Inc * †	79,000	791,580
Amkor Technology Inc * †	108,200	922,946
ANADIGICS Inc * †	65,400	756,678
Anaren Inc *	21,200	349,588
Anixter International Inc * †	34,100	2,123,407
Ansoft Corp * †	19,200	496,320
ANSYS Inc * †	85,400	3,540,684
Applied Micro Circuits Corp *	80,600	704,444
Ariba Inc * †	89,537	998,338
Arrowhead Research Corp * †	49,300	186,354
Art Technology Group Inc *	143,100	618,192
Aruba Networks Inc *	12,900	192,339
AsiaInfo Holdings Inc *	29,800	327,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Aspen Technology Inc * †	92,290	$1,496,944
Atheros Communications Inc * †	61,000	1,862,940
AuthenTec Inc *	5,200	75,556
Avanex Corp *	174,400	174,400
Avid Technology Inc * †	45,900	1,300,806
Avocent Corp * †	56,000	1,305,360
BearingPoint Inc * †	230,500	652,315
Bel Fuse Inc ‘B’	10,400	304,408
Benchmark Electronics Inc *	74,800	1,326,204
BigBand Networks Inc *	5,600	28,784
Black Box Corp †	20,900	755,953
Blackbaud Inc †	45,356	1,271,782
Blackboard Inc * †	32,550	1,310,138
BladeLogic Inc *	4,300	127,151
Blue Coat Systems Inc *	34,100	1,120,867
Borland Software Corp * †	95,100	286,251
Bottomline Technologies Inc DE *	21,500	301,000
CACI International Inc ‘A’ * †	33,200	1,486,364
Cavium Networks Inc *	4,900	112,798
Cbeyond Inc *	20,900	814,891
Checkpoint Systems Inc * †	40,500	1,052,190
Chordiant Software Inc * †	41,540	355,167
CIBER Inc *	53,900	329,329
Cirrus Logic Inc *	99,000	522,720
CMGI Inc *	52,000	680,680
Cogent Communications Group Inc * †	52,300	1,240,033
Cogent Inc *	49,000	546,350
Coleman Cable Inc * †	12,100	114,345
CommVault Systems Inc * †	39,700	840,846
Compellent Technologies Inc *	3,300	39,699
comScore Inc *	5,000	163,150
COMSYS IT Partners Inc * †	17,400	274,572
Comtech Group Inc *	25,000	402,750
Comtech Telecommunications Corp * †	23,950	1,293,540
Comverge Inc * †	5,600	176,344
Concur Technologies Inc * †	47,300	1,712,733
Conexant Systems Inc * †	534,100	443,303
Constant Contact Inc *	5,500	118,250
CPI International Inc * †	4,200	71,820
Cray Inc *	37,700	225,823
CSG Systems International Inc * †	44,800	659,456
Cubic Corp †	15,392	603,366
CycleLogic Inc * ▼	18	—
Daktronics Inc †	36,700	828,319
Data Domain Inc *	7,900	208,086
DealerTrack Holdings Inc * †	40,600	1,358,882
Deltek Inc *	5,700	86,811
Dice Holdings Inc *	12,300	98,277
Digi International Inc * †	22,900	324,951
Digital River Inc *	43,500	1,438,545
Diodes Inc * †	30,025	902,852
Ditech Networks Inc *	32,000	111,040
DivX Inc *	26,100	365,400
Double-Take Software Inc *	9,800	212,856
DSP Group Inc * †	35,500	433,100
Eagle Test Systems Inc * †	8,300	106,074
Echelon Corp *	33,900	699,696
Electronics for Imaging Inc * †	63,600	1,429,728
EMS Technologies Inc *	17,400	526,176
Emulex Corp * †	94,500	1,542,240
Epicor Software Corp * †	64,900	764,522
EPIQ Systems Inc *	31,925	555,814
Equinix Inc * †	39,500	3,992,265
Exar Corp * †	52,200	416,034
Excel Technology Inc *	14,400	390,240
Extreme Networks Inc * †	133,100	471,174
FalconStor Software Inc * †	40,000	450,400
Finisar Corp *	258,300	374,535
FLIR Systems Inc *	145,800	4,563,540
FormFactor Inc * †	49,700	1,645,070
Foundry Networks Inc * †	154,900	2,713,848
Gartner Inc * †	76,460	1,342,638
Genesis Microchip Inc * †	45,500	389,935
GeoEye Inc *	20,700	696,555
Gerber Scientific Inc *	19,210	207,468
Harmonic Inc * †	96,500	1,011,320
Harris Stratex Networks Inc ‘A’ *	23,675	395,372
Hittite Microwave Corp * †	16,200	773,712
Hughes Communications Inc *	5,700	311,277
Hutchinson Technology Inc *	26,000	684,320
i2 Technologies Inc * †	21,025	264,915
iGate Corp *	17,200	145,684
IHS Inc ‘A’ *	33,100	2,004,536
II-VI Inc *	23,800	727,090
Imation Corp †	39,300	825,300
Imergent Inc †	13,900	147,201
Immersion Corp *	35,300	457,135
Infinera Corp *	14,300	212,212
Informatica Corp * †	99,100	1,785,782
Information Services Group Inc * †	36,700	251,395
Innovative Solutions & Support Inc * †	15,750	152,618
Integral Systems Inc	7,003	162,890
Interactive Intelligence Inc *	14,800	389,980
InterDigital Inc *	53,200	1,241,156
Intermec Inc * †	67,200	1,364,832
Internet Capital Group Inc * †	37,700	442,598
Intervoice Inc * †	49,200	393,108
Interwoven Inc * †	43,575	619,636
ION Geophysical Corp * †	85,900	1,355,502
Ionatron Inc * †	35,400	101,244
IPG Photonics Corp *	7,800	155,922
iRobot Corp * †	13,900	251,312
Isilon Systems Inc * †	2,500	12,700
Ixia *	49,600	470,208
IXYS Corp *	22,000	176,440
j2 Global Communications Inc *	54,800	1,160,116
JDA Software Group Inc *	30,600	626,076
KEMET Corp * †	94,500	626,535
Kenexa Corp * †	28,400	551,528
Keynote Systems Inc *	11,800	165,790
Lattice Semiconductor Corp * †	140,000	455,000
Lawson Software Inc * †	141,300	1,446,912
Limelight Networks Inc *	13,400	92,326
Lionbridge Technologies Inc *	60,100	213,355
LivePerson Inc *	52,800	281,952
Loral Space & Communications Inc * †	10,600	363,050
Macrovision Corp * †	53,900	987,987
Magma Design Automation Inc *	45,600	556,776
Manhattan Associates Inc *	30,200	796,072
ManTech International Corp ‘A’ *	21,900	959,658
Mentor Graphics Corp * †	99,300	1,070,454
MercadoLibre Inc *	16,900	1,248,572
Mercury Computer Systems Inc *	27,900	449,469
Methode Electronics Inc †	43,900	721,716
Micrel Inc	67,300	568,685
MICROS Systems Inc * †	44,600	3,129,136
Microsemi Corp * †	84,300	1,866,402
MicroStrategy Inc ‘A’ *	10,535	1,001,878
Microtune Inc * †	53,200	347,396
MIPS Technologies Inc * †	49,800	247,008
Monolithic Power Systems Inc * †	23,200	498,104
Monotype Imaging Holdings Inc *	8,300	125,911
MRV Communications Inc * †	151,100	350,552
MSC.Software Corp *	42,500	552,075
Multi-Fineline Electronix Inc *	9,900	171,666
Ness Technologies Inc *	33,900	312,897
Netezza Corp *	7,400	102,120
NETGEAR Inc * †	38,400	1,369,728

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Netlogic Microsystems Inc * †	19,200	$618,240
Network Equipment Technologies Inc *	22,700	191,134
Newport Corp * †	43,200	552,528
NextWave Wireless Inc *	22,900	123,202
Novatel Wireless Inc * †	36,100	584,820
Nuance Communications Inc * †	159,456	2,978,638
Omniture Inc * †	35,800	1,191,782
OmniVision Technologies Inc * †	56,300	881,095
ON Semiconductor Corp * †	267,300	2,373,624
On2 Technologies Inc * †	147,500	150,450
OpenTV Corp ‘A’ * (United Kingdom)	66,200	87,384
Openwave Systems Inc	88,699	230,617
Oplink Communications Inc * †	25,385	389,660
Optium Corp *	7,200	56,736
OSI Systems Inc * †	15,600	412,932
Packeteer Inc * †	47,000	289,520
Palm Inc †	104,454	662,238
Parametric Technology Corp *	128,320	2,290,512
Park Electrochemical Corp	24,250	684,820
PDF Solutions Inc *	25,100	226,151
Pegasystems Inc	9,200	109,756
Pericom Semiconductor Corp *	31,500	589,050
Perot Systems Corp ‘A’ *	89,700	1,210,950
Plexus Corp * †	51,300	1,347,138
PLX Technology Inc *	24,400	226,920
PMC-Sierra Inc * †	238,800	1,561,752
Progress Software Corp *	43,900	1,478,552
PROS Holdings Inc *	5,600	109,872
QAD Inc	8,300	77,522
Quantum Corp *	193,200	519,708
Quest Software Inc *	78,200	1,442,008
Rackable Systems Inc * †	36,000	360,000
Radiant Systems Inc * †	32,500	559,975
RadiSys Corp * †	27,350	366,490
RealNetworks Inc * †	112,800	686,952
RF Micro Devices Inc * †	288,943	1,649,865
RightNow Technologies Inc * †	20,500	324,925
Rimage Corp *	12,500	324,375
Rubicon Technology Inc *	4,800	114,000
Safeguard Scientifics Inc *	105,200	189,360
SAIC Inc *	177,550	3,572,306
Sapient Corp *	93,800	826,378
SAVVIS Inc * †	30,420	849,022
ScanSource Inc * †	28,600	925,210
SeaChange International Inc *	25,600	185,088
Secure Computing Corp * †	52,350	502,560
Semtech Corp * †	63,600	987,072
ShoreTel Inc * †	6,000	83,820
SI International Inc * †	16,600	456,002
Sigma Designs Inc *	31,300	1,727,760
Silicon Graphics Inc * †	4,200	76,776
Silicon Image Inc * †	101,600	459,232
Silicon Storage Technology Inc * †	90,200	269,698
SiRF Technology Holdings Inc * †	66,200	1,663,606
Skyworks Solutions Inc * †	176,900	1,503,650
SMART Modular Technologies Inc * (Cayman)	59,300	603,674
Smith Micro Software Inc * †	29,400	249,018
Solera Holdings Inc *	26,000	644,280
SonicWALL Inc *	72,100	772,912
Sonus Networks Inc * †	294,700	1,718,101
Sourcefire Inc *	1,400	11,676
SourceForge Inc * †	94,900	232,505
Spansion Inc ‘A’ * †	81,400	319,902
SPSS Inc * †	20,600	739,746
SRA International Inc ‘A’ *	45,900	1,351,755
Standard Microsystems Corp * †	26,800	1,047,076
Stanley Inc * †	6,900	220,938
Starent Networks Corp *	14,000	255,500
STEC Inc *	33,500	292,790
Stratasys Inc *	24,600	635,664
SuccessFactors Inc *	6,500	76,830
Super Micro Computer Inc *	3,800	29,146
Supertex Inc *	14,700	459,963
Switch & Data Facilities Co Inc *	12,700	203,454
Sybase Inc *	100,700	2,627,263
Sycamore Networks Inc *	181,500	696,960
SYKES Enterprises Inc * †	37,000	666,000
Synaptics Inc * †	26,700	1,098,972
Synchronoss Technologies Inc * †	18,700	662,728
Syniverse Holdings Inc *	30,800	479,864
SYNNEX Corp * †	13,900	272,440
Syntax-Brillian Corp * †	78,800	242,704
Syntel Inc †	12,000	462,240
Taleo Corp ‘A’ *	19,800	589,644
TechTarget Inc *	5,000	73,900
Techwell Inc *	11,700	128,817
Tekelec * †	68,200	852,500
Terremark Worldwide Inc *	47,540	309,010
Tessera Technologies Inc *	53,000	2,204,800
The TriZetto Group Inc * †	52,400	910,188
The Ultimate Software Group Inc * †	28,900	909,483
TIBCO Software Inc *	215,000	1,735,050
Trident Microsystems Inc * †	64,500	423,120
TriQuint Semiconductor Inc * †	154,904	1,027,014
TTM Technologies Inc * †	50,600	589,996
Tyler Technologies Inc * †	38,700	498,843
Unica Corp *	5,400	49,950
Universal Display Corp *	30,900	638,703
UTStarcom Inc * †	120,700	331,925
Varian Inc *	33,800	2,207,140
VASCO Data Security International Inc * †	30,200	843,184
Veraz Networks Inc *	300	1,446
ViaSat Inc * †	27,100	933,053
Vignette Corp * †	33,300	486,513
Virtusa Corp *	1,600	27,728
Visual Sciences Inc *	23,100	426,888
Vocus Inc *	15,600	538,668
Volterra Semiconductor Corp * †	24,300	268,029
Vonage Holdings Corp * †	95,200	218,960
Websense Inc *	50,200	852,396
Wind River Systems Inc *	83,300	743,869
Zoran Corp * †	55,006	1,238,185

		198,171,662

Utilities - 3.93%

Alaska Communications Systems Group Inc †	51,400	771,000
ALLETE Inc †	29,400	1,163,652
American States Water Co †	20,350	766,788
Aquila Inc *	388,800	1,450,224
Atlantic Tele-Network Inc †	8,185	276,489
Avista Corp	59,500	1,281,630
Black Hills Corp †	41,700	1,838,970
California Water Service Group †	23,200	858,864
Centennial Communications Corp *	32,400	300,996
Central Vermont Public Service Corp †	8,800	271,392
CH Energy Group Inc †	17,700	788,358
Cincinnati Bell Inc *	285,200	1,354,700
Cleco Corp †	66,000	1,834,800
Consolidated Communications Holdings Inc †	21,100	419,890
Consolidated Water Co Ltd (Cayman)	13,900	350,141
El Paso Electric Co *	51,800	1,324,526
EnergySouth Inc	6,600	382,800
FairPoint Communications Inc †	33,700	438,774
FiberTower Corp * †	127,800	291,384
General Communication Inc ‘A’ * †	62,000	542,500
Global Crossing Ltd * † (Bermuda)	40,900	901,845
Globalstar Inc * †	14,700	117,600
Golden Telecom Inc * †	17,700	1,786,815

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2007

	Shares	Value
Ibasis Inc	26,700	$136,971
ICO Global Communications Holdings Ltd *	125,400	398,772
IDACORP Inc †	45,800	1,613,076
IDT Corp ‘B’ †	55,900	472,355
Iowa Telecommunications Services Inc	38,300	622,758
iPCS Inc †	20,600	741,394
ITC Holdings Corp †	46,900	2,646,098
Knology Inc *	24,300	310,554
Mediacom Communications Corp ‘A’ * †	68,500	314,415
MGE Energy Inc	21,000	744,870
Neutral Tandem Inc *	4,500	85,590
New Jersey Resources Corp †	31,000	1,550,620
Nicor Inc †	47,200	1,998,920
North Pittsburgh Systems Inc	21,500	487,835
Northwest Natural Gas Co †	30,200	1,469,532
NorthWestern Corp	36,600	1,079,700
NTELOS Holdings Corp	29,000	861,010
Orbcomm Inc *	20,800	130,832
Otter Tail Corp	30,300	1,048,380
PAETEC Holding Corp *	79,860	778,635
Piedmont Natural Gas Co Inc †	78,800	2,061,408
Pike Electric Corp *	15,600	261,456
PNM Resources Inc †	84,700	1,816,815
Portland General Electric Co	35,900	997,302
Premiere Global Services Inc *	70,300	1,043,955
RCN Corp *	29,200	455,228
Rural Cellular Corp ‘A’ *	12,100	533,489
Shenandoah Telecommunications Co †	22,700	544,346
SJW Corp †	14,500	502,715
South Jersey Industries Inc †	33,700	1,216,233
Southwest Gas Corp	46,800	1,393,236
Southwest Water Co †	31,956	400,089
SureWest Communications †	12,600	215,460
The Empire District Electric Co	33,200	756,296
The Laclede Group Inc	21,400	732,736
Time Warner Telecom Inc ‘A’ * †	159,110	3,228,342
UIL Holdings Corp	29,366	1,085,074
UniSource Energy Corp †	40,700	1,284,085
USA Mobility Inc *	25,513	364,836
Virgin Mobile USA Inc ‘A’ *	24,400	216,916
Westar Energy Inc †	105,800	2,744,452
WGL Holdings Inc †	52,600	1,723,176

		60,584,100

Total Common Stocks (Cost $1,362,378,639)		1,394,440,347

CLOSED-END MUTUAL FUND - 0.01%

Kayne Anderson Energy Development Co †	7,600	174,116

Total Closed-End Mutual Fund (Cost $190,556)		174,116

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 9.29%

Time Deposit - 9.29%

State Street Bank 3.850% due 01/02/08	$143,228,000	$143,228,000

Total Short-Term Investment (Cost $143,228,000)		143,228,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.72% (Cost $1,505,797,195)		1,537,842,463

	Shares
SECURITIES LENDING COLLATERAL - 30.40%

The Mellon GSL DBT II Collateral Fund 4.977% Δ (Cost $468,878,524)	468,878,524	468,878,524

TOTAL INVESTMENTS - 130.12% (Cost $1,974,675,719)		2,006,720,987

OTHER ASSETS & LIABILITIES, NET - (30.12%)		(464,542,166)

NET ASSETS - 100.00%		$1,542,178,821

Notes to Schedule of Investments
(a)	As of December 31, 2007, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	39.69%
Financial Services	18.43%
Consumer Discretionary	15.40%
Technology	12.85%
Health Care	12.64%
Materials & Processing	8.91%
Producer Durables	6.80%
Energy	5.40%
Utilities	3.93%
Autos & Transportation	3.17%
Consumer Staples	2.03%
Multi-Industry	0.72%
Integrated Oils	0.14%
Closed-End Mutual Fund	0.01%

130.12%
Other Assets & Liabilities, Net	(30.12%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	0.00% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(d)	Securities with an approximate aggregate market value of $19,371,614 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Russell 2000 (03/08)	380	$144,365,576	$2,366,105

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2007

Explanation of Symbols for Schedules of Investments
*	Non-income producing securities.

†	Securities (or a portion of securities) on loan as of December 31, 2007.

+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees (the “Board”), including considerations to determine fair values for certain foreign securities.

Δ	Rate shown reflects 7-day yield as of December 31, 2007.

‡	Securities were fully/partially segregated with the broker(s)/custodian to cover margin requirements for open futures contracts as of December 31, 2007.

λ	Total shares owned by the portfolio as of December 31, 2007 were less than one share.

▼	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to Fund policy and procedures. Under the Fund’s policy, a holding is generally deemed illiquid if it cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount which a portfolio has valued the holding. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell a holding quickly for its full value. When calculating the percentage of each portfolio’s illiquid holdings, the absolute value of appreciation/depreciation was used for off balance sheet items, and market value was used for all other items.

Explanation of Terms for Schedules of Investments
Other Abbreviations:

‘NY’	New York Shares
REIT	Real Estate Investment Trust
Note:
The descriptions and industry classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99(a)(1).

(a)(2)	Certifications pursuant to Rule 30a-2 under the Sarbanes-Oxley Act of 2002 (17 CFR 270.30a-2) — attached hereto as Exhibit 99.CERT.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 — attached hereto as Exhibit 99.906 CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund
Date: March 7, 2008	By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 7, 2008	By:	/s/ James T. Morris
James T. Morris
Chief Executive Officer

Date: March 7, 2008	By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Date: March 7, 2008	By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)